EXHIBIT 10.2

Confidential treatment has been requested for portions of this exhibit pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [**]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

IN THE UNITED STATES DISTRICT COURT

FOR THE EASTERN DISTRICT OF LOUISIANA

UNITED STATES OF AMERICA,	)
and	)
LOUISIANA DEPARTMENT OF	)
ENVIRONMENTAL QUALITY	)
)
)
Plaintiffs,	)	Civil Action No. [ ]
)
v.	)	Section:
)
	)	Magistrate:
MOSAIC FERTILIZER, LLC,	)
)
Defendant.	)

CONSENT DECREE

Mosaic Consent Decree – EPA Region 6 and LDEQ

I.	JURISDICTION AND VENUE	5

II.	APPLICABILITY	6

III.	DEFINITIONS	8

IV.	CIVIL PENALTY	18

V.	COMPLIANCE REQUIREMENTS	19

VI.	WORK TAKEOVER	42

VII.	BENEFICIAL ENVIRONMENTAL PROJECTS	44

VIII.	REPORTING REQUIREMENTS	46

IX.	STIPULATED PENALTIES	50

X.	FORCE MAJEURE	54

XI.	DISPUTE RESOLUTION	56

XII.	INFORMATION COLLECTION AND RETENTION	59

XIII.	EFFECT OF SETTLEMENT/RESERVATION OF RIGHTS	62

XIV.	COSTS	66

XV.	NOTICES	68

XVI.	EFFECTIVE DATE	71

XVII.	RETENTION OF JURISDICTION	71

XVIII.	MODIFICATION	72

XIX.	TERMINATION	73

XX.	PUBLIC PARTICIPATION	75

XXI.	SIGNATORIES/SERVICE	76

XXII.	INTEGRATION	77

XXIII.	FINAL JUDGMENT	77

XXIV.	APPENDICES	78

Mosaic Consent Decree – EPA Region 6 and LDEQ

CONSENT DECREE

WHEREAS, Plaintiffs, the United States of America (United States), on behalf of the United States Environmental Protection Agency (EPA), and the Louisiana Department of Environmental Quality (LDEQ), an agency of the State of Louisiana to which the Louisiana Legislature has delegated the power and duty to enforce the Louisiana Environmental Quality Act (EQA) and Louisiana Environmental Quality Regulations, including the authority to bring actions in courts of competent jurisdiction for violations of the EQA (La. R.S. 30:2001 et seq.) and Louisiana’s Hazardous Waste Regulations (LAC 33: V. Subpart 1), (together the Plaintiffs), have filed a complaint alleging that Defendant, Mosaic Fertilizer, LLC (Mosaic) has violated the Resource Conservation and Recovery Act (RCRA), 42 United States Code (U.S.C.) § 6901 et seq., La. R.S. 30:2001 et seq, and the applicable regulations in 40 C.F.R. Parts 260-270, and LAC 33:V.Subpart 1, at its sulfuric acid, phosphoric acid and fertilizer manufacturing facilities located in Uncle Sam and Saint James, Louisiana, respectively the Uncle Sam Facility and the Faustina Facility (collectively the Facilities);

WHEREAS, the Complaint includes allegations that Mosaic failed to characterize and illegally treated, stored and disposed of hazardous waste from various processes at its Facilities, including: the production of sulfuric acid, diammonium phosphate (DAP) and monoammonium phosphate (MAP) fertilizer, and fluorosilicic acid (FSA); wastes generated during cleaning of the phosphoric acid plant and fertilizer plant equipment; and wastewaters generated from the scrubbers used to control air pollution from the phosphoric acid plants and from other chemical and waste management processes at its Facilities without a RCRA permit or interim status. The Complaint also alleges that Mosaic illegally placed hazardous wastes in the Uncle Sam Phosphogypsum Stack System dedicated for managing phosphoric acid production wastes

Mosaic Consent Decree – EPA Region 6 and LDEQ

exempt from hazardous waste regulation pursuant to the Bevill Exemption, 40 C.F.R. § 261.4(b)(7), thus violating Sections 3004 and 3005 of RCRA, 42 U.S.C. §§ 6924-25, and the applicable regulations in 40 C.F.R. Parts 260-270, and La. R.S. 30:2001 et seq. and the applicable regulations in LAC 33:V.Subpart 1, and that those hazardous wastes remain in the Uncle Sam Phosphogypsum Stack System;

WHEREAS, Mosaic denies the applicability of Sections 3004 and 3005 of RCRA, 42 U.S.C. §§ 6924-25, and the applicable regulations in 40 C.F.R. Parts 260-270, and La. R.S. 30:2001 et seq. and the applicable regulations in LAC 33:V.Subpart 1, and the regulations promulgated thereunder to certain practices at the Mosaic Facilities that are the subject of the Complaint, denies the violations alleged in the Complaint, and maintains that it has been and remains in compliance with RCRA and is not liable for civil penalties or injunctive relief;

WHEREAS, the objective of the Parties in this Consent Decree is to resolve the civil claims alleged in the Complaint by 1) establishing certain injunctive relief and environmental projects, whereby Mosaic shall modify certain operating practices with respect to its management of hazardous wastes and Bevill-Exempt Wastes, implement environmental controls, remediation, and financial assurance, and undertake certain pollution reduction and other beneficial projects; and 2) assessing an appropriate penalty;

WHEREAS, Mosaic has conducted itself in good faith in its discussions with the Plaintiffs concerning the violations alleged in the Complaint, and has already implemented certain operational changes at its Facilities and remedial measures, obviating the need for certain injunctive relief;

WHEREAS, by agreeing to entry of this Consent Decree, Mosaic makes no admission of law or fact with respect to the allegations in the Complaint, and continues to deny any non-

Mosaic Consent Decree – EPA Region 6 and LDEQ

compliance or violation of any law or regulation identified therein or in this Consent Decree. For the purpose of avoiding litigation among the Parties, however, Mosaic, and where applicable The Mosaic Company, agree to the requirements of this Consent Decree;

WHEREAS, the Parties agree that the United States’ filing of the Complaint and entry into this Consent Decree constitutes diligent prosecution by the United States and LDEQ, under Section 7002(b)(1)(B) of RCRA, 42 U.S.C. § 6972(b)(1)(B), of all matters alleged in the Complaint and addressed by this Consent Decree through the date of lodging of this Consent Decree; and

WHEREAS, the Parties recognize, and the Court by entering this Consent Decree finds, that this Consent Decree has been negotiated by the Parties in good faith and will avoid litigation among the Parties and that this Consent Decree is fair, reasonable, and in the public interest.

NOW, THEREFORE, before the taking of any testimony, without the adjudication or admission of any issue of fact or law except as provided in Section I (Jurisdiction and Venue), below, and with the consent of the Parties,

IT IS HEREBY ADJUDGED, ORDERED, AND DECREED as follows:

I.  JURISDICTION AND VENUE

1.        This Court has jurisdiction over the subject matter of this action and over the Parties, pursuant to Section 3008(a) of RCRA, 42 U.S.C. § 6928(a), and 28 U.S.C. §§ 1331, 1332, 1345, 1355 and 1367. Venue is proper in this judicial district pursuant to 28 U.S.C. §§ 1391(b) and (c) and 1395(a), and Section 3008(a) of RCRA, 42 U.S.C. § 6928(a), because Mosaic’s Facilities are located in this judicial district. For purposes of this Consent Decree, or any action to enforce this Consent Decree, the Parties consent to the Court’s jurisdiction over this

Mosaic Consent Decree – EPA Region 6 and LDEQ

Consent Decree and any such action and over Mosaic and The Mosaic Company, and further consent to venue in this judicial district.

2.        Pursuant to Section 3008(a)(2) of RCRA, 42 U.S.C. § 6928(a)(2), notice of the commencement of this action has been given to LDEQ.

3.        For purposes of this Consent Decree only, Mosaic agrees that the Complaint states claims upon which relief may be granted pursuant to Sections 3004 and 3005 of RCRA, 42 U.S.C. §§ 6924 and 6925, and La. R.S. 30:2001 et seq.

II.  APPLICABILITY

4.        The obligations of this Consent Decree apply to and are binding upon the United States, LDEQ, Mosaic, and, as provided herein, The Mosaic Company, and any successors, assigns, or other entities or persons otherwise bound by law. Rights granted to EPA under this Consent Decree may be exercised by LDEQ upon the written agreement of EPA and LDEQ with notice to Mosaic. Nothing in this Consent Decree shall apply to administrative or enforcement proceedings other than this action or an action to enforce this Consent Decree. Nor does anything in this Consent Decree relieve Mosaic of its obligation to comply with any federal and state laws applicable to activities that are not within the definition of Work in this Consent Decree.

5.        No transfer of ownership or operation of all or a portion of a Facility, whether in compliance with the procedures of this Paragraph or otherwise, shall relieve Mosaic of its obligation to ensure that the terms of this Consent Decree are implemented, unless: (1) the transferee agrees in writing to undertake the obligations required by this Consent Decree and to be substituted for Mosaic as a Party to the Consent Decree and thus be bound by the terms thereof; and (2) the United States, after consultation with LDEQ, consents in writing to relieve Mosaic and the Mosaic Company of their respective obligations under this Consent Decree

Mosaic Consent Decree – EPA Region 6 and LDEQ

pursuant to Section XVIII (Modification) of this Consent Decree. At least thirty (30) Days prior to a proposed transfer of Mosaic’s obligations under this Consent Decree, or such other period agreed to by the Parties in writing: (i) Mosaic shall provide a copy of this Consent Decree to the proposed transferee, if not previously provided; and (ii) shall provide written notice of the prospective transfer, together with a copy of the proposed written agreement (subject to Paragraphs 82 and 83 of this Consent Decree and as may otherwise be agreed in writing) transferring obligations to the transferee, to EPA, LDEQ, the United States Attorney for the Eastern District of Louisiana, and the United States Department of Justice, in accordance with Section XV (Notices) of this Consent Decree, together with a request for approval. The United States’ decision whether to approve the transferee’s substitution for Mosaic under this Consent Decree, and what conditions may attend approval, will take into account: (i) the status of the projects in Appendix 6 (RCRA Compliance Schedule), (ii) whether the transferee has or will have prior to the transfer the financial and technical capability to comply with this Consent Decree, (iii) and other factors that may be deemed relevant, including but not limited to the environmental compliance history of the proposed transferee and the environmental management capabilities of the proposed transferee. As set forth in Appendix 2, Paragraph 36, any such transfer will not include the Financial Assurance obligations specified for Mosaic therein, and therefore will include Financial Assurance conditions appropriate to the transferee. Any transfer of ownership or operation of all or a portion of the Facilities without complying with this Paragraph constitutes a violation of this Consent Decree. The United States’ refusal to approve, or approval with conditions for, the substitution of the transferee for Mosaic under this Consent Decree shall be subject to dispute resolution pursuant to Section XI (Dispute Resolution) of this Consent Decree, but any judicial review shall be conducted pursuant to Paragraph 76(a) of this

Mosaic Consent Decree – EPA Region 6 and LDEQ

Consent Decree. If Mosaic does not prevail in such judicial review, Mosaic shall pay all costs incurred by the United States in connection with such judicial review, including attorney’s fees.

6.        Mosaic shall: (1) provide a copy of this Consent Decree to its President/CEO, Executive Vice Presidents, Senior Environmental Counsel, and the General Manager, Environmental Manager, and Maintenance Manager of each Facility, and shall ensure that any employees and contractors whose duties might reasonably include compliance with any provision of this Consent Decree are made aware of this Consent Decree and specifically aware of the requirements of this Consent Decree that fall within such person’s duties; (2) place an electronic version of the Consent Decree on its internal environmental website; and (3) post notice of lodging of the Consent Decree and its availability in a location at each Facility where legal notices are posted. Mosaic shall be responsible for ensuring that all employees and contractors involved in performing any Work pursuant to this Consent Decree perform such Work in compliance with the requirements of this Consent Decree.

7.        In any action to enforce this Consent Decree, Mosaic shall not raise as a defense the failure by any of its officers, directors, employees, agents, or contractors to take any actions necessary to comply with the provisions of this Consent Decree.

III.  DEFINITIONS

8.        Every term expressly defined by this Section shall have the meaning given that term herein, regardless of whether it is elsewhere defined in federal or state law. Every other term used in this Consent Decree that is also a term used under RCRA, as amended, 42 U.S.C. §§ 6901 et seq., its implementing regulations, or La. R.S. 30:2001 et seq. and its implementing regulations, shall have the same meaning in this Consent Decree as such term has under RCRA or under federal or Louisiana regulations. In the case of a conflict between federal and state

Mosaic Consent Decree – EPA Region 6 and LDEQ

definitions, federal definitions shall control. For purposes of this Consent Decree, whenever terms defined below or in Appendices 1-9 hereto are used in this Consent Decree, such definitions shall apply:

a.    Bevill-Exempt Wastes shall mean Phosphogypsum and Process Wastewater from phosphoric acid production through mineral processing, which are solid wastes excluded from hazardous waste regulation pursuant to 40 C.F.R. § 261.4(b)(7)(ii)(D) and (P);

b.    Big Holding Tank (BHT) shall mean the tank(s) that Mosaic will install as compliance projects and that are designated as Big Holding Tank(s) in the Uncle Sam Facility Report;

c.    BHT Effluent shall mean the output solution consisting of any or all of the inputs to the BHT that are described in the Uncle Sam Facility Report;

d.    BHT Recovery Units comprise the BHT and those units in Downstream Operations from which, as specified in the Uncle Sam Facility Report, cleaning wastes and other materials will be circulated to the BHT for recovery in Upstream Operations or reuse as a cleaning solution following completion of the relevant compliance projects;

e.    Complaint shall mean the complaint filed by the United States and LDEQ in this action;

f.    Consent Decree shall mean this Consent Decree and all Appendices identified in Section XXIV (Appendices) and attached hereto. In the event of any conflict between this Consent Decree and any Appendix hereto, this Consent Decree shall control;

g.    Corrective Action Work shall mean 1) the activities described in Paragraphs 17 - 19 of Appendix 1, Attachment A; 2) the activities described in Section II.D of Appendix 1,

Mosaic Consent Decree – EPA Region 6 and LDEQ

Attachment B; and/or 3) other activities taken at the express direction of EPA or LDEQ pursuant to their respective legal authorities to address a release of:

(1) the following products, including intermediates and wastes: phosphoric acid, sulfuric acid, and FSA;

(2) the following cleaning solutions, including entrained wastes and solids: SACS, PACS, and FSACS;

(3) Process Wastewater, including mixtures and entrained wastes and solids;

(4) Phosphogypsum Stack System Wastewater, including mixtures and entrained wastes and solids;

(5) BHT Effluent, IGPU Effluent, or GHT Effluent, including entrained wastes and solids when such releases occur: a) within Upstream or Downstream Operations; b) from Mixed-Use, Grandfathered, or Recovery Units; or c) from the Phosphogypsum Stack System, as identified in a Facility’s Facility Report. Corrective Action Work does not include other activities to be taken at the direction of EPA or LDEQ pursuant to their residual authorities to address other releases of hazardous waste and/or hazardous constituents that may affect human health and the environment, which directions and activities will be undertaken outside of, and will not be subject to, this Consent Decree (“Non-CD Corrective Action”);

h.    DAP shall mean diammonium phosphate, which is manufactured in Granulation;

i.    Day shall mean a calendar day unless expressly stated to be a business day. In computing any period of time under this Consent Decree, where the last day would fall on a Saturday, Sunday, or federal or State of Louisiana holiday, the period shall run until the close of business of the next business day;

Mosaic Consent Decree – EPA Region 6 and LDEQ

j.    Defendant or Mosaic shall mean Mosaic Fertilizer, LLC. Mosaic’s parent company, The Mosaic Company, shall be referred to by its full corporate name;

k.    Downstream Operations shall mean all Facility operations involving the storage, management, transport, treatment, disposal or further processing of the First Saleable Product, manufacturing operations that use the First Saleable Product as a feedstock, and fluorosilicic acid (FSA) production operations, unless designated as a Mixed-Use Unit or Grandfathered Unit in that Facility’s Facility Report.

l.    EPA shall mean the United States Environmental Protection Agency and any of its successor departments or agencies;

m.    Effective Date is defined in Section XVI (Effective Date);

n.    Facility or Facilities shall mean any one or more of Mosaic’s Louisiana operations at Uncle Sam or Saint James (Faustina), which include manufacturing plants, Phosphogypsum Stack Systems, and such other contiguous or adjacent property owned and/or operated by Mosaic, as delineated in Appendix 3 (Site Maps).

o.    Facility Reports shall mean the reports dated September 8, 2015 (Uncle Sam), and September 29, 2015 (Faustina), attached hereto collectively as Appendix 4, prepared by EPA following inspections of Mosaic’s Uncle Sam and Faustina Facilities, which identify, where appropriate, the Facility’s Upstream and Downstream Operations, its Mixed-Use Units, BHT Recovery Units, Grandfathered Units, Granulation Plant Units, Interim Granulation Plant Units, Granulation Sump Ditches, compliance projects, and proposed future installations;

p.    Financial Assurance shall mean financial assurance for the benefit of EPA and LDEQ in order to ensure coverage for Third-party Liability, Phosphogypsum Stack System

Mosaic Consent Decree – EPA Region 6 and LDEQ

Closure, and Long Term Care, as set forth in Appendix 2 (Financial Assurance) of this Consent Decree;

q.    First Saleable Product shall mean:

(1)      Merchant Grade Acid (MGA), whether or not it is actually placed into commerce; or,

(2)      if applicable, any intermediate phosphoric acid product with a P2O5 content less than or equal to MGA that is diverted from further processing into MGA in order to be placed into commerce, further concentrated above 54% P2O5 (by weight), or used as a feedstock in manufacturing MAP/DAP, Superphosphoric Acid (SPA), Purified Acid, or other chemical manufacturing products;

r.    FSA shall mean fluorosilicic acid (H2SiF6).

s.    FSA Cleaning Solution (FSACS) shall mean a solution of FSA or wastewater from FSA production (excluding waste solids not entrained in cleaning solutions but instead mechanically removed from FSA production, such as filtration residue, tank bottoms, and Swift Tower clean-out residue) with Non-Hazardous Aqueous Cleaning Solution (NHACS), Phosphogypsum Stack System Wastewater, and/or Process Wastewater used for cleaning pipes, tanks or other equipment;

t.    Grandfathered Unit shall mean a pipe, tank and/or other production, storage, or transportation unit in Downstream Operations specifically identified in the Uncle Sam Facility Report as not feasibly segregable from Upstream Operations;

u.    Granulation shall mean the process of converting liquid phosphoric acid, ammonia, secondary nutrients, and/or micronutrients into solid ammonium phosphate fertilizer in Downstream Operations;

Mosaic Consent Decree – EPA Region 6 and LDEQ

v.    Granulation Plant Units (GPUs) shall mean those units identified in the Faustina Facility Report that Mosaic has installed or will install as compliance projects to manage, store or transport Downstream wastes for use in Granulation;

w.    Granulation Plant Unit Effluent (GPU Effluent) shall mean the output solution consisting of any or all of the inputs to the GPUs that are described in the Faustina Facility Report;

x.    Granulation Plant Holding Tank(s) shall mean the GPUs that Mosaic will install as a compliance project to replace certain of the IGPUs and to manage, store or transport Downstream wastes for use in Granulation.

y.    Interim Granulation Plant Units (IGPUs) shall mean those units identified in the Faustina Facility Report that manage, store or transport Downstream wastes for use in Granulation until they discontinue handling Downstream wastes in compliance with Appendix 6 (RCRA Project Narrative and Compliance Schedule) or such time as the Granulation Plant Holding Tanks are put in service to replace them.

z.    Interim Granulation Plant Unit Effluent (IGPU Effluent) shall mean the output solution consisting of any or all of the inputs to the IGPUs that are described in the Faustina Facility Report;

aa. Granulation Sump Ditches are identified in the Faustina Facility Report.

bb. Interest shall mean the interest rate specified in 28 U.S.C. § 1961;

cc. LDEQ shall mean the State of Louisiana Department of Environmental Quality and any of its successor departments or agencies;

dd. MAP shall mean monoammonium phosphate;

Mosaic Consent Decree – EPA Region 6 and LDEQ

ee. Merchant Grade Acid (MGA) shall mean phosphoric acid that is typically 52% to 54% (by weight) of P2O5 but may vary slightly across the phosphoric acid industry, manufactured from the direct reaction of phosphate rock and sulfuric acid and containing less than one percent (1%) solids content;

ff. DAP Recycle Pond is the ditch and pond system described in LDEQ Permit P-0092RI and depicted in the Facility Report;

gg. Mixed-Use Unit shall mean a pollution control device, pipe, tank and/or other production, storage, or transportation unit specifically identified in the Uncle Sam Facility Report as serving both Upstream Operations and Downstream Operations;

hh. Non-Hazardous Aqueous Cleaning Solution (NHACS) shall mean an aqueous solution, including without limitation fresh water, non-hazardous condensate, non-hazardous recycled water, and non-hazardous recovered groundwater, used for cleaning pipes, tanks or other equipment that, if evaluated as a solid waste before use, is not a RCRA listed or characteristic hazardous waste as defined by 40 C.F.R., Part 261, Subparts C and D;

ii.    Paragraph shall mean a portion of this Consent Decree identified by an arabic numeral;

jj.    Parties shall mean the United States, LDEQ, Mosaic and, where applicable, The Mosaic Company;

kk. Phosphogypsum shall mean calcium sulfate and byproducts produced by the reaction of sulfuric acid with phosphate rock to produce phosphoric acid. Phosphogypsum is a solid waste within the definition of Section 1004(27) of RCRA, 42 U.S.C. § 6903(27);

Mosaic Consent Decree – EPA Region 6 and LDEQ

ll. Phosphogypsum Stack shall mean any defined geographic area associated with a phosphoric acid production plant in which Phosphogypsum is disposed of or stored, other than within a fully enclosed building, container or tank;

mm.        Phosphogypsum Stack System shall mean the defined geographic area associated with a phosphoric acid production facility in which Phosphogypsum and Process Wastewater is disposed of or stored, together with all pumps, piping, ditches, drainage, conveyances, water control structures, collection pools, cooling/surge ponds (including former cooling/surge ponds that have been converted to lime treatment sludge ponds), auxiliary holding ponds, regional holding ponds, and any other collection or conveyance system associated with the transport of Phosphogypsum from the phosphoric acid plant to the Phosphogypsum Stack, its management at the stack, and the Process Wastewater return to phosphoric acid production. This definition specifically includes toe drain systems and ditches and other leachate collection systems, but does not include conveyances within the confines of the phosphoric acid or fertilizer production plant(s) or emergency diversion impoundments used in emergency circumstances caused by rainfall events of high volume or duration for the temporary storage of Process Wastewater to avoid discharges to surface waters of the State;

nn. Phosphogypsum Stack System Wastewater shall mean waste water in the Phosphogypsum Stack System containing Bevill-Exempt Wastes commingled with hazardous wastes as alleged in the Complaint;

oo. Phosphoric Acid Cleaning Solution (PACS) shall mean a solution of phosphoric acid (generated from an operation in which at least 50 percent of the feedstock in a calendar year was from ores or minerals or beneficiated ores or minerals) and Non-Hazardous Aqueous

Mosaic Consent Decree – EPA Region 6 and LDEQ

Cleaning Solution, Phosphogypsum Stack System Wastewater, and/or Process Wastewater used for cleaning pipes, tanks or other equipment;

pp. Pond 11 is the surface impoundment described in LDEQ Permit P-0063 and depicted in the Faustina Facility Report;

qq. Process Wastewater shall mean process wastewater from phosphoric acid production. The following wastestreams constitute process wastewater from phosphoric acid production: water from phosphoric acid production operations through concentration to the First Saleable Product; process wastewater generated from Upstream Operations that is used to transport Phosphogypsum to the Phosphogypsum Stack; Phosphogypsum Stack runoff (excluding non-contact runoff); process wastewater generated from a uranium recovery step in phosphoric acid production; process wastewater generated from non-ammoniated animal feed production (including defluorination, but excluding ammoniated animal feed production) operations that qualify as mineral processing operations based on the definition of mineral processing that EPA finalized on September 1, 1989; and process wastewater generated from a superphosphate production process that involves the direct reaction of phosphate rock with dilute phosphoric acid with a concentration less than Merchant Grade Acid [see 55 Fed. Reg. 2328, January 23, 1990];

rr. Purified Phosphoric Acid (PPA) shall mean a refined grade of phosphoric acid where contaminants have been removed from wet-process phosphoric acid through solvent extraction, chemical precipitation, filtration, or other purification processes to produce a purified phosphoric acid product suitable for food grade or other higher purity phosphoric acid applications (as of the date of lodging of this Consent Decree, Mosaic does not manufacture Purified Phosphoric Acid);

Mosaic Consent Decree – EPA Region 6 and LDEQ

ss. RCRA Requirements shall mean the requirements of RCRA Subtitle C, the applicable regulations in 40 C.F.R. Parts 260-270, and La. R.S. 30:2171 et seq. and the applicable regulations in LAC 33:V.Subpart 1;

tt. Section shall mean a portion of this Consent Decree identified by a roman numeral;

uu. State shall mean the State of Louisiana;

vv. Sulfuric Acid Cleaning Solution (SACS) shall mean a solution of sulfuric acid and Non-Hazardous Aqueous Cleaning Solution, Phosphogypsum Stack System Wastewater, and/or Process Wastewater used for cleaning pipes, tanks or other equipment;

ww.        Superphosphoric Acid (SPA) shall mean liquid phosphoric acid (not a solid phosphate product such as granulated triple superphosphoric acid) generally with a P2O5 content greater than MGA, resulting from the concentration of wet process acid that does not involve the direct reaction of phosphate ore in such concentration operations (as of the date of lodging of this Consent Decree, Mosaic does not manufacture SPA);

xx. Treatment for the purposes of Paragraph 18 herein shall mean any method, technique, or process, including neutralization, designed to change the physical, chemical, or biological character or composition of a waste so as to neutralize such waste or so as to recover energy or material resources from the waste, or so as to remove or reduce a hazardous constituent of the waste or make it safer to transport, store, or dispose of, or amenable for recovery, amenable for storage, or reduced in volume;

yy. United States shall mean the United States of America, acting on behalf of EPA;

zz. Upstream Operations shall mean all phosphoric acid mineral processing operations resulting in the manufacture of the First Saleable Product; and

Mosaic Consent Decree – EPA Region 6 and LDEQ

aaa.        Work shall mean any activity that Mosaic must perform to comply with the requirements of this Consent Decree, including Appendices.

IV.  CIVIL PENALTY

9.        Within thirty (30) Days after the Effective Date of this Consent Decree, Mosaic shall pay the sum of $3,900,000.00 as a civil penalty, together with Interest accruing from the date on which the Consent Decree is lodged with the Court, at the rate specified in 28 U.S.C. § 1961 as of the date of lodging, in accordance with Paragraphs 10 and 11.

10.        Mosaic shall pay the sum of $2,350,000.00, together with Interest accruing from the date on which the Consent Decree is lodged with the Court, to the United States by FedWire Electronic Funds Transfer (EFT) to the U.S. Department of Justice, in accordance with written instructions to be provided by the Financial Litigation Unit of the U.S. Attorney’s Office for the Eastern District of Louisiana, 500 Poydras Street, Suite 210, New Orleans, Louisiana, 70130 (504) 680-3000 to Mosaic within ten (10) days of lodging of the Consent Decree. At the time of payment, Mosaic shall send a copy of the EFT authorization form and the EFT transaction record, together with a transmittal letter, to the United States in accordance with Section XV (Notices) of this Consent Decree; by email to acctsreceivable.CINWD@epa.gov; and by mail to:

EPA Cincinnati Finance Office

26 Martin Luther King Drive

Cincinnati, OH 45268

The transmittal letter shall state that the payment is for the civil penalty owed pursuant to the Consent Decree in United States et al. v. Mosaic Fertilizer, LLC, and shall reference the civil action number and DOJ case number 90-7-1-08388.

11.        Mosaic shall pay the sum of $1,550,000.00 as a civil penalty, together with Interest accruing from the date on which the Consent Decree is lodged with the Court, to LDEQ by EFT in accordance with instructions that will be provided by LDEQ within ten (10) Days of

Mosaic Consent Decree – EPA Region 6 and LDEQ

the lodging of this Consent Decree. At the time of payment, Mosaic shall send a copy of the EFT authorization form and the EFT transaction record, together with a transmittal letter, to LDEQ in accordance with Section XV (Notices) of this Consent Decree. The transmittal letter shall state that the payment is for a civil penalty owed pursuant to the Consent Decree in United States et al. v. Mosaic Fertilizer LLC, and shall reference LDEQ File Number 015-176-SET-038and DOJ case number 90-7-1-08388.

12.        Mosaic shall not deduct any penalties paid under this Consent Decree pursuant to this Section or Section IX (Stipulated Penalties) in calculating its federal or Louisiana or local income tax.

V.  COMPLIANCE REQUIREMENTS

13.        Compliance Projects and Schedule.

(a)        Completed Activities. Mosaic has already completed the following activities at the Faustina Facility in compliance with the below-referenced Consent Decree Paragraph(s) or Appendices/Attachments to this Consent Decree: Granulation Plant Sump System (Paragraph 16); Phase 1 of the DAP Pond Sampling and characterization (Paragraph 23).

(b)        Uncle Sam Facility. Mosaic shall undertake the actions set forth in Appendix 5 (Best Management Practices (BMP) Plan) and Appendix 6 (RCRA Project Narrative and Compliance Schedule) of this Consent Decree to improve its waste management practices, pursuant to the description and schedule set forth in Appendix 6 (RCRA Project Narrative and Compliance Schedule). For any wastes generated by or managed in units that are identified in Section VI (Compliance Projects) of the Uncle Sam Facility Report found in Appendix 4 (Facility Reports) as part of the compliance projects set forth in Appendix 6 (RCRA Project Narrative and Compliance Schedule) requiring installation, construction, modification, shut

Mosaic Consent Decree – EPA Region 6 and LDEQ

down, or replacement to cease commingling of hazardous wastes with Bevill-Exempt Wastes, and for any wastes that will be managed differently as a result of installing, constructing, modifying, shutting down, or replacing units, as specified in Section VI (Compliance Projects) of Appendix 4 (Facility Reports), Mosaic’s waste management obligations under this Section V (Compliance Requirements) shall become effective upon completion of those compliance projects.

(c)        Faustina Facility. Mosaic shall implement certain Facility changes at the Faustina Facility pursuant to the description and schedule set forth in the Faustina Facility Report found in Appendix 4 (Facility Reports) and Appendix 6 (RCRA Project Narrative and Compliance Schedule). For any wastes that will be managed differently as a result of installing, constructing, modifying, shutting down, or replacing units, as specified in Section VI (Compliance Projects) of Appendix 4 (Facility Reports), Mosaic’s waste management obligations under this Section V (Compliance Requirements) shall become effective upon completion of those compliance projects.

14.        Hazardous Waste Determinations.

(a)        Uncle Sam Facility. Mosaic shall make a RCRA hazardous waste determination, pursuant to 40 C.F.R. § 262.11, of all solid wastes generated at the Uncle Sam Facility within Upstream or Downstream Operations, or from Mixed-Use, Grandfathered Units, or BHT Recovery Units other than: (1) Bevill-Exempt Wastes; and (2) those wastes that Paragraphs 15-18 of this Consent Decree allow to (i) be input to Upstream Operations or (ii) managed in BHT Recovery Units or (iii) managed with Bevill Exempt Wastes, and, if the wastes are hazardous, Mosaic shall manage such wastes in compliance with the RCRA Requirements.

Mosaic Consent Decree – EPA Region 6 and LDEQ

(b)        Faustina Facility. Mosaic shall make a RCRA hazardous waste determination, pursuant to 40 C.F.R. § 262.11, of all solid wastes generated at the Faustina Facility other than those wastes that Paragraph 16 allows to be input to Granulation or managed in IGPUs, GPUs or the Granulation Sump Ditches, and, if the wastes are hazardous, Mosaic shall manage such wastes in compliance with the RCRA Requirements.

15.        Wastes from Upstream Operations and Co-Managed Wastes at the Uncle Sam Facility.

(a)        Provided that any Phosphogypsum Stack System ultimately receiving the wastes enumerated below is subject to the requirements of Appendix 1, Attachment B (Groundwater Requirements), Attachment C (Phosphogypsum Stack System Construction and Operational Requirements), and Sections I, II, III and VI of Attachment D (Closure of Phosphogypsum Stacks/Stack Systems), as modified by Paragraph 22(a)(2)(i), and the Financial Assurance requirements of this Consent Decree set forth in Paragraph 25 and Appendix 2 (collectively the Stack System Requirements), the following wastes may be: (i) input into Upstream Operations; or (ii) treated, stored, managed, transported or disposed of together with Bevill-Exempt Wastes in accordance with this Consent Decree:

(1)        Process Wastewater, Phosphogypsum Stack System Wastewater, and Phosphogypsum;

(2)        Wastes from air pollution control devices that are associated with Upstream Operations or that are identified as Mixed-Use Units in the Uncle Sam Facility Report; and

(3)        Wastes generated from the use of Phosphogypsum Stack System Wastewater, Process Wastewater, a Non-Hazardous Aqueous Cleaning Solution, or any combination thereof, to clean pipes, tanks, process equipment, or other

Mosaic Consent Decree – EPA Region 6 and LDEQ

storage or transport units that are:

(i)      Part of Upstream Operations;

(ii)     Serve to manage, store, or transport Bevill-Exempt Wastes; or

(iii)    Identified as Mixed-Use or Grandfathered Units in the Uncle Sam Facility Report.

(b)        Prior to commencement of operations of Compliance Project 1 (Big Holding Tank and Wash Solution System in the Phosphoric Acid Plant) and Project 2 (Cleaning Solution Return Piping) of Section VI (Compliance Projects) of Appendix 4 (Facility Reports) at the Uncle Sam Facility, Mosaic may continue to manage wastes generated from Upstream Operations, Mixed-Use Units, Grandfathered Units, BHT Recovery Units, or units that serve to manage, store, or transport Bevill-Exempt Wastes as specifically documented in Mosaic’s consolidated waste management practices submittal dated September 8, 2015.

(c)        Following commencement of operations of Compliance Project 1 (Big Holding Tank and Wash Solution System in the Phosphoric Acid Plant) and Project 2 (Cleaning Solution Return Piping) of Section VI (Compliance Projects) of Appendix 4 (Facility Reports) for the Uncle Sam Facility, the following wastes may be input to Upstream Operations via the BHT as described in Projects 1 and 2 of Section VI (Compliance Projects) of the Uncle Sam Facility Report set forth in Appendix 4 and in accordance with the BMP set forth in Appendix 5:

(1)          Spills and leaks of all grades of phosphoric acid, sulfuric acid, FSA, SACS, PACS, FSACS, or BHT Effluent; or NHACS, Process Wastewater, or Phosphogypsum Stack System Wastewater when mixed with any of the preceding solutions due to spills, leaks, or cleaning of spills and leaks;

Mosaic Consent Decree – EPA Region 6 and LDEQ

(2)          Wastes generated from the use of SACS, PACS, BHT Effluent, FSA, FSACS, NHACS, Process Wastewater, and/or Phosphogypsum Stack Wastewater to clean pipes, tanks, process equipment, or other storage or transport units that are:

(i)    Part of Upstream Operations;

(ii)   Serve to manage, store, or transport Bevill-Exempt Wastes; or

(iii)  Identified as Mixed-Use, Grandfathered, or BHT Recovery Units in the Uncle Sam Facility Report.

In the event of a process upset after commencement of operations of the BHT and Cleaning Solution Return Piping Projects that prevents the input of SACS, PACS, BHT Effluent, FSA, or FSACS to Upstream Operations via the BHT, Mosaic: (1) shall not discharge to the Phosphogypsum Stack System any SACS, PACS, BHT Effluent, FSA, or FSACS in cleaning those units affected by the process upset; and (2) shall make a RCRA hazardous waste determination, pursuant to 40 C.F.R. § 262.11, of any cleaning wastes generated from BHT Recovery Units and not input to the BHT and, if the wastes are hazardous, shall manage such wastes in compliance with the RCRA Requirements. (d) If Mosaic, in the cleaning of Upstream Operations, Mixed-Use, Grandfathered, or BHT Recovery Units, uses any cleaning materials other than Phosphogypsum Stack System Wastewater, Process Wastewater, BHT Effluent, PACS, SACS, FSA, FSACS, or NHACS that, if evaluated as a solid waste before use, would be a RCRA listed or characteristic hazardous waste as defined by 40 C.F.R., Part 261, Subparts C and D and would generate a hazardous waste when mixed with Bevill-Exempt Process Wastewater under the Bevill Mixture Rule, 40 C.F.R. § 261.3(a)(2)(i) and (g)(4), then Mosaic

Mosaic Consent Decree – EPA Region 6 and LDEQ

shall make a RCRA hazardous waste determination pursuant to 40 C.F.R. § 262.11, of the cleaning waste and, if the waste is hazardous, Mosaic shall manage such waste in compliance with the RCRA Requirements.

(e)        Mosaic shall manage any solids removed by means other than cleaning solutions from Upstream Operations, Mixed-Use, Grandfathered, and BHT Recovery Units in accordance with the BMP set forth in Appendix 5.

(f)        Equipment maintenance, repair activities, and emergency situations in Downstream Operations at a Facility may occasionally require Mosaic to temporarily store or transport a First Saleable Product in or through tanks or pipes that are part of Upstream Operations, and/or Mixed-Use or Grandfathered Units. Provided that: a) the use of any individual unit in Upstream Operations, or any Mixed-Use or Grandfathered Unit, for such temporary storage of a First Saleable Product does not exceed ninety (90) Days consecutively or one-hundred twenty (120) Days cumulatively per calendar year; and b) if the First Saleable Product is not stored or transported for greater than ninety (90) Days consecutively outside of Downstream Operations, then the cleaning wastes generated from such units that are used for the temporary transport and storage of the First Saleable Product may be managed with wastes from Upstream Operations. Notice of such temporary use of tanks or pipes that are part of Upstream Operations, or of Mixed-Use or Grandfathered Units, for a First Saleable Product must be given to EPA and LDEQ within seven (7) Days of the commencement of such temporary use, but advance approval will not be required. Mosaic shall keep a log of all such temporary uses. If Mosaic violates any of the time limits set forth in this Paragraph, Mosaic shall not manage cleaning wastes generated outside the prescribed time period with wastes from Upstream Operations. In the event of a second violation of any of these time limits within three-hundred

Mosaic Consent Decree – EPA Region 6 and LDEQ

and sixty-five (365) Days of a first violation, Mosaic within 30 Days shall construct a separate system for the temporary transport and storage of the First Saleable Product, which system shall be part of Downstream Operations. Violations of the time limits set forth in this Paragraph are not subject to Paragraph 32 (Correction of Non-Compliance) but may be subject to dispute resolution (but not judicial review) under Section XI of this Consent Decree (Dispute Resolution) or to a claim under Section X (Force Majeure).

16.        Wastes from Downstream Operations at Uncle Sam and Faustina. Unless otherwise authorized by Paragraphs 15(a), (b), (c), (e) or (f), Paragraphs 16 (a) - (c), below, or Paragraphs 17(a) or (b), Mosaic shall manage all hazardous wastes generated from: Downstream Operations (including, without limitation, units that transport, store, treat, or manage the First Saleable Product (e.g., pipes, tanks, railcars, barges); chemical manufacturing processes that use the First Saleable Product as a feedstock (e.g., MAP/DAP, SPA or PPA processes); FSA production processes; pollution control devices, waste storage, transport and treatment units, cleaning wastes (liquid and solids), and spills and leaks from all such processes and units) in compliance with the RCRA Requirements, regardless of the use of any Bevill-Exempt Wastes as influent to such Downstream Operations. If any Mixed-Use Units or Grandfathered Units are replaced, modified, or reconfigured after the date of the Uncle Sam Facility Report such that they serve to manage, store or transport materials from Downstream Operations that are not identified in that Facility Report as being associated with those Units, they will be deemed to serve Downstream Operations, and any hazardous wastes generated thereafter from such Units will be subject to this Paragraph.

(a)        Waste Management at Uncle Sam. Mosaic may re-use or recover certain wastes from Downstream Operations in Upstream or Downstream Operations as specifically

Mosaic Consent Decree – EPA Region 6 and LDEQ

documented in the Uncle Sam Facility Report.

(b)        Waste Management at Faustina. The Faustina Facility does not engage in mineral processing and does not generate Bevill-Exempt wastes. All solid wastes generated at the Faustina Facility as described in Faustina’s Facility Report are generated from Downstream Operations. Prior to completion of the Faustina Facility changes required pursuant to Paragraph 13(b) above, Mosaic may continue to manage wastes from the Granulation Sump Ditches, IGPUs, and GPUs as specifically documented in Mosaic’s consolidated waste management practices submittal dated September 8, 2015. Upon completion of Faustina Project 3 (Granulation Plant Holding Tank Installation) set forth in Appendix 6 (RCRA Project Narrative and Compliance Schedule), Mosaic shall no longer use the IGPUs to manage wastes.

(1) Cleaning Wastes. Wastes generated from the use of NHACS, SACS, IGPU Effluent or GPU Effluent to clean pipes, tanks, process equipment, or other storage or transport units and spills and leaks of NHACS, IGPU Effluent, GPU Effluent, SACS, phosphoric acid, or sulfuric acid may be input to Granulation, as described in Section V (Current Configuration) of Faustina’s Facility Report. In the event of a process upset that prevents the input of such wastes to Granulation , Mosaic shall make a RCRA hazardous waste determination of the cleaning wastes generated from those units affected by the process upset, pursuant to 40 C.F.R. § 262.11 and, if the wastes are hazardous, shall manage such wastes in compliance with the RCRA Requirements.

(2)        Projects. Mosaic has already modified certain of the containment pads and sumps at the Faustina Facility, as identified in the Faustina Facility Report.

(i) Granulation Sump Ditches. Mosaic shall implement Project 9 (Inspections, Maintenance and Repair of Ditches Flowing in the Granulation Sump) for the

Mosaic Consent Decree – EPA Region 6 and LDEQ

Granulation Sump Ditches in compliance with Appendix 6 (RCRA Project Narrative and Compliance Schedule) for Project 7 and thereafter shall manage the Granulation Sump Ditches in compliance with Project 7.

(ii) IGPUs. Mosaic shall implement Projects 4 (Interim Granulation Plant Units - Tanks and Transfer Lines Operating Requirements) and 5 (Interim Granulation Plant Units - Sump Operating Requirements) for all IGPUs in compliance with Appendix 6 (RCRA Project Narrative and Compliance Schedule) until completion of Faustina Project 3 (Granulation Plant Holding Tank Installation) set forth in Appendix 6 (RCRA Project Narrative and Compliance Schedule).

(iii) Other Projects. Mosaic shall implement Projects 3 (Granulation Plant Holding Tank Installation), 6 (RCRA Requirements), 7 (40 CFR Part 265, Subpart J- Tank Standards for the Granulation Sump), 8 (40 CFR Part 265, Subpart J- Tank Standards for the Existing Holding Tank Sump), and 10 (RCRA Training) in compliance with and on the schedules set forth in Appendix 6 (RCRA Project Narrative and Compliance Schedule). Upon completion of those projects, Mosaic shall comply with 40 C.F.R. Parts 262 and 265 and the regulations in LAC 33:V. Ch. 11 and 19.

Notwithstanding the foregoing requirements of this Paragraph 16(b), Mosaic may re-use or recover certain wastes generated at the Faustina Facility in Downstream Operations as specifically documented in the Faustina Facility Report.

17.        FSA at the Uncle Sam Facility.

  (a)      FSA, and wastewater carrying entrained solids from FSA production, a part of Downstream Operations, may be managed as described in Section IV.D (Fluorosilicic Acid

Mosaic Consent Decree – EPA Region 6 and LDEQ

(FSA) Standard Process Configuration) and Section VI Compliance Project 1 (BHT) and Project 3 (BHT piping) of Appendix 4 (Facility Reports) for the Uncle Sam Facility.

(b)        Waste solids not entrained in cleaning solutions but instead mechanically recovered from FSA production (such as filtration residue, tank bottoms, and Swift Tower clean-out residue) shall be managed in accordance with the BMP Plan set forth in Appendix 5.

(c)        Wastes generated from FSA production that are not subject to Paragraphs 17(a) and 17(b) shall be managed in compliance with the RCRA Requirements.

18.        Wastes from Treatment of Uncle Sam Phosphogypsum Stack System Wastes. Provided that any Phosphogypsum Stack System ultimately receiving the wastes complies with the Stack System Requirements set forth in Paragraph 15(a), wastes generated from the Treatment of materials in the Phosphogypsum Stack System through (i) the use of reverse osmosis or (ii) any other Treatment process that does not introduce into such materials hazardous constituents or other contaminants that would result in a violation of applicable discharge limits may be: (1) input to Upstream Operations; or (2) treated, stored, managed, transported and disposed of together with Bevill-Exempt Wastes, in accordance with this Consent Decree.

19.        Transfer of Wastes between the Facilities. In the event that Mosaic transfers hazardous waste, or Bevill-Exempt Wastes historically commingled with hazardous waste, between the Facilities, Mosaic shall comply with the RCRA Requirements. Nothing in this Consent Decree shall restrict the transfer and management of Bevill-Exempt Wastes and non-hazardous waste between the Facilities that is in compliance with all federal and Louisiana laws.

20.        Sulfuric Acid Plant. Mosaic shall manage hazardous wastes generated at the Uncle Sam sulfuric acid plant in accordance with applicable law.

Mosaic Consent Decree – EPA Region 6 and LDEQ

21.        Site Assessment and Corrective Action.

(a)        Mosaic has already completed or will complete certain site assessment activities pursuant to existing RCRA Section 3013 Orders for both Facilities that are deemed to satisfy the requirements of Paragraphs 1-16 of Appendix 1, Attachment A (Site Assessment, Reporting and Corrective Action). Mosaic’s obligation to complete the Corrective Action Work are part of the Work required by this Consent Decree, but shall be set forth in and governed by an administrative agreement, permit, or order issued by LDEQ under its authorized state program, and subject to EPA’s residual RCRA authorities under RCRA and Paragraphs 21(c) and 88 of this Consent Decree. Mosaic’s performance of its obligations pursuant to the preceding sentence shall be subject to Paragraph 9 - 16 of Appendix 1, Attachment A, as applicable.

(b) Mosaic’s obligations under Paragraphs 17-19 of Attachment A of Appendix 1 shall be deemed to be fully satisfied on the date that LDEQ confirms Mosaic’s certification that Mosaic has completed all requirements of any such administrative agreement, permit, or order issued by LDEQ to govern the Corrective Action Work defined in Paragraph 8(g)(1), provided that EPA does not exercise its residual authorities under RCRA and this Consent Decree as set forth in Paragraph 21(c), below. Appendix 1, Attachment A is included as part of this Consent Decree in order to advise the Court and the public of sampling and analysis activities already completed or that will be completed by Mosaic, pursuant to the RCRA Section 3013 Orders, as part of its settlement with the United States and LDEQ, and the Parties’ intent to implement any necessary risk assessment and/or Corrective Action Work under LDEQ’s administrative authorities, and to reflect Plaintiffs’ residual authority to secure necessary Corrective Action Work pursuant to their reservation of rights in Paragraphs 86 and 88 of this Consent Decree.

Mosaic Consent Decree – EPA Region 6 and LDEQ

(c)        EPA reserves the right to fully and directly enforce all the requirements of Appendix 1, Attachment A, if EPA: (i) notifies Mosaic within sixty (60) Days of LDEQ’s issuance of an administrative agreement, permit, or order setting forth and governing the Corrective Action Work defined in Paragraph 8(i)(a), that such administrative agreement, permit, or order does not adequately address the Corrective Action Work required under Paragraph 18 of Appendix 1, Attachment A; (ii) after consultation with LDEQ, notifies Mosaic that it has determined that Mosaic is not in compliance with an issued administrative agreement, permit, or order or (iii) notifies Mosaic within sixty (60) Days of LDEQ’s failure to issue an administrative agreement, permit, or order for Corrective Action Work that should be required under the terms of Paragraph 18 of Appendix 1, Attachment A. Any decision by EPA to directly enforce these Work requirements shall not be subject to judicial review, but shall be subject to dispute resolution (other than judicial review) pursuant to Section XI (Dispute Resolution) of this Consent Decree, although Mosaic retains its right to invoke dispute resolution as set forth in Section XI (Dispute Resolution) regarding any liability for asserted non-compliance with the Work requirements of this Consent Decree, including any liability for stipulated penalties.

22.        Phosphogypsum Stack Systems at the Facilities.

(a)        Uncle Sam Facility. If Mosaic is in compliance with the requirements of Paragraph 22(a), such compliance shall be deemed to satisfy the corresponding requirements of the Louisiana Solid Waste Management and Resource Recovery Law (La. R.S. 30:2151 et seq.) and the regulations promulgated thereunder (LAC 33:VII, Subpart 1), applicable to Phosphogypsum Stack Systems, with respect to the Uncle Sam Phosphogypsum Stack System.

(1) Mosaic shall comply with all requirements set forth in Appendix 1, Attachment B (Groundwater Requirements), Attachment C (Phosphogypsum Stack System

Mosaic Consent Decree – EPA Region 6 and LDEQ

Construction and Operational Requirements), Attachment D (Closure of Phosphogypsum Stacks/Stack Systems), Attachment E (Imminent and Substantial Endangerment Diagnostic Requirements), and Attachment G (Phosphogypsum Stack System Closure Application) at the Uncle Sam Facility, except as provided in Appendix 8. The Parties agree that AOC MM-AOA-14-00269 shall be terminated as a separate order as of the Effective Date.

(2) Liner Alternatives

(i)     Plaintiffs agree that the Uncle Sam Phosphogypsum Stack System, subject to Mosaic’s completion of the Work required pursuant to Appendix 7 (Liner Compliance Requirements, Exemptions and Conditions) of this Consent Decree, either (i) meet the liner requirements of Appendix 1, Attachment C (Phosphogypsum Stack System Construction and Operational Requirements); or (ii) complies or will comply with the requirements, exemptions and conditions of Appendix 7 (Liner Compliance, Exemptions and Conditions) upon completion of the projects identified in Appendix 7, and thereby are or will be deemed to be environmentally protective and an acceptable alternative to the requirements of Appendix 1, Attachment C (Phosphogypsum Stack System Construction and Operational Requirements).

(ii)     In the event that Mosaic determines that it is not in compliance with the requirements, exemptions, and/or conditions set forth in Appendix 7 for the Uncle Sam Facility, Mosaic within ninety (90) Days of identifying the non-compliance shall investigate the cause of the non-compliance and submit an Evaluation of Remedial Options to address the non-compliance for approval by EPA, in consultation with LDEQ. The Evaluation of Remedial Options must: (i) evaluate the cause of the failure to meet the requirements and/or conditions in Appendix 7; (ii) identify and evaluate those measures needed to return to compliance with Appendix 7; (iii) identify and evaluate potential remedial alternatives to address any groundwater

Mosaic Consent Decree – EPA Region 6 and LDEQ

contamination that has migrated beyond the Point(s) of Compliance for the Uncle Sam Facility as provided in Appendix 1, Attachment B (Section IV); (iv) identify and evaluate potential remedial alternatives to prevent or mitigate further migration of groundwater contamination; and (v) recommend one of the identified remedial alternatives for implementation.

(iii)       If EPA, in consultation with LDEQ, determines that Mosaic is not in compliance with the requirements, exemptions, and/or conditions set forth in Appendix 7 for a the Uncle Sam Facility, EPA shall so notify Mosaic in a written statement explaining the basis for its conclusion. Within ninety (90) Days of receiving such notice from EPA, Mosaic shall submit to EPA for approval, in consultation with LDEQ, the Evaluation of Remedial Options as required by Paragraph 22(a)(ii) or shall submit pursuant to Paragraphs 27-31 a written explanation of why it does not believe the alleged failure exists.

(3) If Mosaic determines to construct a Lateral Expansion of the existing Uncle Sam Phosphogypsum Stack System adjacent to the existing Phosphogypsum Stack System (e.g., “Expansion Stack 5A”) with an alternative design than Appendix 1, Attachment C, Section VI, then, no less than eighteen months prior to the start of construction of Expansion Stack 5A, Mosaic shall submit a proposed design to EPA and LDEQ for their review and approval, and a solid waste permit major modification request to LDEQ in accordance with applicable provisions of the Louisiana Solid Waste regulations. Any Phosphogypsum Stack System expansion documentation submitted pursuant to Appendix 2 (Financial Assurance) shall not affect LDEQ’s permit authority under the Louisiana Solid Waste regulations. If LDEQ approves an alternative liner in accordance with applicable Louisiana Solid Waste Regulations, which is subject to “EPA review” under Paragraph 31, the alternative liner shall be deemed to satisfy the liner requirements of Appendix 1, Attachment C, Section VI.

Mosaic Consent Decree – EPA Region 6 and LDEQ

(4) Mosaic shall submit the Initial Phosphogypsum Stack System Closure Plan required in Appendix 1, Attachment D, Section II simultaneously with its first annual updated Cost Estimate submitted pursuant to Appendix 2, Paragraph 4(b).

(b)        Faustina Facility. Mosaic shall comply with Section VI (Long Term Care for Phosphogypsum Stacks/Stack Systems) requirements of Appendix 1, Attachment D (Closure of Phosphogypsum Stacks/Stack Systems), all groundwater monitoring requirements of Attachment B (Groundwater Requirements), and Section I of Attachment E (Imminent and Substantial Endangerment Requirements) for the Faustina Facility. If Mosaic is in compliance with the approved post-closure plan for this Facility, such compliance shall be deemed to satisfy the Work requirements of Appendix 1, Attachment D.

23.        DAP Recycle Pond at the Faustina Facility. Mosaic shall comply with requirements in Appendix 6 (RCRA Project Narrative and Compliance Schedule) regarding Plaintiffs’ April 9, 2014 approval of Mosaic’s Sampling and Analysis Report and future closure of the DAP Recycle Pond. Mosaic shall not place wastes in the DAP Recycle Pond, but may continue to use the DAP Recycle Pond to collect stormwater. Provided that Mosaic complies with this requirement, it shall not be required under this Consent Decree to conduct additional sampling of the DAP Recycle Pond, although EPA and LDEQ reserve all authorities to require sampling under applicable federal or state law. The final plan for the closure of the DAP Recycle Pond is subject to the LDEQ Risk Evaluation/Corrective Action program (RECAP), and Paragraphs 27-31.

24.        Aboveground Facilities for the Permitted UIC Well. Mosaic shall comply with Appendix 8.

Mosaic Consent Decree – EPA Region 6 and LDEQ

25.      Financial Assurance. Mosaic shall secure and maintain Financial Assurance for the benefit of EPA and LDEQ pursuant to the requirements of Appendix 2 (Financial Assurance) of this Consent Decree as specified in Paragraphs 25(a) and 25(b) below. Mosaic’s inability to secure and/or maintain adequate Financial Assurance for the Uncle Sam and/or Faustina Facilities shall in no way excuse performance of the Work or any other requirement of this Consent Decree.

(a)   Uncle Sam Facility. Mosaic shall secure and maintain Financial Assurance for the benefit of EPA and LDEQ pursuant to the requirements of Appendix 2 (Financial Assurance) of this Consent Decree, including a corporate guarantee provided by The Mosaic Company and attached hereto as Appendix 2, Attachment I, in order to ensure coverage for: (i) Third-party Liability; and (ii) Phosphogypsum Stack System Closure (and Long-Term Care).

(b)   Faustina Facility. Mosaic shall secure and maintain Financial Assurance for the benefit of EPA and LDEQ pursuant to the requirements of Appendix 2 (Financial Assurance) of this Consent Decree, including a corporate guarantee provided by The Mosaic Company and attached hereto as Appendix 2, Attachment I, in order to ensure coverage for: (i) Third-party Liability; (ii) Phosphogypsum Stack System Long Term Care; and (iii) Closure and Long Term Care, as defined in Appendix 2, for the DAP Recycle Pond.

(c)   If Mosaic establishes Financial Assurances under Paragraphs 25(a) and 25(b) pursuant to the requirements of Appendix 2, such Financial Assurances shall also satisfy Mosaic’s obligations to comply with LAC 33:V. Chapter 37 and LAC 33:VII. Chapter 13, including the reporting requirements thereof, with respect to (a) Closure and Post-Closure Care for the Phosphogypsum Stack System at the Uncle Sam Facility, (b) Post-Closure Care for the

Mosaic Consent Decree – EPA Region 6 and LDEQ

Phosphogypsum Stack System at the Faustina Facility, and (ii) Closure and Post-Closure Care for the DAP Recycle Pond at the Faustina Facility.

(d)   Corrective Action Work at Uncle Sam and Faustina Facilities. In the event that LDEQ or EPA determine that, pursuant to Paragraphs 21 or 22, Corrective Action Work is required, then Financial Assurance for the Corrective Action Work shall be addressed through an administrative agreement, order, or the modification of the Facility’s solid waste permit in the manner provided in LAC 33:VII.1305. If EPA, in lieu of LDEQ, directs Corrective Action Work pursuant to this Consent Decree, then Mosaic shall secure and maintain Financial Assurance for Corrective Action Work for the benefit of EPA pursuant to Appendix 2, Section IV.

26.      In addition to the financial assurance information included in the reports required pursuant to Section VIII (Reporting Requirements) of this Consent Decree, Mosaic or The Mosaic Company as guarantor shall provide to EPA and LDEQ, upon request, any information or reports that Plaintiffs are authorized to request pursuant to Section 3007 of RCRA, 40 C.F.R. Part 264 Subpart H, La. R.S. 30:2001 et seq. and LAC 33:VII.Chapter 13, or any other applicable statutory or regulatory information-gathering authorities, regarding the financial status of Mosaic or The Mosaic Company as guarantor, the financial mechanism(s) provided by Mosaic or The Mosaic Company as guarantor to meet its obligation for Financial Assurance, and the financial institution or guarantor providing the financial mechanism(s) to secure Mosaic’s or The Mosaic Company’s obligations, pursuant to Appendix 2 (Financial Assurance).

27.      Review and/or Approval of Submissions. Where any provision of this Consent Decree requires Mosaic to submit a plan, notification, report, procedure, protocol or other deliverable, the submission shall be subject to either “EPA approval” or “EPA review,” as set forth in Paragraphs 28-31, below. If there is any question as to whether a particular submission

Mosaic Consent Decree – EPA Region 6 and LDEQ

requires EPA approval or review, it shall be submitted for approval subject to EPA’s discretion to treat it as a submission for review. All work plans, reports and other items that are developed and submitted to EPA for approval pursuant to this Consent Decree shall be complete and technically adequate, and shall incorporate all applicable requirements of Appendix 1.

28.      Submissions Subject to EPA Approval. After review of any work plan, report, or other item set forth below that is required to be submitted, or revised and resubmitted to EPA for approval pursuant to this Consent Decree, EPA, after consultation with LDEQ, shall in writing: (a) approve the submission; (b) approve the submission upon specified conditions; (c) approve part of the submission and disapprove the remainder; or (d) disapprove the submission. In the event of disapproval of any portion of the submission, EPA shall include a statement of the reasons for such disapproval in its response. The following submissions required under Appendix 1 are subject to EPA approval:

1.	Groundwater Monitoring Plan (Attachment B, Section III (1) and (2));
2.	Stack Closure Plan (Attachment D, Section I, Section III (1));
3.	Initial Stack Closure Plan (Attachment D, Section II (1));
4.	Corrective Action Plan (Attachment A, (18)) and Attachment B, Section IV (3));
5.	Interim Stack System Monitoring Program and Monitoring Program Revisions (Attachment C, Section I (6));
6.

Dike Concerns, including Problems, Proposals to Upgrade or Retrofit Dikes, Submissions of Interim Measures for Dike Stability and Submissions of Proposals to Modify the Existing Dike System (Attachment C, Section II (1), (2), (3) and (5));

7.

Liners for New Stack Systems Construction: (1) Submission of Construction Quality Assurance Plan for Composite Liner Design; (2) Provision of Liner System Installation Report of Compliance with Construction Quality Assurance Plan after Installation of Liner is Complete; (3) Submission of Documentation of Quality Control Testing of the Liner Construction (Attachment C, Section VI);

8.	Alternatives Plan and Implementation Schedule for Water Management (Attachment C, Section VII 6(h) and (7)(c));
9.	Requests for Temporary Deactivation of Stack System on a Yearly Basis (Attachment D, Section IV (1) - (7));
10.	Use of Closed Phosphogypsum Stack Systems (Attachment D, Section

Mosaic Consent Decree – EPA Region 6 and LDEQ

V (5));
11.	Reduced Long-Term Care Schedule (Attachment D, Section VI (2));
12.	Submission of outline for a Sampling and Analysis Workplan (Attachment A, (1));
13.	Submission of Sampling and Analysis Workplan and Sampling and Analysis Report (Attachment A, (2) and (5));
14.	Submission of Risk Assessment Plan and Report (Attachment A, (18));
15.	Submission of an Interim Measures Plan and Report (Attachment A, (18));
16.	Approval to Construct Perimeter Dikes that do not meet minimum 1.5 safety factor (Attachment C, Section III, (1)(e)(ii)):
17.	Alternate Final Cover (Attachment D, Section III, (7)(c)); and
18.	Corrective Action Certification Report (Attachment A (18)(a)(iii).

29.      Approval or Conditional Approval. If the submission is approved pursuant to Paragraph 28(a), Mosaic shall take all actions required by the plan, report, or other document, in accordance with the schedules and requirements of the plan, report, or other document, as approved. If the submission is conditionally approved or approved only in part, pursuant to Paragraph 28(b) or (c), Mosaic shall, upon written direction from EPA, take all actions required by the approved plan, report, or other item that EPA determines are technically severable from any disapproved portions, subject to Mosaic’s right to dispute only the specified conditions, the disapproval, or the determination of the technical severability of portions of the submission under Section XI (Dispute Resolution) of this Consent Decree.

30.      Disapproval in Whole or Part.

(a)      If the submission is disapproved in whole or in part pursuant to Paragraph 28(c) or 28(d), Mosaic shall, within sixty (60) Days or such other time as the Parties agree to in writing, correct all deficiencies and resubmit the plan, report, or other item, or disapproved portion thereof, for approval, in accordance with the preceding Paragraphs. If the submission has been previously disapproved, EPA may impose an earlier due-date for resubmission, but not less than fourteen (14) Days. If the resubmission is approved in whole or in part, Mosaic shall proceed in accordance with the provisions of this Paragraph governing approval of submissions.

Mosaic Consent Decree – EPA Region 6 and LDEQ

(b)      If a resubmitted plan, report, or other item, or portion thereof, is disapproved in whole or in part, EPA, after consultation with LDEQ, may again require Mosaic to correct any deficiencies in accordance with the preceding Paragraphs, may itself correct any deficiencies, or may finally disapprove the submission, subject to Mosaic’s right to invoke dispute resolution under Section XI (Dispute Resolution) and the right of EPA and LDEQ to seek stipulated penalties as provided in the following Sub-Paragraph. If the resubmission is approved or corrected in whole or in part, Mosaic shall proceed in accordance with Paragraph 29.

(c)      Any stipulated penalties applicable to the original submission, as provided in Section IX (Stipulated Penalties) of this Consent Decree, shall accrue during the sixty (60) Day period or other agreed upon period, but shall not be payable unless the resubmission is untimely or is disapproved in whole or in part; provided that, if the original submission was so deficient as to constitute a material breach of Mosaic’s obligations under this Consent Decree, the stipulated penalties applicable to the original submission shall be due and payable notwithstanding any subsequent resubmission.

31.      Submissions subject to EPA Review. For submissions set forth below that are subject to EPA review, EPA, in consultation with LDEQ, within 60 Days of receiving the submission may provide written comments on the submission, in whole or in part, or EPA may decline to comment, or may notify Mosaic that comments will be provided at a later date not to exceed 120 Days from the date of submission. If EPA provides written comments, Mosaic within 45 Days of receiving such comments shall modify the submission consistent with EPA’s written comments unless it has invoked Dispute Resolution pursuant to Section XI of the Consent Decree. A decision by EPA to decline to comment does not constitute approval of the submission or waive any obligation by Mosaic to comply with the requirements of this Consent

Mosaic Consent Decree – EPA Region 6 and LDEQ

Decree or any applicable federal, Louisiana, or local laws governing such submissions. The following submissions required by Appendix 1 and this Consent Decree are subject to EPA review:

1.	Groundwater Monitoring Well Reports (Attachment B, Section III (3)(a) and (b));
2.	Inspection of Phosphogypsum Stack Report (Attachment C, Section VII (3));
3.	Information on Perimeter Dikes (Attachment C, Section II (1));
4.	Report on Final Survey and Record Drawings after Permanent Closure is complete (Attachment D, Section V (2));
5.	Certification of Closure Construction Completion (Attachment D, Section V (3));
6.	Certification of Long-Term Care Completion (Attachment D, Section VI (4));
7.	Notification of Groundwater Sampling Schedule (Attachment B, Section II (3)(d));
8.	Notification of Start Date of Construction of New Dikes (Attachment C, Section III (5)(a));
9.	Report on Conditions for Temporary Non-emergency Use of the Design Freeboard (Attachment C, Section IV, (2)(b) and (c));
10.	File on Inspection of a New Phosphogypsum Stack System (Attachment C, Section V (4));
11.	Annual Contingency Plan and Training Plan (Attachment C, Section VIII (1) and (2));
.12.	Replacement of Monitoring Device within Sixty (60) Days of Notification to EPA (Attachment D, Section VI (3));
13.	Documentation Demonstrating the Continued Safety and Stability of the Dike (Attachment E, Section II (1));
14.	Expansion Stack 5A alternative liner (Consent Decree ¶ 22(a)(3));
15.	Submission of Report of Critical Condition and Proposal for Correction (Attachment E, Section I (1) and Section III (1));
19.	Final Construction Quality Assurance Report (Attachment D, Section III (8));
20.	Remedial EDI Plan (Attachment E, Section IV (4)); and
21.	Corrective Action Work Implementation Plan (Attachment A (18)(a)(ii)(2).
22.	Submission of a RECAP Evaluation (Attachment B, Section IV); and
23	New Phosphogypsum Stack System or Lateral Expansion designed with an appropriate safety factor (Attachment C, Section VI, (4);

Mosaic Consent Decree – EPA Region 6 and LDEQ

32.        Correction of Non-Compliance at the Uncle Sam Facility.

(a)        If Mosaic determines, with or without notice from EPA and/or LDEQ, that it is violating, or will violate, any requirement of Section V (Compliance Requirements) of this Consent Decree, other than those set forth in Paragraphs 15(f) (temporary storage of First Saleable Product) and 25 (Financial Assurance obligations governed by Appendix 2 (Financial Assurance)), Mosaic shall submit with its report of the violation, pursuant to Section VIII (Reporting Requirements) of this Consent Decree, and shall subsequently implement, a Correction Plan to rectify the violation, if it has not already corrected the violation by the time of the report. The Correction Plan shall include a schedule for correcting the violation.

(b)  In the event of a violation subject to Paragraph 32(a), Mosaic shall be considered to be in compliance with this Consent Decree for purposes of: (1) continuing to manage wastes that Paragraphs 15 through 18 allow to be input to Upstream Operations or Downstream Operations or managed in BHT Recovery Units or together with Bevill-Exempt Wastes; and (2) assessing Mosaic’s compliance with this Consent Decree under Paragraphs 34, 85, 86 and 87 of this Consent Decree, provided that:

(1)     Mosaic deposits wastes governed by Paragraphs 15-18 only in a Phosphogypsum Stack System subject to the Stack System Requirements set forth in Paragraph 15(a); and

(2)     Mosaic:

(i).      Timely implements and completes its Correction Plan; or

(ii).     Refers an allegation of non-compliance with Section V (Work Requirements) or with a Correction Plan to dispute resolution pursuant to Section XI (Dispute Resolution) and either

   a.        Prevails in the dispute resolution or

Mosaic Consent Decree – EPA Region 6 and LDEQ

b.        Satisfactorily complies with an EPA or judicial directive to correct any instances of non-compliance

(collectively, Continuing Compliance Criteria). Nothing in this Paragraph shall be construed as EPA approval of Mosaic’s correction efforts pursuant to this Paragraph, as a waiver of stipulated penalties for the violation pursuant to Section IX (Stipulated Penalties), or as limiting the rights reserved by Plaintiffs under Section VI (Work Takeover) or Paragraph 88 of this Consent Decree. EPA reserves the right to require, upon written request that a Correction Plan be submitted to EPA for approval in accordance with Paragraphs 27 - 31, above. Mosaic’s compliance with this Paragraph is without prejudice to its rights under Section X (Force Majeure) and Section XI (Dispute Resolution) of this Consent Decree.

33.        Permits. Where any compliance obligation under this Section requires Mosaic to obtain a federal, Louisiana, or local permit, or other form of approval, Mosaic shall submit timely and complete applications and take such actions as are necessary to obtain all such permits or approvals. A request for supplementation by the permitting agency does not constitute a notice or finding that an application was incomplete for the purpose of this Paragraph unless the permitting agency determines that the original application was so deficient as to constitute a material breach of Mosaic’s obligations under this Consent Decree. Mosaic may seek relief under the provisions of Section X (Force Majeure) of this Consent Decree for any delay in the performance of any such obligation resulting from a failure to obtain, or a delay in obtaining, any permit or approval required to fulfill such obligation, if Mosaic has submitted timely and complete applications and has taken such actions as are necessary to timely obtain all such permits or approvals.

Mosaic Consent Decree – EPA Region 6 and LDEQ

34.        Provided that Mosaic remains in compliance with Section V (Compliance Requirements) or the Continuing Compliance Criteria set forth in Paragraph 32 at the Uncle Sam Facility, that Facility shall not be required to operate as a Treatment Storage and Disposal Facility pursuant to Section 3005 of RCRA and its implementing federal and/or Louisiana regulations, with respect to:

           (a) the treatment, storage, transport, management, and disposal of Bevill-Exempt

Wastes that have been commingled with hazardous wastes or otherwise managed in violation of law as alleged in the Complaint,

                       (i) prior to the lodging of this Consent Decree,

                       (ii) prior to completing the compliance projects set forth in Appendix 6 (RCRA Project Narrative and Compliance Schedule) as provided by Paragraph 13, or

                       (iii) during timely implementation of a Correction Plan as set forth in Paragraph 32; and

             (b) wastes that Paragraphs 15 through 18 allow to be input to Upstream Operations or Downstream Operations or managed in BHT Recovery Units or together with Bevill-Exempt Wastes.

VI.  WORK TAKEOVER

35.        In the event EPA determines that Mosaic has: (a) ceased implementation of any portion of the Work; or (b) is seriously or repeatedly deficient or late in its performance of the Work; or (c) is implementing the Work in a manner that may cause an endangerment to human health or the environment, EPA, after consultation with LDEQ and with the joint approval of the EPA Region 6 Regional Administrator and the Assistant Administrator for the EPA Office of Enforcement and Compliance Assurance, may issue a written notice (Work Takeover Notice) to

Mosaic Consent Decree – EPA Region 6 and LDEQ

Mosaic. Any Work Takeover Notice issued by EPA shall specify the grounds upon which such notice was issued and shall provide Mosaic a period of thirty (30) Days within which to remedy the circumstances giving rise to EPA’s issuance of such notice.

36.        If, after expiration of the thirty (30) Day period specified in Paragraph 35 of this Section, the Work Takeover Notice has not been withdrawn by EPA and Mosaic has not remedied to EPA’s satisfaction the circumstances giving rise to EPA’s issuance of the Work Takeover Notice, EPA at any time thereafter may undertake Work Takeover by: (a) assuming and/or directing the performance of; (b) seeking the appointment of a receiver to direct the performance of; or (c) accessing Financial Assurance (with the concurrence of LDEQ) to finance the performance of all or any portions of the Work that EPA deems necessary to correct the violations or conditions that triggered the Work Takeover Notice pursuant to Paragraph 35 (Work Takeover). EPA shall notify Mosaic in writing (which writing may be electronic) if EPA determines that implementation of a Work Takeover is warranted under this Section of the Consent Decree. In the event that EPA seeks to appoint a receiver to direct the performance of the Work, Mosaic shall not oppose such appointment on grounds other than lack of competence or conflict of interest, but shall retain its right to challenge the underlying Work Takeover in Dispute Resolution, as set forth in the following Paragraph and Section XI (Dispute Resolution) of this Consent Decree. In implementing any Work Takeover, EPA shall make reasonable efforts not to interfere with Facility operations not directly affected by the conditions that triggered the Work Takeover.

37.        In the event that Mosaic invokes Section XI (Dispute Resolution) of this Consent Decree with respect to EPA’s Work Takeover and/or its selection of options set forth in Paragraph 36 (which must be disputed together with the underlying Work Takeover and pursuant

Mosaic Consent Decree – EPA Region 6 and LDEQ

to Paragraph 76(a) of this Consent Decree), EPA during the pendency of any such dispute may, in its unreviewable discretion, commence and continue a Work Takeover until the earlier of: (a) the date that Mosaic remedies, to EPA’s satisfaction, the circumstances giving rise to issuance of the Work Takeover Notice; or (b) the date that a final decision is rendered in accordance with Section XI (Dispute Resolution) of the Consent Decree requiring EPA to terminate such Work Takeover.

38.        After commencement and for the duration of any Work Takeover, EPA or any appointed receiver shall have immediate access to and benefit of any Financial Assurance provided pursuant to Paragraph 25 of this Consent Decree and Appendix 2 to implement the Work. If EPA or any appointed receiver are unable to access the Financial Assurance, or the Work addressed by the Work Takeover is not covered by Financial Assurance, then any unreimbursed costs incurred by EPA in connection with the Work Takeover shall be considered a financial obligation owed by Mosaic to the United States and collectible in an action to enforce this Consent Decree. Nothing in this Paragraph shall be construed to relieve Mosaic of its obligation to provide adequate Financial Assurance pursuant to Appendix 2. In the event that it is determined in Dispute Resolution that the Work Takeover was not warranted, any unexpended funds in a Stand-by Trust that originated from a letter of credit, surety bond or corporate guarantee shall be used to restore any pre-existing Trust Fund to the pre-Work Takeover level, if necessary, and any balance of unexpended funds shall be released and used to re-establish the original financial mechanism(s).

VII.  BENEFICIAL ENVIRONMENTAL PROJECTS

39.        Within thirty (30) Days after the Effective Date of the Consent Decree, Mosaic shall deposit $1,000,000.00 into an escrow account established and administered by LDEQ, in

Mosaic Consent Decree – EPA Region 6 and LDEQ

accordance with instructions that will be provided by LDEQ within sixty (60) Days of the lodging of this Consent Decree, for the purpose of LDEQ’s conducting the beneficial environmental projects (BEPs) identified in this Section. After January 1, 2020, any funds that remain in this escrow account and that have not been committed to the BEPs identified in this Section will be transferred by LDEQ to the Louisiana Hazardous Waste Clean-Up Fund.

40.        Minerals Toxicity Study and Mineral Criteria Assessment BEP. LDEQ will assess statewide water quality criteria/standards for minerals (e.g., chlorides, sulfates) based upon a thorough review of scientific literature, data from aquatic toxicity tests, and a review of criteria/standards from other states and jurisdictions. BEP funding will be utilized in conducting aquatic toxicity testing that will be utilized in establishing a statewide formula for the development of mineral criteria and/or standards protective of waters of the State. The results of these studies will provide data that may be used by Louisiana to help develop or refine state mineral related standards.

41.        Minerals Toxicity Study and Mineral Criteria Assessment BEP Objectives. The objectives for the BEP referenced in Paragraph 40 are to: (1) Develop a study, including acute and chronic toxicity tests, on representative Louisiana species across a range of hardness values (including low hardness waters) typical of Louisiana; and (2) Conduct toxicity studies to determine acute and chronic effects to calculate ratios and/or genus mean acute values that can be used to help develop State standards for chlorides, sulfates, and/or other appropriate minerals criteria.

42.        Producer-Specific Watershed Nutrient Management Plans BEP. LDEQ, in coordination with the Louisiana State University Agricultural Center, will develop producer-specific master programs and Watershed Nutrient Management Plans (collectively WNMP) to be

Mosaic Consent Decree – EPA Region 6 and LDEQ

utilized by beef cattle, dairy, and poultry producers for the purpose of reducing pollution, such as excess nutrients, into the environment through improved farm practices specific to producer needs. These WNMPs will enhance the Comprehensive Nutrient Management Plans that are available from the United States Department of Agriculture (USDA) by incorporating complementary activities for nutrient management, such as operation and maintenance, tracking, monitoring, and beneficial use.

43.        Producer-Specific Watershed Nutrient Management Plans BEP Objectives. The objectives for the BEP referenced in Paragraph 42 are to: (1) Develop WNMPs to address nutrients, potentially including the completion of an environmental needs assessment to identify the water quality issues for a watershed; and (2) Develop WNMPs for the identified producer-specific commodities in targeted watersheds.

44.        Mosaic’s funding of the escrow account shall not be construed as an endorsement of, and Mosaic reserves all rights to dispute, any methodologies, analyses, conclusions or findings resulting from the BEPs described above.

45.        If Defendant fails to deposit funds in the escrow account in accordance with Paragraph 39, stipulated penalties may be assessed under Section IX (Stipulated Penalties).

VIII.  REPORTING REQUIREMENTS

46.        If Mosaic determines that it has violated or will violate, any requirement of this Consent Decree, Mosaic shall notify EPA and LDEQ of such violation and its likely duration, in writing (unless otherwise directed by EPA or LDEQ), within twelve (12) Days of the date Mosaic first becomes aware of the violation, with an explanation of the likely cause of the violation and of the remedial steps taken, or to be taken, to prevent or minimize such violation. If the cause of a violation cannot be fully explained at the time the report is due, Mosaic shall so

Mosaic Consent Decree – EPA Region 6 and LDEQ

state in the report. Mosaic shall investigate the cause of the violation and shall then submit an amendment to the report, including a full explanation of any identifiable cause(s) of the violation, within thirty (30) Days of the date Mosaic becomes aware of the violation. Nothing in this Paragraph or Paragraphs 47 and 48 relieves Mosaic of its obligation to provide the notice required by Section X of this Consent Decree (Force Majeure).

47.        Periodic Reporting

(a)        Uncle Sam. Within forty-five (45) Days after the end of each calendar-quarter after lodging of this Consent Decree (quarters shall be calculated based on Mosaic’s December 31st end-of-fiscal-year), until the quarter ending after the completion of all the projects listed in Appendix 6 (RCRA Narrative and Compliance Schedule) for the Uncle Sam Facility , Mosaic shall submit to EPA and LDEQ a report for the Uncle Sam Facility for the preceding calendar quarter that shall include (a) the status of any construction or compliance measures described in Appendix 6; (b) completion of milestones set forth in Appendix 6; (c) problems encountered or anticipated, together with implemented or proposed solutions, with projects described in Appendix 6; (d) status of permit applications for projects described in Appendix 6; (e) status of plans for closure and long-term care and status of permit application, as applicable, for closure or long-term care; (f) operation and maintenance difficulties or concerns relating to compliance with Paragraphs 15 and 17 - 18; (g) status of Financial Assurance; (h) a description of any violation of the requirements of this Consent Decree reported under Paragraph 46 and an explanation of the likely cause of such violation and of the remedial steps taken, or to be taken, to prevent or minimize such violation; (i) the log of any temporary use of units in Upstream Operations, Mixed-Use Units or Grandfathered Units for the storage of the First Saleable Product; (j) the log of spills and leaks tracked pursuant to the BMP set forth in Appendix 5; and

Mosaic Consent Decree – EPA Region 6 and LDEQ

(k) identification of any confirmed “critical condition” as defined and reported to LDEQ and/or EPA pursuant to Appendix 1. Thereafter, and for a period of two (2) years, Mosaic shall submit such reports to Plaintiffs on a semi-annual basis. Thereafter, Mosaic shall submit such reports annually until such time as Mosaic submits the Uncle Sam Closure Application pursuant to Appendix 1, Attachments D (Closure of Phosphogypsum Stacks/Stack Systems) and G (Phosphogypsum Stack System Closure Application). Mosaic shall submit its next report within one-hundred-eighty (180) Days after the submission of the Uncle Sam Closure Application, and annually thereafter until this Consent Decree is terminated with respect to the Uncle Sam Facility.

(b)        Faustina. Within forty-five (45) Days after the end of each calendar-quarter after lodging of this Consent Decree (quarters shall be calculated based on Mosaic’s December 31st end-of-fiscal-year), until the quarter ending after the completion of Projects 1 - 5, 7 - 8, and 10 listed in Appendix 6 (RCRA Narrative and Compliance Schedule) for the Faustina Facility, Mosaic shall submit to EPA and LDEQ a report for the Faustina Facility for the preceding calendar quarter that shall include (a) the status of any construction or compliance measures described in Appendix 6; (b) completion of milestones set forth in Appendix 6; (c) problems encountered or anticipated, together with implemented or proposed solutions, with projects described in Appendix 6; (d) status of permit applications for projects described in Appendix 6; (e) status of plans for long-term care and status of permit application, as applicable, for closure or long-term care; (f) operation and maintenance difficulties or concerns relating to compliance with Paragraph 16; (g) status of Financial Assurance; (h) a description of any violation of the requirements of this Consent Decree reported under Paragraph 46 and an explanation of the likely cause of such violation and of the remedial steps taken, or to be taken, to prevent or

Mosaic Consent Decree – EPA Region 6 and LDEQ

minimize such violation; and (i) any notification or reporting pursuant to 40 CFR 265.196(d) or LAC 33:V.1913.D, as set forth in Project 6 in Appendix 6 (RCRA Narrative and Compliance Schedule) for the Faustina Facility. Thereafter, Mosaic shall submit such reports annually until this Consent Decree is terminated with respect to the Faustina Facility.

48.        Whenever any violation of this Consent Decree, or any other event affecting Mosaic’s performance under this Consent Decree or the performance of its Facility, may pose an immediate threat to the public health or welfare or the environment, Mosaic shall, unless otherwise directed, notify EPA and LDEQ in Section XV (Notices) orally or by electronic or facsimile transmission as soon as possible, but no later than twenty-four (24) hours after Mosaic first knew of the event, and shall comply with the requirements of Appendix 1, Attachment E (Imminent and Substantial Endangerment Diagnostic Requirements). Any violation of this notice requirement shall be deemed to terminate on the Day that both Plaintiffs have received actual notice of the violation or event from Mosaic or by other means. This notice requirement does not relieve Mosaic of its obligation to comply with any federal and state laws applicable to the violation or event. This notice requirement is in addition to the requirement to provide notice of a violation of this Consent Decree set forth in the preceding Paragraph.

49.        All reports shall be submitted to the persons designated to receive Notices for Plaintiffs in Section XV (Notices) of this Consent Decree. All notices and submittals to “EPA and/or LDEQ” under this Consent Decree (including Appendices), other than those required by this Section or that are submitted for approval pursuant to Paragraphs 27-31, may be submitted to LDEQ only, provided that a copy of the cover letter identifying the notice or submittal is also sent to EPA. Mosaic also shall supply EPA with a copy of such notice(s) or submittal(s) upon request by EPA.

Mosaic Consent Decree – EPA Region 6 and LDEQ

50.        Each report submitted by Mosaic under this Section shall be signed by a responsible corporate official of Mosaic (as defined in 40 C.F.R. § 270.11(a)) and shall include the following certification:

I certify under penalty of law that this document and all attachments were prepared under my direction or supervision in accordance with a system designed to assure that qualified personnel properly gather and evaluate the information submitted. Based on my inquiry of the person or persons who manage the system, or those persons directly responsible for gathering the information, the information submitted is, to the best of my knowledge and belief, true, accurate, and complete. I am aware that there are significant penalties for submitting false information, including the possibility of fine and imprisonment for knowing violations.

This certification requirement does not apply to emergency notifications where compliance would be impractical.

51.        The reporting requirements of this Consent Decree do not relieve Mosaic of any reporting obligations required by the RCRA Requirements, or by any other federal, Louisiana, or local law, regulation, permit, or other requirement. However, the reporting requirements of this Consent Decree shall not require Mosaic to re-submit any report, plan or information submitted by Mosaic to EPA and/or LDEQ prior to the Effective Date of this Consent Decree.

52.        Any information provided pursuant to this Consent Decree may be used by the Plaintiffs in any proceeding to enforce the provisions of this Consent Decree and as otherwise permitted by law.

IX.  STIPULATED PENALTIES

53.        Mosaic shall be liable for stipulated penalties to the United States and LDEQ for violations of this Consent Decree as specified below, unless excused under Section X (Force Majeure). A violation includes failing to perform any obligation required by the terms of this Consent Decree, including any work plan or schedule approved under this Consent Decree,

Mosaic Consent Decree – EPA Region 6 and LDEQ

according to all applicable requirements of this Consent Decree and within the specified time schedules established by or approved under this Consent Decree.

54.        Civil Penalty and BEPs. If Mosaic fails to pay the civil penalty and/or fails to submit payment to an escrow account for the BEPs, as required under Sections IV (Civil Penalty) and VII (Beneficial Environmental Projects) of this Consent Decree when due, Mosaic shall pay a stipulated penalty of $1,000 per Day for each Day that the payment is late for the first ten (10) Days, together with Interest. Thereafter, Mosaic shall pay $3,000 per Day for each Day that the payment is late, with Interest. Late payment of the federal civil penalty shall be made in accordance with Section IV (Civil Penalty), Paragraph 10, and late payment of the Louisiana penalty and/or BEP funding shall be made in accordance with Section IV (Civil Penalty), Paragraph 11. Stipulated penalties for late payment of the civil penalty or BEP shall be paid in accordance with Paragraphs 58 - 64, below. All transmittal correspondence shall state that any such payment is for late payment of the civil penalty or BEP due under this Consent Decree, or for stipulated penalties for late payment, as applicable, and shall include the identifying information set forth in Paragraphs 10 or 11, above as applicable.

55.        Compliance Requirements. The following stipulated penalties shall accrue per violation per Day for each violation of the requirements identified in Section V (Compliance Requirements):

Penalty Per Violation Per Day	Period of Noncompliance

$1,000	1st through 14th Day

$2,000	15th through 30th Day

$3,000	31st Day and beyond

(a)         Uncle Sam Facility. Stipulated penalties shall not apply to spills and leaks that are

Mosaic Consent Decree – EPA Region 6 and LDEQ

successfully managed in compliance with the approved BMP set forth in Appendix 5.

56.        Reporting Requirements. The following stipulated penalties shall accrue per violation per Day for each violation of the requirements of Section VIII of this Consent Decree (Reporting Requirements):

Penalty Per Violation Per Day	Period of Noncompliance

$ 750	1st through 14th Day

$1,000	15th through 30th Day

$2,000	31st Day and beyond

57.        Subject to the provisions of Paragraph 30(c), above, and except as otherwise specified in Paragraphs 30(c) and 65(b), stipulated penalties under this Section shall begin to accrue on the Day after performance is due or on the Day a violation occurs, whichever is applicable, and shall continue to accrue until performance is satisfactorily completed or until the violation ceases. Stipulated penalties shall accrue simultaneously for separate violations of this Consent Decree.

58.        Mosaic shall pay stipulated penalties to the United States and to LDEQ within twelve (12) Days of a written demand by either Plaintiff, subject to its right to invoke dispute resolution in accordance with Section XI (Dispute Resolution). Except as provided in Paragraph 45, Mosaic shall pay fifty percent (50%) of the total stipulated penalty amount due to the United States and fifty percent (50%) to LDEQ. The Plaintiff making a demand for payment of a stipulated penalty shall simultaneously send a copy of the demand to the other Plaintiff.

59.        Each Plaintiff, may, in the unreviewable exercise of its discretion, reduce or waive stipulated penalties otherwise due to it under this Consent Decree. The determination by

Mosaic Consent Decree – EPA Region 6 and LDEQ

one Plaintiff not to seek stipulated penalties, or to subsequently waive or reduce the amount it seeks, shall not preclude the other Plaintiff from seeking the full amount of the stipulated penalties owed.

60.        Stipulated penalties shall continue to accrue as provided in Paragraph 57, during any Dispute Resolution, but need not be paid until the following:

(a)        If the dispute is resolved by agreement or by a decision of the United States or LDEQ that is not subject to judicial review or appealed to the Court, Mosaic shall pay accrued penalties determined to be owing, together with Interest, to the United States or LDEQ within thirty (30) Days of the effective date of the agreement or the receipt of the United States’ or LDEQ’s decision or order.

(b)        If the dispute is appealed to the Court and the United States or LDEQ prevails in whole or in part, Mosaic shall pay all accrued penalties determined by the Court to be owing, together with Interest, within sixty (60) Days of receiving the final Court decision.

61.        Mosaic shall pay stipulated penalties owing to the United States in the manner set forth and with the confirmation notices required by Paragraph 10, except that the transmittal letter shall state that the payment is for stipulated penalties and shall state for which violation(s) the penalties are being paid. Mosaic shall pay stipulated penalties owing to LDEQ in accordance with Paragraph 11, except that the transmittal letter shall state that the payment is for stipulated penalties and shall state for which violation(s) the penalties are being paid.

62.        Mosaic shall not deduct stipulated penalties paid under this Section in calculating its Louisiana and federal income tax.

63.        If Mosaic fails to pay stipulated penalties according to the terms of this Consent Decree, Mosaic shall be liable for Interest on such penalties, as provided for in 28 U.S.C. § 1961,

Mosaic Consent Decree – EPA Region 6 and LDEQ

accruing as of the date payment became due. Nothing in this Paragraph shall be construed to limit the United States or LDEQ from seeking any remedy otherwise provided by law for Mosaic’s failure to pay any stipulated penalties.

64.        Subject to the provisions of Section XIII (Effect of Settlement/ Reservation of Rights) of this Consent Decree, the stipulated penalties provided for in this Consent Decree shall be in addition to any other rights, remedies, or sanctions available to the United States or LDEQ for Mosaic’s violation of this Consent Decree or applicable law. Where a violation of this Consent Decree is also a violation of relevant statutory or regulatory requirements, Mosaic shall be allowed a credit for any stipulated penalties paid against any statutory penalties imposed for such violation.

X. FORCE MAJEURE

65.        Force majeure, for purposes of this Consent Decree, is defined as any event arising from causes beyond the control of Mosaic, of any entity controlled by Mosaic, or of Mosaic’s contractors that delays or prevents the performance of any obligation under this Consent Decree despite Mosaic’s best efforts to fulfill the obligation. The requirement that Mosaic exercise best efforts to fulfill the obligation includes using best efforts to anticipate any potential force majeure and best efforts to address the effects of any potential force majeure (1) as it is occurring and (2) following the potential force majeure such that the delay and any adverse effects of the delay are minimized to the greatest extent possible. Force majeure does not include Mosaic’s financial inability to perform any obligation under this Consent Decree.

66.        If any event occurs or has occurred that may delay the performance of any obligation under this Consent Decree, whether or not caused by a force majeure event, Mosaic shall provide notice orally or by electronic or facsimile transmission as soon as possible, as

Mosaic Consent Decree – EPA Region 6 and LDEQ

provided in Section XV (Notices) of this Consent Decree, but not later than seven (7) Days after the time when Mosaic first knew that the event might cause a delay. Within ten (10) Days thereafter, Mosaic shall provide written notice to EPA and LDEQ with an explanation and description of the reasons for the delay; the anticipated duration of the delay; all actions taken or to be taken to prevent or minimize the delay; a schedule for implementation of any measures to be taken to prevent or mitigate the delay or the effect of the delay; Mosaic’s rationale for attributing such delay to a force majeure event if it intends to assert such a claim; and a statement as to whether, in the opinion of Mosaic, such event may cause or contribute to an endangerment to public health, welfare or the environment. Mosaic shall include with any notice all available documentation supporting a claim that the delay was attributable to a force majeure event. Mosaic shall be deemed to know of any circumstance of which Mosaic, any entity controlled by Mosaic, or Mosaic’s contractors knew or reasonably should have known. Failure to comply with the above requirements regarding an event shall preclude Mosaic from asserting any claim of force majeure regarding that event, provided, however, that if EPA, despite the late notice, is able to assess to its satisfaction whether the event is a force majeure under Paragraph 65 and whether Mosaic has exercised its best efforts under Paragraph 65, EPA may, in its unreviewable discretion, excuse in writing Mosaic’s failure to submit timely notices under this Paragraph.

67.        If EPA, after consultation with LDEQ, agrees that the delay or anticipated delay is attributable to a force majeure event, the time for performance of the obligations under this Consent Decree that are affected by the force majeure event will be extended by EPA, after consultation with LDEQ, for such time as is necessary to complete those obligations. An extension of the time for performance of the obligations affected by the force majeure event shall not, of itself, extend the time for performance of any other obligation. If EPA, after consultation

Mosaic Consent Decree – EPA Region 6 and LDEQ

with LDEQ, agrees that the delay is attributable to a force majeure event, EPA will notify Mosaic in writing of the length of the extension, if any, for performance of the obligations affected by the force majeure event.

68.        If EPA, after consultation with LDEQ does not agree that the delay or anticipated delay has been or will be caused by a force majeure event, EPA will notify Mosaic in writing of its decision.

69.        If Mosaic elects to invoke the dispute resolution procedures set forth in Section XI (Dispute Resolution), it shall do so no later than fifteen (15) Days after receipt of EPA’s notice. In any such proceeding, Mosaic shall have the burden of demonstrating by a preponderance of the evidence that the delay or anticipated delay has been or will be caused by a force majeure event, that the duration of the delay or the extension sought was or will be warranted under the circumstances, that best efforts were exercised to avoid and mitigate the effects of the delay, and that Mosaic complied with the requirements of Paragraphs 65 and 66, above. If Mosaic carries this burden, the delay at issue shall not constitute a violation by Mosaic of the affected obligation of this Consent Decree identified to EPA and the Court.

XI.  DISPUTE RESOLUTION

70.        Unless otherwise expressly provided for in this Consent Decree, the dispute resolution procedures of this Section shall be the exclusive mechanism to resolve all disputes arising under or with respect to this Consent Decree. Mosaic’s failure to seek resolution of a disputed issue under this Section shall preclude Mosaic from raising any such issue as a defense to an action by the United States or LDEQ to enforce any obligation of Mosaic arising under this Consent Decree.

Mosaic Consent Decree – EPA Region 6 and LDEQ

71.        Informal Dispute Resolution. Any dispute subject to Dispute Resolution under this Consent Decree shall first be the subject of informal negotiations, which may include any third-party assisted, non-binding alternative dispute resolution process agreeable to the Parties. Mosaic shall submit a written Notice of Dispute to both the United States and LDEQ within thirty (30) Days after receiving written notice from EPA of a decision that Mosaic disputes. The dispute shall be considered to have arisen on the later of the dates that the United States or LDEQ receives a written Notice of Dispute. Such Notice of Dispute shall state clearly the matter in dispute. The period of informal negotiations shall not exceed twenty (20) Days from the date that the dispute arises, unless that period is modified by written agreement between the United States and Mosaic. If the Parties cannot resolve a dispute by informal negotiations, then the position of EPA, after consultation with LDEQ, shall be considered binding, unless Mosaic invokes formal dispute resolution procedures as provided in the following Paragraph.

72.        Formal Dispute Resolution. If Mosaic elects to invoke formal dispute resolution, Mosaic shall, within thirty (30) Days after the conclusion of the informal negotiation period, submit to EPA and LDEQ a written Statement of Position regarding the matter in dispute. The Statement of Position shall include, but need not be limited to, any factual data, analysis, or opinion supporting Mosaic’s position and any supporting documentation relied upon by Mosaic.

73.        EPA, after consultation with LDEQ, shall submit its Statement of Position within forty-five (45) Days of receipt of Mosaic’s Statement of Position. The EPA Statement of Position shall include or clearly reference, but need not be limited to, any factual data, analysis, or opinion supporting that position and any supporting documentation relied upon by EPA. Where appropriate, EPA may allow submission of supplemental statements of position by the

Mosaic Consent Decree – EPA Region 6 and LDEQ

Parties to the dispute. The EPA Statement of Position shall be binding on Mosaic unless Mosaic files a motion for judicial review of the dispute in accordance with the following Paragraph.

74.        Unless expressly stated otherwise in this Consent Decree, Mosaic may seek judicial review of the dispute by filing with the Court and serving on the United States and LDEQ, in accordance with Section XV (Notices) of this Consent Decree, a motion requesting judicial resolution of the dispute. The motion must be filed within thirty (30) Days of receipt of the EPA Statement of Position pursuant to the preceding Paragraph. The motion shall contain a written statement of Mosaic’s position on the matter in dispute, including any supporting factual data, analysis, opinion, or documentation, and shall set forth the relief requested and any schedule within which the dispute must be resolved for orderly implementation of the Consent Decree.

75.        The United States, after consultation with LDEQ, shall respond to Mosaic’s motion within the time period allowed by the Local Rules of this Court. Mosaic may file a reply memorandum, to the extent permitted by the Local Rules.

76.        Standard of Review

 (a)        Disputes Concerning Matters Accorded Record Review. In any dispute brought under this Section pertaining to the adequacy or appropriateness of plans, procedures to implement plans, schedules or any other items requiring approval by EPA under this Consent Decree; the adequacy of the Work performed pursuant to this Consent Decree; and all other disputes that are accorded review on the administrative record under applicable principles of administrative law, EPA shall compile an administrative record of the dispute containing all Statements of Position, including supporting documentation and referenced data or information,

Mosaic Consent Decree – EPA Region 6 and LDEQ

and Mosaic shall have the burden of demonstrating, based on the administrative record, that the position of the United States is arbitrary and capricious or otherwise not in accordance with law.

(b)    In any other dispute brought under this Section, Mosaic shall bear the burden of demonstrating that its position complies with and furthers the objectives of this Consent Decree.

77.        The invocation of dispute resolution procedures under this Section shall not, by itself, extend, postpone, or affect in any way any obligation of Mosaic under this Consent Decree, unless and until final resolution of the dispute so provides or unless ordered by the Court. Stipulated penalties with respect to the disputed matter shall continue to accrue from the first Day of noncompliance, but payment shall be stayed pending resolution of the dispute as provided in Paragraph 72. If Mosaic does not prevail on the disputed issue, stipulated penalties shall be assessed and paid as provided in Section IX (Stipulated Penalties).

XII. INFORMATION COLLECTION AND RETENTION

78.        The United States, LDEQ, and their representatives, including attorneys, contractors, and consultants, shall have the right of entry into any of Mosaic’s Louisiana Facilities, at all reasonable times, upon presentation of appropriate identification, to:

 (a)  monitor the progress of activities required under this Consent Decree;

 (b) verify any data or information submitted to the United States or LDEQ in accordance with the terms of this Consent Decree;

 (c)  obtain samples and, upon request, splits of any samples taken by Mosaic or its representatives, contractors, or consultants;

 (d)  obtain documentary evidence, including photographs and similar data;

 (e)  assess Mosaic’s compliance with this Consent Decree; and

Mosaic Consent Decree – EPA Region 6 and LDEQ

 (f)  conduct, direct or review Work pursuant to Section VI (Work Takeover) of this Consent Decree.

79.        Upon request, Mosaic shall provide EPA, LDEQ and their authorized representatives splits of any samples taken by Mosaic. Upon request, EPA and LDEQ shall provide Mosaic splits of any samples taken by EPA, LDEQ, and their authorized representatives.

80.        Mosaic shall retain, and shall require its contractors and agents to preserve, all non-identical copies of all documents, records, or other information (including documents, records, emails or other information in electronic form and including any documents, records, data or other information underlying the submission of any Report required pursuant to Section VIII (Reporting Requirements)) in its or its contractors or agents possession or control, or that come into its or its contractors’ or agents’ possession or control and that relate to Mosaic’s performance of its obligations under this Consent Decree or adherence to the requirements associated with the management of waste materials allowed under Paragraphs 15 through 18 for a period of five (5) years after the creation of such documents, records or other information. This information-retention requirement shall apply regardless of any contrary corporate or institutional policies or procedures. At any time during this information-retention period, upon request by the United States or LDEQ, Mosaic shall provide copies of any documents, records, or other information required to be maintained under this Paragraph.

81.        At the conclusion of the information-retention period provided in the preceding Paragraph, Mosaic shall notify the United States and LDEQ at least ninety (90) Days prior to the destruction of any documents, records, or other information subject to the requirements of the preceding Paragraph and, upon request by the United States or LDEQ, Mosaic shall deliver any such documents, records, or other information to EPA or LDEQ. Mosaic shall not dispose of

Mosaic Consent Decree – EPA Region 6 and LDEQ

materials following the expiration of its five (5) year retention period more often than once a year.

82.        In connection with any request for documents, records, or other information pursuant to this Consent Decree, Mosaic may assert that certain documents, records, or other information are privileged under the attorney-client privilege or any other privilege recognized by federal law, provided that Mosaic shall not assert a legal privilege for any data, records or information (excluding legal advice) generated or received in connection with Mosaic’s obligations pursuant to the requirements of this Consent Decree. If Mosaic asserts a privilege, it shall provide the following: (1) the title of the document, record, or information; (2) the date of the document, record, or information; (3) the name and title of each author of the document, record, or information; (4) the name and title of each addressee and recipient; (5) a description of the subject of the document, record, or information; and (6) the privilege asserted by Mosaic. If Plaintiffs and Mosaic disagree as to whether a particular document or record is privileged, Mosaic shall deliver such document or record to the United States or LDEQ unless it invokes dispute resolution pursuant to Section XI (Dispute Resolution), in which case, Mosaic shall not have an obligation to deliver such document or record until a final determination is made, pursuant to the procedures set forth in Section XI (Dispute Resolution), that such document or record is not privileged.

83.        Mosaic may also assert that information provided pursuant to this Consent Decree is protected as Confidential Business Information (“CBI”) under the criteria and procedures set forth in 40 C.F.R. Part 2 or LAC 33:I.Chapter 5, provided that: (a) Mosaic shall not assert a CBI claim with respect to any physical, sampling, monitoring, or analytical data other than data related to: (i) development of new or modified products; (ii) development of new or modified

Mosaic Consent Decree – EPA Region 6 and LDEQ

production processes; (iii) production materials or analyses collected for quality control or other manufacturing purposes; or (iv) analyses undertaken for competitive business purposes; and (b) Mosaic shall not assert a CBI claim for Financial Assurance information required to be provided pursuant to Paragraphs 10.e, 15(e) and 32 of Appendix 2 of this Consent Decree. If Mosaic claims any information related to Financial Assurance submissions and Cost Estimates is CBI, Mosaic shall submit two versions, one version with the CBI material redacted, and so identified in the document, which will be publicly available, and the second version will contain the CBI material.

84.        This Consent Decree in no way limits or affects any right of entry and inspection, or any right to obtain information, held by the United States or LDEQ pursuant to applicable federal or Louisiana laws, regulations, or permits, nor does it limit or affect any duty or obligation of Mosaic to maintain documents, records, or other information imposed by applicable federal or Louisiana laws, regulations, or permits.

XIII. EFFECT OF SETTLEMENT/RESERVATION OF RIGHTS

85.        This Consent Decree resolves the civil claims of the United States and LDEQ against Mosaic and, as to liability arising out of Mosaic’s liability only, The Mosaic Company for the violations at the Facilities alleged in the Complaint filed in this action through the date of the lodging of the Consent Decree. This Consent Decree also resolves such claims, if any, of the United States and LDEQ against the corporate officers, directors, and employees, acting in their capacities as such, of Mosaic or The Mosaic Company, but only as to liability arising out of Mosaic’s liability. For continuing violations alleged in the Complaint, provided that Mosaic complies with this Consent Decree at a Facility, as set forth in Paragraph 87, from the date of lodging of the Consent Decree through its Effective Date, these claims shall also be resolved

Mosaic Consent Decree – EPA Region 6 and LDEQ

through the Effective Date of this Consent Decree, as of the Effective Date, for that Facility; and, provided that Mosaic complies with the Consent Decree at a Facility from the Effective Date of this Consent Decree through the date of termination of this Consent Decree for that Facility pursuant to Section XIX (Termination), these claims shall be finally resolved as of the date the Consent Decree terminates for that Facility.

86.        Provided that Mosaic is in compliance with this Consent Decree, and subject to the reservation below, Plaintiffs covenant not to sue or take administrative action, under Section 3008(a) of RCRA, 42 U.S.C. § 6928(a) or a state law counterpart, seeking to require Mosaic’s Facilities to comply with the RCRA Requirements, with respect to: (a) the generation, treatment, storage, transport, management, and disposal of Bevill-Exempt Wastes that have been commingled with hazardous wastes or otherwise managed in violation of law as alleged in the Complaint, and that are resolved in accordance with Paragraph 85; (b) wastes that Paragraphs 15 through 18 of this Consent Decree allow to be input to Upstream Operations or Downstream Operations or managed in BHT Recovery Units, IGPUs, GPUs, Granulation Sump Ditches or with Bevill-Exempt Wastes; and (c) conditions addressed under Paragraphs 23 and 24. Further, provided that Mosaic is in compliance with this Consent Decree, LDEQ covenants not to sue or take administrative action seeking to require the Phosphogypsum Stack System at Mosaic’s Uncle Sam Facility to comply with otherwise applicable requirements of the Louisiana Solid Waste Management and Resource Recovery Law (La. R.S. 30:2151 et seq.) and the regulations promulgated thereunder (LAC 33:VII, Subpart 1). (The interface of the Louisiana Solid Waste Management and Resource Recovery Law (La. R.S. 30:2151 et seq.) and the regulations promulgated thereunder (LAC 33:VII, Subpart 1) and Defendant’s obligations under this Consent Decree is further addressed in the letter from LDEQ dated September 29, 2015.)

Mosaic Consent Decree – EPA Region 6 and LDEQ

Nothing in this Paragraph, however, shall affect Plaintiffs’ rights to determine and require necessary Corrective Action Work in accordance with Paragraphs 21 and 22(a)(1), respectively, of this Consent Decree, or to restrict Non-CD Corrective Action that may be required at a Facility pursuant to Plaintiffs’ residual authorities under federal, state, and local laws.

87.        The resolution under this Section XIII (Effect of Settlement/Reservation of Rights) of the Plaintiffs’ civil claims set forth in the Complaint and the Plaintiffs’ covenants not to sue are expressly conditioned upon Mosaic’s timely and satisfactory compliance with the requirements of this Consent Decree. For the purposes of this Paragraph (and Paragraphs 85 and 86), and with respect to the wastes that Paragraphs 15 through 18 allow to be input to Upstream Operations or Downstream Operations, managed in BHT Recovery Units, IGPUs, GPUs, Granulation Sump Ditches, or with Bevill-Exempt Wastes, compliance with the Continuing Compliance Criteria set forth in Paragraph 32 constitutes compliance with this Consent Decree.

88.        The United States and LDEQ reserve all legal and equitable remedies available to enforce the provisions of this Consent Decree, and Mosaic reserves all legal and equitable defenses available to it in the defense of any such enforcement. This Consent Decree shall not be construed to limit the rights of the United States or LDEQ to obtain penalties or injunctive relief under the federal and Louisiana environmental statutes or their implementing regulations, or under other federal or Louisiana law regulations or permit conditions, including Section 3008(h) of RCRA, 42 U.S.C. § 6928(h), except as expressly specified in Paragraphs 85 and 86, and Mosaic in any such action shall not assert any defense based upon the contention that such claims raised by the Plaintiffs were or should have been brought in the instant case under principles of waiver, res judicata, collateral estoppel, issue preclusion, claim preclusion, claim-splitting, or other such defenses. The United States and LDEQ further retain all authority and

Mosaic Consent Decree – EPA Region 6 and LDEQ

reserve all rights to take any and all actions authorized by law to protect human health and the environment, including Corrective Action Work and Non-CD Corrective Action, and all legal and equitable remedies to address any imminent and substantial endangerment to the public health or welfare or the environment arising at, or posed by, Mosaic’s Facilities, whether related to the violations addressed in this Consent Decree or otherwise.

89.        This Consent Decree is not a permit, or a modification of any permit, under any federal, State, or local law or regulation. While this Consent Decree resolves the Parties’ dispute regarding the violations alleged in the Complaint as set forth in Paragraph 85, compliance with the terms of this Consent Decree does not guarantee compliance with all applicable federal, State, or local laws or regulations. Except as provided in Paragraphs 34, 85, and 86 of this Consent Decree, Mosaic is not relieved of its obligation to achieve and maintain compliance with all applicable federal, State, and local laws, regulations, and permits; Mosaic’s compliance with this Consent Decree shall be no defense to any action commenced by Plaintiffs pursuant to any such law, regulation, or permit, except as expressly specified in Paragraphs 34, 85 and 86.

90.        This Consent Decree does not limit or affect the rights of the Parties against any third-parties (persons not a Party to this Consent Decree), nor does it limit the rights of third-parties except as otherwise provided by the doctrine of federal preemption or by other applicable principles of law or precedent.

91.        This Consent Decree shall not be construed to create rights or obligations in, or grant any cause of action to, any third-party.

92.        Nothing in the Complaint filed in this action or in this Consent Decree, including the execution and implementation of this Consent Decree, shall constitute an admission by Mosaic of any violation of the RCRA Requirements or of any of the allegations of the

Mosaic Consent Decree – EPA Region 6 and LDEQ

Complaint. Mosaic reserves all rights to dispute the factual and legal representations of the Complaint and Consent Decree except in an action to enforce this Consent Decree by a Party. The terms of this Consent Decree may not be used as evidence in any litigation between the Parties except (a) pursuant to Section XI (Dispute Resolution), (b) in an action to enforce this Consent Decree, or (c) in an action by Plaintiffs in which Mosaic asserts a defense based on this Consent Decree.

XIV. COSTS

93.        The Parties shall bear their own costs of this action, including attorneys’ fees, except that the United States and LDEQ shall be entitled to collect costs (including attorneys’ fees) incurred in any action necessary to access Financial Assurance pursuant to Paragraph 25 and Appendix 2 (Financial Assurance) of this Consent Decree, or to collect any portion of the civil penalty or any stipulated penalties or other costs due under this Consent Decree but not paid by Mosaic.

94.        LDEQ Costs Incurred in Oversight of Consent Decree.

(a)        LDEQ may employ, arrange for, or contract with a qualified person to perform oversight tasks related to the Work performed under this Consent Decree. Mosaic shall bear reasonable and necessary costs incurred by LDEQ for oversight related to the Work performed under this Consent Decree following the Entry Date and as allowed by law. Following the first anniversary of this Consent Decree, LDEQ may propose to increase the Annual Oversight Cost Cap on an annual basis to reflect cost increases; provided, however, such proposed increase shall not exceed the current inflationary rate for the specific year.

 (b)        LDEQ shall keep accurate books and accounts of oversight costs. Such books and accounts may be audited by Mosaic upon written request. Annually from the

Mosaic Consent Decree – EPA Region 6 and LDEQ

Effective Date of this Consent Decree, or at the end of each calendar-quarter if deemed appropriate by LDEQ, LDEQ shall submit to Mosaic an invoice for oversight costs that LDEQ asserts are recoverable under Paragraph 94(a). The invoice shall describe for each person and for each day the oversight work for which LDEQ seeks reimbursement in sufficient detail to document the amount of time spent on oversight work and to describe the oversight work performed during the time documented. If Mosaic disagrees with this invoice on the basis that costs incurred by LDEQ are not reasonable, not necessary, or excessive or the invoice fails to provide sufficient information as described above, then Mosaic may invoke Section XI (Dispute Resolution) of this Consent Decree. Mosaic shall, within sixty (60) calendar Days of receiving the invoice, unless it has invoked Section XI (Dispute Resolution) before this 60 Day period has passed, remit a check or electronic payment for the amount of those costs made payable to the Louisiana Department of Environmental Quality. Checks shall specifically reference the Facility and invoice number, and be mailed to the following address:

Accountant Administrator

Financial Services Division

Office of Management and Finance

Louisiana Department of Environmental Quality

P.O. Box 4303

Baton Rouge, LA 70821-4303

Electronic Payments shall specifically reference the Facility and invoice number and can be made to the following:

Bank Name:	JP Morgan Chase
Account Name:	State of Louisiana, Dept. of Environmental Quality
Routing:	XXXXXX021 (ACH) or
XXXXXX137 (Fed Wire)
Account Number:	XXXXX544

Mosaic Consent Decree – EPA Region 6 and LDEQ

A copy of the check or payment confirmation and transmittal letter shall be mailed to:

Cost Recovery Officer

Office of Environmental Compliance

Remediation Services Division

Louisiana Department of Environmental Quality

P.O. Box 4314

Baton Rouge, LA 70821-4314

This Paragraph shall not prejudice LDEQ’s right to bring an action against any party, including Mosaic, under the Comprehensive Environmental Response, Compensation, and Recovery Act (CERCLA) for recovery of any future costs incurred by LDEQ related to this Consent Decree and not reimbursed by Mosaic.

XV. NOTICES

95.        Unless otherwise specified herein, whenever notifications, submissions, or communications are required by this Consent Decree in accordance with Section VIII (Reporting Requirements) they shall be made electronically, unless otherwise requested by either LDEQ or EPA, and addressed as follows:

To the United States:

Chief, Environmental Enforcement Section

Environment and Natural Resources Division

U.S. Department of Justice

Re: DOJ No. 90-7-1-[08388]

To Deborah Reyher:

via email:

Deborah.Reyher@usdoj.gov

via facsimile:

(202) 514-4113 or (202) 514-0097

via regular mail or post office express mail:

Box 7611 Ben Franklin Station

Washington, D.C. 20044-7611

Mosaic Consent Decree – EPA Region 6 and LDEQ

via private overnight service:

601 D Street, NW, 2nd Floor

Washington, D.C. 20004

United States Attorney for the Eastern District of Louisiana

Hale Boggs Federal Building

500 Poydras Street, Suite 210

New Orleans, Louisiana 70130

Phone: (504) 680-3000

Fax: (504) 589-4661

and to EPA, below.

To EPA:

Associate Director

Hazardous Waste Enforcement Branch

U.S. Environmental Protection Agency,

Region 6

1445 Ross Avenue, Suite 1200

Dallas, TX 75202-2733

Phone: (214) 665-6746

Fax: (214) 665-2182

Van Housman and Bethany Russell

Office of Civil Enforcement

Mail Code 2249A

U.S. Environmental Protection Agency

Clinton Building-South

1200 Pennsylvania Ave., NW

Washington, D.C. 20460

Phone: (202) 564-1849

Fax: (202) 564-0019

Housman.van@epa.gov

russell.bethany@epa.gov

To LDEQ:

Celena J. Cage

  Administrator

LDEQ Office of Environmental Compliance-Enforcement Division

Post Office Box 4312

Baton Rouge, LA 70821-4312

Phone: 225 219-3715

Fax: 225- 325-8142

celena.cage@la.gov

Mosaic Consent Decree – EPA Region 6 and LDEQ

Lewis Donlon

Administrator

LDEQ Waste Permits Division

P.O. Box 4313

Baton Rouge, LA 70821-4313

Phone: 225-219-3393

Fax: 225-219-3474

Dutch.donlon@la.gov

Kathy M. Wright and Perry Theriot

Office of the Secretary

Legal Affairs Division

Louisiana Dept. of Environmental Quality

P.O. Box 4302

Baton Rouge, Louisiana 70821-4302

Phone: (225) 219-3985

Fax: (225) 219-4068

Kathy.wright@la.gov

Perry.theriot@la.gov

To Mosaic and the Mosaic Company:

David Jellerson

Senior Director of Environmental

Mosaic Fertilizer, LLC

13830 Circa Crossing Drive

Lithia, FL 33547

Patrick van der Voorn

The Mosaic Company on behalf of Mosaic Fertilizer, LLC

Senior Environmental Counsel

Atria Corporate Center, Suite E490

3033 Campus Drive

Plymouth, MN 55441

To Arnold & Porter LLP (Counsel for Mosaic):

Joel M. Gross

Lester Sotsky

Peggy Otum

Eric Rey

Arnold & Porter LLP

555 Twelfth Street, N.W.

Washington, DC 20004-1206

Mosaic Consent Decree – EPA Region 6 and LDEQ

96.        Any Party may, by written notice to the other Parties, change its designated notice recipient or notice address provided above.

97.        Notices submitted pursuant to this Section shall be deemed submitted upon electronic transmission, unless otherwise provided in this Consent Decree or by mutual agreement of the Parties in writing.

XVI.  EFFECTIVE DATE

98.        The Entry Date of this Consent Decree shall be the date of a Final Order by which this Consent Decree is entered by the Court or by which a motion to enter the Consent Decree is granted, whichever occurs first, as recorded on the Court’s docket. The Effective Date of this Consent Decree shall be the later of the Entry Date of this Consent Decree or the Entry Date of the Consent Decree resolving claims by the United States and the Florida Department of Environmental Protection against Mosaic relating to Mosaic’s facilities in Florida. The filing or pendency of an appeal of the Court’s entry of this Consent Decree shall not stay the Effective Date, except as may be otherwise determined pursuant to Paragraph 100 (Modification). In the event that either Consent Decree is not entered by the Court, the Parties shall jointly stipulate to stay any previously entered Consent Decree. Notwithstanding the foregoing, Mosaic hereby agrees that it shall be bound from the date of its execution of this Consent Decree to perform obligations scheduled in this Consent Decree to occur prior to the Effective Date.

XVII.  RETENTION OF JURISDICTION

99.        The Court shall retain jurisdiction over this case until termination of this Consent Decree for both Facilities, pursuant to Section XIX (Termination), for the purpose of resolving disputes arising under this Consent Decree (including disputes under any Trust Agreements

Mosaic Consent Decree – EPA Region 6 and LDEQ

entered pursuant hereto) or entering orders modifying this Consent Decree, pursuant to Sections XI (Dispute Resolution) and XVIII (Modification), or effectuating or enforcing compliance with the terms of this Consent Decree.

XVIII.  MODIFICATION

100.      The terms of this Consent Decree may be modified only by a subsequent written agreement of the Parties to this Consent Decree as set forth herein. Any modifications to the provisions of Appendices 1 through 7, hereto and any other modifications to any other provisions of this Consent Decree that do not constitute a material change to this Consent Decree may be made without approval by the Court upon written agreement between Mosaic and the United States, after consultation with LDEQ. Any modifications to the provisions of Appendix 8 may be made without approval by the Court upon written agreement between Mosaic and LDEQ, after consultation with the United States. Any such changes shall become enforceable under this Consent Decree upon execution by Mosaic and the United States (for changes to the Consent Decree or Appendices 1 through 7) or Mosaic and LDEQ (for changes to Appendix 8), shall be made available to the public by EPA and LDEQ (except to the extent such changes contain information determined to be CBI pursuant to Paragraph 83 and 40 C.F.R. Part 2), and shall periodically be filed by EPA or LDEQ with the Court. Any other modifications agreed to by the Parties shall be effective only upon approval by the Court. Except as otherwise provided in this Paragraph and in Paragraph 102, a Party’s refusal to agree to a modification of this Consent Decree shall be subject to dispute resolution, but a Party seeking judicial review of such a refusal shall bear the burden of demonstrating that it is entitled to the requested modification based on a significant change in factual conditions or the law or other reason that would make inequitable the continued application of the Consent Decree without the modification sought.

Mosaic Consent Decree – EPA Region 6 and LDEQ

101.      In the event that a potential transferee under Section II (Applicability) of this Consent Decree has agreed to become a party to this Consent Decree and subject to all its terms and provisions, it may do so upon written approval of the United States pursuant to Section II (Applicability) of this Consent Decree and Section XVIII (Modification), without further order from the Court, in which event a supplemental signature page will be affixed to this Consent Decree and filed with the Court.

XIX. TERMINATION

102.      Periodic Review of Work Status. At least once every three (3) years, and more often if the Parties so agree, the Parties shall meet to review the status of the Work and to evaluate whether discrete portions of the Work have either been completed or may be accomplished and supervised under an EPA or LDEQ administrative order or permit in lieu of this Consent Decree. If all Parties agree to such a modification, such agreement shall be memorialized in a written modification to this Consent Decree pursuant to Section XVIII (Modification) and shall not require judicial approval. If the Parties agree that such modifications allow this Consent Decree to be terminated as to one or both Facilities, the Parties shall submit, for the Court’s approval, a joint stipulation terminating the Consent Decree for the relevant Facilities. The Parties’ inability to reach an agreement under this Paragraph shall not be subject to dispute resolution or judicial review.

103.      Completion of Work. Within ninety (90) Days after Mosaic concludes that all Work required under this Consent Decree has been fully performed at a Facility, EPA and/or LDEQ may conduct an inspection of the Facility to be attended by EPA, LDEQ and Mosaic at a mutually agreeable time. Following the inspection, and correction of any problems or deficiencies noted by EPA, after consultation with LDEQ, Mosaic shall submit one or more

Mosaic Consent Decree – EPA Region 6 and LDEQ

written reports by a third-party registered professional engineer in the relevant technical field, certifying compliance with Section V (Compliance Requirements) of this Consent Decree that the Work has been completed in full satisfaction of the requirements of this Consent Decree. The reports shall indicate the case name and civil action number, and shall be submitted, together with a request for Acknowledgment of Completion, in accordance with Section VIII (Reporting Requirements) of this Consent Decree. Third-party engineer certification of any of the written reports may be waived at EPA’s discretion, after consultation with LDEQ.

104.      If, after review of the written report(s) and certification and consultation with LDEQ, EPA determines that any portion of the Work has not been completed in accordance with this Consent Decree, EPA will notify Mosaic in writing of the activity(ies) and/or obligation(s) that must be undertaken to complete the Work. EPA will set forth in the notice a schedule for performance of the activity(ies) and/or obligation(s) required under the Consent Decree, or will require Mosaic to submit a schedule for EPA approval pursuant to Section V (Compliance Requirements) of this Consent Decree. Mosaic shall perform all activities described in the notice in accordance with the specifications and schedules established therein, subject to Mosaic’s right to invoke the dispute resolution procedures set forth in Section XI (Dispute Resolution) of this Consent Decree.

105.      If EPA concludes, based on the initial or any subsequent request for an Acknowledgment of Completion by Mosaic, and after reasonable opportunity for review and comment by LDEQ, that the Work has been fully performed in accordance with this Consent Decree, EPA will so notify Mosaic in writing, which notice shall constitute the Acknowledgment of Completion.

Mosaic Consent Decree – EPA Region 6 and LDEQ

106. Termination. After Mosaic has completed the requirements set forth in Paragraphs 102 and 103 of this Section, has obtained an Acknowledgment of Completion, has complied with all other requirements of this Consent Decree, and has paid the civil penalty and any accrued stipulated penalties as required by this Consent Decree, Mosaic may serve upon the United States and LDEQ a Request for Termination, stating that Mosaic has satisfied those requirements, together with all necessary supporting documentation. A Request for Termination may address one or both of Mosaic’s Facilities.

107. Following receipt by the United States and LDEQ of Mosaic’s Request for Termination, the Parties shall confer informally concerning the Request and any disagreement that the Parties may have as to whether Mosaic has satisfactorily complied with the requirements for termination of this Consent Decree. If the United States, after consultation with LDEQ agrees that the Consent Decree may be terminated for one or both Facilities, the Parties shall submit, for the Court’s approval, a joint stipulation terminating the Consent Decree as to the relevant Facilities.

108. If the United States, after consultation with LDEQ, does not agree that the Consent Decree may be terminated as to one or both Facilities, Mosaic may invoke Dispute Resolution under Section XI (Dispute Resolution) of this Consent Decree. However, all time periods and deadlines established under Section XI (Dispute Resolution) shall be extended by sixty (60) Days, or more by the agreement of the Parties.

XX.  PUBLIC PARTICIPATION

109. This Consent Decree shall be lodged with the Court for a period of not less than forty-five (45) Days for public notice and comment in accordance with 28 C.F.R. § 50.7 and La R.S. 30:2050.7. The United States reserves the right to withdraw or withhold its consent if the

Mosaic Consent Decree – EPA Region 6 and LDEQ

comments regarding the Consent Decree disclose facts or considerations indicating that the Consent Decree is inappropriate, improper, or inadequate. Mosaic and The Mosaic Company consent to entry of this Consent Decree without further notice and agree not to withdraw from or oppose entry of this Consent Decree by the Court or to challenge any provision of the Consent Decree, unless the United States has notified Mosaic in writing that it no longer supports entry of the Consent Decree. Further, the parties agree and acknowledge that final approval by LDEQ and entry of this Consent Decree is subject to the requirements of LA. R.S. 30:2050.7, which provides for public notice of this Consent Decree in the newspapers of general circulation and the official journal of the parish in which the Facilities are located, an opportunity for public comment, consideration of any comments, and concurrence by the State of Louisiana Attorney General. Evidence of final approval of this Consent Decree by LDEQ shall be LDEQ’s execution of a Motion to Enter this Consent Decree. LDEQ reserves the right to withdraw or withhold consent and will not join in the filing of a Motion to Enter this Consent Decree if the state Attorney General raises objections or if comments regarding this Consent Decree disclose facts or considerations which indicate that this Consent Decree is inappropriate, improper or inadequate.

XXI.  SIGNATORIES/SERVICE

110.      Each undersigned representative of Mosaic and The Mosaic Company, the Assistant Attorney General for the Environment and Natural Resources Division of the Department of Justice, or her designee, and the Secretary of the Louisiana Department of Environmental Quality certifies that he or she is fully authorized to enter into the terms and conditions of this Consent Decree and to execute and legally bind the Party he or she represents to this document. The undersigned Attorney General of Louisiana is authorized to and as

Mosaic Consent Decree – EPA Region 6 and LDEQ

evidenced either by his signature below or his concurrence letter communicated to LDEQ concurs in the entry of this Consent Decree.

111.      This Consent Decree may be signed in counterparts, and its validity shall not be challenged on that basis. Mosaic and The Mosaic Company agree to accept service of process by mail with respect to all matters arising under or relating to this Consent Decree and to waive the formal service requirements set forth in Rules 4 and 5 of the Federal Rules of Civil Procedure and any applicable Local Rules of this Court including, but not limited to, service of a summons.

XXII. INTEGRATION

112.      This Consent Decree and its Appendices constitute the final, complete, and exclusive agreement and understanding among the Parties with respect to the settlement embodied in the Consent Decree and supersedes all prior agreements and understandings, whether oral or written, concerning the settlement embodied herein. Other than the Appendices, which are attached to and incorporated in this Consent Decree, no other document, nor any representation, inducement, agreement, understanding, or promise, constitutes any part of this Consent Decree or the settlement it represents, nor shall it be used in construing the terms of this Consent Decree.

XXIII. FINAL JUDGMENT

113.      Upon approval and entry of this Consent Decree by the Court, this Consent Decree shall constitute a final judgment of the Court as to the United States, LDEQ, Mosaic and The Mosaic Company. The Court finds that there is no just reason for delay and therefore enters this judgment as a final judgment under Fed. R. Civ. P. 54 and 58.

Mosaic Consent Decree – EPA Region 6 and LDEQ

XXIV. APPENDICES

114.      The following Appendices are attached to and part of this Consent Decree:

Appendix 1 contains the following compliance requirements:

Attachment A (Site Assessment, Reporting, and Corrective Action);

Attachment B (Annual Groundwater Requirements);

Attachment C (Phosphogypsum Stack System Construction and Operational Requirements);

Attachment D (Closure of Phosphogypsum Stacks/Stack Systems);

Attachment E (Critical Conditions and Temporary Measures);

Attachment F (Definitions for Purpose of the Consent Decree);

Attachment G (Phosphogypsum Stack System Closure Application);

Appendix 2 establishes Financial Assurance Requirements;

Attachment A (CFO Certification);

Attachment B (Annual Submittal of Phosphogypsum Stack System Closure and Long Term Care Cost Estimate);

Attachment C (Summary Costs for Phosphogypsum Stack System Closure and Long Term Care);

Attachment D (Financial Mechanisms);

Attachment E (Type B Financial Metrics Charts);

Attachment F (Current Configuration of Operating Facilities’ Phosphogypsum Stack Systems and Planned Expansions);

Attachment G (Summary of Phosphogypsum Stack System Volumes and Closure Areas);

Attachment H (Guarantor’s Representation and Certification);

Mosaic Consent Decree – EPA Region 6 and LDEQ

Attachment I (Executed Phosphogypsum Stack System Closure and Long Term Care Guarantee);

Appendix 3 is the collected Site Maps of the Mosaic Facilities;

Appendix 4 is the Uncle Sam and Faustina Facility Reports;

Appendix 5 is the Mosaic’s current BMP Plan;

Appendix 6 is the RCRA Project Narrative and Compliance Schedule;

Appendix 7 is Mosaic’s Phosphogypsum Stack System Alternative Liner Compliance Requirements, Exemptions and Conditions for the Uncle Sam Facility; and

Appendix 8 is LDEQ Administrative Order on Consent MM-AOA-14-00269.

Dated and entered this      day of                     , 2015.

UNITED STATES DISTRICT JUDGE EASTERN DISTRICT OF LOUISIANA

Mosaic Consent Decree – EPA Region 6 and LDEQ

WE HEREBY CONSENT to the entry of the Consent Decree in United States et al. v. Mosaic Fertilizer, LLC, Civil Action No.                 , subject to the public notice and comment requirements of 28 C.F.R. § 50.7.

FOR THE UNITED STATES OF AMERICA:

Date: 9/29/15	/s/ John C. Cruden
JOHN C. CRUDEN
Assistant Attorney General
Environment and Natural Resources Division
United States Department of Justice
950 Pennsylvania Avenue, NW
Washington, D.C. 20530

Date: 9/30/15	/s/ Deborah M. Reyher
DEBORAH M. REYHER
Senior Counsel
Environmental Enforcement Section
Environment and Natural Resources Division
United States Department of Justice
P.O. Box 7611, Ben Franklin Station
Washington, D.C. 20044
(202) 514-4113

Mosaic Consent Decree – EPA Region 6 and LDEQ

WE HEREBY CONSENT to the entry of the Consent Decree in United States et al. v. Mosaic Fertilizer, LLC, Civil Action No.                 , subject to the public notice and comment requirements of 28 C.F.R. § 50.7.

FOR THE UNITED STATES ENVIRONMENTAL PROTECTION AGENCY:

Date: Sept. 29, 2015	/s/ Lawrence Starfield FOR
CYNTHIA GILES
Assistant Administrator
Office of Enforcement and Compliance Assurance
United States Environmental Protection Agency
Washington, D.C. 20460

Mosaic Consent Decree – EPA Region 6 and LDEQ

WE HEREBY CONSENT to the entry of the Consent Decree in United States et al. v. Mosaic Fertilizer, LLC, Civil Action No.                 , subject to the public notice and comment requirements of 28 C.F.R. § 50.7.

FOR THE UNITED STATES OF AMERICA:

Date: 9/30/2015	/s/ Ron Curry
RON CURRY
Regional Administrator
U.S. Environmental Protection Agency,
Region 6
1445 Ross Avenue, Suite 1200
Dallas, TX 75202-2733

Date: 9/29/2015	/s/ Marcia Moncrieffe
MARCIA MONCRIEFFE
Assistant Regional Counsel
Regional Counsel
U.S. Environmental Protection Agency,
Region 6
1445 Ross Avenue, Suite 1200
Dallas, TX 75202-2733

Mosaic Consent Decree – EPA Region 6 and LDEQ

WE HEREBY CONSENT to the entry of the Consent Decree in United States et al. v. Mosaic Fertilizer, LLC (E.D. La.), a civil action, subject to the public notice and comment requirements of LA. R.S. 30:2050.7.

FOR THE LOUISIANA DEPARTMENT OF ENVIRONMENTAL QUALITY:

Date: 9-29-15	/s/ D. Chance McNeely

D. CHANCE MCNEELY
Assistant Secretary
Office of Environmental Compliance
Louisiana Dept. of Environmental Quality

Date: 9-29-2015	/s/ Kathy M. Wright

KATHY M. WRIGHT (LA Bar Roll #30804)
ELLIOTT VEGA (LA Bar Roll # 21397)
PERRY THERIOT (LA Bar Roll #19181)
Office of the Secretary
Legal Affairs Division
Louisiana Dept. of Environmental Quality
P.O. Box 4302
Baton Rouge, Louisiana 70821-4302
Phone: (225) 219-3985
Fax: (225) 219-4068

Mosaic Consent Decree – EPA Region 6 and LDEQ

WE HEREBY CONSENT to the entry of the Consent Decree in United States et al. v. Mosaic Fertilizer, LLC, Civil Action No.                 , subject to the public notice and comment requirements of 28 C.F.R. § 50.7.

FOR MOSAIC FERTILIZER, LLC:

Date:	/s/ Mark Isaacson
Mark Isaacson
Senior Vice President and Corporate Secretary
Mosaic Fertilizer, LLC

Mosaic Consent Decree – EPA Region 6 and LDEQ

FOR THE MOSAIC COMPANY (as to Sections I (Jurisdiction and Venue), II (Applicability), XI (Dispute Resolution), XIII (Effect of Settlement), XV (Notices), XVI (Effective Date), XVII (Retention of Jurisdiction), XVIII (Modification), XX (Public Participation), XXI (Signatories/Service), XXII (Integration), XXIII (Final Judgment), and Paragraphs 25 and 26 (Financial Assurance)):

Date:	/s/ Marc Isaacson

APPENDIX 1

APPENDIX 1- OPERATING AND CLOSURE REQUIREMENTS FOR THE

PHOSPHORIC ACID PRODUCTION INDUSTRY IN LOUISIANA

ATTACHMENT A: SITE ASSESSMENT, REPORTING, AND CORRECTIVE ACTION

SAMPLING AND ANALYSIS WORKPLAN

Defendant’s obligations pursuant to this Attachment A are governed by Paragraph 21 of the Consent Decree.

1)	The Defendant shall submit to LDEQ and/or EPA for approval an Outline for a Sampling and Analysis Workplan (“Outline”), for carrying out the required monitoring, testing, analysis, and reporting.

2)	The Defendant shall submit to LDEQ and/or EPA a Sampling and Analysis Workplan (“Workplan”), unless Defendant has already submitted a Sampling and Analysis Workplan that has been approved by LDEQ and/or EPA and is consistent with this Attachment.

3)	The Sampling and Analysis Workplan shall be designed to determine the presence, magnitude, extent, direction, and rate of movement of any hazardous waste, hazardous waste constituents, and/or constituents of concern (“COC”) as defined by the Louisiana Risk Evaluation and Corrective Action Program (“RECAP”) and EPA (for Radionuclides) within and beyond the Facility boundary. COCs shall be limited to those contaminants that are reasonably likely to be found at the Facility. The Workplan shall document the procedures the Defendant shall use to assess sampling and analysis data that is generated and that relate to the purposes of this Attachment. The Workplan shall also document the procedures the Defendant shall use to conduct those activities necessary to: characterize the source(s) of contamination; characterize the potential pathways of contaminant migration; define the degree and extent of contamination; and identify actual or potential human and/or ecological receptors. The Defendant may implement the work contained in the Workplan in a multi-phased approach. A specific schedule for expeditious implementation of all activities shall be included in the Workplan. At a minimum, the Workplan for assessment shall include the following [All requirements below would be Facility-specific]:

(a)	A sediment and/or soil, as appropriate, sampling and analysis section to collect and analyze representative sediment and/or soil samples to determine the nature and extent of potential contamination, both vertically and horizontally. Areas of sampling shall include process areas, areas of historical spills and/or historical contamination, areas of waste management, stormwater and non-Process Wastewater ditches and ponds, and ditches associated with National Pollutant Discharge Elimination System (“NPDES”) outfall(s). The Workplan must define the number, location, and depth of the samples, and the parameters for analysis. The number of samples shall be sufficient to produce a 95% confidence level that the results are representative of the environmental conditions found at each location.

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Attachment A: Phosphogypsum Stack System Construction and Operational Requirements

(b)	A Surface Water (including Run-Off) sampling and analysis section to determine the nature and extent of any contaminated Surface Water flowing from the portions of the Facility adjacent to and down-gradient from the unlined areas of Facility operations (to be defined). The Workplan shall define the number, location, and depth of samples, and the parameters for analysis.

(c)	A Groundwater sampling and analysis section to characterize the Groundwater quality and the extent of any Groundwater contamination, both vertically and horizontally, that may be migrating from Defendant’s Facility. This shall include unlined areas, and/or lined areas which do not meet the requirements of Attachment C, within the Facility operations (including the Phosphogypsum Stack System and other impoundments and ponds). The Workplan shall define the number, location, and depth of Groundwater samples (either from existing wells included in the current Groundwater monitoring program, temporary wells, or direct-push technology), and the parameters for analysis.

(d)	Upon confirmation of the existence of hazardous waste, hazardous constituents and/or COCs in Groundwater emanating from the Facility’s designated Point(s) of Compliance at concentrations exceeding the applicable RECAP standards, a section addressing a potable well survey within a 1⁄2 mile radius of the Facility including a schedule for sampling of each well, and the parameters for analysis shall be included. Upon confirmation of an exceedance of applicable RECAP Groundwater Screening standards in any of the potable wells, the well survey will be extended by 1⁄2 mile radial increments in the appropriate direction depending on the results of the initial well survey.

(e)	In the event an area of investigation is identified, the ecological checklist (RECAP Form 18) should be completed and included in the plan.

(f)	A Project Management Plan.

(g)	A Data Collection Quality Assurance Project Plan for new sampling and analysis.

(h)	A Data Management Plan for new sampling and analysis.

(i)	A timeline for work detailed above and a schedule for the submission of progress reports, including a draft Sampling and Analysis Report, and a final Sampling and Analysis Report.

4)	Concurrent with the submission of the Sampling and Analysis Workplan, the Defendant shall submit a Health and Safety Plan with respect to the work to be performed.

5)

Upon receipt of LDEQ’s and/or EPA’s approval of the Workplan, the Defendant shall implement the approved Workplan pursuant to the terms and schedules contained therein. Upon completion of the Agency-approved sampling activities proposed in the Workplan, the

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Attachment A: Phosphogypsum Stack System Construction and Operational Requirements

Defendant shall submit to LDEQ and/or EPA for approval a draft Sampling and Analysis Report, pursuant to the requirements and schedule contained in the approved Sampling and Analysis Workplan. Upon approval of the draft Sampling and Analysis Report by LDEQ and/or EPA, the Defendant shall submit a final Sampling and Analysis Report.

6)	LDEQ and/or EPA acknowledge that the Defendant may have completed some of the tasks required by this Attachment and/or that the Defendant has available pertinent information and data required by this Attachment. This previous work may be used to meet some of the requirements of this Attachment, upon submission to and written approval by LDEQ and/or EPA.

7)	The Defendant shall for COCs when appropriate to distinguish site-related constituent concentrations from naturally-occurring concentrations or as default screening action levels when the screening action levels are less than the naturally occurring Background Concentration.

ADDITIONAL WORK

8)	Based on work performed under the Workplan described above, LDEQ and/or EPA may determine that additional monitoring, testing, analysis, and/or reporting is necessary to ascertain the nature and extent of any hazard to human health or the environment that may be presented by the presence or release of hazardous wastes and/or hazardous constituents at or from the Facility. If LDEQ and/or EPA determine that such additional work is necessary, LDEQ and/or EPA will notify the Defendant in writing and specify the basis for its determination that additional work is necessary.

MINIMUM QUALIFICATIONS FOR PERSONNEL

9)	All work performed by or for the Defendant pursuant to this Attachment shall be under the direction and supervision of an individual who has demonstrated expertise in hazardous waste site investigation. Before any work is performed, the Defendant shall submit to LDEQ and/or EPA, in writing, the name, title, and qualifications of the supervisory personnel and of any contractors or subcontractors to be used in carrying out the terms of this Attachment. Additionally, the Defendant shall ensure that when a license is required, the individual responsible for performing the work under this Attachment shall be licensed.

QUALITY ASSURANCE/QUALITY CONTROL

10)	All new sampling and analysis conducted under this Attachment shall follow applicable EPA or State standards for sample analysis. The contact person(s), name(s), address(es), and telephone number(s) of the analytical laboratories the Defendant proposes to use must be specified in the applicable workplan.

11)	All workplan(s) required under this Attachment shall include data quality objectives for each

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Attachment A: Phosphogypsum Stack System Construction and Operational Requirements

data collection activity to ensure that data of known and appropriate quality are obtained and that data are sufficient to support their intended use(s).

12)	The Defendant shall monitor to ensure that high quality data are obtained by its consultant or contract laboratories. LDEQ and/or EPA may reject any data that does not meet the requirements of the approved workplan or approved analytical methods and may require re-sampling and additional analysis.

13)	The Defendant shall ensure that appropriate chain-of-custody procedures are specified in the workplan. Such procedures shall include, but not be limited to: standardized field tracking reports to establish sample custody in the field prior to shipment, pre-pared sample labels containing all the information necessary for sample tracking; identification of responsible party at a laboratory who is authorized to sign for incoming field samples, obtain documents of shipment, and verify the data entered into the sample custody records; use of sample custody Log consisting of serially numbered standard lab-tracking report sheets; and specification of laboratory sample custody procedures for sample handling, Storage and dispersement for analysis.

14)	LDEQ and/or EPA may conduct a performance and Quality Assurance/Quality Control (“QA/QC”) audit of the laboratories chosen by the Defendant before, during, or after sample analyses. Upon request by LDEQ and/or EPA, the Defendant shall have its laboratory perform analyses of samples provided by LDEQ and/or EPA to demonstrate laboratory performance. If the audit reveals deficiencies in a laboratory’s performance or QA/QC, re-sampling and additional analysis may be required.

SAMPLING AND DATA/DOCUMENT AVAILABILITY

15)	The Defendant shall submit to LDEQ and/or EPA the results of all sampling and/or tests and shall maintain records of other related data generated by, or on behalf of, the Defendant pursuant to the requirements of this Attachment.

16)	The Defendant shall notify LDEQ and/or EPA, in writing or by electronic mail, at least five (5) days in advance of engaging in any field activities at the Facility conducted pursuant to this Attachment. At the request of LDEQ and/or EPA, the Defendant shall provide, or allow LDEQ and/or EPA or its authorized representatives to take, split and/or duplicate any of the samples collected by the Defendant pursuant to this Attachment. Similarly, at the request of the Defendant, LDEQ and/or EPA will allow the Defendant or its authorized representatives to take split and/or duplicate any of the samples collected by LDEQ and/or EPA under this Attachment, provided that such sampling shall not delay LDEQ and/or EPA’s proposed sampling activities. Nothing in this Attachment shall limit or otherwise affect LDEQ’s and/or EPA’s authority to collect samples pursuant to applicable law, including, but not limited to, RCRA and/or CERCLA.

RISK ASSESSMENT AND CORRECTIVE ACTION

17)	If Defendant confirms the existence of any hazardous waste, hazardous constituents, or

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Attachment A: Phosphogypsum Stack System Construction and Operational Requirements

COCs exceeding the higher of either (i) action levels established through either the implementation of the Facility’s 3013 Order, or Appendix A-1, or (ii) background concentrations where appropriate, and (a) such exceedances are found within or at the Facility and (b) confirms such exceedances may be emanating from the Facility in soil, sediment, Surface Water; or in Groundwater at the “Point(s) of Compliance,” (any such exceedances are hereafter referred to as “Exceedance”), then the Defendant shall consult with LDEQ and may either:

a)	Pursuant to the applicable provisions of RECAP, cleanup such hazardous waste, hazardous constituents, or COCs; or

b)	Conduct a risk assessment to demonstrate that Corrective Action Work is not warranted. Should Defendant choose to conduct a Risk Assessment, it shall submit for approval a Risk Assessment Plan to the appropriate agency, LDEQ or EPA, within forty-five (45) days of confirming the Exceedance. The Risk Assessment Plan shall address both environmental and human receptors potentially affected by the Exceedance and shall contain, but not be limited to the following elements: description of the Facility; scope of the risk assessment; identification and description of the hazardous waste, hazardous constituents or COCs; description of sampling methods and collection strategies; exposure assessment (including identification of exposure pathways); toxicity assessment; and risk characterization. The Defendant shall use the latest edition of the RECAP, which use shall be deemed to satisfy the requirements of this Paragraph 17. If necessary, the Defendant shall contact LDEQ and/or EPA and obtain any publicly available guidance or models that will assist in the development of the Risk Assessment Plan and the subsequent Risk Assessment Report. A Risk Assessment satisfactorily performed pursuant to RECAP and approved by LDEQ or EPA satisfies the requirements of this Subparagraph 17b. If Defendant submits a Risk Assessment Plan, then:

i)	The Defendant shall begin implementation of the work under the Risk Assessment Plan within thirty (30) days of written approval by LDEQ and/or EPA of the Risk Assessment Plan; and

ii)	The Defendant shall submit a written Risk Assessment Report to LDEQ and/or EPA within ninety (90) days after completion of the work under the Risk Assessment Plan. The Risk Assessment Report must include the following information at a minimum: a description of the risk assessment; a summary of the results of the risk assessment; a summary of the problems encountered in doing the risk assessment; and an explanation of the activities that need to be taken to address the risks identified by the assessment. If the conclusion is that there is no unacceptable risk to human health or the environment and the appropriate RECAP and EPA standards have been met, the report may request a No Further Action At This Time (NFA - ATT) determination for some or all of the areas of investigation, which LDEQ shall process and may grant consistent with RECAP and applicable state law. The Defendant shall contact LDEQ and/or EPA and obtain any publicly available guidance or models that will assist in the development of the Risk Assessment Report.

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Attachment A: Phosphogypsum Stack System Construction and Operational Requirements

18)	If LDEQ and/or EPA determine by applying their then-existing rules, standards, criteria, or guidelines and after considering the available data, including, where applicable, the final Sampling and Analysis Report that Defendant submitted in accordance with Paragraph 5, and/or the Risk Assessment Report that Defendant submitted in accordance with Paragraph 17, that an Exceedance exists that presents a risk is present to human health or the environment, the Defendant within ninety (90) Days after notification by LDEQ and/or EPA shall:

a)	Submit for approval a Corrective Action Plan to LDEQ and/or the EPA. The Corrective Action Plan must include sections addressing: (1) the identification and evaluation of potential remedial alternatives for the Exceedance that have been identified at the Facility; and (2) those measures or actions appropriate to remediate, control, prevent or mitigate the Exceedance. The Corrective Action Plan shall, as appropriate, address other relevant factors, including, without limitation, cost effectiveness. If necessary, the Defendant may contact LDEQ and/or EPA and obtain any publicly available guidance or models that will assist in the development of the Corrective Action Plan and associated reports. Corrective Action Work under this Paragraph that is performed pursuant to RECAP, and approved by LDEQ, shall be deemed to satisfy the requirements of this Paragraph 18.

i)	The Defendant shall begin implementation of the Corrective Action Work under the portion of the Corrective Action Plan addressing the identification and examination of the potential alternative remedies within sixty (60) days after receiving written approval from LDEQ and/or EPA. The Defendant shall, within ninety (90) days after completion of the identification and examination work, submit to LDEQ and/or the EPA a Corrective Action Evaluation Report which includes an evaluation of each remedial alternative, including all information gathered and studies conducted (e.g., bench scale or pilot tests). This Report must contain adequate information, including a cost estimate of each proposed corrective measure, to enable LDEQ and/or EPA to make a decision as to the adequacy and appropriateness of the corrective action selection.

ii)	Defendant will be notified by LDEQ and/or EPA, upon review of the Corrective Action Evaluation Report, if no further action is required or which selected remedies need to be implemented at the Facility. If determined that Corrective Action Work is needed, LDEQ and/or EPA will review, evaluate, and approve the selected Corrective Action Work from the Corrective Action Evaluation Report. The LDEQ and/or EPA may reject any alternative provided in the report or direct Defendant to develop a different remedial alternative or corrective action performance standard.

(1)	LDEQ and/or the EPA will draft a proposed decision and statement of basis and will seek public comment. LDEQ and/or EPA will consider public comments and any comments submitted by Defendant regarding the proposed corrective measures. LDEQ and/or the EPA will make publicly known the final decision regarding the selected corrective measures.

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Attachment A: Phosphogypsum Stack System Construction and Operational Requirements

(2)	If LDEQ and/or EPA determine that Corrective Action Work is needed, the Defendant shall submit a Corrective Action Work Implementation Plan within one hundred and twenty days (120) days after receiving notification to implement Corrective Action Work as directed by LDEQ and/or EPA. The Corrective Action Work Implementation Plan shall include, at a minimum, sections addressing: engineering design; construction, operation and maintenance; monitoring and performance monitoring; waste management; health and safety plan; schedule; corrective measure goals; reporting requirements; cost estimate(s); and, if required, public participation.

iii)	The Defendant shall prepare and submit to LDEQ and/or EPA a Corrective Action Certification Report within forty-five (45) days after completion of the Corrective Action Work. The Corrective Action Certification Report shall contain the following minimum information: a description of the Corrective Action Work completed; summaries of results and documentation of attainment of performance requirements; summaries of all the problems encountered; summaries of accomplishments and/or effectiveness of Corrective Action Work; and a certification of completion signed by the Defendant and by an Engineer skilled in the appropriate technical discipline(s). The Corrective Action Certification Report will be reviewed by LDEQ and/or EPA for adequacy and will be subject to public comment if required. Upon determination that either Corrective Action Work has been completed in accordance with RECAP, LDEQ and/or EPA will issue a No Further Action At This Time (NFA -ATT) determination. Nothing in this section shall preclude the Defendant from requesting a NFA-ATT determination concerning discrete areas where Corrective Action Work concerning that area has been completed, which LDEQ or EPA shall process and may grant pursuant to RECAP and applicable state law.

19) If during the implementation of the Corrective Action Plan, information comes to the attention of the Defendant that waste units or areas of concern may pose an imminent and substantial endangerment to human health or the environment, the Defendant shall notify LDEQ and/or EPA by the next business day.

a)	The Defendant, within thirty (30) days of such notification, shall submit for approval to LDEQ and/or EPA an Interim Measures Plan designed to mitigate any imminent and substantial endangerment to human health or the environment. The Interim Measures Plan shall include at a minimum: engineering design; construction, operation and maintenance; monitoring and performance monitoring; waste management; health and safety plan; schedule; corrective measure goals; reporting requirements; and, if required, public participation.

b)	The Defendant shall submit an Interim Measures Report to LDEQ and/or EPA after completion of the interim measures conducted under this Consent Decree. The Report shall at a minimum include: a description of interim measures implemented; summaries of results; summaries of problems encountered; and summaries of accomplishments and/or effectiveness of the interim measures.

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Attachment A: Phosphogypsum Stack System Construction and Operational Requirements

c)	Nothing in Paragraphs 17 and 18 above shall restrict EPA’s residual authorities under Paragraph 23 and 82 of the Consent Decree and RCRA.

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Attachment A: Phosphogypsum Stack System Construction and Operational Requirements

APPENDIX A-1

Screening Criteria- Action Levels for Assessment of Corrective Action

I.	Definition

Action levels are conservative health-based concentrations of hazardous wastes and/or hazardous constituents determined to be indicators for the protection of human health or the environment. Action levels shall be set by LDEQ using their Risk Evaluation/Corrective Action Program (RECAP) and/or EPA for all hazardous wastes and/or hazardous constituents identified through Attachment A which LDEQ and/or EPA has reason to believe may have been released in soils, sediments, or Surface Water, or in Groundwater from the Facility into the environment. Should the concentration of hazardous wastes and/or hazardous constituents in soils, sediments, or Surface Water, or in Groundwater (at the Point(s) of Compliance) exceed the RECAP action levels established for any environmental medium by LDEQ, LDEQ and/or EPA may require the Respondent to conduct a Risk Assessment and/or perform Corrective Action to achieve final RECAP standards established pursuant to RECAP. If LDEQ and/or EPA determine that concentrations of hazardous wastes and/or hazardous constituents released from the Facility, below established action levels, may pose a substantial threat to human health or the environment given site-specific exposure conditions, cumulative effects, ecological concerns or other factors, then LDEQ and/or EPA may require a Risk Assessment pursuant to Paragraph 17b of Attachment A.

Action levels shall be concentration levels that satisfy the following criteria.

II.	Soils

Action levels for COCs in soils shall be derived from the levels established by LDEQ RECAP or EPA’s Regional Screening Levels. In compliance with RECAP, industrial soil levels can be applied for onsite soil as long as the current site use remains industrial.

III.	Sediment

RECAP Screening Standards and Risk Standards are not available for constituents in sediment. Screening standards and risk standards shall be developed as follows:

1.        Site specific sediment standards to serve as screening standards and action levels shall be developed under RECAP (2003)’s Management Option 3 (or its replacement) and shall address: 1) toxicity to benthic and aquatic organisms, and 2) bioaccumulation and potential risks to ecological receptors and human health.

2.        Constituents of concern (COCs) whose maximum concentration exceeds the site specific screening standard shall be identified as site-related COCs and RECAP (2003) Management Option 3 (or its replacement) risk standards for sediment shall be developed to addressed constituent-specific concerns.

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Appendix A-1: Screening Criteria – Action Levels for Assessment of Corrective Action

IV.	Groundwater

Action levels for COCs in Groundwater at the Point(s) of Compliance shall be concentrations specified as:

1.        Maximum Contaminant Levels (“MCLs”) established at 40 CFR Part 141, or the applicable state law (RECAP calculated levels based on the Groundwater classification of the underlying water bearing zone/zones) or Facility permit requirements for the State in which the Facility is located, these action levels must meet appropriate aquatic water quality criteria if it is determined through the process outlined in Attachment A that Groundwater has the potential to impact Surface Water (Point of Exposure).

2.        For facilities where the MCL is the most stringent standard for individual contaminants, if the Background Concentration exceeds the MCL, representative Natural Background will be the default Groundwater standard, unless the applicable state law or Facility permit is more stringent than Natural Background for that contaminant, in which case the applicable state law or Facility permit will provide the appropriate standard for that contaminant.

V.	Surface Water

Action levels for COCs in Surface Water shall be specified as:

1.        LDEQ’s Surface Water Quality Criteria

2.        If action levels are not available from the screening values, Ambient Water Quality Criteria as established by the Clean Water Act will be used.

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Appendix A-1: Screening Criteria – Action Levels for Assessment of Corrective Action

APPENDIX 1- OPERATING AND CLOSURE REQUIREMENTS FOR THE

PHOSPHORIC ACID PRODUCTION INDUSTRY IN LOUISIANA

ATTACHMENT B: GROUNDWATER REQUIREMENTS

I. Establishment of the Point(s) of Compliance/Point(s) of Exposure (Compliance Concentration)

(1) Unless a state-issued permit already specifies the Point(s) of Compliance, Point(s) of Compliance for Groundwater shall be established in the event discharge to the underlying water bearing zones and/or
Aquifer(s) has occurred.

(2) Horizontal and vertical discharge shall be based on the determined Groundwater classification of the impacted water bearing zone(s) and/or Aquifer as established in RECAP.

(3) Point(s) of Exposure (POE) shall be established based on the Groundwater classification of the impacted water bearing zone (s) and or Aquifer(s) as established in RECAP.

(4) Point(s) of Compliance and Point(s) of Exposure shall be modified pursuant to RECAP.

II. Groundwater Monitoring Requirements

(1) All Mosaic Facilities shall comply with Section II (Groundwater Monitoring Requirements), unless LDEQ or EPA issues a permit or order containing or resulting in an approved Groundwater monitoring plan (e.g., Groundwater Sampling and Analysis Plans) for the Facility;

(2) Monitoring Plan Requirements.

(a) Mosaic shall provide LDEQ and/or EPA with a plan containing findings and recommendations for Groundwater monitoring derived from Facility-specific information developed in accordance with (b) below. The Groundwater monitoring plan shall be signed and sealed by the professional geologist or professional Engineer who prepared or approved it. The plan shall show the locations of the proposed background and downgradient monitoring wells, construction details of the monitoring wells, and a water sampling and chemical analysis protocol. The plan shall indicate how to determine background or Natural Background (where available) quality of the Groundwater in the vicinity of the Facility and any deviations in the quality of the receiving Groundwater in the downgradient monitoring wells, except in cases where background levels are already established and agreed upon by LDEQ and/or EPA. LDEQ and/or EPA will evaluate the adequacy of the plan upon submittal.

(b) The following information is generally required unless otherwise specified by LDEQ and/or EPA.

(i) Hydrogeological, physical and chemical data for the Facility, such as:

11

Attachment B: Groundwater Requirements

1. Direction and rate of Groundwater flow, background Groundwater quality (all field verified), and Natural Background Groundwater quality where available;

2. Porosity, horizontal and vertical permeability for the Aquifer(s);

3. The depth to, and lithology of, the first confining bed(s);

4. Vertical permeability, thickness, and extent of any confining beds;

5. Topography, soil information and Surface Water drainage systems surrounding the Facility;

6. Geophysical methods such as ground penetrating radar surveys.

(ii) Disposal rate and frequency, chemical composition, method of discharge, pond volume, spray-field dimension, or other applicable Facility specific information;

(iii) Toxicity of waste;

(iv) Present and anticipated discharge volume and seepage rate to the receiving Groundwater; and physical and chemical characteristics of the Leachate;

(v) Phosphogypsum Stack System water balance;

(vi) Other Pollution sources located within one mile radius of the Facility about which Mosaic has information or knowledge;

(vii) Inventory depth, construction details, and cones of depression of water supply wells or well fields and monitoring wells located within one mile radius of the Facility or potentially affected by the discharge;

(viii) Facility specific economic and feasibility considerations;

(ix) Chronological information on water levels in the monitoring wells and water quality data on water samples collected from the water supply and monitoring wells;

(x) Type and number of waste Disposal/waste Storage facilities within the Facility;

(xi) Chronological information on Surface Water flows and water quality upstream and downstream from the Facility;

(xii) Construction and operation details of waste Disposal/waste Storage facilities;

(xiii) Relevant land use history of construction and land development adjacent to the Facility.

(3) Monitoring Wells.

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Attachment B: Groundwater Requirements

(a) On a semi-annual basis, or such other approved frequency, Mosaic shall submit reports to LDEQ on all monitoring wells indicating the type, number and concentration of discharge constituents or parameters indicated by the report.

(b) The reports must also include:

1. Monitor well location, construction, and the collection and testing of samples; and

2. Groundwater monitoring data displayed in graphic form for analyzing trends in water quality.

(c) Location of Monitoring Wells to Detect Migration of Contaminants. Unless Mosaic can demonstrate that detection can be obtained by a methodology other than the use of monitoring wells, wells shall be located as required by LAC 33:VII.805.A.2.

(d) When requested LDEQ and/or EPA, Mosaic shall inform LDEQ and/or EPA of the next sampling schedule so that a representative of either Agency may be present.

III. Groundwater Assessment

In the event Mosaic has determined in accordance with the approved Groundwater monitoring plan that there is a statistically significant increase over Background Concentrations determined for one or more naturally occurring parameters or constituents in the groundwater, then Mosaic must submit for approval to LDEQ and/or EPA a RECAP Evaluation drafted in accordance with the applicable RECAP standards. In the RECAP Evaluation, Mosaic must develop, subject to LDEQ and/or EPA approval, appropriate groundwater protection standards in accordance with RECAP and/or the groundwater protection standards for radium as established by EPA for drinking water.

IV. Groundwater-Corrective Action Work

(1) Pursuant to Paragraph 21 of the Consent Decree, and Section III. Groundwater Assessment above, Mosaic shall take Corrective Action Work if LDEQ and/or EPA determines that:

(a) The plume is confirmed at concentration levels exceeding RECAP Limiting Risk Standards or other applicable regulatory standards at the Point(s) of Compliance and/or Point(s) of Exposure, as applicable and/or established under the approved RECAP Evaluation required per Section III; or

(b) The plume is likely in the foreseeable future to threaten to impair the designated use of an underground source of drinking water or Surface Water immediately affected by the Groundwater; or

(c) Within the boundary of the Point(s) of Compliance and/or Point(s) of Exposure, a Statistically Significant increase in COC concentration (including corrosivity) in Groundwater is discovered that LDEQ or EPA determines may present a potential or actual hazard to human health and/or the environment,

13

Attachment B: Groundwater Requirements

(2) In the event (b) or (c) above applies, Mosaic may make a demonstration through a RECAP Management Option 3 process to LDEQ that the plume can be managed through institutional controls to meet alternative Facility-specific RECAP Risk Standards and that the plume will not migrate offsite.

(3) If Corrective Action Work is required pursuant to (1) and Mosaic does not make a satisfactory demonstration under D(2), Mosaic shall submit to LDEQ and/or EPA a Corrective Action Plan pursuant to the requirements of Paragraph 18 of Appendix 1, Attachment A and Paragraph 27 of the Consent Decree. The Corrective Action Plan must provide, at a minimum, the following information:

(a) Direction of the plume movement in relationship to existing and potential sources of drinking water;

(b) Plume size both in the areal and vertical dimensions;

(c) Rate of migration of the plume;

(d) Level of toxicity of the plume;

(e) Rate at which the plume is being attenuated;

(f) Current and projected future use of adjacent ground and Surface Waters affected by the plume;

(g) A detailed description of the activities that are proposed to be taken to prevent further migration of the plume and to address the contamination or release. Groundwater must meet the more stringent of either the maximum contaminant levels (“MCLs”) or established at 40 C.F.R. Part 141 or the applicable Louisiana law or Facility permit requirements1;.

(h) The costs of Corrective Action Work; and

(i) A comparison of the clean up or other Corrective Action Work costs with the benefits to the public of such Corrective Action Work.

(4) If requested by LDEQ and/or EPA, Mosaic will provide within thirty (30) Days, unless

1 For facilities where the MCL is the most stringent standard for individual contaminants, if the Natural Background exceeds the MCL, representative Natural Background will be the default Groundwater standard, unless Louisiana law or the Facility permit is more stringent than Natural Background for that contaminant, in which case Louisiana law or the Facility permit will provide the appropriate standard for that contaminant.

14

Attachment B: Groundwater Requirements

directed otherwise, any additional information or data needed so as to aid LDEQ and/or EPA in making its Corrective Action assessment.

(5) After Mosaic submits the Corrective Action Plan, Mosaic shall perform the Corrective Action Work pursuant to Attachment A, Paragraph 18, including Mosaic’s submission of a Corrective Action Measures Evaluation Report and a Corrective Action Certification Report in accordance with Paragraph 18 of Attachment A.

15

Attachment B: Groundwater Requirements

APPENDIX 1- OPERATING AND CLOSURE REQUIREMENTS FOR THE

PHOSPHORIC ACID PRODUCTION INDUSTRY IN LOUISIANA

ATTACHMENT C: PHOSPHOGYPSUM STACK SYSTEM CONSTRUCTION AND

OPERATIONAL REQUIREMENTS

I. Phosphogypsum Stack System General Criteria

Phosphogypsum Stack Systems. The purpose of this document is to ensure the physical integrity of impoundments used to manage Phosphogypsum and Process Wastewater generated during the course of production of phosphate fertilizer. This document establishes minimum design, construction, operation, inspection, and maintenance requirements to ensure that Phosphogypsum Stack System impoundments meet critical safety standards and do not cause unplanned releases to the environment. Owners/Operators of Phosphogypsum Stack Systems are required to maintain inspection logs and to develop and maintain plans to respond to emergency conditions.

(1) Performance standards. A Phosphogypsum Stack System shall be designed, constructed, operated, maintained, closed, and monitored throughout its design period to control the movement of waste and waste constituents into the environment so that Groundwater and Surface Water quality standards and criteria will not be violated outside the Point(s) of Compliance specified for the system.

(2) Operation Plan. Within one (1) year of the Effective Date of the Consent Decree, the owner/operator of a Phosphogypsum Stack System shall have an Operation Plan that provides written, detailed instructions for the daily operation of the system. The Operation Plan shall be kept at or near the Facility and shall be accessible to operators of the system.

(3) Groundwater monitoring. The Facility shall perform Groundwater monitoring and reporting as prescribed in Attachment B: Groundwater Requirements, of this Appendix.

(4) Surface Water management. Phosphogypsum Stack Systems shall be operated to provide for the collection, control, recycling and treatment of surface runoff from the systems as necessary to meet the applicable water quality standards of the State of Louisiana.

(5) Leachate management. Any Leachate emanating from a Phosphogypsum Stack System shall be routed to a Cooling/Surge Pond to be contained within the system or recirculated to the production plant or if discharged, treated if required to meet the applicable water quality standards of the State of Louisiana.

(6) Interim Stack System Management Plan (“ISSMP”). Within six (6) months of the Effective

Date of the Consent Decree, the owner/operator of each Phosphogypsum Stack System shall compile and submit an ISSMP to LDEQ and the EPA for approval. The approved ISSMP and subsequent revisions shall be made available to LDEQ and/or the EPA upon request. The

16

Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

ISSMP shall provide instructions for two (2) years of operation and management of the specific Phosphogypsum Stack System should a shutdown occur such that no phosphoric acid will be produced at the Facility for up to a two-(2)-year period. By July 1 of each following year, the owner/operator shall revise the ISSMP, taking into account the Process Wastewater levels and the existing configuration of the Phosphogypsum Stack System as of June 1 of that year. The ISSMP shall be designed to protect human health and the environment and shall include:

(a) A detailed description of Process Wastewater management procedures that will be implemented so that the Phosphogypsum Stack System operates in accordance with all applicable requirements. The procedures shall address the actual Process Wastewater levels present at the Facility as of June 1 of each year and shall assume that the Facility will receive average annual rainfall during the two-(2)-year planning period;

(b) A detailed description of the procedures to be followed for the daily operation and routine maintenance of the Phosphogypsum Stack System (including required environmental sampling and analyses) as well as for any maintenance or repairs recommended following annual inspections of the system;

(c) Identification of all machinery, equipment and materials necessary to implement the plan as well as actions that would be taken to assure the availability of these items during the planning period;

(d) Identification of the sources of power or fuel necessary to implement the plan as well as the actions that would be taken to assure the availability of power or fuel during the planning period; and

(e) Identification of the personnel necessary to implement the plan, including direct labor required for paragraphs (a) and (b) above, and any necessary direct supervisory personnel, as well as the actions that would be taken to assure their availability and any required training of these personnel.

(7) No ISSMP is required for Phosphogypsum Stack Systems that are closed, that are undergoing closure, or for which an application for a closure permit has been submitted, where permitting requirements apply.

II. Assessment of Existing Perimeter Dikes for Phosphogypsum Stack Systems

(1) Except for Perimeter Dikes that have already been approved by the EPA or LDEQ as meeting or equivalent to the criteria set forth in (1)(b)(i)-(iii) below, within six (6) months of the Effective Date of the Consent Decree, the owner/operator of a Phosphogypsum Stack System shall submit to LDEQ and the EPA documentation that existing Perimeter Dikes have either been:

(a) Assessed and certified by a Third-Party Engineer post January 2005, to have been

17

Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

constructed or modified to address Freeboard, Perimeter Dike seepage, factors of safety, and slope stability, in accordance with a permit issued by LDEQ in response to an application, where permitting requirements apply; or

(b) Engineered or retrofitted such that they are assessed and certified by a Third-Party Engineer to be in compliance with the following:

(i) Cross section design

(A) Both Inside and Outside Slopes shall be no steeper than two horizontal to one vertical.

(B) The design shall provide positive seepage control features such as:

1. Cut-off trench in natural soil foundations

2. Clay core or other impermeable core material

3. Blanket Drain

4. Chimney Drain and Toe Drain

5. Geomembrane or composite Liner on Inside slope

(C) The top of the Perimeter Dike shall include a roadway that will permit wheeled vehicles. Unless the Perimeter Dike is constructed with compacted clay and is accessible through the crest road, the design shall also incorporate an all-weather roadway near the downstream Toe that will permit wheeled vehicle traffic around the perimeter of the Perimeter Dike for purposes of inspection of the slope, Toe and natural ground beyond the Toe, as well as maintenance.

(ii) Freeboard provisions

(A) The design Freeboard of an above-grade Perimeter Dike shall not be less than five (5) feet unless a design Freeboard of less than five (5) feet is justified based on results of seepage and stability analyses and Wave Run-Up analyses. However, in no event shall the design Freeboard of an above-grade Perimeter Dike be less than three (3) feet.

(iii) Design factors of safety and slope stability

(A) Stability analysis. A seepage or flow net analysis shall be made, when applicable, for use in the stability analysis. The stability analysis shall consider the minimum fluid level as well as the fluid level at the design Freeboard on the upstream slope of the Perimeter Dike, and possible fluctuations of the tail water level.

(B) Design safety factors – The Engineer shall use the following minimum

18

Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

safety factors: 1.75 for horizontal shear at base of fill; 1.5 for horizontal shear within the fill due to seepage through the outer face; 1.5 for horizontal shear or circular arc failure through the foundation soils; 1.5 for protection against shear failure of any circular arc in either Inside or Outside Slope. It is imperative that water pressure distribution be included in the analyses; or

(c) Evaluated by a Third-Party Engineer who certifies the safety and stability of the Perimeter Dikes in accordance with (1)(b)(iii) of this Section; or

(d) Evaluated by a Third-Party Engineer who certifies the safety and stability of the Perimeter Dikes meet an alternate design safety factor and this alternate design safety factor has been approved by the LDEQ and/or EPA.

(2) Within nine (9) months of a final determination that a Perimeter Dike’s safety and stability cannot be certified in accordance with (1)(b)(iii) of this Section, the owner/operator shall submit to LDEQ and the EPA for approval, a proposal to upgrade or retrofit the Perimeter Dike to comply with the requirements of II.(1)(b) of this Attachment, or to take the Perimeter Dike out of service as soon as practicable but no later than ninety (90) days after a final determination that the Perimeter Dike’s safety and stability cannot be certified and that the Perimeter Dike cannot or will not be upgraded or retrofitted to comply with the requirements of II(1)(b).

(3) The owner/operator of any Perimeter Dike in need of upgrade, retrofit, or de-servicing, shall implement, within six (6) months of LDEQ’s or the EPA’s approval of the proposal submitted in accordance with (2), above, interim measures recommended by a Third-Party Engineer that will ensure the safety and stability of the Perimeter Dike until such time as it is upgraded or retrofitted or taken out of service. These interim measures must be submitted to LDEQ and/or the EPA for approval.

(4) At the time of the assessment performed pursuant to (1)(b) or (1)(c) of this Section, a Third-Party Engineer shall also determine whether the existing system is equipped with Process Wastewater conveyance/containment capabilities that conform to the following design requirements:

(a) Conveyance ditches, pumps, pipes, and hydraulic structures located within a Phosphogypsum Stack System shall have adequate capacity to circulate the Process Wastewater stream(s), if applicable, and to contain or transfer runoff on the Process Watershed upstream of the water control structures resulting from a storm event generating a 100-year rainfall in twenty-four (24) hours while maintaining at the same time the design Freeboard of the Perimeter Dike. If provisions are made to contain some or the entire storm surge resulting from such event within the Phosphogypsum Stack System upstream from the conveyance system or water control structures, then the transfer capacity of the ditches, pumps, pipes, and related structures may be reduced accordingly.

(5) Within one year of a final determination that a system does not meet the design criteria of (4)(a) of this Section, the owner/operator shall submit to LDEQ and/or the EPA for approval, a proposal to modify the system to attain compliance. Such modification shall be completed as soon as practicable, but not later than fourteen (14) months after the owner/operator receives all

19

Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

necessary governmental permits or other prior approvals, whichever shall later occur.

III. Construction of New Perimeter Dikes

(1) Design.

(a) Site investigation. The general area desired for construction of a Perimeter Dike shall be carefully inspected by an Engineer prior to selection of the exact location for the Perimeter Dike. Areas of uneven natural subsidence, sinkholes, pockets of organic matter, or other unstable soils shall be avoided, unless special provisions are made for their mitigation.

(b) Soil testing. A program of soil sampling and testing adequate to determine the characteristics of the foundation material that will support the proposed Perimeter Dike and of the material to be used for construction of the Perimeter Dike shall be performed. Sampling shall include borings, test pits, or in-place samples from the associated exposed excavation face. All borings and/or test pit explorations shall be logged using a recognized engineering soil classification system, with location and depths of all samples recorded on the Log. Tests to determine in-place densities, shear-strength, and permeabilities of the foundation and embankment soils shall be performed. Tests on foundation soils shall be performed either on undisturbed samples or on the in-place soil. Tests on embankment soils shall be performed on samples remolded to the densities and moisture contents to be used in construction.

(c) Cross section design.

(i) The crest on the top of the Perimeter Dike shall be graded toward the Inside or the Outside Slope. If the Perimeter Dike exceeds ten (10) feet in height and crest runoff is directed toward the Outside Slope, runoff controls shall be used to protect the Outside Slope against erosion. Both Inside and Outside Slopes shall be no steeper than two and one-half (2.5) horizontal to one (1.0) vertical. Seepage control shall be provided by means of a Liner constructed in accordance with Section VI: Construction Requirements for New Phosphogypsum Stack Systems or Lateral Expansions of Existing Phosphogypsum Stack Systems, of this Attachment, placed on the Inside slope of the Perimeter Dike.

(d) Freeboard provisions

(i) The design Freeboard of an above-grade Perimeter Dike shall not be less than five (5) feet unless a design Freeboard of less than five (5) feet is justified based on results of seepage and stability analyses and Wave Run-Up analyses. However, in no event shall the design Freeboard of an above-grade Perimeter Dike be less than three (3) feet.

(e) Design factors of safety and slope stability of Perimeter Dikes.

(i) Stability analysis. A seepage or flow net analysis shall be made, when applicable, for use in the stability analysis. The stability analysis shall consider the minimum fluid level as well as the fluid level at the design Freeboard on the upstream slope of the Perimeter Dike, and possible fluctuations of the tail water level.

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Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

(ii) Design safety factors for Perimeter Dikes – The Engineer shall use the safety factors identified in Section VI (Construction Requirements for New Phosphogypsum Stack Systems or Lateral Expansions of Existing Phosphogypsum Stack Systems) for Perimeter Dikes; any safety factor that does not meet a minimum of 1.5 is subject to approval by LDEQ and/or EPA prior to construction of the Perimeter Dike.

(2) Site preparation. In accordance with specifications provided by the Engineer, ground which will become the foundation of Perimeter Dikes shall be stripped of vegetation and organic detritus or residue, including muck, mud, slimes, or other material which would flow or undergo excessive consolidation under heavy loading. All earth foundation surfaces on which fill is to be placed shall be scarified or moistened and compacted prior to spreading of first course of fill material, and the Perimeter Dike base shall be well drained during construction, except when placing hydraulic fill.

(3) Material to be used. Material used for Perimeter Dikes shall be free of extraneous matter that could affect the compactability, density, permeability, or shear strength of the finished Perimeter Dike (e.g. stumps, vegetation, trees, palmettos, debris). Tailings may be used for Perimeter Dike fill when such a completed Perimeter Dike will meet the seepage and structural requirements above.

(4) Process Wastewater control design. Conveyance ditches, pumps, pipes, and hydraulic structures located within a Phosphogypsum Stack System shall have adequate capacity to circulate the Process Wastewater stream(s), if applicable, and to contain or transfer runoff on the Process Watershed upstream of the water control structures resulting from a storm event generating a 100-year rainfall in twenty-four (24) hours, while maintaining at the same time the design Freeboard of the Perimeter Dike. If provisions are made to contain all or part of the storm surge resulting from such event within the Phosphogypsum Stack System upstream from the conveyance system or water control structures, then the transfer capacity of the ditches, pumps, pipes, and related structures may be reduced accordingly.

(5) Methods of construction:

(a) Each new Perimeter Dike shall be constructed to meet or exceed the minimum safety requirements of this Section and the specifications and design for that Perimeter Dike. Appropriate earthmoving equipment shall be used to place materials in Perimeter Dike construction. The soil shall be compacted and density tests shall be performed to ensure that the designed densities are obtained. A representative of the Third-Party Engineer shall be present on the site during construction of the Perimeter Dike and Liner, and during construction and installation of spillways and penetrations through the Perimeter Dike or Liner. LDEQ and the EPA shall be advised of the date on which construction of a new Perimeter Dike will begin.

(b) Areas around any water level control structure pipe, any other conduit, or any surface of discontinuity between materials within the mass of the Perimeter Dike shall be carefully inspected to avoid potential concentration of seepages and to ensure that soils under and around a culvert are uniformly compacted and are in continuous contact with the external culvert surface.

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Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

All penetrations through the Liner on the upstream slope of the Perimeter Dike shall be made using water tight joints or connections and shall be capable of maintaining their integrity under anticipated in-use conditions. All pipes and joints in pipes or conduits extending through a Perimeter Dike shall be made leak-proof and shall be constructed of materials suitable for the fluids carried and the load imposed. In order to avoid leaks associated with differential settlement, conduits through Perimeter Dikes shall not be rigidly supported by piles or piers. Backfill around conduits shall be of a density that is equal to or greater than those of the surrounding embankment. Particular attention shall be devoted to the lower third of the conduit.

IV. Operational Requirements for Perimeter Dikes

(1) All Perimeter Dikes shall be operated so as to maintain the design Freeboard, unless temporary incursions into the Freeboard are demonstrated to be safe in accordance with IV(2), below. Each Perimeter Dike shall be inspected as prescribed in this document.

(a) Vegetative cover adequate to inhibit wind and water erosion shall be established and maintained on the Outside Slope of the Perimeter Dike. Such vegetation shall be maintained sufficiently low to permit visual inspection of the soil surfaces and critical areas; or

(b) In areas where historically evapotranspiration exceeds precipitation, an alternative method may be used to inhibit wind and water erosion on the Outside Slope of the Perimeter Dike. The alternative method must be certified by a Third-Party Engineer as providing erosion protection equivalent to that of a vegetative cover; and

(c) The outside Toe of all operational Perimeter Dikes shall be maintained free of trees, shrubs or other woody plant growth whose roots may induce Piping and compromise integrity of the Perimeter Dike.

(2) Temporary Non-emergency Use of Design Freeboard:

(a) To assure system safety and integrity and to reduce the probability of discharge, a Facility seeking to temporarily utilize the design Freeboard of a Perimeter Dike must maintain the safety and stability of the Perimeter Dike. If the Facility decides to seek temporary use of the design Freeboard, it must demonstrate that safety and stability is maintained using the following mechanisms:

1. An inspection of the Facility;

2. Perimeter Dike design and construction information;

3. Results of seepage and stability analyses (including monitoring of seepage pressures within the Perimeter Dike if such monitoring is deemed necessary); and

4. Wind surge and Wave Run-Up analyses.

(b) A report by a Third-Party Engineer shall specify conditions under which such use

22

Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

may be authorized, such as:

1. Acceptable wind speeds in forecast;

2. Acceptable rainfall levels in the forecast;

3. Increased inspection frequencies; and

4. Weekly monitoring of piezometric levels within the mass of the Perimeter Dike, if and as needed.

(c) This report shall be made available to LDEQ and/or the EPA upon request.

(3) A completed new Perimeter Dike shall be thoroughly inspected prior to the placement of Process Wastewater behind it. Spillways and water level control structures shall be certified by a design Third-Party Engineer as meeting all specifications of the design, and degree of compaction of the fill shall also be certified. Legible photographs, either aerial or ground, may be used to document this initial inspection, but shall not in themselves constitute certification. A complete file describing the items inspected and their condition shall be maintained by the Facility.

(4) All Perimeter Dikes and water control structures shall be inspected weekly. Water level elevations and Freeboard compliance shall be determined at least every 12 hours. Piezometric water levels within the Perimeter Dike shall be measured quarterly if piezometers have been installed. The inspections shall be made by a Qualified Company Employee or contractor employed or retained by the owner/operator of the Perimeter Dike. The findings of each inspection shall be recorded in a Log.

(5) Each Perimeter Dike shall be inspected annually by a Third-Party Engineer with experience in the field of construction and operation of Perimeter Dikes. An annual report pertaining to such an inspection shall be prepared and shall include recommendations and corrective measures taken. The report shall be retained by the owner/operator. The annual inspections shall include:

(a) Analyses of seepage or other significant items shown on all aerial photographs of the Perimeter Dike that have been taken for any reason since the date of the last annual inspection.

(b) Condition of soil surfaces and top and slopes of the Perimeter Dike and in areas within fifty feet (50') downstream from the outside Toe.

(c) Review of all periodic inspection reports to evaluate the effectiveness of maintenance done to the Perimeter Dike during the period since the last annual inspection.

(d) Examination and interpretation of data obtained from any instrumentation installed in the mass of the Perimeter Dike.

(e) Condition of spillway and water level control structures, including all conduits exiting

23

Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

the Perimeter Dike.

(6) The following items shall be considered as indicating potential trouble areas that must be documented and closely checked on subsequent inspections and repaired as necessary:

(a) Abnormal dead vegetation or damp areas on the downstream slope, at the Toe of slope, or downstream from the Toe of slope that could be indicative of pond water seepage.

(b) Surface erosion, gullying or wave erosion on the upstream slope of the Perimeter Dike.

(c) Surface erosion or gullying on the downstream slope of the Perimeter Dike.

(d) Erosion below any conduit through the Perimeter Dike near or at the Toe of slope of the Perimeter Dike.

V. New Phosphogypsum Stack Systems or Lateral Expansions of Existing Phosphogypsum Stack Systems

(1) Any Lateral Expansion is considered a new Phosphogypsum Stack and must be constructed in accordance with the applicable requirements of Section VI: Construction Requirements for New Phosphogypsum Stack Systems or Lateral Expansions of Existing Phosphogypsum Stack Systems, of this Attachment.

(2) Except for incidental deposits of Phosphogypsum entrained in the Process Wastewater, placement of Phosphogypsum outside the Phosphogypsum Stack footprint is considered a Lateral Expansion of the Phosphogypsum Stack System. For the purpose of this Section, the footprint is defined as the outside edge of the Starter Dikes used to contain the placement of Phosphogypsum in the Phosphogypsum Stack.

(3) Except as provided in Attachment E: Critical Conditions and Temporary Measures, Section IV (Emergency Diversion Impoundment), storage or containment of Process Wastewater outside the footprint of the Phosphogypsum Stack System is considered a Lateral Expansion of the Phosphogypsum Stack System. For the purpose of this paragraph, the footprint is defined as the outside edge of the dams, dikes or ditches used to store or contain Process Wastewater.

(4) A completed new Phosphogypsum Stack System, including the Starter Dike, shall be thoroughly inspected prior to the deposition of Process Wastewater in it. The Liner, spillways and water level control structures shall be certified by a design Third-Party Engineer as meeting all specifications of the design, and the degree of compaction of the fill shall also be certified. Legible photographs, either aerial or ground, may be used to document this initial inspection, but shall not in themselves constitute certification. A complete file describing the items inspected and their condition shall be made available to LDEQ and/or the EPA upon request.

(5) Exceptions:

No person shall dispose of, or store prior to Disposal, any Phosphogypsum except within a

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Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

permitted Phosphogypsum Stack System, in States where permitting requirements apply. This provision shall not be construed to prohibit any use or reuse of Phosphogypsum not otherwise prohibited by law.

VI. Construction Requirements for New Phosphogypsum Stack Systems or Lateral Expansions of Existing Phosphogypsum Stack Systems

(1) Minimum design standards. The requirements of this Section are the minimum standards for constructing a new Phosphogypsum Stack System or a Lateral Expansion after the Effective Date of the Consent Decree.

(2) Run-On Control. Install and maintain a Run-On control system capable of preventing flow during peak discharge from at least a twenty-four (24)-hour, 25-year Rainfall Event.

(3) Run-Off Control. Install and maintain a Run-Off management system to collect and control at least the water volume resulting from a twenty-four (24)-hour, 25-year Rainfall Event.

(4) Safety Factor. Any new Phosphogypsum Stack System or Lateral Expansion shall be designed with an appropriate safety factor, as described herein for global stability including the clay starter dike abutting the Stack with the stack raised up to its maximum design height, subject to LDEQ approval. An overall factor of safety of 1.5 for any potential failure surface encompassing the impoundment on top of the Phosphogypsum Stack and passing through the Phosphogypsum slope or bottom Liner interfaces, or extending into earthen material in contact with the bottom Liner (defined as global stability). Alternatively, a global stability factor of safety greater than 1.25 for potential failure surfaces encompassing the impoundment on top of the Phosphogypsum Stack and passing through the Phosphogypsum slope or extending into the natural foundation soils beneath the Phosphogypsum Stack when analyzed using representative normalized Direct Simple Shear (DSS) soil strengths along the failure surface in conjunction with a geotechnical performance monitoring program implemented in accordance with the observational approach. At a minimum, the observational approach shall be based on geotechnical performance monitoring including quarterly measurements of pore water pressures and monthly measurements of lateral displacements in the foundation soils at several representative locations beneath the Active Phosphogypsum Stack slope along with routine evaluation of the monitoring data to determine if remedial actions need to be implemented (e.g. setbacks or flatter incremental slopes) to maintain the design factor of safety which shall be verified and rechecked periodically throughout the Active life of the Phosphogypsum Stack. The design and observational approach shall be conducted by or under the supervision of a licensed third party Engineer experienced in soft ground construction.

(5) Liner and Leachate control systems. Phosphogypsum Stacks shall be constructed with composite liners and Leachate control systems. Auxiliary Holding Ponds and Regional Holding Ponds shall be constructed with HDPE liners 60-mil or thicker. Cooling Ponds shall be constructed with composite liners. Process Wastewater conveyances shall be constructed with liners or pipes.

(a) Phosphogypsum Stack Liners shall be:

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Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

1. Constructed of materials that have appropriate physical, chemical, and mechanical properties to prevent failure due to physical contact with the Phosphogypsum, Process Wastewater or Leachate to which they are exposed, climatic conditions, the stress of installation, and other applied stresses and hydraulic pressures that are anticipated during the operational and closure period of the system. The supplier of materials for the Liner components shall provide test information accepted by the Engineer of record, that supports the capabilities of the materials to meet these needs;

2. Installed upon a base and in a geologic setting capable of providing structural support to prevent overstressing of the Liner due to settlements and applied stresses;

3. Constructed so that the bottom of the Liner system is not subject to fluctuations of the Groundwater so as to adversely impact the integrity of the Liner system;

4. Designed to resist hydrostatic uplift if the Liner is located below the seasonal high Groundwater Table; and

5. Installed to cover all earth that could come into contact with the Phosphogypsum, Process Wastewater or Leachate.

(b) Phosphogypsum Stack Liner design standards. Phosphogypsum Stacks shall be constructed atop a composite Liner that consists of a Geomembrane in conjunction with a non-synthetic component:

1. The synthetic component of composite liners shall consist of a 60-mil or thicker High Density Polyethylene (HDPE) or equivalent Geomembrane Liner with a maximum water vapor transmission rate of 0.24 grams per square meter per day as determined by the American Society for Testing and Materials (ASTM) Method E96-80, procedure BW, “Test Methods for Water Vapor Transmission of Materials,” Sections 04.06, 08.03, and 15.09, which document is incorporated herein by reference.

2. The non-synthetic component of the composite Liner shall consist of either of the following:

a. A layer of compacted soil at least eighteen (18) inches thick, placed below the Geomembrane, with a maximum hydraulic conductivity of 1 × 10-7 centimeters per second, constructed in six-inch lifts. The Geomembrane Liner component shall be installed in direct and uniform contact with the compacted soil component to retard Leachate migration if a leak in the flexible membrane Liner should occur. Soil materials used within the top twelve (12) inches of the compacted soil layer immediately below the synthetic Liner shall be free from rigid or sharp objects that could damage or otherwise affect the integrity of the Liner; or

b. A layer of mechanically compacted Phosphogypsum at least twenty-four (24) inches thick, placed above the Geomembrane, with a maximum hydraulic conductivity of 1 × 10-4 centimeters per second. No rigid or sharp objects that could damage the Liner may be

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Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

placed within this compacted layer of Phosphogypsum. Such a layer (of mechanically compacted gypsum) shall not be required for any vertical expansion of a Phosphogypsum Stack where Phosphogypsum slurry is discharged into the expansion area within one year of completion of construction.

3. The non-synthetic component of a Phosphogypsum Stack composite Liner will not be required for vertical expansions under the following conditions:

a. where it has been demonstrated to and approved by LDEQ that a synthetic Liner alone or in contact with sedimented gypsum placed in slurry form will be equivalent or superior to a composite Liner designed and installed in accordance with the requirements of this Section VI (Phosphogypsum Stack System Construction Requirements); or

b. where it has been previously demonstrated to and approved by LDEQ that a synthetic Liner in contact with sedimented gypsum placed in a slurry form is equivalent or superior to a composite Liner with twenty-four (24) inches of compacted Phosphogypsum placed above the Geomembrane.

(c) Any proposed composite Liner design shall be accompanied by a detailed construction quality assurance plan, describing in detail how the design will be properly constructed in the field. For composite liners using compacted Phosphogypsum, the quality assurance plan shall place particular emphasis on protection of the Geomembrane during placement and compaction of the Phosphogypsum, and on prompt placement of Phosphogypsum on the Geomembrane. The construction quality assurance plan must be submitted to LDEQ for approval.

(d) The following Liner design standards must be met:

1. Standards for geosynthetic components.

a. Geomembranes shall have factory and field seams whose shear strengths during testing are at least ninety percent (90%) of the specified minimum yield strength for that lining material, and the failure shall occur in the lining material outside the seam area. All field seams must also be visually inspected and pressure or vacuum tested for seam continuity using suitable non-destructive techniques.

b. No large or rigid objects may be placed in the Phosphogypsum Stack System in a manner that may damage the Liner or Leachate collection system and, with the exception of liners installed at the Toe of the Phosphogypsum Stack, in no case shall such objects be placed within ten (10) vertical feet of the Liner or Leachate collection system, unless approved by LDEQ and/or EPA.

c. High density polyethylene (HDPE) Geomembranes shall meet the specification contained in method GRI GM13 or updates thereof.

d. Polyvinyl chloride (PVC) Geomembranes shall meet the specification contained in method PGI 1197 or updates thereof.

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Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

e. Interface shear strength of the actual components that will be used in the Liner system shall be tested with method ASTM D5321 or an equivalent test method.

f. In addition, the synthetic Liner material shall be subjected to continuous spark testing or an industry-accepted equivalent test at the production Facility prior to delivery to the site for installation. If the continuous spark testing detects any defect, the tested material must be rejected and not delivered to the site;

(e) Standards for soil components.

1. Soil components of Liner systems shall be constructed to preclude, to the greatest extent practicable, lenses, cracks, channels, root holes, pipes, or other structural inconsistencies that can increase the saturated hydraulic conductivity of the soil component. The design shall illustrate and describe those instances in which over-excavation of permeable areas and backfilling may be necessary to seal the permeable area. The soil component shall be placed and compacted in layers to achieve the design performance.

2. The permeability of soil Liner components shall not be increased above the values specified for the component, as a result of contact with Leachate from the Phosphogypsum Stack System. Compatibility of the soil component and Leachate shall be demonstrated by testing the soil component with actual or simulated Leachate in accordance with EPA Test Method 9100 or an equivalent test method.

3. The soil component of the Liner system may consist of in-situ soils or compacted imported soils, provided they meet the specifications for Soil Liners.

4. Specifications for the soil component of the Liner system shall contain at a minimum:

a. Allowable range of particle size distribution and Atterberg limits, to include shrinkage limit;

b. Placement moisture criteria and dry density criteria;

c. Maximum laboratory-determined saturated hydraulic conductivity, using simulated Leachate as the saturating and testing liquid;

d. Minimum thickness of the soil Liner;

e. Lift thickness;

f. Surface preparation (scarification) for tying lifts together; and

g. Type and percentage of clay mineral within the soil component.

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Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

5. The soil Liner shall be placed using construction equipment and procedures that achieve the required saturated hydraulic conductivity and thickness. A field test section shall be constructed using the proposed construction equipment and tested to document that the desired saturated hydraulic conductivity and thickness is achieved in the field.

(f) Liner systems construction quality assurance.

1. Liner systems shall have a construction quality assurance plan to provide personnel with adequate information to achieve continuous compliance with the Liner construction requirements. The plan shall include or refer to specifications and construction methods that use established engineering practices to construct a Liner system and provide for quality control testing procedures and sampling frequencies. Sampling and testing shall be conducted in the field by trained personnel during construction and after construction completion. Such personnel will be under the direction of the construction quality assurance Engineer, to assure the Liner system will comply with the standards. The construction quality assurance Engineer or his designee shall be on-site at all times during construction to monitor construction activities. Construction activities include the time during which the protective layer is installed over the Geomembrane, to ensure that the placement techniques do not cause damage to the Liner system materials.

2. Liner systems shall be installed in accordance with the construction quality assurance plan. Plans that comply with EPA Document EPA/600/R-93/182 or updates thereof shall be presumed to be in compliance with this Section. The following minimum specific elements shall be included in the plan:

a. Responsibility and authority of all organizations and key personnel involved in permitting, designing, constructing, and providing construction quality assurance of the Phosphogypsum Stack System shall be described fully;

b. Minimum qualifications of the construction assurance quality Engineer and supporting personnel shall be in the plan to demonstrate that they possess the training and experience necessary to fulfill their identified responsibilities;

c. Procedures and tests that will be used to monitor the installation of the Liner system components shall be described in detail;

d. The sampling activities, sample size, sample locations, frequency of testing, acceptance and rejection criteria, and plans for implementing corrective measures that may be necessary shall be described; and

e. Reporting requirements for construction quality assurance activities shall be described, including daily summary reports, observation data sheets, problem identification and corrective measures, and final documentation. All such documents shall be included in a final report.

3. A laboratory experienced in the testing of geosynthetics, independent of the Liner manufacturer and installer, shall perform the required testing that must include, at a

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Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

minimum, conformance testing for all geosynthetics and geocomposites, and testing of seam shear and peel strength for Geomembranes.

4. The Engineer in charge of construction quality assurance shall provide a signed, sealed final report and record drawings stating that the Liner system has been installed in substantial conformance with the plans and specifications for the Liner system and identifying any significant deviations.

(g) Soil Liner construction quality assurance. In addition to the requirements of (f) above, the following requirements apply to construction of the soil component of Liner systems. All required testing and analysis shall be performed in accordance with generally accepted engineering procedures, such as those promulgated by the ASTM. Parenthetic references to ASTM methods are intended as guidance only.

1. A construction quality assurance/quality control plan shall be prepared for each soil Liner project to outline project specifications and construction requirements. The plan shall specify performance criteria for the soil Liner, and provide quality control testing procedures and minimum sampling frequencies. In addition, the plan shall define the responsibilities of the parties that will be involved in soil Liner construction, and shall present minimum qualifications of each party to fulfill their identified responsibilities.

2. Field and laboratory testing during Liner construction shall be conducted by a qualified soil testing laboratory representing the owner/operator. A qualified field technician representing the owner/operator shall provide full time, on-site inspection during Liner construction. The field technician shall work under the supervision of an Engineer with experience in soil Liner construction.

3. Prior to soil Liner installation, an appropriate borrow source shall be located. Suitability of the Liner construction materials from that source shall be determined in accordance with the following:

(a) If demonstrated field experience is available from at least three (3) prior successful projects of five (5) or more acres each to document that a given borrow source can meet the requirements of the project specifications, then extensive laboratory testing of the borrow source will not be required. However, the source of material shall be geologically similar to and the methods of excavating and stockpiling the material shall be consistent with those used on the prior projects. Furthermore, a minimum of three representative samples from the appropriate thickness of the in-situ stratum or from stockpiles of the borrow material proposed for Liner construction shall be submitted to an independent soil testing laboratory to document through index testing that the proposed material is consistent with the material used on prior successful projects. At a minimum, index testing shall consist of percent fines, Atterberg limits and moisture content determinations.

(b) If demonstrated field experience as defined above is not available or cannot be documented, then the following requirements shall be met:

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Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

1. A field exploration and laboratory testing program shall be conducted by an independent soil testing laboratory to document the horizontal and vertical extent and the homogeneity of the soil strata proposed for use as Liner material. A sufficient number of index tests from each potential borrow stratum shall be performed to quantify the variability of the borrow materials and to document that the proposed borrow material complies with specifications. At a minimum, the index tests shall consist of percent fines, Atterberg limits and moisture content determinations.

2. Sufficient laboratory hydraulic conductivity tests shall be conducted on samples representative of the range invariability of the proposed borrow source (ASTM D-5084). For each such sample, test specimens shall be prepared and tested to cover the range of molding conditions (moisture content and dry density) required by project specifications. The hydraulic conductivity tests shall be conducted in triaxial type permeameters. The test specimens shall be consolidated under an isotropic consolidation stress no greater than ten (10) pounds per square inch and permeated with water under an adequate backpressure to achieve saturation of the test specimens. The inflow to and outflow from the specimens shall be monitored with time and the hydraulic conductivity calculated for each recorded flow increment. The test shall continue until steady state flow is achieved and relatively constant values of hydraulic conductivity are measured (ASTM D-5084). The borrow source will only be considered suitable if the hydraulic conductivity of the material, as documented on laboratory test specimens, can be shown to meet the requirements of the project specifications at the ninety-eight percent (98%) confidence level.

3. Prior to full-scale Liner installation, a field test section or test strip shall be constructed at the site above a prepared sub-base. The test strip shall be considered acceptable if the measured hydraulic conductivities of undisturbed samples from the test strip meet the requirements of the project specifications at the ninety-eight percent (98%) confidence level. If the test section fails to achieve the desired results, additional test sections shall be constructed in accordance with the following requirements:

a. The test section shall be of sufficient size such that full-scale Liner installation procedures can be duplicated within the test section;

b. The test section shall be constructed using the same equipment for spreading, kneading and compaction and the same construction procedures (e.g., number of passes, moisture addition and homogenization, if needed) that are anticipated for use during full-scale Liner installation;

4. At a minimum, the Liner test section shall be subject to the following field and laboratory testing requirements:

a. A minimum of five (5) random samples of the Liner construction material delivered to the site during test section installation shall be tested for moisture content (ASTM D-2216), percent fines (ASTM D-1140) and Atterberg limits (ASTM D-4318);

b. At least five (5) field density and moisture determinations shall

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Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

be performed on each lift of the compacted Liner test section;

c. Upon completion of the test section lift, the thickness of the lift shall be measured at a minimum of five (5) random locations to check for thickness adequacy; and

d. A minimum of five (5) Shelby tube or drive cylinder (ASTM D-2937) samples shall be obtained from each lift of the test section for laboratory hydraulic conductivity testing. Laboratory hydraulic conductivity testing shall be conducted in triaxial type permeameters (ASTM D-5084). The test specimens shall be consolidated under an isotropic consolidation stress no greater than ten (10) pounds per square inch and permeated with water under an adequate backpressure to achieve saturation of the test specimens. The inflow to and outflow from the specimens shall be monitored with time and the hydraulic conductivity calculated for each recorded low increment. The test shall continue until steady state flow is achieved and relatively constant values of hydraulic conductivity are measured (ASTM D-5084). Alternatively, a sealed double-ring infiltration field test (ASTM D3385) may be used as an alternative to taking drive or Shelby tube samples.

5. Full scale Liner installation may begin only after completion of a successful Liner test section. During Liner construction, documentation of quality control testing shall be maintained and made available to LDEQ and/or the EPA upon request, to document that the installed Liner conforms to approved project specifications. The testing frequencies for quality control testing are specified below; however, during construction of the first five acres of the Liner, these frequencies shall be doubled. Samples shall be obtained from random locations selected by an Engineer. If there are indications of a change in material properties, product quality or construction procedures during Liner construction, additional tests shall be performed to determine compliance.

6. Field testing during Liner installation. The following field tests shall be performed:

a. Prior to the laying of the Liner materials, the Liner sub-base shall be compacted to the specified density. Density tests shall be conducted at a minimum rate of two tests per acre;

b. A minimum of two (2) moisture content and field density determinations shall be conducted per acre per lift of the compacted Liner. The degree of compaction shall be checked using the one-point field Proctor test or other appropriate test procedures; and

c. A minimum of four (4) thickness measurements shall be conducted per acre per lift of the compacted Liner.

7. Laboratory testing during Liner installation. The following laboratory tests shall be performed:

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Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

a. Percent fines (ASTM D-1140) of the Liner construction material shall be determined at a minimum frequency of two (2) tests per ace per lift of installed Liner;

b. Atterberg Limits determinations shall be performed on one sample per acre per lift of installed Liner; and

c. Hydraulic conductivity testing of Shelby tube or drive cylinder (ASTM D-2937) samples of the compacted Liner shall be performed at a minimum frequency of one test per acre per lift. Laboratory hydraulic conductivity tests shall be conducted in triaxial type permeameters (ASTM D-5084). The test specimens shall be consolidated under an isotropic consolidation stress no greater than ten (10) pounds per square inch and permeated with water under an adequate backpressure to achieve saturation of the test specimens. The inflow to and outflow from the specimens shall be monitored with time and the hydraulic conductivity calculated for each recorded flow increment. The test shall continue until steady state flow is achieved and relatively constant values of hydraulic conductivity are measured.

8. If the test data from a Liner section does not meet the requirements of the project specifications, additional random samples may be tested from that Liner section. If such additional testing demonstrates that the thickness and hydraulic conductivity meet the requirements of the project specifications at the ninety-five percent (95%) confidence level, that Liner section will be considered acceptable. If not, that Liner section shall be reworked or reconstructed so that it does meet these requirements.

(h) Leachate control system standards.

1. A perimeter underdrain system designed to stabilize the side slopes of the Phosphogypsum Stack shall be installed above the Geomembrane Liner.

2. Perimeter drainage conveyances used in the Leachate control system shall either consist of covered or uncovered ditches that are lined continuously with the Phosphogypsum Stack Liner, or of chemically compatible Leachate collection pipes. Covered ditches shall have maintenance manholes installed at appropriate intervals. Piped systems shall have manholes or appropriate cleanout structures at appropriate intervals unless the Engineer of record certifies and identifies areas where manholes or cleanout structures in piped systems are not feasible.

3. All Toe Drain or Leachate collection systems must be constructed within the lined system.

(i) Liquid containment and conveyance systems.

1. Composite liners shall be used on all liquid containments and conveyances associated with Transport of Phosphogypsum, cooling water, and return of Process Wastewater. Exceptions are pumped flow systems contained in pipes or alternative systems that provide an equivalent degree of protection.

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Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

2. Pump and piping systems associated with the transport of Phosphogypsum or Process Wastewater and that cross Surface Waters of the State must be double contained with chemically compatible materials in a manner that assures that all materials under pumped flow are contained within a lined system in the event of a leak or piping system failure.

VII. Requirements for Actively Operated Phosphogypsum Stack Systems

(1) All Active Phosphogypsum Stack compartments, including any noted areas containing critical conditions, as defined below in (4), until corrected, shall be inspected daily. Inactive Phosphogypsum Stack compartments, slopes, collection ditches, and Drain outlets shall be inspected at least weekly and as soon as field conditions allow after storms. Flow from Drain outlets shall be checked quarterly. The total areal coverage of water on the Phosphogypsum Stack shall be estimated each month and the total water inventory on top of the Phosphogypsum Stack shall be estimated annually. The required inspections and estimates shall be carried out by a Qualified Company Employee or contractor employed or retained by the owner/operator of the Phosphogypsum Stack. The results of the required inspections and estimates shall be recorded in a Log that shall be maintained by the owner/operator of the Phosphogypsum Stack.

(2) Where a leak detection system exists, the amount of liquid removed from any such system must be recorded weekly.

(3) Each Phosphogypsum Stack shall be inspected within one year of the Effective Date of the Consent Decree and annually thereafter by a Third-Party Engineer with experience in the field of construction and operation of Phosphogypsum Stacks at the same time that the annual inspection of the associated Perimeter Dike occurs. This annual inspection shall be recorded in a report and shall include an updated aerial photograph and state the area of the top of the Phosphogypsum Stack and the current height and elevation of the Phosphogypsum Stack. The annual inspection report shall include recommendations and corrective measures taken. If corrective measures are not completed by the time of annual submittal, then follow up inspections shall be conducted by the Third-Party Engineer on a quarterly basis with quarterly project reports submitted until completion of all corrective measures. One copy of the annual inspection report shall be submitted to LDEQ and EPA.

(4) Any of the following items shall be considered as indicating a critical condition that requires immediate investigation and may require emergency maintenance action:1

(a) Concentrated seepage (e.g., springs or boils) on the face of a Phosphogypsum Stack slope, at the Toe of the slope, or beyond the Toe of a slope with active signs of Piping at the point of seepage (e.g., a gypsum or soil cone or delta at the point of seepage).

(b) Evidence of slope instability including sloughing, bulging or heaving of the face of the Phosphogypsum Stack or the Toe of the slope.

1 These requirements also are listed in Attachment E (Critical Conditions and Temporary Measures).

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Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

(c) Lateral movement or subsidence of the slope or crest of the Phosphogypsum Stack.

(d) Formation of new non-shrinkage cracks or enlargement of wide cracks in the surface of the slope or crest of the Phosphogypsum Stack.

(e) Observed or suspected damage to the Liner system.

(f) Drains discharging turbid water.

(g) Concentrated seepage (i.e., springs or boils) in the vicinity of a decant pipe.

(5) In addition to the indicators set forth in (4) above, the following items shall be considered as indicating potential trouble areas that must be documented and closely checked on subsequent inspections and repaired as necessary:

(a) Concentrated seepage (e.g., springs or boils) on the face of a Phosphogypsum Stack or at the Toe of slope without active signs of Piping at the point of seepage.

(b) Previously observed localized sloughing at the Toe of slope of the Phosphogypsum Stack.

(c) Previously observed cracks in the surface of the slope or crest of the Phosphogypsum Stack.

(d) Nonflowing Drains.

(6) Phosphogypsum Stack System Operation Plans.

The following items shall be included in the Operation Plan for each Phosphogypsum Stack System and shall be approved by an Engineer experienced in the construction and operation of Phosphogypsum Stacks:

(a) The method used to raise and operate the Phosphogypsum Stack.

(b) A description of the source and consistency of gypsum used in constructing the Gypsum Dikes and the method used for shaping and/or mechanically working the gypsum.

(c) The overall average exterior slope for raising the Phosphogypsum Stack and the maximum design height of the Phosphogypsum Stack.

(d) The procedures used to assure that pipes used to transport Phosphogypsum to the Phosphogypsum Stack Systems and to return Process Wastewater to the phosphate fertilizer production facilities are operated and maintained in a safe manner.

(e) The procedures used to decant Process Wastewater from the top of the Phosphogypsum Stack.

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Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

(f) The location of pumps, spillways, and staff gauges.

(g) Provisions that address emergency measures to be taken in the event of mechanical failure of a pump or in the event of a power failure for any portion of a Phosphogypsum Stack System that relies on pumps or power to operate monitoring equipment or to transfer Process Wastewater and/or rainfall-runoff from low areas to the main Cooling Pond. Such emergency provisions may include:

i. Back-up power (e.g., on-site power; diesel generator, etc.) and/or back-up pump that would be activated in the event of electrical or mechanical failure; or

ii. Sufficient surge storage capacity or emergency surge capacity within the conveyance system to contain the Process Wastewater stream(s), if applicable, as well as runoff from a storm event generating a 100-year rainfall in 24 hours; or

iii. Increased inspection frequencies or continuous monitoring (e.g., remote video camera or automatic water level control device tied to a warning system) to provide early warning of an imminent spill prior to its occurrence; and an emergency action plan that would be undertaken to prevent or contain an accidental spill.

(h) Within six (6) months of the Effective Date of the Consent Decree, a site-specific water management plan shall be prepared and updated annually to reflect changes in Process Watershed area, storm surge, projected water balances, and use of the 110 Acre Reservoir and any other subsequently approved Emergency Diversion Impoundments (EDI) (Attachment E, Section IV). The owner/operator shall address in the plan the possibility and/or feasibility that one or more component areas of the Phosphogypsum Stack System may be closed or otherwise removed from the Phosphogypsum Stack System to reduce the watershed and projected Process Wastewater inventory based on all relevant factors, including the five-year water balance analysis as set forth in (7) below, whether the removal of any component areas can be done without compromising plant operations or operability or integrity of the Phosphogypsum Stack System, the effect of any potential removal areas on the operability of the Phosphogypsum Stack System prior to permanent closure, and any legal or regulatory requirements. The updated plan shall be consistent with water quality based effluent limits applicable to the Facility. This plan shall specify at a minimum, a set of specific actions, including minimum Process Wastewater consumption and transfer rates, that are put into motion when the storage volume, surge capacity, or operating water level(s) of the Cooling/Surge Pond system are determined to be inadequate to contain the rainfall from a storm event generating a 100-year rainfall in twenty-four (24) hours, or where such actions are determined to be necessary based on water balance model results for the rainfall scenarios described in subsection (7) below. The site specific-water management plan and annual updates thereof shall be submitted to LDEQ and/or the EPA.

(i) The adequacy of the Facility’s site-specific water management and action plans and emergency measures shall be based on a five-year water balance analysis as set forth in (7) below.

(7) The water balance analysis shall use the first day of the month that succeeds the month of the

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Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

year with the highest long-term average precipitation total as the beginning date for the analysis, unless the EPA and LDEQ approve the use of an alternate date where a larger volume of precipitation or water accumulation (such as snowmelt) is expected. The analysis shall identify the rates of all water inputs and outputs, any manufacturing production changes, and changes in Process Watershed area considered in the analysis. A Third-Party Engineer shall verify the accuracy of the analysis. A summary of the analysis and the water balance analysis results shall be included in the annual updated site-specific water management plan required in (6) above.

(a) The water balance calculations shall be performed for five (5) distinct extreme rainfall scenarios applied for the subsequent five (5)-year period using monthly, or more frequent, input rainfall quantities which shall include:

1. Rainfall corresponding to the highest monthly 100-year Rainfall Event occurring during the annual 100-year Rainfall Event, as defined in Attachment F: : Definitions for Purpose of this Consent Decree, of this Appendix; and

2. Annual rainfall events shall be determined based on a long-term rainfall record from a National Oceanic & Atmospheric Administration or equivalent weather station in the vicinity of the Facility. The five-year rainfall total shall be based on a cumulative five-year rainfall event which has a probability of exceedance of five percent (5%), which shall be considered an equivalent probability as the 100-year Rainfall Event (i.e., a probability of not being exceeded = 99%) for not being exceeded during a five (5)-year period (i.e., [1 – 0.995] = 5%).

(i) Example of the input annual rainfall quantities for each of the five 5-year extreme rainfall scenarios1:

Rainfall, inches
	Year 1	Year 2	Year 3	Year 4	Year 5	Total
Scenario 1	100-year annual rainfall quantity incorporating the highest monthly 100-year Rainfall Event (Y1)	An annual rainfall event which together the preceding or following annual rainfall event, contributes to a 2-year total which has a 5% probability of exceedance (Y2)	An annual rainfall event which together the preceding or following annual rainfall events, contributes to a 3-year total which has a 5% probability of exceedance (Y3)	An annual rainfall event which together the preceding or following annual rainfall events, contributes to a 4-year total which has a 5% probability of exceedance (Y4)	An annual rainfall event contributing to a 5-year total which has a 5% probability of exceedance (Y5)	5-year cumulative rainfall total determined in accordance with (7)(a)2. of this Section (S)
Scenario 2	(Y3)	(Y1)	(Y2)	(Y5)	(Y4)	(S)
Scenario 3	(Y5)	(Y4)	(Y1)	(Y3)	(Y2)	(S)

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Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

Scenario 4	(Y2)	(Y3)	(Y4)	(Y1)	(Y5)	(S)
Scenario 5	(Y4)	(Y5)	(Y3)	(Y2)	(Y1)	(S)

3. The annual rainfall quantities exceeding or less than the long-term average annual rainfall shall be distributed at least amongst the various months of the year, other than the month for the highest monthly 100-year Rainfall Event, in proportion to the normal monthly rainfall amounts determined from the corresponding long-term record.

(b) The water balance analysis for any Phosphogypsum Stack System shall indicate whether the system storage will be less than any of the following water balance targets:

1. At the beginning of the rainy season, the calculated 100-year, 24-hour rainfall event plus one-half the value for the 25-year, 24-hour rainfall event calculated (in inches) for the area where the Facility is located.

2. At the end of the rainy season, the 100-year, 24-hour rainfall event calculated (in inches) for the area where the Facility is located.

3. Water levels that exceed impoundment Maximum Design Levels at any time during a year. After the later of either the two (2) year anniversary of the Effective Date of the Consent Decree or January 1, 2017, if the water balance for any Phosphogypsum Stack System indicates that system storage is less than the water balance targets, the owner/operator must provide reasonable assurance that additional Process Wastewater consumption or management items, not already included as outputs in the water balance analysis, are readily available and capable of maintaining these water balance targets. Use of available storage within an Auxiliary Holding Pond, up to its Maximum Design Levels, may be used to provide this assurance.

(c) After the later of either the two (2) year anniversary of the effective date of the Consent Decree or January 1, 2017, if the water balance indicates that at any time during the five (5)-year modeling period that Process Wastewater levels, in conjunction with additional available Process Wastewater consumption or management items will not meet the water balance targets, the owner/operator must provide additional Process Wastewater consumption or management items, and submit an alternatives plan and implementation schedule for approval by LDEQ and/or the EPA for the additional consumption or management measures within ninety (90) days of submittal of the water balance analysis. The plan and schedule shall include, at a minimum, the following elements:

1. A listing and description of the additional Process Wastewater consumption or management items to be evaluated, including the identification of items that can be rapidly implemented to achieve the water balance targets;

2. A listing of interim measures that can be implemented to prevent an unpermitted release of Process Wastewater in the event that actual rainfall events contribute to Process Wastewater levels exceeding Maximum Design Levels; and

3. A proposed schedule for the evaluation, selection, engineering, design, and

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Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

construction, installation or implementation for the items and interim measures needed to increase water consumption, reduce inventories, or any combination of such actions that will result in achievement of the water balance targets.

VIII. Contingency Plans for Operating Phosphogypsum Stack Systems

(1) Within six (6) months of the Effective Date of the Consent Decree, the owner/operator of a Phosphogypsum Stack System shall prepare, and update annually thereafter, a contingency plan to address unplanned releases of Process Wastewater. The elements of such a plan shall address the applicable elements of the “National Response Team’s Integrated Contingency Plan Guidance,” 61 Fed. Reg. 28,641 (June 5, 1996), which elements are incorporated herein by reference and shall demonstrate the ability to mobilize equipment and manpower to respond to emergency situations. The plan shall be maintained at the Facility and be available for inspection by LDEQ and/or the EPA upon request.

(2) Training. The owner/operator of a Phosphogypsum Stack System shall provide annual training in inspection and operations requirements and contingency plan requirements to appropriate personnel. Newly hired personnel shall receive training prior to engaging in inspection or operations activities. A training plan consistent with the requirements of this document shall be maintained at each Facility and be available for inspection upon request. Records demonstrating that appropriate personnel have received the necessary training shall be maintained by the Facility owner/operator for a period of three (3) years.

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Attachment C: Phosphogypsum Stack System Construction and Operational Requirements

ATTACHMENT D: CLOSURE OF PHOSPHOGYPSUM STACKS/ STACK SYSTEMS

I. Phosphogypsum Stack/Stack Systems Closure

Applicability: The requirements of this Attachment apply, except as specified below, to Active and Inactive Phosphogypsum Stacks and components of the Phosphogypsum Stack System, and to new or expanded components (e.g. Lateral Expansions) of Phosphogypsum Stack Systems when constructed. The requirements of this Attachment will not apply to: (a) a Phosphogypsum Stack System or component thereof that has already undergone permanent closure, (b) a Phosphogypsum Stack System or component thereof that began undergoing permanent closure prior to January 30, 2008, or (c) a Phosphogypsum Stack System or component thereof if an application for Permanent Phosphogypsum Stack System Closure in a manner that satisfies the requirements of this Attachment has been submitted to LDEQ and/or EPA as of the Date of the EPA Notice of Violation. If only a portion of a Phosphogypsum Stack (e.g., lower side slopes) has undergone permanent closure or is undergoing permanent closure pursuant to I(a), (b), or (c) above, only that permanently closed portion of the Phosphogypsum Stack is released from the requirements of this Section.

II. General Requirements for the Initial Phosphogypsum Stack System Closure Plan

Applicability. The following requirements apply to a Phosphogypsum Stack System (or a component thereof).

(1) Initial Phosphogypsum Stack System Closure Plan (Initial Stack Closure Plan). The Initial Stack Closure Plan shall be developed no later than one year after the Effective Date of the Consent Decree unless otherwise specified by the Consent Decree. The Initial Stack Closure Plan shall be submitted by the owner/operator of the operating Phosphogypsum Stack System for approval to the EPA and LDEQ. The following requirements must be incorporated into the Initial Stack Closure Plan:

(a) A description of the physical configuration of the Phosphogypsum Stack System for that period of time for which the closure cost is calculated by the owner/operator in accordance with Paragraph 4(b) of Appendix 2 (Financial Assurance) of this Consent Decree.

(b) A site-specific water management plan describing the procedures to be employed during closure of the Phosphogypsum Stack System to manage the anticipated volume of Process Wastewater and Leachate. The Initial Phosphogypsum Stack Closure Plan shall address the anticipated ponded water inventory at the beginning of the closure period, anticipated closure sequence, water balance during the closure period, Phosphogypsum Stack drainage during the closure period and long-term care period, adequacy of available surge storage capacity through the closure period, treatment or consumption rate (including neutralization, if applicable), and disposition of ponded Process Wastewater and Leachate, both during Phosphogypsum Stack System closing activities and long-term care activities. An independent third- party with water treatment expertise must be used to evaluate the water and its neutralization or consumption requirements for the duration of Phosphogypsum Stack System closure;

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Attachment D: Closure of Phosphogypsum Stacks/Stack Systems

(c) An estimate of all costs associated with Phosphogypsum Stack System closure, including the costs of closing the Phosphogypsum Stack System (e.g. construction costs, operation/maintenance costs), long-term care activities, and implementation of the site-specific water management plan; and

(d) A description of all construction work necessary to properly undertake Phosphogypsum Stack System closure

(2) Pre-Permanent Closure Phosphogypsum Stack System requirements. The following requirements apply to Phosphogypsum Stacks and components of Phosphogypsum Stack Systems, as applicable, prior to Permanent Deactivation of a Phosphogypsum Stack System (Section III, below).

(a) Owner/operator shall close the side slopes of the Phosphogypsum Stack, in stages, as the Phosphogypsum Stack is raised to its permitted height. The closure will occur at intervals without compromising the integrity and operability of the Phosphogypsum Stack, the Phosphogypsum Stack System, or plant operations or adversely impacting the environment.

(b) Owner/operator shall close components of the Phosphogypsum Stack System (e.g., ponds, ditches, etc.) as those components are no longer needed and can be closed without compromising the operability or integrity of the Phosphogypsum Stack System or plant operations or adversely impacting the environment.

III. Permanent Closure Requirements for Phosphogypsum Stacks/ Stack Systems

(1) At least ninety (90) days before the Permanent Deactivation of a Phosphogypsum Stack System or within thirty (30) days following a decision to permanently cease operations, whichever is later, the owner/operator shall notify EPA or LDEQ and implement the ISSMP. Within two hundred and seventy-five (275) days of implementing the ISSMP, the owner/operator shall submit for approval a closure application including a Permanent Phosphogypsum Stack System Closure Plan, as described below, to LDEQ and the EPA. The Permanent Phosphogypsum Stack System Closure Plan shall include the requirements of (2) through (10) of this Section, or shall contain an explanation of why the requirement is not applicable. Valid information on record in an existing permit or approved Groundwater monitoring plan may be used to satisfy the applicable requirements of this Attachment.

(2) General information report. This report must be submitted for approval to LDEQ and/or the EPA and shall contain:

(a) Identification of the Phosphogypsum Stack System;

(b) Name, address and phone number of primary contact persons;

(c) Identification of persons or consultants preparing this report;

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Attachment D: Closure of Phosphogypsum Stacks/Stack Systems

(d) Present property owner and Phosphogypsum Stack System operator;

(e) Location by township, range and section, and latitude and longitude of the Phosphogypsum Stack System;

(f) Total acreage of the Phosphogypsum Stack System;

(g) Map of the property as set forth in Appendix 3 (NEED APPENDIX TITLE); and

(h) History of the Phosphogypsum Stack System, including construction dates and a general description of operations.

(3) Area information report. This report details the area in which the Phosphogypsum Stack System is located. The report must use verifiable information. The term “area” means that area that may affect or be affected by the Phosphogypsum Stack System, and at a minimum includes the land within a one-mile radius of the Phosphogypsum Stack System. The report shall be supplemented by maps and cross-section drawings. The following topics shall be addressed in the report:

(a) Topography;

(b) Hydrology, including Surface Water drainage patterns and hydrologic features such as Surface Waters, springs, drainage divides and wetlands;

(c) Geology, including the nature and distribution of lithology, unconsolidated deposits, major confining units and sinkholes;

(d) Hydrogeology, including depth to Groundwater table, Groundwater flow directions, recharge and discharge areas used by public and private wells within one mile of the Phosphogypsum Stack System;

(e) Ground and Surface Water quality;

(f) Land use information. The report shall include a discussion and maps indicating:

1. Identification of adjacent landowners;

2. Zoning;

3. Present land uses; and

4. Roads, highways, right-of-ways, or other easements.

(4) Groundwater monitoring plan and site specific information. The Groundwater monitoring plan and most recent quarterly report submitted in accordance with Attachment B: Groundwater Requirements, Section III (Groundwater Monitoring Requirements), and approved by LDEQ or

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Attachment D: Closure of Phosphogypsum Stacks/Stack Systems

the EPA.

(5) Assessment report on the effectiveness of existing Phosphogypsum Stack System design and operation. Based on the area information report and the Groundwater monitoring plan, a written assessment shall be prepared that discusses the effects of the Phosphogypsum Stack System on adjacent Groundwater and Surface Waters, and the Phosphogypsum Stack System area. Specific concerns to be addressed are:

(a) Effectiveness and results of the Groundwater monitoring plan; and

(b) Effects of Surface Water runoff, drainage patterns, and existing storm water controls.

(6) Performance standards. This component of the Permanent Phosphogypsum Stack System Closure Plan shall be developed to address the following performance standards.

(a) Stack System Closure shall be designed to protect human health and the environment by:

1. Controlling, minimizing or eliminating the post closure escape of Phosphogypsum, Process Wastewater, Leachate, and contaminated runoff to ground and Surface Waters;

2. Minimizing Leachate generation;

3. Detecting, collecting, and removing Leachate and Process Wastewater efficiently from the Phosphogypsum Stack System and promoting drainage of Process Wastewater and Leachate from the Phosphogypsum Stack;

4. Being compatible with any required Groundwater or Surface Water Corrective Action Work plan;

5. Minimizing the need for further maintenance.

(b) Closure plans for Phosphogypsum Stacks shall include a Final Cover system designed to protect human health and the environment by:

1. Promoting drainage off the Phosphogypsum Stack;

2. Minimizing ponding;

3. Minimizing erosion;

4. Minimizing infiltration into the Phosphogypsum Stack;

5. Functioning with little or no maintenance.

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Attachment D: Closure of Phosphogypsum Stacks/Stack Systems

(c) Closure of ponds and drainage conveyances storing Process Wastewater and Leachate shall be designed to protect human health and the environment by:

1. Treating or removing from the ponds and drainage conveyances all Process Wastewater and Leachate as soon as practical, either through return of the Process Wastewater and Leachate to the manufacturing process, transfer of Process Wastewater and Leachate to another pond permitted in accordance with this Attachment, in-situ treatment, or by treatment and subsequent discharge of the Process Wastewater and Leachate under an appropriate discharge permit;

2. Placing any sludges removed from a pond, settling basin, or drainage conveyance into an Active Phosphogypsum Stack permitted in accordance with this Attachment, or an Inactive Phosphogypsum Stack undergoing Phosphogypsum Stack System Closure in accordance with this Attachment. The closure plan shall contain a detailed description of procedures for removing or treating the sludges, methods for sampling and testing surrounding soils, and criteria for determining the extent of removal required to satisfy the closure performance standards.

(7) Closure design plan. A closure design plan shall be prepared to meet the performance standards specified in Section III.(6), above, and shall be based on the area information report, Groundwater monitoring plan, and assessment of the effectiveness of the existing Phosphogypsum Stack System design and operation. The closure design plan shall consist of engineering plans and a report on closing procedures that shall apply to the closing of the Phosphogypsum Stack System and the monitoring and maintenance during the long-term care period. The closure design plan shall include the following information:

(a) A plan sheet showing phases of site closing.

(b) Drawings showing existing topography and proposed final elevations and grades.

(c) For Phosphogypsum Stack Systems, Final Cover installation plans showing the sequence of applying Final Cover, including thickness and type of material that will be used. All Phosphogypsum Stack Systems shall have a Final Cover designed to meet the performance standards set forth in (c)1-3, below. Final Cover shall be placed over the entire surface of the Phosphogypsum Stack System. The Final Cover shall be vegetated with drought-resistant species to control erosion, whose root systems will not penetrate any low-permeability barrier layer required on the top gradient (or alternative approved in accordance with the Consent Decree or this Attachment). Water balance calculations, based on available climatic data, shall be prepared that estimate the rates and volumes of water infiltrating the cover systems, collected by any Leachate control system, and migrating out of the bottom of the Phosphogypsum Stack or Liner system. Final Cover may consist of synthetic membranes, soils, or chemically or physically amended soils as specified in (c)1-3, below. Consistent with LAC 33:VII.315.N, the following alternate Final Cover systems specified in III(7)(c)1-3 are approved. Other alternate Final Covers may be submitted for review and approval by LDEQ and/or EPA, provided they meet the minimum criteria specified below.

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Attachment D: Closure of Phosphogypsum Stacks/Stack Systems

1. Top gradient Final Cover of Phosphogypsum Stacks shall be designed to prevent or minimize ponding and low spots, sustain vegetation, minimize erosion and infiltration, and at a minimum meet one of the performance standards specified in 1.a-c, below.

a. The Final Cover on the top gradient shall consist of a barrier soil layer at least 18 inches thick, emplaced in six (6)-inch thick lifts. A final, eighteen (18)-inch thick layer of soil that will sustain vegetation to control erosion shall be placed on top of the barrier layer. The barrier layer shall have a maximum permeability of 1 × 10-7 cm/sec. If less permeable soils are used, upon approval of LDEQ and/or EPA, the thickness of the barrier layer may be decreased to twelve (12) inches provided that infiltration is minimized to an equivalent degree.

b. A Geomembrane may be used as an alternative to the low-permeability soil barrier for a Final Cover (as referenced in (7)(c)1.a, above), constructed to preclude rainfall infiltration into the Phosphogypsum Stack. A Geomembrane used in Final Cover shall be a semi-crystalline thermoplastic at least forty (40) mils thick, or a non-crystalline thermoplastic at least thirty (30) mils thick, with a maximum water vapor transmission rate of 2.4 grams per square meter per day, have chemical and physical resistance to materials it may come in contact with, and withstand exposure to the natural environmental stresses and forces throughout the installation, seaming process, and settlement of the Phosphogypsum during the closure and long-term care period. A protective soil layer at least twenty-four (24) inches thick, which will sustain vegetation, shall be put on top of the Geomembrane prior to final closure. Material specifications, type of vegetation, installation methods, and compaction specifications shall be adequate to protect the barrier layer from damage during placement of the protective cover, root penetration, resist erosion, and remain stable on the final design slopes.

c. An alternate Final Cover for the top gradient, consisting of a barrier layer, a protective soil layer over the barrier layer and vegetative growth, shall be designed to meet the performance standards for Final Cover and provide, at a minimum, the equivalent degree of protection (e.g., minimize infiltration, erosion, etc.) as would be achieved if the Final Cover conformed with the criteria set forth in Section III(7)(c)1.a and b, above. The request for an alternate Final Cover for the top gradient must be submitted and approved by LDEQ and/or EPA.

2. Side slopes and all other grades, except those grades associated with the top gradient and with Cooling/Surge Ponds, Auxiliary Holding Ponds (AHP), lime treatment sludge ponds within the definition of the Phosphogypsum Stack System, Process Wastewater and Leachate channels (including cooling channels) and ditches, and Toe drainage swales, shall be designed to minimize erosion of the Final Cover material and infiltration. Such designs shall consider the erosion susceptibility of the material proposed for Final Cover relative to historical rainfall patterns for the area, the ability to establish and maintain vegetation and special maintenance procedures proposed to address and minimize infiltration and erosion. In addition, for the side slopes of the Phosphogypsum Stack, the following criteria shall be applicable:

a. The side slopes shall be no steeper than three (3)-feet horizontal run to one (1)-foot vertical rise (3H:1V).

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Attachment D: Closure of Phosphogypsum Stacks/Stack Systems

b. The Final Cover shall be a minimum of six (6) inches of clay to silty clay soil with a fines content (i.e., percent by dry weight finer than the U.S No. 200 Standard Sieve Size) no less than 30% that can achieve a permeability no greater than 1x10-7 cm/sec.

c. Agricultural lime or dolomitic limestone will be applied, if needed, over the surface of the side slopes and plowed into the upper six (6) to eight (8) inches of the phosphogypsum. The Final Cover, as specified in 2.b, above, will be installed over the amended phosphogypsum.

3. Cover for the side slope swales, if an aspect of the Phosphogypsum Stack closure design, shall be designed to minimize ponding and low spots, and minimize erosion and infiltration, and at a minimum consist of:

(i) A barrier layer which may be either a Geomembrane Liner or re-compacted soil.

(ii) An adequate protective soil layer over the barrier layer that can sustain vegetation.

(iii) Unless an alternative cover is submitted to and approved by LDEQ and/or EPA, the barrier layer and the protective soil layer for the side slope swales shall conform to the minimum criteria specified in Section III(7)(c)1.a&b, above, except that the minimum thickness of the Geomembrane if used in side slope swales shall be 60-mil (e.g. 60-mil HDPE). The alternative cover, if requested, shall be designed to meet the performance standards for Final Cover and provide, at a minimum, the equivalent degree of protection (e.g., minimize infiltration, erosion, etc.) as would be achieved if the Final Cover conformed to the criteria set forth in Section III(7)(c)1.a&b, above.

4. Final Cover for Cooling/Surge Ponds, cooling channels, AHPs, lime treatment sludge ponds within the definition of the Phosphogypsum Stack System, Toe drainage swales, and Process Wastewater and Leachate channels or ditches of the Phosphogypsum Stack System, once the Process Wastewater, Leachate and any sludges removed have been addressed pursuant to Section III(6)(c)1-2 of this Attachment, shall be designed to control, minimize or eliminate the post closure escape of Phosphogypsum, Process Wastewater, Leachate and contaminated runoff to ground and Surface Waters, and also minimize ponding (except in such circumstances where LDEQ approves use of these units for process water storage), minimize infiltration and erosion, and the need for further maintenance. Such a design, depending on the activities under Section III(6)(c)1-2 and the performance standards herein, may require providing a suitable barrier layer (e.g., Geomembrane, re-compacted soil) and an adequate protective soil layer that can sustain vegetation. In addition, the closure design shall at a minimum include material specifications (e.g., soil, fill material), vegetation type, installation methods (e.g., grading, excavation), and compaction specifications adequate to meet the performance standards.

5. The closure design plan shall describe provisions for cover material for long-term care erosion control, filling other depressions, maintaining Berms, vegetation and general maintenance of the Phosphogypsum Stack System, and shall specify the anticipated source and

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Attachment D: Closure of Phosphogypsum Stacks/Stack Systems

amount of material necessary for proper closure of the Phosphogypsum Stack System.

(d) The type of Leachate control system proposed. The Leachate control system shall be designed to prevent Leachate from causing violations of applicable water quality standards.

(e) Compliance with Groundwater protection requirements. The closure design plan shall demonstrate how the Phosphogypsum Stack System will meet applicable water quality standards of the State where the Facility is located. The Groundwater monitoring plan and sampling schedule may be adjusted for a Phosphogypsum Stack System where Groundwater contamination is not evident or corrective measures have been taken to correct contamination.

(f) The proposed method of stormwater control. This shall include control of stormwater occurring on the Phosphogypsum Stack System. Stormwater or other Surface Water that mixes with Leachate shall be considered to be Leachate and shall be treated to meet the permit or regulatory requirements of the State where the Facility is located, at the point of discharge. The stormwater control plan shall meet the requirements of the State where the Facility is located; however, nothing herein shall be construed to preclude application of the requirements of the appropriate water management district.

(g) The proposed method of access control. The closure design plan shall describe how access to the closed Phosphogypsum Stack System shall be restricted to prevent any future waste dumping or use of the Phosphogypsum Stack System by unauthorized persons. Restricted access shall remain in force until the Phosphogypsum Stack System is stabilized and there is no evidence that the property is being used as an unauthorized dump site.

(h) A description of any proposed final use of the Phosphogypsum Stack System.

(8) Closure construction quality assurance plan. A detailed construction quality assurance plan shall be developed for construction activities associated with the closure of the Phosphogypsum Stack System, including each component of the Final Cover system. The plan shall specify quality assurance test procedures and sampling frequencies. Records shall be kept to document construction quality and demonstrate compliance with plans and specifications. Upon completion of closure activities a final construction quality assurance report shall be submitted to LDEQ and/or EPA, prepared by an Engineer. The final report shall include at least the following information:

(a) Listing of personnel involved in closure construction and quality assurance activities;

(b) Scope of work;

(c) Outline of construction activities;

(d) Quality assurance methods and procedures;

(e) Test results (destructive and non-destructive, including laboratory results); and

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Attachment D: Closure of Phosphogypsum Stacks/Stack Systems

(f) Record drawings.

(9) Stack System Closure Operation Plan. This component of the Permanent Phosphogypsum Stack System Closure Plan shall:

(a) Describe the actions that will be taken to close the Phosphogypsum Stack System, such as placement of cover, grading, construction of Berms, ditches, roads, retention-detention ponds, installation or closure of wells and boreholes, installation of fencing or seeding of vegetation, protection of on-site utilities and easements;

(b) Provide a time schedule for completion of the closing and long-term care;

(c) Contain appropriate references to the closure design plan, area information report, Groundwater monitoring plan, and other supporting documents;

(d) Provide an Updated Cost Estimate in accordance with Section II Paragraph 4(c)(2) of Appendix 2 (Financial Assurance);

(e) Indicate any additional equipment and personnel needed to complete closure of the Phosphogypsum Stack System; and

(f) Describe any proposed use of the system for water storage or water management.

(10) Certification by an Engineer. Information, plans, and drawings presented in support of a closure plan shall be prepared under the direction of, and certified by, an Engineer. A letter of appointment shall be submitted by the proper company official confirming that the Engineer is authorized to prepare plans and specifications. The Engineer shall be required to make periodic inspections during the closing of the Phosphogypsum Stack System to insure closure is being accomplished according to the Permanent Phosphogypsum Stack System Closure Plan.

(11) Nothing in this Section is intended to preclude the construction of a lined Cooling Pond or AHP on top of an Inactive Phosphogypsum Stack, as long as the pond is constructed in accordance with the applicable provisions of Attachment C: Phosphogypsum Stack System Construction and Operational Requirements, and as long as the design is included in the closure plan. Within such a Cooling Pond, the requirements for minimizing ponding and establishing vegetation cover are not applicable.

IV. Temporary Deactivation of Phosphogypsum Stack System(s)

For purposes of this Section, Mosaic shall request a Temporary Deactivation must be sought when a Phosphogypsum Stack or Phosphogypsum Stack System is Inactive. Mosaic must submit its request for Temporary Deactivation approval within the 275 days from when Mosaic ceased depositing Phosphogypsum within the Phosphogypsum Stack for which the Temporary Deactivation is being sought.

(1) The owner/operator of a Phosphogypsum Stack System may request in writing, a

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Attachment D: Closure of Phosphogypsum Stacks/Stack Systems

determination by LDEQ in consultation with EPA, that the provisions of Section III: Permanent Closure Requirements for Phosphogypsum Stacks/ Stack Systems, of this Attachment need not apply in limited circumstances to a specific Phosphogypsum Stack System, and shall request approval of a Temporary Deactivation of the Phosphogypsum Stack System. This request must be submitted on a yearly basis. LDEQ in consultation with EPA may authorize a Temporary Deactivation approval for each individual Phosphogypsum Stack or Phosphogypsum Stack System in accordance with this subsection or deny the request for such an approval.

(2) Each request shall set forth at least the following information:

(a) The specific Phosphogypsum Stack System or Phosphogypsum Stack for which approval of a Temporary Deactivation is sought;

(b) A demonstration that current economic or other conditions justify a Temporary Deactivation of the Phosphogypsum Stack or Phosphogypsum Stack System;

(c) An estimate of the duration of the Temporary Deactivation of the Phosphogypsum Stack System, and a demonstration that the Phosphogypsum Stack System is reasonably expected to become Active within this estimated time period; and

(d) The most recent Interim Stack System Management Plan (ISSMP) prepared in accordance with Attachment C: Phosphogypsum Stack System Construction and Operational Requirements, Section I(6) of this Appendix.

(3) If LDEQ determines that other information is necessary to ascertain if a Temporary Deactivation is warranted, the applicant must submit the additional information upon request. The applicant also shall provide any additional such information requested by EPA.

(4) Upon approval of the Temporary Deactivation by LDEQ and/or the EPA, the owner/operator must implement the procedures set forth in the approved ISSMP immediately upon Phosphogypsum Stack System deactivation.

(5) If after review of the information submitted pursuant to (2) and (3) of this Section, LDEQ in consultation with EPA determines that Temporary Deactivation has not been justified by the owner/operator, the owner/operator may continue to operate the Phosphogypsum Stack or Phosphogypsum Stack System or permanently close the Phosphogypsum Stack or Phosphogypsum Stack System in accordance with the provisions of Section III: Permanent Closure Requirements for Phosphogypsum Stacks/ Stack Systems, of this Attachment.

(6) If at any time during the approved Temporary Deactivation period, LDEQ requires information to ascertain if the criteria under (2)(a)-(c) of this Section are being meet, the owner or operator will provide such information within thirty (30) days of the request by LDEQ. The applicant also shall provide any additional such information requested by EPA.

(7) If after review of the information submitted pursuant to (6) of this Section, LDEQ in consultation with EPA determines that the owner or operator has not demonstrated that it still

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Attachment D: Closure of Phosphogypsum Stacks/Stack Systems

satisfies the criteria specified in (2)(a)-(c), the LDEQ will so notify the owner and/or operator of its determination and the provisions of Section III: Permanent Closure Requirements for Phosphogypsum Stacks/ Stack Systems, of this Attachment will apply.

Nothing in this Paragraph shall limit or affect EPA’s residual authorities to disapprove of a Temporary Deactivation, notwithstanding approval by LDEQ. EPA shall provide notice to Mosaic within 90 days of LDEQ approval if EPA does not concur with that decision

V. Closure Procedures for Phosphogypsum Stacks/ Stack Systems

(1) Closing inspections. LDEQ and/or the EPA may specify in the closure permit for the Permanent Phosphogypsum Stack System Closure Plan which particular closing steps or operations must be inspected and approved by LDEQ and/or the EPA before proceeding with subsequent closure actions.

(2) Final survey and record drawings. A final survey shall be performed, after permanent closure is complete, by an Engineer or a registered third-party land surveyor to verify that final contours and elevations of the Phosphogypsum Stack System are in accordance with the plan as approved by LDEQ and/or the EPA. Aerial mapping techniques that provide equivalent survey accuracy may be substituted for the survey.

(a) The survey or aerial mapping information shall be included in a report along with information reflecting the record drawings of the Phosphogypsum Stack System. Contours should be shown at no greater than five (5)-foot intervals.

(b) The owner/operator shall submit this report to LDEQ and/or the EPA in accordance with the closing schedule.

(3) Certification of closure construction completion. A certification of closure construction completion, signed, dated and sealed by a Third-Party Engineer, shall be provided to LDEQ and/or the EPA upon completion of closure.

(4) Official date of closing. Upon receipt of the documents required in (2) and (3) of this Section, LDEQ and/or the EPA shall acknowledge by letter to the owner/operator that notice of termination of operations and closing of the Phosphogypsum Stack System has been received. The date of this letter shall be the official date of closing for purposes of determining the beginning of the long-term care period.

(5) Use of closed Phosphogypsum Stack Systems. Closed Phosphogypsum Stack Systems, if disturbed, are a potential hazard to public health, Groundwater and the environment. Consultation with and approval by LDEQ and/or the EPA is required before conducting activities that may disturb the closed Phosphogypsum Stack Systems, except for routine maintenance activities.

VI. Long-Term Care for Phosphogypsum Stacks/ Stack Systems

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Attachment D: Closure of Phosphogypsum Stacks/Stack Systems

(1) Long-term care period. The owner/operator of any Phosphogypsum Stack System shall be responsible for monitoring and maintenance of the Facility, including the requirements of Section III: Permanent Closure Requirements for Phosphogypsum Stacks/ Stack Systems (6)(a) of this Attachment, in accordance with an approved Permanent Phosphogypsum Stack System Closure Plan for fifty (50) years from the date of closing unless a reduced long-term care period is approved by LDEQ and/or the EPA in accordance with VI(2), below. Before the expiration of the long-term care monitoring and maintenance period LDEQ and/or the EPA may extend the time period if it is determined that:

(a) The closure design or closure Operation Plan under the Permanent Phosphogypsum Stack System Closure Plan was ineffective in meeting the standards of this Attachment, or

(b) The extension of the long-term care period is necessary to protect human health and the environment.

(2) Reduced long-term care period. The owner/operator of a Phosphogypsum Stack System may request, in writing, for a reduced long-term care schedule. LDEQ and/or the EPA may approve, within its discretion, the request if the information provided by the owner and/or operator substantiates its claim that the reduced period is sufficient to protect human health and the environment. The request must, at a minimum, demonstrate that the Phosphogypsum Stack System addresses the criteria of (2)(a)-(d), below, and provide any other information relevant to establishing that the reduced period is sufficient to protect human health and the environment:

(a) The Phosphogypsum Stack System has been constructed and operated in accordance with approved standards, and has a Leachate control system and a liner that has controlled, minimized or eliminated releases; and

(b) The Phosphogypsum Stack System has been closed with appropriate Final Cover, that the vegetative cover (or alternative approved in accordance with Section III: Permanent Closure Requirements for Phosphogypsum Stacks/ Stack Systems, (7)(c)2c of this Attachment) has been established, and a Groundwater monitoring system has been installed and is operating as intended; and

(c) The Phosphogypsum Stack System has had no detrimental erosion of the cover system.

(3) Replacement of monitoring devices. If a monitoring well or other device required by the monitoring plan is destroyed or fails to operate for any reason, the Phosphogypsum Stack System owner/operator shall, as soon as possible but no later than seven (7) days after discovery, notify LDEQ and/or the EPA in writing. All inoperative monitoring devices shall be replaced with functioning devices within sixty (60) days of the discovery of the malfunctioning unit unless the owner/operator is notified otherwise in writing by LDEQ and/or the EPA.

(4) Certification of Long-Term Care Completion. A certification of long-term care completion signed, dated and sealed by a Third-Party Engineer, shall be provided by the owner/operator to

51

Attachment D: Closure of Phosphogypsum Stacks/Stack Systems

LDEQ and/or the EPA upon completion of long-term care.

VII. Closure of Unlined Systems in Phosphogypsum Stacks/ Stack Systems

Other than as allowed in Appendix 7 (Phosphogypsum Stack System Alternative Liner Requirements) and Appendix 6 (RCRA Project Narrative and Compliance Schedule Louisiana Facilities), no Phosphogypsum or Process Wastewater shall be placed in an unlined Phosphogypsum Stack System after five (5) years of the Effective Date of the Consent Decree; however, such systems may be used for water storage and water management purposes to facilitate closure. Except for unlined components of the Phosphogypsum Stack System that may continue to be used for water storage and water management purposes to facilitate closure, the closure or lining of unlined systems shall be completed as expeditiously as practicable, but not to exceed five (5) years of the effective date of the Consent Decree. For purposes of this subsection, “unlined” means that the Phosphogypsum Stack System was constructed without an installed Liner meeting those standards outlined in Attachment C: Phosphogypsum Stack System Construction and Operational Requirements, Section VI of this Appendix, or as provided pursuant to Appendix 7 (Phosphogypsum Stack System Alternative Liner Requirements) or Appendix 6 (RCRA Project Narrative and Compliance Schedule Louisiana Facilities).

52

Attachment D: Closure of Phosphogypsum Stacks/Stack Systems

ATTACHMENT E: CRITICAL CONDITIONS AND TEMPORARY MEASURES

I.  Requirements for Perimeter Dikes

(1) If a critical condition is confirmed, LDEQ and the EPA shall be notified immediately and the defective area of any Perimeter Dike shall be inspected daily in accordance with Section VII of Attachment C: Phosphogypsum Stack System Construction and Operational Requirements, until corrective maintenance has cured such defect. A written report of the condition and the actions proposed for its correction shall be made to LDEQ and the EPA within seven (7) days from the time existence of the critical condition is confirmed.

(2) Any of the following items shall be considered as indicating a critical condition that requires immediate investigation and may require emergency maintenance action:

(a) Concentrated seepage on the downstream slope, at the Toe of slope, or downstream from the Toe of slope (e.g., boils, soil cones, springs or deltas).

(b) Evidence of slope instability including sloughing, bulging or heaving of the downstream slope, or subsidence of any Perimeter Dike slope or crest.

(c) Cracking of surface on crest or either face of the Perimeter Dike slope.

(d) General or concentrated seepage in the vicinity of or around any conduit through the Dike.

(e) Observed or suspected damage to the Liner system.

II.   Temporary Measures for Use of Design Freeboard to Prevent Release

(1) Temporary use of the Design Freeboard.

(a) Temporary use of the design Freeboard of a Perimeter Dike or a Gypsum Dike is authorized when the water level is at the design Freeboard and when such use is necessary to prevent the release of untreated Process Wastewater. Such use of the Freeboard shall only be allowed when a Third-Party Engineer has approved such use and when documentation demonstrating the continued safety and stability of the Dike is submitted to LDEQ and/or the EPA. Such documentation shall include a listing of any operational limitations or constraints recommended by the Third-Party Engineer as set forth in this Section together with confirmation that the owner/operator will comply with such recommendations. The Third-Party Engineer shall base his or her recommendations on:

1. An inspection of the Phosphogypsum Stack System;

2. Dike design and construction information;

53

Attachment E: Critical Conditions and Temporary Measures

3. Results of seepage and stability analyses (including monitoring of seepage pressures within the Dike if such monitoring is deemed necessary); and

4. Wind surge and wave run-up analyses.

(b) The report by the Third-Party Engineer shall specify conditions under which such use may be undertaken so as not to jeopardize the integrity of the Dike, such as:

1. Acceptable wind speeds in forecast;

2. Increased inspection frequencies; and

3. Weekly monitoring of piezometric levels within the mass of the Dike, if and as needed.

(c) The Third-Party Engineer shall reevaluate the Phosphogypsum Stack System each time use of the design Freeboard is proposed by the owner/operator. LDEQ and/or the EPA shall be informed of the proposed use and the Engineer’s recommendations prior to or within 24 hours of each such occurrence.

(2) If the Perimeter Dike of the Phosphogypsum Stack System is an above-grade Dike, the system may incorporate an emergency spillway to allow for the controlled release of Process Wastewater during emergencies and to avoid overtopping of the Perimeter Dike. The spillway shall be located so as to minimize the environmental impact of any release to the extent practicable. This provision shall not be deemed to authorize a discharge from the spillway and shall not be construed to limit LDEQ and/or the EPA’s exercise of enforcement discretion in the event that such discharge causes or contributes to a violation of applicable federal and/or state regulations.

III.  Requirements for Actively Operated Phosphogypsum Stack Systems

(1) When a critical condition is suspected during any inspection, the inspector shall ensure that a competent technical representative of the Phosphogypsum Stack System owner/operator is made aware of the condition immediately. If the existence of the critical condition is confirmed, LDEQ and/or the EPA shall be notified immediately. A written report of the condition and the actions proposed for its correction shall be made to LDEQ and/or the EPA within seven (7) days from the time existence of the critical condition is confirmed.

(2) Any of the following items shall be considered as indicating a critical condition that requires immediate investigation and may require emergency maintenance action:

(a) Concentrated seepage (e.g., springs or boils) on the face of a Phosphogypsum Stack slope, at the Toe of the slope, or beyond the Toe of slope with active signs of Piping at the point of seepage (e.g., a gypsum or soil cone or delta at the point of seepage).

(b) Evidence of slope instability including sloughing, bulging or heaving of the face of

54

Attachment E: Critical Conditions and Temporary Measures

the Phosphogypsum Stack or the Toe of the slope.

(c) Lateral movement or subsidence of the slope or crest of the Phosphogypsum Stack.

(d) Formation of new non-shrinkage cracks or enlargement of wide cracks in the surface of the slope or crest of the Phosphogypsum Stack.

(e) Observed or suspected damage to the Liner system.

(f) Drains discharging turbid water.

(g) Concentrated seepage (i.e., springs or boils) in the vicinity of a decant pipe.

IV.  Emergency Diversion Impoundment

(1) An owner/operator may temporarily use an Emergency Diversion Impoundment (EDI) in accordance with the State-issued permit to receive and store discharges of water from the Phosphogypsum Stack System to avoid safety-related problems and/or to avoid or reduce the unpermitted discharge of water from the Phosphogypsum Stack System to Surface Waters of the State.

(2) The 110 Acre Reservoir at the Uncle Sam facility is an EDI. The owner/operator shall apply for approval of any additional EDIs through the LDEQ Solid Waste permitting authority.

(3) The owner/operator must transport water to/from the EDI through an emergency spillway or by pumping where necessary.

(4) Following any emergency discharge into an EDI, and within 60 days after such discharge is initiated, the owner/operator shall submit a detailed remedial plan to LDEQ and/or EPA. After submission of the plan, the owner/operator will initiate all steps necessary in accordance with the plan to remove the discharge from the EDI and remediate the area if necessary to return that impoundment to its prior use.

55

Attachment E: Critical Conditions and Temporary Measures

ATTACHMENT F: DEFINITIONS FOR PURPOSE OF THE CONSENT DECREE

“25-year Rainfall Event” means a rainfall event which is characterized by a mean return period of twenty-five years, i.e., a rainfall event which has a 96% probability for not being exceeded during any given year.

“100-year Rainfall Event” means a rainfall event which is characterized by a mean return period of one hundred years, i.e., a rainfall event which has a 99% probability for not being exceeded during any given year.

“Active” means a Phosphogypsum Stack/system that currently receives Phosphogypsum and/or Process Wastewater.

“Aquifer” means a geologic formation, group of formations, or part of a formation capable of yielding a significant amount of Groundwater to wells, springs or Surface Water.

“Auxiliary Holding Pond (AHP)” means a lined storage pond, designated by the operator and approved by LDEQ and/or the EPA, typically used to hold untreated Process Wastewater. AHPs are intended to increase system storage above that otherwise provided by Cooling/Surge Ponds and are typically located within the footprint of a Phosphogypsum Stack System.

“Background Concentration” has the meaning stated in RECAP.

“Berm” means a shelf that breaks the continuity of the slope of an embankment in order to arrest the velocity of storm water flowing down the face and/or to enhance the stability of the embankment.

“Cooling/Surge Pond” means impounded areas within the Phosphogypsum Stack System, excluding settling compartments atop the Phosphogypsum Stack, that provide cooling capacity, surge capacity, or any combination thereof, for the phosphoric acid Process Wastewater recirculation system including Phosphogypsum Stack transport, runoff, and Leachate water from the Process Watershed.

“Compliance Concentration” has the meaning stated in RECAP. .

“Design Freeboard” means the vertical distance from the water surface, when water levels are at the Maximum Design Level, to the lowest elevation of the top of the surrounding Dike.

“Dike” means a barrier to the flow of Phosphogypsum and Process Wastewater which is constructed of naturally occurring soil (Earthen Dike) or of Phosphogypsum (Gypsum Dike) and which is a component of a Phosphogypsum Stack System.

“Disposal” means the discharge, deposit, injection, dumping, spilling, leaking, or placing of any Solid Waste into or upon any land or water so that such Solid Waste or any constituent thereof may enter other lands or be emitted into the air or discharged into any waters, including Groundwaters, or otherwise enter the environment.

“Drain” means a material more pervious than the surrounding fill which allows seepage water to Drain freely while preventing Piping or internal erosion of the fill material.

“Earthen Dike” means a barrier to the flow of Phosphogypsum and Process Wastewater which is constructed of naturally occurring soil and which is a component of a Phosphogypsum stack system.

“Emergency Diversion Impoundment (EDI)” means an earthen storage area, typically located outside the footprint of a Phosphogypsum Stack System, designated in the Facility’s site-specific water management plan to be used on a temporary basis when necessary to avoid an unpermitted Surface Water discharge resulting from Dike overtopping or other imminent and substantial endangerment identified in Attachment E: Critical Conditions and Temporary Measures.

“Engineer” means a person who holds a State-issued license as a Professional Engineer to

56

Attachment F: Definitions for the Purpose of the Consent Decree

engage in the practice of engineering.

“Facility” means the definition of “Facility” in the Consent Decree.

“Final Cover” means the materials used to cover the top and sides of a Phosphogypsum Stack upon closure.

“Freeboard” means the height of the lowest point on the dam or Dike crest, excluding the emergency spillway, above the highest adjacent liquid surface within the impoundment Freeboard shall be determined by generally accepted good engineering practices and shall include, at a minimum, evaluation of Wind Surge, Wave Height, and Wave Run-Up analyses, erosion protection measures, and protection of Dike integrity and inner rim-ditch geometry.

“Geomembrane” means a low-permeability synthetic membrane used as an integral part of a system designed to limit the movement of liquid or gas in the system.

“Groundwater” means water beneath the surface of the ground within a zone of saturation, whether or not flowing through known and definite channels.

“Groundwater Table” means the upper surface of a zone of saturation, where the body of Groundwater is not confined by an overlying impermeable zone.

“Gypsum Dike” means the outermost Dike constructed within the perimeter formed by a Starter Dike for the purpose of raising a Phosphogypsum Stack and impounding Phosphogypsum and/or Process Wastewater. This term specifically excludes any Dike inboard of a rim ditch, any partitions separating Phosphogypsum Stack compartments, or any temporary windrows placed on the Gypsum Dike. A Dike constructed out of Phosphogypsum that constitutes a Perimeter Dike shall be treated as a Perimeter Dike.

“Inactive” means a Phosphogypsum Stack System (i) for which a Temporary Deactivation has not been requested and approved, (ii) that is no longer receiving Phosphogypsum and/or Process Wastewater Process Wastewater, and (iii) in which the owner/operator does not deposit any significant quantity of Phosphogypsum within one year.

“Initial Phosphogypsum Stack System Closure Plan” means the conceptual closure plan that includes some basic elements needed to estimate closure costs and is consistent with the requirements of Appendix 1 (Operating and Closure Requirements for the Phosphoric Acid Production Industry), Attachment D, Section I.

“Inside Slope” means the face of the dam or Dike which will be in contact with the impounded liquids (upstream).

“Lateral Expansion” means the expansion, horizontally, of Phosphogypsum or Process Wastewater storage capacity beyond the permitted capacity (where applicable) and design dimensions of the Phosphogypsum Stack, or Cooling/Surge Ponds, and perimeter drainage conveyances at an existing Facility. Any Phosphogypsum Stack, Cooling/Surge Pond, or perimeter drainage conveyance which is constructed within 2000 feet of an existing Phosphogypsum Stack System, measured from the edge of the expansion nearest to the edge of the footprint of the existing Phosphogypsum Stack System, is considered a Lateral Expansion.

“Leachate” means a liquid or drainable pore water that has passed through or emerged from Phosphogypsum.

“Liner” means a continuous layer of low permeability natural or synthetic materials which controls the downward and lateral escape of waste constituents or Leachate from a Phosphogypsum Stack System.

“Log” means a written record maintained by the owner/operator of a Dike or a Phosphogypsum Stack System that contains a schedule of inspections of system components, the findings of such inspections, and any remedial measures taken in response to such findings.

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Attachment F: Definitions for the Purpose of the Consent Decree

“Maximum Design Level” means the maximum Process Wastewater elevation when the water level is at the operating design Freeboard for an impoundment as determined using generally accepted good engineering practices, or the minimum Freeboard allowed, for Perimeter Dikes. Generally accepted good engineering practices for determining the permitted operating design Freeboard includes, at a minimum, evaluation of Wind Surge, Wave Height, and Wave Run-Up analyses, erosion protection measures, and protection of Dike integrity and inner rim-ditch geometry.

“New Perimeter Dike” means a Perimeter Dike that is completed after the Effective Date of the Consent Decree.

“Operation Plan” means the Operation Plan required by this Consent Decree.

“Outside Slope” means the face of the dam or Dike which will not be in contact with the impounded liquids (downstream).

“Permanent Deactivation” means the Phosphogypsum Stack System (or component thereof) has ceased receiving and will no longer receive Phosphogypsum and/or Process Wastewater generated from phosphoric acid production operations.

“Perimeter Dike” means the outermost Earthen Dike surrounding a Phosphogypsum Stack System that has not been closed or any other Earthen Dike, the failure of which could cause a release of Process Wastewater outside the Phosphogypsum Stack System. In the case of a vertical expansion, the HDPE lined outermost Dike shall also be considered a Perimeter Dike, even if it is a constructed with Phosphogypsum, if its failure could cause a release of Process Wastewater outside the Phosphogypsum Stack System.

“Permanent Phosphogypsum Stack System Closure Plan” means the plan for Stack System Closure submitted at or prior to closure and prepared in accordance with the requirements of Appendix 1 (Operating and Closure Requirements for the Phosphoric Acid Production Industry), Attachment D, Section III.

“Phosphogypsum” means calcium sulfate and byproducts produced by the reaction of sulfuric acid with phosphate rock to produce phosphoric acid. Phosphogypsum is a Solid Waste within the definition of Section 1004(27) of RCRA, 42 U.S.C. § 6903(27).

“Phosphogypsum Stack” means any defined geographic area associated with a phosphoric acid production plant in which Phosphogypsum is disposed of or stored, other than within a fully enclosed building, container or tank.

“Phosphogypsum Stack System” means the defined geographic area associated with the phosphoric acid production plant in which Phosphogypsum and Process Wastewater is disposed of or stored, together with all pumps, piping, ditches, drainage conveyances, water control structures, collection pools, Cooling/Surge Ponds (including former Cooling/Surge ponds that have been converted to lime treatment sludge ponds), Auxiliary Holding Ponds, Regional Holding Ponds, and any other collection or conveyance system associated with the Transport of Phosphogypsum from the phosphoric acid plant to the Phosphogypsum Stack, its management at the Phosphogypsum Stack, and the Process Wastewater return to the phosphoric acid production. This definition specifically includes Toe Drain systems and ditches and other Leachate collection systems, but does not include conveyances within the confines of the phosphoric acid or fertilizer production plant(s) or Emergency Diversion Impoundments used in emergency circumstances caused by rainfall events of high volume or duration for the temporary storage of Process Wastewater to avoid discharges to Surface Waters of the state.

“Piping” means progressive erosion of soil or solid material within the dam or Dike, starting downstream and working upstream, creating a tunnel into the dam or Dike. Piping occurs when

58

Attachment F: Definitions for the Purpose of the Consent Decree

the velocity of the flow of seepage water is sufficient for the water to Transport material from the embankment.

“Point of Compliance” has the meaning stated in RECAP.

“Point of Exposure” has the meaning stated in RECAP.

“Pollution” means the presence in the outdoor atmosphere or waters of the state of any substances, contaminants, or man-made or man-induced alteration of the chemical, physical, biological or radiological integrity of air or water in quantities or levels which are or may be potentially harmful or injurious to human health or welfare, animal or plant life, or property, including outdoor recreation.

“Process Wastewater” means “Process Wastewater from Phosphoric Acid Production.”

“Process Wastewater from Phosphoric Acid Production.” The following wastestreams constitute Process Wastewater from phosphorus acid production: water from phosphoric acid production operations through concentration to the First Saleable Product1; process wastewater generated from Upstream Operations2 that is used to Transport Phosphogypsum to the Phosphogypsum Stack; Phosphogypsum Stack runoff; process wastewater generated from the uranium recovery step of phosphoric acid production; process wastewater from non-ammoniated animal feed production (including defluorination, but excluding animal feed production) operations that qualify as mineral processing operations based on the definition of mineral processing that the Agency finalized on September 1, 1989, and process wastewater from superphosphate production that involves the direct reaction of phosphate rock with dilute phosphoric acid with a concentration less than Merchant Grade Acid [see 55 Fed. Reg. 2328, January 23, 1990].

“Process Watershed” means the aggregate of all areas that contribute to or generate additional Process Wastewater from direct precipitation, rainfall runoff, or Leachate to a Phosphogypsum Stack, Process Wastewater Cooling/Surge Ponds, or any other storage, collection, or conveyance system associated with the Transport of Phosphogypsum or Process Wastewater for a particular Phosphogypsum Stack System.

“Qualified Company Employee” means an employee trained specifically in the area of their job duties.

“RECAP” means LDEQ’s Risk Evaluation/Corrective Action Program (Oct. 20, 2003 and updates thereof) adopted and incorporated by reference in LAC 33:I.1307.

“Regional Holding Pond” means a Lined storage pond approved by the state agency before use that is typically constructed for the purpose of temporarily storing Process Wastewater from more than one Facility.

“Run-Off” means any rainwater, Leachate, or other liquid that drains over land from any part of a Facility.

“Run-On” means any rainwater, Leachate, or other liquid that drains over land onto any part of a Facility.

“Soil Liner” means a Liner constructed from naturally occurring earthen material. This definition expressly excludes any Liner constructed of synthetic material or Phosphogypsum.

“Solid Waste” means any garbage, or refuse, sludge from a wastewater treatment plant, water supply treatment plant, or air pollution control Facility and other discarded material, including

1 First Saleable Product is defined in the Consent Decree, Section III, Paragraph l.

2 Upstream Operations is defined in the Consent Decree, Section III, Paragraph hh.

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Attachment F: Definitions for the Purpose of the Consent Decree

solid, liquid, semi-solid, or contained gaseous material resulting from industrial, commercial, mining, and agricultural operations.

“Stack System Closing” means the time at which a Phosphogypsum Stack System ceases to accept wastes, and includes those actions taken by the owner/operator of the Facility to prepare the system for any necessary monitoring and maintenance after closing.

“Stack System Closure” means the cessation of operation of a Phosphogypsum Stack System and the act of securing such a system, including the installation of a Liner, so that it will pose no significant threat to human health or the environment. This includes Phosphogypsum Stack System Closing, long-term care (i.e., monitoring and maintenance) and water management activities associated with Phosphogypsum Stack System Closing and long-term care activities.

“Starter Dike” means the initial Dike constructed at the base of a Phosphogypsum Stack to begin the process of storing Phosphogypsum.

“Statistically Significant” means that a result is not likely to be due to chance alone. For purposes of this Attachment, a significance level of 0.05 or 0.01 should be used in determining statistical significance.

“Storage” means the containment of wastes, either on a temporary basis or for a period of years, in such a manner as not to constitute Disposal of such wastes.

“Surface Water” has the meaning stated in RECAP.

“Temporary Deactivation” means a Phosphogypsum Stack System that will cease or has ceased to accept deposits of Phosphogypsum and/or Process Wastewater on a temporary basis and for which a demonstration has been made in writing to, and approved by, the LDEQ in consultation with EPA, that the Phosphogypsum Stack System is reasonably expected to become Active within an estimated time period.

“Third-Party Engineer” means an Engineer who is not an employee of any entity that owns or operates a phosphate mine or Facility.

“Toe” means the Toe of the dam or Dike is the junction between the face of the dam or Dike and the adjacent terrain.

“Toe Drain” is a wedge-shaped Drain supporting the downstream Toe of the dam.

“Transport” means the movement of wastes from the point of generation to any intermediate points, and finally to the point of ultimate Storage or Disposal.

“Waters” include, but are not limited to, rivers, lakes, streams, springs, impoundments, and all other waters or bodies of water, including fresh, brackish, saline, tidal, surface or underground waters. Waters owned entirely by one person other than the state are included only in regard to possible discharge on other property or water. Underground waters include, but are not limited to, all underground waters passing through pores of rock or soils or flowing through in channels, whether manmade or natural.

“Wave Height” means the average height of the waves that may be determined for design purposes as a function of sustained wind speed, effective fetch length, and wind duration. Sustained wind speed shall be determined based on either an estimated 100-year return frequency wind speed adjusted to a sustained wind speed for a 10-minute duration, or a 110 miles per hour (mph) fastest-mile wind speed for locations within 25 miles of the seacoast and a 95 mph fastest-mile wind speed at other inland locations where the fastest-mile wind speeds are adjusted to a sustained wind speed for a 10-minute duration.

“Wave Run-up” means the difference in vertical height between the maximum elevation attained by wave run up or uprush on a slope and the still water elevation at the inboard Toe of the slope.

“Wetlands” means those areas that are defined in 40 C.F.R. § 232.2. Wetlands include, but are

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Attachment F: Definitions for the Purpose of the Consent Decree

not limited to, swamps, marshes, bogs, and similar areas.

“Wind Surge” means the vertical rise in base water-surface elevation, exclusive of the Wave Height, above the still water elevation, caused by wind-induced stresses and mounding of the water surface in the leeward direction.

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Attachment F: Definitions for the Purpose of the Consent Decree

APPENDIX 1- OPERATING AND CLOSURE REQUIREMENTS FOR THE PHOSPHORIC ACID PRODUCTION INDUSTRY AT MOSAIC UNCLE SAM AND MOSAIC FAUSTINA

Attachment G: Phosphogypsum Stack System Permanent Closure Application

PART I – INSTRUCTIONS

Phosphogypsum Stack Systems must be closed pursuant to the Consent Decree entered in the United States of America v.                     (Court Name, Civil Action Number:            ), Appendix 1, Attachment D and in accordance with conditions set forth in the Consent Decree. The applicant shall complete and submit this form, certified by the applicant and its Engineer, along with its application for closure of a Phosphogypsum Stack System. This form should be typed or printed. If additional space is needed, separate, properly identified sheets of paper may be attached. All blanks shall be filled or modified N/A (not applicable).

In addition to the information listed on this form, the applicant shall submit all information necessary to evaluate the proposed closure plan to ensure the Phosphogypsum Stack System will pose no significant threat to public health or the environment. A minimum of four copies of this application (preferably in a large binder) shall be submitted to the appropriate LDEQ and Regional Office of the U.S. EPA. Please complete applicable sections of the application for the type of Facility involved.

PART II - GENERAL INFORMATION

(1) Application for permanent closure:	☐ Phosphogypsum Stack;	☐ Cooling/Surge Ponds;	☐ other

(2) Facility name:

(3) Facility RCRA EPA ID No.:

(4) Facility location (main entrance):

(5) Location coordinates: Latitude ° ’ ” Longitude ° ’ ”

Section Township Range UTMs: Zone km E km N

(6) Applicant Name (Operating Authority):

Street Address & P. O. Box:

City:	County:	Zip:

Contact Person: Name	Phone:

Email:

(7) Authorized Agent/Consultant Name:

Contact Person Name:	Phone:

Email:

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Attachment G: Phosphogypsum Stack System Permanent Closure Application

Street Address & P. O. Box:

City:	County:	Zip:

Land Owner (if different from applicant):

Address of Landowner: Street & P. O. Box:

City:	County:	Zip:

PART III - CLOSURE GENERAL REQUIREMENTS

APPLICATIONS AND SUPPORTING INFORMATION SHALL INCLUDE THE FOLLOWING:

	Completeness Check	Binder Location

(1) Four copies of the completed application form, all supporting data and reports	☐

(2) A letter of transmittal to the LDEQ and the EPA	☐

(3) A table of contents listing the main section of the application	☐

(4) The application fee where applicable, in check or money order payable to the LDEQ	☐

(5) Engineer certification	☐

(6) Engineer’s letter of appointment if applicable	☐

(7) Closure plan, Consent Decree Appendix 1, Attachment D	☐

(8) Copy of any lease agreement, transfer of property agreement with right of entry for long-term care, or any other agreement between operator and property owner by which the closing and long-term care of the Facility may be affected

☐

PART IV - CLOSURE PLAN REQUIREMENTS

The following information items must be included in the application or an explanation given if they are not applicable. These are general references. Please see Appendix 1 for the complete requirements of each section.

	Completeness Check	Binder Location

(1) General Information Report [Consent Decree Appendix 1, Attachment D, III, (2)]	☐

(a) Identification of the Phosphogypsum Stack System	☐

(b) Name, address, and phone number of primary contact person	☐

63

Attachment G: Phosphogypsum Stack System Permanent Closure Application

	Completeness Check	Binder Location

(c) Name of person(s) or consultants preparing closure plan	☐

(d) Present property owner(s) and operator	☐

(e) Locations of main entrance or operators office of the Phosphogypsum Stack System by: township, range, section and latitude and longitude	☐

(f) Total acreage of Phosphogypsum Stack System and total acreage of Facility property	☐

(g) Legal description of property on which the Phosphogypsum Stack system is located	☐

(h) History of Phosphogypsum Stack System construction and operations	☐

(2) Area Information Report [Consent Decree Appendix 1, Attachment D, III, (3)]	☐

(a) Topography	☐

(b) Hydrology	☐

(c) Geology	☐

(d) Hydrogeology	☐

(e) Ground and Surface Water quality	☐

(f) Land use information	☐

(3) Ground water monitoring plan containing site specific information [Consent Decree Appendix 1, Attachment D, III, (4)]	☐

(4) Assessment of the effectiveness of existing Phosphogypsum system design and operation [Consent Decree Appendix 1, Attachment D, III, (5)]	☐

(a) Effectiveness and results of ground water investigation	☐

(b) Effects of Surface Water runoff, drainage pattern and existing storm water control	☐

	Completeness Check	Binder Location

(5) Performance Standards [Consent Decree Appendix 1, Attachment D, III, (6)]	☐

(a) Approach used for:

64

Attachment G: Phosphogypsum Stack System Permanent Closure Application

1. Controlling, minimizing or eliminating the post closure escape of Phosphogypsum, Process Wastewater, Leachate, and contaminated runoff to ground and Surface Waters	☐

2. Minimizing Leachate generation	☐

3. Detecting, collecting, and removing Leachate and Process Wastewater efficiently from the Phosphogypsum Stack System and promoting drainage of Process Wastewater from the Phosphogypsum Stack	☐

4. Minimizing the need for further maintenance	☐

(b) Discussion of approach used to ensure that the Final Cover system is designed to protect human health and the environment:

1. Promoting drainage off the Phosphogypsum Stack	☐

2 Minimizing ponding	☐

3. Minimizing erosion	☐

4. Minimizing infiltration into the Phosphogypsum Stack	☐

5. Functioning with little or no maintenance	☐

(c) Closure of ponds and drainage conveyances storing Process Wastewater	☐

(6) Closure design plan [Consent Decree Appendix 1, Attachment D, III, (7)]	☐

(a) Phasing of site closing	☐

(b) Existing topography and proposed final grades	☐

(c) Final Cover installation plans	☐

(d) Type of Leachate control system proposed	☐

(e) Compliance with ground water protection requirements of the LDEQ	☐

(f) Proposed method of stormwater control	☐

(g) Proposed method of access control	☐

	Completeness Check	Binder Location

(h) Proposed final use of Phosphogypsum Stack System property	☐

(7) Closure construction quality assurance plan [Consent Decree Appendix 1, Attachment D, III, (8)]	☐

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Attachment G: Phosphogypsum Stack System Permanent Closure Application

(a) Listing of personnel involved in closure construction and quality assurance activities	☐

(b) Scope of work	☐

(c) Outline of construction activities	☐

(d) Quality assurance methods and procedures	☐

(e) Test results	☐

(f) Record drawings	☐

(8) Closure Operation Plan [Consent Decree Appendix 1, Attachment D, III, (9)]	☐

(a) Describe actions which will be taken to close the Phosphogypsum Stack system	☐

(b) Time schedule for completion of closure and long term care	☐

(c) Equipment and personnel needs to complete closure	☐

(d) Appropriate references to design closure plan	☐

(e) Proposed use of the system for water storage or water management	☐

(9) Engineer certification [Consent Decree Appendix 1, Attachment D, III, (10)]	☐

PART V - CERTIFICATION BY APPLICANT AND ENGINEER

(1) Applicant

The undersigned applicant or authorized representative* of                                                          is aware that statements made in this form and the attached information are an application for closure approval from the LDEQ and/or the EPA and certifies that the information in this application is true, correct and complete to the best of his knowledge and belief. Furthermore, the undersigned agrees to comply with the requirements of Attachment D of Appendix 1 (Closure Requirements for the Phosphoric Acid Production Industry) of the Consent Decree (Court Name, Civil Action No:.                     ).

*Attach letter of authorization if representative
is not the owner or a corporate officer.

Signature of Applicant or Authorized Representative

Name and Title

Date Signed:

66

Attachment G: Phosphogypsum Stack System Permanent Closure Application

(2) Professional Engineer, registered in                 or Public Officer as required in [State code].

This is to certify that the engineering features of this Facility’s Permanent Closure Plan have been designed/examined by me and found to conform to engineering principles applicable to such facilities. In my professional judgment, this Facility’s Permanent Closure Plan, when properly executed, will comply with the requirements of Attachment D of Appendix 1 of the Consent Decree (Civil Action No:.                 ). It is agreed that the undersigned will provide the applicant with a set of instructions of proper maintenance and closure of the Facility.

Signature	Mailing Address

Name and Title (Please type)	City, State, Zip Code

State Registration Number	Telephone Number (including area code)

(Please affix seal)

Date Signed

67

Attachment G: Phosphogypsum Stack System Permanent Closure Application

APPENDIX 2

APPENDIX 2: FINANCIAL ASSURANCE

This Appendix sets forth the obligations of Defendant to secure and maintain Financial Assurance, as required under Paragraph 25 of the Consent Decree, including schedules and notice requirements. Submittals requiring EPA approval shall be submitted pursuant to Section V (Compliance), Paragraphs 27-31, and Section XV (Notices) of the Consent Decree. “EPA approval” or “determination” as used in this Appendix shall encompass the approval or determination by LDEQ and such approval or determination may be transmitted by either EPA or LDEQ. An EPA approval or determination shall be subject to dispute resolution pursuant to Section XI (Dispute Resolution) of the Consent Decree, including judicial review, unless this Appendix specifies otherwise. The standard of review regarding any EPA approval or determination under this Appendix (including requirements incorporated by reference) shall be governed by Paragraph 81.a of the Consent Decree. If, in situations where judicial review is not precluded by this Appendix, Mosaic seeks but does not prevail on judicial review of such EPA approval or determination, Mosaic shall pay all costs incurred by the United States and LDEQ in connection with such judicial review, including attorneys’ fees.

Any modification of a time period specified by this Appendix or its Attachments is a non-material modification for purposes of Section XVIII (Modification) of the Consent Decree and may be modified by written agreement of the Parties.

Under this Appendix, when required to provide an originally signed certification by the Chief Financial Officer (“CFO”), unless otherwise specified, another designated corporate officer may provide the signed certification if authority to sign has been assigned or delegated in accordance with corporate procedures and bylaws (“duly designated corporate officer”). Defendant shall use the form provided in Attachment A (“CFO Certification”) of this Appendix for this certification.

I. Definitions

Except as otherwise provided in this Appendix, definitions for the terms presented herein shall be incorporated from LAC 33:V.3703.1 Whenever the terms set forth below are used in this Appendix, the definitions set forth below shall apply. However, the Parties are not bound by these definitions in connection with any matter not relating to Financial Assurance under this Consent Decree.

“Affiliate” shall have the same meaning as set forth in the Statement of Financial Accounting Standards No. 57, Appendix B (Glossary) (Financial Accounting Standards Board - Original Pronouncements, as amended): “A party that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with the enterprise.”

“Anniversary Date” shall mean the annual anniversary of the date that Financial Assurance is provided unless otherwise stated in this Appendix. The Anniversary Date for a Self-Assurance

1 Louisiana has promulgated financial assurance regulations which have been approved by the U.S. Environmental Protection Agency as part of the State-authorized hazardous waste program under the Resource Conservation and Recovery Act, 42 U.S.C. § 6926.

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Mosaic Appendix 2

Mechanism shall be ninety (90) Days after the end of the Defendant’s fiscal year. As specified in Paragraph 29.d, the Anniversary Date for Financial Assurance provided pursuant to Paragraph 10.a.(1)(c) shall be March 31.

“Assets” shall mean all existing and all probable future economic benefits obtained or controlled by a particular entity, as represented on the company’s Independently Audited balance sheet.

“Assets located within the United States” shall mean the sum of all Assets located in the United States.

“Certified Public Accountant” or “CPA” shall mean an accountant who has demonstrated the requisite certification requirements of the American Institute of Certified Public Accountants (“AICPA”) and met all statutory and licensing requirements of the State in which (s)he works.

“Closing Facility” shall mean Faustina, as referenced in Paragraph 8(n) of the Consent Decree.

“Closure Plan” shall mean the plan (including, as applicable, the Initial Closure Plan or Permanent Closure Plan) prepared for Phosphogypsum Stack System Closure, Long Term Care, and associated Water Management activities, in accordance with the requirements of Appendix 1, Attachment D of the Consent Decree.

“Control” shall have the same meaning as set forth in the Statement of Financial Accounting Standards No. 57, Appendix B (Glossary) (Financial Accounting Standards Board - Original Pronouncements, as amended): “The possession, direct or indirect, of the power to direct or cause the direction of management and policies of an enterprise through ownership, by contract, or otherwise.”

“Corrective Action” shall have the meaning set forth in the Consent Decree.

“Corrective Action Cost Estimate” shall mean the estimate of the costs at a Facility for Plan Work as set forth in Section IV (Corrective Action) of this Appendix.

“Cost Estimate” shall mean the estimate of the costs for Phosphogypsum Stack System Closure and Long Term Care at a Facility as set forth in Section II of this Appendix. With respect to Faustina, Phosphogypsum Stack System Closure for purposes of this definition of Cost Estimate shall encompass only the closure of: (i) the DAP Recycle Pond and (ii) Cell 38 associated with Pond 11.

“Current Assets” or “CA” shall mean cash or other assets or resources reasonably expected to be realized within one (1) year during the normal operating cycle of the business, as represented on the company’s Independently Audited balance sheet.

“Current Dollars” shall mean U.S. dollars in the year actually received or paid, unadjusted for price changes or inflation.

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Mosaic Appendix 2

“Current Liabilities” or “CL” shall mean obligations that are reasonably expected to be repaid within one (1) year using existing resources classified as Current Assets, as represented on the company’s Independently Audited balance sheet.

“Current Ratio” shall mean Current Assets divided by Current Liabilities (“CA/CL”).

“Debt-to-Equity Ratio” shall mean the total Liabilities divided by Net Worth (“TL/NW”).

“Defendant” shall mean Mosaic Fertilizer, LLC.

“Environmental Obligations” shall mean obligations both in programs that EPA directly operates, and in programs where EPA has delegated authority to the State or approved a State’s program, that are assured through the use of a financial test and/or guarantee. These obligations include, but are not limited to: liability, closure, post-closure and corrective action cost estimates for hazardous waste treatment, storage, and disposal facilities pursuant to 40 C.F.R. §§ 264.101, 264.142, 264.144, 264.147, 265.142, 265.144 and 265.147; cost estimates for municipal solid waste management facilities pursuant to 40 C.F.R. §§ 258.71, 258.72 and 258.73; cost estimates for industrial or commercial waste facilities; current plugging and abandonment cost estimates for underground injection control facilities pursuant to 40 C.F.R. § 144.62; cost estimates for petroleum underground storage tanks pursuant to 40 C.F.R. § 280.93; cost estimates for PCB facilities pursuant to 40 C.F.R. § 761.65; any financial assurance required under, or as part of an action under, the Comprehensive Environmental Response, Compensation, and Liability Act; and any other environmental obligation assured through a financial test and/or guarantee.

“Exchange” shall mean a place where securities are traded (e.g., New York Stock Exchange).

“Facility” or “Facilities” shall mean Faustina and Uncle Sam, as defined in Paragraph 8(n) of the Consent Decree.

“Financial Assurance” shall mean a written demonstration of financial capability or establishment of a Financial Mechanism (i.e., Third-Party Mechanism(s) or Self-Assurance Mechanism(s)), in compliance with the terms of this Appendix, to implement Phosphogypsum Stack System Closure and Long Term Care in an amount at least equal to the initial Cost Estimate or Updated Cost Estimate, and to provide for Third-Party Liability and Corrective Action as required under this Appendix.

“Financial Assurance Delta” shall mean the Total Cost Estimate less the sum of: (1) the most recent value of the Louisiana Phosphogypsum Trust Fund established in accordance with Appendix 2 of this Consent Decree as represented by the Trustee in its most recent valuation statement to the Grantor, (2) the most recent value of the Florida Phosphogypsum Trust Fund established in accordance with Appendix 2 of the Consent Decree, [insert Consent Decree name and designation], (the “Florida Consent Decree”) as represented by the Trustee in its most recent valuation statement to the Grantor, and (3) the aggregate value of any other Third-Party Mechanism secured to establish Financial Assurance in accordance with Appendix 2 of the two Consent Decrees.

3

Mosaic Appendix 2

“Financial Mechanism” shall mean those mechanisms or instruments specified in this Appendix used to secure funding for an obligation under the Consent Decree.

“GAAP” shall mean U.S. Generally Accepted Accounting Principles.

“Guarantee” or “Corporate Guarantee” shall mean an agreement in which a second entity assumes responsibility for providing the resources to perform (e.g., alternate Financial Assurance) and/or the performance of an obligation if the entity primarily liable fails to perform as set forth in this Appendix 2. The entity providing the Guarantee is the Guarantor.

“Immediate Family” shall have the same meaning as set forth in the Statement of Financial Accounting Standards No. 57, Appendix B (Glossary) (Financial Accounting Standards Board - Original Pronouncements, as amended): “Family members whom a principal owner or a member of management might control or influence or by whom they might be controlled or influenced because of a family relationship.”

“Independent Attorney” shall mean an attorney hired by Defendant to provide the opinion required by Paragraph 10.f. of this Appendix. The Independent Attorney must be licensed and in good standing, have expertise in the areas of law for which the opinion is being rendered, free of control by Defendant (or Defendant’s Guarantor or Related Party), and able to exercise his or her judgment as to the required opinion. Defendant shall waive any claim of attorney-client privilege or work-product doctrine in connection with the Independent Attorney’s provision of the opinion required by Paragraph 10.f., and shall provide EPA with any requested support for the Independent Attorney’s opinion.

“Independent Audit” shall mean an independent assessment (audit) of the fairness by which a company’s financial statements are presented by its management in conformance with GAAP. The audit must be performed by an independent Certified Public Accountant and conform to U.S. Generally Accepted Auditing Standards (“GAAS”). An Independently Audited financial statement is a financial statement that has been subject to such an Independent Audit.

“Intangible Assets” or “IA” shall mean identifiable non-monetary assets lacking physical substance, as defined under GAAP and as accounted for in the company’s Independently Audited financial statements, including but not limited to patents, copyrights, franchises, goodwill, trademarks, and trade names.

“Investment Grade” shall mean a Long-Term Issuer Credit Rating of BBB, or long-term Corporate Family Rating of Baa2, or equivalent, or above assigned by Nationally Recognized Statistical Rating Organization (“NRSRO”).

“Liabilities” shall mean all probable future sacrifices of economic benefits arising from present obligations to transfer assets or provide services to other entities in the future as a result of past transactions or events, as represented on the company’s Independently Audited balance sheet.

“Liquidity Buffer” shall mean the sum of the cash balances and unutilized committed lines of credit of Defendant, its parent and affiliates.

4

Mosaic Appendix 2

“Long Term Care” shall mean those activities required pursuant to Appendix 1, Attachment D, including associated Water Management activities, and shall be substituted for “post-closure” in LAC 33:V. Chapter 37.

“Louisiana Financial Assurance Delta” shall mean the Total Louisiana Cost Estimate less the sum of: (1) the most recent value of the Louisiana Phosphogypsum Trust Fund established in accordance with Appendix 2 of this Consent Decree and as represented by the Trustee in its most recent valuation statement to the Grantor and (2) the aggregate value of any other Third-Party Mechanism secured to establish Financial Assurance in accordance with this Appendix.

“Management” shall have the same meaning as set forth in the Statement of Financial Accounting Standards No. 57, Appendix B (Glossary) (Financial Accounting Standards Board - Original Pronouncements, as amended): “Persons who are responsible for achieving the objectives of the enterprise and who have the authority to establish policies and make decisions by whose objectives are to be pursued. Management normally includes members of the board of directors, the chief executive officer, chief operating officer, vice president in charge of the principal business functions (such as sales, administration, or finance), and other persons who perform similar policymaking functions. Persons without formal titles also may be members of management.”

“Net Present Value” or “NPV” shall mean the total present value of a time series of cash flows.

“Net Worth” shall mean total Assets minus total Liabilities and is equivalent to shareholder’s (or owner’s) equity, as represented on the company’s Independently Audited balance sheet.

“Non-U.S. Corporation” shall mean a legal entity, chartered by a State or government outside the continental United States, Alaska, Hawaii, or U.S. territories.

“Operating Cash Flow” shall mean the net cash provided by operating activities, as determined on a consolidated basis, as accounted for pursuant to GAAP, and as represented on a company’s Independently Audited consolidated statements of cash flows (also referred to as “cash flows provided by operations” or “cash flow from operating activities”).

“Operating Facility” shall mean Uncle Sam, as referenced in Paragraph 8(n) of the Consent Decree.

“Plan Work” shall mean the work required to implement any Risk Assessment Plan, Corrective Action Plan, or Interim Measures Plan pursuant to Paragraphs 17 through 19 of Attachment A of Appendix 1 or pursuant to an agreement entered into, or permit or Order issued, by LDEQ, or any corrective action assessment for the Zone of Discharge, pursuant to Section D of Attachment B of Appendix 1. Plan Work is part of the Work required under the Consent Decree.

“Principal Owners” shall have the same meaning as set forth in the Statement of Financial Accounting Standards No. 57, Appendix B (Glossary) (Financial Accounting Standards Board -

5

Mosaic Appendix 2

Original Pronouncements, as amended): “Owners of record or known beneficial owners of more than 10 percent of the voting interest of the enterprise.”

“Phosphogypsum Stack System Closure” shall mean the closure of the Phosphogypsum Stack System and associated Water Management activities required pursuant to Appendix 1, Attachment D, and shall be substituted for “closure” in LAC 33:V. Chapter 37.

“Related Party” or “Related Parties” shall have the same meaning as set forth in the Statement of Financial Accounting Standards No. 57, Appendix B (Glossary) (Financial Accounting Standards Board - Original Pronouncements, as amended) as that standard may hereafter be modified, which standard currently provides: “Affiliates of the enterprise; entities for which investments in their equity securities would, absent the election of the fair value option under FASB Statement No. 159, The Fair Value Option for Financial Assets for Financial Assets and Financial Liabilities, be required to be accounted for by the equity method by the enterprise; trusts for the benefit of employees, such as pension and profit-sharing trusts that are managed by or under the trusteeship of management; principal owners of the enterprise; its management; members of the immediate families of principal owners of the enterprise and its management; and other parties with which the enterprise may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. Another party also is a related party if it can significantly influence the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting parties and can significantly influence the other to an extent that one or more of the transacting parties might be prevented from fully pursuing its own separate interests.”

“Representation and Certification” shall mean a document signed by the Guarantor’s CFO as required in Section VIII of this Appendix.

“Self-Assurance Mechanism” shall mean a corporate financial test or a corporate guarantee as set forth in this Appendix.

“Substantial Business Relationship” shall mean the extent of a business relationship necessary under applicable State law to make a guarantee contract issued incident to that relationship valid and enforceable. A “substantial business relationship” must arise from a pattern of recent or ongoing business transactions, in addition to the guarantee itself, such that a currently existing business relationship between the guarantor and the owner or operator is demonstrated to the satisfaction of EPA.

“Tangible Assets” shall mean total Assets minus Intangible Assets.

“Tangible Assets located within the United States” shall mean the sum of all Tangible Assets located in the United States.

“Tangible Net Worth” or “TNW” shall mean total Assets minus Intangible Assets and minus total Liabilities (“(TA-IA)-TL”).

6

Mosaic Appendix 2

“Third Party” shall mean a party that is not a Related Party or a party with a Substantial Business Relationship to the Defendant.

“Third-Party Mechanism” shall mean a trust fund, surety bond, letter of credit, or insurance as set forth in this Appendix.

“Total Cost Estimate” shall mean the sum of the Total Louisiana Cost Estimate plus the Total Florida Cost Estimate, as the latter term is defined in Appendix 2 to the Florida Consent Decree.

“Total Louisiana Cost Estimate” shall mean the sum of the initial Cost Estimates, and thereafter, the sum of the Updated Cost Estimates, for all Phosphogypsum Stack System Closure and Long Term Care activities for all Operating and Closing Facilities, plus five percent (5%) of that cost.

“Trust Agreement” shall mean a signed document that establishes a trust fund. A trust fund is a mechanism in which legal title to property (e.g., cash, investment securities) is transferred from Mosaic Fertilizer, LLC (the “Grantor”) to another party (the “Trustee”) who will hold and administer the property for the benefit of EPA and LDEQ (the “Beneficiaries”).

“Updated Cost Estimate” shall mean a Cost Estimate updated pursuant to Paragraph 4 of this Appendix 2.

“Water Management” shall mean the water management and groundwater monitoring activities required by Appendix 1, Attachment D.

II. Cost Estimate

1.         Unless Defendant has provided the following submission to EPA prior to the Lodging of the Consent Decree and such submission has already been approved by EPA, within thirty-five (35) Days of the Lodging of this Consent Decree, Defendant shall submit to EPA for approval its initial Cost Estimate. In such case, and if the United States thereafter moves for entry of the Consent Decree, such motion shall be deemed approval of such initial Cost Estimate.

a.         The initial Cost Estimate, except as set out below in Paragraph 1.b for Financial Assurance being provided pursuant to Paragraph 10.a(1)(c), shall include a detailed written Cost Estimate for Phosphogypsum Stack System Closure and Long Term Care for each Facility, including but not limited to the cost of cover material, topsoil, seeding, fertilizing, mulching, labor, land surface care, and groundwater monitoring, collection and analysis and any other costs of compliance with Appendix 1, Attachment D. The Cost Estimate shall be calculated based on the point in time when the manner and extent of the operation of the Phosphogypsum Stack System would make the Phosphogypsum Stack System Closure and Long Term Care the most expensive. All Cost Estimates shall be based on what it would cost to hire a Third Party to complete Phosphogypsum Stack System Closure and Long Term Care in that year, except as provided in Paragraph 1.c., below. Defendant shall include as part of its initial Cost Estimate the information specified in Attachments B and C of this Appendix.

b.         If Defendant is providing Financial Assurance in accordance with Paragraph 10.a(1)(c), then the initial Cost Estimate shall consist of a written Cost Estimate in the form specified in Attachments B and C. The Cost Estimate shall be calculated based on the December

7

Mosaic Appendix 2

2011 configuration of the Phosphogypsum Stack System(s) at the Operating Facility and Closing Facility (“Operating and Closing Facilities”) with the configuration of the Phosphogypsum Stack Systems for the Operating and Closing Facilities being updated every five (5) years thereafter (e.g., December 2016, December 2021). All Cost Estimates shall be based on what it would cost to hire a Third Party to complete Phosphogypsum Stack System Closure and Long Term Care in that year, except as provided in Paragraph 1.c., below.

c.         Subject to the conditions for access set forth below, Defendant may, if the conditions of this Paragraph 1.c. are met, provide a Cost Estimate that includes a cost for soil from a borrow area at the Facility, based on information provided by the Defendant describing the soil borrow areas to be used (e.g., location), in lieu of the cost to obtain soil from a Third Party. In that event, Defendant agrees that the United States and LDEQ, in addition to their right to Financial Assurance as set forth in the Consent Decree, shall have the same legal right of access to and use of such soil, and any equipment necessary to access and process such soil, as Defendant would have. Defendant shall confirm with its Updated Cost Estimate submittal required under Paragraph 4, below, that the United States and LDEQ continue to have a right to access and use the soil, that the soil available is sufficient for closure of the Phosphogypsum Stack System, and that Defendant knows of no reasons as to why the United States and LDEQ, or their representatives, could not have access to and use of the borrow area(s) and soil. If, for any reason, Defendant or EPA determines that such access cannot be had, or that the available soil in the borrow area is insufficient for closure of the Phosphogypsum Stack System, then Defendant in its next annual Updated Cost Estimate or ninety (90) Days prior to Phosphogypsum Stack System Closure shall submit to EPA a revised Cost Estimate recalculating the soil cost either: (i) based on the cost of soil from a substitute borrow area at the Facility; (ii) based on the cost of soil and transportation from a substitute borrow area in the vicinity of the Facility on property owned by Mosaic Fertilizer, LLC; or (iii) if such substitute borrow area is not available, as a cost of a Third Party buying the soil for closure of the Phosphogypsum Stack System, and shall provide any additional or alternative Financial Assurance necessary to cover this cost. If Defendant has established Financial Assurance pursuant to Paragraph 10.a(1)(c) of this Appendix, then such additional cost shall be covered by the Corporate Guarantee until such time as the trust fund is fully funded. Nothing in this Paragraph 1.c. shall be construed as transferring to the United States, LDEQ or their representatives any obligation that Defendant may have under the law, including permit requirements, to properly manage, close and/or remediate the soil borrow areas, or otherwise creating such obligations for the United States and/or LDEQ, or their duly designated representatives.

2.         Each Cost Estimate shall be calculated as follows:

a.         In Current Dollars if Defendant provides Financial Assurance under Section III.A (Type A Financial Assurance), below; or

b.         In Current Dollars for Phosphogypsum Stack System Closure and using NPV for Long Term Care if Defendant provides the Financial Assurance pursuant to Section III.B (Type B Financial Assurance), below. NPV shall be calculated using the 30-Year Treasury Constant Maturity Rate, averaged for the previous twelve (12) months (using the average spot rate for each month) from the date of the annual Cost Estimates, and discounted over the time period for which Long Term Care is required.

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Mosaic Appendix 2

3.         Defendant shall not include in any Cost Estimate any credit for salvage value or a zero cost for handling hazardous waste with potential future value, as set forth in LAC 33:V.3705.A.3-4.

4.         Defendant shall submit the Updated Cost Estimate, together with supporting documentation, to EPA in the following manner:

a.         Defendant shall submit annually to EPA an Updated Cost Estimate reflecting inflationary adjustments to the initial Cost Estimate or prior Updated Cost Estimate, except as set forth in Paragraph 4.c, below. Such adjustment may be made by either method in Paragraph 4.a.(1) or 4a.(2) below, except as otherwise required in this Appendix:

(1) Recalculating the costs, in Current Dollars (i.e., OSWER Directive No. 9476.00- 5, Section 4.4.1); or

(2) Using an inflationary factor derived from the most recent Implicit Price Deflator for the Gross National Product published by the U.S. Department of Commerce in its Survey of Current Business, in the manner as specified by LAC 33:V.3705.B and LAC 33:V.3709.B. If the Cost Estimate is due by the end of February, the Defendant shall: (i) use the Implicit Price Deflator for the Gross National Product published for Q1, Q2 & Q3 of the prior year, calculate the change in the Deflator between Q1 and Q2, and the change in Deflator between Q2 and Q3, take the average of these values, and add this average to the Q3 Deflator to impute a Q4 Deflator; or (ii) if the Implicit Price Deflator for the Gross National Product has not been published for Q3 of the prior year by February 10 of the following year, Defendant shall calculate the change in the published Deflator between Q1 and Q2, adding this value both to the Deflator for Q2 to impute a Q3 Deflator and to the imputed Q3 Deflator to impute a Q4 Deflator. If Defendant calculates imputed Deflators by using an average of the change in Deflators from prior quarters, because the actual Implicit Price Deflator for Q3 or Q4 were not then available, annual inflationary adjustments in subsequent years shall be based on the actual Implicit Price Deflator, as and when published values become available. An example of the inflationary factor calculation is provided in Attachment B of this Appendix.

b.         Defendant shall submit for the Updated Cost Estimate, unless required to provide an Updated Cost estimate pursuant to Paragraph 4.c., below, a supplement to the Initial Closure Plan updating any new information (e.g., revised closure schedule) and Attachments B and C of this Appendix, except that if Defendant is providing Financial Assurance pursuant to Paragraph 10.a.(1)(c), then Defendant shall provide only Attachment B.

c.         Defendant shall:

(1) If providing Financial Assurance other than pursuant to Paragraph 10.a.(1)(c), submit every five (5) years for the annual Updated Cost Estimate, a Cost Estimate with supporting documentation and an updated Initial Closure Plan (if needed), reflecting cost adjustments (e.g., revised treatment protocols, additional studies; treatment costs, material and labor cost increases, etc.) as specified in Paragraph 4.c.(3), below. Defendant shall provide the Updated Cost Estimate and associated documentation five (5) years after the submittal of the initial Cost Estimate (pursuant to Paragraph 1.a. of this Appendix). Defendant shall also provide such an Updated Cost Estimate for a Facility: (i) in the event of a re-evaluation of when the manner and extent of the operation of the Phosphogypsum Stack System makes the Phosphogypsum Stack System Closure and Long Term Care the most expensive; (ii) with the submittal of the Permanent Phosphogypsum Stack System Closure Plan as specified in Appendix

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Mosaic Appendix 2

1, Attachment D of the Consent Decree; and (iii) thirty (30) Days prior to a Facility transfer with the information requested pursuant to Paragraph 34 of this Appendix.

(2) If providing Financial Assurance pursuant to Paragraph 10.a.(1)(c), submit every five (5) years for the annual Updated Cost Estimate, (i) an updated Initial Closure Plan, including detailed Cost Estimate information consistent with the level of detail in Section 3 (and associated Tables) and Attachment 1 (and associated Tables) of the draft 2012 Initial Closure Plans provided by Defendant to EPA and LDEQ prior to the lodging of the Consent Decree and (ii) Attachments B and C. The updated Initial Closure Plan and Updated Cost Estimate shall reflect cost adjustments (e.g., (as applicable), revised treatment protocols, additional studies; revised programmatic and administrative needs; treatment costs, material, and labor cost increases; etc.) and the configuration of the Phosphogypsum Stack System as of December of the prior year (e.g., stack height, acreage to be closed, number of side slope and/or toe drains, volume of process wastewater, leachate, and sludge (within the Phosphogypsum Stack System) to be managed, updated aerial photographs, updated engineering drawings of the Phosphogypsum Stack System, any new components (e.g., cooling pond, ditches)). Such costs shall be adjusted as specified in Paragraph 4.c.(3) below. Defendant shall provide the Updated Cost Estimate and Initial Closure Plan under this Paragraph in 2017, with subsequent Updated Cost Estimates and updated Initial Closure Plans every five (5) years thereafter (e.g., 2022, 2027). Defendant shall also provide such an Updated Cost Estimate for a Facility: (i) at least sixty (60) Days prior to the Defendant constructing a lateral expansion at a Facility referenced in Paragraph 29.b; (ii) with the submittal of the Permanent Phosphogypsum Stack System Closure Plan as specified in Appendix 1, Attachment D of the Consent Decree; and (iii) thirty (30) Days prior to a Facility transfer with the information requested pursuant to Paragraph 34 of this Appendix, unless such Updated Cost Estimate has been performed for such Facility within the prior two (2) years. The submittal of an Updated Cost Estimate under Paragraph 4.c.(2)(i)&(ii), above, shall not alter the five (5)-year schedule for receipt of an Updated Cost Estimate under this Paragraph.

(3) An Updated Cost Estimate submitted under this Paragraph 4.c. shall be adjusted by recalculating the costs, in Current Dollars, as set forth in Paragraph 4.a.(1), above.

(a) In the event a specific cost needed to prepare the Updated Cost Estimate has been updated pursuant to Paragraph 4.a.(1), above, within one (1) year, Defendant may adjust that specific cost pursuant to Paragraph 4.a.(2), above.

(b) In the event a specific cost needed to prepare the Updated Cost Estimate has not been updated pursuant to Paragraph 4.a.(1), above, within one (1) year and is not otherwise available, then Defendant may utilize the most recent update of that specific cost, and adjust that prior cost pursuant to Paragraph 4.a.(2), above, provided that Defendant identifies the specific cost and includes a brief explanation for adjusting the cost pursuant to Paragraph 4.a.(2), above.

d.        If providing Financial Assurance under Section III.B (Type B Financial Assurance), in addition to Paragraphs 4.a.-4.c., Defendant shall submit with the initial Cost Estimate and Updated Cost Estimate the calculation and documentation for the average discount rate used for the NPV. In addition, the inflation factor to be used to inflate Long Term Care costs for purposes of deriving the NPV of Long Term Care shall be the mathematical average of the calculated inflation factors for each year over a five (5)-year period. Each year’s calculated inflation factor shall be the product of dividing the GDP Deflator for the relevant year by the GDP Deflator for the year immediately prior, beginning with the first year in which the GDP Deflator is an estimate and for each year thereafter until the fifth year. The Gross Domestic

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Product (GDP) Deflator is as specified in the “GDP (Chained) Price Index” of the Gross Domestic Product Deflators Used in the Historic Tables (Table 10.1), published by the Office of Management and Budget (“OMB”). If the OMB publication is unavailable, in a written agreement not subject to Court approval under Section XVIII (Modification) of the Consent Decree, EPA and Defendant shall identify another method to derive the inflation factor.

e.         Defendant shall submit the Updated Cost Estimate, in accordance with this Paragraph, sixty (60) Days prior to the Anniversary Date of the establishment of the Financial Mechanism, except if otherwise provided herein. If more than one Financial Mechanism is being used to establish Financial Assurance, the Updated Cost Estimate shall be submitted sixty (60) Days prior to the earliest Anniversary Date, for a given calendar year, of a Financial Mechanism. Notwithstanding the foregoing, if Defendant is establishing Financial Assurance pursuant to Paragraph 10.a(1)(c), Defendant shall submit Updated Cost Estimate(s) pursuant to this Paragraph 4.e. as follows: (1) Updated Cost Estimate required pursuant to Paragraph 4.c. by March 31, 2017, and by March 31 every five (5) years thereafter; and (2) Updated Cost Estimate required by Paragraph 4.a. by the end of February in 2018 and in all years thereafter except when the Updated Cost Estimate is provided under 4.e.(1), above.

5.         Notwithstanding the provisions of Section XII (Information Collection and Retention) of the Consent Decree, Defendant shall maintain, or have electronic access to (such that upon request the information can be readily downloaded and printed), at the Facility for the duration of this Consent Decree the Updated Cost Estimate.

III. Financial Assurance for Phosphogypsum Stack System Closure and Long Term Care

6.         Within thirty (30) Days of the Effective Date of the Consent Decree or within thirty (30) Days of EPA’s approval of Defendant’s initial Cost Estimate, whichever is later, and on the first Anniversary Date and annually thereafter, Defendant’s CFO shall provide to EPA an originally signed CFO Certification, together with supporting documentation, confirming that it has established Financial Assurance for Phosphogypsum Stack System Closure and Long Term Care, in an amount no less than the Total Louisiana Cost Estimate and pursuant to the requirements of either Section III.A (Type A Financial Assurance) or Section III.B (Type B Financial Assurance), of this Appendix, at Defendant’s election. If Defendant is providing Financial Assurance pursuant to Paragraph 10.a(1)(c), Defendant’s CFO shall provide a CFO Certification in accordance with Paragraph 29.d of this Appendix within fifteen (15) Days after such Financial Assurance has initially been provided.

7.         Once Defendant establishes either Section III.A (Type A Financial Assurance) or Section III.B (Type B Financial Assurance) (hereinafter also known as Section III.A or Section III.B, respectively) for Phosphogypsum Stack System Closure and Long Term Care, it shall maintain such Financial Assurance pursuant to the requirements of Section III.A or Section III.B, as applicable, unless EPA approves a request to provide Financial Assurance pursuant to the other Section (i.e., Section III.A or Section III.B, as applicable). If Defendant wishes to request such a change in its Financial Assurance as specified above, then Defendant shall submit to EPA for approval: (a) an originally signed CFO Certification, together with supporting documentation, explaining in detail the reasons for the request; and (b) proposed Financial Assurance, compliant with the applicable Section III.A or Section III.B requirements, that can become effective within

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thirty (30) Days of EPA’s approval. Defendant shall not cancel its existing Financial Assurance for Phosphogypsum Stack System Closure and Long Term Care until it receives EPA’s written approval of Defendant’s request and the alternate Financial Assurance is in effect (e.g., trust fund is funded; insurance policy is in effect). If Defendant is providing Section III.A (Type A Financial Assurance) pursuant to Paragraph 10.a.(1)(c), a request to substitute another form of Section III.A (Type A Financial Assurance), or substitute Section III.B (Type B Financial Assurance), EPA’s approval of such a request, shall not release the Defendant from its obligation to maintain the existing Louisiana Phosphogypsum Trust Fund. EPA’s determination whether to approve Defendant’s request to provide alternate Financial Assurance may take into account Defendant’s ability to promptly comply with the requirements of the other of Section III. A or Section III.B, its financial stability, and other such factors and proposals as Defendant may advance in requesting the change.

A. Type A Financial Assurance

8.         Financial Assurance for Phosphogypsum Stack System Closure and Long Term Care under this Section III.A (Type A Financial Assurance) must comply with the requirements of LAC 33:V.3707.A-I, LAC 33:V.3711.A-I, LAC 33:V.3717, and LAC 33:V.3719, except as clarified and modified in this Section III.A.

9.         Defendant shall use the Cost Estimate generated pursuant to Section II (Cost Estimate), above, in lieu of the cost estimates required pursuant to LAC 33:V.3705 and LAC 33:V.3709 unless otherwise directed in this Appendix, to establish Financial Assurance under this Section III.A. Defendant shall establish Section III.A (Type A Financial Assurance) in an amount at least equal to the Total Louisiana Cost Estimate.

10.        Defendant shall choose from the Financial Mechanisms specified in LAC 33:V.3707.A-F and LAC 33:V.3711.A-F to establish Section III.A (Type A Financial Assurance), provided that, if Defendant is using Third-Party Mechanisms (a trust fund, letter of credit, surety bond, or insurance), the Trustee of any trust fund, or the provider of any letter of credit, surety bond, or insurance shall not be a Related Party to Defendant. Defendant shall word the Financial Mechanism as specified in LAC 33:V.3719 unless EPA provides an alternate form, e.g., to address more than one beneficiary of the Financial Mechanism (i.e., EPA and the State) or as otherwise provided by this Appendix.

  a.         For a trust fund, Defendant shall comply with LAC 33:V.3707.A and LAC 33:V.3711.A, except as modified below:

(1) In lieu of complying with LAC 33:V.3707.A.3-4 and LAC 33:V.3711.3-4, Defendant shall either:

(a) Fully fund the trust within thirty (30) Days of the Effective Date of the Consent Decree or within ten (10) Days of EPA’s approval of Defendant’s initial Cost Estimate, whichever is later;

(b) Submit to EPA for approval an originally signed CFO Certification, together with supporting documentation, explaining in detail Defendant’s inability to immediately fund the trust fund, and including a proposal for a pay-in period of no longer than three (3) years, with at least fifty percent (50%) of the Phosphogypsum Stack System Closure and Long Term Care Cost Estimate to be funded in the first year. Any subsequent request for

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an extension to an approved pay-in period shall be made at least 180 Days before the close of an approved pay-in period, and shall include an originally signed CFO Certification explaining in detail why a longer pay-in period is needed, together with supporting documentation. Such approvals by EPA shall be in its unreviewable discretion; or

(c) Establish, in accordance with Paragraphs 29 and 30, a trust fund in the amount of one hundred thirteen million, six hundred ninety-six thousand U.S. dollars ($113.696M) for the benefit of EPA and LDEQ, no later than thirty (30) Days after the Effective Date of the Consent Decree or by January 11, 2016, whichever is later. Defendant shall also, to meet its obligations under this Paragraph 10.a.(1)(c), comply with the requirements of Section VIII.A. (Compliance Schedule: Type A Financial Assurance) of this Appendix.2 The signatures of the United States and the State of Louisiana to the Consent Decree shall constitute approval by EPA and LDEQ for Defendant to establish a trust fund pursuant to Section VIII.A (Compliance Schedule: Type A Financial Assurance) of this Appendix.

(2) In lieu of LAC 33:V.3719.A, Defendant shall use the exact wording as specified in Form 1-A, Attachment D of this Appendix, for the Trust Agreement. The Defendant may enter into an addendum to the Trust Agreement (“Addendum”) provided that: (a) the Addendum supplements and does not contain terms that conflict, supersede, revise or alter the terms of the Trust Agreement (or the requirements of Appendix 2); and (b) the Addendum is approved by EPA in advance, such approval is within EPA’s unreviewable discretion. A Trust Agreement must be accompanied by a formal certification of acknowledgement.

(3) Defendant shall update any associated schedules or exhibits of the Trust Agreement, as appropriate, within sixty (60) Days after a change in the amount of the Total Louisiana Cost Estimate.

(4) Defendant or any other person authorized to conduct Phosphogypsum Stack System and Long Term Care activities shall seek reimbursement for itemized invoices pursuant to LAC 33:V.3707.A.10 and LAC 33:V.3711.A.10.

(5) In addition to the requirements of LAC 33:V.3707.A and LAC 33:V.3711.A, unless the Defendant is complying with Paragraph 10.a.(1)(c) and thus subject to Paragraph 30.g, below, Defendant shall pay all expenses incurred by the Trustee in connection with the administration of the trust fund, including reasonable fees for legal services rendered to the Trustee, and compensation of the Trustee.

b.         For a surety bond guaranteeing payment or performance, Defendant shall comply with LAC 33:V.3707.B-C and LAC 33:V.3711.B-C, except that:

(1) In addition to the requirements of LAC 33:V.3707.B.1&C.1 and LAC 33:V.3711.B.1&C.1, Defendant shall provide an originally signed certification from either the Defendant (CFO Certification) or an officer of A.M. Best or an NRSRO, documenting that the surety has at least a “secured” financial strength rating of “A” by A.M. Best or an equivalent rating by the NRSRO.

(2) In lieu of LAC 33:V.3707.B.4.c&C.4.b and LAC 33:V.3711.B.4.c&C.4.b, upon notice to Defendant and the surety of a determination by EPA that Defendant has failed to perform Phosphogypsum Stack System Closure and/or Long Term Care as required by Appendix 1 of this Consent Decree, and following the conclusion of any dispute resolution (which shall not include judicial review) under Section XI (Dispute Resolution) of the Consent Decree, the surety

2 If Defendant uses and complies with this option (i.e., provides a trust fund and corporate guarantee), it shall not be subject to the requirements of Paragraph 10, other than this Paragraph 10.a(1)(c), unless otherwise agreed to by the Parties.

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under the terms of the bond will perform Phosphogypsum Stack System Closure and/or Long Term Care as directed by EPA or will deposit the amount of the penal sum into the stand-by trust fund.

(3) In the event that Defendant must provide alternate Financial Assurance pursuant to LAC 33:V.3707.B.4.c&C.4.b and LAC 33:V.3711.B.4.c&C.4.b, such required approval by EPA shall be subject to dispute resolution pursuant to Section XI (Dispute Resolution) of the Consent Decree, but not judicial review.

c.         For a letter of credit, Defendant shall comply with LAC 33:V.3707.D and LAC 33:V.3711.D, except as modified below:

(1) In addition to the requirements of LAC 33:V.3707.D.1 and LAC 33:V.3711.D.1, as applicable, Defendant shall provide an originally signed CFO Certification documenting that the provider of the letter of credit is a federally insured financial institution.

(2) In lieu of LAC 33:V.3707.D.8 and LAC 33:V.3711.D.9, upon EPA’s notice that Defendant has failed to perform Phosphogypsum Stack System Closure and/or Long Term Care, pursuant to Section VI (Work Takeover) of the Consent Decree, EPA may draw on the letter of credit, pursuant to Section VI (Work Takeover) of the Consent Decree and subject to the dispute resolution provisions set forth in Section VI (Work Takeover) and XI (Dispute Resolution) of the Consent Decree.

(3) In lieu of LAC 33:V.3707.D.2 and LAC 33:V.3711.D.2 and LAC 33:V.3719.D, Defendant shall use the exact wording as specified in Form 3, Attachment D of this Appendix, for the letter of credit and the associated cover letter accompanying the letter of credit.

(4) In the event that Defendant must provide alternate Financial Assurance pursuant to LAC 33:V.3707.D.9 and LAC 33:V.3711.D.10 due to cancellation (i.e., LAC 33:V.3707.D.5 and LAC 33:V.3711.D.5):

(a) In the event that Defendant disputes the cancellation by the issuing financial institution, Defendant shall not seek dispute resolution pursuant to Section IX (Dispute Resolution), including judicial review, of EPA’s determination to draw on the letter of credit;

(b) EPA’s determination to call in the letter of credit due to the adequacy of the alternate Financial Assurance (i.e., EPA does not approve the alternate Financial Assurance) shall be subject to dispute resolution pursuant to Section XI (Dispute Resolution) of the Consent Decree, including judicial review;

(c) Defendant shall not seek release of the funds in the stand-by trust from the letter of credit until the dispute has been resolved in Defendant’s favor or Defendant has provided alternate Financial Assurance that has been approved by EPA; and

(d) EPA shall not direct the Trustee to make reimbursements or payments, until the dispute has been resolved, from: (i) a stand-by trust established for the purpose of accepting funds from a letter of credit; or (ii) that portion of a trust fund which is attributable to a letter of credit that has been drawn upon, unless EPA has invoked Section VI (Work Takeover) of the Consent Decree.

d.         For insurance, Defendant shall comply with LAC 33:V.3707.E and LAC 33:V.3711.E, and shall provide an originally signed certification from either the Defendant (CFO Certification) or an officer of A.M. Best or an NRSRO, documenting that the insurer has at least a “secured” financial strength rating of “A” by A.M. Best or an equivalent rating by the NRSRO. Defendant also shall:

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(1) Comply with LAC 33:V.3707.E.8 and LAC 33:V.3711.E.8, except that in lieu of LAC 33:V.3707.E.8.a-e and LAC 33:V.3711.E.8.a-e the following conditions are substituted: (a) EPA determines that the Facility has been abandoned; (b) the Work required under this Consent Decree is undertaken by EPA; (c) Phosphogypsum Stack System Closure, partial Phosphogypsum Stack System Closure, or Long Term Care is ordered by EPA or by a U.S. District Court or other court of competent jurisdiction; (d) Defendant is named as debtor in a voluntary or involuntary proceeding under Title 11 (Bankruptcy), U.S. Code; or (e) the premium due is paid.

(2) Submit annually a Certificate of Insurance and a complete copy of the insurance policy, including amendments and endorsements.

(3) Notify EPA if it has cause to believe that it will not be able to make a premium payment.

(4) Ensure the assignment requirements of LAC 33:V.3707.E.7 and LAC 33:V.3711.E.7 are incorporated into the insurance policy exactly as written, with no additional qualifying conditions.

(5) Ensure that the policy does not allow or offer coverage for liabilities other than those contemplated by the Consent Decree.

e.         For the corporate financial test, Defendant (including Defendant’s Guarantor), shall comply with LAC 33:V.3707.F and LAC 33:V.3711.F, except that:

(1) In lieu of complying with LAC 33:V.3707.F.1.b.i and LAC 33:V.3711.F.1.b.i, Defendant shall use the current rating of either Standard & Poor’s (“S&P”) Long-Term Issuer Credit Rating or Moody’s long-term Corporate Family Rating, which assesses a company’s capacity to meet its long-term (greater than one (1) year) financial commitments, as they come due. The rating must be BBB or greater as issued by S&P, or Baa2 or greater as issued by Moody’s. If Defendant has more than one rating, the lower of the two will be used to meet the criteria in LAC 33:V.3707.F and LAC 33:V.3711.F. If Defendant with multiple ratings discontinues a rating that is below BBB (S&P) or Baa2 (Moody’s), or a rating agency discontinues a rating that is below BBB (S&P) or Baa2 (Moody’s), such that the remaining rating(s) subsequently would enable the Defendant to satisfy the corporate financial test criteria, Defendant shall provide alternate Financial Assurance and shall be disqualified from using the corporate financial test for two (2) years.

(2) The phrase “all Environmental Obligations” is substituted for “current closure and post-closure cost estimates and current plugging and abandonment cost estimates” found in LAC 33:V.3707.F.1 and LAC 33:V.3711.F.1.

(3) The term “assets” specified in LAC 33:V.3707.F.1.a.iv&b.iv and LAC 33:V.3711.F.1.a.iv&b.iv shall be replaced by the term “tangible assets.”

(4) In lieu of complying with LAC 33:V.3707.F.3 and LAC 33:V.3711.F.3, Defendant shall document its satisfaction of the corporate financial test by submitting to EPA within ninety (90) Days after the close of Defendant’s fiscal year, for each year Defendant is providing a Self-Assurance Mechanism:

(a) A letter signed by Defendant’s CFO worded exactly as specified in Form 4-A, Attachment D of this Appendix (“CFO Letter”).

(b) A copy of the independent CPA report on examination of Defendant’s audited financial statements for the latest completed fiscal year that Defendant is using for the basis of the financial test.

(c) A copy of the audited financial statements for the last completed year.

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(d) A report of procedures and findings from Defendant’s independent CPA, resulting from an agreed-upon procedures engagement performed in accordance with the AICPA Statement on Standards for Attestation Engagements, AT Section 201 – Agreed Upon Procedures Engagements (including AICPA related attestation interpretations), as updated, that describes the procedures performed and related findings, including whether or not differences or discrepancies were found in the comparison of financial information set out in the letter (including attachments and exhibits) from Defendant’s CFO and Defendant’s Independently Audited, year-end financial statements for the last fiscal year, including all attachments. Where differences or discrepancies exist between Defendant’s CFO Letter and Defendant’s Independently Audited year-end financial statements, the report of procedures and findings will reconcile any differences or discrepancies between the values or information represented in Defendant’s CFO Letter and Defendant’s Independently Audited financial statements. Procedures to be performed by the independent CPA shall be in accordance with AT Section 201.

(5) In addition to complying with LAC 33:V.3707.F.6 and LAC 33:V.3711.F.6, if Defendant determines at any time during the fiscal year that it no longer meets or will not meet the requirements of this Paragraph 10.e, Defendant shall provide alternate Financial Assurance pursuant to the requirements of Section III.A (Type A Financial Assurance) and Section VII (Temporary Non-Compliance) of this Appendix. If EPA determines that Defendant has failed to provide alternate Financial Assurance as required by this Paragraph 10.e.(5), such determination by EPA is not subject to dispute resolution pursuant to Section XI (Dispute Resolution) of the Consent Decree, and is not subject to judicial review.

(6) Within thirty (30) Days of notice from EPA that EPA, pursuant to LAC 33:V.3707.F.7 and LAC 33:V.3711.F.7, no longer believes that Defendant meets the requirements of the corporate financial test criteria of Paragraph 10.e., or that EPA disallows the use of the corporate financial test based on qualifications in the opinion expressed by the independent CPA as set out in LAC 33:V.3707.F.8 and LAC 33:V.3711.F.8, Defendant shall establish alternate Financial Assurance as required by LAC 33:V.3707.F.7&8 and LAC 33:V.3711.F.7&8 pursuant to this Section III.A (Type A Financial Assurance). Defendant’s failure to timely establish alternate Financial Assurance is not subject to Section VII (Temporary Non-Compliance) of this Appendix. EPA’s determination to disallow the Financial Assurance provided by the Self-assurance Mechanism based on the Defendant’s (or Defendant’s Guarantor’s) independent CPA’s adverse or disclaimer opinion based on examination of the financial statement’s shall be subject to dispute resolution under Section XI (Dispute Resolution) of the Consent Decree, but shall not be subject to judicial review.

(7) In addition to complying with LAC 33:V.3707.F and LAC 33:V.3711.F, Defendant shall:

(a) If more than sixty percent (60%) of Defendant’s tangible assets are in the form of one (1) or more note receivables from one (1) or more Related Parties, submit to EPA, when providing the information required by Paragraph 10.e.(4), above, and LAC 33:V.3707.F.5 and LAC 33:V.3711.F.5, an originally signed CFO Certification together with a list of each note receivable, the name of the Related Party and a description (along with any necessary documentation) of the Related Party’s financial strength, to demonstrate that each Related Party maintains the financial strength to meet its obligation to the Defendant.

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(b) On a quarterly basis, using the sum of the most recent four (4) quarters’ financial statements (including balance sheets, income statements, and cash flow statements), reviewed by an independent CPA, evaluate Defendant’s ability to meet the criteria of the corporate financial test.

f.         For the Corporate Guarantee, Defendant shall comply with LAC 33:V.3707.F.10 and LAC 33:V.3711.F.11, as modified by Paragraph 10.e. above, and shall meet the requirements specified below:

(1) Defendant may use a Non-U.S. Corporation as Guarantor only if the following conditions are met: (a) the Non-U.S. Corporation has identified a registered agent for service of process in the State in which the facility covered by the Guarantee is located and in the State in which it has its principal place of business; (b) Defendant submits to EPA a written legal opinion from an Independent Attorney, prior to the execution of the Guarantee, confirming that a Guarantee executed as required under this Section by the non-U.S. Guarantor is a legally valid and an enforceable obligation in the State(s); (c) the Non-U.S. Corporation provides Independently Audited financial statements in conformance with GAAP; (d) the total amount of the Non-U.S. Corporation’s present and proposed Guarantee’s (including self-guarantees) to cover all Environmental Obligations in the United States shall not exceed twenty-five percent (25%) of the Non-U.S. Corporation’s tangible net worth in the United States; and (e) the written Guarantee reflects the Non-U.S. Corporation’s (Guarantor’s) agreement to comply with the reporting requirements required under the Consent Decree and that within thirty (30) Days of executing the Guarantee the Guarantor will establish a stand-by trust with a financial institution within the continental United States, Alaska, or Hawaii.

(2) Defendant shall use the exact wording as specified in Form 5-A, Attachment D of this Appendix, for the Corporate Guarantee. The certified copy of the Corporate Guarantee must accompany the items sent to EPA, in accordance with Section XV (Notices) of the Consent Decree, as specified in Paragraph 10.e.(3) of this Appendix.

11.         If Defendant seeks to provide:

a.         More than one Third-Party Mechanism to demonstrate Financial Assurance for Phosphogypsum Stack System Closure and Long Term Care, pursuant to LAC 33:V.3707.G and LAC 33:V.3711.G, Defendant shall submit to EPA an originally signed CFO Certification verifying that the Third-Party Mechanisms do not incorporate terms subrogating one Financial Mechanism to another, i.e., designating a prioritization for the release of the funds or the payment of a claim. EPA, if the need arises, will determine in its unreviewable discretion the priority for the release of funds or payment of a claim.

b.         A Financial Mechanism establishing Financial Assurance at more than one Facility pursuant to LAC 33:V.3707.H and LAC 33:V.3711.H, Defendant:

(1) Shall not provide a single trust fund or insurance policy to cover the multiple Facilities in different States, but shall provide each affected State with its own distinct trust fund or insurance policy;

(2) May use the same letter of credit or surety bond for multiple Facilities provided that the following conditions are met: (a) the Facilities’ EPA Identification Numbers, names, addresses, and the Phosphogypsum Stack System Closure and Long Term Care Cost Estimate(s) associated with each particular Facility are clearly specified in the Financial Mechanism; and (b) the Financial Mechanism clearly states that there can be a release of funds for a specified Facility

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without requiring the entire obligation covered by the Financial Mechanism to be placed in the stand-by trust(s); and

(3) Shall not release funds designated for one or more Facilities in another State except upon written agreement of EPA, Defendant, and the affected State(s).

c.         If Defendant is providing Financial Assurance pursuant to Paragraph 10.a.(1)(c), Defendant will comply with the requirements of Paragraph 29.c. in lieu of the requirements set forth in Paragraphs 11.a. and 11.b., above.

B.  Type B Financial Assurance

12.         Financial Assurance under this Section III.B (Type B Financial Assurance) must comply with the requirements of LAC 33:V.3707.A-B&D-I, LAC 33:V.3711.A-B&D-I, LAC 33:V.3717, and LAC 33:V.3719, except as clarified and modified in this Section III.B (including Attachment E). Defendant shall use the Cost Estimates generated pursuant to Section II (Cost Estimate), above, in lieu of the cost estimates required pursuant to LAC 33:V.3705 and LAC 33:V.3709 unless otherwise directed by this Appendix, to establish Financial Assurance under this Section III.B. Defendant shall provide Section III.B (Type B Financial Assurance) in an amount at least equal to the Total Louisiana Cost Estimate.

13.         The options and requirements for Type B Financial Assurance depend upon Defendant’s threshold rating, which shall be based on: (a) current S&P Long-Term Issuer Credit Rating of AAA through BB-; (b) current Moody’s Corporate Family Rating of Aaa though Ba3; or (c) an equivalent current rating from an NRSRO that assesses a company’s capacity to meet its long-term (greater than one (1) year) financial commitments, as they come due. If Defendant has more than one rating, it shall use the lowest rating to determine its threshold rating.

14.         A Defendant that qualifies to use a Self-Assurance Mechanism based on its threshold rating and Attachment E shall use only one Self-Assurance Mechanism. When required under Attachment E to provide a Third-Party Mechanism in combination with a Self-Assurance Mechanism, Defendant shall use a trust fund unless permitted to substitute another type of Third-Party Mechanism pursuant to Paragraphs 16 and 17, below. Defendant shall meet the minimum threshold amount specified in Attachment E to be funded in, or covered by, a Third-Party Mechanism.

15.         Defendant shall use the Financial Mechanisms specified in LAC 33:V.3707.A-B&D-F and LAC 33:V.3711.A-B&D-F to establish Type B Financial Assurance as set out in Attachment E and below, provided that, if Defendant is using Third-Party Mechanisms (a trust fund, letter of credit, surety bond guaranteeing payment, or insurance), the Trustee of any trust fund, or the provider of any letter of credit, surety bond guaranteeing payment, or insurance shall not be a Related Party to Defendant. Defendant shall word the Financial Mechanism as specified in LAC 33:V.3719, unless EPA provides an alternate form, e.g., to address more than one beneficiary of the Financial Mechanism (i.e., EPA and the State). Defendant shall also comply with the requirements of LAC 33:V.3707.A.7-8, B.7, D.7 & E.9 and LAC 33:V.3711.A.7-8, B.7, D.7 & E.9 , except that the corpus of the trust fund, the penal sum of the payment surety bond, the value of the letter of credit, or the limit of liability of the insurance policy shall not be reduced to reflect reductions in the Cost Estimates until such time as the Updated Cost Estimate is equivalent to the

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corpus of the trust fund, the penal sum of the payment surety bond, the value of the letter of credit, or the limit of liability of the insurance policy. In addition, Defendant shall comply with the requirements of LAC 33:V.3707.A.10&E.5 and LAC 33:V.3711.A.11&E.9, except as provided for in Paragraph 19 of this Appendix. If Financial Assurance is provided by multiple Third-Party Mechanisms pursuant to Paragraph 17 of this Appendix, the individual value of the Third-Party Mechanisms shall not be reduced to reflect any reductions in the Cost Estimate until such time as the Updated Cost Estimate is equivalent to the sum of the total obligations covered by the Third-Party Mechanisms.

a.         For a trust fund, Defendant shall comply with LAC 33:V.3707.A and LAC 33:V.3711.A, except that:

(1) In lieu of complying with LAC 33:V.3707.A.3-4 and LAC 33:V.3711.A.3-4, Defendant shall fully fund the trust within thirty (30) Days of the Effective Date of the Consent Decree or within ten (10) Days of EPA’s approval of Defendant’s initial Cost Estimate, whichever is later, as specified in Paragraph 5. If Defendant is unable to fully fund the trust fund, Defendant within ten (10) Days of EPA’s approval of the initial Cost Estimate shall submit to EPA for approval an originally signed CFO Certification, together with supporting documentation, explaining in detail Defendant’s inability to immediately fund the trust fund, and including a proposal for a pay-in period of no longer than three (3) years, with at least fifty percent (50%) of the initial Cost Estimate to be funded in the first year. Any subsequent request for an extension to an approved pay-in period shall be made at least 180 Days before the close of an approved pay-in period, and shall include an originally signed CFO Certification explaining in detail why a longer pay-in period is needed, together with supporting documentation.

(2) In lieu of LAC33:V.3719.A, Defendant shall use the exact wording as specified in Form 1-A, Attachment D of this Appendix, for the Trust Agreement. The Defendant may enter into an addendum to the Trust Agreement (“Addendum”) provided that: (a) the Addendum supplements and does not contain terms that conflict, supersede, revise or alter the terms of the Trust Agreement (or the requirements of Appendix 2); and (b) the Addendum is approved by EPA in advance, such approval is within EPA’s unreviewable discretion. The Trust Agreement must be accompanied by a formal certification of acknowledgment.

(3) Defendant shall update Schedule A of the Trust Agreement within sixty (60) Days after a change in the amount of the Cost Estimate.

(4) In addition to the requirements of LAC 33:V.3707.A and LAC 33:V.3711.A, Defendant shall pay all expenses incurred by the Trustee in connection with the administration of the trust fund, including fees for legal services rendered to the Trustee and compensation of the Trustee.

(5) Defendant or any other person authorized to conduct Phosphogypsum Stack System and Long Term Care activities shall seek reimbursement for itemized invoices pursuant to LAC 33:V.3707.A.10 and LAC 33:V.3711.A.11.

b.         For a surety bond guaranteeing payment, Defendant shall comply with LAC 33:V.3707.B and LAC 33:V.3711.A.11.B, except that:

(1) In addition to the requirements of LAC 33:V.3707.B.1 and LAC 33:V.3711. B.1, Defendant shall provide an originally signed certification from either the Defendant (CFO Certification) or an officer of A.M. Best or an NRSRO, documenting that the surety has at least a “secured” financial strength rating of “A” by A.M. Best or an equivalent rating by the NRSRO.

(2) In lieu of LAC 33:V.3707.B.4.b and LAC 33:V.3711.B.4.b, upon notice to Defendant and the surety of a determination by EPA that Defendant has failed to perform

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Phosphogypsum Stack System Closure and/or Long Term Care as required by Appendix 1 of this Consent Decree, and following the conclusion of any dispute resolution (which shall not include judicial review) under Section XI (Dispute Resolution) of the Consent Decree, the surety under the terms of the bond will deposit the amount of the penal sum into the stand-by trust fund.

(3) In the event that Defendant must provide alternate Financial Assurance pursuant to of LAC 33:V.3707.B.4.c and LAC 33:V.3711.B.4.c, such required approval by EPA shall be subject to dispute resolution pursuant to Section XI (Dispute Resolution) of the Consent Decree, but not judicial review.

c.        For a letter of credit, Defendant shall comply with LAC 33:V.3707.D and LAC 33:V.3711.D, except that:

(1) In addition to the requirements of LAC 33:V.3707.D.1 and LAC 33:V.3711.D.1, Defendant shall provide an originally signed CFO Certification documenting that the provider of the letter of credit is a federally insured financial institution.

(2) In lieu of LAC 33:V.3707.D.8 and LAC 33:V.3711.D.9, upon notice to Defendant of a determination by EPA that Defendant has failed to perform Phosphogypsum Stack System Closure and/or Long Term Care as required by Appendix 1 of this Consent Decree and following the conclusion of any dispute resolution (which shall not include judicial review) under Section XI (Dispute Resolution) of the Consent Decree, EPA may draw on the letter of credit

(3) In the event that Defendant must provide alternate Financial Assurance pursuant to LAC 33:V.3707.D.9 and LAC 33:V.3711.D.10, such required approval by EPA shall be subject to dispute resolution pursuant to Section XI (Dispute Resolution) of the Consent Decree, but not judicial review.

d.        For insurance, Defendant shall comply with LAC 33:V.3707.E and LAC 33:V.3711.E, and shall provide an originally signed certification from either the Defendant (CFO Certification) or an officer of A.M. Best or an NRSRO, documenting that the insurer has at least a “secured” financial strength rating of “A” by A.M. Best or an equivalent rating by the NRSRO. Defendant also shall:

(1) Comply with LAC 33:V.3707.E.8 and LAC 33:V.3711.E.8, except that in lieu of LAC 33:V.3707.E.8.a-e and LAC 33:V.3711.E.8.a-e the following conditions are substituted: (a) EPA determines that the Facility has been abandoned; (b) the Work required under this Consent Decree is undertaken by EPA; (c) Phosphogypsum Stack System Closure, partial Phosphogypsum Stack System Closure, or Long Term Care is ordered by EPA or by a U.S. District Court or other court of competent jurisdiction; (d) Defendant is named as debtor in a voluntary or involuntary proceeding under Title 11 (Bankruptcy), U.S. Code; or (e) the premium due is paid.

(2) Submit annually a Certificate of Insurance and a complete copy of the insurance policy, including amendments and endorsements.

(3) Notify EPA if it has cause to believe that it will not be able to make a premium payment.

(4) Ensure that the assignment requirements of LAC 33:V.3707.E.8 and LAC 33:V.3711.E.8 are incorporated into the insurance policy exactly as written, with no additional qualifying conditions.

(5) Ensure that the policy does not allow or offer coverage for liabilities other than those contemplated by the Consent Decree.

e.        For the corporate financial test and Corporate Guarantee, Defendant (and Defendant’s Guarantor) shall comply with LAC 33:V.3707.F and LAC 33:V.3711.F, except that:

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(1) The phrase “all Environmental Obligations” is substituted for “current closure and post-closure cost estimates and current plugging and abandonment cost estimates” found in LAC 33:V.3707.F.1 and LAC 33:V.3711.F.1.

(2) In lieu of complying with LAC 33:V.3707.F.1.a-b and LAC 33:V.3711.F.1.a-b, Defendant shall:

(a) Meet the corporate financial test criteria specified in Attachment E which corresponds to Defendant’s rating threshold as specified in Paragraph 13, above. If a Defendant with multiple ratings discontinues, or S&P, Moody’s, or an NRSRO discontinues, the lower of the ratings, Defendant shall for a period of two (2) years commencing on Defendant’s fiscal year-end apply the criteria and requirements of Attachment E (and this Paragraph) as if the lower rating were in effect. If during that two (2) year period, a change in Defendant’s other rating(s) results in Defendant not satisfying the corporate financial test or becoming subject to a more stringent set of corporate financial test criteria under Attachment E, Defendant shall provide Financial Assurance as specified in Paragraphs 15.e.(4)(a) and 18.

(b) Calculate the three (3)-year rolling average specified in Attachment E for the Debt-to-Equity Ratio (TL/NW), Current Ratio, or the Operating Cash Flow metric (“OCF metric”) as follows: (i) TL/NW is a three (3)-year rolling average of total liabilities divided by three (3)-year rolling average of net worth; (ii) CA/CL is a three (3)-year rolling average of current assets divided by three (3)-year rolling average of current liabilities; and (iii) OCF metric is a three (3)-year rolling average of operating cash flow, except for a Defendant with an S&P rating of BB-, Moody’s rating of Ba3 or an equivalent rating from an NRSRO who shall calculate the OCF metric annually.

(c) Not use the OCF metric to demonstrate Financial Assurance if Defendant has a negative cash flow for that fiscal year.

(3) In lieu of complying with LAC 33:V.3707.F.3 and LAC 33:V.3711.F.3, Defendant shall document its satisfaction of the corporate financial test by submitting to EPA within ninety (90) Days after the close of Defendant’s fiscal year, for each year Defendant is providing a Self-Assurance Mechanism:

(a) A letter signed by Defendant’s CFO worded exactly as specified in Form 4-B, Attachment D of this Appendix.

(b) A copy of the independent CPA report on examination of Defendant’s audited financial statements for the latest completed fiscal year that Defendant is using for the basis of the financial test.

(c) A copy of the audited financial statements for the last completed year.

(d) A report of procedures and findings from Defendant’s independent CPA, resulting from an agreed-upon procedures engagement performed in accordance with the AICPA Statement on Standards for Attestation Engagements, AT Section 201 - Agreed Upon Procedures Engagements (including AICPA related attestation interpretations), as updated, that describes the procedures performed and related findings, including whether or not differences or discrepancies were found in the comparison of financial information set out in the letter (including attachments and exhibits) from Defendant’s CFO and Defendant’s Independently Audited, year-end financial statements for the last fiscal year, including all attachments. Where differences or discrepancies exist between Defendant’s CFO Letter and Defendant’s Independently Audited year-end financial statements, the report of procedures and findings will reconcile any differences or discrepancies between

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the values or information represented in Defendant’s CFO Letter and Defendant’s Independently Audited financial statements. Procedures to be performed by the independent CPA shall be in accordance with AT Section 201.

(4) In addition to complying with LAC 33:V.3707.F.6 and LAC 33:V.3711.F.6, if Defendant determines at any time during the fiscal year that:

(a) It no longer meets or will not meet the requirements of this Paragraph 15.e. (including the loss of a threshold rating except as provided by Paragraph 15.e.(2)(a), above), Defendant shall within ten (10) Days send written notice to EPA of this determination, by certified mail, stating the basis for such a determination. If Defendant cannot re-establish compliance with the requirements of this Paragraph 15.e. pursuant to Section VII (Temporary Non-Compliance) and/or Section VIII.B (Compliance Schedule: Type B) of this Appendix, the Defendant, within thirty (30) Days of its notice to EPA as specified above, shall provide alternate Financial Assurance for Phosphogypsum Stack System Closure and Long Term Care pursuant to Paragraph 18, below.

(b) Its threshold rating requires Defendant to change from one set of corporate financial test criteria under Paragraph 15.e.(2), above, and Attachment E (e.g., CFT Criteria A) to a more stringent set of corporate financial test criteria (e.g., CFT Criteria C), Defendant shall notify EPA within ten (10) Days of the change in corporate financial test criteria and within thirty (30) Days of such notice shall submit to EPA a revised corporate financial test or Corporate Guarantee based on the most recent evaluation conducted under Paragraph 15.e.(6)(c), below, demonstrating compliance with the more stringent corporate financial test criteria. To the extent necessary, Defendant shall at the same time make a contribution to the Third-Party Mechanism to comply with the minimum threshold amount specified in the corporate financial test requirements in Paragraph 15.e.(2), above.

(c) If EPA determines that Defendant has failed to provide alternate Financial Assurance as required, or complied with Paragraphs 15.e.(4)(a) and (4)(b), such determination by EPA is not subject to dispute resolution pursuant to Section XI (Dispute Resolution) of the Consent Decree, and is not subject to judicial review.

(5) Within thirty (30) Days of notice by EPA that EPA, pursuant to LAC 33:V.3707.F.7 and LAC 33:V.3711.F.7, no longer believes that Defendant meets the corporate financial test criteria in Paragraph 15.e.(2), above, or that EPA disallows the use of the corporate financial test based on qualifications in the opinion expressed by the independent CPA as set forth in LAC 33:V.3707.F.8 and LAC 33:V.3711.F.8, Defendant shall provide alternate Financial Assurance as required by LAC 33:V.3707.F.7&8 and LAC 33:V.3711.F.7&8 pursuant to Paragraph 18 of this Appendix. Defendant’s failure to timely provide alternate Financial Assurance is not subject to Section VII (Temporary Non-Compliance) of this Appendix. EPA’s determination to disallow the Financial Assurance provided by the Self-Assurance Mechanism based on the Defendant’s (or Defendant’s Guarantor’s) independent CPA’s adverse or disclaimer opinion based on examination of the financial statement’s shall be subject to dispute resolution under Section XI (Dispute Resolution) of the Consent Decree, but is not subject to judicial review.

(6) In addition to complying with LAC 33:V.3707.F and LAC 33:V.3711.F, Defendant shall:

(a) If Defendant with an S&P rating of BB-, Moody’s rating of Ba3, or an equivalent NRSRO rating, receives a negative outlook posted on one or more of its ratings, or receives a qualified opinion from an independent CPA, or is delisted from an Exchange

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for any reason other than: (i) Defendant’s decision to take the company into private ownership, or (ii) a transaction which results in the acquisition of Defendant (or Defendant’s ultimate parent corporation) by another company subjecting Defendant to Section X (Business Transactions) of this Appendix, then Defendant shall within ten (10) Days of such an event send written notice by certified mail of such event to EPA, and within thirty (30) Days of such notice shall provide an alternate form of Financial Assurance, in compliance with Paragraph 18 of this Appendix. In the event that the delisting is due to Defendant’s decision to take the company into private ownership Defendant may continue to provide Financial Assurance using the Financial Mechanism(s) already in place if, within twenty (20) Days of the delisting, it provides documentation to EPA from S&P, Moody’s or the NRSRO confirming that Defendant meets a current S&P Long-Term Issuer Credit Rating, Moody’s long-term Corporate Family Rating, or equivalent current rating from an NRSRO, as specified in Paragraph 13 of this Appendix.

(b) If more than sixty percent (60%) of Defendant’s tangible assets are in the form of one (1) or more note receivables from one (1) or more Related Parties, submit to EPA, when providing the information required by Paragraph 15.e.(3), above, and LAC 33:V.3707.F.5 and LAC 33:V.3711.F.5, an originally signed CFO Certification by the Defendant’s CFO together with a list of each note receivable, the name of the Related Party and a description (along with any necessary documentation) of the Related Party’s financial strength, to demonstrate that each Related Party maintains the financial strength to meet its obligation to the Defendant.

(c) On a quarterly basis prepare and use financial statements (including balance sheets, income statements, and cash flow statements), reviewed by an independent CPA, to evaluate Defendant’s ability to meet the criteria of the corporate financial test. To meet the criteria involving rolling averages, the averages shall be based on the results as of the end of the same quarter for the prior years (i.e., a three (3)-year rolling average evaluated at the end of the first quarter for Year X shall include the results from the first quarter of Year X-2 and X-1). In addition, Operating Cash Flow for this evaluation shall be based on the results from the most recent four (4) quarters (i.e., for a first quarter analysis, the Operating Cash Flow shall be based on the results from the second quarter of the previous year through the first quarter of the current year). The same adjustment shall be made for the OCF metric for prior periods if the criteria involve the use of a rolling average.

(d) If Defendant with a S&P rating of BBB- through BB, a Moody’s rating of Baa3 through Ba2, or an equivalent rating from an NRSRO receives a negative outlook posted on one or more of its ratings, or receives a qualified opinion rendered by an independent CPA, Defendant within twenty (20) Days of such event shall submit to EPA a revised corporate financial test based on the most recent evaluation conducted under Paragraph 15.e.(6)(c), above.

f.        For the Corporate Guarantee, Defendant shall comply with LAC 33:V.3707.F.10 and LAC 33:V.3711.F.11, and shall meet the requirements specified below, if applicable.

(1) Defendant may use a Non-U.S. Corporation as a Guarantor only if the following conditions are met: (a) Non-U.S. Corporation meets the requirements of Paragraph 10.f. of this Appendix, and (b) Non-U.S. Corporation has a current rating for either the S&P long-term issuer credit rating of AAA through BBB, Moody’s long-term corporate family rating of Aaa though

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Baa2 or an equivalent rating from an NRSRO that assesses a company’s capacity to meet its long-term (greater than one (1) year) financial commitments, as they come due.

(2) Defendant shall use the exact wording as specified in Form 5-A, Attachment D of this Appendix, for the Corporate Guarantee. The certified copy of the Corporate Guarantee must accompany the items sent to EPA, in accordance with Section XV (Notices) of the Consent Decree, as specified in Paragraph 15.e.(3) of this Appendix.

16.        Defendant may submit annually, for EPA approval, a request to use a letter of credit, surety bond guaranteeing payment, or insurance in lieu of the trust find required under Paragraph 14, above. Defendant shall include in its request documentation demonstrating compliance with Financial Assurance under this Subsection III.B. Defendant may not rely upon the letter of credit, payment surety bond, or insurance to establish compliance with this Appendix until EPA has approved the Third-Party Mechanism. Defendant shall comply with the letter of credit, payment surety bond, or insurance requirements of Paragraph 15 of this Appendix, as applicable. Defendant shall also demonstrate compliance with Paragraph 11 of this Appendix. EPA’s determination whether or not to accept Defendant’s request is subject to dispute resolution pursuant to Section XI (Dispute Resolution) of the Consent Decree, but is not subject to judicial review.

17.        Defendant may submit annually, for EPA approval, a request to use multiple Third-Party Mechanisms (i.e., trust fund, letter of credit, surety bond guaranteeing payment, and insurance) in conjunction with a Self-Assurance Mechanism, together with supporting documentation, to demonstrate Financial Assurance for Phosphogypsum Stack System Closure and Long Term Care. Defendant shall not rely upon the additional Third-Party Mechanism to establish compliance with this Consent Decree until EPA has approved the additional Third-Party Mechanism. Defendant shall also demonstrate compliance with Paragraph 11 of this Appendix. EPA’s determination whether or not to accept Defendant’s request is subject to dispute resolution under Section XI (Dispute Resolution) of the Consent Decree, but is not subject to judicial review.

18.        If Defendant at any time becomes ineligible to rely on a Self-Assurance Mechanism pursuant to this Section III.B, and cannot re-establish such eligibility pursuant to Section VII (Temporary Non-Compliance) and/or Section VIII.B (Compliance Schedule: Type B) of this Appendix, then Defendant shall establish alternate Financial Assurance based on Current Dollars by: (a) maintaining the existing Financial Assurance in the trust fund (or as approved, other Third-Party Mechanism) as established pursuant to Paragraph 14; (b) providing additional Financial Assurance using Third-Party Mechanism(s) pursuant to Paragraphs 10.a-d, except for Paragraph 10.a.(1)(c); and (c) meeting the requirements of Paragraph 11 of this Appendix when providing more than one Financial Mechanism. If Defendant meets the above requirements and EPA approves the alternate Financial Assurance (including the termination of a Corporate Guarantee if provided), Defendant does not need to meet the requirements of Paragraph 15 of this Appendix. Defendant shall continue to be subject to Section III.B (Type B Financial Assurance), as set forth in this Paragraph 18, unless EPA approves a request to change to Section III.A (Type A Financial Assurance) pursuant to Paragraph 6 of this Appendix.

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19.        If the Total Louisiana Cost Estimate at the commencement of Defendant’s fiscal year is less than or equal to the value of the following Third-Party Mechanism(s), trust fund or insurance, then Defendant, may draw upon the Third-Party Mechanism(s) to pay for Phosphogypsum Stack System Closure and Long Term Care. Otherwise, Defendant shall first draw upon the resources of the Self-Assurance Mechanism before drawing upon a Third-Party Mechanism to pay for Phosphogypsum Stack System Closure or Long Term Care. If EPA approves the use of multiple Third-Party Mechanisms under Paragraph 17, above, EPA will designate the priority for drawing on the Third-Party Mechanisms and EPA’s designation shall not be subject to dispute resolution pursuant to Section XI (Dispute Resolution) of the Consent Decree, and shall not be subject to judicial review.

IV. Financial Assurance for Corrective Action

20.        If EPA is the primary Agency responsible for implementing Corrective Action under the Consent Decree, the Defendant shall comply with this Section and upon EPA request and to the extent of EPA’s authority under applicable law, shall also provide financial assurance for related, third party liability. If EPA is not the primary Agency responsible for implementing Corrective Action under the Consent Decree, Financial Assurance for Corrective Action shall be governed by the terms of Paragraph 25 of the Consent Decree.

21.        Defendant shall, within thirty (30) Days of receiving approval by EPA of any Risk Assessment Plan or Interim Measures Plan required pursuant to Paragraphs 17 or 19 in Attachment A of Appendix 1 of the Consent Decree, provide a detailed written Corrective Action Cost Estimate for the work required under the applicable Plan (“Plan Work”). Defendant shall, within twenty (20) Days of EPA’s approval of the Corrective Action Cost Estimate, demonstrate and provide to EPA Financial Assurance for the Plan Work in accordance with the requirements of Section III.A (Type A Financial Assurance), except for Paragraph 10.a.(1)(c), of this Appendix as applied to the Plan Work. If Defendant wishes to seek a waiver of all or part of the Financial Assurance, or wishes to propose an alternative form or reduced amount of Financial Assurance, Defendant shall submit a request to EPA explaining the basis for the proposed waiver, or alternative or reduced Financial Assurance, together with supporting documentation. Until such time as EPA approves the proposed waiver, or alternate or reduced Financial Assurance in writing, Defendant shall provide Financial Assurance in the amount of the approved Corrective Action Cost Estimate in accordance with Section III.A (Type A Financial Assurance), except for Paragraph 10.a.(1)(c), of this Appendix as applied to the Plan Work.

22.        Within thirty (30) Days of receiving written approval by EPA of any Corrective Action Plan required pursuant to Paragraph 18 of Attachment A of Appendix 1 of the Consent Decree, or any corrective action assessment by EPA for the Zone of Discharge required pursuant to Section D of Attachment B of Appendix 1 of the Consent Decree, Defendant shall submit to EPA for approval a proposed Financial Assurance Plan to implement the applicable Plan Work. The proposed Financial Assurance Plan shall include, as appropriate:

a.        A Corrective Action Cost Estimate for each stage of the Plan Work.

b.        A proposed Financial Mechanism, or set of Mechanisms, to provide Financial Assurance for the Plan Work, selected from the options set forth in Section (Type A Financial Assurance), except for Paragraph 10.a.(1)(c), of this Appendix (e.g., trust fund, surety bond,

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insurance, letter of credit, corporate financial test, or Corporate Guarantee) as applied to the Plan Work. If Defendant wishes to propose an alternate form or reduced amount of Financial Assurance, wishes to provide Financial Assurance in phases corresponding to the estimated costs for each stage of Plan Work or wishes to seek a waiver of all or part of the Financial Assurance required under this Section IV, Defendant shall submit a request to EPA explaining the basis for the proposed alternate, reduced or phased Financial Assurance, or the waiver of all or part of the Financial Assurance, together with supporting documentation, for approval.

c.        A proposed schedule (on at least a semi-annual basis) to update the Corrective Action Cost Estimate pursuant to Paragraph 22.b., above, to reflect inflationary adjustments and/or changes to the Plan Work.

23.        Within thirty (30) Days of EPA’s approval of Defendant’s Financial Assurance Plan, Defendant shall provide Financial Assurance for the Plan Work in an amount no less than the approved Corrective Action Cost Estimate, and in accordance with the Financial Assurance Plan approved by EPA.

V. Financial Assurance for Third Party Liability

24.        Within thirty (30) Days of the Effective Date of the Consent Decree, and on the first Anniversary Date and annually thereafter, Defendant’s CFO shall provide to EPA a Financial Mechanism for Third Party Liability along with an originally signed CFO Certification, together with supporting documentation, confirming that it has established Financial Assurance to compensate a third-party for bodily injury or property damage that might result from sudden accidental or non-sudden accidental occurrences associated with the Phosphogypsum Stack System Closure or Long Term Care at the Facility (“Financial Assurance for Third Party Liability”). If Defendant is providing Financial Assurance for Phosphogypsum Stack System Closure and Long Term Care pursuant Paragraph 10.a.(1)(c), Defendant shall, notwithstanding the schedules set forth in Paragraph 25, provide the Financial Mechanism and information required for Third Party Liability in accordance with the schedule and deadlines in Paragraph 29.d. The Financial Assurance for Third Party Liability shall comply with LAC 33:V.3715, except as provided in Paragraph 25, below, and in lieu of complying with LAC 33:V.3715.E Defendant shall maintain such Financial Assurance for the duration of Phosphogypsum Stack System Closure or Long Term Care. If Defendant wishes to propose an adjustment to the amount of Financial Assurance pursuant to LAC 33:V.3715.C, Defendant shall submit to EPA for approval an originally signed CFO Certification and, as set forth in LAC 33:V.3715.C, explaining the basis for the proposed adjustment, together with supporting documentation. Until such time as EPA approves the adjusted Financial Assurance in writing, Defendant shall provide Financial Assurance for Third Party Liability as required herein. Nothing in this Paragraph shall be construed to waive or limit EPA’s right, pursuant to LAC 33:V.3715.D, to adjust the level of Financial Assurance required in LAC 33:V.3715.A&B. EPA’s determination of whether or not to approve Defendant’s request under LAC 33:V.3715.C is subject to dispute resolution under Section XI (Dispute Resolution) of the Consent Decree, but not judicial review.

25.        Defendant’s Financial Assurance for Third Party Liability shall comply with LAC 33:V.3715.A-B&F-J, and LAC 33:V.3719.G,H.2 & I-N, except as otherwise provided in the F.A.C., and as modified by this Paragraph. If Defendant is using a trust fund, letter of credit, or

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surety bond, the Trustee of any trust fund, or the provider of any letter of credit, or surety bond shall not be a Related Party to Defendant. Defendant shall word the Financial Mechanism as specified in LAC 33:V.3719, except the term “facility” shall substitute for the phrase “hazardous waste facility,” and unless EPA provides an alternate form.

a.        For a surety bond or for insurance, Defendant shall demonstrate that the surety and the insurer have at least a “secured” financial strength rating of “A” by A.M. Best or an equivalent rating by an NRSRO. Such demonstration shall be in the form of an originally signed certification from either the Defendant (CFO Certification) or an officer of A.M. Best or the NRSRO.

b.        For a letter of credit, Defendant shall ensure that the provider of the letter of credit is a federally insured financial institution.

c.        For the corporate financial test, Defendant shall:

(1) In lieu of LAC 33:V.3715.F.1.b.i, use the current rating for either the S&P Long-Term Issuer Credit Rating or Moody’s long-term Corporate Family Rating which assesses a company’s capacity to meet its long-term (greater than one (1) year) financial commitments, as they come due.

(2) In lieu of the provision at LAC 33:V.3715.F.3, demonstrate that it meets the corporate financial test by submitting the following to EPA thirty (30) Days after the Effective Date of the Consent Decree, and on the first Anniversary Date and annually thereafter:

(a) A letter signed by Defendant’s CFO and as worded in LAC 33:V.3719.G (“CFO TPL Letter”).

(b) A copy of the independent CPA’s report on examination of Defendant’s audited financial statements for the latest completed fiscal year.

(c) A copy of the Independently Audited financial statements for the last completed year.

(d) A report of procedures and findings from Defendant’s independent CPA, resulting from an agreed-upon procedures engagement performed in accordance with the AICPA Statement on Standards for Attestation Engagements, AT Section 201 - Agreed Upon Procedures Engagements (including AICPA related attestation interpretations), as updated, that describes the procedures performed and related findings, including whether or not differences or discrepancies were found in the comparison of financial information included in the letter (including attachments and exhibits) from Defendant’s CFO and Defendant’s Independently Audited, year-end financial statements for the last fiscal year, including all attachments. Where differences or discrepancies exist between Defendant’s CFO TPL Letter and Defendant’s Independently Audited year-end financial statements, the report of procedures and findings will reconcile any differences or discrepancies between the values or information represented in Defendant’s CFO TPL Letter and Defendant’s Independently Audited financial statements. Procedures to be performed by the independent CPA shall be in accordance with AT Section 201.

d.        For a Corporate Guarantee, Defendant shall comply with LAC 33:V.3715.G, and as modified by Paragraph 25.c., and shall meet the requirements specified below:

(1) Submit the documents required under Paragraph 25.c.(2) to EPA thirty (30) Days after the Effective Date of the Consent Decree, and on the first Anniversary Date and annually thereafter;

(2) Use the exact wording as specified in Form 6-A, Attachment D of this Appendix, for the CFO TPL Letter; and

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(3) Provide a written Guarantee using the exact wording specified in Form 6-B, Attachment D of this Appendix.

VI. Information Gathering

26.         For purposes of Appendix 2, information gathering shall be governed by Paragraphs 26 and 88 of the Consent Decree unless otherwise specified in this Appendix.

VII. Temporary Non-Compliance

27.         If Defendant determines that it has violated or may violate any requirement of this Appendix, Defendant shall follow the procedures below. Any dispute raised by Defendant regarding EPA’s refusal to approve a plan under this Paragraph shall not prohibit EPA from accessing or collecting on existing Financial Assurance. Defendant shall be deemed to be without Financial Assurance for purposes of enforcement (but not for accessing or collecting Financial Assurance should it be necessary) if Defendant fails to meet a compliance schedule or the terms of a compliance plan under this Appendix.

a.        For all non-compliances or anticipated non-compliances, except for those associated with Paragraph 31 of this Appendix, Defendant shall within ten (10) Days of the non-compliance determination submit to EPA an originally signed CFO Certification together with supporting documentation, explaining in detail the nature of the violation and stating whether or not the non-compliance can be rectified by Defendant within thirty (30) Days. If Defendant does not believe that it can rectify the non-compliance within thirty (30) Days, then within ten (10) Days of its notice Defendant shall submit to EPA for approval a plan and schedule for correcting the violation. If applicable, such a plan shall include additional or alternate Financial Assurance. In the event that alternate or additional Financial Assurance is a component of the plan and schedule, then the Financial Assurance shall be provided as soon as possible, but no later than sixty (60) Days after Defendant’s notice of the Defendant’s non-compliance. Defendant may request additional time to provide the alternate or additional Financial Assurance and such request shall include a detailed explanation and supporting documentation. EPA’s determination of whether or not to approve Defendant’s plan and schedule for correcting the violation(s) is subject to dispute resolution under Section XI (Dispute Resolution) of the Consent Decree, including judicial review, except that the time frames for notices and submissions under Section XI (Dispute Resolution) of this Consent Decree shall be reduced by half for any plan requiring alternate or additional Financial Assurance.

b.        For all non-compliances or anticipated non-compliances under Paragraph 31, except for Paragraphs 31.j. through 31.m. of this Appendix, Defendant shall within ten (10) Days of the non-compliance determination submit to EPA an originally signed CFO Certification together with supporting documentation, explaining in detail the nature of the violation and stating whether or not the non-compliance can be rectified by Defendant within thirty (30) Days. If Defendant does not believe that it can rectify the non-compliance within thirty (30) Days, then within ten (10) Days of its notice Defendant shall submit to EPA for approval a plan and schedule for correcting the violation. In the event that alternate or additional Financial Assurance is to be provided by a Third-Party Mechanism, then the Financial Assurance shall be provided as soon as possible, but no later than sixty (60) Days after Defendant’s notice of the Defendant’s non-compliance. Defendant may request additional time to provide the alternate or additional

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Financial Assurance and such request shall include a detailed explanation and supporting documentation. EPA’s determination of whether or not to approve Defendant’s plan and schedule for correcting the violation(s) is subject to dispute resolution under Section XI (Dispute Resolution) of the Consent Decree, including judicial review except that the time frames for notices and submissions under Section XI (Dispute Resolution) of this Consent Decree shall be reduced by half for any plan that requires alternate or additional Financial Assurance.

c.         If Defendant is unable to provide alternate Financial Assurance as required by Paragraphs 31.j. through 31.m., and Defendant requests additional time to secure and provide alternate Financial Assurance under Paragraphs 31.j. through 31.m., Defendant shall submit to EPA for approval a plan and schedule for providing such alternate Financial Assurance. Such plan may include the continued role of the Guarantor under a Corporate Guarantee.

(1) The proposed plan and schedule shall provide that the Alternate Financial Assurance will be established as soon as possible by no later than sixty (60) Days after notice of the non-compliance. Defendant may request additional time to provide the alternate Financial Assurance and such request shall include a detailed explanation and supporting documentation.

(2) In the event that the proposed plan and schedule includes a continued role for the Guarantor under a Corporate Guarantee, Defendant shall submit with the plan updated information under Paragraph 31.h from the Guarantor, and a CFO Certification from the Guarantor’s CFO certifying as to the amount of financial resources that the Guarantor expects to have available for the next fiscal year to either perform Phosphogypsum Stack Closure and Long Term Care activities at the Operating and Closing Facilities or to provide alternate Financial Assurance. Such certification shall be required annually, and submitted along with the information provided under the Corporate Guarantee.

(3) EPA’s determination of whether or not to approve Defendant’s plan and schedule for providing alternate Financial Assurance, as required by Paragraphs 31.j, 31.l, and 31.k for an EPA decision based on an independent CPA’s adverse or qualified opinion, is subject to dispute resolution under Section XI (Dispute Resolution) of the Consent Decree, including judicial review except that Defendant shall seek any such judicial review in Court within seven (7) Days after the conclusion of the dispute resolution period, and the position of EPA shall become effective unless stayed or modified by the Court within twenty (20) Days of the conclusion of the dispute resolution period. EPA’s determination of whether or not to approve Defendant’s plan and schedule for providing alternate Financial Assurance as required by Paragraphs 31.k. (except for EPA decision based on an independent CPA’s adverse or qualified opinion) and 31.m. is subject to dispute resolution under Section XI (Dispute Resolution) of the Consent Decree, including judicial review. The time frames for notices and submissions under Section XI (Dispute Resolution) of this Consent Decree shall be reduced by half.

28.        Defendant shall not be subject to stipulated penalties pursuant to Section IX (Stipulated Penalties) of the Consent Decree for temporary non-compliance with this Appendix provided that: (a) Defendant complies with the notice and submittal requirements of Paragraph 27, above; (b) EPA approves the plan and schedule for correcting the violation, including any additional or alternative Financial Assurance; (c) Defendant within ten (10) Days of EPA’s approval commences the correction of the violation in accordance with the approved schedule, including if applicable the establishment of any additional or an alternate form of Financial Assurance; and (d) EPA determines that Defendant’s violation is not due to Defendant’s lack of diligence or good faith (the burden of proving this shall rest with Defendant).

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VIII.	Compliance Schedule

A.        Type A Financial Assurance

29.        In the event that the Defendant establishes Financial Assurance pursuant to Section III.A (Type A Financial Assurance), Paragraph 10.a.(1)(c), Defendant shall meet the following:

a.        Defendant shall:

(1) Deposit $113.696 Million into a trust fund (“Louisiana Phosphogypsum Trust Fund”) that shall be set up in accordance with Paragraph 30, below, for the Phosphogypsum Stack System Closure of the Operating Facility and for the Long Term Care at the Operating and Closing Facilities no later than thirty (30) Days after the Effective Date of the Consent Decree or by January 11, 2016, whichever is later; and

(2) Provide an executed Corporate Guarantee, in accordance with Paragraph 31, below, in the amount represented by the Louisiana Financial Assurance Delta. The signed Guarantee is attachment to this Appendix (Attachment I) and will be in effect as of the Effective Date of the Consent Decree.

b.        For each Facility:

(1) Financial Assurance provided by Defendant pursuant to this Section VIII.A shall apply only to and shall satisfy all requirements concerning Financial Assurance for Phosphogypsum Stack System Closure and Long Term Care under this Consent Decree with respect to:

(a) The current configuration of the Phosphogypsum Stack System at the Operating and Closing, as reflected in Attachment F, Exhibit F-1 (i.e., existing Phosphogypsum Stack System), including any increase in height within that configuration and its current footprint up to its design height, and

(b) Any planned lateral expansion(s) of the existing Phosphogypsum Stack System at the Operating Facilities as identified by the Defendant in 2015 (i.e., Attachment F, Exhibit F-2, and identified in Attachment G: Baseline as “Planned Future Expansion Closure Area”) (“Planned Expansion”): (i) that qualifies as a “Covered Expansion” under Paragraph 29.b.(2) below, and (ii) that becomes part of the Phosphogypsum Stack System configuration (i.e., fully-engineered and constructed) upon and in accordance with any requisite approvals by LDEQ pursuant to the laws and regulations of Louisiana. Nothing in this Paragraph or in the Consent Decree shall be construed to limit, alter or supersede the permitting and approval authorities of LDEQ with respect to the permitting or timing and conditions of the Planned Expansion(s).

(2) The Planned Expansion(s) shall be a Covered Expansion if it meets either of the following criteria, below, to be determined at the time the Planned Expansion(s) is fully engineered and the information required by Paragraph 29.b.(3), below, has been submitted (the “Determination Date”):

(a) The Total Phosphogypsum Volume3 in the Phosphogypsum Stack System anticipated at the Determination Date (calculated pursuant to Paragraph 29.b.(3), below) is not more than two point five percent (2.5%) greater than the Total Phosphogypsum Volume anticipated in 2015 (as specified in the Attachment G: Baseline), and the

3 Total Phosphogypsum Volume is utilized herein as an approximate surrogate for pore water volume.

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anticipated Total Future Closure Area at the Determination Date (calculated pursuant to Paragraph 29.b.(3), below) is not more than three percent (3%) greater than the Total Future Closure Area anticipated in 2015 (as specified in Attachment G: Baseline); or

(b) The sum of the following is not more than five percent (5%):

    (i) The percent (%) change between the Total Phosphogypsum Volume anticipated at the Determination Date (calculated pursuant to Paragraph 29.b.(3), below) and the Total Phosphogypsum Volume anticipated in 2015 (as specified in the Attachment G: Baseline), and

    (ii) The percent (%) change between the Total Future Closure Area anticipated at the Determination Date (calculated pursuant to Paragraph 29.b.(3), below) and the Total Future Closure Area anticipated in 2015 (as specified in the Attachment G: Baseline).

(c) Defendant shall, in making the calculations required by Paragraph 29.b.(2)(b), above, substitute zero (“0”) for a negative percentage that may be generated when comparing the Total Phosphate Volume or the Total Future Closure Area as of the Determination Date to the 2015 baseline.

(3) Defendant shall submit to EPA information regarding the Planned Expansion(s) at the Operating Facility as follows:

(a) If Defendant has not provided the information regarding the Planned Expansion(s) at the Operating Facility identified by Defendant in 2015, using the form in Attachment G, prior to the Effective Date of the Consent Decree, then Defendant shall submit such information to EPA (the “Attachment G: Baseline”) within thirty (30) Days of the Effective Date of the Consent Decree to use as a baseline in determining if the Planned Expansion(s) once fully engineered is a Covered Expansion.

(b) Defendant shall submit updated information regarding the Planned Expansion using the form in Attachment G (the “Attachment G: Updated”), within 45 (forty-five) Days of the time that a Planned Expansion has been fully-engineered. The information submitted shall be used to determine if the Planned Expansion as fully engineered is a Covered Expansion. Attachment G: Updated shall include the following adjustments, if applicable:

(i) If Defendant has not installed a liner as identified in the 2015 baseline as reflected in Attachment G: Baseline at the corresponding average stack elevation prior to activation of the Planned Expansion, then the Total Phosphogypsum Volume shall be revised in the Attachment G: Updated to account for the lack of the liner by adding in the corresponding values of phosphogypsum volume deducted for that anticipated liner as previously calculated and reflected in the Attachment G: Baseline in the column labelled “Phosphogypsum Volume to be Added if Proposed HDPE Liner is Not Installed at Elevation 100’(acre-feet).”

(ii) If Defendant has, after 2015, either lined or closed an isolated section of the Phosphogypsum Stack System or has installed a liner for such section that had not been identified in the 2015 Attachment G, the volume of phosphogypsum beneath the liner at the time of liner installation may be reduced at the rate of eight percent (8%) annually for the period following the installation of the liner until the Determination Date, when calculating the Total Phosphogypsum Volume on the Updated Attachment G.

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(iii) If Defendant, after 2015, closes a portion of the stack top area or slope area earlier than scheduled to be closed, the corresponding area(s) may be deducted from the Total Future Closure Area in the Updated Attachment G, provided there are no then-planned lateral or vertical expansions that would require re-activating the closed areas.

(4) Notwithstanding the adjustments in Paragraph 29.b.(3)(b), above, a Planned Expansion shall not be considered a Covered Expansion if the total area of the Planned Expansion as fully engineered exceeds the area of the Planned Expansion as specified in Attachment F (Figure F-2) and the Attachment G: Baseline (i.e., “Future Expansion Closure Area”) by more than eight percent (8%).

(5) Defendant shall provide financial assurance under applicable State law and regulations for:

(a) Any new Phosphogypsum Stack, new Phosphogypsum Stack System, or new expansion of a Phosphogypsum Stack System (i.e., any lateral expansions, increased height above the design height as of 2015, new cooling pond or other form of expansion, in each case to the extent not identified in Attachment F); and

(b) A Planned Expansion that exceeds the criteria for a Covered Expansion. The financial assurance shall be in an amount equal to the difference in the (i) costs of Phosphogypsum Stack System Closure and Long Term Care between the Planned Expansion as anticipated in 2015 (see Attachment G: Baseline, “Planned Future Expansion Closure Area” and “Planned Future Expansion Phosphogypsum Volume”) for the Operating Facility and (ii) and the fully-engineered, actual build of the Planned Expansion, as permitted by LDEQ, and as reflected in Attachment G: Updated (i.e., “Expansion Closure Area” and “Expansion Phosphogypsum Volume”). This financial assurance, unless otherwise agreed to by LDEQ in its sole discretion, is due within ninety (90) Days of submitting the Attachment G: Update.

(6) Defendant shall not use the Financial Mechanisms demonstrating Financial Assurance under this Consent Decree (e.g., Financial Mechanisms specified in Paragraph 29.a. of this Appendix) or that may be required in Paragraphs 27 or 31 of this Appendix, in establishing or demonstrating compliance with any financial assurance required pursuant to any federal or State law or regulations. Defendant is not precluded from relying on such Financial Mechanisms in satisfying any financial metric or test utilized for financial assurance when permitted under a federal or State law or regulation.

(7) Defendant shall archive and maintain the Computer Aided Design (“CAD”) files, for the Operating Facility, which contain the underlying information for the values specified in Attachment G: Baseline. Defendant shall maintain the CAD files until Phosphogypsum Stack System Closure and Long Term Care, pursuant to a Permanent Closure Plan, has been implemented at the New Wales Facility. Defendant shall provide access to the CAD files, or provide the CAD files, within thirty (30) Days of the EPA’s request.

c.        Defendant shall first draw upon its own resources or a Guarantor’s resources (as set forth in Paragraph 31), before requesting any reimbursement or release from the Louisiana Phosphogypsum Trust Fund or any other Third-Party Mechanism established pursuant to this Section VIII to pay for the Phosphogypsum Stack System Closure and/or Long Term Care at the Operating and Closing Facilities. If EPA approves additional Third-Party Mechanisms, as set out in Section III.A (Type A Financial Assurance) of this Appendix (e.g., insurance), EPA will

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determine the priority for drawing on the Third-Party Mechanisms and such determination is not subject to dispute resolution pursuant to Section XI (Dispute Resolution) of the Consent Decree and is not subject to judicial review.

d.        Within forty five (45) Days of the trust fund being established and funded as set forth in Paragraph 29.a., above, or by March 31 of the calendar year in which the trust fund is established and funded, whichever is later, and on or before the Anniversary Date in the following calendar year and annually thereafter, Defendant shall provide to EPA an originally signed CFO Certification in the form attached hereto as Attachment A from the Defendant’s CFO together with supporting documentation, confirming that it has established Financial Assurance for Phosphogypsum Stack System Closure and Long Term Care at the Operating and Closing Facilities in a total amount no less than the Total Louisiana Cost Estimate. The Anniversary Date under this Section XVIII.A. of the Appendix shall be March 31.

30.        Defendant shall with respect to the Louisiana Phosphogypsum Trust Fund comply with the requirements of Paragraph 10.a.(1)(c), and the following requirements of LAC 33:V.3707.A.1-2, 7 & 9-11 and LAC 33:V.3711.A.1-2, 7 & 9-12, as applicable and as modified below:

a.        In addition to the applicable requirements of LAC 33:V.3707.A.1 and LAC 33:V.3711.A.1, Defendant shall:

(1) When replacing an existing Trustee with a successor (“Successor Trustee”) use the following criteria listed below. Notwithstanding the criteria for a Successor Trustee, EPA and LDEQ reserve all legal and equitable rights under the law to take any action to protect its interests in the trust fund.

(a) The Successor Trustee identified by the Defendant must be the Trust Department of a Bank or a professional Trustee, be able to hold trust assets in secure custody, not be subject to a conflict of interest, be able to account for trust assets and income to the Grantor, Beneficiaries and tax authorities as required by law, maintain records of trust transactions, and meet the responsibilities of a Trustee established by State and federal law.

(b) In establishing that the Successor Trustee can meet the criteria listed in Paragraph

30.a.(1)(a), above, Defendant shall consider at a minimum the Successor Trustee’s trust management experience, the length of time served as a Trustee, the investment experience of the Successor Trustee and whether the Successor Trustee is regulated, bonded and insured.

(2) Prior to terminating the Trustee, Defendant shall consult with EPA explaining the purpose or benefit of such termination and identifying the proposed Successor Trustee. If the Defendant terminates the Trustee, Defendant shall provide notice to EPA and LDEQ when providing notice to the Trustee.

(3) Defendant has proposed, and EPA and LDEQ have approved, Russell Investments as the initial Trustee of the Louisiana Phosphogypsum Trust Fund.

b.         In lieu of LAC 33:V.3719.A, Defendant shall use the exact wording as specified in Form 1-B, Attachment D of this Appendix, for the Trust Agreement. The Defendant may enter into an addendum to the Trust Agreement (“Addendum”) provided that: (a) the Addendum supplements and does not contain terms that conflict, supersede, revise or alter the terms of the Trust Agreement (or the requirements of Appendix 2); and (b) the Addendum is approved by EPA in advance, such approval is within EPA’s unreviewable discretion. EPA has approved an

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Addendum included as Form 2, Attachment D of this Appendix. The Trust Agreement must be accompanied by a formal certification of acknowledgement.

c.        In accordance with Paragraph 10.a.(1)(c) (and in lieu of LAC 33:V.3707.A.3-4 and LAC 33:V.3711.A.3-4), and as specified in Paragraph 29.a., above, Defendant shall deposit $113.696 Million into the Louisiana Phosphogypsum Trust Fund for the benefit of EPA and LDEQ. Payments from the Louisiana Phosphogypsum Trust Fund shall be in accordance with the reimbursement procedures set forth in Paragraph 30.d., below, or the release procedure set forth in Paragraph 30.e., below, and the Trust Agreement.

d.        Defendant shall, when requesting reimbursement from the Louisiana Phosphogypsum Trust Fund, meet the requirements of LAC 33:V.3707.A.3-4 and LAC 33:V.3711.A.11 except as modified below:

(1) Defendant shall not seek reimbursement from the Louisiana Phosphogypsum Trust Fund for Phosphogypsum Stack System Closure at the Closing Facilities in Louisiana.

(2) Defendant shall not seek reimbursement from the Louisiana Phosphogypsum Trust Fund for Phosphogypsum Stack System Closure and/or Long Term Care related-costs for the Operating Facility and Long Term Care related-costs for the Closing Facilities unless the value of the Louisiana Phosphogypsum Trust Fund equals or exceeds the Total Louisiana Cost Estimate at the time reimbursement is sought. Defendant may, when the Louisiana Phosphogypsum Trust Fund value equals or exceeds the Total Louisiana Cost Estimate, seek reimbursement for Phosphogypsum Stack System Closure and/or Long Term Care at the Louisiana Facilities related-costs only if sufficient funds are available to cover the Total Louisiana Cost Estimate.

(3) Defendant shall not seek reimbursement from the Louisiana Phosphogypsum Trust Fund for taxes paid on the Louisiana Phosphogypsum Trust Fund unless the value of the Louisiana Phosphogypsum Trust Fund equals or exceeds the Total Louisiana Cost Estimate at the time reimbursement is sought. When the Louisiana Phosphogypsum Trust Fund value equals or exceeds the Total Louisiana Cost Estimate, Defendant may seek reimbursement for taxes paid on the Louisiana Phosphogypsum Trust Fund only if sufficient funds are available to cover the Total Louisiana Cost Estimate and Defendant complies with the requirement of Paragraph 30.g., below.

(4) For any initial reimbursement each year, Defendant shall submit a Total Louisiana Cost Estimate in accordance with Paragraph 4.c. (i.e., a Cost Estimate reflecting cost adjustments), and for any subsequent reimbursement in that year, submit a Total Louisiana Cost Estimate if there has been any significant cost adjustments and/or changes to the Louisiana Phosphogypsum Stack System.

(5) In addition, Defendant shall when seeking reimbursement from the Louisiana Phosphogypsum Trust Fund direct the Trustee to provide EPA with a current (i.e., as of a date within seven (7) Days of the date Defendant is requesting the reimbursement) accounting of the Louisiana Phosphogypsum Trust Fund.

e.        Defendant shall when requesting release of funds from the Louisiana Phosphogypsum Trust Fund meet the requirements of LAC 33:V.3707.A.7 and LAC 33:V.3711.A.7&10, except as modified below:

(1) Defendant shall not seek release of funds from the Louisiana Phosphogypsum Trust Fund unless the value of the Louisiana Phosphogypsum Trust Fund equals or exceeds the Total Louisiana Cost Estimate at the time release is sought.

(2) Defendant may seek a release of funds when the Louisiana Phosphogypsum Trust Fund value equals or exceeds the Total Louisiana Cost Estimate only if sufficient funds are available to cover the Total Louisiana Cost Estimate.

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(3) Defendant shall, when seeking a release of funds from the Louisiana Phosphogypsum Trust Fund, direct the Trustee to provide EPA with a current (i.e., as of a date within seven (7) Days of Defendant’s request for the release) accounting of the Louisiana Phosphogypsum Trust Fund.

f.        Defendant when seeking termination of the Louisiana Phosphogypsum Trust Fund shall comply with LAC 33:V.3707.A.11 and LAC 33:V.3711.A.12, and Defendant shall not seek termination of the Louisiana Phosphogypsum Trust Fund until all Phosphogypsum Stack System Closure and Long Term Care activities have been completed and certified pursuant to Attachment D, Appendix 1 of the Consent Decree, for all Operating and Closing Facilities.

g.        Defendant shall pay all taxes of any kind that may be assessed or levied against or with respect to the Louisiana Phosphogypsum Trust Fund. Defendant shall also pay all expenses (e.g., brokerage commissions, accounting services, reasonable fees for legal services rendered to the Trustee, the compensation of the Trustee, costs incurred by the Sub-advisors, penalties, and all other proper charges and disbursements of the Trustee) incurred by the Trustee in connection with the administration and management of the Louisiana Phosphogypsum Trust Fund. Defendant may pay such taxes and expenses by establishing a trust fund account (“T&E Trust Fund Account”), to be accessed by the Trustee, into which Defendant shall transmit sufficient funds in advance of the date by which the Trustee is required to pay such taxes and/or expenses. The T&E Trust Fund Account shall be established and maintained by the Trustee as a separate and distinct fund from the Louisiana Phosphogypsum Trust Fund. The T&E Trust Fund Account shall be established on the date that the Louisiana Phosphogypsum Trust Fund is established pursuant to the Consent Decree. At no time shall there be reimbursement for taxes from the Louisiana Phosphogypsum Trust Fund except in accordance with Paragraph 30.d., above, and not if such reimbursement will deplete the corpus (i.e., principle and income) of the Louisiana Phosphogypsum Trust Fund such that the value of the Louisiana Phosphogypsum Trust Fund no longer equals or exceeds the Total Louisiana Cost Estimate. In addition, if Defendant seeks reimbursement for taxes under Paragraph 30.d., there shall by no reimbursement from the Louisiana Phosphogypsum Trust Fund for penalties owed to the Internal Revenue Service or the State’s Tax Commission.

h.        Defendant shall direct the Trustee and shall ensure that EPA receives, in writing, the following information specified in Paragraphs 30.h.(1)-(3), below. Defendant shall confirm the information has been received by EPA within five (5) Days of the date due and, if such information has not been received by EPA, Defendant shall provide the information within twenty (20) Days of the date the information is due to EPA; provided that if Defendant does not have all the referenced information in its possession, it shall so notify EPA within twenty (20) Days of the date the information is due and shall also identify the steps it is taking to obtain access to any such information it does not have.

(1) Semi-annual trust fund account statements reporting on the growth of the Louisiana Phosphogypsum Trust Fund and a list of the investments (including the applicable rating).

(2) In connection with all requests for reimbursement or release from the Louisiana Phosphogypsum Trust Fund, a current (i.e., as of a date within seven (7) Days of Defendant’s request) accounting of the fund or subaccount as appropriate.

(3) In the event that Defendant Guarantor’s Liquidity Buffer falls below $1 Billion, quarterly Louisiana Phosphogypsum Trust Fund account statements and a list of the investments (including the applicable rating).

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i.        Defendant shall direct the Trustee to invest and re-invest the principal and income of the Louisiana Phosphogypsum Trust Fund with the express purposes of achieving full funding (i.e., the value of the Louisiana Phosphogypsum Trust Fund equals or exceeds the Total Louisiana Cost Estimate) as soon as possible, consistent with prudent investment practices, and managing the risk levels of such investments to preserve such principal and income as set forth in this Paragraph 30.i. Defendant shall direct the Trustee to invest and re-invest only in a combination of Investment Grade corporate securities, Investment Grade municipal securities, and U.S. Treasury Securities, as specified below in Paragraphs 30.i.(1)-(2) (and as set out in Schedule C of the Trust Agreement), except for funds deposited from a letter of credit that shall be invested as specified by Paragraph 30.k., below. Defendant may direct the Trustee, upon EPA written approval that is not subject to dispute resolution pursuant to Section XI (Dispute Resolution) of the Consent Decree and is not subject to judicial review, to consider investment in other types of securities or financial vehicles. Nothing in this Paragraph 30.i. shall alter or waive the rights of EPA or LDEQ to protect their interest in the Louisiana Phosphogypsum Trust Fund.

(1) Such investment shall be: (a) no less than forty percent (40%) of the Louisiana Phosphogypsum Trust Fund shall be U.S. Treasury Securities; (b) commencing twelve (12) months after the Effective Date, no more than five percent (5%) of the Louisiana Phosphogypsum Trust Fund shall consist of U.S. Treasury Securities with maturities less than three (3) years (not including U.S. Treasury Securities originally purchased with a maturity greater than ten (10) years, and then held to maturity) and all other U.S. Treasury Securities shall have maturities of three (3) years or more; (c) no more than fifteen percent (15%) of the Louisiana Phosphogypsum Trust Fund in Investment Grade corporate or municipal securities with ratings by a NRSRO of BBB/Baa2 (or the equivalent); and (d) the balance that remains of the Louisiana Phosphogypsum Trust Fund in Investment Grade corporate or municipal securities with ratings by a NRSRO of at least BBB+/Baa1 (or the equivalent) or above.

(2) For purposes of this Paragraph 30.i.(2), if a security is rated at different levels by different NRSROs, the lower of the ratings shall be utilized. In the event of a downgrading of one or more investments of the Louisiana Phosphogypsum Trust Fund, resulting in either: (i) the Louisiana Phosphogypsum Trust Fund holds one or more corporate or municipal securities rated lower than BBB, Baa2 or the equivalent, or (ii) the portion of the Louisiana Phosphogypsum Trust Fund invested in corporate or municipal securities rated BBB, Baa2 or the equivalent exceeds fifteen percent (15%), the Trustee shall have a reasonable and prudent period of time to take steps to conform to the requirements of this Paragraph, 30.i.

j.        After the Louisiana Phosphogypsum Trust Fund’s value equals or exceeds the Total Louisiana Cost Estimate, the Louisiana Phosphogypsum Trust Fund shall be invested only in U.S. Treasury Securities unless EPA in its unreviewable discretion agrees otherwise and the Parties modify this Appendix in accordance with Section XVIII (Modification) of the Consent Decree. At such time, the Trustee shall be afforded a reasonable and prudent period of time to dispose of securities other than U.S. Treasury Securities and to acquire the additional U.S. Treasury Securities.

k.        Defendant shall direct the Trustee to invest funds deposited into the stand-by trust (i.e., Louisiana Phosphogypsum Trust Fund) from the letter of credit into accounts or investments that have no penalty for immediate withdrawals.

l.        Defendant shall review the Guarantor’s Liquidity Buffer at the close of every month, and if Defendant determines that such Liquidity Buffer has fallen below $1 Billion, then within five (5) Days of the beginning of the following month, Defendant shall direct the Trustee

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through amended instructions under the Trust Agreement (i.e., Schedule D, Exhibit B) to provide EPA and LDEQ with quarterly Louisiana Phosphogypsum Trust Fund account statements and a list of the securities (including the applicable rating). In addition, Defendant shall notify EPA within five (5) Days of such a determination (i.e., the Liquidity Buffer has fallen below $1 Billion), and that the Trustee will be submitting quarterly account statements.

m.        Defendant shall provide the Trustee a copy of this Appendix 2 (and all the attachments).

31.        Defendant, in lieu of Paragraph 10.f., shall meet the requirements of LAC 33:V.3707.F.10 and LAC 33:V.3711.F.11, as applicable, and as modified below. Defendant shall comply with only those requirements of LAC 33:V.3707.F.1-8 and LAC 33:V.3711.F.1-8, as referenced in of LAC 33:V.3707.F.10 and LAC 33:V.3711.F.11, that are set forth in this Paragraph 31.

a.        Defendant shall provide a written Corporate Guarantee, as specified below, to cover that portion of its Financial Assurance obligation not covered by the Louisiana Phosphogypsum Trust Fund established pursuant to Paragraph 30, above.

b.        Defendant shall, pursuant to of LAC 33:V.3707.F.10 and LAC 33:V.3711.F.11 and as herein modified, obtain a Corporate Guarantee from a direct or higher-tier parent corporation of the Defendant, a firm whose parent corporation is also the parent corporation of the Defendant, or a firm with a Substantial Business Relationship with the Defendant. If the Guarantor’s parent corporation is also the parent corporation of the Defendant, the letter from the CFO specified in Paragraph 31.h.(4), below, shall describe the value received in consideration of the Guarantee. If the Guarantor is a firm with a Substantial Business Relationship with the Defendant, the CFO Letter must describe this Substantial Business Relationship and the value received in consideration of the Guarantee.

c.        Defendant shall maintain the Guarantee until such time as: (1) the value of the Louisiana Phosphogypsum Trust Fund plus the amount of the letter of credit equals or is greater than the Total Louisiana Cost Estimate, (2) Defendant directs the Trustee to provide EPA with a current (i.e., as of a date within five (5) Days of Defendant’s request) accounting of the Louisiana Phosphogypsum Trust Fund; and (3) EPA affirms in writing to the Defendant that the value of the Louisiana Phosphogypsum Trust Fund plus the amount of the letter of credit equals or is greater than the Total Louisiana Cost Estimate.

d.        Defendant shall, in lieu of LAC 33:V.3719.H as referenced in of LAC 33:V.3707.F.10 and LAC 33:V.3711.F.11, provide a written Guarantee using the exact wording specified in Form 5-B, Attachment D of this Appendix. A copy of the executed Guarantee shall accompany the items listed in Paragraph 31.h., below.

e.        Defendant shall provide a Corporate Guarantee that, pursuant to of LAC 33:V.3707.F.10.a and LAC 33:V.3711.F.11.a except as herein modified, requires that if Defendant fails to perform Phosphogypsum Stack System Closure and/or Long Term Care in accordance with the Initial Closure Plan and/or Permanent Closure Plan and other applicable requirements under the Consent Decree whenever required to do so, the Guarantor shall undertake such performance or establish alternate Financial Assurance in accordance with Section III.A (Type A Financial Assurance), except for Paragraph 10.a.(1)(c), in the name of the Defendant in the amount at least equal to the Louisiana Financial Assurance Delta.

f.        Defendant shall provide a Corporate Guarantee that requires Defendants’ Guarantor to provide a Representation and Certification as worded in Attachment H of this Appendix.

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g.        Defendant shall provide a Guarantee that requires the Guarantor to send notice to Defendant and EPA within five (5) Days of determining that: (1) the Guarantor is unable to provide a Representation and Certification; (2) the Guarantor becomes aware of changes in the Guarantor’s financial condition that would invalidate or otherwise be inconsistent with the terms of the existing Representation and Certification; (3) the Guarantor becomes aware of changes in the Guarantor’s Total Cost Estimate that would invalidate or otherwise be inconsistent with the terms of the Representation and Certification; or (4) the Guarantor is unable to meet the conditions of the Guarantee. Defendant and the Guarantor agree that: (i) such notice shall be admissible in evidence in any litigation between the Parties and create a presumption that the Guarantor cannot provide the required Representation and Certification, and that the Guarantor cannot perform Phosphogypsum Stack System Closure and/or Long Term Care at the Operating and Closing Facilities or establish alternate Financial Assurance in accordance with Section III.A (Type A Financial Assurance) in an amount that is at least equal to the Financial Assurance Delta and (ii) Defendant and the Guarantor may rebut this presumption only by clear and convincing evidence. Such Guarantee shall also include that any notice by the Guarantor of its inability to provide the Representation and Certification, or notice of Guarantor’s inability to comply with the requirements of the Guarantee, incorporates a statement by the Guarantor of the value of the guaranteed obligations that the Guarantor lacks the financial resources to cover. In the event that the Guarantor provides such notice, Guarantor shall make available financial resources to the Defendant so that the Defendant can meet its Financial Assurance obligation under the Consent Decree.

h.        Defendant shall provide a Guarantee, in lieu of LAC 33:V.3707.F.3&5 and LAC 33:V.3711.F.3&5 except as herein modified, that includes information required in Paragraph 31.h.(1)-(8), below. The information required in Paragraph 31.h.(1)-(8) shall be submitted to EPA, in accordance with the schedule and deadlines in Paragraph 29.d.,of each year the Guarantor is providing a Guarantee. Defendant Guarantor’s failure to timely submit the information required below shall not excuse Defendant from providing Financial Assurance.

(1) The value of the Guarantor’s: (a) assets located in the United States; (b) Tangible Assets located in the United States; and (c) the Liquidity Buffer. This information shall be captured in the Guarantor’s CFO Letter as required under Paragraph 31.h.(4), below.

(2) If more than sixty percent (60%) of the Guarantor’s tangible assets are in the form of one or more note receivables from one or more Related Parties, an originally signed certification from the Guarantor’s CFO together with a list of each receivable, the name of the Related Party, and a description (along with any necessary documentation) of the Related Parties financial strength to demonstrate that each Related Party maintains the financial strength to meet its obligation to the Guarantor. Such information shall accompany the Guarantor’s CFO Letter required in Paragraph 31.h.(4), below.

(3) A list of the “Environmental Obligations” and associated cost estimates for the obligations covered by a financial test or guarantee of the Guarantor. The information shall be captured in the Guarantor’s CFO Letter as required under Paragraph 31.h.(4), below.

(4) A letter signed by Guarantor’s CFO worded exactly as specified in Form 4-C, Attachment D of this Appendix (CFO Letter).

(5) A copy of the independent CPA report on examination of the Guarantor’s audited financial statements for the latest completed fiscal year that Guarantor is providing the Corporate Guarantee.

(6) A copy of Guarantor’s audited financial statements for the last completed year.

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(7) A Representation and Certification signed by the Guarantor’s CFO worded exactly as specified by Attachment H of this Appendix. Such Representation and Certification shall accompany the Guarantor’s CFO Letter required in Paragraph 31.h.(4), above.

(8) A report of procedures and findings from the Guarantor’s independent CPA, resulting from an agreed-upon procedures engagement performed in accordance with the AICPA Statement on Standards for Attestation Engagements, AT Section 201 - Agreed Upon Procedures Engagements (including AICPA related attestations interpretations), as updated, that describes the procedures performed and related findings, including whether or not differences or discrepancies were found in the comparison of specified financial information set out in the letter (including attachments and exhibits to the extent specified in the letter) from the Guarantor’s CFO and the Guarantor’s Independently Audited, year-end financial statements for the last fiscal year, including all attachments. Where differences or discrepancies exist between Guarantor’s CFO Letter and the Guarantor’s Independently Audited year-end financial statements, the report of procedures and findings shall reconcile any differences or discrepancies between the values or information represented in the Guarantor’s CFO Letter and the Guarantor’s Independently Audited financial statements. The independent CPA’s report on agreed-upon procedures shall also confirm the firm’s values represented in Section I, Paragraphs 11 and 12, and in Sections II, line items 3 and 5 of the Guarantor’s CFO Letter are calculated correctly pursuant to the requirements under Section I, Paragraphs 11 and 12, and Section II, of the Guarantor’s CFO Letter and are in accordance with GAAP. Procedures to be performed by the independent CPA shall be in accordance with AT Section 201.

i.         Defendant shall provide a Guarantee that requires that the Guarantor provide notice that it is a debtor in a voluntary or involuntary proceeding under Title 11 (Bankruptcy) U.S. Code.

j.         Defendant shall send notice to EPA within five (5) Days of the Defendant’s determination that the Guarantor is unable to meet its obligations under Recital 2 of the Guarantee. Defendant shall, in the event Defendant’s Guarantor is unable to meet its obligations under Recital 2 of the Guarantee as determined by the Defendant or as provided in notice by the Guarantor, provide alternate Financial Assurance in accordance with this Appendix (except for Paragraph 10.a(1)(c)), in an amount no less than the Louisiana Financial Assurance Delta. Defendant shall provide such alternate Financial Assurance within thirty (30) Days of its determination or having received notice from the Guarantor. Defendant shall not seek dispute resolution pursuant to Section XI (Dispute Resolution) of the Consent Decree, and shall not seek judicial review, regarding its determination or the Guarantor’s notice that the Guarantor is unable to meet the obligations of Recital 2 or that the Defendant is required to provide alternate Financial Assurance. In the event that Defendant cannot provide alternate Financial Assurance within thirty (30) Days, Defendant may seek pursuant to Paragraph 27.c., above, a compliance plan and schedule.

k.         Defendant shall, in the event EPA notifies Defendant that the Guarantor no longer meets its obligations under Recital 2 of the Guarantee or pursuant to of LAC 33:V.3707.F.8 and LAC 33:V.3711.F.8 is disallowed from continuing as a Guarantor because an independent CPA has issued in the report on examination of the Guarantor’s audited financial statements an adverse opinion or a disclaimer of opinion, provide alternate Financial Assurance in an amount no less than the Louisiana Financial Assurance Delta. Defendant shall provide alternate Financial Assurance within thirty (30) Days of EPA’s notice. In the event that Defendant cannot provide alternate Financial Assurance within thirty (30) Days, Defendant may request, pursuant to

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Paragraph 27.c., above, a compliance plan and schedule. Dispute resolution and judicial review shall proceed pursuant to Section XI (Dispute Resolution), as modified below:

(1) In the event that Defendant seeks judicial review of an EPA determination that the Guarantor no longer meets its obligations under Recital 2 of the Guarantee:

(a) The standard of review shall be that set forth in Paragraph 81.a. of the Consent Decree; and

(b) If the United States prevails, the Defendant or Guarantor shall immediately provide alternate Financial Assurance in accordance with EPA’s Statement of Position or as directed by the Court in its resolution of the dispute.

(2) In any dispute resolution, including judicial review, of EPA’s determination that the Guarantor can no longer continue as the Guarantor based on an adverse opinion or disclaimer of opinion by the Guarantor’s independent CPA, the following conditions shall apply in addition to those set forth in Paragraph 31.k.(1)(a) and (b), above:

(a) Defendant shall not contend that the adverse opinion or disclaimer of opinion was invalid or erroneous when issued, and shall have the burden of demonstrating by clear and convincing evidence that the conditions giving rise to the adverse opinion or disclaimer of opinion no longer exist;

(b) The time periods specified in Section XI (Dispute Resolution) of the Consent Decree shall be as follows: (i) Notice of Dispute, under Paragraph 76 of the Consent Decree, shall be submitted within seven (7) Days of receiving an EPA determination that Defendant disputes; (ii) the period of informal negotiations shall not exceed ten (10) Days; (iii) Defendant’s written Statement of Position, pursuant to Paragraph 77 of the Consent Decree, shall be submitted within seven (7) Days after the conclusion of the informal negotiation period; and (iv) EPA’s Statement of Position, pursuant to Paragraph 78 of the Consent Decree, shall be submitted within twenty (20) Days of receipt of Defendant’s Statement of Position;

(c) Defendant’s (or Guarantor’s) obligation to provide alternate Financial Assurance in accordance with EPA’s Statement of Position shall become effective seven (7) Days after the conclusion of the formal dispute resolution period specified in Paragraph 31.k.(2)(b), above, unless Defendant seeks judicial review prior to that date. Defendant shall not seek judicial review after that date;

(d) In the event that Defendant seeks judicial review, Defendant’s (or Guarantor’s) obligation to provide alternate Financial Assurance in accordance with EPA’s Statement of Position shall become effective twenty-one (21) Days after the conclusion of the formal dispute resolution period, unless modified or stayed by the Court prior to that date;

(e) Defendant shall not subsequently seek a stay by the Court; and

(f) If the Court has not acted upon Defendant’s petition by the date that Defendant’s (or Guarantor’s) obligation to provide alternate Financial Assurance becomes effective, Defendant shall immediately dismiss with prejudice its petition for judicial review and Defendant (or Guarantor) shall provide the required alternate Financial Assurance.

l.         Defendant shall establish within thirty (30) Days alternate Financial Assurance for the Financial Assurance Delta if any of the following occurs: (1) the Guarantor does not provide a Representation and Certification as required; (2) the Guarantor provides notice that it is unable to provide the Representation and Certification; (3) the Guarantor becomes aware of changes in the Guarantor’s financial condition that would invalidate or otherwise be inconsistent with the terms of the Representation and Certification; (4) the Guarantor becomes aware of changes in the Total

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Mosaic Appendix 2

Cost Estimate that would invalidate or otherwise be inconsistent with the terms of the Representation and Certification; or (5) the Guarantor is unable to meet the conditions of the Guarantee. Such alternate Financial Assurance shall be established in accordance with Section III.A. (Type A Financial Assurance), except for Paragraph 10.a.(1)(c). In the event that Defendant cannot provide alternate Financial Assurance within thirty (30) Days, Defendant may seek pursuant to Paragraph 27.c., above, a compliance plan and schedule.

m.         Defendant shall, in the event that EPA determines and notifies the Defendant that the Guarantor is unable to provide a valid or adequate Representation and Certification as required by the Guarantee, provide alternate Financial Assurance in an amount no less than the Louisiana Financial Assurance Delta. Defendant shall provide alternate Financial Assurance within thirty (30) Days of EPA’s determination and notice. In the event that Defendant cannot provide alternate Financial Assurance within thirty (30) Days, Defendant may seek pursuant to Paragraph 27.c., above, a compliance plan and schedule. In the event that Defendant seeks judicial review of EPA’s determination under this Paragraph 31.m., and the United States prevails, the Defendant or Guarantor shall provide alternate Financial Assurance as directed by the Court in the resolution of the dispute.

n.         Defendant shall, if the Guarantor cancels the Guarantee (Attachment I), provide alternate Financial Assurance in accordance with Section III.A (Type A Financial Assurance) of Appendix 2, except that such alternate Financial Assurance for the Guarantee shall not (unless EPA, in its sole unreviewable discretion, approves) be provided pursuant to Paragraph 10.a.(1)(c).

o.         Defendant shall provide a Guarantee, in accordance with LAC 33:V.3707.F.10.b-c and LAC 33:V.3711.F.11.b-c, and modified as follows: (1) alternate Financial Assurance under the terms of the Guarantee shall be in accordance with Section III.A (Type A Financial Assurance) of Appendix 2; and (2) such alternate Financial Assurance for the cancelled Guarantee shall not be provided pursuant to Paragraph 10.a.(1)(c). In addition, Defendant shall provide a Guarantee which states that the Guarantor shall not assign, transfer, delegate, or convey the obligations or terms of this Guarantee to its successor, another person or entity, or a corporate affiliate, unless after notice to EPA, EPA, in its unreviewable discretion, approves the change in Guarantor.

p.         Defendant shall provide the Guarantor a copy of the Consent Decree, including all Appendices.

q.         Defendant shall when required to provide information to any governmental entity regarding obligations under federal and state law that are assured through the use of a financial test or a guarantee, include the Financial Assurance coverage provided for by the Guarantee required pursuant to this Section VIII.A (Compliance Schedule: Type A Financial Assurance) of the Appendix. In addition, Defendant’s Guarantee shall require that the Guarantor, when required to provide information to any governmental entity regarding obligations under federal and state law that are assured through the use of a financial test or guarantee, to include the Financial Assurance coverage provided for by the Guarantee required pursuant to this Section VIII.A of this Appendix.

B.         Type B Financial Assurance

32.         In the event that a Defendant providing Financial Assurance pursuant to Section III.B (Type B Financial Assurance) notifies EPA pursuant to Paragraph 15.e.(4), above, that Defendant (or Defendant’s Guarantor) no longer satisfies the corporate financial test criteria due to

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information that has come to its attention pursuant to Paragraph 15.e.(6)(c), above, Defendant within ten (10) Days of such notice shall provide additional or alternate Financial Assurance as set forth below:

a.         If Defendant fails to satisfy the corporate financial test criteria and requirements of Paragraph 15.e., above, for each quarter in a given fiscal year (not including the fourth quarter (i.e., fiscal year-end)), except as provided in Paragraph 32.b., below, Defendant shall increase the face value or the corpus of the Third-Party Mechanism by twenty-five percent (25%). If Defendant can satisfy the corporate financial test criteria by the fiscal year-end (i.e., in its annual submission pursuant to Paragraph 15.e.(3), above) and Defendant’s quarterly review under Paragraph 15.e.(6)(b) for the following fiscal year does not result in notification from Defendant that it does not satisfy the corporate financial test, Defendant can request and EPA will authorize the release of funds or a reduction in the value of the Third-Party Mechanism commensurate with the contemporaneous Cost Estimate and requirements of Paragraph 15.e. of this Appendix.

b.         If Defendant fails to satisfy the corporate financial test criteria and requirements of Paragraph 15.e., above, for any two (2) consecutive quarters in a given fiscal year (not including the fourth quarter (i.e., fiscal year-end)), Defendant shall provide alternate Financial Assurance in accordance with Paragraph 18 of this Appendix. If Defendant can satisfy the corporate financial test criteria by the fiscal year-end (i.e., in its annual submission pursuant to Paragraph 15.e.(3)) and its annual submissions pursuant to Paragraph 15.e.(3), above, for the following two (2) fiscal years do not trigger Paragraphs 15.e.(4) or 15.e.(5), above, EPA upon Defendant’s request will authorize a release of the funds or a reduction in the value of the Third-Party Mechanism(s) so that the value of the Third-Party Mechanism is commensurate with the minimum threshold funding for a Third-Party Mechanism as specified in Attachment E plus an additional twenty-five percent (25%) of the Cost Estimate.

c.          Defendant shall be deemed to be without Financial Assurance for purposes of enforcement (but not for accessing or collecting Financial Assurance should it be necessary) if Defendant fails to meet a compliance schedule. Failure to timely comply with a compliance schedule or to provide alternate Financial Assurance pursuant to this Section VIII.B (Compliance Schedule: Type B Financial Assurance) is not subject to the provisions of Section VII (Temporary Non-Compliance) of this Appendix.

IX. Business Transactions

33.         No transfer of ownership or operation of a Facility shall relieve Defendant of its Financial Assurance obligations under this Consent Decree, except as provided by this Section X (Force Majeure) and Section II (Applicability) of the Consent Decree.

34.         At least thirty (30) Days prior to any transfer, Defendant shall submit to EPA information explaining the proposed transfer in detail and stating whether Defendant requests the transfer of its Financial Assurance responsibilities to the Transferee pursuant to Section II (Applicability) of the Consent Decree and Paragraph 35.b, below.

35.         In the event of a transfer of a Facility’s ownership or operation:

a.         If Defendant is to retain its Financial Assurance obligations upon the transfer of the Facility, Defendant, based on a Cost Estimate in Current Dollars, shall establish and fund a trust fund, or obtain a surety bond or letter of credit in accordance with this Appendix. Any

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existing trust fund established pursuant to Paragraph 10.a.(1)(c) shall remain in place. Defendant shall provide EPA the appropriate documentation evidencing the trust fund, surety bond, or letter of credit by the date of the Facility transfer. If using a trust fund, the portion of funds vested in the trust fund that are not required to meet annual withdrawals shall be invested in U.S. Treasury Bills, or market-based notes and bills that achieve an investment goal or preservation of principle and guarantee an inflation-adjusted rate of return no less than the 30-Year Treasury Constant Maturity Rate average for the previous twelve (12) months from the date of the annual Cost Estimate. If Defendant wishes to propose alternate Financial Mechanism(s) in lieu of the trust fund, surety bond, or letter of credit, Defendant at least thirty (30) Days prior to the transfer shall submit an originally signed CFO Certification from the Defendant’s CFO, together with supporting documentation, explaining the compelling reasons why the proposed alternate Financial Mechanism is being requested and is an equivalent substitute for the trust fund, surety bond, or letter of credit. Upon EPA’s approval, which shall be subject to dispute resolution pursuant to Section XI (Dispute Resolution) of the Consent Decree but shall not be subject to judicial review, Defendant shall establish the approved Financial Assurance. If by the date of the transfer, EPA does not approve such a request or the Defendant has not put in place the approved Financial Assurance, then Defendant shall fully fund the trust fund or obtain a surety bond or letter of credit, as described above.

b.         If Transferee agrees to assume Defendant’s Financial Assurance obligations, Defendant shall submit to EPA for approval an originally signed certification by Transferee’s CFO, together with supporting documentation, explaining in detail its ability to provide Financial Assurance pursuant to the requirements of this Appendix (except for Paragraph 10.a.(1)(c)) and agreeing to provide the Financial Assurance if approved by EPA pursuant to Section II (Applicability) of the Consent Decree. Defendant shall comply with the requirements of Paragraph 35.a., above, until: (1) EPA has approved Transferee’s proposed Financial Assurance; (2) the United States, after consultation with Louisiana, consents to the transfer of obligations pursuant to Section II (Applicability) of the Consent Decree; (3) Transferee has established the approved Financial Assurance; and (4) EPA has given its consent for Defendant to terminate its Financial Assurance. If Defendant is providing Financial Assurance pursuant to Paragraph 10.a.(1)(c) of this Appendix, and if the Transferee is acquiring all of the Defendant’s Operating and Closing Facilities in Louisiana, then the Louisiana Phosphogypsum Trust Fund (see Paragraph 30.b), and if still in existence, the required Guarantee (see Paragraph 31.c) and the required letter of credit, will be the Financial Assurance subject to Paragraph 35.b.(4) that may be terminated.

36.         If Defendant is providing Financial Assurance through the use of any Financial Mechanism other than the exclusive use of a fully funded trust fund in Current Dollars, in the event of a business transaction that results, or Defendant determines will result, in an adverse material change to Defendant’s financial or corporate structure such that Defendant or its successor (or a Guarantor of Defendant or its successor) has insufficient operating cash flow or Tangible Assets to cover the long-term (greater than one (1) year) financial liabilities as represented on the Defendant’s or successor’s audited balance sheet and to comply with the Financial Assurance requirements of this Consent Decree, Defendant shall provide notice to EPA within fourteen (14) Days of identifying such adverse material change and comply with the requirements for Financial Assurance in Paragraph 35.a., above.

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37.         If Defendant becomes a private company, Defendant shall provide, in addition to the CFO Letter in Attachment D (Forms 4), a full accounting of its financial condition and a certification from the CFO that the Defendant expects to have sufficient operating cash flow or Tangible Assets located in the United States to cover long-term (greater than one (1) year) financial liabilities as represented in the audited financial statements and to comply with the Financial Assurance requirements of this Consent Decree Defendant shall make such a certification as long as Defendant provides a Self-Assurance Mechanism a part of its Financial Assurance.

X. Reservation of Rights

38.         If EPA determines at any time that the Financial Assurance provided by Defendant no longer satisfies the requirements of this Consent Decree, it shall notify Defendant. EPA may base this determination on Defendant’s failure to provide notices or documentation required by this Appendix as well as on a substantive evaluation of Defendant’s Financial Assurance. Within thirty (30) Days of written notice from EPA that Defendant’s Financial Assurance no longer satisfies the requirements of this Consent Decree, Defendant shall submit to EPA for approval revised or alternate Financial Assurance that satisfies the requirements of this Consent Decree. Defendant shall not cancel the existing Financial Assurance until the revised or alternate Financial Assurance has been approved by EPA and EPA has provided written consent permitting Defendant to cancel the existing Financial Assurance. Failure to timely provide alternative Financial Assurance as required by this Section (or any Paragraph of this Appendix that references this Section) is not subject to the provisions of Section VII of this Appendix. EPA’s determination shall be subject to dispute resolution pursuant to Section XI (Dispute Resolution) of this Consent Decree, but not judicial review, and the time frames for notices and submissions under the dispute resolution process shall be reduced by half (e.g., under Informal Dispute Resolution Defendant shall submit its Notice of Dispute within fifteen (15) Days). In the event that Defendant is providing Financial Assurance pursuant to Paragraph 10.a.(1)(c), and there is a conflict between this Paragraph 38 and Paragraph 31, then the provisions of Paragraph 31 shall control, except that the time frames for notices and submissions under Section XI (Dispute Resolution) of this Consent Decree shall be reduced by half unless otherwise specified in Paragraph 31 of this Appendix.

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Attachment A

The following is the form of the Chief Financial Officer’s (“CFO”) certification that shall be used when required under Appendix 2 of the Consent Decree.

Chief Financial Officer Certification

I hereby certify as the Chief Financial Officer [or insert, as appropriate, “a duly designated corporate officer”] of Mosaic Fertilizer, LLC, under penalty of law, in accordance with the requirements of [insert the specific Section/Paragraph of Appendix 2] of the Consent Decree entered by the [insert the District Court designation and case information] that [insert the substance of the certification being made and any additional information that is relevant for the certification]. Based on my inquiry of persons directly responsible for gathering the information for this certification (and any attached documentation), the information submitted is, to the best of my knowledge and belief, true accurate and complete. I am aware that there are significant penalties for submitting false information, including possible fine and imprisonment for knowing violations.

[If required under Appendix 2 as part of the CFO Certification.] I have attached as supporting documentation: [insert a description of/information on the supporting documentation.]

Date:

Name:

Title:

Company:

Address:

Telephone Number:

E-mail:

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Appendix 2, Attachment A

Attachment B

Attachment B

PHOSPHOGYPSUM STACK SYSTEM

CLOSURE AND LONG TERM CARE COST ESTIMATE

Date:	Date of Review:

Reviewer Signature:

INSTRUCTIONS:

1.         The Phosphogypsum Stack System Closure and Long Term Care Cost Estimate is to be adjusted annually. Such adjustments may be made by either: (i) use of an inflationary factor (an “Inflation Adjustment”), or (ii) by recalculating the costs in Current Dollars reflecting cost adjustments (e.g., revised treatment protocols, treatment costs, additional studies, material and labor cost) (a “Recalculated Adjustment”). See Paragraph 4.a., Appendix 2, Consent Decree. This form shall be used to provide the information regarding the adjustments to the Cost Estimate and submitted annually as directed in Section II (Cost Estimate) of Appendix 2, of the Consent Decree, unless otherwise specified in Appendix 2 or the Consent Decree.

2.         The annual update to the Cost Estimate shall be a Recalculated Adjustment performed pursuant to Paragraph 4.c. Appendix 2 in 2017 and every five years thereafter. In other years, the update may be either an Inflation Adjustment or a Recalculated Adjustment performed pursuant to Paragraph 4.a. of Appendix 2.

3.         This form shall also be used when required to provide an Updated Cost Estimate as set out in Appendix 2. For example, this form shall be used for an Updated Cost Estimate that is to be provided at least sixty (60) days prior to constructing a lateral expansion at an Operating Facility (see Paragraph 4.c.(2)(i) of Appendix 2).

4.         Fill in all sections, below, as appropriate. If using the inflationary factor, fill in Section II.A, below. If recalculating the costs in Current Dollars, fill in Section II.B, below.

5.         This form is to be sent to the appropriate individual(s) identified in Section XV (Notices) of the Consent Decree.

6.         All Cost Estimates entered on this form may be rounded to the nearest hundred thousand dollars.

I.         GENERAL INFORMATION

Facility Name:	EPA ID #:

Facility Address:

Owner/Operator:

Mailing Address:

II.         COST ESTIMATE ADJUSTMENT

Please check below the appropriate boxes identifying the type of Cost Estimate adjustment under this Section. In addition, Defendant shall complete Attachments B-1 and, if needed, Attachments B-2 and B-3, unless providing Financial Assurance pursuant to Paragraph 10.a.(1)(c) of Appendix 2, in which case Defendant need not provide Attachments B-2 and B-3 and need only provide Attachment B-1 when providing the Updated Cost Estimate pursuant

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Appendix 2, Attachment B

to Paragraph 4.c.(2). Requirements under the Consent Decree for Cost Estimate are found in Appendix 2, Section II, of the Consent Decree.

☐          A.         Inflation Adjustment to Cost Estimate

The Cost Estimate may be adjusted for inflation by using an inflation factor. Please follow the instructions below in each subsection to derive the inflation factor that must be used when adjusting the Cost Estimate for inflation. If providing Financial Assurance pursuant to Appendix 2, Subsection III.A, of the Consent Decree, complete subsections A(1)-(2), below. If providing Financial Assurance pursuant to Appendix 2, Subsection III.B of the Consent Decree, complete subsections A(1) & (3), below. Use of an inflation factor may only occur when there is a Phosphogypsum Stack System Closure and Long Term Care Cost Estimate and a periodic re-evaluation of the Cost Estimate is not required under Section II of Appendix 2 (e.g., Paragraph 4.c.).

Inflation Factor

When adjusting for inflation to update the current dollar Cost Estimate in subsection A(1) and A(2), below, the inflation factor must be derived from the most recent Implicit Price Deflator for Gross National Product (“Deflator”) published by the U.S. Department of Commerce in its Survey of Current Business. The inflation factor is the result of dividing the latest published annual Deflator by the Deflator in effect at the time of the latest current dollar Cost Estimate. Attachment B, Exhibit 1 provides information (and examples) to use when deriving the imputed deflators for the annual inflationary adjustments under Appendix 2. See also Appendix 2, Paragraphs 4.a.(1) and 4.a.(2), of the Consent Decree. (For additional information and guidance see 40 C.F.R. §§ 264.142(b)(1)&(2) and 264.144(b)(1)&(2).)

[x] Latest Published or Imputed Quarterly Deflator
(see Attachment B, Exhibit 1 (insert value from Cell 4E):
[y] Quarterly Deflator in effect at the time of the latest current dollar Cost Estimate ([identify the Deflator date]):
[x] ÷ [y] Inflation Factor:

☐        (1)          Adjusted Phosphogypsum Stack System Closure Cost Estimate – Current Dollars

The adjustment under this subsection is based on the latest Recalculated Adjustment for the Phosphogypsum Stack System Closure Cost Estimate dated             . Phosphogypsum Stack System Closure and associated Water Management costs represented in this subsection are in Current Dollars. To update the Phosphogypsum Stack System Closure Cost Estimate for inflation take the latest Phosphogypsum Stack System Closure and the associated Water Management costs, multiplying each cost by the most recent inflation factor, then add together the two resulting costs. Complete the steps as instructed, placing the information in the line items designated below. See Appendix 2, Paragraphs 4.a.(1) and 4.a.(2), of the Consent Decree. (For additional information and guidance see 40 C.F.R. §§ 264.142(b)(1)&(2).)

Phosphogypsum Stack System Closure cost (latest):
Associated Water Management cost (latest):

Phosphogypsum Stack System Closure cost (latest current dollar cost estimate)		Inflation Factor		Inflation Adjusted Phosphogypsum Stack System Closure cost
	X		=

Associated Water Management cost (latest current dollar cost estimate)		Inflation Factor		Inflation Adjusted Associated Water Management cost

	X		=

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Appendix 2, Attachment B

Inflation Adjusted Phosphogypsum Stack System Closure cost		Inflation Adjusted Associated Water Management cost		Phosphogypsum Stack System Closure Cost Estimate

	+		=

☐        (2)          Adjusted Long Term Care Cost Estimate – Current Dollars

The adjustment under this subsection is based on the latest Recalculated Adjustment for the Long Term Care Cost Estimate dated             , for all years of Long Term Care remaining. Long Term Care and associated Water Management costs represented in this subsection are in Current Dollars. To update the Long Term Care Cost Estimate for inflation take the latest Long Term Care and the associated Water Management costs, multiplying each cost by the most recent inflation factor, then add together the two resulting costs. Complete the steps as instructed, placing the information in the line items designated below. See Appendix 2, Paragraphs 4.a(1) and 4.a(2), of the Consent Decree. (For additional information and guidance see 40 C.F.R. §§ 264.144(b)(1)&(2).)

Long Term Care cost (latest):
Associated Water Management cost (latest):

Long Term Care cost (latest current dollar cost estimate)		Inflation Factor		Inflation Adjusted Long Term

Care cost

	X		=

Associated Water Management cost (latest current dollar cost estimate)		Inflation Factor		Inflation Adjusted Associated Water Management cost

	X		=

Inflation Adjusted Long Term Care cost		Inflation Adjusted Associated Water Management cost		Long Term Care Cost Estimate (Current Dollars)

	+		=

☐        (3)          Adjusted Long Term Care Cost Estimate – Net Present Value

The adjustment is based on the latest Long Term Care Cost Estimate dated             , for all years of Long Term care remaining. Long Term Care and associated Water Management costs represented in this subsection are in NPV. To update the Long Term Care Cost Estimate for inflation, complete the following steps as instructed and place the information in the line items designated below:

(i)	To determine the Long Term Care and associated Water Management Costs in Current Dollars, calculate the costs as instructed in subsection A(2), above, filling in the necessary information.
(ii)	To inflate forward the current Long Term Care and associated Water Management costs for all remaining years of Long Term Care, adjust the costs as instructed in Attachment B-2, adjusting each year’s costs by the inflation factor specified in Attachment B-2. (For additional reference information, see Paragraph 4.d., Appendix 2, of the Consent Decree.)
(iii)	Using each year’s adjusted costs due to inflation, place the information from Attachment B-2 in the corresponding line items located in Attachment B-3.
(iv)

Following the instructions for Attachment B-3 to determine the present value of Long Term Care and associated Water Management costs for each year. To derive the net present value dollars for inflation adjusted Long Term Care, add each year’s present value for Long Term Care costs; to

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Appendix 2, Attachment B

derive the net present value dollars for the inflation adjusted associated Water Management, add each year’s present value for the associated Water Management costs.
(v)	Insert, below, the inflation adjusted Long Term Care and associated Water Management costs in net present value; these totals must be taken from Attachment B-3. To obtain the Long Term Care Cost Estimate (NPV), add together the inflation adjusted Long Term Care and associated Water Management costs in net present value.

Inflation Adjusted Long Term Care costs (NPV) (total of Column [C] of Attachment B-3):
Inflation Adjusted Associated Water Management costs (NPV) (total of Column [E] of Attachment B-3):

Long Term Care Costs Estimate (NPV):

Cost Estimate Using Inflation Factor

To determine the totals costs to be covered by Financial Assurance, add together the Phosphogypsum Stack System Closure Cost Estimate and the appropriate Long Term Care Cost Estimate (subsection A(2) or A(3) of this Attachment). The sum of the two Cost Estimates will provide the Total Cost Estimate.

Phosphogypsum Stack System Cost Estimate:
Long Term Care Cost Estimate
([identify the subsection]):

Total Cost Estimate Financial Assurance Under [identify Subsection of Appendix 2]:

☐         B.         Recalculated Adjustment to Cost Estimate

If performing a Recalculated Adjustment, and providing Financial Assurance pursuant to Section III.A, Appendix 2, of the Consent Decree, submit the certification from the independent qualified professional engineer (box 1). If recalculating the costs, which are in Current Dollars, and providing Financial Assurance pursuant to Section III.B, Appendix 2, of the Consent Decree, submit the certification from the independent qualified professional engineer (box 1) and the certification from [insert Defendant’s name] (box 2), with the calculations underpinning Long Term Care and associated Water Management costs in present value.

☐             (1)         Certification by Third-party Engineer

This is to certify that the estimate of Phosphogypsum Stack System Closure and Long Term Care costs specified below and in Attachment B-1, pertaining to the engineering features of this Phosphogypsum Stack System, have been examined by me and found to conform to engineering principles applicable to such systems. In my professional judgment, the Cost Estimate is a true, correct and complete representation of the estimated financial liabilities for Phosphogypsum Stack System Closure and Long Term Care of the facility as of [date], performed in accordance with the methodology set forth in Section II, Appendix 2, of the Consent Decree

(a)	Phosphogypsum Stack System Closure Cost Estimate:
	1.	Phosphogypsum Stack System Closure costs ($ [insert current costs])
	2.	Associated Water Management costs ($ [insert current costs])
(b)	Long Term Care Cost Estimate:
	1.	Long Term Care costs ($ [insert current costs])
	2.	Associated Water Management costs ($ [insert current costs])
(c)	Total Cost Estimate:
(Add lines (a) and (b), above.)

Signature of Engineer	Florida Registration Number (affix seal)

Mosaic

Appendix 2, Attachment B

Name & Title (please type)

Mailing Address

Telephone Number

Engineer E-Mail Address

☐         (2)         Certification by [insert Defendant’s name]

The present value for the Long Term Care and associated Water Management costs, as represented below and in Attachments B-2 and B-3, has been calculated by [insert Defendant’s name] is in accordance with the requirements of the Consent Decree and is represented in the Chief Financial Officer’s letter (Attachment C, Appendix 2, of the Consent Decree), as calculated in this Attachment. It is understood that Attachment B-2 (Adjusting Long Term Care and Associated Water Management Costs to Calculate Current (Then-Year) Dollars) and Attachment B-3 (Present Value of Long Term Care and Associated Water Management), shall be submitted to the EPA [and State], whenever [insert Defendant’s name] is required to, or determines to, recalculate the Cost Estimate. [Note: The independent Certified Public Accountant (“CPA”) has, as part of the CPA’s report under Paragraph 15.e.(3)(d), Appendix 2, reviewed calculations in Attachment B-2 and B-3.]

The costs to be used in Attachments B-2 and B-3 have been based on the Long Term Care and associated Water Management costs certified by the independent qualified professional engineer, above, in subsection B(1).

[Instructions: To fill in the information below, obtain the Long Term Care Cost Estimate by adding together, from Attachment B-3, the total present value dollars for Long Term Care costs (column [C] of Attachment B-3) and to total present value dollars for associated Water Management costs (column [E] of Attachment B-3). Insert the Long Term Care and associated Water Management costs as parenthetical information.]

(a)	Long Term Care Cost Estimate (NPV):
	1.	Long Term Care costs ([insert total from column [C] of
Attachment B-3])
	2.	Associated Water Management costs ([insert total from column [E]
of Attachment B-3])
(b)	Total Cost Estimate:
(Add line B(1)(a), Phosphogypsum Stack System Closure Cost Estimate
and line B(2)(a), Long Term Care Cost Estimate (NPV).)

Signature of [insert Defendant’s name] Representative

Name & Title (please type)

Telephone Number

Mailing Address

E-Mail Address

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Appendix 2, Attachment B

Attachment B, Exhibit 1

Attachment B, Exhibit 1: For use in deriving imputed deflators for annual inflationary adjustments submitted within 60 days following each calendar year-end.

	(A)	(B)	(C)	(D)	(E)
	Quarter	Published Deflator	Change	Average Change	Imputed Deflator
1	Q1
2	Q2
3	Q3 (imputed, if actual not yet published)
4	Q4 (imputed, if actual not yet published)

Instructions: See also Examples 1 and 2, below.

1.	The fiscal quarters for the prior year are listed in Column (A). The first entry in this column is Q1 of the prior year, and the last entry in this column is Q4 of the prior year.

2.	Add the published quarterly deflators into Column (B). Do not add any deflators to this column, if they have not yet been published.

3.	For each published deflator in Column (B), add the change from the previous quarter in column (C). For example, to calculate the change for Q2, subtract the published deflator value for Q1 from the published deflator value in Q2. Column (C) should include entries only for quarters for which a published deflator is available.

4.	The value for Column (D) is calculated as the average of all entries in Column (C). Enter this value once, in the row with the latest published quarterly deflator.

5.	Add the value in Column (D) to the latest published quarterly deflator to calculate the following imputed quarterly deflator in Column (E). (The entries in this column will correspond to the quarters for which there are no published quarterly deflators.) To impute quarterly deflators for more than one quarter, continue adding the value in Column (D) to each imputed quarterly deflator to calculate the quarterly deflator for the next year.

Example 1: Imputing a Deflator when Q1 through Q3 Deflators are published, but Q4 Deflator is not

	(A)	(B)	(C)	(D)	(E)
	Quarter	Published Deflator	Change	Average Change	Imputed Deflator
1	Q1 2013	106.324
2	Q2 2013	106.608	0.284
3	Q3 2013	107.044	0.436	0.360
4	Q4 2013				107.404

This example assumes that the latest published quarterly deflator is Q3 2013. The imputed quarterly deflator for Q4 2013 is found in Cell 4E, 107.764.

Example 2: Imputing a Deflator when Q1 through Q2 Deflators are published, but Q3 and Q4 Deflators are not

	(A)	(B)	(C)	(D)	(E)
	Quarter	Published Deflator	Change	Average Change	Imputed Deflator
1	Q1 2013	106.324
2	Q2 2013	106.608	0.284	0.284
3	Q3 2013				106.892
4	Q4 2013				107.176

This example assumes that the latest published quarterly deflator is Q2 2013. Because there are only two quarters with published deflators in Column (B), the values in Column (C) and Column (D) are the same. The value in Cell D2 is added to Cell B2 to derive the imputed deflator for Q3 2013 (see Cell E3). To derive the imputed deflator for Q4 2013, the value in Cell D2, is added to imputed deflator for Q3 2013 (Cell E3) to derive the imputed deflator for Q4 2013 (Cell E4).

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Attachment B, Exhibit 1

Attachment B-1

Attachment B-1: Instructions

Attachment B-1 (and associated Forms 1-3) provides a framework that summarizes the types of activity, quantity (or volume), and costs associated Phosphogypsum Stack System Closure (Form 1), Long Term Care (Form 2) and the associated Water Management activities (Form 3). The information to be captured in the Exhibits and submitted in accordance with Section II (Cost Estimate), Appendix 2 of the Consent Decree, is Facility specific and, therefore, as appropriate, the line item information in the Exhibits shall be adjusted accordingly, as well as any other information or assumptions provided in (or accompanying) the Exhibits.

In general, the costs for the associated Water Management activities are broken out based on which activities are associated with Phosphogypsum Stack System Closure and which activities are associated with Long Term Care. In additions to listing out the activity, and costs, any assumptions, comments descriptions or relevant information (e.g., adjusted for inflation) needed to explain the costs shall be included. For example, specifying the estimated hours per week for an activity; yearly salary for an on-site engineer tasked with Long Term Care activities; assumptions for mowing the grassed stacks; assumptions for the identified contingency; and what costs are captured by administrative costs.

Mosaic

Appendix 2, Attachment B-1 (Instructions)

Attachment B-1	Form 1

A. GYPSUM STACK AT CLOSURE

Activity	Quantity	Unit	Unit Cost	Total Cost
1. Top Grading and Cover
1a. General Excavation and Fill		yd3		$0
1b. Dewatering, Fine Grading & Compaction		acres		$0
1c. 40-mil HDPE Liner Materials		acres		$0
1d. 40-mil HDPE Liner Installation		acres		$0
1e. 24” Thick Soil Cover		yd3		$0
1f. Grassing by Seeding		acres		$0
1g. Subtotal		acres		$0

2. Side Slope Grading and Cover
2a. General Excavation and Fill		yd3		$0
2b. Fine Grading & Compaction		acres		$0
2c. Dolomite Addition		acres		$0
2d. Grassing by Seeding Incl.Maint. & Watering		acres		$0
2e. Subtotal		acres		$0

3. Side Slope Drains		lineal ft		$0

4. Toe Drain		lineal ft		$0

5. Side Slope Drainage Swale
5a. Grading & Compaction		acres		$0
5b. 40-mil HDPE Textured Liner Materials		acres		$0
5c. 40-mil HDPE Textured Liner Installation		acres		$0
5d. 24” Thick Soil Cover		yd3		$0
5e. Grassing by Seeding & Sodding		acres		$0
5f. Subtotal		acres		$0

6. Toe Drainage Swale
6a. Grading & Compaction		acres		$0
6b. 40-mil HDPE Textured Liner Materials		acres		$0
6c. 40-mil HDPE Textured Liner Installation		acres		$0
6d. 24” Thick Soil Cover		yd3		$0
6e. Grassing by Seeding & Sodding		acres		$0
6f. Subtotal		acres		$0

7. Surface Water Control		acres

8. Security Fence (includes cooling pond)		lineal ft

9. Security Fence Gates and Signage		lump

10. Subtotal		acres		$0

11. Permitting		lump
12. Design, Construction Management & QA/QC [%]		lump		$0
13. Construction Surveying [%]		lump		$0
SUBTOTAL GYPSUM STACK CLOSURE		acres		$0

B. COOLING CHANNEL CLOSURE COST

1. Sluiced Gypsum Filling	yd3	$0

2. Grading and Cover
2a. General Excavation and Fill	yd3	$0
2b. Fine Grading & Compaction	acres	$0
2c. 40-mil HDPE Liner Materials	acres	$0
2d. 40-mil HDPE Liner Installation	acres	$0
2e. 24” Thick Soil Cover	yd3	$0
2f. Grassing by Seeding	acres	$0
2g. Subtotal	acres	$0

3. Stack Drain Header Pipe	lineal ft	$0

4. Sumps and Pump Stations	each	$0

5. Surface Water Control	lump

6. Subtotal	acres	$0

7. Design, Construction Management & QA/QC [%]	lump	$0
8. Construction Surveying [%]	lump	$0
SUBTOTAL COOLING CHANNEL	acres	$0

C. COOLING POND CLOSURE COST

1. Sluiced Gypsum Filling	yd3	$0

2. Grading and Cover
2a. General Excavation and Fill	yd3	$0
2b. Fine Grading & Compaction	acres	$0
2c. 40-mil HDPE Liner Materials	acres	$0
2d. 40-mil HDPE Liner Installation	acres	$0
2e. 24” Thick Soil Cover	yd3	$0
2f. Grassing by Seeding	acres	$0
2g. Subtotal	acres	$0

3. Surface Water Control	lump

4. Subtotal	acres	$0

5. Design, Construction Management & QA/QC [%]	lump	$0
6. Construction Surveying [%]	lump	$0

SUBTOTAL COOLING POND CLOSURE	acres	$0

D. 5-YEAR CLOSURE PERIOD O&M AND MONITORING

1. Operation & Maintenance	years	$0
2. Surface Water Monitoring	acres	$0
3. Groundwater Monitoring	wells	$0

TOTAL O&M AND MONITORING COSTS	acres	$0

E. ADMINISTRATIVE COSTS

1. E.g., Construction Management
2. E.g., Administrative Management		$0
3. E.g., Staff Salaries		$0
4. E.g., Reports, Permits, Filings		$0
		$0
TOTAL ADMINISTRATIVE COSTS

		$0
CONTINGENCY FOR CLOSURE COSTS (minimum 5%)

		$0
TOTAL CLOSURE CONSTRUCTION COST	acres	$0

Notes and Assumptions

1. List any assumption/comments for activities and costs related to closure.

(a) E.g., Side slope drain costs for 12” HDPE pipe running vertically and spaced at 50’ intervals

(b) E.g., Toe drain costs unit pricing installation only; grading/excavation in Swale activities.

(c) E.g., O&M costs include mowing, etc. Administrative and labor costs related to O&M activities captured in . . .

Attachment B-1	Form 2

LONG TERM CARE COST ESTIMATE

Long Term Care Item	Estimated Cost ([Insert Year] Dollars)
	[__ YEARS]	[__ YEARS]	[__ YEARS]
1. Administrative, Etc.
2. Inspections
3. Site Security/Fence Maintence
4. Monitoring Wells Sampling and Testing
5. Surface Water Sampling and Testing
6. Mowing
7. Land Surface Care & Contingency Repairs
8. Pump Operation and Maintenance
9. Contingency (5% Items 1 & 2)
TOTAL ANNUAL COST	$0	$0	$0
NOTES AND ASSUMPTIONS:

1. E.g., Positions, wages, time, materials, overhead, etc

2. Description of inspections/costs. If cost is captured by another element of Estimate, provide information.

3. Description of costs. If a cost is captured by another element of the Cost Estimate, provide information.

4. Description of costs,. If a cost is captured by another element of the Cost Estimate, provide inforrmation.

5 & 6. Description of costs. If a cost is captured by another element of the Cost Estimate, provide information.

7 & 8. Description of costs. If a cost is captured by another element of the Cost Estimate, provide inofrmation.

9. Provide basis for the contingency.

Attachment B-1	Form 3

COST FOR PROCESS WATER TREATMENT

Item	Process Water
	Quantity
	Acre - Feet	Billion Gal.
1. Ponded Water		0.00
2. Drainable Pore Water		0.00
3. Total Infiltration Above Liner for 50 Years		0.00
4. Total Infiltration Below Liner for 50 Years		0.00
5. Water Balance During Closure		0.00

TOTAL WATER QUALITY	0	0.00

Expenditure Period	Water Treated	Treatment Cost	Avg. Unit Cost
	Billion Gallons	(MM$)	($/1000 Gal)
Phosphogypsum Stack System Closure (Years*)
Long Term Care (Years*)

TOTAL QUANTITY AND TREATMENT COST	0.00	0.00	-

Attachment B-2

ADJUSTING LONG TERM CARE AND ASSOCIATED WATER MANAGEMENT COSTS TO CALCULATE CURRENT (THEN-YEAR) COSTS

Instructions:

1.	Use the information and formulas, below, to determine the current (then-year) dollars for Long Term Care and associated Water Management costs (i.e., columns [C] and [E], below).
2.	The Long Term Care and associated Water Management costs in Current Dollars to be used in columns [B] and [D], below, shall be obtained, as appropriate, by calculating the inflation adjusted Long Term Care and associated Water Management costs pursuant to Section II.A(2) of Attachment B or from the information provided in Section II.B(1)(b) of Attachment B.
3.	For purposes of determining the inflation factor, the Gross Domestic Product (GDP) Deflator is as specified in the “GDP (Chained) Price Index” of the Gross Domestic Product Deflators Used in the Historic Tables, published by the Office of Management and Budget (“OMB”). The inflation factor used to inflate the costs in this attachment shall be derived from the mathematical average of the calculated inflation factors for each year over a five-year period. Each year’s calculated inflation factor shall be the product of dividing the GDP for the relevant year by the GDP for the year immediately prior, beginning with the first year in which the GDP Deflator is an estimate and for each year thereafter until the fifth year. (See Paragraph 4.d, Appendix 2, of the Consent Decree.)
4.	The inflated costs, as calculated in this Attachment B-2, shall be used to calculate the present value for Long Term Care and associated Water Management costs in Attachment B-3 and to provide information in Section II.A(3) and Section II.B(2) of Attachment B. [Note: Each year’s adjusted costs due to inflation as specified in columns [C] and [E], below, shall be placed in the corresponding line items designated by year in columns [B] and [D] in Attachment B-3.]

r =	Inflation Factor	As specified in Paragraph 4.d, Appendix 2, of the Consent Decree. Note: Item 3, above, provides the criteria from Paragraph 4.d to calculate the inflation factor.
t =	Year	Year in which costs are incurred.
CE date =	Year	Year in which costs are estimated.

	Long Term Care Costs		Associated Water Management Costs
	Current (Today’s)	Inflated Annual Dollars	Current (Today’s)	Inflated Annual Dollars
	Dollars	(as of year in which cost	Dollars	(as of year in which cost
Year		incurred)		incurred)
[A]	[B]	[C] = [B] * (r) ([t] – [CE Date])	[D]	[E] = [D] * (r) ([t] – [CE Date])
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

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Appendix 2, Attachment B-2

	Long Term Care Costs		Associated Water Management Costs
	Current (Today’s)	Inflated Annual Dollars	Current (Today’s)	Inflated Annual Dollars
	Dollars	(as of year in which cost	Dollars	(as of year in which cost
Year		incurred)		incurred)
[A]	[B]	[C] = [B] * (r) ([t] – [CE Date])	[D]	[E] = [D] * (r) ([t] – [CE Date])
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2044
2045
2046
2047
2048
2049
2050
2051
2052
2053
2054
2055
2056
2057
2058
2059
2060
2061

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Appendix 2, Attachment B-2

	Long Term Care Costs		Associated Water Management Costs
	Current (Today’s)	Inflated Annual Dollars	Current (Today’s)	Inflated Annual Dollars
	Dollars	(as of year in which cost	Dollars	(as of year in which cost
Year		incurred)		incurred)
[A]	[B]	[C] = [B] * (r) ([t] – [CE Date])	[D]	[E] = [D] * (r) ([t] – [CE Date])
2062
2063
2064
2065
2066
2067
2068
2069
2070
2071
2072
2073
2074
2075
2076
2077
2078
2079
2080
2081
2082
2083
2084
2085
2086
2087
2088
2089
2090
[…]

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Appendix 2, Attachment B-2

Attachment B-3

PRESENT VALUE OF LONG TERM CARE AND ASSOCIATED WATER MANAGEMENT

Instructions:

1.	Use the information and formulas, below, to calculate the present value of Long Term Care and associated Water Management costs. [Note: Present value is to be calculated only when providing Financial Assurance under Section III.B, Appendix 2, of the Consent Decree.]
2.	In columns [B] and [D], insert the inflation-adjusted annual costs beginning in the year when Long Term Care is expected to begin. These costs have been generated in Attachment B-2, representing inflation adjusted (then-year) dollars in the year that the cost are expected to be incurred. [Note: The values in columns [B] and [D], below, are the same as those represented in columns [C] and [E] from Attachment B-2.]
3.	Following the formula listed below, calculate the present value of the Long Term Care and associated Water Management costs in each year.
4.	The present value, as calculated in this Attachment B-3, shall be used, as instructed, to fill in Sections II.A(3) and II.B(2) of Attachment B.

r =	Discount Rate	30-Year Treasury Constant Maturity Rate, averaged for the previous twelve (12) months from the date of the annual cost estimate
t =	Year	Year in which costs will be incurred
PV Date =	Year	Year in which present value is calculated

	Long Term Care Costs		Associated Water Management Costs
	Current (Then-Year)		Current (Then-Year)
	Dollars		Dollars
	(as of year in which		(as of year in which
	cost incurred)		cost incurred)
	[Note: These values		[Note: These values
	are equivalent to		are equivalent to
	Column [C] from	Present Value Dollars	Column [E] from	Present Value Dollars
Year	Attachment A-2.]	(as of PV Date)	Attachment A-2.]	(as of PV Date)
[A]	[B]	[C] = [B] / [(1 + r) ([t] – [PV Date])]	[D]	[E] = [D] / [(1 + r) ([t] – [PV Date])]
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

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Appendix 2, Attachment B-3

	Long Term Care Costs		Associated Water Management Costs
	Current (Then-Year)		Current (Then-Year)
	Dollars		Dollars
	(as of year in which		(as of year in which
	cost incurred)		cost incurred)
	[Note: These values		[Note: These values
	are equivalent to		are equivalent to
	Column [C] from	Present Value Dollars	Column [E] from	Present Value Dollars
Year	Attachment A-2.]	(as of PV Date)	Attachment A-2.]	(as of PV Date)
[A]	[B]	[C] = [B] / [(1 + r) ([t] – [PV Date])]	[D]	[E] = [D] / [(1 + r) ([t] – [PV Date])]
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2044
2045
2046
2047
2048
2049
2050
2051
2052
2053
2054
2055
2056
2057
2058

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Appendix 2, Attachment B-3

	Long Term Care Costs		Associated Water Management Costs
	Current (Then-Year)		Current (Then-Year)
	Dollars		Dollars
	(as of year in which		(as of year in which
	cost incurred)		cost incurred)
	[Note: These values		[Note: These values
	are equivalent to		are equivalent to
	Column [C] from	Present Value Dollars	Column [E] from	Present Value Dollars
Year	Attachment A-2.]	(as of PV Date)	Attachment A-2.]	(as of PV Date)
[A]	[B]	[C] = [B] / [(1 + r) ([t] – [PV Date])]	[D]	[E] = [D] / [(1 + r) ([t] – [PV Date])]
2059
2060
2061
2062
2063
2064
2065
2066
2067
2068
2069
2070
2071
2072
2073
2074
2075
2076
2077
2078
2079
2080
2081
2082
2083
2084
2085
2086
2087
2088
2089
2090
Total

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Appendix 2, Attachment B-3

Attachment C

Attachment C: Instructions

As part of the annual update of the Phosphogypsum Stack System Closure and Long Term Care Cost Estimate, Defendant shall submit Attachment C. The costs represented in Attachment C are in Current Dollars for the year in which the annual submittal is required. When filling out Attachment C, use the information and definition specified below, and provide any assumptions utilized to provide the information. If it is determined that additional columns are required to accurately represent the annual volume of water to be addressed during Phosphogypsum Stack System Closure or Long Term Care, insert such information providing appropriate notes and assumptions for the additional information.

1.	Ponded Water Inventory is the annual volume of water to be removed from the cooling pond, the sedimentation ponds on the Phosphogypsum Stack, the return canal and collection ditches, and from other storage or surge ponds, or sumps in excess of 1⁄4 acre, that are part of the Phosphogypsum Stack System (such water is also known as “process water inventory”).
2.	Water Balance During Closure is the average annual rainfall that is captured in the Phosphogypsum Stack System minus the average annual evaporation from the ponded water surfaces and evapotranspiration from non-ponded surfaces.
3.	Drainable Pore Water is the annual volume of water contained within the pores of the phosphogypsum that gravity drains during and after closure of the Phosphogypsum Stack.
4.	Infiltration is the annual volume of water that infiltrates into the side slopes of the closed Phosphogypsum Stack.[1]
5.	Total Annual Water Volume is the summation of Ponded Water Inventory, Water Balance During Closure, Drainable Pore Water, and Infiltration water.
6.	Annual Average Removal Rate, in gallons per minute (GPM), is determined by dividing the Total Annual Water Volume by 525,600 minutes per year.
7.	Annual Water Removal Cost is the total annual cost in millions of dollars needed for the Total Annual Water Volume to achieve the applicable standards.
8.	Planning & Closure Period O&M and Monitoring Costs represent annual program management costs, miscellaneous O&M expenses, surface water monitoring costs, groundwater monitoring costs and piezometer installation costs incurred during the five year closure construction period and one year planning period.
9.	Closure Construction Costs represent the annual cost of all materials, labor and equipment to close the phosphogypsum stack system including but not

1 The area of the side slopes of the Phosphogypsum Stack is the horizontal projection of the grassed slopes. The lined ditches and roads are not included in the slope area.

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Appendix 2, Attachment C

limited to: grading and earthwork with soil and phosphogypsum; HDPE liner and associated geosynthetics, cost of clay and mixing if utilized, liner soil cover; side slope drains; toe drains; sumps/pump stations; header pipes; grassing soil and phosphogypsum surfaces; security fence; surface water control; permitting and design services; and construction management, QA/QC, and surveying.

10.	Program Management Costs represent the annual costs to manage the facility during the 50-year long-term care period.
11.	Long Term Care Operational Costs are based on annual: (a) costs for on-site personnel to conduct maintenance, inspection and care activities during the Long Term Care period with a 5% contingency allowance; (b) surface water and groundwater monitoring and analysis costs; (c), mowing and land surface care costs; (d) contingency repairs (e.g., restoration of eroded areas); and (e) pump operation and maintenance costs (e.g., convey water from seepage collection system to water treatment).
12.	Total Water Treatment and Closure Costs represent the sum of the Annual Water Treatment Costs, Planning & Closure Period O&M and Monitoring Costs, Closure Construction Costs, Long Term Care Period Program Management Costs, and Long Term Care Operational Costs.

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Appendix 2, Attachment C

Attachment C - ANNUAL COSTS FOR CLOSURE

                              FACILITY

Year 20     CURRENT CONDITION CLOSURE

Period	Sequence Year	Calendar Year	WATER REMOVAL Water Volume (billion gallons) Ponded Water Inventory	Water Balance During Closure	Drainable Pore Water Stack A	Stack B	Stack C	Post-Closure Side Slope Infiltration	Total Annual Water Volume	Annual Average Removal Rate (gpm)	ANNUAL COST (MM$) Water Removal	Planning & Closure Period O&M and Monitoring	Closure Construction	Program Management	Long Term Care	Total
1- Year Planning	0															
5-year Closure Construction Period	1	20__														
	2	20__														
	3	20__														
	4	20__														
	5	20														
50-year Post-Closure Construction Long-Term Care Period	1	20__														
	2	20__														
	3	20__														
	4	20__														
	5	20__														
	6	20__														
	7	20__														
	8	20__														
	9	20__														
	10	20__														
	11	20__														
	12	20__														
	13	20__														
	14	20__														
	15	20__														
	16	20__														
	17	20__														
	18	20__														
	19	20__														
	20	20__														
	21	20__														
	22	20__														
	23	20__														
	24	20__														
	25	20__														
	26	20__														
	27	20__														
	28	20__														
	29	20__														
	30	20__														
	31	20__														
	32	20__														
	33	20__														
	34	20__														
	35	20__														
	36	20__														
	37	20__														
	38	20__														
	39	20__														
	40	20__														
	41	20__														
	42	20__														
	43	20__														
	44	20__														
	45	20__														
	46	20__														
	47	20__														
	48	20__														
	49	20__														
	50	20														
Total Water Volume																
Total Cost

Attachment D

Attachment D, Form 1-A

TRUST AGREEMENT

Instructions: The trust agreement for a trust fund, as specified in Appendix 2 of the Consent Decree, must be worded as follows, except that instructions in brackets are to be replaced with the relevant information and the brackets deleted.

Trust Agreement

Trust Agreement, the “Agreement,” entered into as of [date] by and between [name of the owner or operator], a [name of State] [insert “corporation,” “partnership,” “association,” or “proprietorship”], the “Grantor,” and [name of corporate trustee], [insert “incorporated in the State of --- ” or “a national bank”], the “Trustee.”

Whereas, the United States Environmental Protection Agency, “EPA,” an agency of the United States Government, [and name of State Agency, an agency of name of State], “[abbreviation for state agency]” have entered into a Consent Decree with [name of the owner or operator] requiring [name of the owner or operator] to provide assurance that funds will be available when needed for Phosphogypsum Stack System Closure and/or Long Term Care [and/or Corrective Action] of its Facility[ies] covered under the Consent Decree [need to insert additional description of the Consent Decree].

Whereas, the Grantor has elected to establish a trust to provide all or part of such financial assurance for the facilities identified herein,

Whereas, the Grantor, acting through its duly authorized officers, has selected the Trustee to be the trustee under this agreement, and the Trustee is willing to act as trustee,

Now, Therefore, the Grantor and the Trustee agree as follows:

Section 1. Definitions. As used in this Agreement:

(a) The term “Grantor” means the owner or operator who enters into this Agreement and any successors or assigns of the Grantor.

(b) The term “Trustee” means the Trustee who enters into this Agreement and any Successor Trustee.

Section 2. Identification of Facilities and Cost Estimates. This Agreement pertains to the Facilities and cost estimates identified on attached Schedule A [on Schedule A, for each facility list the EPA and (abbreviation for state agency) Identification Number, name, address, and the current Phosphogypsum Stack System Closure and/or Long Term Care (and/or Corrective Action) Cost Estimates, or portions thereof, for which financial assurance is demonstrated by this Agreement].

Section 3. Establishment of Fund. The Grantor and the Trustee hereby establish a trust fund, the “Fund,” for the benefit of EPA and [abbreviation for State Agency]. The Grantor and the Trustee intend that no third party have access to the Fund except as

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Appendix 2, Attachment D, Form 1-A

herein provided. The Fund is established initially as consisting of the property, which is acceptable to the Trustee, described in Schedule B attached hereto. Such property and any other property subsequently transferred to the Trustee is referred to as the Fund, together with all earnings and profits thereon, less any payments or distributions made by the Trustee pursuant to this Agreement. The Fund shall be held by the Trustee, IN TRUST, as hereinafter provided. The Trustee shall not be responsible nor shall it undertake any responsibility for the amount or adequacy of, nor any duty to collect from the Grantor, any payments necessary to discharge any liabilities of the Grantor established by EPA and [abbreviation for State Agency].

Section 4. Payment for Phosphogypsum Stack System Closure and Long Term Care [and Corrective Action]. The Trustee shall make payments from the Fund only as directed in writing by the appropriate EPA Regional Administrator and/or [State Agency Head] in accordance with Section 14. The Trustee shall provide for reimbursements to the Grantor or other persons from the Fund for the payment of the costs of Phosphogypsum Stack System Closure and/or Long Term Care [and/or Corrective Action] of the Facilities covered by this Agreement only as directed in writing by the appropriate EPA Regional Administrator and/or [State Agency Head]. In addition, the Trustee shall refund to the Grantor only such amounts as the EPA Regional Administrator and/or [State Agency Head] specifies in writing. Upon refund, such funds shall no longer constitute part of the Fund as defined herein.

Section 5. Payments Comprising the Fund. Payments made to the Trustee for the Fund shall consist of cash or securities acceptable to the Trustee.

Section 6. Trustee Management. The Trustee shall invest and reinvest the principal and income of the Fund and keep the Fund invested as a single fund, without distinction between principal and income, in accordance with general investment policies and guidelines which the Grantor may communicate in writing to the Trustee from time to time, subject, however, to the provisions of this Section. In investing, reinvesting, exchanging, selling, and managing the Fund, the Trustee shall discharge his/her duties with respect to the trust fund solely in the interest of the beneficiary and with the care, skill, prudence, and diligence under the circumstances then prevailing which persons of prudence, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims; except that:

(i) Securities or other obligations of the Grantor, or any other owner or operator of the facilities, or any of their affiliates as defined in the Investment Company Act of 1940, as amended, 15 U.S.C. 80a-2.(a), shall not be acquired or held, unless they are securities or other obligations of the Federal or a State government;

(ii) The Trustee is authorized to invest the Fund in time or demand deposits of the Trustee, to the extent insured by an agency of the Federal or State government; and

(iii) The Trustee is authorized to hold cash awaiting investment or distribution un-invested for a reasonable time and without liability for the payment of interest thereon.

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Appendix 2, Attachment D, Form 1-A

Section 7. Commingling and Investment. The Trustee is expressly authorized in its discretion:

(a) To transfer from time to time any or all of the assets of the Fund to any common, commingled, or collective trust fund created by the Trustee in which the Fund is eligible to participate, subject to all of the provisions thereof, to be commingled with the assets of other trusts participating therein; and

(b) To purchase shares in any investment company registered under the Investment Company Act of 1940, 15 U.S.C. 80a-1 et seq., including one which may be created, managed, underwritten, or to which investment advice is rendered or the shares of which are sold by the Trustee. The Trustee may vote such shares in its discretion.

Section 8. Express powers of Trustee. Without in any way limiting the powers and discretions conferred upon the Trustee by the other provisions of this Agreement or by law, the Trustee is expressly authorized and empowered:

(a) To sell, exchange, convey, transfer, or otherwise dispose of any property held by it, by public or private sale. No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity or expediency of any such sale or other disposition;

(b) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

(c) To register any securities held in the Fund in its own name or in the name of a nominee and to hold any security in bearer form or in book entry, or to combine certificates representing such securities with certificates of the same issue held by the Trustee in other fiduciary capacities, or to deposit or arrange for the deposit of such securities in a qualified central depositary even though, when so deposited, such securities may be merged and held in bulk in the name of the nominee of such depositary with other securities deposited therein by another person, or to deposit or arrange for the deposit of any securities issued by the United States Government, or any agency or instrumentality thereof, with a Federal Reserve bank, but the books and records of the Trustee shall at all times show that all such securities are part of the Fund;

(d) To deposit any cash in the Fund in interest-bearing accounts maintained or savings certificates issued by the Trustee, in its separate corporate capacity, or in any other banking institution affiliated with the Trustee, to the extent insured by an agency of the Federal or State government; and

(e) To compromise or otherwise adjust all claims in favor of or against the Fund.

Section 9. Taxes and Expenses. All taxes of any kind that may be assessed or levied against or in respect of the Fund and all brokerage commissions incurred by the Fund

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Appendix 2, Attachment D, Form 1-A

shall be paid from the Fund. All other expenses incurred by the Trustee in connection with the administration of this Trust, including fees for legal services rendered to the Trustee, the compensation of the Trustee to the extent not paid directly by the Grantor, and all other proper charges and disbursements of the Trustee shall be paid from the Fund.

Section 10. Semiannual Accounting. The Trustee shall, every six (6) months from the date of establishment of the Fund, furnish to the Grantor and to the appropriate EPA Regional Administrator (or the designee) and [State Agency Head] (or the designee), a statement confirming the value of the Trust and a cumulative and calendar year accounting of the amount the Trustee has released from the Fund for reimbursement of Phosphogypsum Stack System Closure and Long Term Care [and Corrective Action] expenditures. The Trustee shall furnish additional valuation statements and accountings of the released funds to the Grantor and to the appropriate EPA Regional Administrator and [State Agency Head], as instructed in writing by the EPA Regional Administrator or [State Agency Head]. Any securities in the Fund shall be valued at market value as of no more than sixty (60) days prior to the Anniversary Date of establishment of the Fund or no more than sixty (60) days prior to a semi-annual accounting. The failure of the Grantor to object in writing to the Trustee within ninety (90) days after the statement has been furnished to the Grantor and the EPA Regional Administrator and the [State Agency Head] shall constitute a conclusively binding assent by the Grantor, barring the Grantor from asserting any claim or liability against the Trustee with respect to matters disclosed in the statement.

Section 11. Advice of Counsel. The Trustee may from time to time consult with counsel, who may be counsel to the Grantor, with respect to any question arising as to the construction of this Agreement or any action to be taken hereunder. The Trustee shall be fully protected, to the extent permitted by law, in acting upon the advice of counsel.

Section 12. Trustee Compensation. The Trustee shall be entitled to reasonable compensation for its services as agreed upon in writing from time to time with the Grantor.

Section 13. Successor Trustee. The Trustee may resign or the Grantor may replace the Trustee, but such resignation or replacement shall not be effective until the Grantor has appointed a successor trustee and this successor accepts the appointment. The Successor Trustee shall have the same powers and duties as those conferred upon the Trustee hereunder. Upon the Successor Trustee’s acceptance of the appointment, the Trustee shall assign, transfer, and pay over to the successor trustee the funds and properties then constituting the Fund. If for any reason the Grantor cannot or does not act in the event of the resignation of the Trustee, the Trustee may apply to a court of competent jurisdiction for the appointment of a Successor Trustee or for instructions. The Successor Trustee shall specify the date on which it assumes administration of the trust in a writing sent to the Grantor, the EPA Regional Administrator, and the [State Agency Head], and the present Trustee by certified mail ten (10) days before such change becomes effective. Any expenses incurred by the Trustee as a result of any of the acts contemplated by this Section shall be paid as provided in Section 9.

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Appendix 2, Attachment D, Form 1-A

Section 14. Instructions to the Trustee.

(a) All orders, requests, and instructions by the Grantor to the Trustee shall be in writing, signed by such persons as are designated in the attached Exhibit A or such other designees as the Grantor may designate by amendment to Exhibit A. The Trustee shall be fully protected in acting without inquiry in accordance with the Grantor’s orders, requests, and instructions.

(b) All orders, requests, and instructions by the EPA Regional Administrator and the [State Agency Head] to the Trustee shall be in writing, signed by both the appropriate EPA Regional Administrator and [State Agency Head], unless otherwise indicated in instructions to the Trustee as signed by both the EPA Regional Administrator and the [State Agency Head]. Initial instructions by the EPA Regional Administrator and the [State Agency Head] to the Trustee are attached as Exhibit B. New, revised or amended instructions by the EPA Regional Administrator and the [State Agency Head] to the Trustee will be dated and appended hereto in this Exhibit and shall be designated Exhibit B followed by a numeric designation (e.g., Exhibit B-1, Exhibit B-2). The Trustee shall act and shall be fully protected in acting in accordance with the EPA Regional Administrator’s and/or the [State Agency Head’s] orders, requests, and instructions.

(c) The Trustee shall have the right to assume, in the absence of written notice to the contrary, that no event constituting a change or a termination of the authority of any person to act on behalf of the Grantor, EPA or [State Agency] hereunder has occurred. The Trustee shall have no duty to act in the absence of such orders, requests, and instructions from the Grantor, EPA and/or the [State Agency], except as provided for herein and found in Exhibit B.

Section 15. Notice of Nonpayment. The Trustee shall notify the Grantor, the appropriate EPA Regional Administrator and the [State Agency Head], by certified mail within ten (10) days following the expiration of the thirty (30)-day period after the anniversary of the establishment of the Trust, if no payment is received from the Grantor during that period. After the pay-in period is completed, the Trustee shall not be required to send a notice of nonpayment.

Section 16. Amendment of Agreement. This Agreement may be amended by an instrument in writing executed by the Grantor, the Trustee, the appropriate EPA Regional Administrator, and the [State Agency Head], or by the Trustee, the appropriate EPA Regional Administrator, and the [State Agency Head] if the Grantor ceases to exist.

Section 17. Irrevocability and Termination. Subject to the right of the parties to amend this Agreement as provided in Section 16, this Trust shall be irrevocable and shall continue until terminated at the written agreement of the Grantor, the Trustee, the EPA Regional Administrator, and the [State Agency Head], or by the Trustee, the EPA Regional Administrator, and the [State Agency Head] if the Grantor ceases to exist. Upon termination of the Trust, all remaining trust property, less final trust administration expenses, shall be delivered to the Grantor.

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Appendix 2, Attachment D, Form 1-A

Section 18. Immunity and Indemnification. The Trustee shall not incur personal liability of any nature in connection with any act or omission, made in good faith, in the administration of this Trust, or in carrying out any directions by the Grantor, the EPA Regional Administrator and/or the [State Agency Head] issued in accordance with this Agreement. The Trustee shall be indemnified and saved harmless by the Grantor or from the Trust Fund, or both, from and against any personal liability to which the Trustee may be subjected by reason of any act or conduct in its official capacity, including all expenses reasonably incurred in its defense in the event the Grantor fails to provide such defense.

Section 19. Choice of Law. This Agreement shall be administered, construed, and enforced according to the laws of the State of [insert name of State].

Section 20. Interpretation. As used in this Agreement, words in the singular include the plural and words in the plural include the singular. Whenever the terms “EPA Regional Administrator” and “[State Agency Head]” are used, they shall be construed to include the term “or his/her designee”. The descriptive headings for each Section of this Agreement shall not affect the interpretation or the legal efficacy of this Agreement.

In Witness Whereof the parties have caused this Agreement to be executed by their respective officers duly authorized and their corporate seals to be hereunto affixed and attested as of the date first above written: The parties below certify that the wording of this Agreement is identical to the wording specified in Attachment D, Form 1-A of Appendix 2 of the Consent Decree [need to insert more information regarding the description of the CD, such as the name of the case, the case number, etc].

[Signature of Grantor]

[Title]

Attest:

[Title]

[Seal]

[Signature of Trustee]

Attest:

[Title]

[Seal]

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Appendix 2, Attachment D, Form 1-A

(2) The following is an example of the certification of acknowledgment which must accompany the trust agreement for a trust fund as specified Appendix 2 of the Consent Decree.

State of

County of

On this [date], before me personally came [owner or operator] to me known, who, being by me duly sworn, did depose and say that she/he resides at [address], that she/he is [title] of [corporation], the corporation described in and which executed the above instrument; that she/he knows the seal of said corporation; that the seal affixed to such instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that she/he signed her/his name thereto by like order.

[Signature of Notary Public]

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Appendix 2, Attachment D, Form 1-A

Attachment D, Form 1-B

TRUST AGREEMENT

Instructions: The trust agreement for a trust fund, as specified in Appendix 2 of the Consent Decree, must be worded as follows, except that instructions in brackets are to be replaced with the relevant information and the brackets deleted.

Trust Agreement

Trust Agreement, the “Agreement,” entered into as of [date] by and between [name of the owner or operator], a [name of State] [insert “corporation,” “limited liability company” “partnership,” “association,” or “proprietorship”], the “Grantor,” and [name of corporate trustee], [insert “incorporated in the State of ----” or “a national bank”], the “Trustee.”

Whereas, the United States Environmental Protection Agency (“EPA”), an agency of the United States Government, and [name of State Agency, an agency of name of State], “[abbreviation for state agency]” have entered into a consent decree (the “Consent Decree”) with [name of the owner or operator] requiring [name of the owner or operator] to provide assurance that funds will be available when needed for Phosphogypsum Stack System Closure and/or Long Term Care of its Facility[ies] covered under the Consent Decree [need to insert additional description of the Consent Decree, such as the name of the case, the case number, etc.].

Whereas, Appendix 2 of the Consent Decree establishes requirements for the Trust Agreement,

Whereas, the Grantor has elected to establish a trust to provide all or part of such Financial Assurance for the Facilities identified herein,

Whereas, the Grantor, acting through its duly authorized officers, has selected the Trustee to be the trustee under this agreement, and the Trustee is willing to act as trustee, and

Whereas, it is in the interest of the Beneficiaries, and the intent of the Grantor and Beneficiaries, that the Trustee invest and re-invest the principal and income of the [insert State name] Phosphogypsum Trust Fund with the express purpose of achieving full funding (i.e., the value of the [insert State name] Phosphogypsum Trust Fund equals or exceeds the Total [insert State name] Cost Estimate) as soon as possible, consistent with prudent investment practices and managing the risk levels of such investments to preserve principal and income as set forth in this Trust Agreement (Sections 6 and 7) and its attachment, Schedule C.

Now, Therefore, the Grantor and the Trustee agree as follows:

Section 1. Definitions. Unless otherwise defined in this Agreement, the capitalized items in the Trust Agreement, including the preambles and any attachments, have the meaning provided in the Consent Decree, including Appendix 1, Attachment F, and Appendix 2.

As used in this Agreement:

(a) The term “Grantor” means [the name of the owner or operator] and any successors or assigns of the Grantor.

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Appendix 2, Attachment D, Form 1-B

(b) The term “Trustee” means the Trustee who enters into this Agreement and any Successor Trustee.

(c) The term “Beneficiaries” means the U.S. Environmental Protection Agency and the [insert appropriate State Agency].

Section 2. Identification of Facilities and Cost Estimates. This Agreement pertains to the Facilities and Cost Estimates identified on attached Schedule A [on Schedule A, for each Facility list the EPA and (abbreviation for State Agency) Identification Number, name, address, and the current Phosphogypsum Stack System Closure and/or Long Term Care Cost Estimates for the Facilities.]

Section 3. Establishment of Fund. The Grantor and the Trustee hereby establish a trust fund (the “[insert state name] Phosphogypsum Trust Fund” or the “Fund”) for the benefit of EPA and [insert for State Agency]. The Grantor and the Trustee intend that no third party have access to the [insert state name] Phosphogypsum Trust Fund except as herein provided. The [insert state name] Phosphogypsum Trust Fund is established initially as consisting of funds in the amount described in Schedule B attached hereto. All such funds and any other property subsequently transferred to the Trustee is referred to as the [insert state name] Phosphogypsum Trust Fund, together with all earnings and profits thereon, less any payments or distributions made by the Trustee pursuant to this Agreement. The [insert state name] Phosphogypsum Trust Fund shall be held by the Trustee, IN TRUST, as hereinafter provided. The Trustee shall not be responsible nor shall it undertake any responsibility for the amount or adequacy of, nor any duty to collect from the Grantor, any payments necessary to discharge any liabilities of the Grantor established by EPA, and [abbreviation for State Agency].

Section 4. Reimbursement and Payment for Phosphogypsum Stack System Closure and Long Term Care and Release of Funds.

a. The Trustee is authorized to make payments from the Fund to the Grantor or other persons pursuant to the reimbursement procedure set forth in subparagraph b, below, the release procedure set forth in subparagraph c, below, or the payment procedure set forth in subparagraph f, below.

b. The Trustee shall make reimbursements to the Grantor or other persons specified by the EPA Regional Administrator and [State Agency Head] only as directed in writing by the EPA Regional Administrator and [State Agency Head] in accordance with Section 14, for the costs of Phosphogypsum Stack System Closure and/or Long Term Care of the Facilities covered by this Agreement listed in Schedule A or for the reimbursement of taxes paid by Grantor that have been levied or assessed against the [insert state name] Phosphogypsum Trust Fund or based on its income.

c. The Trustee shall release to the Grantor from the Fund only such amounts as the EPA Regional Administrator and [State Agency Head] specifies in writing.

d. Upon reimbursement or release of funds, such funds shall no longer constitute part of the Fund

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Appendix 2, Attachment D, Form 1-B

described herein.

e. No reimbursements or releases of funds from the Fund under subparagraphs b or c shall be made until the value of the [insert state name] Phosphogypsum Trust Fund equals or exceeds the Total [insert state name] Cost Estimate, unless the Grantor ceases to exist, in which event reimbursements and releases by the Trustee from the Fund shall only be made in accordance with written instructions by the EPA Regional Administrator and [State Agency Head] as set forth in this Section.

f. In the event of Work Takeover pursuant to Section [insert Section designation of the Consent Decree] (Work Takeover) of the Consent Decree, or if the Grantor ceases to exist, payments by the Trustee shall be made in accordance with written instructions by the EPA Regional Administrator and [State Agency Head].

Section 5. Payments Comprising the Fund. Payments made to the Trustee for the Fund shall consist of cash.

Section 6. Trustee Management.

The Trustee shall invest and reinvest the principal and income of the [insert state name] Phosphogypsum Trust Fund and keep the [insert state name] Phosphogypsum Trust Fund invested as a single fund, without distinction between principal and income, in accordance with general investment policies and guidelines which the Grantor may communicate in writing to the Trustee from time to time, with a copy to EPA and [abbreviation for State Agency] subject, however, to the provisions of this Section, and as described in Section 7 and Schedule C. In investing, reinvesting, exchanging, selling, and managing the [insert state name] Phosphogypsum Trust Fund, the Trustee shall discharge his/her duties with respect to the Fund solely in the interest of the beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing which prudent investors, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims; except that:

(i) Securities or other obligations of the Grantor, or any other owner or operator of the facilities, or any of their affiliates as defined in the Investment Company Act of 1940, as amended, 15 U.S.C. 80a-2.(a), or any Related Parties as defined in Appendix 2, shall not be acquired or held, unless they are securities or other obligations of the Federal or a State government;

(ii) The Trustee is authorized to invest the [insert state name] Phosphogypsum Trust Fund in time or demand deposits of the Trustee, to the extent insured by an agency of the Federal or State government; and

(iii) The Trustee is authorized to hold cash awaiting investment or distribution un-invested for a reasonable time and without liability for the payment of interest thereon.

Section 7. Commingling and Investment. Subject to Section 6, the Trustee is expressly authorized in its discretion:

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Appendix 2, Attachment D, Form 1-B

(a) To transfer from time to time any or all of the assets of the Fund to any common, commingled, or collective trust fund created by the Trustee in which the Fund is eligible to participate, subject to all of the provisions thereof, to be commingled with the assets of other trusts participating therein; and

(b) To purchase shares in any investment company registered under the Investment Company Act of 1940, 15 U.S.C. 80a-1 et seq., including one which may be created, managed, underwritten, or to which investment advice is rendered or the shares of which are sold by the Trustee or its affiliates. The Trustee may vote such shares in its discretion.

Section 8. Express Powers of Trustee. Without in any way limiting the powers and discretions conferred upon the Trustee by the other provisions of this Agreement or by law, the Trustee is expressly authorized and empowered:

(a) To sell, exchange, convey, transfer, or otherwise dispose of any property held by it, by public or private sale or by other means (i.e., redemptions, stock splits, transactional sales, property or cash disbursements as part of a bankruptcy). No person dealing with the Trustee shall be bound to see to the application of the purchase money or to inquire into the validity or expediency of any such sale or other disposition;

(b) To make, execute, acknowledge, and deliver any and all documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted;

(c) To register any securities held in the Fund in its own name or in the name of a nominee and to hold any security in bearer form or in book entry, or to combine certificates representing such securities with certificates of the same issue held by the Trustee in other fiduciary capacities, or to deposit or arrange for the deposit of such securities in a qualified central depositary even though, when so deposited, such securities may be merged and held in bulk in the name of the nominee of such depositary with other securities deposited therein by another person, or to deposit or arrange for the deposit of any securities issued by the United States Government, or any agency or instrumentality thereof, with a Federal Reserve bank, but the books and records of the Trustee shall at all times show that all such securities are part of the Fund;

(d) To deposit any cash in the Fund in interest-bearing accounts maintained or savings certificates issued by the Trustee, in its separate corporate capacity, or in any other banking institution, to the extent insured by an agency of the Federal or State government; and

(e) To compromise or otherwise adjust all claims in favor of or against the Fund.

Section 9. Taxes, Fees, and Expenses.

(a) All taxes of any kind that may be assessed or levied against or in respect of the Fund shall be paid or funded by the Grantor. All other fees and expenses incurred by the Trustee in connection with the administration of this Trust, including brokerage commissions, accounting services, reasonable fees for legal services rendered to the Trustee, the compensation of the Trustee, costs incurred by Sub-advisors, penalties, and all other proper charges and disbursements of the

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Appendix 2, Attachment D, Form 1-B

Trustee shall be paid or funded by the Grantor. Payment or funding for such taxes, fees, and expenses by the Grantor shall be made as set forth in the Addendum. If the Grantor ceases to exist, payment for such fees and expenses shall be made as set forth in the Addendum. The Trustee under no circumstances shall be responsible in its corporate capacity for any Trust taxes, fees, or other expenses with respect to the Trust.

Section 10. Accounting. The Trustee shall, on a semi-annual basis, furnish to the Grantor and to the EPA Regional Administrator and [State Agency Head], a statement confirming the value of the Fund and investments made by the Trustee (including applicable ratings on such investments), and a cumulative and calendar year accounting of the amount the Trustee has paid from the Fund for reimbursements, releases, or payments from the Fund pursuant to Section 4. If the Trustee is informed by the Grantor that the Grantor’s Liquidity Buffer has fallen below $1 billion, then the Trustee shall, on a quarterly basis, furnish to the Grantor and to the EPA Regional Administrator and [State Agency Head], a statement confirming the value of the Fund, investments made by the Trustee (including applicable ratings on such investments), and a cumulative and calendar year accounting of the amount the Trustee has paid from the Fund for reimbursement, releases, or payments from the Fund. The Trustee shall also furnish a listing of the applicable ratings of the investments of the Fund and shall furnish additional valuation statements and accountings that are within the Trustee’s standard operating procedures of the funds paid to the Grantor and any other person, as instructed in writing by the EPA Regional Administrator and [State Agency Head]. EPA and [abbreviated State Agency] shall have access to any client-accessible online account information for the [insert State] Phosphogypsum Trust Fund. Any securities in the Fund shall be valued at market value as of no more than sixty (60) days prior to the anniversary date of establishment of the Fund or sixty (60) days prior to a quarterly accounting. The failure of the Grantor to object in writing to the Trustee within ninety (90) days after the statement has been furnished to the Grantor, the EPA Regional Administrator, and the [State Agency Head], shall constitute a conclusively binding assent by the Grantor, barring the Grantor from asserting any claim or liability against the Trustee with respect to matters disclosed in the statement.

Section 11. Advice of Counsel. The Trustee may from time to time consult with counsel, who may be counsel to the Grantor, with respect to any question arising as to the construction of this Agreement or any action to be taken hereunder. The Trustee shall be fully protected, to the extent permitted by law, in acting upon the advice of counsel.

Section 12. Trustee Compensation. The Trustee shall be entitled to reasonable compensation for its services as agreed upon in writing from time to time with the Grantor, or with EPA and [abbreviation for State Agency] if the Grantor ceases to exist.

Section 13. Successor Trustee. The Trustee may resign or the Grantor, or the EPA Regional Administrator and the [State Agency Head] if the Grantor ceases to exist, may replace the Trustee, but such resignation or replacement shall not be effective until the Grantor, or the EPA Regional Administrator and the [State Agency Head] if the Grantor ceases to exist, has appointed a Successor Trustee and this successor accepts the appointment. The Successor Trustee shall have the same powers and duties as those conferred upon the Trustee hereunder. Upon the Successor Trustee’s acceptance of the appointment, the Trustee shall assign, transfer, and pay over to the Successor Trustee the funds and properties then constituting the Fund. If for any

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Appendix 2, Attachment D, Form 1-B

reason the Grantor cannot or does not act in the event of the resignation of the Trustee, the Trustee may apply to a court of competent jurisdiction in [insert appropriate State] for the appointment of a Successor Trustee or for instructions and must send notice in writing of such actions to the EPA Regional Administrator and [State Agency Head]. The Successor Trustee shall specify the date on which it assumes administration of the trust in a writing sent to the Grantor, the EPA Regional Administrator, and the [State Agency Head], and the present Trustee by certified mail ten (10) days before such change becomes effective. Any expenses incurred by the Trustee as a result of any of the acts contemplated by this Section shall be paid as provided in Section 9, above.

Section 14. Instructions to the Trustee. The Trustee shall from time to time receive instruction as set forth below, and which will be set out in the applicable Exhibit in Schedule D.

(a) All orders, requests, and instructions by the Grantor to the Trustee shall be in writing, signed by such persons as are designated in the attached Schedule D, Exhibit A or such other designees as the Grantor may designate by amendment to Exhibit A. The Trustee shall be fully protected in acting without inquiry in accordance with the Grantor’s orders, requests, and instructions. Initial instructions by the Grantor to the Trustee are attached as Schedule D, Exhibit B. New, revised or amended instructions by the Grantor to the Trustee shall be dated and appended to these Exhibits and shall be designated Exhibit B, respectively, followed by a numeric designation (e.g., Exhibit B-1, Exhibit B-2).

(b) All orders, requests, and instructions by the EPA Regional Administrator and the [State Agency Head] to the Trustee shall be in writing, signed by both the EPA Regional Administrator and the [State Agency Head], unless otherwise indicated in instructions to the Trustee as signed by both the EPA Regional Administrator and the [State Agency Head]. Initial instructions by the EPA Regional Administrator and the [State Agency Head] to the Trustee are attached as Schedule D, Exhibit C. New, revised or amended instructions by the EPA Regional Administrator and the [State Agency Head] to the Trustee will be dated and appended to Exhibit C followed by a numeric designation (e.g., Exhibit C-1, Exhibit C-2). The Trustee shall act and shall be fully protected in acting in accordance with the EPA Regional Administrator’s and/or the [State Agency Head’s] orders, requests, and instructions with respect to the Fund and shall be fully protected in acting in accordance with instructions from the EPA Regional Administrator’s and the [State Agency Head] with respect to the Fund generally.

(c) The Trustee shall have the right to assume, in the absence of written notice to the contrary, that no event constituting a change or a termination of the authority of any person to act on behalf of the Grantor, EPA or [abbreviated State Agency] hereunder has occurred. The Trustee shall have no duty to act in the absence of such orders, requests, and instructions from the Grantor, EPA and/or the [State Agency], except as provided for herein in this Agreement.

Section 15. Amendment of Agreement. This Agreement may be amended by an instrument in writing executed by the Grantor, the Trustee, the EPA Regional Administrator, and the [State Agency Head] or by the Trustee, the EPA Regional Administrator, and the [State Agency Head], if the Grantor ceases to exist. Such an amendment may also take the form of a Trust Addendum (“Addendum”) executed by the Grantor and the Trustee provided that the Addendum supplements and does not contain terms that conflict, supersede, revise, or alter the terms of the

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Appendix 2, Attachment D, Form 1-B

Trust Agreement (or the requirements of Appendix 2 of the Consent Decree), and the Addendum is approved by EPA and [insert State Agency designation] in their unreviewable discretion prior to the Addendum taking effect. Any changes to Schedules A, B, and D must: (1) conform to the Trust Agreement and Addendum, if applicable, and (2) are not required to go through the process delineated in Section XVII (Modification Section) of the Consent Decree.

Section 16. Irrevocability and Termination. Subject to the right of the parties to amend this Agreement as provided in Section 15, this [insert State name] Phosphogypsum Trust Fund shall be irrevocable and shall continue until terminated at the written agreement of the Grantor, the Trustee, the EPA Regional Administrator, and the [State Agency Head], or by the Trustee, the EPA Regional Administrator, and the [State Agency Head] if the Grantor ceases to exist. Upon termination of the Trust, all remaining Fund property, less final trust administration expenses, shall be delivered to the Grantor unless otherwise directed by the Grantor or, if the Grantor has ceased to exist, by a Court of competent jurisdiction.

Section 17. Immunity and Indemnification. The Trustee shall not incur personal liability of any nature in connection with any act or omission, made in good faith, in the administration of this Trust, or in carrying out any directions by the Grantor, the EPA Regional Administrator and the [State Agency Head] issued in accordance with this Agreement. The Trustee shall be indemnified and held harmless by the Grantor or from the Fund, or both, from and against any personal liability to which the Trustee may be subjected by reason of any act or conduct in its official capacity, including all expenses reasonably incurred in its defense in the event the Grantor fails to provide such defense.

Section 18. Choice of Law and Jurisdiction and Venue for Disputes. This Agreement shall be administered, construed, and enforced according to the laws of the State of Washington. Any disputes that may arise hereunder among two or more of the Grantor, the Trustee, and the Beneficiaries shall be resolved before the United States District Court having jurisdiction over the Consent Decree, and the Grantor, the Trustee and the Beneficiaries each consent to jurisdiction and venue before that court. In the event that such court decides not to exercise jurisdiction over any such dispute, then such dispute shall be submitted to a court of competent jurisdiction of [insert appropriate State] and the Grantor, the Trustee, and the Beneficiaries each consent to jurisdiction and venue before that court. No litigation related to this Agreement shall be commenced by the Grantor, the Trustee, or the Beneficiaries in a court outside of [insert appropriate State].

Section 19. Interpretation. As used in this Agreement, words in the singular include the plural and words in the plural include the singular. The term “Regional Administrator” as referenced in this Trust Agreement shall also include the Assistant Administrator of the EPA Office of Enforcement and Compliance Assurance or his/her designee, provided that when the approval of the Regional Administrator is required hereunder, the approval of either the Regional Administrator, or his/her designee, or the Assistant Administrator of the EPA Office of Enforcement and Compliance Assurance or his/her designee, shall be sufficient. Whenever the terms “EPA Regional Administrator” and “[State Agency Head]” are used, they shall be construed to include the term “or his/her designee.” The descriptive headings for each Section of this Agreement shall not affect the interpretation or the legal efficacy of this Agreement.

Mosaic

Appendix 2, Attachment D, Form 1-B

In Witness Whereof the parties have caused this Agreement to be executed by their respective officers duly authorized and their corporate seals to be hereunto affixed and attested as of the date first above written: The parties below certify that the wording of this Agreement is identical to the wording specified in Attachment D, Form 1-B, of Appendix 2 of the Consent Decree, with bracketed material appropriately included.

[Signature of Grantor]

[Title]

Attest:

[Title]

[Seal]

[Signature of Trustee]

Attest:

[Title]

[Seal]

(2) The following is an example of the certification of acknowledgment which must accompany the Trust Agreement for a [insert state name] Phosphogypsum Trust Fund as specified Appendix 2 of the Consent Decree.

State of

County of

On this [date], before me personally came [owner or operator] to me known, who, being by me duly sworn, did depose and say that she/he resides at [address], that she/he is [title] of [corporation or limited liability company], the [corporation or limited liability company] described in and which executed the above instrument; that she/he knows the seal of said corporation; that the seal affixed to such instrument is such corporate seal; that it was so affixed by order of the Board of [Directors or Managers] of said [corporation or limited liability company], and that she/he signed her/his name thereto by like order.

Mosaic

Appendix 2, Attachment D, Form 1-B

[Signature of Notary Public]

Mosaic

Appendix 2, Attachment D, Form 1-B

Schedule A

Pursuant to Section 2, the Agreement demonstrates Financial Assurance for the following Cost Estimate(s) for the following Facility(ies):

Facilities		Cost Estimates

Operating Facility
EPA Identification Number:		Stack System Closure:	$
LDEQ Identification Number:		Closure Associated Water Management:	$

Facility Name:	Uncle Sam	Long Term Care (LTC):	$
Address:		LTC Associated Water Management:	$
		Subtotal:	$

Closing Facility
EPA Identification Number:		Long Term Care (LTC)	$
LDEQ Identification Number:		LTC Associated Water Management	$

Facility Name:	Faustina

Address:
		Subtotal:	$

Mosaic

Appendix 2, Attachment D, Form 1-B

Schedule B

A.	Funding of the [insert state name] Phosphogypsum Trust Fund

The [insert state name] Phosphogypsum Trust Fund initially consists of the following property:

●	[Insert amount of deposit specified in the Consent Decree. Specify that such a deposit is in cash.]

B.	Stand-by Trust

If needed, the [insert state name] Phosphogypsum Trust Fund will act as a Stand-by Trust for deposits from, as applicable: a letter of credit, surety bond, or insurance proceeds. If and when, under the terms of any Letter of Credit amounts are to be paid pursuant to a draft by EPA, such amounts will be deposited by the issuing institution into the [insert state name] Phosphogypsum Trust Fund in accordance with instructions from EPA. Changes to the property of the [insert state name] Phosphogypsum Trust Fund will be set forth in the trust accounting statements of the [insert state name] Phosphogypsum Trust Fund and the value and activity attributable to the deposit will be reflected in the accounting or valuation statements, as described in Section 10 of the Trust Agreement.

Mosaic

Appendix 2, Attachment D, Form 1-B

Schedule C

I. Instructions on Investment of the [insert state name] Phosphogypsum Trust Fund

(1) In accordance with Section 6 and 7 of the Trust Agreement, the following additional instructions apply to the investment and re-investment of the principal and income of the Fund:

(a) The Trustee shall invest at least forty percent (40%) and no more than 50% of the [insert state name] Phosphogypsum Trust Fund in U.S. Treasury Securities. Beginning twelve (12) months after the Effective Date of this Agreement, no more than five percent (5%) of the [insert state name] Phosphogypsum Trust Fund (based on current asset values) shall be invested in U.S. Treasury Securities with maturities less than three (3) years provided that any Treasury Securities originally purchased with a maturity of greater than ten (10) years and then held in the [insert state name] Phosphogypsum Trust Fund shall not be counted against this five percent (5%) limitation when its maturity becomes less than three (3) years. The remainder of the investments in U.S. Treasury Securities shall have maturities equal to or greater than three (3) years.

(b) The Trustee shall invest no more than fifteen percent (15%) of the [insert state name] Phosphogypsum Trust Fund in Investment Grade corporate securities or municipal securities with ratings by a Nationally Recognized Statistical Rating Organization of BBB/Baa2 (or equivalent).

(c) The Trustee shall invest the balance of the [insert state name] Phosphogypsum Trust Fund in Investment Grade corporate securities or municipal securities with ratings by a Nationally Recognized Statistical Rating Organization of at least BBB+/Baa1 (or equivalent) or above.

(d) In the event that as a result of either the downgrading of one or more investments of the [insert state name] Phosphogypsum Trust Fund or other circumstances outside the control of the Trustee, either (i) the [insert state name] Phosphogypsum Trust Fund holds one or more corporate or municipal securities which do not have ratings by a Nationally Recognized Statistical Rating Organization of at least BBB/Baa2 (or equivalent), or (ii) the portion of the [insert state name] Phosphogypsum Trust Fund invested in corporate or municipal securities rated BBB/Baa2 (or equivalent) exceeds 15%, the Trustee shall have a reasonable and prudent period of time to take steps to conform to the requirements of these instructions.

(e) To the extent a corporate or municipal security has two or more ratings by a Nationally Recognized Statistical Rating Organization, then for purpose of paragraphs (b) and (c), the lower of such ratings shall be utilized.

(f) Following any payments from the [insert state name] Phosphogypsum Trust Fund in accordance with Section 4 of the Trust Agreement, the Trustee shall only invest in U.S. Treasury Securities. At such time, the Trustee shall be afforded a reasonable and prudent period of time to dispose of securities other than U.S. Treasury Securities and to acquire U.S. Treasury Securities.

Mosaic

Appendix 2, Attachment D, Form 1-B

II. Instructions on Investment of Deposit from a Letter of Credit into the [insert state name] Phosphogypsum Trust Fund

(1) In accordance with Section 6 and 7 of the Trust Agreement, the following additional instructions apply to the investment of the Standby Trust: The Trustee shall invest any funds placed into the Fund from a letter of credit, in time or demand deposits of the Trustee, to the extent insured by an agency of the Federal or State government, so long as such deposits have no penalties for immediate withdrawal; or in interest-bearing accounts maintained or savings certificates issued by the Trustee, in its separate corporate capacity, or in any other banking institution, to the extent insured by an agency of the Federal or State government, so long as such accounts have no penalties for immediate withdrawal; or invested in other mechanisms, accounts, or securities that are immediately accessible and which carry no penalty for immediate withdrawal, unless otherwise specified at the time of the additional deposit.

Mosaic

Appendix 2, Attachment D, Form 1-B

Schedule D

Exhibit A

The following sets forth the Grantor’s designated persons who may issue written orders, requests and instructions to the Trustee on behalf of the Grantor. New, revised or amended instructions following the Grantor’s initial instruction regarding such designated persons, will be dated and appended to this Exhibit and shall be designated Exhibit A, followed by a numeric designation (e.g., Exhibit A-1, Exhibit A-2).

[Insert Grantor’s designated persons who may issue written orders, requests and instructions to the trustee on behalf of the Grantor, as required by Section 14 of the Trust Agreement.]

Mosaic

Appendix 2, Attachment D, Form 1-B

Schedule D

Exhibit B

Nothing in the Grantor’s instructions shall alter or waive the rights of EPA or FDEP to protect their interest in the [insert state name] Phosphogypsum Trust Fund.

The following sets forth the Grantor’s initial instructions to the Trustee. New, revised or amended instructions following the Grantor’s initial instruction to the Trustee (which shall be dated), will be dated and appended to this Exhibit and shall be designated Exhibit B, followed by a numeric designation (e.g., Exhibit B-1, Exhibit B-2). The Grantor’s initial instructions, “Investment Policies and Guidelines,” are in accordance with the investment parameters in Appendix 2, Paragraph 30.i.(1) and Section 6, Section 7, and Schedule C of this Trust Agreement.

Initial Investment Policies and Guidelines for Trustee Pursuant to Trust Agreement and Trust Agreement Addendum

These investment policies and guidelines are provided by Mosaic Fertilizer LLC (“Mosaic”) to Russell Investment Company pursuant to Section 6 of the Trust Agreement, dated             . These policies and guidelines are subject in all respects to the requirements and conditions of the Trust Agreement and Trust Agreement Addendum, including modification of any the policies and guidelines.

I. OBJECTIVE	A.	Seeks to provide a moderate long-run total return and aims to meet the full funding objective as soon as achievable consistent with the limitations of the Trust Agreement and the additional risk characteristics outlined in these investment policies and guidelines.

	B.	Seeks to provide 25-50 basis points of excess return over benchmark, gross-of-fees, over a market cycle (~5 years).

	C.	Provide clear guidelines as to the allocation of investments among Treasury instruments, and investment grade corporate and municipal instruments.

II. PERFORMANCE BENCHMARK

	A.	The Trust’s performance benchmark will be the composite benchmark of its underlying strategies

Mosaic

Appendix 2, Attachment D, Form 1-B

and their policy weights, which may vary through time.

	B.	Given the initial policy allocation, the Trust’s starting performance benchmark will be 40% US Treasuries with a maturity profile aligned with the Glide Path detailed in Section IV, 30% Barclays U.S. Corporate Intermediate Index, and 30% Barclays U.S. Municipal 1-10 Year Index.

III. POLICY ALLOCATION	A.	40% U.S. Treasuries managed by Russell, 30% Intermediate Corporates managed by Russell or a Russell-appointed sub-advisor, 30% Municipal Bonds managed by Russell or a Russell-appointed sub-advisor. These are targets subject to the ranges set forth below. In addition, the [insert state name] Phosphogypsum Trust Fund may hold funds in interest bearing accounts of a banking institution to the extent insured by an agency of the Federal or State government.

	B.	The allocation to U.S. Treasuries (which may include U.S. backed obligations of U.S. Agencies) shall at all times be no less than 40% and no more than 50% of the Net Asset Value (NAV) of the [insert state name] Phosphogypsum Trust Fund. The allocation to municipal bonds shall at all times be no less than 25% and no more than 35% of the NAV of the [insert state name] Phosphogypsum Trust Fund. The allocation to corporate instruments shall at all times be no less than 25% and no more than 35% of the NAV of the [insert state name] Phosphogypsum Trust Fund.

IV. GLIDE PATH	A.	The US Treasury allocation will vary in its maturity profile according to changes in yield on the 10-year US Treasury as expressed by the following glidepath:

● 10-year yield less than 2.00% = 100% 5-yr
● 10-year yield 2.00-2.74% = 80% 5-yr, 20% 10-yr
● 10-year yield 2.75-3.49% = 60% 5-yr, 40% 10-yr
● 10-year yield 3.50-4.24% = 40% 5-yr, 60% 10-yr

Mosaic

Appendix 2, Attachment D, Form 1-B

● 10-year yield 4.25-4.99% = 20% 5-yr, 80% 10-yr
● 10-year yield greater than 4.99% = 100% 10-yr

	B.	Actual maturities held may vary within +/- 1 year-to-maturity from the glide path target.

	C.	When the 10-year Treasury yield reaches 4.99% Mosaic and Russell will reevaluate the appropriate duration target for the [insert state name] Phosphogypsum Trust Fund in light of the full funding objective and the Trust’s asset size at which time this Glide Path may be altered to encompass US Treasury instruments with maturities greater than 10 years.

	D.	In conjunction with moves along the glide path, the performance benchmark will also change to include an equivalent weight in the Barclays Treasuries Bellwethers:10-Year Index and other appropriate benchmarks as the maturity of the investments extend beyond 10 years.

V. INVESTMENT PARAMETERS

1. Duration Range	a)	Portfolio effective duration is permitted to range from 0.70 to 1.30 times the duration of the benchmark at all times.
	b)	Benchmark duration will be adjusted over time in accordance with the Glide Path set forth in these guidelines and any other changes to the Policy Allocation.

2. Maturity Limits	a)	No individual security restrictions, except that starting 12 months after the Effective Date of the Trust Agreement, no more than 5% of the NAV of the [insert state name] Phosphogypsum Trust Fund shall consist of, in the aggregate, (i) US Treasury Securities with maturities of less than three years, or (ii) interest bearing accounts of a banking institution to the extent insured by an agency of the Federal or State government.

	b)	Yield curve strategies are permitted.

Mosaic

Appendix 2, Attachment D, Form 1-B

3. Quality	a)	The [insert state name] Phosphogypsum Trust Fund will hold at least 40% and no more than 50% of its NAV in US Treasuries and US government-guaranteed securities.
	b)	The portfolio may not purchase corporate or municipal securities rated below BBB or Baa2 at the time of purchase, based on the lower rating for split rated issues.
	(c)	Previously purchased securities downgraded below BBB or Baa2 may be held for a reasonable and prudent period of time if Russell believes it is in the interest of the Fund to do so.
	(d)	No more than 15% of the NAV of the portfolio may be in securities with ratings of either BBB or Baa2. If previously purchased securities are downgraded such that more than 15% of the NAV of the portfolio is rated either BBB or Baa2, the excess shall be transferred to securities rated above BBB and Baa2, but those excess securities may be held for a reasonable and prudent period of time if Russell believes it is in the interest of the Trust to do so.

4. Diversification	a)

The following diversification requirements apply to corporate and municipal securities:

(i) No more than 5% of the NAV of the [insert state name] Phosphogypsum Trust Fund may be held in securities from any one issuer (other than the US Treasury).

(ii) No more than 10% of the NAV of the [insert state name] Phosphogypsum Trust Fund may be held in any one corporate industry as defined by Barclays Capital.

5. Asset Class Exposure	a)	Exposure to common stock and stock indices is prohibited except when acquired as a part of a debt restructuring, in which case it must be liquidated within three months.

6. Liquidity	a)	Illiquid securities will not exceed 5% of the portfolio at the time of purchase and must have daily pricing.
	b)	Illiquid securities are those which
● Do not have an active secondary market (making it difficult for an owner of the security to sell it); or

Mosaic

Appendix 2, Attachment D, Form 1-B

● Do not have a readily available market or that are subject to resale restrictions.

7. Leverage & Shorting	a)	The borrowing of money or securities for the purposes of leveraging, shorting, or other investment is prohibited.

8. General Requirements	a)	Any departure from these guidelines must be reported in writing to Mosaic, EPA, FDEP, and LDEQ as soon as discovered.

9. Other	a)	See Eligible/Prohibited Investments Table.

Fund Level Requirements

1. OTC Derivatives Counterparty Exposure–Not allowed

2.Non-U.S. dollar denominated bonds–not allowed.

TYPE OF INVESTMENT	ELIGIBLE	PROHIBITED	COMMENTS

U.S. Treasury Securities	X
U.S. Agency Securities	X
Mortgage-Related Securities		x
Asset-Backed Securities		x
Corporate Securities (public)	X
Municipal bonds	x

DERIVATIVES:	No investment, including futures, options and other derivatives, may be purchased if its return is directly or indirectly determined by an investment prohibited elsewhere in these guidelines.
Futures		x
Options		x
Currency Forwards		x
Currency Futures		x
Currency Options		x
Currency Swaps		x
Interest Rate Swaps		x
Total Return Swaps		x
Structured Notes		X
Collateralized Debt Obligations		x
Credit Default Swaps		X
Mortgage-Related Derivatives		X

FOREIGN / NON-U.S. DOLLAR:
Foreign CDs		X
Foreign U.S. Dollar Denominated Securities		X
Non-U.S. Dollar Denominated Bonds		X
Supranational U.S. Dollar Denominated Securities		X

COMMINGLED VEHICLES (except STIF):
Collective Funds		X
Commingled Trust Funds (open ended mutual funds only)		X
Common Trust Funds		X
Registered Investment Companies		X

Mosaic

Appendix 2, Attachment D, Form 1-B

MONEY MARKET SECURITIES:
Qualified STIF		x
Interest Bearing Bank Obligations Insured by a Federal or State Agency	X
Commercial Paper		x
Master Note Agreements and Demand Notes		x
Repurchase Agreements		x

OTHER:
Bank Loans		x
Convertibles (e.g., Lyons)		x
Municipal Bonds	X
Preferred Stock		x
Private Placements (excluding 144A)	X
Rule 144A Issues	X
Zero Coupon Bonds	X
Commodities		X
Catastrophe Bonds		X

Mosaic

Appendix 2, Attachment D, Form 1-B

Schedule D

Exhibit C

The following sets forth the EPA Regional Administrator’s and the [State Agency Head] initial instructions to the Trustee. New, revised or amended instructions following such initial instructions to the Trustee (which shall be dated), will be dated and appended to this Exhibit and shall be designated Exhibit C, followed by a numeric designation (e.g., Exhibit C-1, Exhibit C-2).

Instructions to Trustee for Reimbursement, Releases, or Payment of Funds1

1. The Trustee shall act and shall be fully protected in acting in accordance with written orders, requests, and instructions signed solely by either the EPA Regional Administrator or the [State Agency Head],2 where written instructions signed by both the EPA Regional Administrator and the [State Agency Head] have authorized either the EPA Regional Administrator or [State Head] to act independently to provide such orders, requests, and instructions for reimbursements in accordance with subparagraph 2, below, releases in accordance with subparagraph 3, below, or payments in accordance with subparagraph 4, below.

2. Reimbursement. Each year, or more often as needed, for the purpose of providing reimbursements from the Fund, [State Agency Head] and EPA will jointly provide written instructions to the Trustee specifying a cumulative “Reimbursable Amount” for the Facilities listed in Schedule A. The Trustee shall reimburse the Grantor or other persons authorized to conduct Phosphogypsum Stack System Closure and/or Long Term Care as specified by the [State Head] from the Fund for Phosphogypsum Stack System Closure and/or Long Term Care expenditures in such amounts as the [State Agency Head] shall direct, in writing, up to the Reimbursable Amount, without the need for written direction or concurrence by the EPA Regional Administrator. The initial Reimbursable Amount is $ 0.00.3

The Trustee may not pay-out any amount from the Fund over the Reimbursable Amount without joint instructions in writing by both the EPA Regional Administrator and [State Agency Head].

The Trustee shall notify the EPA Regional Administrator if the Trustee receives directions, including those in writing, from the [State Head], to reimburse the Grantor or other persons specified by the [State Agency Head] from the Fund for expenditures in excess of the Reimbursable Amount.

3. Releases. The Trustee shall release funds from the Fund upon the joint written instructions of

1 The instructions in this Exhibit C apply so long as the Trustee has not received written notice from the EPA Regional Administrator and the [State Agency Head] that Section [insert section designation of the Consent Decree] (Work Takeover) of the Consent Decree has been triggered. The EPA Regional Administrator and the [State Agency Head] will send additional written instructions to the Trustee in the event that Section [insert section designation of the Consent Decree] (Work Takeover) of the Consent Decree has been triggered.

2 Whenever the terms “[State Agency Head]” or “EPA Regional Administrator” are used, they shall be construed to include the phrase, “or his/her designee.” Additionally, the term “Regional Administrator” as referenced in these instructions shall also include the Assistant Administrator of the EPA Office of Enforcement and Compliance Assurance or his/her designee.

3 As the Grantor (or other authorized person) is not conducting Phosphogypsum Stack System Closure and/or Long Term Care covered by this Fund at the Facilities listed in Schedule A, there is no set Reimbursable Amount as of Date __, 2016.

Mosaic

Appendix 2, Attachment D, Form 1-B

[State Agency Head] and EPA.

4. Payments. The Trustee shall make payments from the Fund upon joint written instructions of [State Agency Head] and EPA.

EPA Regional Administrator	Date

State Head	Date

Mosaic

Appendix 2, Attachment D, Form 1-B

Attachment D, Form 2

TRUST AGREEMENT ADDENDUM

This Trust Agreement Addendum dated as of [insert date] (“Addendum”) is executed by and between Mosaic Fertilizer, Inc. (the “Grantor”) and Russell Investment Company as trustee (the “Trustee”), and relates to the Trust Agreement dated as of [insert date] (the “Trust Agreement”) between the Grantor and the Trustee in connection with the Consent Decree entered into by the U.S. Environmental Protection Agency (“EPA”) and [insert as applicable the Florida Department of Environmental Protection (“FDEP”) or the Louisiana Department of Environmental Quality (“LDEQ”)] and the Grantor. Capitalized terms used herein but not defined herein shall have the meanings given to them in the Trust Agreement.

Nothing in this Trust Agreement Addendum shall be construed to contradict or supersede the terms of the Trust Agreement. In the event of any conflict between the Trust Agreement and the Addendum, the Trust Agreement shall control.

Section 1. The following provisions shall supplement Section 6 of the Trust Agreement with respect to the Trustee management:

a.        Any modification to Schedule C of the Trust Agreement is subject to the Section XVIII (Modification Section) of the Consent Decree and must be in writing signed by the Grantor, EPA and [abbreviation State Agency] or, if the Grantor ceases to exist, by EPA and [abbreviation State Agency]. Any changes by the Grantor to investment policies and guidelines (Schedule D, Exhibit B of the Trust Agreement) shall first be sent to EPA and [abbreviation State Agency] and may thereafter be communicated to the Trustee unless either EPA or the [abbreviation State Agency] has objected within ninety (90) Days thereof. EPA’s and/or [abbreviation State Agency] failure to object to any change to investment policy and guidelines shall not be construed as approval or acceptance of the Grantor’s instructions and does not alter or waive the rights of EPA or [abbreviation State Agency] to protect their interest in the Florida Phosphogypsum Trust Fund. The Grantor’s initial instructions, “Investment Policies and Guidelines” (Schedule D, Exhibit B of the Trust Agreement), are in accordance with the investment Parameters in Appendix 2, Paragraph 30.i.(1) and Section 6, Section 7, and Schedule C of the Trust Agreement.

b.        The Trustee may hire one or more persons or entities to provide certain investment management services in the day-to-day management of the Fund (each, a “Sub-advisor”). The Sub-advisor shall be bound by and perform all duties in compliance with the terms of the Trust Agreement, this Addendum and applicable law and regulations, and shall manage investments of the Fund as set forth in the Trust Agreement. In addition, the [insert State name] Phosphogypsum Trust Fund shall not acquire or retain investments that are deposits with or other liabilities of any Sub-advisor or any affiliate of such Sub-advisor. Once a quarter, or upon request, the Trustee shall make available to the Beneficiaries (i.e., U.S. EPA, and [as applicable FDEP or LDEQ]) and the Grantor a list of the Sub-advisors engaged by the Trustee.

Mosaic

Appendix 2, Attachment D, Form 2

c.        A Sub-advisor shall discharge his/her duties with respect to the [insert State name] Phosphogypsum Trust Fund solely in the interest of the beneficiary and with the care, skill, prudence, and diligence under the circumstances then prevailing which persons of prudence, acting in like capacity and familiar with such matters, would use in the conduct of an enterprise in a like character and with like aims except as set forth in the Trust Agreement, this Addendum or applicable law. A Sub-advisor shall not incur personal liability of any nature in connection with an act or omission, made in good faith, in providing services to the Trustee in the day-to-day management of the [insert State name] Phosphogypsum Trust Fund. If the Trustee receives or has knowledge of an action by a Sub-advisor that is not in conformance with the Trust Agreement, this Addendum, any agreement between the Trustee and the Sub-advisor, or applicable law or regulations, the Trustee shall notify the Beneficiaries and the Grantor of such action immediately, and the action being taken by the Trustee to remedy the non-conformance. Such notice shall not affect the Beneficiaries’ authority to take any appropriate actions related to such non-compliance.

d.        A Sub-advisor shall only engage in those activities that are specifically described in this Addendum as ones that may be performed by a Sub-advisor.

e.        Payment for the services of a Sub-advisor and any fees, taxes, or costs associated with services provided by the Sub-advisor shall not be paid from the [insert state name] Phosphogypsum Trust Fund but is the obligation of the Grantor.

f.        The Grantor authorizes the Trustee to engage its affiliates in providing services for the [insert State name] Phosphogypsum Trust Fund, including, but not limited to, engaging its affiliated broker, Russell Implementation Services, Inc., to provide investment management and brokerage services on behalf of the [insert State name] Phosphogypsum Trust Fund. In addition to applicable law and regulations, in managing potential conflicts of interest, the Trustee, its affiliates, and their employees shall adhere to its Global Code of Conduct and Regional Codes of Ethics, which include specific restrictions and discussions regarding the steps the Trustee takes to manage potential conflicts of interests. Should any conflict arise between applicable laws and regulations in managing potential conflicts of interest and the Global Code of Conduct and Regional Codes of Ethics, the applicable laws and regulations shall govern. Furthermore, in assessing whether and under what terms to engage an affiliate, the Trustee shall discharge its duties with respect to the [insert State name] Phosphogypsum Trust Fund solely in the interest of the beneficiaries and with the care, skill, prudence, and diligence under the circumstances then prevailing which prudent investors, acting in a like capacity and familiar with such matters, would use in the conduct of an enterprise of a like character and with like aims.

g.        A copy of any investment policies and guidelines provided by the Grantor must also be provided to the Beneficiaries.

Section 2: The following provisions shall supplement Section 8 of the Trust Agreement with respect to the express powers of the Trustee.

a.        To employ suitable agents, including custodians, recordkeepers, auditors, and legal counsel. Payment for the services of agents, custodians, recordkeepers, auditors, and legal

Mosaic

Appendix 2, Attachment D, Form 2

counsel, or any other expense, compensation, fees, or costs for services rendered by persons employed by the Trustee (both those affiliated and not affiliated with the Trustee), shall (except as provided in Section 9 of the Trust Agreement) not be paid from the [insert state name] Phosphogypsum Trust Fund but is an obligation of the Grantor.

b.        To participate in and to consent to, or oppose, any plan or reorganization, consolidation, merger, liquidation, or other similar plan relating to any property of the [insert State name] Phosphogypsum Trust Fund, and to the extent permitted by applicable law, to deposit any property with any protective, reorganization, or similar committee. The Trustee, as permitted by applicable law, may delegate discretionary power to such committee. Any expenses and compensation of the committee agreed to be paid, as well as any assessments levied with respect to any property so deposited, shall (except as provided in Section 9 of the Trust Agreement) not be paid from the [insert State name] Phosphogypsum Trust Fund but is an obligation of the Grantor.

c.        Generally to do all acts, and to make, execute and deliver all such deeds, contracts, and other instruments, in certain circumstances (i.e., bankruptcy, mergers, or reorganizations), which the Trustee may deem necessary or desirable to carry out the purposes of the foregoing powers or for the protection of the [insert State name] Phosphogypsum Trust Fund. The Trustee will take a reasonable and prudent period of time to convert any instruments it may acquire that do not conform to the investments described in Schedule C to the Trust Agreement into the investments that do conform to Schedule C to the Trust Agreement.

Section 3: The following provisions shall supplement the Trust Agreement with respect to the rights, duties, liabilities, privileges, and immunities of the Trustee set forth in the Trust Agreement.

a.        The Trustee shall be obligated only to perform the duties specifically set forth in the Trust Agreement and this Addendum. The Trust Agreement and this Addendum set forth all matters pertinent to the [insert State name] Phosphogypsum Trust Fund contemplated thereunder and hereunder, and no additional obligations of the Trustee shall be inferred from the terms of the Trust Agreement or any other agreement.

b.        No provision of this Agreement shall require the Trustee to risk or advance its own funds or otherwise incur any financial liability in the performance of its duties or the exercise of its rights, where such performance and rights are exercised in a manner consistent with this Agreement.

Section 4: The following provision shall supplement the Trust Agreement with respect to the immunity and indemnification of the Trustee set forth in Section 17 of the Trust Agreement.

a.        The Trustee shall not be liable for any act or omission while acting in good faith as set forth in Section 17 of the Trust Agreement. The Trustee assumes no responsibility for the validity or sufficiency of any instrument held under the Trust Agreement.

Mosaic

Appendix 2, Attachment D, Form 2

Section 5: The following provision shall supplement the Trust Agreement with respect to communications and instructions as set forth in the Trust Agreement.

a.        All notices, requests, demands, and any other communication required under the Trust Agreement or this Addendum shall be in writing, in English, and shall be:

If to Grantor:

[Insert information.]

If to Trustee:

[Insert information.]

If to U.S. EPA

[Insert information.]

[As applicable:

If to FDEP:

[Insert information.], or

If to LDEQ:

[Insert information.]]

Section 6: The following provisions shall supplement the Trust Agreement with respect Successor Trustees as set forth in Section 13 of the Trust Agreement.

a.    Resignation of the Trustee.

If the Trustee seeks to resign as Trustee, it shall provide the Grantor and the Beneficiaries at least nine (9)-months advance notice of its intent to do so. The Grantor shall thereafter take reasonable and appropriate steps to identify and reach agreement with a Successor Trustee under the parameters set forth in Paragraph 30 of Appendix 2, and shall consult with the Beneficiaries regarding the proposed Successor Trustee. The Grantor shall notify the Trustee in writing when a Successor Trustee has been selected (the “Successor Notice”), and so long as the Successor Trustee meets the requirements of Paragraph 30 of Appendix 2, the Successor Trustee shall assume the responsibilities of Trustee hereunder when: (i) it has entered into this Trust Agreement; and (ii) the funds and proprieties constituting the [insert State name] Phosphogypsum Trust Fund have been transferred to the Successor Trustee. Such assumption of responsibilities shall not take place prior to thirty (30) Days after the Successor Notice unless the Trustee otherwise agrees. The Trustee shall cooperate with the Grantor and the Successor Trustee in the transition of the Trust to the Successor Trustee. Notwithstanding the foregoing, in the event that the Grantor is in breach of its obligations with respect to the payment of taxes or expenses incurred by the Trust, the Trustee may provide the Grantor and Beneficiaries with notice of resignation that will be effective sixty (60) Days after the notice is sent, so long as a Successor Trustee that meets the requirements of Paragraph 30 of Appendix 2 has accepted an

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Appendix 2, Attachment D, Form 2

appointment as Successor Trustee, or in accordance with Section 13 of the Trust Agreement the Trustee applies to a court of competent jurisdiction for the appointment of a Successor Trustee.

b. Termination of the Trustee by the Grantor

The Trustee may be terminated by the Grantor at any time, following consultation with the Beneficiaries explaining the purpose or benefit of such termination and identifying the proposed Successor Trustee, on the provision of at least ninety (90) Days written notice, except that the Trustee may be terminated upon notice in fewer than ninety (90) Days if the Grantor determines that the Trustee has engaged in a material breach of its obligations hereunder. The Grantor shall notify the Trustee in writing when a Successor Trustee that meets the requirements of Paragraph 30 of Appendix 2 has been selected, and the Successor Trustee shall assume the responsibilities of Trustee hereunder when: (i) it has entered into this Trust Agreement; and (ii) the funds and proprieties constituting the [insert State name] Phosphogypsum Trust Fund have been transferred to the Successor Trustee. The Trustee shall cooperate with the Grantor and the Successor Trustee in the transition of the Trust to the Successor Trustee.

Section 7: The following provisions shall supplement the Trust Agreement with respect to taxes, fees, and expenses as set forth in Section 9 of the Trust Agreement.

a. Taxes, fees, and expenses paid by the Grantor shall be funded as follows:

(1)        The Trustee shall establish an interest bearing account, separate from the [insert State name] Phosphogypsum Trust Fund, to be used for the payment of any taxes, fees, and expenses that may be owed or incurred by the [insert State name] Phosphogypsum Trust Fund. This account shall be referred to as the [insert State name] T&E Trust Fund Account. The [insert state name] Phosphogypsum Trust Fund and the [insert State name] T&E Trust Fund Account shall be treated as separate components of the single Trust created and governed under the Trust Agreement. The [insert State name] T&E Trust Fund Account shall be established on the date that the [insert State name] Phosphogypsum Trust Fund is established pursuant to the Consent Decree.

(2)        No later than November 30th of each calendar year that the [insert State name] Phosphogypsum Trust Fund remains in existence, the Trustee shall provide the Grantor with an itemized estimate of the fees and expenses it expects to incur during the following calendar year (the “Estimated Annual Expenses”), and by no later than December 31 of each calendar year, the Grantor shall develop an estimate of the taxes it expects the [insert State name] Phosphogypsum Trust Fund to owe for the income expected to be earned during the following calendar year (the “Estimated Annual Taxes”). By January 10 of the next calendar year, the Grantor shall transmit to the Trustee to be deposited into the [insert State name] T&E Trust Fund Account, funds in the amount of at least 105% of the sum of the Estimated Annual Taxes plus the Estimated Annual Expenses, less any funds then in the [insert State name] T&E Trust Fund Account in excess of the amounts needed to cover taxes and expenses for past activities.

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Appendix 2, Attachment D, Form 2

(3)        If at any time during the year, the Trustee determines that the amount in the [insert State name] T&E Trust Fund Account is insufficient to cover expenses for the remainder of the calendar year and taxes that are expected to be paid, it shall so notify the Grantor which shall transmit any expected deficiency to the Trustee (for deposit into the [insert State name] T&E Trust Fund Account) within thirty (30) Days thereafter.

(4)        If prior to the filing of any tax returns by the Trustee, or the payment of any required estimated taxes, there are insufficient funds in the [insert State name] T&E Trust Fund Account to pay the taxes (including interest or penalties) that the [insert State name] Phosphogypsum Trust Fund then owes, the Grantor shall, within twenty (20) Days of receiving notice from the Trustee, transmit any expected deficiency to the Trustee (for deposit into the [insert State name] T&E Trust Fund Account) prior to the due date of the taxes.

(5)        To cover the Trustee’s expenses for the remainder of the year in which the [insert State name] Phosphogypsum Trust Fund is created, and the taxes that will be owed for the remainder of such year, the Grantor and Trustee shall have determined the Estimated Annual Expenses and Estimated Annual Taxes and have funded the [insert State name] T&E Trust Fund Account with 105% of the sum of those estimates on the date that the [insert State name] Phosphogypsum Trust Fund is established pursuant to the Consent Decree. The provisions of Section 7, subsection a.(2) and (3), above, shall apply for the remainder of such initial year.

(6)        To the extent that the [insert State name] Phosphogypsum Trust Fund may owe taxes on the Fund:

(i) The Trustee shall obtain an employer identification number for the [insert State name] Phosphogypsum Trust Fund in accordance with applicable Treasury Regulations.

(ii) The Trustee shall timely prepare and file all tax returns as required under applicable federal, state and local law.

(iii) The Trustee shall retain the services of a certified public accounting firm (the “CPA Firm”) to prepare all such tax returns, and the fees and expenses incurred by the Trustee in connection therewith shall be funded by contributions by the Grantor into the [insert State name] T&E Trust Fund Account. The Grantor shall timely provide the Trustee with any information reasonably requested by the Trustee for the fulfillment of the Trustee’s tax filing, payment and reporting obligations. The Grantor expressly agrees that it expects and requests the Trustee to rely fully on the advice of the CPA Firm and on the tax forms and instructions the CPA Firm provides in fulfilling the Trustee’s responsibilities with respect to the filing of tax returns and statements and the payment of taxes. This express agreement by the Grantor does not waive, supersede, or alter any rights of the Beneficiaries.

(7)        If the Grantor is required to directly pay any taxes (including estimated taxes and interest) or penalties associated with the [insert State name] Phosphogypsum Trust Fund, then the Trustee shall timely provide Grantor with any information reasonably requested by the

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Appendix 2, Attachment D, Form 2

Grantor for the fulfillment of Grantor’s tax filing, payment and reporting obligations under federal, state and local laws.

(8)        The Trustee shall notify the Grantor, EPA and the [abbreviated State Agency], by certified mail within five (5) Days if no payment if received from the Grantor for the [insert State name] T&E Trust Fund Account as required by the Section and if the Grantor does not provide any information that the Trustee requests so that it can perform its duties under this Trust Agreement.

b.        Fees and expenses shall be funded as follows when the Grantor ceases to exist:

(1)        All fees and expenses shall first be paid from any remaining funds in the [insert State name] T&E Trust Fund Account. In the event that are no remaining funds in the [insert State name] T&E Trust Fund Account, then fees and expenses shall be paid from the [insert State name] Phosphogypsum Trust Fund, unless otherwise directed by EPA and [abbreviated State Agency]. The Trustee shall notify and provide an itemized list of expenses and fees to the Beneficiaries at least thirty (30) Days prior to payment by the Trustee, or if Trustee is unable to provide thirty (30) Days in advance, then notice with the itemized list of expenses shall be provided as soon as reasonably possible prior to payment or at the time that payment is made with an explanation stating why the Beneficiaries did not receive prior notice. The Beneficiaries reserve all their rights to contest any specified expenses or fees.

Section 8: The following provisions shall supplement the Trust Agreement with respect to compensation of the Trustee as set forth in Section 12 of the Trust Agreement.

The Trustee shall receive reasonable compensation, as specified in Section 12 of the Trust Agreement, and expense reimbursement for its services under the Trust Agreement in accordance with the schedule attached hereto as Exhibit 1, which shall be paid by the Grantor.

[Insert signature lines for Trustee and Grantor]

Mosaic

Appendix 2, Attachment D, Form 2

Attachment D, Form 3

IRREVOCABLE STANDBY LETTER OF CREDIT

Regional Administrator, Region 6, U.S. Environmental Protection Agency

Director, Louisiana Department of Environmental Quality

Dear Sir(s) or Madam(s): We hereby establish our Irrevocable Standby Letter of Credit No. --- in your favor, at the request and for the account of [owner’s or operator’s name and address] up to the aggregate amount of [insert amount in words] U.S. dollars $[insert amount in numbers], available upon presentation by both of you of

(1) your sight draft, bearing reference to this letter of credit No. ---, and

(2) your signed statement reading as follows: “I certify that the amount of the draft is payable pursuant to Consent Decree [case names/docket information for consent decrees] entered into pursuant to the Resource Conservation and Recovery Act of 1976 as amended.”

This letter of credit is effective as of [date] and shall expire on [date at least 1 year later], but such expiration date shall be automatically extended for a period of [at least 1 year] on [date] and on each successive expiration date, unless, at least 120 Days before the current expiration date, we notify both of you and [owner’s or operator’s name] by certified mail that we have decided not to extend this letter of credit beyond the current expiration date. In the event you are so notified, any unused portion of the credit shall be available upon presentation of your sight drafts for 120 Days after the date of receipt by both of you and [owner’s or operator’s name], as shown on the signed return receipts.

Whenever this letter of credit is drawn on under and in compliance with the terms of this credit, we shall duly honor such draft upon presentation to us, and we shall deposit the entire amount of the draft directly into the Trust Fund (Account No.      ) created by the Trust Agreement entered by Mosaic Fertilizer, LLC dated              2015, or as otherwise instructed by both of you, in accordance with your instructions.

[Signature(s) and title(s) of official(s) of issuing institution] [Date]

This credit is subject to [insert “the most recent edition of the Uniform Customs and Practice for Documentary Credits, published and copyrighted by the International Chamber of Commerce,” or “the Uniform Commercial Code”].

Mosaic

Appendix 2, Attachment D, Form 3

U.S. Environmental Protection Agency

Regional Administrator

Region 6

Louisiana Department of Environmental Quality

Director

Attention: [Specify EPA Office and State Office]

Dear Sir(s) or Madam(s):

In accordance with Appendix 2 of Consent Decrees [case names/docket information for consent decrees] we have established Irrevocable Standby Letter of Credit No.              issued by [name of issuing institution] on [issuing date] in the amount of [insert amount in words] U.S. dollars ($[insert amount in numbers]) for the following facilities [insert Facility name, EPA ID number, and address, and indicate if coverage is for Phosphogypsum Stack System Closure and/or Long Term Care:]

I certify that the letter of credit provider is a federally insured financial institution. I certify that the wording of the letter of credit is identical to the wording specified in Attachment D, Form 3, of Appendix 2, of the Consent Decree [case names/docket information for consent decree].

Sincerely,

(Name)

Chief Financial Officer

Mosaic Fertilizer, LLC

Mosaic

Appendix 2, Attachment D, Form 3

Attachment D, Form 4-A

CORPORATE FINANCIAL TEST

Letter from Chief Financial Officer

Instructions: The letter from the Chief Financial Officer, as specified in Section III.A of Appendix 2 of the Consent Decree, must be worded as follows, except that instructions in the brackets are to be replaced with the relevant information and the brackets deleted.

[Address to Regional Administrator of every Region and every State Agency Head of every State in which facilities for which financial responsibility is to be demonstrated through the corporate financial test are located].

I am the Chief Financial Officer (“CFO”) of [insert name and address of firm] (hereinafter, “the firm”). This letter is in support of this firm’s use of the corporate financial test to demonstrate Financial Assurance for costs associated with Phosphogypsum Stack System Closure and/or Long Term Care.

[Fill out paragraphs 1-14, below, and provide supporting documentation, when required. If your firm has no facilities that belong in a particular paragraph, write “None” in the space indicated.]

1. This firm is the owner or operator of the Facilities, listed below, for which Financial Assurance for Phosphogypsum Stack System Closure and/or Long Term Care is demonstrated through the corporate financial test specified in Section III.A of Appendix 2 of the Consent Decree [case name/docket information for the Consent Decree]. The current Phosphogypsum Stack System Closure and/or Long Term Care Cost Estimates covered by the corporate financial test are provided for each listed facility below in Schedule A, attached to this letter. [Attach Schedule A. For informational purposes, see Schedule A, Example 1.]

[List facilities and include the EPA Identification Number, name, address, and total current Cost Estimate for Phosphogypsum Stack System Closure and/or Long Term Care for each facility.]

2. This firm guarantees, through the Guarantee specified in Section III.A of Appendix 2 of the Consent Decree [case name/docket information for the Consent Decree], the Phosphogypsum Stack System Closure and/or Long Term Care of the Facilities, listed below, owned or operated by the guaranteed party. The current Cost Estimates for the Phosphogypsum Stack System Closure and/or Long Term Care so guaranteed are provided for each Facility listed below in Schedule A, attached to this letter. [Attach Schedule A. For informational purposes, see Schedule A, Example 2.]

[List facilities and include the EPA Identification Number, name, address, and total current Cost Estimate for Phosphogypsum Stack System Closure and/or Long Term Care for each facility.]

Mosaic

Appendix 2, Attachment D, Form 4-A

3. The firm identified above is: [insert one or more: (1) The direct or higher-tier parent corporation of the owner or operator; (2) owned by the same parent corporation as the parent corporation of the owner or operator, and receiving the following value in consideration of this guarantee              [insert description of value received]; or (3) engaged in the following substantial business relationship with the owner or operator              [insert brief characterization of relationship], and receiving the following value in consideration of this guarantee              [insert value received]]. [Attach a written description of the business relationship or a copy of the contract establishing such relationship to this letter].

4. The firm, as owner or operator or guarantor, is using a financial test or guarantee to secure the Environmental Obligations of the facilities listed in Schedule B for which financial assurance is required under programs that EPA directly operates and obligations where EPA has delegated authority to the State or approved a State’s program. These obligations include, but are not limited to: liability, closure, post-closure and corrective action cost estimates for hazardous waste treatment, storage and disposal facilities under 40 C.F.R. §§ 264.101, 264.142, 264.144, 264.147, 265.142, 265.144 and 265.147; cost estimates for municipal solid waste management facilities under 40 C.F.R. §§ 258.71, 258.72 and 258.73; current plugging and abandonment cost estimates for underground injection control facilities under 40 C.F.R. § 144.62; cost estimates for underground storage tanks under 40 C.F.R. § 280.93; cost estimates for facilities handling polychlorinated biphenyls under 40 C.F.R. § 761.65; any financial assurance required under, or as part of an action under, the Comprehensive Environmental Response, Compensation, and Liability Act; and any other Environmental Obligation assured through a financial test or guarantee, excluding those costs represented in paragraphs1 and 2 listed above. The cost estimates by obligation are provided for each facility in Schedule B, attached to this letter. [Attach Schedule B. For informational purposes, see Schedule B, Example 1.]

A.	The firm represents the total of all such Environmental Obligations in Current Dollars for the listed facilities in Schedule B of $ [insert amount], as of [insert date].

5. Are there guarantees disclosed in accordance with FASB Interpretation No. 45 for which the firm is liable, but which are not explicitly accounted for on the balance sheet of the firm’s latest completed independently audited financial statements? (Yes/No)

A.	[If yes:] The firm discloses the information shown below for each such guarantee, as of the firm’s latest completed fiscal year ended [insert date]:

i.	[The name of the entity for which the guarantee has been granted];
ii.	[The nature of the relationship of the entity to the firm];
iii.	[A description of the guarantee]; and

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Appendix 2, Attachment D, Form 4-A

iv.	[The fair value of the guarantee. If the fair value cannot be determined and in the alternative a range of the expected values cannot be provided, so indicate by stating “cannot be determined” with a brief explanation.].

6. Are there asset retirement obligations, under FASB Statement No. 143 or FASB Interpretation No. 47, which are not explicitly accounted for on the balance sheet of the firm’s latest completed independently audited financial statements? (Yes/No)

A.	[If yes:] The firm discloses for each such obligation, a description of the obligation and a current cost estimate [if current cost estimate is not available, and in the alternative a range of the expected values cannot be provided, so indicate by stating “cannot be determined” with a brief explanation] in Schedule C, attached to this letter. [Attach Schedule. For informational purposes, see Schedule C, Example 1.]

7. Are there significant estimates and material concentrations known to management that are required to be disclosed in accordance with AICPA’s SOP 94-6, Disclosure of Certain Significant Risks and Uncertainties, related to the firm’s Environmental Obligations? (Yes/No)              [Significant estimates are estimates as of the last completed fiscal year-end that could change materially during the up-coming fiscal year.]

A.	[If yes:] The firm discloses the following significant estimates and material concentrations, as of the firm’s latest completed fiscal year ended [insert date]: .

8. Does the company provide post-retirement benefits other than pensions? (Yes/No):

A.	Has the company explicitly accounted for its accrued pension and post-retirement benefits on the balance sheet of the firm’s latest completed independently audited financial statements? (Yes/No)

B.	If not, the firm discloses the following estimate, as of the firm’s latest completed fiscal year ended [insert date]: $ [insert value]

9. Does the firm file a Form 10K with the Securities and Exchange Commission (“SEC”) for the latest fiscal year? (Yes/No)

10.	Does the firm comply with Sarbanes-Oxley Section 404? (Yes/No)

A.	Did the firm’s independent auditors’ report on of the firm’s internal controls identify any material weaknesses? (Yes/No) [Attach a copy of the independent auditors’ report on of the company’s internal controls].

11. The fiscal year of the firm ends on [month, day]. [Attach a copy of the firm’s independently audited financial statements for the latest completed fiscal year.]

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Appendix 2, Attachment D, Form 4-A

A.	The firm’s financial statements are independently audited by an independent certified public accountant? (Yes/No)

B.	Is the firm relying on audited consolidated financial statements. (Yes/No) [If the response is yes, please attach to this letter a list of the companies (with addresses) which are covered by the audited consolidated financial statements.]

C.	The firm has received a qualified or adverse accountant’s opinion for the latest completed fiscal year ended [insert date]. (Yes/ No) [If response is yes, attach a copy of the accountant’s opinion.]

*  *  *

12. The firm represents that the figures marked with an asterisk below are:

A.	Exactly as represented in the firm’s independently audited, year-end financial statements (as attached). (Yes/No)

B.	In accordance with U.S. Generally Accepted Accounting Principles (GAAP). (Yes/No)

C.	As of the latest completed fiscal year ended [insert date]. (Yes/No)

[If one or more of the responses to paragraph 12 is no, attach a line-by-line reconciliation of each discrepancy that crosswalks the value represented in this letter to the company’s independently audited year-end financial statements.]

13. The firm represents that as of the latest completed fiscal year-end [insert date], the Assets located in the United States in the amount of $              is at least 90% of the firm’s total assets. (Yes/No)

14. The firm represents that no more than sixty percent (60%) of the firm’s tangible assets are in the form of one or more note receivables from one or more Related Parties. (Yes/No)

[If the response to paragraph 14 is no, attach an originally signed certification by the firm’s CFO as specified in Paragraph 10.e.(7)(a) of Appendix 2 of the Consent Decree [case name/docket information for the Consent Decree], together with a list of each note receivable, the name of the Related Party and a description (along with any necessary documentation) of the Related Party’s financial strength and capability to meet its obligations to the firm. Attach a line-by-line reconciliation that crosswalks the value(s) represented in this letter to the company’s independently audited year-end financial statements.]

Mosaic

Appendix 2, Attachment D, Form 4-A

[Fill in Alternative I if the criteria of Paragraph 10.e. of Appendix 2 (incorporating LAC 33:V.3707.F.1.a and LAC 33:V.3711.F.1.a) are being used. Fill in Alternative II if the criteria of Paragraph 10.e.(1) of Appendix 2 (referencing LAC 33:V.3707.F.1.b and LAC 33:V.3711.F.1.b) are being used.]

Alternative I

1. Sum of current Cost Estimates (total of all cost estimates shown in paragraphs 1 or 2, and 4, above) $

*2. Total Liabilities $

*3. Total Assets $

4. Net worth [line 3 minus line 2] $

*5. Intangible assets $

6. Tangible Net Worth [line 4 minus line 5] $

*7. Current Assets $

*8. Current Liabilities $

9. Net working capital [line 7 minus line 8] $

*10. Net income $

*11. Depreciation, depletion and amortization $

12. Net income plus depreciation, depletion, and amortization (line 10 plus line 11) $

*13. Total Tangible Assets located in United States (required only if less than 90% of firm’s assets are located in the U.S.) $

14. Is line 6 at least $10 million? (Yes/No)

15. Is line 6 at least 6 times line 1? (Yes/No)

16. Is line 9 at least 6 times line 1? (Yes/No)

17. Are at least 90% of firm’s tangible assets located in the U.S.? If not, complete line 18 (Yes/No)

18. Is line 13 at least 6 times line 1? (Yes/No)

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Appendix 2, Attachment D, Form 4-A

19. Is line 2 divided by line 4 less than 2.0? (Yes/No)

20. Is line 12 divided by line 2 greater than 0.1? (Yes/No)

21. Is line 7 divided by line 8 greater than 1.5? (Yes/No)

Alternative II

1.	Sum of Updated Cost Estimates (total of all cost estimates shown in paragraphs 1 or 2, and 4 above) $

2.	The firm’s represents:

A.	A Long-Term Issuer Credit Rating with Standard and Poor’s of: [insert rating] as of [insert date]. [Attach documentation evidencing the rating.]

B.	A long-term Corporate Family Rating with Moody’s Investor Services of: [insert rating] as of [insert date]. [Attach documentation evidencing the rating.]

*3. Total Liabilities $

*4. Total Assets $

5. Net Worth [line 4 minus line 3] $

*6. Intangible Assets $

7. Tangible Net Worth [line 5 minus line 6] $

*8. Total Tangible Assets located in U.S. (required only if less than 90% of firm’s tangible assets are located in the U.S.) $

9. Is line 7 at least $10 million? (Yes/No)

10. Is line 7 at least 6 times line 1? (Yes/No)

11. Are at least 90% of firm’s tangible assets located in the U.S.? If not, complete line 12 (Yes/No)

12. Is line 8 at least 6 times line 1? (Yes/No)

I hereby certify in my capacity as the Chief Financial Officer of the firm, based on my knowledge after reasonable due diligence, that the information included in this letter, including all attachments and exhibits, is true and accurate. I further certify in my capacity as the Chief Financial Officer of the firm, that the language of this letter is

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Appendix 2, Attachment D,Form 4-A

identical to the wording specified in Appendix 2, Attachment D, Form 4-A, of the Consent Decree [insert case name/docket information of the Consent Decree].

Attached is a special report of procedures and findings from the firm’s independent certified public accountant resulting from an agreed-upon procedures performed in accordance with the AICPA Statement on Standards for Attestation Engagements, AT Section 201 – Agreed Upon Procedures Engagements (including AICPA related attestation interpretations), as updated, that describes the procedures performed and related findings. The CPA’s report discloses whether or not differences and/or discrepancies were found in the comparison of financial information disclosed in this letter (including all attachments and exhibits) with the independently audited financial statements (including attachments), as of the firm’s latest completed fiscal year end [insert date]. Where differences or discrepancies exist between the financial information disclosed in this letter (including all attachments and exhibits) with the firm’s independently audited financial statements (including attachments), the CPA’s report of procedures and findings identifies and reconciles any difference or discrepancy between the values or information represented in this letter and the firm’s independently audited year-end financial statements.

[Signature]

[Name]

[Title] Chief Financial Officer

[Date]

Mosaic

Appendix 2, Attachment D, Form 4-A

Schedule A: Corporate Financial Test or Corporate Guarantee Cost Estimate Information

Example A.1: Corporate Financial Test

Facility Name (EPA ID)	Activity (CL, WM-CL, LTC, WM-LTC)	Cost Estimate Current $
EPA123456789	CL	$1,000,000
EPA123456789	WM-CL	$10,000,000
EPA123456789	LTC	$100,000,000

Total		$111,000,000

Example A.2: Corporate Guarantee

Facility Name (EPA ID)	Activity (CL, WM-CL, LTC, WM-LTC)	Cost Estimate Current $
EPA123456789	CL	$1,000,000
EPA123456789	WM-CL	$10,000,000
EPA123456789	LTC	$100,000,000

Total		$111,000,000

Schedule B: Other Environmental Obligations Cost Estimate Information

Example B.1

Facility Name (EPA ID, Permit Number, or Site ID)	Statutory Obligation	Cost Estimate (Current $)
EPA123456789	CERCLA	$1,000,000
EPA123456789	SDWA (UIC)	$10,000,000

Total		$11,000,000

Schedule C: Asset Retirement Obligations Disclosure

Example C.1

Type of Obligation	Cost Estimate		Discount Rate (Date)	Time
	Current $	NPV $
Property A	$1,000,000	$758,999	4.71% (May 2008)	2008-2013

Mosaic

Appendix 2, Attachment D, Form 4-A

Property B	$10,000,000	$4,372,445	…	2008-2013
Property C	$100,000,000	$19,118,278	…	2014-2064

Total	$111,000,000	$24,249,722

Mosaic

Appendix 2, Attachment D, Form 4-A

Attachment D, Form 4-B

CORPORATE FINANCIAL TEST

Letter of the Chief Financial Officer

Instructions: The letter from the Chief Financial Officer, as specified in Section III.B of Appendix 2 of the Consent Decree, must be worded as follows, except that instructions in the brackets are to be replaced with relevant information and the brackets deleted.

[Address to Regional Administrator of every Region and every State Agency Head of every State in which facilities for which financial responsibility is to be demonstrated through the financial test are located.]

I am the Chief Financial Officer of [name and address of firm] (hereinafter, “the firm”). This letter is in support of this firm’s use of the corporate financial test to demonstrate Financial Assurance for costs associated with Phosphogypsum Stack System Closure and/or Long Term Care.

[Fill out Schedule A for paragraphs 1 or 2, paragraphs 3 through 12, and Exhibit 1. Based on the information in Schedule A for paragraph 1 or 2, paragraphs 3 through 12, and Exhibit 1, fill out paragraphs 1 or 2, 13 through 15, and Exhibit 2. If your firm has no information that belongs in a particular paragraph, write “None” in the space indicated. For each facility, include its EPA Identification Number, name, address and Cost Estimates for Phosphogypsum Stack System Closure and/or Long Term Care].

1.	The firm is the owner or operator of the Facilities listed in Schedule A for which Financial Assurance for Phosphogypsum Stack System Closure and/or Long Term Care is demonstrated through the corporate financial test specified in Section III.B of Appendix 2 of the Consent Decree [case name/docket information of the Consent Decree]. [Attach Schedule A. For informational purposes, see Schedule A, Example 1.]

A.	The firm represents the total Phosphogypsum Stack System Closure Cost Estimate in Current Dollars for the listed facilities in Schedule A of $ [insert amount], as of [insert date].

B.	The firm represents the total Water Management Cost Estimate associated with Phosphogypsum Stack System Closure in Current Dollars for the listed facilities in Schedule A of $ [insert amount], as of [insert date].

C.	The firm represents the total Long Term Care Cost Estimate in Current Dollars for the listed Facilities in Schedule A of $ [insert amount], as of [insert date].

D.	The firm represents the Net Present Value (NPV) of the total Long Term Care Cost Estimate for the listed Facilities in Schedule A as $ [insert amount], as of [insert date].

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Appendix 2, Attachment D, Form 4-B

E.	The firm represents the total Water Management Cost Estimate associated with Long Term Care in Current Dollars for the listed Facilities in Schedule A of $ [insert amount], as of [insert date].

F.	The firm represents the NPV of the total Water Management Cost Estimates associated with Long Term Care for the listed Facilities in Schedule A as $ [insert amount], as of [insert date].

2.	The firm guarantees, through the Guarantee specified in Sction III.B of Appendix 2 of the Consent Decree [case name/docket information of the Consent Decree], the Phosphogypsum Stack System Closure and/or Long Term Care of the listed Facilities in Schedule A owned or operated by the guaranteed party. [Attach Schedule A. For informational purposes, see Schedule A, Example 2.]

A.	The firm represents the total Phosphogypsum Stack System Closure Cost Estimate in Current Dollars for the listed Facilities in Schedule A of $ [insert amount], as of [insert date].

B.	The firm represents the total Water Management Cost Estimate associated with Phosphogypsum Stack System Closure in Current Dollars for the listed Facilities in Schedule A of $ [insert amount], as of [insert date].

C.	The firm represents the total Long Term Care Cost Estimate in Current Dollars for the listed Facilities in Schedule A of $ [insert amount], as of [insert date].

D.	The firm represents the NPV of the total Long Term Care Cost Estimate for the listed Facilities in Schedule A as $ [insert amount], as of [insert date].

E.	The firm represents the total Water Management Cost Estimate associated with Long Term Care in Current Dollars for the listed Facilities in Schedule A of $ [insert amount], as of [insert date].

F.	The firm represents the NPV of the total Water Management Cost Estimate associated with Long Term Care for the listed Facilities in Schedule A as $ [insert amount], as of [insert date].

3.	The firm represents that the NPV of the Long Term Care Cost Estimate and the Water Management Cost Estimate associated with Long Term Care, as specified in Paragraph 1.D & F or Paragraph 2.D & F, above, have been calculated in accordance with Appendix 2, Section II and the corresponding Attachments, of the Consent Decree [case name/docket information for Consent Decree]. [Attach a copy of the 30-Year Treasury Constant Maturity Rate averaged for the previous twelve months using the average spot rate for each month.]

Mosaic

Appendix 2, Attachment D, Form 4-B

4.	The firm, as owner or operator or Guarantor, is using a financial test or guarantee to secure the Environmental Obligations of the facilities listed in Schedule B for which financial assurance is required under programs that EPA directly operates and obligations where EPA has delegated authority to the State or approved a State’s program. These obligations include, but are not limited to: liability, closure, post-closure and corrective action cost estimates for hazardous waste treatment, storage and disposal facilities under 40 C.F.R. §§ 264.101, 264.142, 264.144, 264.147, 265.142, 265.144 and 265.147; cost estimates for municipal solid waste management facilities under 40 C.F.R. §§ 258.71, 258.72 and 258.73; current plugging and abandonment cost estimates for underground injection control facilities under 40 C.F.R. §144.62; cost estimates for underground storage tanks under 40 C.F.R. § 280.93; cost estimates for facilities handling polychlorinated biphenyls under 40 C.F.R. § 761.65; any financial assurance required under, or as part of an action under, the Comprehensive Environmental Response, Compensation, and Liability Act; and any other Environmental Obligation assured through a financial test or guarantee, excluding those costs represented in paragraphs 1 and 2 listed above. The cost estimates by obligation are provided for each facility in Schedule B, attached to this letter. [Attach Schedule B. For informational purposes, see Schedule B, Example 1.]

A.	The firm represents the total of all such Environmental Obligations in Current Dollars for the listed facilities in Schedule B of $ , [insert amount] as of [insert date].

5.	The firm identified above is [insert one or more: (1) The direct or higher-tier parent corporation of the owner or operator; (2) owned by the same parent corporation as the parent corporation of the owner or operator, and receiving the following value in consideration of this guarantee [insert description of value received]; or (3) engaged in the following substantial business relationship with the owner or operator [insert brief characterization of the relationship] and receiving the following value in consideration of this guarantee [insert value received]]. [Attach a written description of the business relationship or a copy of the contract establishing such relationship to this letter].

6.	Are there guarantees disclosed in accordance with FASB Interpretation No. 45 for which the firm is liable, but which are not explicitly accounted for on the balance sheet of the firm’s latest completed independently audited financial statements? (Yes/No)

A.	[If yes:] The firm discloses the information shown below for each such guarantee, as of the firm’s latest completed fiscal year ended [insert date]:

i.	[The name of the entity for which the guarantee has been granted];
ii.	[The nature of the relationship of the entity to the firm];
iii.	[A description of the guarantee]; and
iv.	[The fair value of the guarantee. If the fair value cannot be determined and in the alternative a range of the expected values cannot be provided, so indicate by stating “cannot be determined” with a brief explanation.].

Mosaic

Appendix 2, Attachment D, Form 4-B

7.	Are there asset retirement obligations under FASB Statement No. 143 or FASB Interpretation No. 47, which are not explicitly accounted for on the balance sheet of the firm’s latest completed independently audited financial statements? (Yes/No)

A.	[If yes:] The firm discloses for each such obligation, a description of the obligation and a current cost estimate [if current cost estimate is not available and in the alternative a range of the expected values cannot be provided, so indicate by stating “cannot be determined” with a brief explanation], in Schedule C, attached to this letter. [Attach Schedule C. For informational purposes, see Schedule C, Examples 1.]

8.	Are there significant estimates and material concentrations known to management that are required to be disclosed in accordance with AICPA’s SOP 94-6, Disclosure of Certain Significant Risks and Uncertainties, related to the firm’s Environmental Obligations? (Yes/No) [Significant estimates are estimates as of the last completed fiscal year-end that could change materially during the up-coming fiscal year.

A.	[If yes:] The firm discloses the following such significant estimates and material concentrations, as of the firm’s latest completed fiscal year ended [insert date]: .

9.	Does the company provide post-retirement benefits other than pensions? (Yes/No)

A.	Has the company explicitly accounted for its accrued pension and post-retirement benefits on the balance sheet of the firm’s latest completed independently audited financial statements? (Yes/No)

B.	If not, the firm discloses the following estimate, as of the firm’s latest completed fiscal year ended [insert date]: $ [insert value]

10.	Does the firm file a Form 10K with the Securities and Exchange Commission (“SEC”) for the latest fiscal year? (Yes/No)

11.	Does the firm comply with Sarbanes-Oxley Section 404? (Yes/No)

A.	Did the firm’s independent auditors’ report on the firm’s internal controls identify any material weaknesses? (Yes/No) [Attach a copy of the independent auditors’ report on the company’s internal controls.]

12.	The fiscal year of the firm ends on [month, day]. [Attach a copy of the firm’s independently audited financial statements for the latest completed fiscal year.]

A.	The firm’s financial statements are audited by an independent certified public accountant? (Yes/No)

Mosaic

Appendix 2, Attachment D, Form 4-B

B.	Is the firm relying on audited consolidated financial statements. (Yes/No) [If response is yes, attach to the letter a list of the companies (with addresses) which are covered by the audited consolidated financial statements. If no, provide a list of companies (with addresses) that make up the corporate structure.]

C.	The firm has received a qualified or adverse accountant’s opinion for the latest completed fiscal year ended [insert date]. (Yes/ No) [If response is yes, attach a copy of the accountant’s opinion.]

* * *

13.	The firm represents that the figures marked with an asterisk in Exhibit 1 are:

A.	Included as represented in the firm’s independently audited, year-end financial statements (as attached). (Yes/No)

B.	In accordance with U.S. Generally Accepted Accounting Principles (GAAP). (Yes/No)

C.	As of the latest completed fiscal year ended [insert date]. (Yes/No)

[If one or more of the responses to paragraph 13 is no, attach a line-by-line reconciliation of each discrepancy that crosswalks the value represented in this letter to the company’s independently audited year-end financial statements.]

14.	The firm represents that it has:

A.	A Long-Term Issuer Credit Rating with Standard and Poor’s of [insert rating] as of [insert date]. [Attach documentation or certified letter from S&P, as appropriate, evidencing the rating.]

B.	A long-term Corporate Family Rating with Moody’s Investor Services of [insert rating] as of [insert date]. [Attach documentation or certified letter from Moody’s, as appropriate, evidencing the rating.]

C.	An equivalent rating, which assesses a company’s capacity to meet its long-term (greater than one (1) year) financial commitments, as they come due, from a nationally recognized statistical rating organization (“NRSRO”) of [insert rating] as of [insert date] from [insert NRSRO]. [Attach documentation or certified letter from NRSRO, as appropriate, evidencing the rating.]

15.	The firm represents that no more than sixty percent (60%) of the firm’s Tangible Assets (or consolidated Tangible Assets, as the case may be) are in the form of one or more note receivables from one or more Related Parties: (Yes/No)

Mosaic

Appendix 2, Attachment D, Form 4-B

[If the response to paragraph 15 is no, attach an originally signed certification by the firm’s CFO as specified in Paragraph 15.e.(6)(b) of Appendix 2 of the Consent Decree (case name/docket information for the Consent Decree) together with a list of each note receivable, the name of the Related Party and a description (along with any necessary documentation) of the Related Party’s financial strength and capability to meet its obligations to the firm. Attach a line-by-line reconciliation that crosswalks the value(s) represented in this letter to the company’s independently audited year-end financial statements.]

I hereby certify in my capacity as the Chief Financial Officer of the firm, based on my best knowledge after reasonable due diligence, that the information included in this letter, including all attachments and exhibits, is true and accurate. I further certify in my capacity as the Chief Financial Officer of the firm, that the language of this letter is identical to the wording specified in Appendix 2, Attachment D, Form 4-B, of the Consent Decree [case name/docket information for the Consent Decree].

Attached is a special report of procedures and findings from the firm’s independent certified public accountant resulting from an agreed-upon procedures performed in accordance with the AICPA Statement on Standards for Attestation Engagements, AT Section 201 – Agreed Upon Procedures Engagements (including AICPA related attestation interpretations), as updated, that describes the procedures performed and related findings. The CPA’s report discloses whether or not differences and/or discrepancies were found in the comparison of financial information disclosed in this letter (including all attachments and exhibits) with the independently audited financial statements (including attachments), as of the firm’s latest completed fiscal year end [insert date] and in the calculation of NPV for the Long Term Care Cost Estimate (and the associated Water Management costs) as calculated pursuant to Appendix 2, Section II and Attachments A-2 and A-3, of the Consent Decree [case name/docket information for the Consent Decree]. Where differences or discrepancies exist between the financial information disclosed in this letter (including all attachments and exhibits) with the firm’s independently audited financial statements (including attachments), and in the calculation of NPV for Long Term Care cost estimates and the Water Management cost estimates associated with Long Term Care, the CPA’s report of procedures and findings identifies and reconciles any difference or discrepancy between the values or information represented in this letter and the firm’s independently audited year-end financial statements, or this letter and the NPV for the Long Term Care Cost Estimate (and the associated Water Management costs) as calculated pursuant to Appendix 2, Section II and Attachments A-2 and A-3, of the Consent Decree [case name/docket information for the Consent Decree].

[Signature]

[Name]

[Title] Chief Financial Officer

[Date]

Mosaic

Appendix 2, Attachment D, Form 4-B

Exhibit 1. Financial Information
Amount in U. S. Dollars
Item	Description	[A] Most Recent Fiscal Year(n)	[B] Fiscal Year(n-1)	[C] Fiscal Year(n-2)
1	Sum of Phosphogypsum Stack System Closure costs in Current Dollars and net present value (NPV) of Long Term Care costs (Sum of cost estimates listed in Paragraphs 1A, 1B, 1D, 1F, 2A, 2B, 2D, and 2F)
2	Sum of cost estimates in current dollars for Environmental Obligations, not represented in Item 1 (Sum of cost estimates listed in Paragraph 4A)
3	Sum of Items 1 and 2 above
4	Sum of all Environmental Obligations in Current Dollars (Sum of cost estimates shown in Paragraphs 1A, 1B, 1C, 1E, 2A, 2B, 2C, 2E, and 4A)
5	The firm’s most recent S&P long-term Issuer Credit Rating, Moody’s long-term Corporate Family Rating, or equivalent rating from an NRSRO (As represented in Paragraphs 13A, 13B, or 13C)
6

Amount of funds held in all Third-party Mechanisms (e.g., trust fund, letter of credit), pursuant to this Consent Decree [insert case name/docket information for the Consent Decree]

(Attach a copy of the Third-party Mechanism listing its current (within 10 days of the date of this letter) market value, or in the case of insurance its limit of liability, or in the case of surety bond its penal sum)

7	Sum of Phosphogypsum Stack System Closure costs in Current Dollars and NPV of Long-Term Care costs, minus current value of

Mosaic

Appendix 2, Attachment D, Form 4-B

Exhibit 1. Financial Information
Amount in U. S. Dollars
Item	Description	[A] Most Recent Fiscal Year(n)	[B] Fiscal Year(n-1)	[C] Fiscal Year(n-2)
funds held in all third party financial mechanisms pursuant to the Consent Decree [insert case name/docket information for the Consent Decree] (Item 1 minus Item 6)
8*	Total Liabilities
9*	Total Assets
10	Net Worth (Item 9 minus Item 8)
11

Three Year Rolling Average of Total Liabilities Divided by Three-Year Rolling Average of Net Worth

(Three-Year Average of Item 8, Columns [A], [B], [C] Divided by Three-Year Average of Line 10, Columns [A], [B], [C])

12*	Intangible Assets
13	Tangible Net Worth (Item 10 minus Item 12)
14*	Current Assets
15*	Current Liabilities
16

Three Year Rolling Average of Current Assets Divided by Three-Year Rolling Average of Current Liabilities

(Three-Year Average of Item 14, Columns [A], [B], [C] Divided by Three-Year Average of Item 15, Columns [A], [B], [C])

17*	Operating Cash Flow
18	Three Year Rolling Average of Operating Cash Flow

Mosaic

Appendix 2, Attachment D, Form 4-B

Exhibit 1. Financial Information
Amount in U. S. Dollars
Item	Description	[A] Most Recent Fiscal Year(n)	[B] Fiscal Year(n-1)	[C] Fiscal Year(n-2)
(Three-Year Average of Item 17, Columns [A], [B], [C])
19*	U.S. Assets
20	Tangible U.S. Assets

n = Most recent fiscal year.

* = Values are as represented on the Company’s independently audited financial statements.

Mosaic

Appendix 2, Attachment D, Form 4-B

Exhibit 2. Corporate Financial Test Criteria

Part 1. Ratings Threshold

1.	Based on rating listed in Exhibit 1, Item 5, select the applicable Corporate Financial Test (“CFT”) Criteria (see Schedule D, Part 1A). Note: If there is more than one rating (e.g., an S&P and Moodys rating), shall use the lowest rating to determine rating threshold in Schedule D. [insert issued rating]

If CFT Criteria A is identified, proceed to Line 9 below.

Part 2. Third-Party Financial Assurance Instrument

2.	Percentage of current Phosphogypsum Stack System Closure costs and NPV of Long Term Care costs held in a Third-party Mechanism Pursuant to the Consent Decree (Exhibit 1, Item 6 divided by Exhibit 1, Item 1): [insert percentage]

3.	Is the percentage specified by Line 2 greater than or equal to the percentage threshold applicable to the Alternative identified by Line1 (and as specified in table below)? (Yes/No)

CFT Criteria	Percentage Threshold
A	Not applicable
B	At least 20%
C	At least 25%
D	At least 30%

Part 3. Financial Metrics Threshold

4.	Is TL/NW (Exhibit 1, Item 11) less than the ratio threshold applicable to the CFT Criteria identified in Line 1 (and as specified in table below)? (Yes/No)

5.	Is CA/CL (Exhibit 1, Item 16) greater than the ratio threshold applicable to the CFT Criteria identified in Line 1(and as specified in table below)? (Yes/No)

	Line 4: Applicable	Line 5: Applicable
	TL/NW Ratio	CA/CL Ratio
CFT Criteria	Threshold	Threshold
A	Not applicable	Not applicable
B	< 2.0	> 1.5
C	< 1.5	> 1.5
D	< 1.5	> 2.0

6.	If CFT Criteria B is identified in Line 1, answer the following questions.

Mosaic

Appendix 2, Attachment D, Form 4-B

A. Is the 3-year rolling average for the operating cash flow (Exhibit 1, Item 18) greater than or equal to 1.5 times the sum of Phosphogypsum Stack System Closure costs in Current Dollars and NPV of Long Term Care costs minus current value of funds held in third-party instruments (Exhibit 1, Item 7)? (Yes/No)

B. Is the most recent fiscal year’s operating cash flow (Exhibit 1, Item 17 Column A) greater than zero? (Yes/No)

7.	If CFT Criteria C is identified by Line 1, answers the following questions.

A. Is the 3-year rolling average for the operating cash flow (Exhibit 1, Item 18) greater than or equal to 2.0 times the sum of Phosphogypsum Stack System Closure costs in Current Dollars and NPV for Long Term Care costs (in NPV) minus current value of funds held in Third-party Mechanisms (Exhibit 1, Item 7)? (Yes/No)

B. Is the most recent fiscal year’s operating cash flow (Exhibit 1, Item 17 Column A) greater than zero? (Yes/No)

8.	If CFT Criteria D is identified by Line 1, answer the following questions.

A. Is the most recent fiscal year’s operating cash flow (Exhibit 1, Item 17, Column A) greater than or equal to 2.0 times the sum of Phosphogypsum Stack System Closure costs in Current Dollars and NPV for Long Term Care costs (in NPV) minus current value of funds held in Third-party Mechanisms (Exhibit 1, Item 7)? (Yes/No)

B. Is the most recent fiscal year’s operating cash flow (Exhibit 1, Item 17 Column A) greater than zero? (Yes/No)

Part 4. Coverage Thresholds

9.	Is TNW (Exhibit 1, Item 13) greater than or equal to six (6) times the sum of Phosphogypsum Stack System Closure costs in Current Dollars, NPV of Long Term Care and costs in Current Dollars for Environmental Obligations (Exhibit 1, Item 3)? (Yes/No)

If “Yes,” proceed to Line 12 below.

10.	Is Line 2 greater than or equal to 40 percent? (Yes/No)

10a.	If “Yes,” is TNW (Exhibit 1, Item 13) greater than or equal to four (4) times the sum of Phosphogypsum Stack System Closure costs in Current Dollars, NPV of Long Term Care and costs in Current Dollars for Environmental Obligations (Exhibit 1, Item 3)? (Yes/No)

Mosaic

Appendix 2, Attachment D, Form 4-B

If “Yes,” proceed to Line 12.

11.	Is Line 2 greater than or equal to 60 percent? (Yes/No)

11a.	If “Yes,” is TNW (Exhibit 1, Item 13) greater than or equal to two (2) times the sum of Phosphogypsum Stack System Closure costs in Current Dollars, NPV of Long Term Care and costs in Current Dollars for Environmental Obligations (Exhibit 1, Item 3)? (Yes/No)

12.	Is TNW (Exhibit 1, Item 13) greater than or equal to $20 million? (Yes/No)

13.	Is Tangible U.S. Assets (Exhibit 1, Item 20) greater than or equal to 90 percent of the sum of all Environmental Obligations in Current Dollars (Exhibit 1, Item 4)? (Yes/No)

Summary

14.	Did you answer “Yes” for Lines 3, 12, and 13? (Yes/No)

15.	Did you answer “Yes” for Lines 9, 10a, or 11a? (Yes/No)

16.	If CFT Criteria B, did you answer “Yes” for Line 4 and “Yes” for Line 5 or Line 6A and 6B? (Yes/No)

17.	If CFT Criteria C, did you answer “Yes” for Line 4 and “Yes” for Line 5 or Line 7A and 7B? (Yes/No)

18.	If CFT Criteria D, did you answer “Yes” for Line, 4, Line 5, and Line 8A and 8B? (Yes/No)

Mosaic

Appendix 2, Attachment D, Form 4-B

Schedule A: Corporate Financial Test and Corporate Guarantee Cost Estimate Information

For each facility, generate a separate table for the information being provided. If information required in Schedule A is not applicable, please indicate by entering N/A.

Example A.1: Corporate Financial Test

	Activity	Cost Estimate
Facility	(CL, WM-CL,	Current $	NPV $	Discount Rate
Name (EPA	LTC,			(Date)	Time
ID)	WM-LTC)
EPA1234567 89	CL	$1,000,000	N/A	N/A	2008- 2013
EPA1234567 89	WM-CL	$10,000,000	N/A	N/A	2008- 2013
EPA1234567 89	LTC	$100,000,000	$19,118,278	4.71% (May 2008)	2014- 2064

Total		$111,000,000	$19,118,278

Example A.2: Corporate Guarantee

	Activity	Cost Estimate
Facility Name	(CL, WM-CL,	Current $	NPV $	Discount Rate
(EPA ID)	LTC,			(Date)	Time
	WM-LTC)
EPA987654321	CL	$1,000,000	N/A	N/A	2008- 2013
EPA987654321	WM-CL	$10,000,000	N/A	N/A	2008- 2013
EPA987654321	LTC	$100,000,000	$19,118,278	4.71% (May 2008)	2014- 2064

Total		$111,000,000	$19,118,278

Schedule B: Other Environmental Obligations Cost Estimate Information

Example B.1

Facility Name (EPA ID,
Permit Number, or Site	Statutory Obligation	Cost Estimate
ID)		(Current $)
EPA123456789	CERCLA	$1,000,000
EPA987654321	SDWA (UIC)	$10,000,000

Mosaic

Appendix 2, Attachment D, Form 4-B

Total	$11,000,000

Schedule C: Asset Retirement Obligations Disclosure

Example C.1

Type of	Cost Estimate		Discount Rate	Time
Obligation	Current $	NPV $	(Date)
Property A	$1,000,000	$758,999	4.71% (May 2008)	2008- 2013
Property B	$10,000,000	$4,372,445	…	2008- 2013
Property C	$100,000,000	$19,118,278	…	2014- 2064

Total	$111,000,000	$24,249,722

Mosaic

Appendix 2, Attachment D, Form 4-B

Schedule D. Corporate Financial Test (“CFT”) Criteria for Appendix 2, Section III.B.
Part	CFT Criteria A	CFT Criteria B	CFT Criteria C	CFT Criteria D
1	Ratings Threshold *
1A	• ≥A • ≥A2	• A-, BBB+ BBB • A3, Baa1, Baa2	• BBB-, BB+, BB • Baa3, Ba1, Ba2	• BB- • Ba3
2	Third-Party Financial Assurance Mechanism (Trust Fund, Letter of Credit)
2A	None Required	• At least 20% of sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV.	• At least 25% of sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV.	• At least 30% of sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV.
3	Financial Metrics Threshold
3A	None Required	• TL / NW < 2.0 (rolling)	• TL / NW < 1.5 (rolling)	• TL / NW < 1.5 (rolling)
		AND	AND	AND
3B-1	None Required	1. CA / CL > 1.5 (rolling)	1. CA / CL > 1.5 (rolling)	1. CA / CL > 2.0 (rolling)
		OR	OR	AND
3B-2	None Required	2. Operating Cash Flow ≥ 1.5 times [the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, minus the current market value of Third-Party Mechanism] (rolling)**	2. Operating Cash Flow ≥ 2.0 times [the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care In NPV, minus the current market value of Third-Party Mechanism] (rolling)**	2. Operating Cash Flow ≥ 2.0 times [the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care, minus the face value of Third- Party Mechanism] (annual)**
4	Coverage Thresholds
4A-1	• TNW ≥ Six times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care, plus the sum of all other Environmental Obligations in Current Dollars.	• TNW ≥ Six times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, plus the sum of all other Environmental Obligations in Current Dollars.	• TNW ≥ Six times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term care in NPV, plus the sum of all other Environmental Obligations in Current Dollars.	• TNW ≥ Six times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term care in NPV, plus the sum of all other Environmental Obligations in Current Dollars.
	OR	OR	OR	OR
4A-2

•     TNW ≥ Four times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, plus the sum of all other Environmental Obligations in Current Dollars, plus 40% in a Third-Party Mechanism.

•     TNW ≥ Four times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, plus the sum of all other Environmental Obligations in Current Dollars, plus 40% in a Third-Party Mechanism.

•     TNW ≥ Four times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, plus the sum of all Environmental Obligations in Current Dollars, plus 40% in a Third-Party Mechanism.

•     TNW ≥ Four times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, plus the sum of all other Environmental Obligations in Current Dollars, plus 40% in a Third-Party Mechanism.

	OR	OR	OR	OR

Mosaic

Appendix 2, Attachment D, Form 4-B

Schedule D. Corporate Financial Test (“CFT”) Criteria for Appendix 2, Section III.B.
Part	CFT Criteria A	CFT Criteria B	CFT Criteria C	CFT Criteria D
4A-3

•     TNW ≥ Two times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, plus the sum of all other Environmental Obligations in Current Dollars, plus 60% in a Third- Party Mechanism.

•     TNW ≥ Two times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, plus the sum of all other Environmental Obligations in Current Dollars, plus 60% in a Third- Party Mechanism.

•     TNW ≥ Two times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, plus the sum of all other Environmental Obligations in Current Dollars, plus 60% in a Third- Party Mechanism.

•     TNW ≥ Two times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, plus the sum of all other Environmental Obligations in Current Dollars, plus 60% in a Third-Party Mechanism.

	AND	AND	AND	AND
4B	• TNW of at least $20M	• TNW of at least $20M	• TNW of at least $20M	• TNW of at least $20M
	AND	AND	AND	AND
4C	• Tangible Assets located in the United States ≥ at least 90% of the sum of all Environmental Obligations in Current Dollars.	• Tangible Assets located in the United States ≥ at least 90% of the sum of all Environmental Obligations in Current Dollars.	• Tangible Assets located in the United States ≥ at least 90% of the sum of Environmental Obligations in Current Dollars.	• Tangible Assets located in the United States ≥ at least 90% of the sum of all Environmental Obligations in Current Dollars.

* Rating may consist of at least one of the following: (1) Standard & Poor’s Long-Term Issuer Credit Rating; (2) Moody’s long-term Corporate Family Rating; or (3) equivalent rating from a nationally recognized statistical rating organization (“NRSRO”). See Appendix 2, Section III.B, Paragraph 13.

** Cannot use the Operating Cash Flow (“OCF”) financial metric to demonstrate Financial Assurance for a specific fiscal year if during that fiscal year there is a negative cash flow. See Appendix 2, Section III.B, Paragraph 15.e.(2)(c).

Mosaic

Appendix 2, Attachment D, Form 4-B

Attachment D, Form 4-C

Instructions: The letter from the Corporate Guarantor’s Chief Financial Officer, as specified in Section VIII of Appendix 2 of the Consent Decree, must be worded as follows, except that instructions in the brackets are to be replaced with the relevant information and the brackets deleted. The CFO must provide supporting documentation, when required below. If your firm has no facilities that belong in a particular paragraph, write “None” in the space indicated.

Letter from Corporate Guarantor’s Chief Financial Officer

[Address to Regional Administrator of every Region and State Agency Head of every State in which facilities for which financial responsibility is to be demonstrated through the corporate guarantee are located.]

I am the Chief Financial Officer (“CFO”) of [insert name and address of firm] (hereinafter, “the firm” or “this firm”). This letter is in support of this firm’s use of the Corporate Guarantee to demonstrate Financial Assurance for costs associated with Phosphogypsum Stack System Closure and/or Long Term Care on behalf of [insert name of Defendant].1

I. General Information

1. This firm guarantees, through and in accordance with the Guarantee specified in Section VIII of Appendix 2 of the Florida and Louisiana Consent Decrees [case names/docket information for each of the Consent Decrees] (“Consent Decrees”), the Phosphogypsum Stack System Closure and/or Long Term Care of the Operating and Closing Facilities listed below, owned or operated by the guaranteed party [insert name of Defendant]. The [initial or Updated Cost Estimate, as applicable, for each Facility] for the Phosphogypsum Stack System Closure and/or Long Term Care so guaranteed are provided for each Operating and Closing Facility listed below in Schedule A, attached to this letter. [Attach Schedule A. For informational purposes, see Schedule A, Example 1. Schedule A shall list each Facility, (including the EPA Identification Number, name, address), and designate for each Facility the initial or Updated Cost Estimate, as applicable, for Phosphogypsum Stack System Closure and/or Long Term Care for each Facility.]

2. This firm is [insert one of more of: (A) The direct or higher-tier parent corporation of the owner or operator; (B) owned by the same parent corporation as the parent corporation of the owner or operator, and receiving the following value in consideration of the Guarantee(s) (insert description of value received); or (C) engaged in the following Substantial Business Relationship with the owner or operator (insert brief characterization of relationship), and receiving the following value in consideration of Guarantees (insert value received). If using option (C), attach a written description of the business relationship or a copy of the contract establishing such relationship to this letter].

3. In addition to providing Guarantees for Phosphogypsum Stack System Closure and Long Term Care at the Operating and Closing Facilities listed on Schedule A, this firm is using or providing a financial test or guarantee to secure the Environmental Obligations of the facilities or

1 Unless otherwise defined in this letter, the capitalized items in this letter, including any attachments, have the meaning provided in the Consent Decrees, including Appendix 1 and 2.

Mosaic

Appendix 2, Attachment D, Form 4-C

sites listed in Schedule B for which Financial Assurance is required under programs that EPA directly operates and obligations under programs where EPA has delegated authority to the State or approved a State’s program. The cost estimates by obligation are provided for each facility in Schedule B, attached to this letter. [Attach Schedule B. For informational purposes, see Schedule B, Example 1.]

A.	The firm represents the total of all such Environmental Obligations in Current Dollars for the listed facilities in Schedule B of $ [insert amount], as of [insert date].

4. Are there guarantees disclosed in accordance with FASB Interpretation No. 452 for which the firm is liable, but which are not explicitly accounted for on the balance sheet of the firm’s latest completed Independently Audited financial statements? (Yes/No)

A.	[If yes:] The firm discloses the information shown below for each such guarantee, as of the firm’s latest completed fiscal year ended [insert date]:

i.	[The name of the entity for which the guarantee has been granted];
ii.	[The nature of the relationship of the entity to the firm];
iii.	[A description of the guarantee]; and
iv.	[The fair value of the guarantee. If the fair value cannot be determined and in the alternative a range of the expected values cannot be provided, so indicate by stating “cannot be determined” with a brief explanation.].

5. Are there asset retirement obligations, under FASB ASC 410, Asset Retirement and Environmental Obligations, which are not explicitly accounted for on the balance sheet of the firm’s latest completed Independently Audited financial statements? (Yes/No)

A.	[If yes:] The firm discloses for each such obligation, a description of the obligation and a current cost estimate [If the Total Florida Cost Estimate or Total Louisiana Cost Estimate, as applicable, is not available, and in the alternative a range of the expected values cannot be provided, so indicate by stating “cannot be determined” with a brief explanation] in Schedule C, attached to this letter. [Attach Schedule C. For informational purposes, see Schedule C, Example 1.]

6. Are there significant estimates and material concentrations known to management that are required to be disclosed in accordance with FASB ASC 275, Risks and Uncertainties, related to the firm’s Environmental Obligations? (Yes/No)             [Significant estimates are estimates as of the last completed fiscal year-end that could change materially during the up-coming fiscal year. If the answer to this question is “yes,” answer 6.A and 6.B.]

A.	The firm discloses the following significant estimates and material concentrations, which are reported on the firm’s latest completed Independently Audited financial

2 FASB Interpretation 45 applies, unless otherwise superseded by Accounting Standards Codification (ASC) 460, Guarantees.

Mosaic

Appendix 2, Attachment D, Form4-C

statements, as of the firm’s latest completed fiscal year ended: [insert date] . [Fill in the space provided following where the date is requested with a list identifying the section and exhibit number within the firm’s latest completed Independently Audited financial statements where the information can be found. If this statement under Item 6 is not applicable, enter N/A in the space provided following where the date is requested.]

B.	The firm discloses the following significant estimates and material concentrations, which are not reported on the firm’s latest completed Independently Audited financial statements, as of the firm’s latest completed fiscal year ended: [insert date] . [Provide the significant estimates and material concentrations. If this statement under Item 6 is not applicable, enter N/A in the space provided following where the date is requested.]

7. Did the firm file a Form 10-K with the Securities and Exchange Commission (“SEC”) for the latest fiscal year? (Yes/No)

8. Does the firm comply with the “Internal Control Evaluation and Reporting” requirements as set forth in Sarbanes-Oxley Section 404 and any accompanying regulations? (Yes/No)

A.	Did the firm’s independent auditors’ report on of the firm’s internal controls identify any material weaknesses? (Yes/No) [Attach a copy of the independent auditors’ report on the company’s internal controls, or if an exact copy of the independent report on the company’s internal controls is included in the year-end audited financial statements (e.g., 10K), so include].

9. The fiscal year of the firm ends on [month, day]. [If not already provided, attach a copy of the firm’s Independently Audited financial statements for the latest completed fiscal year. If the firm’s Liquidity Buffer, defined as the sum of the firm’s consolidated cash balances and the firm’s unused committed lines of credit, falls below one billion dollars, the firm must also submit quarterly financial statements, which may be unaudited.]

A.	The firm’s annual financial statements are Independently Audited by an independent Certified Public Accountant (“CPA”)? (Yes/No)

B.	The firm is using audited consolidated financial statements. (Yes/No) [If the response is yes, please attach to this letter either: (1) a list of the companies (with addresses) which are covered by the audited consolidated financial statements, or (2) a list identifying “the significant subsidiaries” by exhibit number within the firm’s latest completed Independently Audited financial statements where the information can be found.]

C.	The firm received qualifications in the opinion expressed by the independent CPA on the report on examination of the audited financial statements, including but not limited to an adverse opinion, a disclaimer of opinion, or a “going concern

Mosaic

Appendix 2, Attachment D, Form 4-C

qualification.” (Yes/No) [If the response is yes, attach to this letter, if not already included with documentation being submitted, a copy of the independent CPA’s qualifications in its opinion.]

* * *

10. The firm represents that the figures marked with an asterisk in the Reporting Information section are:

A.	Exactly as represented in the firm’s Independently Audited, year-end financial statements (as attached). (Yes/No)

B.	In accordance with U.S. Generally Accepted Accounting Principles (GAAP). (Yes/No)

C.	As of the latest completed fiscal year ended [insert date]. (Yes/No)

[If one or more of the responses to paragraph 10 is no with respect to particular figures marked with an asterisk, the Agreed Upon Procedures Report described below shall specify whether such figures are in accord with the firm’s Independently Audited financial statements (including attachments), as of the firm’s latest completed fiscal year, and if they cannot be identified separately from the firm’s Independently Audited Financial Statements, the firm shall provide an explanation for how the figures were calculated, unless such calculation is provided in the Agreed Upon Procedures Report. If they are not in such accord, then attach a line-by-line reconciliation of each discrepancy that crosswalks the value represented in this letter to the firm’s Independently Audited year-end financial statements or list and attach referenced materials that provide requested information. This line-by-line reconciliation shall also include, as appropriate, figures represented in Reporting Information that are derived from figures marked with an asterisk.]

11. Based on the firm’s Independently Audited, fiscal year-end financial statements, the firm represents:

A.	Total Assets located within the United States: $ [insert amount]

i. Percentage of Assets located within the United States as a proportion of the firm’s total Assets:             % [insert percentage]

B.	Total Tangible Assets Located within the United States: $ [insert amount]

i. Percentage of Tangible Assets Located within the United States as a proportion of the firm’s total Assets:             % [insert percentage]

C.	The Liquidity Buffer (the sum of the firm’s consolidated cash balances and the firm’s consolidated unused committed lines of credit): $ [insert amount]

Mosaic

Appendix 2, Attachment D, Form 4-C

[The Agreed Upon Procedures Report described below shall specify whether the figures in Paragraph 11 are in accord with the firm’s Independently Audited financial statements (including attachments), as of the firm’s latest completed fiscal year, and if they cannot be identified separately, the firm shall provide an explanation for how the figures were calculated, unless such calculation is provided in the Agreed Upon Procedures Report. If they are not in such accord, then attach a line-by-line reconciliation of each discrepancy that crosswalks the value represented in this letter to the firm’s Independently Audited year-end financial statements or list and attach referenced materials that provide requested information. This line-by-line reconciliation shall also include, as appropriate, figures represented in Reporting Information that are derived from figures marked with an asterisk.]

12. The firm represents that no more than sixty percent (60%) of the firm’s tangible assets are in the form of one or more note receivables from one or more Related Parties. (Yes/No)

[If the response to paragraph 12 is no, attach an originally signed certification by the firm’s CFO as specified in Paragraph 32.h.(2) of Appendix 2 of the Florida Consent Decree and Paragraph 31.h.(2) of the Louisiana Consent Decree, together with a list of each note receivable, the name of the Related Party and a description (along with any necessary documentation) of the Related Party’s financial strength and capability to meet its obligations to the firm. Attach a line-by-line reconciliation that crosswalks the value(s) represented in this letter to the firm’s Independently Audited year-end financial statements.]

II. Reporting Information

1. Sum of current Cost Estimates (total of all Updated Cost Estimates shown in paragraphs 1 and 3 of Section I, above) $ [            ]

2. The firm has a Long-Term Issuer Credit Rating3 with Standard and Poor’s of              [insert rating] as of              [insert date], and/or long-term Corporate Family Rating4 with Moody’s Investor Services of              [insert rating] as of              [insert date]. [Attach documentation or certified letter from Standard and Poor’s and Moody’s, as appropriate, evidencing the rating.]

*3. Total Liabilities $ [            ]

*4. Total Assets $ [            ]

*5. Intangible Assets $ [            ]

*6. Current Assets $ [            ]

3 Standard and Poor’s specifies that the Issuer Credit Ratings make a distinction between foreign currency ratings and local currency ratings. For purposes of this CFO letter, it is the Long Term Issuer Credit Rating for Local Currency that is being specified.

4 Mosaic may provide its long-term Corporate Rating with Moody’s for information purposes.

Mosaic

Appendix 2, Attachment D, Form 4-C

7. Tangible Assets [line 4 minus line 5] $ [            ]

*8. Current Liabilities $ [            ]

9. Net Working Capital [line 6 minus line 8] $ [            ]

10. Net Worth [line 4 minus line 3] $ [            ]

11. Tangible Net Worth [line 10 minus line 5] $ [            ]

*12. Net Income (Net-Earnings attributable to Mosaic) $ [            ]

*13. Depreciation, depletion, and amortization $ [            ]

14. Net income plus depreciation, depletion, and amortization (line 12 plus line 13) $ [            ]

[For the figures represented in Reporting Information above marked with an asterisk, the Agreed Upon Procedures Report described below shall specify whether these figures are in accord with the firm’s Independently Audited financial statements (including attachments), as of the firm’s latest completed fiscal year, and if they cannot be identified separately from the firm’s Independently Audited Financial Statements, the firm shall provide an explanation for how the figures were calculated, unless such calculation is provided in the Agreed Upon Procedures Report. If they are not in such accord, then attach a line-by-line reconciliation of each discrepancy that crosswalks the value represented in this letter to the firm’s Independently Audited year-end financial statements or list and attach referenced materials that provide requested information. This line-by-line reconciliation shall also include, as appropriate, figures represented in Reporting Information that are derived from figures marked with an asterisk.]

I hereby certify in my capacity as the Chief Financial Officer of the firm, based on my knowledge after reasonable due diligence, that the information included in this letter, including all attachments and exhibits, is true and accurate. I further certify in my capacity as the Chief Financial Officer of the firm, that the language of this letter is identical to the wording specified in Appendix 2, Attachment D, Form 4-C, of the Consent Decrees [insert case names/docket information of the Consent Decrees].

The following reports are attached:

1. An Agreed-Upon Procedures Report of procedures and findings from the firm’s independent Certified Public Accountant (“CPA”) resulting from an agreed-upon procedures engagement performed in accordance with the AICPA Statement on Standards for Attestation Engagements, AT Section 201 Agreed-Upon Procedures Engagements (including AICPA related attestation interpretations), as updated, that describes the procedures performed and related findings. The CPA’s report on agreed-upon procedures discloses whether or not differences and/or discrepancies were found in the comparison of financial information disclosed in this letter (including all attachments and the information in the column marked with an asterisk in Schedule

Mosaic

Appendix 2, Attachment D, Form 4-C

C) with the Independently Audited financial statements (including attachments), as of the firm’s latest completed fiscal year end [insert date]. Where differences or discrepancies exist between the financial information disclosed in this letter (including all attachments and exhibits) with the firm’s Independently Audited year-end financial statements (including attachments), the CPA’s report on agreed-upon procedures identifies and reconciles any difference or discrepancy between the values or information represented in this letter and the firm’s Independently Audited year-end financial statements. The CPA’s report on agreed-upon procedures shall also confirm that the firm’s values represented in Section I, Paragraphs 11 and 12, and in Sections II, line items 3 and 5, are calculated correctly pursuant to the requirements under Section I, Paragraphs 11 and 12, and Section II, of this letter and are in accordance with GAAP.

2. A copy of the independent CPA report on examination of the firm’s audited financial statements for the latest completed fiscal year that the firm is providing the Corporate Guarantee.

[Signature]

[Name]

[Title] Chief Financial Officer

[Date]

Mosaic

Appendix 2, Attachment D, Form 4-C

Schedule A: Corporate Guarantee Cost Estimate Information

Example A.1: Corporate Guarantee

Facility Name (EPA ID)	Cost Estimate (Current $)
EPA123456789	$1,000,000
EPA234567910	$10,000,000
EPA345678911	$100,000,000

Total	$111,000,000

Schedule B: Other Environmental Obligations Using a Financial Test or Guarantee Cost Estimate Information

Example B.1

Facility Name (EPA ID, Permit Number, or Site ID)	Statutory Obligation	Cost Estimate (Current $)
EPA123456789	CERCLA	$1,000,000
EPA123456789	SDWA (UIC)	$10,000,000

Total		$11,000,000

Schedule C: Asset Retirement Obligations Disclosure

Example C.1

Type of Obligation	Cost Estimate		Discount Rate Range	Time
	Current $	*NPV $
Property A	$1,000,000	$758,999	4.71% - 6.18%	2008-2013
Property B	$10,000,000	$4,372,445	…	2008-2013
Property C	$100,000,000	$19,118,278	…	2014-2064

Total	$111,000,000	$24,249,722

Mosaic

Appendix 2, Attachment D, Form 4-C

Attachment D, Form 5-A

CORPORATE GUARANTEE

Instructions: The Corporate Guarantee, as specified in Appendix 2 of the Consent Decree, must be worded as follows, except the instructions in the brackets are to be replaced with the relevant information, if applicable, and the brackets deleted.

Corporate Guarantee for Phosphogypsum Stack System Closure and Long Term Care

[or/and Corrective Action]

Guarantee made this [date] by [name of guaranteeing entity], a business corporation organized under the laws of the State of [insert name of State], herein referred to as Guarantor. This Guarantee is made on behalf of the [owner or operator] of [business address], which is [one of the following: “our subsidiary”; “a subsidiary of (insert name and address of common parent corporation), of which guarantor is a subsidiary”; or “an entity with which guarantor has a ‘Substantial Business Relationship,’” as defined in Section I, Appendix 2, of the Consent Decree (insert citation/docket information of Consent Decree)] to the United States Environmental Protection Agency (“EPA”) and [State].

Recitals

1. Guarantor meets or exceeds the financial test criteria and agrees to comply with the reporting requirements for Guarantors as specified in Appendix 2 of the Consent Decree [insert citation/docket information of Consent Decree] (“Consent Decree” or “Decree”), as applicable.

2. [Owner or operator] owns or operates the following Facility(ies) covered by this Guarantee: [List for each facility: EPA Identification Number, name, and address. Indicate for each whether Guarantee is for Phosphogypsum Stack System Closure, Long Term Care, or both Phosphogypsum Stack System Closure and Long Term Care (and/or Corrective Action).]

3. “Initial Stack Closure Plan” and “Permanent Stack Closure Plan” [and/or “Risk Assessment Plan,” “Interim Measures Plan” and/or “Corrective Action Plan”], as applicable, as used below refer to the plans maintained as required by the Consent Decree for the Phosphogypsum Stack System Closure and Long Term Care [and/or Corrective Action] of the Facility(ies) identified above.

4. For value received from [owner or operator], Guarantor guarantees to EPA [and State] that in the event that [owner or operator] fails to perform [insert “Phosphogypsum Stack System Closure,” “Long Term Care,” or both “Phosphogypsum Stack System Closure and Long Term Care” (and/or “Corrective Action”)] of the above Facility(ies) in accordance with the Initial Stack Closure Plan or Permanent Stack Closure Plan [or and/or Risk Assessment Plan, Interim Measures Plan and/or Corrective Action Plan], as applicable, the Guarantor shall do so or establish a trust fund as specified in Appendix 2 of the Consent Decree, as applicable, in the name of [owner or operator] in the amount of the Total [insert State name] Phosphogypsum Stack System Closure and Long Term Care [and/or Corrective Action] Cost Estimates as specified in the Consent Decree, Appendix 2.

Mosaic

Appendix 2, Attachment D, Form 5-A

5. Guarantor agrees that if, at the end of any fiscal year before termination of this Guarantee, the Guarantor fails to meet the financial test criteria, Guarantor shall send within ninety (90) Days, by certified mail, notice to EPA [and State] as provided for in Section XIV (Notices) of the Consent Decree, the [insert appropriate EPA Regional Administrator], and to [owner or operator] that the Guarantor intends to provide alternate Financial Assurance as specified in Appendix 2 of the Consent Decree, as applicable, in the name of [owner or operator]. Within 120 Days after the end of such fiscal year, the Guarantor shall establish such Financial Assurance unless [owner or operator] has done so. Guarantor also agrees that if it determines that it no longer meets the financial test criteria, it shall notify EPA [and State] as provided for in Section XIV (Notices) of the Consent Decree, the [insert appropriate EPA Regional Administrator], and [owner or operator] that it intends to provide alternate Financial Assurance as specified in Appendix 2 of the Consent Decree, as applicable, in the name of [owner or operator]. Within thirty (30) Days after the guarantor provides notice, the Guarantor shall establish such Financial Assurance unless [owner or operator] has done so.

6. The Guarantor agrees to notify the EPA [and State] as provided for in Section III, Appendix 2 of the Consent Decree (Paragraph 10 or Paragraph 15, as applicable), and the [insert appropriate EPA Regional Administrator], by certified mail, of a voluntary or involuntary proceeding under Title 11 (Bankruptcy), U.S. Code, naming guarantor as debtor, within ten (10) Days after commencement of the proceeding.

7. Guarantor agrees that within thirty (30) Days after being notified by the EPA [(or State)] of a determination that Guarantor no longer meets the financial test criteria or that it is disallowed from continuing as a Guarantor of Phosphogypsum Stack System Closure and/or Long Term Care [and/or Corrective Action], it shall establish alternate Financial Assurance as specified in Appendix 2 of the Consent Decree, as applicable, in the name of [owner or operator] unless [owner or operator] has done so.

8. Guarantor agrees to remain bound under this Guarantee notwithstanding any or all of the following: amendment or modification of the Initial Stack Closure Plan or Permanent Stack Closure Plan [and/or Risk Assessment Plan, Interim Measures Plan and/or Corrective Action Plan], as applicable, amendment or modification of the Consent Decree, the extension or reduction of the time of performance of Phosphogypsum Stack System Closure or Long Term Care [or Corrective Action], or any other modification or alteration of an obligation of the owner or operator pursuant to the Consent Decree.

9. Guarantor agrees to remain bound under this Guarantee for as long as [owner or operator] must comply with the applicable Financial Assurance requirements of the Consent Decree, including Appendix 2 of the Decree, for the above-listed Facilit(ies), except as provided in Recital 10 of this agreement.

10. [Insert the following language if the Guarantor is (a) a direct or higher-tier corporate parent, or (b) a firm whose parent corporation is also the parent corporation of the owner or operator:

Mosaic

Appendix 2, Attachment D, Form 5-A

Guarantor may terminate this Guarantee by sending notice to EPA and the State of Florida as provided for under Section XIV (Notices) of the Consent Decree, the [insert appropriate EPA Regional Administrator], and to [owner or operator], by certified mail, provided that this guarantee may not be terminated unless and until [owner or operator] obtains, and the EPA [and State] approve(s), alternate Financial Assurance for Phosphogypsum Stack System Closure and/or Long Term Care [and/or Corrective Action] in compliance with the Consent Decree, including Appendix 2.]

[Insert the following language if the Guarantor is a firm qualifying as a Guarantor due to its “substantial business relationship” with its owner or operator

Guarantor may terminate this guarantee 120 Days following the receipt of notification, through certified mail, by the EPA [and State] and by [owner or operator].]

11. Guarantor agrees that if [owner or operator] fails to provide alternate Financial Assurance as specified in the Consent Decree, Appendix 2, as applicable, and obtain written approval of such Financial Assurance from the EPA [and State] within 90 Days after a notice of cancellation by the Guarantor is received by the notificants in Recital 10, above, from Guarantor, Guarantor shall provide such alternate Financial Assurance in the name of [owner or operator].

12. Guarantor expressly waives notice of acceptance of this Guarantee by the EPA [and State] or by [owner or operator]. Guarantor also expressly waives notice of amendments or modifications of the Initial Stack Closure Plan or Permanent Stack Closure Plan [and/or Risk Assessment Plan, Interim Measures Plan and/or Corrective Action Plan], as applicable and of amendments or modifications of the Consent Decree.

I hereby certify that the wording of this Guarantee is identical to the wording required under Attachment D, Form 5-A of the Consent Decree.

Effective Date:

Name of Guarantor

Authorized signature for Guarantor

Name of person signing

Title of person signing

Signature of witness or notary:

Mosaic

Appendix 2, Attachment D, Form 5-A

Attachment D, Form 5-B

CORPORATE GUARANTEE

Instructions: The Corporate Guarantee for Phosphogypsum Stack System Closure and Long Term Care, as specified in Appendix 2 of the Consent Decree, must be worded as follows, except that instructions in brackets are to be replaced with the relevant information, if applicable, and the brackets deleted.

Corporate Guarantee for Phosphogypsum Stack System Closure and Long Term Care

Guarantee made this [date] by The Mosaic Company, a business corporation organized under the laws of the State of Delaware, herein referred to as “Guarantor.” This Guarantee is made on behalf of Mosaic Fertilizer, LLC (“Mosaic Fertilizer”) of 3033 Campus Dr., Plymouth, Minnesota 55441, which is our wholly-owned subsidiary, to the United States Environmental Protection Agency (“EPA”) and [insert appropriate State designation].

Whereas, pursuant to the Resource Conservation and Recovery Act (“RCRA”), as amended, 42 U.S.C. §§ 6901 et seq., Mosaic Fertilizer has entered into a Consent Decree with EPA and [insert appropriate State designation] (dated [insert date], Docket No. [insert case information]), to resolve the civil claims asserted by EPA, and [insert appropriate State designation] by establishing certain injunctive relief, including Financial Assurance, under the Consent Decree;1

Whereas, the Effective Date of the Consent Decree is defined in Section XVI (Effective Date) of the Consent Decree;

Whereas, the Consent Decree requires Mosaic Fertilizer to provide Financial Assurance to EPA and [insert appropriate State designation] to address Phosphogypsum Stack System Closure and Long Term Care, whenever required to do so, at the Operating and/or Closing Facilities;

Whereas, in order to provide a portion of the Financial Assurance required by the Consent Decree, Mosaic Fertilizer has agreed to provide EPA and [insert appropriate State designation] with a Guarantee, issued by the Guarantor, as set forth more fully in this Guarantee, below.

I. Recitals

Now therefore, in consideration of the promises contained herein and for the other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Guarantor agrees to the following:

1. Mosaic Fertilizer owns or operates the Operating and Closing Facilities identified in the Consent Decree covered by this Guarantee: [List for each facility: EPA Identification Number,

1 Unless otherwise defined herein, the capitalized items in this Guarantee, including the preamble and recitals, have the meaning provided in the Consent Decree, including Appendix 1 and Appendix 2.

Mosaic

Appendix 2, Attachment D, Form 5-B

name, address and Cost Estimate for each Facility].

2. For value received from Mosaic Fertilizer, Guarantor guarantees to EPA and [insert appropriate State designation] that, in the event Mosaic Fertilizer fails to perform Phosphogypsum Stack Closure and/or Long Term Care at any or all of the Operating and/or Closing Facilities in accordance with the Initial Phosphogypsum Stack System Closure Plan or Permanent Phosphogypsum Stack System Closure Plan and other terms of the Consent Decree, whenever required to do so, the Guarantor shall do so, or shall establish alternate Financial Assurance in the name of Mosaic Fertilizer in accordance within Section III.A of Appendix 2 (except for Paragraph 10.a.(1)(c)), of the Consent Decree, in an amount at least equal to the Total [insert State name] Cost Estimate less the sum of: (i) the most recent value of the [insert State name] Phosphogypsum Trust Fund established in accordance with Appendix 2 of the Consent Decree and as represented by the Trustee in its most recent valuation statement to Grantor and (ii) the aggregate value of any other Third-Party Mechanism secured to establish Financial Assurance in accordance with Appendix 2 of the Consent Decree (“[insert State name] Financial Assurance Delta”).

3. Guarantor shall comply with the reporting requirements of Paragraph 32.h. of Appendix 2 of the Consent Decree, including an annual Representation and Certification from the Chief Financial Officer of Guarantor stating that Guarantor has the financial resources for the next fiscal year to fund the lesser of: (i) $415 million or (ii) the Financial Assurance Delta.

4. In the event that Guarantor determines, at any time for the duration of the Guarantee, for any reason, that: (i) the Guarantor is unable to meet the terms of the Guarantee, including Recital 2; (ii) the Guarantor is unable to provide the Representation and Certification required under Recital 3 of this Guarantee; (iii) the Guarantor becomes aware of any changes in the Total Cost Estimate or the Guarantor’s financial conditions that would invalidate or otherwise be inconsistent with the Representation and Certification; or (iv) the Guarantor becomes aware of any changes in the Total Cost Estimate that would invalidate or otherwise be inconsistent with the Representation and Certification, then Guarantor shall, within five (5) Days of such a determination, provide notice of such determination by certified mail to Mosaic Fertilizer, EPA and [insert appropriate State designation]. Such notice shall be admissible in evidence in any litigation and create a presumption that the Guarantor cannot provide the required Representation and Certification, and that the Guarantor cannot perform Phosphogypsum Stack System Closure and/or Long Term Care at the Operating and Closing Facilities or establish alternate Financial Assurance in accordance with Appendix 2 in an amount that is at least equal to the Financial Assurance Delta. The Guarantor may rebut this presumption only by clear and convincing evidence.

5. Any notice provided by Guarantor of Guarantor’s inability to comply with the requirements of this Guarantee, shall include a statement of the value of the guaranteed obligations based on current Updated Cost Estimates, and the amount of financial resources that the Guarantor expects to have available for the next fiscal year either to perform Phosphogypsum Stack System Closure and/or Long Term Care activities at the Operating and Closing Facilities or to provide alternate Financial Assurance.

Mosaic

Appendix 2, Attachment D, Form 5-B

6. Guarantor agrees that, within thirty (30) Days after providing the notice required by Recitals 4 and 5, or after being notified by Mosaic Fertilizer, EPA, or [insert appropriate State designation] of a determination that the Guarantor no longer is able to meet its obligations under Recital 2 of this Guarantee or is disallowed from continuing as a Guarantor as specified in Paragraph 32.k. of Appendix 2 because the independent Certified Public Accountant has issued in the report on examination of the Guarantor’s audited financial statements an adverse opinion or a disclaimer of opinion, or has failed to provide a Representation and Certification as required pursuant to Recital 3 or provided an invalid Representation and Certification, and if Mosaic Fertilizer during that time has not provided alternate Financial Assurance for the [insert State name] Financial Assurance Delta (including written approval by EPA and [insert appropriate State designation]), then Guarantor shall provide alternate Financial Assurance in accordance with Section III.A of Appendix 2 (except for Paragraph 10.a(1)(c)), in the name of Mosaic Fertilizer, in an amount at least equal to the [insert State name] Financial Assurance Delta. In the event that Mosaic Fertilizer invokes dispute resolution, subject to the terms set forth in Appendix 2, of a determination by EPA or [insert appropriate State designation], Guarantor agrees that it shall be bound by the final outcome of the dispute resolution.

7. In the event that Guarantor provides notice under Recital 4, Guarantor shall make financial resources available to Mosaic Fertilizer to meet its obligation under Paragraphs 32.j. and 32.l. of Appendix 2 of the Consent Decree to establish alternate Financial Assurance in accordance with Section III.A of Appendix 2 (except for Paragraph 10.a.(1)(c)), or to return Mosaic Fertilizer to compliance if EPA approves a compliance plan and schedule pursuant to Section VII (Temporary Non-Compliance) of Appendix 2 of the Consent Decree. Acceptance by EPA and [insert appropriate State designation] of any compliance plan and schedule shall not relieve The Mosaic Company of its obligations under this Corporate Guarantee.

8. In the event that EPA approves a compliance plan and schedule pursuant to Section VII (Temporary Non-Compliance) of Appendix 2 to return Mosaic Fertilizer to compliance with its Financial Assurance obligations under the Consent Decree, and such plan requires the Guarantor to undertake certain activities or provide financial resources, in addition to that specified in Recital 7 above, then Guarantor shall carry out those activities in a timely manner in accordance with the approved compliance plan and schedule.

9. The Guarantor shall notify Mosaic Fertilizer, EPA, and [insert appropriate State designation] by e-mail as well as by certified mail, of a voluntary or involuntary proceeding under Title 11 (Bankruptcy), U.S. Code, naming Guarantor as debtor, within twenty-four (24) hours after commencement of the proceeding.

10. Guarantor shall remain bound under this Guarantee notwithstanding any or all of the following: amendment or modification of the Phosphogypsum Stack System Closure Plan or Permanent Phosphogypsum Stack System Closure Plan, as applicable, amendment or modification of the Consent Decree, the extension or reduction of the time of performance of Phosphogypsum Stack System Closure or Long Term Care, or any other modification or alteration of an obligation of Mosaic Fertilizer pursuant to the Consent Decree.

11. Guarantor shall remain bound under this Guarantee for as long as Mosaic Fertilizer must comply with the applicable Financial Assurance requirements of the Consent Decree (including

Mosaic

Appendix 2, Attachment D, Form 5-B

appendices and attachments of the Consent Decree) for the Operating and Closing Facilities, except as provided in Recital 12 of this Guarantee.

12. Guarantor may terminate this Guarantee by sending notice of cancellation by certified mail to Mosaic Fertilizer, EPA, and [insert appropriate State designation], provided that Mosaic Fertilizer or the Guarantor obtains, and EPA and [insert appropriate State designation] approves, alternate Financial Assurance in accordance with Section III.A of Appendix 2 (except for Paragraph 10.a.(1)(c)), of the Consent Decree, in an amount at least equal to the [insert State name] Financial Assurance Delta. In the event that Mosaic Fertilizer fails to provide alternate Financial Assurance or obtain EPA’s and [insert appropriate State designation] written approval of the alternate Financial Assurance, Guarantor agrees and shall provide alternate Financial Assurance in the name of Mosaic Fertilizer. This Guarantee shall not terminate unless and until EPA and [insert appropriate State designation] has approved the alternate Financial Assurance in writing and such approved alternate Financial Assurance is in place.

13. Guarantor expressly waives notice of acceptance of this Guarantee by EPA, [insert appropriate State designation], or by Mosaic Fertilizer. Guarantor also expressly waives notice of amendments or modifications of the Phosphogypsum Stack System Closure Plan and/or Permanent Phosphogypsum Stack System Closure Plan and of amendments or modifications of the Consent Decree.

14. Guarantor shall, when required to provide information regarding obligations under federal and state law that are assured through the use of a financial test or a guarantee, include the obligations under this Guarantee.

II. Representations and Affirmations

Guarantor hereby acknowledges, represents and affirms on this date of the Guarantee the following:

15. Guarantor is duly organized and validly existing under the laws of the jurisdiction of its incorporation and is qualified to do business in such jurisdiction and in each jurisdiction in which the Guarantor conducts its business.

16. Guarantor has full power and authority to enter into and execute this Guarantee. This Guarantee has been duly authorized, executed, and delivered by Guarantor.

17. This Guarantee constitutes a legal, valid, and binding obligation of Guarantor, enforceable in accordance with its terms.

18. This Guarantee may be modified by the Parties only with the approval, in the sole discretion and written consent of EPA and [insert appropriate State designation], and otherwise in accordance with the terms of the Consent Decree.

19. The Guarantor is prohibited from assigning, transferring, delegating, or conveying the obligations or the terms of this Guarantee to its successor, another person or entity, or a corporate affiliate, unless after notice to EPA and [insert appropriate State designation], EPA and [insert appropriate State designation], in their sole unreviewable discretion, approve the change in

Mosaic

Appendix 2, Attachment D, Form 5-B

Guarantor.

20. The submittals and notifications required by this Guarantee shall be done in accordance with Section XV (Notices) of the Consent Decree.

21. The Guarantor has been provided with a copy of the Consent Decree and all Appendices and has read and is familiar with the provisions of the Consent Decrees and Appendices.

22. This Guarantee and the rights and obligations of EPA and [insert appropriate State designation] and Guarantor shall be governed by and construed in accordance with the laws of the State of [insert State designation] and applicable U.S. federal law.

23. This Guarantee shall be in effect as of the Effective Date of the Consent Decree.

I hereby certify that the wording of this Guarantee is identical to the wording required under Attachment D, Form 5-B, of Appendix 2, of the Consent Decree.

Effective date:

Name of Guarantor

Authorized signature for Guarantor

Name of person signing

Title of person signing

Signature of witness or notary:

Mosaic

Appendix 2, Attachment D, Form 5-B

Attachment D, Form 6-A

Letter from Corporate Guarantor’s Chief Financial Officer

Instructions: The letter from the Corporate Guarantor’s Chief Financial Officer, as specified in Appendix 2, Section V of the Consent Decrees, must be worded as follows, except that instructions in the brackets are to be replaced with the relevant information and the brackets deleted. The CFO must provide supporting documentation, when required below. If your firm has no facilities that belong in a particular paragraph, write “None” in the space indicated.

[Address to Regional Administrator of every Region and State Agency Head of every State in which facilities for which financial responsibility is to be demonstrated through the corporate guarantee are located].

I am the Chief Financial Officer of [insert name and address of firm] (hereinafter, “the firm” or “this firm”). This letter is in support of the use of the Corporate Guarantee to demonstrate Financial Assurance for liability coverage on behalf of [insert name of Defendant] as specified in Appendix 2, Section V of the Consent Decrees [case names/docket information for the Consent Decrees] (“Consent Decrees”).1

I. General Information

1. The firm identified above guarantees, through and in accordance with the Guarantee specified in Section V of Appendix 2 of the Consent Decrees, liability coverage for both sudden and nonsudden accidental occurrences at the following Operating and Closing Facilities owned or operated by the guaranteed party, [insert name of Defendant], listed below in Schedule A, attached to this letter. [Attach Schedule A. For informational purposes, see Schedule A, Example 1. Schedule A shall list each Facility, (including the EPA Identification Number, name, address), and designate for each Facility the liability coverage.]

2. The firm identified above is the direct or higher-tier parent corporation of the owner or operator.

3. In addition to providing Guarantees for liability coverage at the Operating and Closing Facilities listed in Schedule A, this firm is using or providing a financial test or guarantee to secure the Environmental Obligations of the facilities or sites listed in Schedule B for which Financial Assurance is required under programs that EPA directly operates and obligations under programs where EPA has delegated authority to the State or approved a State’s program. The cost estimates by obligation are provided for each facility in Schedule B, attached to this letter. [Attach Schedule B. For informational purposes, see Schedule B, Example 1.]

A.        The firm represents the total of all such Environmental Obligations in Current Dollars for the listed facilities in Schedule B of $                 [insert amount], as of                  [insert date].

4. This firm [insert “is required” or “is not required”] to file a Form 10K with the Securities

1 Unless otherwise defined in this letter, the capitalized items in this letter, including any attachments, have the meaning provided in the Consent Decrees, including Appendix 1 and 2.

Mosaic

Appendix 2, Attachment D, Form 6-A

and Exchange Commission (SEC) for the latest fiscal year.

5. The fiscal year of this firm ends on [month, day]. [If not already provided, attach a copy of the firm’s Independently Audited financial statements for the latest completed fiscal year.]

A.	The firm’s annual financial statements are Independently Audited by an independent Certified Public Accountant (“CPA”)? (Yes/No)

B.	The firm is using audited consolidated financial statements.
(Yes/No) [If the response is yes, please attach to this letter either: (1) a list of the companies (with addresses) which are covered by the audited consolidated financial statements, or (2) a list identifying “the significant subsidiaries” by exhibit number within the firm’s latest completed Independently Audited financial statements where the information can be found.]

C.	The firm received qualifications in the opinion expressed by the independent CPA on the report on examination of the audited financial statements, including but not limited to an adverse opinion, a disclaimer of opinion or a “going concern qualification.” (Yes/No) [If the response is yes, attach to this letter, if not already included with documentation being submitted, a copy of the independent CPA’s qualifications in its opinion.]

*  *  *

6. The firm represents that the figures marked with an asterisk in the Reporting Information Section are:

A.	Exactly as represented in the firm’s Independently Audited, year-end financial statements (as attached). (Yes/No)

B.	In accordance with U.S. Generally Accepted Accounting Principles (GAAP). (Yes/No)

C.	As of the latest completed fiscal year ended [insert date]. (Yes/No)

[If one or more of the responses to paragraph 6 is no, with respect to particular figures marked with an asterisk, the Agreed Upon Procedures Report described below shall specify whether such figures are in accord with the firm’s Independently Audited financial statements (including attachments), as of the firm’s latest completed fiscal year, and if they cannot be identified separately, the firm shall provide an explanation for how the figures were calculated, unless such calculation is provided in the Agreed Upon Procedures Report. If they are not in such accord, then attach a line-by-line reconciliation of each discrepancy that crosswalks the value represented in this letter to the firm’s Independently Audited year-end financial statements or list and attach referenced materials that provide requested information. This line-by-line reconciliation shall also include, as appropriate, figures represented in Reporting Information that are derived from figures marked with an asterisk.]

Mosaic

Appendix 2, Attachment D, Form 6-A

II. Reporting Information for Liability Coverage for Sudden and Nonsudden Accidental Occurrences

[Fill in Alternative I if the criteria of paragraph (f)(1)(i) of 264.147 or 265.147, as adopted by reference in Section 62-730.180, F.A.C. or the first criteria of LAC 33:V.3715.1, are used. Fill in Alternative II if the criteria of paragraph (f)(1)(ii) of 264.147 or 265.147, as adopted by reference in Section 62-730.180, or the first criteria of LAC 33:V.3715.1 are used, except as modified in Paragraph 25(c) of Appendix 2 of the Consent Decree.]

ALTERNATIVE I

1. Amount of annual aggregate liability coverage to be demonstrated: $ [        ]

*2. Current Assets: $ [        ]

*3. Current Liabilities: $ [        ]

4. Net working capital (line 2 minus line 3): $ [        ]

*5. Total Liabilities: $ [        ]

*6. Total Assets: $ [        ]

*7. Intangible Assets: $ [        ]

8. Net Worth (line 6 minus line 5) : $ [        ]

9. Tangible Net Worth (line 8 minus line 7): $ [        ]

*10. Total Assets located within the United States: $ [        ]

11. Is line 9 at least $10 million? (Yes/No)

12. Is line 4 at least six times line 1? (Yes/No)

13. Is line 9 at least six times line 1? (Yes/No)

14. Are at least 90 percent of the firm’s Assets located within the United States? (Yes/No)              If not, complete line 15.

15. Is line 10 at least six times line 1? (Yes/No)

ALTERNATIVE II

1. Amount of annual aggregate liability coverage to be demonstrated: $ [        ]

Mosaic

Appendix 2, Attachment D, Form 6-A

2. The firm has a Long-Term Issuer Credit Rating2 with Standard and Poor’s of                  [insert rating] as of                  [insert date], and/or long-term Corporate Family Rating3 with Moody’s Investor Services of                  [insert rating] as of                  [insert date]. [Attach documentation or certified letter from Standard and Poor’s and Moody’s, as appropriate, evidencing the rating.]

*3. Total Liabilities: $ [        ]

*4. Total Assets: $ [        ]

*5. Intangible Assets: $ [        ]

6. Net Worth (line 4 minus line 3): $ [        ]

7. Tangible Net Worth (line 6 minus line 5): $ [        ]

*8. Total Assets located within the United States: $ [        ]

9. Is line 7 at least $ 10 million? (Yes/No)

10. Is line 7 at least six times line 1? (Yes/No)

11. Are at least 90 percent of the firm’s Assets located within the United States? (Yes/No)                  If not, complete line 12.

12. Is line 8 at least six times line 1? (Yes/No)

[For the figures represented in Reporting Information above marked with an asterisk, the Agreed Upon Procedures Report described below shall specify whether these figures are in accord with the firm’s Independently Audited financial statements (including attachments), as of the firm’s latest completed fiscal year, and if they cannot be identified separately from the firm’s Independently Audited Financial Statements, the firm shall provide an explanation for how the figures were calculated, unless such calculation is provided in the Agreed Upon Procedures Report. If they are not in such accord, then attach a line-by-line reconciliation of each discrepancy that crosswalks the value represented in this letter to the firm’s Independently Audited year-end financial statements or list and attach referenced materials that provide requested information. This line-by-line reconciliation shall also include, as appropriate, figures represented in Reporting Information that are derived from figures marked with an asterisk. As the figures represented in line items Alternative I, 9, 10, and, 14 and Alternative II, 7, 8, and 11 above, are embedded within the firm’s Independently Audited financial statements and cannot be identified separately from those statements, the Agreed Upon Procedures report

2 Standard & Poor’s specifies that the Issuer Credit Ratings make a distinction between foreign currency ratings and local currency ratings. For purposes of this CFO letter, it is the Long Term Issuer Credit Rating for Local Currency that is being specified.

3 Mosaic may provide its long-term Corporate Rating with Moody’s for information purposes.

Mosaic

Appendix 2, Attachment D, Form 6-A

referenced below shall provide an explanation for how the figures were calculated as well as the calculations.]

I hereby certify in my capacity as the Chief Financial Officer of the firm, based on my knowledge after reasonable due diligence, that the information included in this letter, including all attachments and exhibits, is true and accurate. I further certify in my capacity as the Chief Financial Officer of the firm that the language of this letter is identical to the wording specified in Appendix 2, Attachment D, Form 6-A of the Consent Decrees.

The following reports are attached:

1. An Agreed-Upon Procedures of procedures and findings from the firm’s independent Certified Public Accountant (“CPA”) resulting from an agreed-upon procedures engagement performed in accordance with the AICPA Statement on Standards for Attestation Engagements, AT Section 201 - Agreed Upon Procedures Engagements (including AICPA related attestation interpretations), as updated, that describes the procedures performed and related findings. The CPA’s report on agreed-upon procedures discloses whether or not differences or discrepancies were found in the comparison of financial information included in this letter with the Independently Audited financial statements (including attachments), as of the firm’s latest completed fiscal year end [insert date]. Where differences or discrepancies exist between the financial information disclosed in this letter with the firm’s Independently Audited year-end financial statements (including attachments), the CPA’s report on agreed-upon procedures identifies and reconciles any difference or discrepancy between the values or information represented in this letter and the firm’s Independently Audited year-end financial statements. The CPA’s report on agreed-upon procedures shall also confirm that the firm’s values represented in line items Alternative I, 9, 10, and 14, and Alternative II, 7, 8,and 11, are calculated correctly pursuant to the requirements under Section II of this letter and are in accordance with GAAP.

2. A copy of the independent CPA report on examination of the firm’s audited financial statements for the latest completed fiscal year that the firm is providing the corporate Guarantee.

[Signature]

[Name]

[Title] Chief Financial Officer

[Date]

Mosaic

Appendix 2, Attachment D, Form 6-A

Schedule A: Corporate Guarantee Liability Coverage Information

Example A.1: Corporate Guarantee

Facility Name (EPA ID)	Activity (Sudden/Non-Sudden Occurrences)	Liability Coverage $
EPA123456789	Sudden	$1,000,000 per occurrence/$2,000,000 annual aggregate
EPA123456789	Non-Sudden Occurrences	$3,000,000 per occurrence/$6,000,000 annual aggregate
Total		$4,000,000 per occurrence/$8,000,000 annual aggregate

Schedule B: Other Environmental Obligations Using a Financial Test or Guarantee Cost Estimate Information

Example B.1

Facility Name (EPA ID, Permit Number, or Site ID)	Statutory Obligation	Cost Estimate (Current $)
EPA123456789	CERCLA	$1,000,000
EPA123456789	SDWA (UIC)	$10,000,000

Total		$11,000,000

Mosaic

Appendix 2, Attachment D, Form 6-A

Attachment D, Form 6-B

CORPORATE GUARANTEE FOR LIABILITY COVERAGE

Instructions: The Corporate Guarantee for liability coverage, as specified in Appendix 2 of the Consent Decree, must be worded as follows, except that instructions in brackets are to be replaced with the relevant information, if applicable, and the brackets deleted.

Guarantee made this [date] by The Mosaic Company, a business corporation organized under the laws of the State of Delaware, herein referred to as “Guarantor.” This Guarantee is made on behalf of Mosaic Fertilizer, LLC (“Mosaic Fertilizer” or “Principal”) of 3033 Campus Dr., Plymouth, Minnesota 55441, which is our wholly-owned subsidiary, to any and all third parties who have sustained or may sustain bodily injury or property damage caused by sudden and/or nonsudden accidental occurrences arising from Phosphogypsum Stack System Closure and/or Long-Term Care of the Operating and Closing Facilities covered by this Guarantee.

Whereas, pursuant to the Resource Conservation and Recovery Act (“RCRA”), as amended, 42 U.S.C. §§ 6901 et seq., Mosaic Fertilizer has entered into a Consent Decree with EPA and [insert appropriate State designation] (dated [insert date], Docket No. [insert case information]) (“Consent Decree”) to resolve the civil claims asserted by EPA, and [insert appropriate State designation] by establishing certain injunctive relief, including Financial Assurance, under the Consent Decree.1

I. Recitals

1. Guarantor meets or exceeds the financial test criteria and agrees to comply with the reporting requirements for Guarantors as specified in LAC 33:V.3715.G, except as modified in Paragraph 24 and 25 of Appendix 2 of the Consent Decree.

2. Mosaic Fertilizer owns or operates the following Operating and Closing Facilities covered by this Guarantee: [List for each facility: EPA identification number, name, and address.] This Corporate Guarantee satisfies RCRA third-party liability requirements for both sudden and non-sudden accidental occurrences in the above-named Operating and Closing Facilities for coverage in the amount of $4 million for each occurrence and $8 million annual aggregate.2

3. For value received from Mosaic Fertilizer, Guarantor guarantees to any and all third parties who have sustained or may sustain bodily injury or property damage caused by sudden and/or nonsudden accidental occurrences arising from Phosphogypsum Stack System Closure and/or Long Term Care of the Operating and Closing Facilities covered by this Guarantee that in the event that Mosaic Fertilizer fails to satisfy a judgment or award based on a determination of liability for bodily injury or property damage to third parties caused by sudden and/or nonsudden accidental occurrences, arising from Phosphogypsum Stack System Closure and/or Long Term Care of the above-named Operating and Closing Facilities, or fails to pay an amount agreed to in

1 Unless otherwise defined herein, the capitalized items in this Guarantee, including the preamble and recitals, have the meaning provided in the Consent Decrees, including Appendix 1 and 2.

2 If Guarantor is guaranteeing RCRA third-party liability coverage for Facilities owned or operated by Mosaic Fertilizer in another State, the $8 million annual aggregate covers all such Facilities guaranteed, unless such other State has different liability coverage requirements.

Mosaic

Appendix 2, Attachment D, Form 6-B

settlement of a claim arising from or alleged to arise from such injury or damage, the Guarantor will satisfy such judgment(s), award(s), or settlement agreement(s) up to the limits of coverage identified above.

4. Exclusions. This Guarantee does not apply to:

i. Bodily injury or property damage for which Mosaic Fertilizer is obligated to pay damages by reason of the assumption of liability in a contract or agreement. This exclusion does not apply to liability for damages that Mosaic Fertilizer would be obligated to pay in the absence of the contract or agreement.

ii. Any obligation of Mosaic Fertilizer under a workers’ compensation, disability benefits, or unemployment compensation law or any similar law.

iii. Bodily injury to:

(a) an employee of Mosaic Fertilizer arising from, and in the course of, employment by Mosaic Fertilizer; or

(b) the spouse, child, parent, brother, or sister of that employee as a consequence of, or arising from, and in the course of, employment by Mosaic Fertilizer.

This exclusion applies:

(i) whether Mosaic Fertilizer may be liable as an employer or in any other capacity; and

(ii) to any obligation to share damages with or repay another person who must pay damages because of the injury to persons identified in Subclauses (a) and (b).

iv. Bodily injury or property damage arising out of the ownership, maintenance, use, or entrustment to others of any aircraft, motor vehicle, or watercraft.

v. Property damage to:

(a) any property owned, rented, or occupied by Mosaic Fertilizer;

(b) premises that are sold, given away, or abandoned by Mosaic Fertilizer if the property damage arises out of any part of those premises;

(c) property loaned to Mosaic Fertilizer;

(d) personal property in the care, custody, or control of Mosaic Fertilizer;

(e) that particular part of real property on which Mosaic Fertilizer or any contractors or subcontractors working directly or indirectly on behalf of Mosaic Fertilizer are

Mosaic

Appendix 2, Attachment D, Form 6-B

performing Phosphogypsum Stack System Closure and/or Long Term Care, if the property damage arises out of these activities.

5. Guarantor agrees that if, at the end of any fiscal year before termination of this Guarantee, the Guarantor fails to meet the financial test criteria, Guarantor shall send within ninety (90) Days, by certified mail, notice to EPA, LDEQ, and to Mosaic Fertilizer that it intends to provide alternate liability coverage as specified in Appendix 2, Section V of the Consent Decree, as applicable, in the name of Mosaic Fertilizer. Within 120 Days after the end of such fiscal year, the Guarantor shall establish such liability coverage unless Mosaic Fertilizer has done so.

6. The Guarantor agrees to notify Mosaic Fertilizer, EPA, and LDEQ by e-mail as well as by certified mail of a voluntary or involuntary proceeding under Title 11 (Bankruptcy), U.S. Code, naming Guarantor as debtor, within twenty-four (24) hours after commencement of the proceeding.

7. Guarantor agrees that within thirty (30) Days after being notified by EPA or LDEQ of a determination that Guarantor no longer meets the financial test criteria or that it is disallowed from continuing as a Guarantor, it shall establish alternate liability coverage as specified in Appendix 2, Section V of the Consent Decree in the name of Mosaic Fertilizer, unless Mosaic Fertilizer has done so.

8. Guarantor agrees to remain bound under this Guarantee for so long as Mosaic Fertilizer must comply with the applicable requirements of the Consent Decree for the above-listed Operating and Closing Facilities, except as provided in Recital 9 of this agreement.

9. Guarantor may terminate this Guarantee by sending notice by certified mail to EPA, LDEQ, and to Mosaic Fertilizer, provided that this Guarantee may not be terminated unless and until Mosaic Fertilizer obtains, and EPA and LDEQ approves, alternate liability coverage complying with Appendix 2, Section V of the Consent Decree.

10.	Guarantor hereby expressly waives notice of acceptance of this Guarantee by any party.

11. Guarantor agrees that this Guarantee is in addition to and does not affect any other responsibility or liability of the Guarantor with respect to the covered Operating and Closing Facilities.

12.	The Guarantor shall satisfy a third-party liability claim only on receipt of one of the following documents.

i. Certification from the Principal and the third-party claimant(s) that the liability claim should be paid. The certification must be worded as follows, except that instructions in brackets are to be replaced with the relevant information and the brackets deleted.

CERTIFICATION OF VALID CLAIM

The undersigned, as parties [insert Principal] and [insert name and address of third-party

Mosaic

Appendix 2, Attachment D, Form 6-B

claimant(s)], hereby certify that the claim of bodily injury and/or property damage caused by a sudden or non-sudden accidental occurrence arising from the Phosphogypsum Stack System Closure and/or Long Term Care of the [Principal’s] Operating and Closing Facilities should be paid in the amount of $ [insert amount].

[Signatures]

Principal

[Notary] [Date]

[Signatures]

Claimant(s)

[Notary] [Date]

ii. A valid final court order establishing a judgement against the Principal for bodily injury or property damage caused by sudden or non-sudden accidental occurrences arising from the Phosphogypsum Stack System Closure and/or Long Term Care of the Principal’s Operating and Closing Facilities.

13. In the event of combination of this Guarantee with another mechanism to meet liability requirements, this Guarantee will be considered [insert “primary” or “excess”] coverage.

II. Representations and Affirmations

Guarantor hereby acknowledges, represents and affirms on this date of the Guarantee the following:

14. Guarantor is duly organized and validly existing under the laws of the jurisdiction of its incorporation and is qualified to do business in such jurisdiction and in each jurisdiction in which the Guarantor conducts its business.

15. Guarantor has full power and authority to enter into and execute this Guarantee. This Guarantee has been duly authorized, executed and delivered by Guarantor.

16. This Guarantee constitutes a legal, valid, and binding obligation of Guarantor, enforceable in accordance with its terms.

17. This Guarantee may be modified by the Parties only with the approval, in the sole discretion and written consent of the EPA and LDEQ, and otherwise in accordance with the terms of the Consent Decree.

18. The Guarantor is prohibited from assigning, transferring, delegating, or conveying the obligations or the terms of this Guarantee to its successor, another person or entity, or a corporate

Mosaic

Appendix 2, Attachment D, Form 6-B

affiliate, unless after notice to EPA and LDEQ, EPA and LDEQ, in their sole unreviewable discretion, approve the change in Guarantor.

19. The submittals and notifications required by this Guarantee shall be done in accordance with Section XV (Notices) of the Consent Decree.

20. The Guarantor has been provided with a copy of the Consent Decree and all Appendices and has read and is familiar with the provisions of the Consent Decrees and Appendices.

21. This Guarantee and the rights and obligations of EPA and LDEQ and Guarantor shall be governed by and construed in accordance with the laws of the State of Louisiana and applicable U.S. federal law.

I hereby certify that the wording of this Guarantee is identical to the wording required under Attachment D, Form 6-B of Appendix 2 of the Consent Decree.

Effective Date:

Name of Guarantor

Authorized signature for Guarantor

Name of person signing

Title of person signing

Signature of witness or notary:

Mosaic

Appendix 2, Attachment D, Form 6-B

Attachment E

Corporate Financial Test (“CFT”) Criteria for Appendix 2, Section III.B
Part	CFT Criteria A	CFT Criteria B	CFT Criteria C	CFT Criteria D
1	Ratings Threshold *
1A	• ≥A • ≥A2	• A-, BBB+ BBB • A3, Baa1, Baa2	• BBB-, BB+, BB • Baa3, Ba1, Ba2	• BB- • Ba3
2	Third-Party Financial Assurance Mechanism (Trust Fund, Letter of Credit)
2A	None Required	• At least 20% of sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV.	• At least 25% of sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV.	• At least 30% of sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV.
3	Financial Metrics Threshold
3A	None Required	• TL / NW < 2.0 (rolling)	• TL / NW < 1.5 (rolling)	• TL / NW < 1.5 (rolling)
		AND	AND	AND
3B-1	None Required	1. CA / CL > 1.5 (rolling)	1. CA / CL > 1.5 (rolling)	1. CA / CL > 2.0 (rolling)
		OR	OR	AND
3B-2	None Required	2. Operating Cash Flow ≥ 1.5 times [the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, minus the current market value of Third-Party Mechanism] (rolling)**	2. Operating Cash Flow ≥ 2.0 times [the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care In NPV, minus the current market value of Third-Party Mechanism] (rolling)**	2. Operating Cash Flow ≥ 2.0 times [the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care, minus the face value of Third- Party Mechanism] (annual)**
4	Coverage Thresholds
4A-1	• TNW ≥ Six times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care, plus the sum of all other Environmental Obligations in Current Dollars.	• TNW ≥ Six times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, plus the sum of all other Environmental Obligations in Current Dollars.	• TNW ≥ Six times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term care in NPV, plus the sum of all other Environmental Obligations in Current Dollars.	• TNW ≥ Six times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term care in NPV, plus the sum of all other Environmental Obligations in Current Dollars.
	OR	OR	OR	OR
4A-2

•     TNW ≥ Four times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, plus the sum of all other Environmental Obligations in Current Dollars, plus 40% in a Third-Party Mechanism.

•     TNW ≥ Four times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, plus the sum of all other Environmental Obligations in Current Dollars, plus 40% in a Third-Party Mechanism.

•     TNW ≥ Four times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, plus the sum of all Environmental Obligations in Current Dollars, plus 40% in a Third-Party Mechanism.

•     TNW ≥ Four times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, plus the sum of all other Environmental Obligations in Current Dollars, plus 40% in a Third-Party Mechanism.

	OR	OR	OR	OR

Mosaic

Appendix 2, Attachment E

4A-3

•     TNW ≥ Two times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, plus the sum of all other Environmental Obligations in Current Dollars, plus 60% in a Third-Party Mechanism.

•     TNW ≥ Two times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, plus the sum of all other Environmental Obligations in Current Dollars, plus 60% in a Third-Party Mechanism.

•     TNW ≥ Two times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, plus the sum of all other Environmental Obligations in Current Dollars, plus 60% in a Third-Party Mechanism.

•     TNW ≥ Two times the sum of total costs for Phosphogypsum Stack System Closure in Current Dollars and Long Term Care in NPV, plus the sum of all other Environmental Obligations in Current Dollars, plus 60% in a Third-Party Mechanism.

	AND	AND	AND	AND
4B	• TNW of at least $20M	• TNW of at least $20M	• TNW of at least $20M	• TNW of at least $20M
	AND	AND	AND	AND
4C	• Tangible Assets located in the United States ≥ at least 90% of the sum of all Environmental Obligations in Current Dollars.	• Tangible Assets located in the United States ≥ at least 90% of the sum of all Environmental Obligations in Current Dollars.	• Tangible Assets located in the United States ≥ at least 90% of the sum of Environmental Obligations in Current Dollars.	• Tangible Assets located in the United States ≥ at least 90% of the sum of all Environmental Obligations in Current Dollars.

* Rating shall consist of at least one of the following: (1) Standard & Poor’s Long-Term Issuer Credit Rating; (2) Moody’s long-term Corporate Family Rating; or (3) equivalent rating from a nationally recognized statistical rating organization (“NRSRO”). See Appendix 2, Section III.B, Paragraph 13.

** Cannot use the Operating Cash Flow (“OCF”) financial metric to demonstrate Financial Assurance for a specific fiscal year if during that fiscal year there is a negative cash flow. See Appendix 2, Section III.B, Paragraph 15.e.(2)(b).

Mosaic

Appendix 2, Attachment E

Attachment F

Attachment F

The information contained in these Figures facilitates the execution of the requirements found in Paragraph 29.b., Appendix 2, of the Consent Decree. Nothing in these Figures shall be construed to: (1) limit, alter, or supersede the permitting and approval authorities of the State; or (2) commit Mosaic to construct the Planned Expansion or liner depicted herein.

Figure 1: Configuration of the currently permitted Phosphogypsum Stack System.

Figure 2: Configuration of the Phosphogypsum Stack System with the proposed lateral expansion (“Planned Expansion”).

Figure 3: Cross-section of the Phosphogypsum Stack System with the proposed lateral expansion.

Information contained within this Attachment has been redacted as it is considered Confidential Business Information. An un-redacted version of this Attachment is filed under Seal with the Court.

Mosaic,

Appendix 2, Attachment F (Redacted)

Figure 1

N
0
1,000
2,000
SCALE FEET
FLIGHT DATE: Nov. 2011
UNCLE SAM

Figure 3

T:\Corporate\05\09-13-0092X\UNCLE SAM FACILITY_CURRENT SHEET SET\7 NORTH-SOUTH CROSS SECTION [redacted] [**] dwg 5/25/2015 9:14:35 AM, richard.clemons

ELEVATION (FEET, MSL)
400
350
300
250
200
150
100
50
0
-50
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
DISTANCE (FEET)
[redacted]
[**]

The liners identified for Expansion Stack 5A ("HDPE Liner" or "HDPE Proposed Liner") are subject to Paragraph 22(a)(3) of the Consent Decree. For purposes of Paragraph 29(b), the HDPE Proposed Liner location was assumed.

The planned changes or expansions include dates when construction is currently estimated to begin. These dates are subject to change based on numerous factors, including years for attaining intermediate stack elevations and reaching terminal stack elevations, changes in market conditions, changes in production rates and Mosaic's business plans, and changes to Mosaic's long-term operating plans for the Facilities. In any event, activation of the planned changes or expansions will likely occur approximately 2 years after the beginning of construction.

The planned changes or expansions also include Mosaic's best estimate of the locations, area, and acreage for each planned change or expansion. These estimates are based on Mosaic's projected long-term operating plans and projected availability of rock sources for each Facility. The acreages for planned expansions are based upon either: (1) the lined area and area of surrounding perimeter containment dikes for lateral expansions beyond the existing phosphogypsum stack system footprint; or (2) lined areas atop existing stack surfaces for lateral expansions contained within the existing phosphogypsum stack system.

NORTH-SOUTH CROSS SECTION [redacted] [**]

UNCLE SAM FACILITY

Attachment G

Attachment G

The information contained in the Tables and Figures facilitates the execution of the requirements found in Paragraph 29.b., Appendix 2, of the Consent Decree. Nothing in these Figures shall be construed to: (1) limit, alter, or supersede the permitting and approval authorities of the State; or (2) commit Mosaic to construct the Planned Expansion or liner depicted herein.

Attachment G: Baseline

Table – Total Phosphogypsum Volumes and Total Future Closure Areas for Paragraph 29.b.(2)(a)

Table – Proposed Future Liner for Paragraph 29.b.(3)(a)

Table – Summary of Baseline Phosphogypsum Stack Volumes and Closure Areas for Uncle Sam Facility

Attachment G: Updated

Table – Total Phosphogypsum Volumes and Total Future Closure Area at Determination Date Prior to Lateral Expansion for Paragraph 29.b.(2)(a)

Table – Summary of Updated Phosphogypsum Stack Volumes and Closure Areas for Uncle Sam Facility

Figures

Uncle Sam Facility: Figures 1-7

Information contained within this Attachment has been redacted as it is considered Confidential Business Information. An un-redacted version of this Attachment is filed with the Court under Seal.

Mosaic

Appendix 2, Attachment G (Redacted)

Attachment G: Baseline

Mosaic

Appendix 2, Attachment G (Redacted)

Attachment G: Baseline

TOTAL PHOSPHGYPSUM VOLUMES AND TOTAL FUTURE CLOSURE AREAS

FOR PARAGRAPH 29.b(2)(a)

PROPOSED FUTURE INTERMDIATE LINER

FOR PARAGRAPH 29.b(3)(a)

REV. 1 09/24/15	[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Attachment G: Updated

Mosaic

Appendix 2, Attachment G (Redacted)

Attachment G: Updated

TOTAL PHOSPHOGYPSUM VOLUME AND TOTAL FUTURE CLOSURE AREA

AT DETERMINATION DATE PRIOR TO LATERAL EXPANSION

FOR PARAGRAPH 29.b(3)(b)

REV. 1 09/24/15	[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Attachment G: Uncle Sam Facility

Figure 1: Phosphogypsum Stack System Areas – Uncle Sam Facility

Figure 2: Stacks 1-3 Base Area and Top Area Under Liner at El. +100’ – Uncle Sam Facility

Figure 3: Stack 4 Base Area and Top Area Under Liner at El. +200’ – Uncle Sam Facility

Figure 4: Stack 5A Future Expansion Base Area and Top Area

Figure 5: Stack 5A Future Expansion Base Area and Top Area

Figure 6: Stack 1-4 Base Area and Top Area Above Liner – Uncle Sam Facility

Figure 7: North-South Cross Section

Mosaic

Appendix 2, Attachment G (Redacted)

SEEPAGE COLLECTION DITCH
CLOSURE AREA= 18 AC
DOWNSTREAM TOE OF SLOPE OF PERIMETER DIKE
STACK 5A SIDE SLOPES
CLOSURE AREA= [redacted]
[**]
OUTSIDE EDGE OF PERIMETER DIKE CREST ROAD
INSIDE EDGE OF DIKE CREST ROAD
STACK 5A TOP
CLOSURE AREA= [redacted]
DOWNSTREAM TOE OF SLOPE OF PERIMETER DIKE
30-ACRE ACTIVE RESERVOIR
CLOSURE AREA= 30 AC
INSIDE EDGE OF PERIMETER DIKE CREST ROAD
INSIDE EDGE OF DIKE CREST ROAD
DECANT DITCH
CLOSURE AREA= 1 AC
STACKS 1-4 TOP
CLOSURE AREA= 120 AC
SEEPAGE COLLECTION DITCH
CLOSURE AREA= 5 AC
EDGE OF RETURN FLUME
STACKS 1-4 SIDE SLOPES
CLOSURE AREA= 324 AC
GYPSUM STACK SYSTEM
TOTAL AREA= 1450 AC
GYPSUM STACK SYSTEM
TOTAL CLOSURE AREA= 1395 AC
110-ACRE RESERVOIR
CLOSURE AREA= 104 AC
UPSTREAM TOE OF SLOPE OF PERIMETER DIKE
DOWNSTREAM TOE OF SLOPE OF PERIMETER DIKE
OUTSIDE EDGE OF PERIMETER DIKE CREST ROAD
STACKS 1-4 SIDE SLOPES
EXISTING CLOSURE AREA= 415 AC
N
0 500 1000
SCALE: FEET
AERIAL TOPOGRAPHY:
GULF COAST AERIAL MAPPING
DATED 04/25/2014
FIGURE 1
PHOSPHOGYPSUM
STACK SYSTEM AREAS
UNCLE SAM FACILITY

T:\Corporate\09\09-13-00923\UNCLE SAM FACILITY_CURRENT SHEET SET\2 STACK 1-3 BASE AREA AND TOP AREA UNDER LINER AT EL. +100'.dwg 9/24/2015 9:31:20 AM, richard.clemons

	AREA (ACRES)		ELEVATION (ft,MSL)		VOLUME (ACRE-FEET)		VOLUME RATIO, V_c/V_{PFM}
	TOP	BASE	TOP	BASE	5'Δ EL. INCREMENTAL VOLUME CALCULATION, V_c	PYRAMIDAL FRUSTUM MODEL, V_{PFM}	
ABOVE STARTER DIKE	185	654	+100	+15	* [redacted] [**]		
BELOW STARTER DIKE	654	654	+15	-5			

STACKS 1-3 BELOW STARTER DIKE
BASE OF STACK
AREA= 654 Ac
AVG. EL.= -5'
STACKS 1-3 TOE OF SLOPE
AREA= 654 Ac
AVG. EL.= +15'
STACKS 1-3
TOP OF STACKS UNDER LINER
TOP AREA= 185 Ac
AVG. EL.= +100'
GYPSUM STACK SYSTEM
TOTAL AREA= 1450 Ac
N
0 500 1000
SCALE: FEET

AERIAL PHOTOGRAPHY: COMPOSITE IMAGE FROM GULF COAST AERIAL MAPPING DATED 2014 AND GOOGLE EARTH PRO DATED NOVEMBER 2011.

AERIAL TOPOGRAPHY: GULF COAST AERIAL MAPPING DATED 04/25/2014

FIGURE 2

UNCLE SAM FACILITY

T:\Corporate\09\09-13-0092X\UNCLE SAM FACILITY_CURRENT SHEET SET\3 STACK 4 BASE AREA AT EL. +100' AND TOP AREA.dwg 9/23/2015 3:41:06 PM, richard.clemons

	AREA (ACRES) TOP	AREA (ACRES) BASE	ELEVATION (ft,MSL) TOP	ELEVATION (ft,MSL) BASE	VOLUME (ACRE-FEET) 5'Δ EL. INCREMENTAL VOLUME CALCULATION, V_C	VOLUME (ACRE-FEET) PYRAMIDAL FRUSTUM MODEL, V_{PFM}	VOLUME RATIO, V_C/V_{PFM}
ABOVE STARTER DIKE	159	188	+200	+185	* [redacted] [**]		
	188	293	+185	+100			
	293	311	+100	+15			
BELOW STARTER DIKE	311	311	+15	-5			

STACK 4 BELOW STARTER DIKE
BASE OF STACK
AREA= 311 AC
AVG. EL.= -5'
STACK 4 TOE OF SLOPE
AREA= 311 AC
AVG. EL.= +15'
STACK 4 TOP UNDER LINER
AREA= 159 AC
AVG. EL.= +200'
PROJECTED SLOPE
STACK 4
AREA= 293 AC
AVG. EL.= +100'
STACK 4 OUTSIDE EDGE OF
DIKE CREST IN APRIL 2014
AREA= 188 AC
AVG. EL.= +185'
GYPSUM STACK SYSTEM
TOTAL AREA= 1450 AC

N

0 500 1000
SCALE: FEET

AERIAL PHOTOGRAPHY:
COMPOSITE IMAGE FROM
GULF COAST AERIAL MAPPING
DATED 2014 AND
GOOGLE EARTH PRO
DATED NOVEMBER 2011.

AERIAL TOPOGRAPHY:
GULF COAST AERIAL MAPPING
DATED 04/25/2014

FIGURE 3

UNCLE SAM FACILITY

T:\Corporate\09\09-13-0002X\UNCLE SAM FACILITY_CURRENT SHEET SET\4 STACK 5A FUTURE EXPANSION BASE AREA AND TOP AREA [redacted] [**] [redacted] Pkg 9/23/2015 3:40:44 PM, richard.clemons

* [redacted] [**]

	AREA (ACRES)		ELEVATION (ft,MSL)		VOLUME (ACRE-FEET)		VOLUME RATIO, V_C/V_{PFM}
	TOP	BASE	TOP	BASE	10'Δ EL. INCREMENTAL VOLUME CALCULATION, V_C	PYRAMIDAL FRUSTUM MODEL, V_{PFM}	
ABOVE STARTER DIKE	* [redacted] [**]						
BELOW STARTER DIKE							

* [redacted]

0 500 1000
SCALE: —— FEET

AERIAL PHOTOGRAPHY:
COMPOSITE MADE FROM
GULF COAST AERIAL MAPPING
DATED 2014 AND
GOOGLE EARTH PRO
DATED NOVEMBER 2011.

AERIAL TOPOGRAPHY:
GULF COAST AERIAL MAPPING
DATED 04/25/2014

FIGURE 4

UNCLE SAM FACILITY

T:\Corporate\09\09-13-0092X\UNCLE SAM FACILITY_CURRENT SHEET SETS\5 STACK 5A FUTURE EXPANSION BASE AREA AND TOP AREA [redacted] [**] [redacted] dwg 9/23/2015 3:51:19 PM, richard.clemons

[redacted] [**] [redacted]

AREA (ACRES)		ELEVATION (ft,MSL)		VOLUME (ACRE-FEET)		VOLUME RATIO, V_c/V_{PFM}
TOP	BASE	TOP	BASE	10'Δ EL. INCREMENTAL VOLUME CALCULATION, V_c	PYRAMIDAL FRUSTUM MODEL, V_{PFM}	
[redacted] [**] [redacted]						

0 500 1000
SCALE: FEET

AERIAL PHOTOGRAPHY:
COMPOSITE IMAGE FROM
GULF COAST AERIAL MAPPING
DATED 2014 AND
GOOGLE EARTH PRO
DATED NOVEMBER 2011.

AERIAL TOPOGRAPHY:
GULF COAST AERIAL MAPPING
DATED 04/25/2014

FIGURE 5

UNCLE SAM FACILITY

T:\Corporate\09\09-13-0092X\UNCLE SAM FACILITY_CURRENT SHEET SET\6 STACK 1-4 BASE AREA AND TOP AREA ABOVE LINER.dwg 9/23/2015 3:57:38 PM, richard.clemons

	AREA (ACRES)		ELEVATION (ft,MSL)		VOLUME (ACRE-FEET)		VOLUME RATIO, V_c/V_{PFM}
	TOP	BASE	TOP	BASE	5'Δ EL. INCREMENTAL VOLUME CALCULATION, V_c	PYRAMIDAL FRUSTUM MODEL, V_{PFM}	
STACKS 1-4 ABOVE LINER FROM EL. +200' TO +300'	77	126	+300	+200	* [redacted] [**]		
	68	119	+300	+200			
STACKS 1-3 ABOVE LINER UP TO EL. +200'	119	139	+200	+100			

STACK 4
TOE OF SLOPE
AREA= 126 AC
AVG. EL.= +200'
STACK 4
TOP AREA= 77 AC
AVG. EL.= +300'
STACKS 1-3
TOP AREA= 68 AC
AVG. EL.= +300'
STACKS 1-3
AREA= 119 AC
AVG. EL.= +200'
STACKS 1-3
TOE OF SLOPE ABOVE LINER
AREA= 139 AC
AVG. EL.= +100'
GYPSUM STACK SYSTEM
TOTAL AREA= 1450 AC

N
0 500 1000
SCALE: FEET

AERIAL PHOTOGRAPHY:
COMPOSITE IMAGE FROM
GULF COAST AERIAL MAPPING
DATED 2014 AND
GOOGLE EARTH PRO
DATED NOVEMBER 2011.

AERIAL TOPOGRAPHY:
GULF COAST AERIAL MAPPING
DATED 04/25/2014

FIGURE 6

UNCLE SAM FACILITY

T:\Corporate\09\09-13-0092X\UNCLE SAM FACILITY_CURRENT SHEET SET\7 NORTH-SOUTH CROSS SECTION [redacted] [**] deg 5/25/2015 9:14:35 AM, richard.clemons

ELEVATION (FEET, MSL)
400
350
300
250
200
150
100
50
0
-50
[redacted]
[**]
0
1,000
2,000
3,000
4,000
5,000
6,000
7,000
8,000
9,000
DISTANCE (FEET)

The liners identified for Expansion Stack 5A ("HDPE Liner" or "HDPE Proposed Liner") are subject to Paragraph 22(a)(3) of the Consent Decree. For purposes of Paragraph 29(b), the HDPE Proposed Liner location was assumed.

The planned changes or expansions include dates when construction is currently estimated to begin. These dates are subject to change based on numerous factors, including years for attaining intermediate stack elevations and reaching terminal stack elevations, changes in market conditions, changes in production rates and Mosaic's business plans, and changes to Mosaic's long-term operating plans for the Facilities. In any event, activation of the planned changes or expansions will likely occur approximately 2 years after the beginning of construction.

The planned changes or expansions also include Mosaic's best estimate of the locations, area, and acreage for each planned change or expansion. These estimates are based on Mosaic's projected long-term operating plans and projected availability of rock sources for each Facility. The acreages for planned expansions are based upon either: (1) the lined area and area of surrounding perimeter containment dikes for lateral expansions beyond the existing phosphogypsum stack system footprint; or (2) lined areas atop existing stack surfaces for lateral expansions contained within the existing phosphogypsum stack system.

FIGURE 7

NORTH-SOUTH CROSS SECTION [redacted] [**]

UNCLE SAM FACILITY

Attachment H

Representation and Certification

I hereby certify, in my capacity as the Chief Financial Officer of the Mosaic Company, after due diligence, that to the best of my knowledge and belief, The Mosaic Company has the financial resources for the fiscal year beginning                     and ending                     , to fund the lesser of: (1) $415 million, or (2) the Total Cost Estimate less the sum of: (i) the most recent value of the Florida Phosphogypsum Trust Fund established in accordance with the Consent Decree [insert Consent Decree name and designation] and as represented by the Trustee in its most recent valuation statement to the Grantor, (ii) the most recent value of the Louisiana Phosphogypsum Trust Fund established in accordance with the Consent Decree [insert Consent Decree name and designation] and as represented by the Trustee in its most recent valuation statement to the Grantor, and (iii) the aggregate value of any other Third-Party Mechanism secured to establish Financial Assurance in accordance with Appendix 2 of the two Consent Decrees.

[Signature]

[Name]

[Title]	Chief Financial Officer

[Date]

Mosaic

Appendix 2, Attachment H

Attachment I

CORPORATE GUARANTEE

Instructions: The Corporate Guarantee for Phosphogypsum Stack System Closure and Long Term Care, as specified in Appendix 2 of the Consent Decree, must be worded as follows, except that instructions in brackets are to be replaced with the relevant information, if applicable, and the brackets deleted.

Corporate Guarantee for Phosphogypsum Stack System Closure and Long Term Care

Guarantee made this September 28, 2015 by The Mosaic Company, a business corporation organized under the laws of the State of Delaware, herein referred to as “Guarantor.” This Guarantee is made on behalf of Mosaic Fertilizer, LLC (“Mosaic Fertilizer”) of 3033 Campus Dr., Plymouth, Minnesota 55441, which is our wholly-owned subsidiary, to the United States Environmental Protection Agency (“EPA”) and Louisiana Department of Environmental Quality (“LDEQ”).

Whereas, pursuant to the Resource Conservation and Recovery Act (“RCRA”), as amended, 42 U.S.C. §§ 6901 et seq., Mosaic Fertilizer has entered into a Consent Decree with EPA and LDEQ (dated [insert date], Docket No. [insert case information]), to resolve the civil claims asserted by EPA, and LDEQ by establishing certain injunctive relief, including Financial Assurance, under the Consent Decree;1

Whereas, the Effective Date of the Consent Decree is defined in Section XVI (Effective Date) of the Consent Decree;

Whereas, the Consent Decree requires Mosaic Fertilizer to provide Financial Assurance to EPA and LDEQ to address Phosphogypsum Stack System Closure and Long Term Care, whenever required to do so, at the Operating and/or Closing Facilities;

Whereas, in order to provide a portion of the Financial Assurance required by the Consent Decree, Mosaic Fertilizer has agreed to provide EPA and LDEQ with a Guarantee, issued by the Guarantor, as set forth more fully in this Guarantee, below.

I. Recitals

Now therefore, in consideration of the promises contained herein and for the other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Guarantor agrees to the following:

1. Mosaic Fertilizer owns or operates the Operating and Closing Facilities identified in the Consent Decree covered by this Guarantee:

1 Unless otherwise defined herein, the capitalized items in this Guarantee, including the preamble and recitals, have the meaning provided in the Consent Decree, including Appendix 1 and Appendix 2.

Mosaic

Appendix 2, Attachment I

Faustina

9959 Highway 18

St. James, LA 70086

LAD 056 031 636

[insert cost estimate information]

Uncle Sam

7250 Highway 44

Uncle Sam, LA 70792

LAD 059 545 756

[insert cost estimate information].

2. For value received from Mosaic Fertilizer, Guarantor guarantees to EPA and LDEQ that, in the event Mosaic Fertilizer fails to perform Phosphogypsum Stack Closure and/or Long Term Care at any or all of the Operating and/or Closing Facilities in accordance with the Initial Phosphogypsum Stack System Closure Plan or Permanent Phosphogypsum Stack System Closure Plan and other terms of the Consent Decree, whenever required to do so, the Guarantor shall do so, or shall establish alternate Financial Assurance in the name of Mosaic Fertilizer in accordance within Section III.A of Appendix 2 (except for Paragraph 10.a.(1)(c)), of the Consent Decree, in an amount at least equal to the Total Louisiana Cost Estimate less the sum of: (i) the most recent value of the Louisiana Phosphogypsum Trust Fund established in accordance with Appendix 2 of the Consent Decree and as represented by the Trustee in its most recent valuation statement to Grantor and (ii) the aggregate value of any other Third-Party Mechanism secured to establish Financial Assurance in accordance with Appendix 2 of the Consent Decree (“Louisiana Financial Assurance Delta”).

3. Guarantor shall comply with the reporting requirements of Paragraph 32.h. of Appendix 2 of the Consent Decree, including an annual Representation and Certification from the Chief Financial Officer of Guarantor stating that Guarantor has the financial resources for the next fiscal year to fund the lesser of: (i) $415 million or (ii) the Financial Assurance Delta.

4. In the event that Guarantor determines, at any time for the duration of the Guarantee, for any reason, that: (i) the Guarantor is unable to meet the terms of the Guarantee, including Recital 2; (ii) the Guarantor is unable to provide the Representation and Certification required under Recital 3 of this Guarantee; (iii) the Guarantor becomes aware of any changes in the Total Cost Estimate or the Guarantor’s financial conditions that would invalidate or otherwise be inconsistent with the Representation and Certification; or (iv) the Guarantor becomes aware of any changes in the Total Cost Estimate that would invalidate or otherwise be inconsistent with the Representation and Certification, then Guarantor shall, within five (5) Days of such a determination, provide notice of such determination by certified mail to Mosaic Fertilizer, EPA and LDEQ. Such notice shall be admissible in evidence in any litigation and create a presumption that the Guarantor cannot provide the required Representation and Certification, and that the Guarantor cannot perform Phosphogypsum Stack System Closure and/or Long Term Care at the Operating and Closing Facilities or establish alternate Financial Assurance in accordance with Appendix 2 in an amount that is at least equal to the Financial Assurance Delta. The Guarantor may rebut this presumption only by clear and convincing evidence.

Mosaic

Appendix 2, Attachment I

5. Any notice provided by Guarantor of Guarantor’s inability to comply with the requirements of this Guarantee, shall include a statement of the value of the guaranteed obligations based on current Updated Cost Estimates, and the amount of financial resources that the Guarantor expects to have available for the next fiscal year either to perform Phosphogypsum Stack System Closure and/or Long Term Care activities at the Operating and Closing Facilities or to provide alternate Financial Assurance.

6. Guarantor agrees that, within thirty (30) Days after providing the notice required by Recitals 4 and 5, or after being notified by Mosaic Fertilizer, EPA, or LDEQ of a determination that the Guarantor no longer is able to meet its obligations under Recital 2 of this Guarantee or is disallowed from continuing as a Guarantor as specified in Paragraph 32.k. of Appendix 2 because the independent Certified Public Accountant has issued in the report on examination of the Guarantor’s audited financial statements an adverse opinion or a disclaimer of opinion, or has failed to provide a Representation and Certification as required pursuant to Recital 3 or provided an invalid Representation and Certification, and if Mosaic Fertilizer during that time has not provided alternate Financial Assurance for the Louisiana Financial Assurance Delta (including written approval by EPA and LDEQ), then Guarantor shall provide alternate Financial Assurance in accordance with Section III.A of Appendix 2 (except for Paragraph 10.a.(l)(c)), in the name of Mosaic Fertilizer, in an amount at least equal to the Louisiana Financial Assurance Delta. In the event that Mosaic Fertilizer invokes dispute resolution, subject to the terms set forth in Appendix 2, of a determination by EPA or LDEQ, Guarantor agrees that it shall be bound by the final outcome of the dispute resolution.

7. In the event that Guarantor provides notice under Recital 4, Guarantor shall make financial resources available to Mosaic Fertilizer to meet its obligation under Paragraphs 32.j. and 32.1. of Appendix 2 of the Consent Decree to establish alternate Financial Assurance in accordance with Section III.A of Appendix 2 (except for Paragraph l0.a.(l)(c)), or to return Mosaic Fertilizer to compliance if EPA approves a compliance plan and schedule pursuant to Section VII (Temporary Non-Compliance) of Appendix 2 of the Consent Decree. Acceptance by EPA and LDEQ of any compliance plan and schedule shall not relieve The Mosaic Company of its obligations under this Corporate Guarantee.

8. In the event that EPA approves a compliance plan and schedule pursuant to Section VII (Temporary Non-Compliance) of Appendix 2 to return Mosaic Fertilizer to compliance with its Financial Assurance obligations under the Consent Decree, and such plan requires the Guarantor to undertake certain activities or provide financial resources, in addition to that specified in Recital 7 above, then Guarantor shall carry out those activities in a timely manner in accordance with the approved compliance plan and schedule.

9. The Guarantor shall notify Mosaic Fertilizer, EPA, and LDEQ by e-mail as well as by certified mail, of a voluntary or involuntary proceeding under Title 11 (Bankruptcy), U.S. Code, naming Guarantor as debtor, within twenty-four (24) hours after commencement of the proceeding.

10. Guarantor shall remain bound under this Guarantee notwithstanding any or all of the following: amendment or modification of the Phosphogypsum Stack System Closure Plan or Permanent Phosphogypsum Stack System Closure Plan, as applicable, amendment or

Mosaic

Appendix 2, Attachment I

modification of the Consent Decree, the extension or reduction of the time of performance of Phosphogypsum Stack System Closure or Long Term Care, or any other modification or alteration of an obligation of Mosaic Fertilizer pursuant to the Consent Decree.

11. Guarantor shall remain bound under this Guarantee for as long as Mosaic Fertilizer must comply with the applicable Financial Assurance requirements of the Consent Decree (including appendices and attachments of the Consent Decree) for the Operating and Closing Facilities, except as provided in Recital 12 of this Guarantee.

12. Guarantor may terminate this Guarantee by sending notice of cancellation by certified mail to Mosaic Fertilizer, EPA, and LDEQ, provided that Mosaic Fertilizer or the Guarantor obtains, and EPA and LDEQ approves, alternate Financial Assurance in accordance with Section III.A of Appendix 2 (except for Paragraph 10.a.(1)(c)), of the Consent Decree, in an amount at least equal to the Louisiana Financial Assurance Delta. In the event that Mosaic Fertilizer fails to provide alternate Financial Assurance or obtain EPA’s and LDEQ written approval of the alternate Financial Assurance, Guarantor agrees and shall provide alternate Financial Assurance in the name of Mosaic Fertilizer. This Guarantee shall not terminate unless and until EPA and LDEQ has approved the alternate Financial Assurance in writing and such approved alternate Financial Assurance is in place.

13. Guarantor expressly waives notice of acceptance of this Guarantee by EPA, LDEQ, or by Mosaic Fertilizer. Guarantor also expressly waives notice of amendments or modifications of the Phosphogypsum Stack System Closure Plan and/or Permanent Phosphogypsum Stack System Closure Plan and of amendments or modifications of the Consent Decree.

14. Guarantor shall, when required to provide information regarding obligations under federal and state law that are assured through the use of a financial test or a guarantee, include the obligations under this Guarantee.

II. Representations and Affirmations

Guarantor hereby acknowledges, represents and affirms on this date of the Guarantee the following:

15. Guarantor is duly organized and validly existing under the laws of the jurisdiction of its incorporation and is qualified to do business in such jurisdiction and in each jurisdiction in which the Guarantor conducts its business.

16. Guarantor has full power and authority to enter into and execute this Guarantee. This Guarantee has been duly authorized, executed, and delivered by Guarantor.

17. This Guarantee constitutes a legal, valid, and binding obligation of Guarantor, enforceable in accordance with its terms.

18. This Guarantee may be modified by the Parties only with the approval, in the sole discretion and written consent of EPA and LDEQ, and otherwise in accordance with the terms of the Consent Decree.

Mosaic

Appendix 2, Attachment I

19. The Guarantor is prohibited from assigning, transferring, delegating, or conveying the obligations or the terms of this Guarantee to its successor, another person or entity, or a corporate affiliate, unless after notice to EPA and LDEQ, EPA and LDEQ, in their sole unreviewable discretion, approve the change in Guarantor.

20. The submittals and notifications required by this Guarantee shall be done in accordance with Section XV (Notices) of the Consent Decree.

21. The Guarantor has been provided with a copy of the Consent Decree and all Appendices and has read and is familiar with the provisions of the Consent Decrees and Appendices.

22. This Guarantee and the rights and obligations of EPA and LDEQ and Guarantor shall be governed by and construed in accordance with the laws of the State of Louisiana and applicable U.S. federal law.

23. This Guarantee shall be in effect as of the Effective Date of the Consent Decree.

I hereby certify that the wording of this Guarantee is identical to the wording required under Attachment D, Form 5-B, of Appendix 2, of the Consent Decree.

Effective date:

Name of Guarantor:	The Mosaic Company

Authorized signature for Guarantor:

Name of person signing:	Richard L. Mack

Title of person signing:	Executive Vice President and Chief Financial Officer

Signature of witness or notary:

Mosaic

Appendix 2, Attachment I

APPENDIX 3

Faustina

Lemannville
Bayou Verret
Union Landing
Arcadia Landing
Seutra Canal
Bayou Verret
Mississippi River

Legend

Mosaic Owned Property

Approximate Boundary of manufacturing area and phosphogypsum stack system

Service Layer Credits: USGS The National Map: National Boundaries Dataset, National Elevation Dataset, Geographic Names Information System, National Hydrography Dataset, National Land Cover Database, National Structures Dataset, and National Transportation Dataset; U.S. Census Bureau - TIGER/Line; HERE Road Data

Mosaic

N W E S

0 0.5 1
Miles

Location Key

Tangipahoa
East Baton Rouge
Livingston
Ascension
Iberville
I-10
Mississippi River
Iberia
St. James
St. Charles
Assumption
St. Martin
Lafourche
St. Mary
Terrebonne

Uncle Sam

Romeville
3125
Hester

Legend

Mosaic Owned

Approximate Boundary of manufacturing area and phosphogypsum stack system (Including EDI)

Service Layer Credits: USGS The National Map: National Boundaries Dataset, National Elevation Dataset, Geographic Names Information System, National Hydrography Dataset, National Land Cover Database, National Structures Dataset, and National Transportation Dataset; U.S. Census Bureau - TIGER/Line; HERE Road Data

N
W
E
S
0
0.5
1
Miles

User: jwh/djr Date: 9/2/2015 Path: G:\projects\2015\2015_0012\maps\Uncle_Sam.mxd

Location Key

I-12
East Baton Rouge
Livingston
Tangipahoa
Iberville
Ascension
I-10
I-55
LA
Mississippi River
St. James
St. Charles
Assumption
Lafourche
St. Martin
St. Mary
Terrebonne

APPENDIX 4

September 29, 2015

APPENDIX 4

FACILITY REPORT

FAUSTINA COMPLEX

EXECUTIVE SUMMARY

Mosaic Fertilizer, LLC’s (Mosaic) Faustina Facility (Faustina Facility or Faustina) does not engage in mineral processing and therefore the RCRA Bevill exemptions are not applicable to current operations at this Facility. As a result, all solid wastes generated at the Faustina Facility are from Downstream Operations and are, as applicable, subject to the RCRA Requirements as set forth in the Consent Decree, which includes this Facility Report and Appendix 6 (RCRA Project Narrative and Compliance Schedule).

These summary charts provide an overview of the tanks associated with Granulation at the Faustina Facility. In the event of any conflict between these summary tables and the more detailed information provided below in diagrams and text, then the diagrams and text control.

Table 1: Interim Granulation Plant Units

Interim Granulation Plant Units (IGPUs)
Tank Name	Periodic or Continuous IGPU	Phosphoric Acid Service (%)	Alternate Name(s)
Granulation Acid South Tank	Periodic	54/30	South Tank (swing tank)
Granulation Acid North Tank	Periodic	30	North Tank
Granulation Acid West Tank	Periodic	54/High Solids Acid	West Tank
Granulation Acid East Tank	Periodic	54	East Tank
North Holding Tank	Continuous
Stormwater Tank	Continuous
North/South Phos Acid Storage Tank Sump	Periodic
East/West Phos Acid Storage Tank Sump	Periodic

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IGPU Transfer Lines
Line Name	Periodic or Continuous IGPU	Service/Description	From	To
Transfer lines between the Phos Acid Tanks	Periodic	Transfers 54% Acid, 30% Acid	A phosphoric acid storage tank	Another phosphoric acid storage tank
A-Line	Periodic	Transfers 54% Acid	West Tank or East Tank	A-Train
B-Line	Periodic	Transfers 54% Acid	West Tank or East Tank	B-Train
C-Line	Periodic	Transfers 54% Acid	North Tank or South Tank	C-Train
Spare Line	Periodic	Transfers 30% Acid	North Tank or South Tank	A-Train, B-Train or C-Train
Holding Tank Transfer Line	Continuous	Cleaning Solutions	Existing Holding Tank	Granulation
Transfer Line to the North Holding Tank	Continuous	Cleaning Solutions		North Holding Tank
Transfer Line to the Stormwater Tank	Continuous	Cleaning Solutions		Stormwater Tank
Transfer Line from the Stormwater Tank	Continuous	Cleaning Solutions	Stormwater Tank

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Table 2. Granulation Plant Units

Granulation Plant Units (GPUs)
Tank Name	Existing or Future Installation	Phosphoric Acid Service (%)	Alternate Name(s)
Existing Holding Tank	Existing	Cleaning Solutions/scrubber water	EHT
Granulation Plant Holding Tank 1	Future Installation pursuant to Compliance Project 3	Cleaning Solutions/scrubber water	GPHT1
Granulation Plant Holding Tank 2	Future Installation pursuant to Compliance Project 3	Cleaning Solutions/scrubber water	GPHT2
Existing Holding Tank Sump	Existing	Cleaning Solutions
Granulation Sump	Existing	Cleaning Solutions/scrubber water

Granulation Plant Units (Transfer Lines)
Line Name	Phosphoric Acid Service (%)	Alternate Name(s)
Transfer Lines between GPUs and between GPUs and Granulation	Cleaning Solutions/scrubber water	EHT Transfer line

3

Privileged and Confidential

For Settlement Purposes Only

5/06/1311/26/2012

APPENDIX 4

FACILITY REPORT

MOSAIC FERTILIZER, LLC

LOUISIANA COMPLEX

FAUSTINA, LOUISIANA

EPA ID: LAD 056 031 636

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I. Introduction

All capitalized terms shall have the meanings set forth in the Consent Decree (CD) or, if not defined in the CD, then the definitions set forth herein.

The main purposes of this Facility Report are to:

a.	Identify compliance projects (set forth in Section VI (Compliance Projects) of this Facility Report and Appendix 6 (RCRA Project Narrative and Compliance Schedule) to the CD), including installation of two GPUs referred to as Granulation Plant Holding Tanks (GPHTs);

b.	Identify Mosaic’s GPU units. Mosaic uses these units to manage, store or transport Downstream wastes for use in Granulation;

c.	Identify Mosaic’s IGPU units. Mosaic uses these units to manage, store or transport Downstream wastes for use in Granulation until they discontinue handling Downstream wastes in compliance with Appendix 6 (RCRA Project Narrative and Compliance Schedule) or such time as the GPHTs are put in service to replace them;

d.	Provide for the management of phosphoric acid and sulfuric acid leaks and spills; and

e.	Identify categories of future equipment construction, installation and conditions of operation. The conditions are set forth in Section IX. Authorized Future Installations of this Facility Report.

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II. Background

The Faustina Facility’s primary commercial products are the solid ammoniated phosphate fertilizers: monoammonium phosphate (MAP), diammonium phosphate (DAP), and MicroEssentials® (MES). DAP and MAP are manufactured in all three Granulation trains designated as A-Train, B-Train and C-Train. MES is produced in C-Train. Ammonia and phosphoric acid are the primary reactants for the manufacture of MAP, DAP and MES and are consumed in the production of ammoniated fertilizers on-site.

Faustina does not make phosphoric acid and its Phosphogypsum Stack System is in the process of undergoing closure pursuant to LDEQ closure requirements. A component of the Faustina Phosphogypsum Stack System, the cooling pond, consists of 38 acres and is regulated under a LDEQ Solid Waste Permit under Louisiana law. The cooling pond is used to collect the leachate from the Phosphogypsum Stack for treatment and discharge. See Map 1.

DAP Recycle Pond

The DAP Recycle Pond, which is undergoing closure, is regulated under a LDEQ permit as a solid waste impoundment under Louisiana law. The DAP Recycle Pond collects rainwater. The DAP Recycle Pond is usually separated from the cooling pond, but Mosaic occasionally transfers water from the DAP Recycle Pond to the cooling pond in order to maintain capacity in the DAP Recycle Pond (e.g., after heavy rain events).

III. First Saleable Products at Faustina

Faustina does not generate First Saleable Products as defined in the CD. Rather, it imports the following First Saleable Products from Mosaic’s Uncle Sam Facility and other phosphoric acid producers and uses them as direct feedstocks to DAP, MAP and MES production:

1)	30% phosphoric acid
2)	54% clarified phosphoric acid (greater than 1% solids)
3)	High solids acid (HSA) - phosphoric acid

IV. Phosphoric Acid Storage and Consumption1

A.	Phosphoric Acid Storage

There are four phosphoric acid storage tanks (Phos Acid Storage Tanks) that store imported phosphoric acid with concentrations ranging from 30 to 54%. These tanks are referred to as the East, West, North and South Tanks and are all located in an area of the plant referred to as the Phosphoric Acid Tank Farm (See Figures 4, 5 and 6). These four tanks are also periodically used to store cleaning wastes that are used in Granulation.1 At the time of the drafting of this Facility Report, the four tanks in the Phosphoric Acid Tank Farm are not equipped with secondary containment.

1 This Section describes current operations, which will be altered as described in Section VI (Compliance Projects) once the GPHTs are installed pursuant to the schedule set forth in Appendix 6 (RCRA Project Narrative and Compliance Schedule) to the CD.

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However, secondary containment will be installed (see Figure 7) pursuant to the schedule set forth in Appendix 6 (RCRA Project Narrative and Compliance Schedule) to the CD. The East Tank and West Tank share a pump and piping system serviced by an acid brick lined sump. Any leaks or discharges (other than cleaning wastes) from the East or West Tanks to this shared sump are recovered and pumped back to the East, West, North, or South Tanks. The North Tank and South Tank share a pump and piping system serviced by a stainless steel sump. Any leaks or discharges (other than cleaning wastes) from the North or South Tanks to this shared sump are recovered and pumped back to the North, South, East, or West Tanks.

The Phos Acid Storage Tank Farm area slopes toward a section of the earthen ditch and will be addressed by Section VI. Project 1 Secondary Containment in Phosphoric Acid Tank Farm. The section of the earthen ditch leading to the DAP Recycle Pond has been completely filled in with earth thereby isolating the Phosphoric Acid Tank Farm from the DAP Recycle Pond.

The Phos Acid Storage Tanks are cleaned periodically with fresh water and the wastewaters and solids are then transferred via a concrete pad and a sump to another Phos Acid Storage Tank. From the Storage Tank, the solution is transferred to and used in Granulation.

B.	Phosphoric Acid Transfer to Granulation

1)	Acid Transfer between Barge Unloading and the Phosphoric Acid Storage Tanks

Faustina has one (1) primary transfer line from the barge unloading area to the Phos Acid Storage Tanks in the Phosphoric Acid Tank Farm area. This line transfers either 30%, 54% or HSA phosphoric acid from the barges to a Phos Acid Storage Tank. This line is cleaned with SACS generated at and barged from Uncle Sam solely for this purpose to remove precipitated solids and scale to maintain acceptable pressure levels and acid flow rates.

The location of the transfer line is shown in Figure 3. The estimated line length and cleaning frequency is listed in Table 2.

2)	Acid Transfer between the Phosphoric Acid Storage Tanks and the Granulation Plants

Faustina has four (4) primary transfer lines that transfer acid from the Phos Acid Storage Tanks to the Granulation plants’ reactors and scrubber seal tanks. These lines are designated as the A-line, B-line, C-line and Spare line. These lines are cleaned with Faustina Cleaning Solution to remove precipitated solids and scale to maintain acceptable pressure levels and acid flow rates. Periodically, these lines are used to transport waste from the Phos Acid Storage Tanks to Granulation for use1. The locations of the transfer lines are shown in Figure 4. The estimated line lengths and cleaning frequencies are listed in Table 3.

3)	Acid Transfer between the Truck Unloading and the Phosphoric Acid Storage Tanks

Faustina has one (1) transfer line that transfers acid from the truck unloading area to the Phosphoric Acid Tank Farm. These lines are cleaned with Faustina Cleaning Solution to remove precipitated solids and scale to maintain acceptable pressure levels and acid flow rates.

The location of the transfer line is illustrated in Figure 5. The estimated line length and cleaning frequency is listed in Table 4.

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C.	Granulation

Faustina has three Granulation plants (A-Train, B-Train, and C-Train, referred to collectively as Faustina Granulation plants) that produce MAP, DAP and MES. Faustina’s Granulation plants use 30% phosphoric acid as the scrubbing media in the first stage of the air pollution control devices (“APCDs”).

The APCDs in A-Train, B-Train and C-Train consist of a first stage system that uses phosphoric acid for scrubbing and a second stage scrubber system that uses non-hazardous DAP Recycle Pond water or clarified water or GPU Effluent for scrubbing. The scrubbing media is recirculated through the scrubbers and a slip stream is sent to the reactor. All the effluents from these scrubbers are used in Granulation.

Faustina Granulation plants use clarified water, hot condensate, Granulation Plant Holding Tank Effluent (described in Section VI (Compliance Projects), Project 3), or non-hazardous DAP Recycle Pond water. These solutions are referred to collectively as “Faustina Cleaning Solution” when used for cleaning.

Faustina uses a sump referred to as the Granulation Sump, discussed further in the Section below, as a central collection point for: wash-down of the floor area within the curbing and sloped area of the Granulation plants, stormwater, and Faustina Cleaning Solution transferred via concrete ditches from each of the three Granulation plants during cleaning and maintenance. The Granulation Sump is a GPU that transfers its contents to another GPU, the Existing Holding Tank, which then transfers the content for use in Granulation. The Granulation plant has also recently connected spare tanks, the North Holding Tank and the “Storm Water Tank” to receive excess solution from the Granulation Sump, which can then be transferred to the Existing Holding Tank for use in Granulation (Diagram 1). The Existing Holding Tank is the source of scrubber liquor (normal operation) to all three plants.

The concrete area underlying the Faustina Granulation plants are designated as the “granulation pad.” The granulation pad slopes and drains to concrete drainage ditches, which are below grade and are lined with an acid-resistant coating that will be inspected and repaired in accordance with Project 7, Section VI (Compliance Projects). All of these drainage ditches are depicted in Diagram 2 and flow into the Granulation Sump located near Train A (“Granulation Sump Ditches”).

The concrete floors within the Faustina Granulation plants are washed with non-hazardous clarified water. Wastes generated from the use of Faustina Cleaning Solution are input into Granulation via the GPUs. See Figure 1 and Figure 2.

Granulation Sump

The Granulation Sump (See Diagram 2) is constructed of concrete and is lined with acid-resistant brick. The Granulation Sump is being modified to meet the design specifications of a Hazardous Waste Tank System as detailed in Section VI. Project 5.

The inputs to/contents of the Granulation Sump are comprised primarily of clarified water, process equipment wash water, Granulation fines, and stormwater flowing into the granulation pad drainage ditches. The contents of the Granulation Sump are returned to Granulation via the GPU referred to as the Existing Holding Tank. The contents of the Existing Holding Tank are used in Granulation. If

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the volume of the Existing Holding Tank becomes too low it can receive additional makeup material from the “Storm Water Tank,” from the DAP Pond, or from the clarified water system. The Granulation Sump has a water level “float” that triggers a pump to transfer the contents of the Granulation Sump to the Existing Holding Tank, the North Holding Tank, or the “Storm Water Tank” for use in Granulation.

When the Granulation Sump is cleaned to remove solids, fresh water sprayed with a fire hose is used to agitate the contents of the Granulation Sump. The Granulation Sump wastewaters and solids are sent to the Existing Holding Tank, the North Holding Tank, or the “Storm Water Tank” for use in Granulation.

Wastewaters and solids from equipment washouts in the Granulation plant are drained to the granulation pad where they enter the drainage ditches that gravity flow to the Granulation Sump. The contents from the Granulation Sump are sent to the GPHTs for use in Granulation. Sulfuric acid is occasionally used in “boil-outs” to remove scale from process equipment. Ammonia is added to the boil-out solution to adjust the pH within the tank and then the solution flows over the granulation pad to the Granulation Sump where it is returned to Granulation via the GPHTs.

Following commencement of operations of the GPHTs, wastes from the Existing Holding Tank and the Granulation Sump units may be input to a GPHT for use in Granulation in accordance with Section VI. Compliance Projects of the Facility Report.

Sump 101

The 101 Sump (see Diagram 2) collects stormwater and non-hazardous product spills from the shipping area and transfers it to the Granulation Sump for use in Granulation. The contents of Sump 101 are pumped over a short distance over the road, running east-west, to the Granulation Sump. Sump 101 is on the North side of the road, as is the granulation warehouse. The high point crest of this road divides the North side from the “phos acid” or “wet” side (reactor/scrubbers/ phosphoric acid storage tanks) on the South side. Stormwater from the North side of the road flows to Sump 101, while stormwater from the South side of the road flows into the Granulation Sump. Sump 101 is a below grade stainless steel-lined concrete sump. Sump 101 only receives non-hazardous stormwater and non-hazardous floor wash wastewaters from around the granulation warehouse.

Existing Holding Tank Sump

The Existing Holding Tank Sump (see Diagram 2) is constructed of concrete with a stainless steel liner and collects stormwater and pavement wash wastewaters, as well as spills and leaks within the secondary containment for the Existing Holding Tank. The Existing Holding Tanks Sump’s contents are transferred to the Existing Holding Tank for use in Granulation. The Existing Holding Tank Sump will be modified to meet the design specifications of a Hazardous Waste Tank System as detailed in Appendix 6 (RCRA Project Narrative and Compliance Schedule) of the CD and Section VI. Project 8 of this Facility Report.

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V. Current Configuration Equipment Designations

A. Granulation Plant Units (GPUs)

The following sumps, tanks and acid transfer lines are identified as GPUs. They serve as storage, management or transportation units for feedstock, which includes wastes, into Granulation.

GPUs must be managed in accordance with RCRA, as described in Paragraph 16(b) of the CD. See Faustina Facility Projects 4, 5 and 6 of Appendix 6 (RCRA Project Narrative and Compliance Schedule) of the CD. Wastes generated from cleaning these units: (i) may be sent directly to Granulation, or sent to another GPU prior to use in Granulation; and (ii) any such volumes shall be excluded from generator hazardous waste reporting to LDEQ under the RCRA Requirements, without prejudice to EPA’s residual authorities under applicable law. See Diagram 1.

a.	Existing Holding Tank
b.	GPHT 1
c.	GPHT 2
d.	Existing Holding Tank Sump
e.	Granulation Sump
f.	Transfer Lines between GPUs and between GPUs and Granulation

Per Paragraph 14(b) of the CD, any wastes generated from the tanks or transfer lines above that are not transferred to and used in Granulation, either directly or via a GPU, are subject to hazardous waste determination. The foregoing sentence shall not relieve Mosaic of its obligations under any applicable law.

B. Interim Granulation Plant Units

The following sumps, tanks and acid transfer lines are identified as IGPUs. They periodically serve as storage, management, or transportation units for waste feedstock into Granulation until such time as their use for waste management is replaced by the GPHTs.

While in waste management service, IGPUs must be managed in accordance with RCRA, as described in Paragraph 16(b) of the CD. See Projects 4 and 5 of Appendix 6 (RCRA Project Narrative and Compliance Schedule) to the CD. Wastes generated from cleaning these units may be sent directly to Granulation, or sent to another GPU prior to use in in Granulation. See Diagram 1. Pursuant to Project 4, the management requirements for the IGPUs depend on whether the specific units continuously or periodically handle wastes from Downstream Operations.

Tanks

a.	Periodic IGPU:
1.	Granulation Acid South Tank
2.	Granulation Acid North Tank
3.	Granulation Acid West Tank
4.	Granulation Acid East Tank
b.	Continuous IGPU:
1.	North Holding Tank

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2.	Stormwater Tank

Sumps (all Periodic IGPUs)

a.	East/West Phos Acid Storage Tank Sump
b.	North/South Phos Acid Storage Tank Sump

Transfer Lines

a.	Periodic IGPU:
1.	Transfer lines between the Phos Acid Storage Tanks.
2.	Transfer lines from the Phos Acid Storage Tanks to the Granulation plants
i.	A-Line
ii.	B-Line
iii.	C-Line
iv.	Spare Line
b.	Continuous IGPU
1.	Holding Tank Transfer Line
2.	Transfer Line to the North Holding Tank
3.	Transfer Line to the Stormwater Tank
4.	Transfer Line from the Stormwater Tank

C. Granulation Sump Ditches

The Granulation Sump Ditches must be managed in accordance with Project 9 (Inspections, Maintenance and Repair of Ditches Flowing into the Granulation Sump), as well as Appendix 6 (RCRA Project Narrative and Compliance Schedule) to the CD.

Wastes generated from cleaning the Granulation Sump Ditches that are not used in Granulation via the GPUs are subject to hazardous waste determination requirements. The foregoing shall not relieve Mosaic of its obligations under any applicable law.

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Diagram 1: Existing Inputs to EHT.

VI. Compliance Projects

The timeframes for completion and specific requirement for the projects below are set forth in Appendix 6 (RCRA Project Narrative and Compliance Schedule) to the CD.

Project 1: Secondary Containment in the Phosphoric Acid Tank Farm

This project will install secondary containment in the Phosphoric Acid Tank Farm (Figure 7). This installation will prevent seepage of acid into the ground due to an accidental spill or leak. As described in the Section IV.A of this Facility Report, leaks and spills within this area will be recovered and collected in existing or new sumps and returned to the Phos Acid Storage Tanks in accordance with RCRA. This project will be installed at the same time as Project 3 below.

Project 2: DAP Recycle Pond Closure

This project has two phases:

Phase 1: Sampling and characterization of the solids in the DAP Recycle pond

This is completed and the results indicate that the solids are non-hazardous and the LDEQ and EPA are in concurrence.

Phase 2: Closure of the DAP Recycle Pond pursuant to a Government approved closure plan.

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Project 3: Granulation Plant Holding Tank Installation

Mosaic will install two new tanks and/or convert at least one existing tank. These tanks will be referred to as Granulation Plant Holding Tanks (GPHTs) and will be identified as GPUs. The GPHTs will be used to capture cleaning wastes generated from the use of Faustina Cleaning Solutions. Spills and leaks within the Granulation plants will be placed into the GPHTs for use in Granulation. At times, stormwater run-off may be transferred to the GPHTs for use in Granulation. The GPHTs also will receive the cleaning wastes from the Phos Acid Storage Tanks and the Barge Transfer Line. Mosaic plans to install these GPHTs in the approximate locations depicted in Figure 7, but the ultimate location of these GPHTs may differ.

Contents of the GPHTs (GPU Effluent) will be fed to the EHT, the acid scrubber system or the reactor within the Granulation plant for use in Granulation. Mosaic plans to use one of the two GPHTs to handle stormwater when the tank is not in service as a back-up tank to one of the other GPUs; this will allow the stormwater to be transferred to the LPDES permitted water treatment plant or LDEQ permitted effluent pond system for handling.

Project 4: Interim Granulation Plant Units Tank and Transfer Line Operating Requirements

Mosaic operates Interim Granulation Plant Units (IGPUs) that manage, store or transport wastes from Downstream Operations (hereinafter called “Downstream Waste” or “Downstream Wastes”) for use in Granulation. Mosaic intends to use these units to manage, store or transport Downstream Wastes until such time as the Granulation Plant Holding Tanks are put in service to replace the IGPUs.

The requirements of this Project apply when the IGPUs identified in Project 4 of the Faustina Compliance Schedule set forth in Appendix 6 (RCRA Project Narrative and Compliance Schedule) to the CD is in Downstream Waste handling service.

Mosaic’s compliance obligations with respect to the IGPUs is set forth in Paragraph 16(b)(2)(iii) of the CD.

Project 5: Interim Granulation Plant Units – Sump Operating Requirements

Mosaic operates Interim Granulation Plant Units (IGPUs) that manage, store or transport Downstream wastes for use in Granulation. Mosaic intends to use these units to manage, store or transport Downstream wastes until such time as the Granulation Plant Holding Tanks are put in service to replace the IGPUs.

The East/West and North/South Phos Acid Storage Tank Sumps, which are IGPUs, will be in periodic Downstream Waste handling service. The requirements of this Project apply when the East/West and/or the North/South Phos Acid Storage Tank Sumps are in Downstream waste handling service.

Mosaic’s compliance obligations with respect to these IGPUs is set forth in Paragraph 16(b)(2)(iii) of the CD. The compliance schedule for these IGPUs is in Project 5 of the Faustina Compliance Schedule set forth in Appendix 6 (RCRA Project Narrative and Compliance Schedule) to the CD.

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Project 6: RCRA Requirements for GPUs

Mosaic’s compliance obligations with respect to the GPUs, are set forth in Paragraph 16(b)(2)(ii) of the CD. The tasks and schedules listed in the compliance schedule for the GPUs are set forth in Appendix 6 (RCRA Project Narrative and Compliance Schedule) to the CD.

Project 7: Requirements for the Granulation Sump

Phase 1: Granulation Sump Inspections and Repair

Until Phase 2 of this Project 5 is completed, the conditions for continuing operation of the Granulation Sump are daily inspections; annual inspections; and as-needed repairs documented with work orders to ensure the Granulation Sump is free of cracks, gaps, or deterioration of the acid brick lining or concrete sump itself, as follows:

●	Daily inspection during normal operations;
●	Once-per-calendar year inspections and integrity assessments (to be performed when the Granulation Sump is able to be emptied); and
●	Repair of any cracks, gaps, or deterioration of the acid brick lining or concrete sump within 72 hours of discovering the crack, gap or deterioration, as noted in daily or once-per-calendar-year inspections.

Phase 2: Granulation Sump Modifications -

Mosaic’s compliance obligations with respect to the Granulation Sump are set forth in Paragraph 16(b)(2)(ii) of the Consent Decree. The compliance schedule for the Granulation Sump is in Project 7 of the Faustina Compliance Schedule set forth in Appendix 6 (RCRA Project Narrative and Compliance Schedule) to the CD.

Project 8: Requirements for the Existing Holding Tank Sump

Phase 1: Existing Holding Tank Sump Inspections and Repair

Until Phase 2 of this Project 6 is completed, the conditions for continuing operation of the Existing Holding Tank Sump are daily inspections; annual inspections; and as-needed repairs documented with work orders to ensure the Existing Holding Tank Sump is free of cracks, gaps, or deterioration of the concrete sump itself, as follows:

●	Daily inspection during normal operations;
●	Once-per-calendar year inspections and integrity assessments (to be performed when the Existing Holding Tank Sump is able to be emptied); and
●	Repair of any cracks, gaps, or deterioration of the concrete sump within 72 hours of discovering the crack, gap or deterioration, as noted in daily or once-per-calendar-year inspections.

Phase 2: Existing Holding Tank Sump Modifications

Mosaic’s compliance obligations with respect to the Existing Holding Tank Sump are set forth in Paragraph 16(b)(2)(ii) of the CD. The compliance schedule for the Existing Holding Tank Sump is in

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Project 8 of the Faustina Compliance Schedule set forth in Appendix 6 (RCRA Project Narrative and Compliance Schedule) to the CD.

Project 9: Inspections, Maintenance and Repair of the Granulation Sump Ditches

The conditions for continuing operation of the Granulation Sump Ditches are structural requirements; daily inspections; annual inspections; and as-needed repairs, documented with photographs and work orders to ensure the Granulation Sump Ditches are constructed of concrete that is free of cracks, gaps, or deterioration of the acid-resistant coating or concrete, as follows:

●	A one-time demonstration that the ditches are self-supporting, not dependent on the support of the surrounding soils in order to maintain their structural integrity;
●	Daily inspection during normal operations;
●	Once-per-calendar-year inspections (to be performed when the ditches are able to be emptied);
●	Repair of any cracks, gaps, or deterioration of the concrete within 72 hours of discovering the crack, gap or deterioration, as noted in daily or once-per-calendar-year inspections; and
●	Repair of any cracks, gaps, or deterioration of the acid-resistant coating, as noted in daily or once-per-calendar-year inspections, within ninety (90) days of discovery.

Mosaic’s compliance obligations with respect to the Granulation Sump Ditches are set forth in Paragraph 16(b)(2)(i) of the Consent Decree. The compliance schedule for the Granulation Sump Ditches is in Project 9 of the Faustina Compliance Schedule set forth in Appendix 6 (RCRA Project Narrative and Compliance Schedule) to the CD.

VII. Containment of Phosphoric Acid Spills and Leaks

Containable Impervious Areas

Containable impervious2 areas listed below are found in Figure 6.

1)	Phosphoric Acid Tank Farm Area Sumps
The Phosphoric Acid Tank Farm is designed to recover spills and leaks via two sumps (as described in Section IV. A). The areas between the sumps and the tanks are concreted in order to collect spills and leaks. Any material captured in the sumps is pumped back into one of the Phosphoric Acid Storage Tanks in the Phosphoric Acid Tank Farm. The configuration of the existing system is shown in Diagram 2. Project 1 will install additional secondary containment in this area. See Figure 7.
2)	A-Train Granulation plant
3)	B-Train Granulation plant
4)	C-Train Granulation plant
5)	All GPUs (See Figure 7)

2 Note, the use of the term “impervious” in this Section does not refer to a particular definition of impervious or a particular leakage rate, but instead is used to mean a surface barrier to penetration, such as concrete, liners, steel, epoxy, etc. The term impervious in this Section does not include gravel or soil.

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Diagram 2: Existing Containment for the Phosphoric Acid Tank Farm, Granulation Plants and GPHT.

As required by Paragraph 16 of the CD, spills and leaks of phosphoric acid and sulfuric acid onto containable impervious areas, designated by Figure 6, shall be recovered and transferred for use in Granulation, either directly or via the GPUs, or managed in accordance with applicable law.

Outside Impervious Areas

Spills and leaks of phosphoric acid and sulfuric acid, outside an impervious area, shall be managed and reported in accordance with all applicable law.

VIII. Process Wastewater Inventory Management Plan

Faustina uses lime to treat acidic wastewater leached from the Phosphogypsum Stack collected in the cooling pond prior to discharging it through the NPDES Outfall 001. Lime treatment is part of the Process Wastewater System management and closure plan (see Permit Nos. LA0029769, AI 2425/GD-093-0791/P-0063/CPL20050001). Lime treatment is a neutralization process that results in the formation of a fine whitish-gray sludge primarily consisting of calcium fluoride, calcium phosphate and unreacted lime solids.

Following the installation of the two new GPHTs, Mosaic plans to operate with one of the GPHTs being used for stormwater when the tank is not in service as a back-up tank to the other GPU; this will allow the stormwater to be used in Granulation or transferred to the LPDES permitted water treatment plant or LDEQ permitted effluent pond system. The foregoing shall not relieve Mosaic of its obligations under any applicable law.

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IX. Authorized Future Installations

The following projects when installed within containable impervious areas will not require prior approval by LDEQ or EPA provided that (i) Mosaic provides EPA and LDEQ with written notice at least 90 Days in advance of the reconfiguration or installation of said project. However, if as a result of circumstances that require Mosaic to install or reconfigure such equipment in less than 90 Days from the time a decision is made to undertake such action, Mosaic shall provide written notice to LDEQ and EPA as soon as possible and in all events prior to the installation or reconfiguration of such equipment; (ii) Mosaic obtains and/or modifies any permit(s) required by applicable law; and (iii) Mosaic submits to LDEQ and EPA for approval a modified version of this Facility Report with the changes identified at least 60 Days in advance of the reconfiguration or installation of said project.

1)	New phosphoric acid storage tanks may be added to the Phosphoric Acid Tank Farm area; the phosphoric acid stored in the new tank(s) will be used as a feedstock for MAP/DAP/MES production.

2)	APCDs (scrubbers) may be newly installed, replaced, or modified if they are servicing units identified in this Facility Report. APCDs may not be reconfigured to service any chemical processes other than those identified in this Facility Report absent EPA or LDEQ approval.

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Attachment A

Figures and Tables

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Figure 1: Faustina Plant A-Train and B-Train Granulation Process Flow Diagram

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Figure 2: Faustina Plant C-Train Granulation Process Flow Diagram

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Figure 3: Phosphoric Acid Transfer from Barge Unloading to the Phosphoric Acid Tank Farm

Table 2: Phosphoric Acid transfer lines from Barge Unloading to the Phosphoric Acid Tank Farm, Corresponds to Figure 3

Barge Unloading to Tank Farm	Service	Name	Description	Cleaning Frequency	Length (ft)[3]
	54% Acid/ 30% Acid	Barge Unloading Line	Transfers Acid from Barge to Tank Farm	as needed	2670
			Estimate Length- Plan View (ft)		2670
	Estimate for Existing Lines		Estimated Vertical Runs- Basis 20% Factor (Ft)		530
			Total Estimated Piping Length (ft)		3200

3 The lengths listed in this chart are estimates based on interpreting Google Earth images. The actual lengths may differ.

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Figure 4: Phosphoric Acid Transfer from the Phosphoric Acid Tank Farm (IGPUs) to the Granulation Plants

Table 3: Phosphoric Acid Transfer from the Phosphoric Acid Tank Farm (IGPUs) to the Granulation Plants, Corresponds to Figure 4

Acid Transfer Between the Phosphoric Acid Tank Farm and the Granulation Plants	Service	Name	Description	Cleaning Frequency	Length (ft)[4]
	54% Acid	A-Line	Transfers from Tank Farm to A-Train	as needed	490
	54% Acid	B-Line	Transfers from Tank Farm to B-Train	as needed	450
	54% Acid	C-Line	Transfers from Tank Farm to C-Train	as needed	700
	30% Acid	Spare Line	Transfers from Tank Farm to A-Train, B-Train or C-Train	as needed	700
			Estimate Length- Plan View (ft)		2340
	Estimate for Existing Lines		Estimated Vertical Runs- (20% Factor) (Ft)		470
			Total Estimated Piping Length (ft)		2810

4 The lengths listed in this chart are estimates based on interpreting Google Earth images. The actual lengths may differ.

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Figure 5: Phosphoric Acid Transfer from Truck Unloading to the Phosphoric Acid Tank Farm, Corresponds to Table 4

Table 4: Phosphoric Acid Transfer between Truck Unloading and Phosphoric Acid Tank Farm, Corresponds to Figure 5

54% Transfer from Truck Unloading to Tank Farm	Service	Name	Description	Cleaning Frequency	Length (ft)[5]
	54%	Truck Unloading Line	Transfers 54% acid from Truck to West Tank or East Tank (using hoses)	As needed.	30
			Estimate Length- Plan View (ft)		30
	Estimate for Existing Lines		Estimated Vertical Runs (Ft)		30
			Total Estimated Piping Length (ft)		60

5 The lengths listed in this chart are estimates based on interpreting Google Earth images. The actual lengths may differ.

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Figure 6: Current Containable Impervious Areas.

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Figure 7: Future Containable Impervious Areas and Potential Location of the Proposed GPHTs

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September 8, 2015

APPENDIX 4

FACILITY REPORT

LOUISIANA COMPLEX

UNCLE SAM, LOUISIANA

EXECUTIVE SUMMARY

These summary tables provide an overview of the Upstream Operations, Downstream Operations, Mixed-Use Units, Grandfathered Units, and Recovery Units at Mosaic Fertilizer, LLC’s Uncle Sam Facility. For Upstream Operations, the table only includes tanks that store phosphoric acid prior to the generation of the First Saleable Product. Piping associated with those tanks is considered part of Upstream Operations unless designated otherwise in the Facility Report. Nothing in these summary tables overrides subsequent details provided in diagrams and text.

Table 1. Unit Designations

Units in Upstream Operations
Tank Name	Tank No. from Figure 6	Phosphoric Acid Service (%)	Alternate Name(s)
Phosphoric Acid Reactor North	027	30	North Attack Tank[1], TNK027
Phosphoric Acid Reactor South	028	30	South Attack Tank, TNK028
North Filtrate Tank	036	30	TNK036, North Filtrate Seal Tank, #1 Filtrate, #2 Filtrate, #3 Filtrate
South Filtrate Tank	050	30	TNK050, South Filtrate Seal Tank, #1 Filtrate, #2 Filtrate, #3 Filtrate
North Gypsum Slurry Tank	041	Gypsum slurry	North Gyp Tank
South Gypsum Slurry Tank	056	Gypsum slurry	South Gyp Tank
North 30% Clarifier Feed Storage Tank	149	30	North 30% Tank, TNK149
South 30% Clarifier Feed Storage Tank	150	30	South 30% Tank, TNK150
Storage Tank C	125	40	40% Clarifier, 40 Clarifier, TNK125
Storage Tank D	126	30 or 54	TNK126, D Tank, D Clarifier
Storage Tank E	127	30	TNK127, E Tank
North Cross Flow Scrubber		N/A	APCD
South Cross Flow Scrubber		N/A	APCD
First Stage Evaporators (#1, #2, #7, #8)		30 - 40
2nd Stage Evaporators (#4, #5)		40 - 47
North Swift Tower Seal Tank	065	Pond water

1 Names that are used in Block Flow Diagram, Figure 3 are shown in italic font.

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Mixed Use Units
Tank Name	Tank No. from Figure 6	Phosphoric Acid Service (%)	Alternate Name(s)
Final stage evaporator (#6) (#3 is a swing unit)		54
30% Phos Acid Clarifier	179	30	30% Clarifier, TNK179
Storage Tank F	128	30	TNK128, F Tank, Evaporator Feed Tank
Scrubber #1	001	Process wastewater	APCD
Scrubber #2	002	Process wastewater	APCD

BHT Recovery Units (Tanks)
Tank Name	Tank No. from Figure 6	Phosphoric Acid Service (%)	Alternate Name(s)
FSA Storage A Reactor	106	FSA, Product	FSA Product Tank A, TNK106, A Reactor
“B” Blending and Barge Loading Tank	155	30 or 54	“B” Blend/Barge Loading Tank, B Barge Loading Tank, TNK155
Storage Tank G	121	HSA	G Tank, High Solids Acid (HSA) Tank
G Tank Scrubber	003	Process wastewater	APCD
Boilout Tank	151	Cleaning solution	FSACS make-up tank
Storage Tank A	123	54	50% Clarifier, A 50 Clarifier, TNK123, A Tank
Storage Tank B	124	54	50% Clarifier, B 50 Clarifier or TNK124 or B Tank
BHT (to be modified)	126	Cleaning solution	Big Holding Tank
Back Up BHT (to be modified)	124	Cleaning solution
A Scrubber (FSA)	004	Process wastewater	APCD
B Scrubber(FSA)	005	Process wastewater	APCD
Any barges used to transport a phosphoric acid First Saleable Product from Mosaic Uncle Sam		Phosphoric acid First Saleable Product

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BHT Recovery Units (Transfer Lines)
Line Name	Figure No	Service/ Description	From	To
Barge Transfer Line	Figure 5	Transfers 30% or 54% acid or HSA	B Barge Loading Tank	Barge for transport offsite
East or West transfer line		Transfers 54% acid	A or B Storage Tanks	B Barge Loading Tank

South FSA Line	Figure 4	Transfers FSA	FSA South Seal Tank	FSA Storage A Reactor,

Grandfathered Units
Tank Name	Tank No. from Figure	Service	Alternate Name(s)
FSA Swift Towers		FSA	Swift Towers
FSA South Seal Tank	066	FSA	South Silly Acid Seal Tank

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APPENDIX 4

FACILITY REPORT

MOSAIC FERTILIZER, LLC

LOUISIANA COMPLEX

UNCLE SAM, LOUISIANA

EPA ID: LAD 059 545 756

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I. Introduction

All capitalized terms not otherwise defined in this Facility Report shall have the meaning set forth in the Consent Decree.

A. Purpose

The purposes of this Facility Report are to:

1.	Identify Mosaic Fertilizer, LLC’s (Mosaic) Upstream Operations (Upstream) and Downstream Operations (Downstream) at its Uncle Sam Facility (Mosaic Uncle Sam), its Mixed-Use air pollution control devices (APCDs), and Mixed-Use tanks, pipes, and other ancillary equipment involved in the production of phosphoric acid.
2.	Identify certain units associated with Downstream Operations from which the cleaning wastes may be managed with wastes from Upstream Operations due to the particular configuration of the Facility (Grandfathered Units).
3.	Identify compliance projects set forth in Section VI. Compliance Projects of this Report, including the Big Holding Tank (BHT).
4.	Identify certain Downstream Units associated with Mosaic’s BHT project (BHT Recovery Units). Waste streams from these units will be recovered into Upstream Operations as designated in this Report or to the BHT in accordance with Section VI. Compliance Projects, of this Report.
5.	Within the Phosphoric Acid Plant Only, address phosphoric acid, sulfuric acid, and FSA product spills and leaks in accordance with Section VII. Containment of Phosphoric Acid, Sulfuric Acid and FSA Product Spills and Leaks, of this Report.
6.	Identify categories of future equipment installations, some wastes from which may be co-managed with Bevill-Exempt wastes when meeting the conditions set forth in Sections VIII. Proposed Phosphoric Acid Production Operations, Section IX. Non-Phosphoric Acid Production Proposed Projects and Section X. Authorized Future Installations, of this Report.

Hazardous wastes generated from the production of sulfuric acid, wastes related to the transport of sulfuric acid to the phosphoric acid plant, and wastes generated from the cleaning of sulfuric acid transportation-related equipment are not within the scope of this Report.

B. Overview2

A major purpose of the Facility Report is to specify how Mosaic shall handle wastes from designated units at the Uncle Sam Facility. For the units designated as part of Upstream or Downstream Operations or identified as Mixed-Use, Grandfathered or Big Holding Tank (BHT) Recovery Units, wastes shall be handled as described below. The potential influents to the designated units are: BHT Effluent, Fluorosilicic Acid (FSA), Fluorosilicic Acid Cleaning Solution (FSACS), Non-Hazardous Aqueous Cleaning Solution (NHACS), Process Wastewater, Phosphogypsum Stack System Wastewater, Phosphoric Acid Cleaning Solution (PACS),

2 This Overview Section summary is provided solely for informative purposes and does not replace, modify, or supersede the provisions specified in the Consent Decree or the substantive terms in the succeeding sections of this Facility Report.

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Sulfuric Acid Cleaning Solution (SACS), and spills and leaks of phosphoric acid, sulfuric acid, and FSA in Containable Impervious Areas.

A.	Wastes generated from Upstream/Mixed-Use/Grandfathered Operations.

1.	Cleaning Solutions Wastes.
a.	If NHACS, Phosphogypsum Stack System Wastewater, and/or Process Wastewater have been used to clean these units, the wastes from these units may be input to Upstream Operations or discharged to the Phosphogypsum Stack System.

b.	Prior to commencement of the BHT, if FSACS, SACS, or PACS are used to clean these units, the wastes from these units may continue to be managed consistent with Mosaic’s consolidated waste management practices submittal dated September 8, 2015. Following commencement of operations of the BHT, if FSACS, SACS, PACS or BHT Effluent are used to clean these units, the wastes from these units may be input to the BHT for use in Upstream Operations in accordance with Section VI. Compliance Projects of this Report, except in the case of a BHT process upset (see below).

c.	Following commencement of operations of the BHT, if Mosaic does not utilize the BHT to recover cleaning wastes identified in (b) above, or if any cleaning solutions other than those listed in (a) & (b) above are used to clean these units, Mosaic shall make a RCRA hazardous waste determination and manage the wastes in accordance with RCRA.

2.	Scrubber Wastes. Wastes from normal operations (i.e., scrubber effluent) may be input to Upstream Operations or discharged to the Phosphogypsum Stack System or handled in accordance with the LPDES permit. Scrubber cleaning wastes must be managed as described in 1. above or handled in accordance with the LPDES permit.

3.	Spills and Leaks. These are handled in accordance with the Best Management Practices (BMP) Plan and Section VII. Containment of Phosphoric Acid, Sulfuric Acid and FSA Product Spills and Leaks. Spills and leaks of phosphoric acid, sulfuric acid, FSA, SACS, PACS, FSACS or BHT Effluent in Containable Impervious Areas may be returned to a tank with similar material or input to the BHT for use in Upstream Operations in accordance with Section VI. Compliance Projects of this Report. Spills and leaks of Process Wastewater, Phosphogypsum Stack System Wastewater or NHACS in Containable Impervious Areas may also be returned to the BHT, when these spills and leaks are mixed with phosphoric acid, sulfuric acid, FSA, SACS, PACS, FSACS or BHT Effluent.

B.	Wastes generated from BHT and BHT Recovery Units.
1.

BHT Recovery Units. Prior to commencement of the BHT, if SACS, PACS, FSACS, NHACS, Process Wastewater, or Phosphogypsum Stack System Wastewater are used to clean BHT Recovery Units, the wastes from these units

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may continue to be managed consistent with Mosaic’s consolidated waste management practices submittal dated September 8, 2015. Following commencement of operations of the BHT, if SACS, PACS, FSACS, NHACS, Process Wastewater, Phosphogypsum Stack System Wastewater, or BHT Effluent are used to clean BHT Recovery Units, the wastes from these units may be input to the BHT for use in Upstream Operations in accordance with Section VI. Compliance Projects of this Report or managed in accordance with Section 2 Phosphoric Acid Plants Cleaning Procedures (Phosphoric Acid Tank and Equipment Cleaning – BHT Recovery Units) of the BMP.

2.	BHT. Influents to the BHT are limited to the following: (i) wastes generated from the use of SACS, PACS, FSA, FSACS, NHACS, Phosphogypsum Stack System Wastewater, Process Wastewater, and BHT Effluent; (ii) spills and leaks of phosphoric acid, sulfuric acid, and FSA in Containable Impervious Areas; (iii) sulfuric acid for SACS make-up; and (iv) spills and leaks per A.3 above. BHT operation is described in Section VI. Compliance Projects, A.2. Project Operations of this Report. BHT Effluent may be input to Upstream Operations or used for cleaning of the BHT Recovery Units and returned to the BHT. The BHT itself is designated a BHT Recovery Unit, and therefore for wastes generated from cleaning the BHT itself, see B.1 above.

3.	Process Upset. In the event of a process upset that prevents the recovery of cleaning solutions via the BHT, then Mosaic (1) shall not discharge to the Phosphogypsum Stack System any SACS, PACS, BHT Effluent, FSA, or FSACS used in cleaning those units affected by the process upset; and (2) shall make a RCRA hazardous waste determination of any cleaning wastes generated from BHT Recovery Units and manage such wastes in accordance with RCRA.

C.	Wastes generated from Downstream Operations only.

Prior to commencement of the BHT, the wastes from these units may continue to be managed consistent with Mosaic’s consolidated waste management practices submittal dated September 8, 2015. Following the commencement of the operation of the BHT, if the Downstream wastes are not sent to the BHT for recovery and reuse, Mosaic shall make a hazardous waste determination of such wastes and manage them in accordance with RCRA. With the exception of A Scrubber (004), B Scrubber (005) and G Tank Scrubber, following the commencement of the operation of the BHT, downstream scrubber effluent shall not be discharged to the Phosphogypsum Stack System. A Scrubber (004), B Scrubber (005), and G Tank Scrubber will continue to discharge effluent back into the Phosphogypsum Stack System after the commencement of the operation of the BHT and until Uncle Sam Compliance Project 4 (Scrubber System Upgrades) as described in Section VI (Compliance Projects) is completed, at which time A Scrubber (004), B Scrubber (005), and G Tank Scrubber will be replaced by a combined scrubber designated as a Mixed-Use unit that will continue to recirculate Phosphogypsum Stack System Wastewater as a scrubbing media.

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II. Background3

Mosaic’s Uncle Sam Facility primarily produces unclarified 54%4 phosphoric acid (P2O55) referred to as 54% Run of Plant (ROP), clarified 54% phosphoric acid referred to as 54% clarified ROP, High Solids Acid (HSA) and Fluorosilicic Acid (FSA). The 54% ROP, 54% clarified ROP, HSA, a clarified intermediate grade of acid (30% P2O5), and blends thereof are transported via barge across the Mississippi River to Mosaic’s Faustina facility where they are used to produce the granulated ammoniated phosphate fertilizers: monoammonium phosphate (MAP), diammonium phosphate (DAP) and MicroEssentials (MES).

Mosaic Uncle Sam produces phosphoric acid by the digestion of phosphate rock imported from Florida and other places with sulfuric acid. Mosaic Uncle Sam manufactures phosphoric acid in a single Phosphoric Acid Plant (PAP) with two distinct reactors. The reaction yields 30% P2O5 and Phosphogypsum (gypsum). Gypsum is filtered from the phosphoric acid on rotating pan filters, slurried with process wastewater in Gypsum Slurry Tanks, and then the resultant slurry is pumped to a Phosphogypsum Stack (gypstack). Because the production of phosphoric acid is a water-intensive process and water is used throughout the process (e.g., in the ball mills, and as a pipe and tank cleaning agent), approximately 1.5 billion gallons of Process Wastewater is constantly stored in and circulating throughout the facility’s Phosphogypsum Stack System.

Mosaic Uncle Sam deposits slurried gypsum in a Phosphogypsum Stack located east of the facility.

Mosaic Uncle Sam’s Phosphogypsum Stack System includes a pond system that consists of four cooling ponds located directly east of the production complex and the ponds’ connecting ditches. Mosaic operates the Phosphogypsum Stack System under a Gypsum Management Area Solid Waste Permit issued by the Louisiana Department of Environmental Quality (LDEQ).

III. First Saleable Products

The line marking the division between Upstream and Downstream Operations lies at the point of generation of the First Saleable Product. Mosaic Uncle Sam has the capability to generate four first Saleable Products that are transported via barge to Mosaic’s Faustina facility to be used as direct feed stocks to MAP, DAP and MicroEssentials® production:

●	30% clarified acid;
●	54% unclarified ROP (greater than 1% solids);
●	54% clarified ROP;
●	HSA (High solids acid);

3 This Background Section is provided solely for informative purposes and is not a definitive or exhaustive description of the Facility or its operations.

4 All phosphoric acid concentrations are approximate and fluctuate slightly

5 Note that although the terms P2O5 and phosphoric acid (H3PO4) are used interchangeably, the concentrations are not interchangeable. Mosaic manufactures phosphoric acid, however, in this document we refer to the concentration of the acid in terms of P2O5 concentration, rather than phosphoric acid concentration. P2O5 concentration can converted to an approximate concentration of phosphoric acid by multiplying by 1.3808. Phosphoric acid is converted to an approximate concentration of P2O5 by multiplying by 0.7242.

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Downstream Operations at Mosaic Uncle Sam are associated with the storage and transport or use of these saleable commodities. In conjunction with the production of 30% acid and the production of 50% clarified acid, Mosaic Uncle Sam recovers fluoride vapors to produce FSA as a First Saleable Product.6

IV. Phosphoric Acid and FSA Production – Phosphoric Acid Plant

Figure 6 identifies Upstream Operations, Downstream Operations, Mixed-Use Units and Grandfathered Units for the Phosphoric Acid Plant. This figure does not identify all BHT Recovery Units-Downstream.

A. Standard Acid Flow Configuration

The Phosphoric Acid Plant produces three concentrations of phosphoric acid for use in fertilizer manufacturing: 30% P2O5, 40% P2O5 and 54% P2O57,8. The 30% acid that is not used directly as feedstock to fertilizer manufacturing is further processed into 54% P2O5 in Upstream Operations. The typical phosphoric acid manufacturing process described below is illustrated in process block flow Diagram (Figure 3). Deviations from the standard acid flow configuration are necessary on periodic short-term intervals.

Mosaic Uncle Sam produces phosphoric acid in two reactors within the Phosphoric Acid Plant designated as Phosphoric Acid Reactor North A&F (Attack & Filter) (TNK027) and Phosphoric Acid Reactor South A&F (TNK028). The acid from both reactors mixes at the North 30% Clarifier Feed Storage Tank (“North 30% Tank” - TNK149) and the South 30% Clarifier Feed Storage Tank (“South 30% Tank” - TNK150). Prior to mixing at the North 30% Tank (TNK149) and South 30% Tank (TNK150), the acid flows as follows:

Phosphoric Acid Reactor North A&F (Upstream):

Post-reactor, unclarified 30% acid is gravity fed to the North Filtrate Tank (TNK036) via the North Filter and then pumped to either the North 30% Tank (TNK149) or the South 30% Tank (TNK150).

Phosphoric Acid Reactor South A&F (Upstream):

Post-reactor, unclarified 30% acid is gravity fed to the South Filtrate Tank (TNK050) via the South Filter and then pumped to either to the North 30% Tank (TNK149) or the South 30% Tank (TNK150).

6 As of the date of this Facility Report, Uncle Sam only produces FSA for use as a cleaning solution.

7 Note that although the terms P2O5 and phosphoric acid (H3PO4) are used interchangeably, the concentrations are not interchangeable. Mosaic manufactures phosphoric acid, however, in this document we refer to the concentration of the acid in terms of P2O5 concentration, rather than phosphoric acid concentration. P2O5 concentration can be converted to an approximate concentration of phosphoric acid by multiplying by 1.3808. Phosphoric acid is converted to an approximate concentration of P2O5 by multiplying by 0.7242.

8 All phosphoric acid concentrations are approximate and fluctuate slightly.

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1)	30% Acid processed to 30% Clarification (Upstream) or transported to Faustina to manufacture DAP/MAP (Downstream)
●	30% acid from the North 30% Tank (TNK149) and the South 30% Tank (TNK150) is pumped via a single line to the 30% Phos Acid Clarifier (TNK179) (Mixed Use);
o	Underflow (solids) from the 30% Clarifier (TNK179) is pumped to either the Phosphoric Acid Reactor North A&F or Phosphoric Acid Reactor South A&F for acid recovery (Upstream);
o	Overflow (30% clarified acid) from the 30% Phos Acid Clarifier (TNK179) is pumped to:
1.	Storage Tanks D (TNK126) and E (TNK127) (Upstream), and/or F (TNK128) (Mixed Use); and/or
2.	Directly to the “B” Blend/Barge Loading Tank (TNK155) (BHT Recovery Units);

2)	30% Acid Processed to 40% Clarification (Upstream)
●	Clarified 30% acid is pumped from Storage Tanks D (TNK126), E (TNK127) or F (TNK128) via the North or South Evaporator Feed Pumps to the Booster Stage Evaporators 7, 8 and then to the 1st Stage Evaporators #1, #2, #3 where it is concentrated to 40% acid (Upstream);

3)	40% Acid processed to 54% Acid
●	40% acid from the 1st Stage Evaporators (#1, #2, #3) is pumped to the 40% Clarifier (TNK125) (Upstream);
o	Underflow (solids) from the 40 Clarifier (TNK125) is pumped to any of the following:
1.	the North and South 30% Tanks (TNK149 and TNK150) where it reenters the phosphoric acid production circuit (Upstream);
2.	directly to the Phosphoric Acid Reactor North A&F; or
3.	directly to the Phosphoric Acid Reactor South A&F for acid recovery.
o	Overflow (clarified 40% acid) is pumped from the 40 Clarifier (TNK125) to the 2nd Stage Evaporators #4 & #5 and then to the Final Stage Evaporator #6 (or #3 when it is used as a final stage).
●	From the Final Stage Evaporator #6 or #3 (when it is used as a final stage), the unclarified 54% acid (54% ROP) is pumped to:
o	the “B” Blend/Barge Loading tank (TNK155) for transport to Faustina for use in MAP production (BHT Recovery Units); or to
o	Storage Tank A (A 50 Clarifier/TNK123) or Storage Tank B (B 50 Clarifier/TNK124) (BHT Recovery Units).
●	Storage Tank A (TNK 123) and Storage Tank B (TNK 124) can be used to clarify 54% acid.
●	From Storage Tanks A (TNKI 123) or Storage Tank B (TNK 124), 54% acid is transferred to:
o	“B” Blend/Barge Loading Tank (TNK155) (BHT Recovery Units) via the East or West Transfer Lines for transport to Faustina for DAP/MAP production (Downstream); or

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o	If Storage Tank A (TNK123) or Storage Tank B (TNK124) are used as clarifiers, underflow (referred to as High Solids Acid or “HSA”), is transferred to Storage Tank G (TNK121) and then to the “B” Blend/Barge Loading Tank (TNK155) (BHT Recovery Units) via the East or West Transfer Lines (BHT Recovery Units) for transport to Faustina for DAP/MAP production (Downstream).
●	From the “B” Blend/Barge Loading tank (TNK155) acid is transferred to the barges via the Barge Transfer Line (BHT Recovery Units).

B. Alternative to Standard Acid Flow Configuration

Note: Mosaic Uncle Sam has the capability to route around all clarifier feed tanks, clarifiers, and storage tanks within the phosphoric acid process on a temporary or permanent basis, with the exception of the following:

●	Phosphoric Acid Reactor North A&F;
●	Phosphoric Acid Reactor South A&F;
●	Filters;
●	Gypsum Slurry Tanks.

C. Acid Transfers to Downstream Operations

1)	Acid Transfer from the Phosphoric Acid Plant to Barge Loading (BHT Recovery Units)

Mosaic Uncle Sam - has one primary transfer line that serves to transport 30% phosphoric acid, 54% phosphoric acid, and High Solids Acid to the barges for transfer into one of four phosphoric acid holding tanks at Mosaic’s Faustina facility for use in the production of DAP/MAP. The transfer line is cleaned with a cleaning solution to remove precipitated solids and scale to maintain acceptable pressure levels and acid flow rates. This line may be cleaned and the acid-containing waste recovered via the Big Holding Tank. The location of the transfer line is illustrated in Figure 5. The line length and cleaning frequency is listed in Table 4.

D. Fluorosilicic Acid (FSA) Standard Process Configuration

Mosaic Uncle Sam captures fluoride vapors from 2nd Stage (#4, #5) and Final Stage (#6) Evaporators to produce FSA for use as a cleaning solution. A generic depiction of the FSA production process is illustrated in Diagram 1.

The second (#4, #5) and final Stage (#6) Evaporators each have a FSA production unit, also called a “Swift Tower,” integrated with a barometric condenser. The Swift Tower receives gas emitted from the concentration of 40% P2O5 to 54% P2O5 through evaporation. The gas is condensed in the Swift Tower and the liquid is continuously recirculated through a seal tank and back through the Swift Tower to maintain the seal and operation of the FSA Swift Tower.

FSA is not always produced. When FSA is not being produced for use as a cleaning solution, the gases pass through the Swift Tower to the barometric condenser, there is no recirculation of FSA through the Swift Tower, and therefore FSA is not produced. Even when FSA is not being produced, the FSA Seal Tank remains an essential part of the Phosphoric Acid Evaporator circuit by sealing the Swift Tower downleg.

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When FSA is being produced for use as a cleaning solution, recirculated liquid will continue to absorb fluoride vapors until the desired quality of FSA is obtained.

Once the FSA reaches the desired quality for use as a cleaning solution, a slip stream from the recirculation line between the FSA Seal Tank and FSA Swift Tower is sent to the A Reactor Storage Tank (TNK106) where it can then be used as a cleaning solution.

Prior to commencement of operations of the BHT, FSA produced for use as a cleaning solution may continue to be managed consistent with Mosaic’s consolidated waste management practices submittal dated September 8, 2015. Following commencement of operations of the BHT, FSA produced for use as a cleaning solution may be used and then must be sent to the Big Holding Tank, as described in Section VI (Compliance Projects) of this Report, for recovery of acid values.

Diagram 1:  General block flow diagram of fluorosilicic acid production.

Typical Single Stage Phosphoric Acid Evaporator System with FSA Recovery

Transfer of FSA

1)	FSA Transfer from the South Seal Tank to FSA Storage A Reactor (TNK 106) for use as a cleaning solution.

Mosaic has two transfer lines that serve to transport FSA from FSA South Seal Tank (TNK 066) to FSA Storage A Reactor (TNK 106). The transfer lines are cleaned with a cleaning solution as needed to remove precipitated solids and scale to maintain acceptable pressure levels and acid flow rates. This line may be cleaned and the acid-containing waste recovered via the Big Holding Tank.

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The location of the transfer lines is illustrated in Figure 4. The line length and cleaning frequency is listed in Table 2.

V. Configuration Equipment Designations

A. Phosphoric Acid Plant and FSA

Figure 6 depicts Upstream Units, Mixed-Use Units, BHT Recovery Units, and Grandfathered Units.

1. Upstream Operations

The following processes, tanks, and associated equipment used in the production, concentration, transport, and storage of 30% and 40% phosphoric acid, and the concentration of 40% phosphoric acid to 54% phosphoric acid, serve only Upstream Operations.

●	Phosphoric Acid Reactor North A&F and Phosphoric Acid Reactor South A&F through filtration, recovery of 30% acid (when the acid is not diverted to Faustina for MAP/DAP production), including North and South Filtrate Tanks, North and South Filter and North and South Filter Gypsum Slurry Tanks
●	North 30% Tank (TNK149)
●	South 30% Tank (TNK150)
●	40 Clarifier (TNK125)
●	#7, 8, 1 and 2 Evaporators
●	Second stage Evaporators #4 and #5
●	North Swift tower Tank (TNK065) (Note: Process Wastewater is added to the north swift tower tank and recirculated though the swift tower for heat recovery and used on the filter as cake wash. Fluorine is not recovered for FSA production.)
●	Storage Tank D (126)
●	Storage Tank E (127)

APCDs

●	North Cross Flow Scrubber evacuates fumes from:
-	South Attack Tank
-	South Filter fume hood vent and/or
-	North Attack Tank
-	North Filter fume hood vent

●	South Cross Flow scrubber evacuates fumes from:
-	North Attack Tank
-	North Filter fume hood vent and/or
-	South Attack Tank

●	South Filter fume hood vent

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2. Mixed-Use Units

The following tanks with associated Upstream equipment in the Phosphoric Acid Plant are Mixed-Use.

Phosphoric Acid Tanks

The following tanks identified as Mixed-Use Units in the Phosphoric Acid Plant serve Upstream Operations but may also serve as storage for feed stocks to Downstream Operations:

●	30% Phos Acid Clarifier (TNK179)
●	F (TNK128)
●	#3 (swing) and 6 Final stage Evaporators

  Transfer Lines

  None

APCDs

●	Scrubber #1 evacuates fumes from:

Storage Tank A (TNK123)

-	Storage Tank B (TNK124)
-	Storage Tank C (TNK125)
-	Storage Tank D (TNK126)

●	Scrubber #2 evacuates fumes from:
-	Storage Tank E (TNK127)
-	Storage Tank F (TNK128)

Upon completion of Mosaic Uncle Sam’s Compliance Project 4 (Scrubber System Upgrades) as described in Section VI (Compliance Projects), which will replace Scrubber #1, Scrubber #2 (Mixed Use Units), G Tank Scrubber (BHT Recovery Unit) and the A Scrubber (004) and B Scrubber (005) (BHT Recovery Units) with a single combined scrubber, Mosaic Uncle Sam’s new single scrubber (Tank Farm Scrubber) shall be designated as Mixed-Use.

3. BHT Recovery Units

The following tanks and acid transfer lines are identified as BHT Recovery Units located within the Phosphoric Acid Plant and serve as storage or transport for feedstocks to Downstream Operations.

BHT Recovery Units are part of Downstream Operations. Wastes from BHT Recovery Units are recovered into Upstream Operations as designated in this Facility Report or to the BHT itself as described in Section VI (Compliance Projects 1 and 2) of this Report. The BHTs that Mosaic will install in accordance with Section VI below are also BHT Recovery Units.

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Phosphoric Acid Tanks

●	Storage Tank G (TNK 121)
●	Storage Tank A (TNK123)
●	Storage Tank B (TNK 124)
●	B Blending and Barge Loading Tank (Blend Tank – TNK155)
●	Any barges used to transport a phosphoric acid First Saleable Product from Mosaic Uncle Sam[9]

Transfer Lines

●	Barge Transfer Line (Table 3/Figure 5)
●	East & West Transfer lines

FSA Tanks

●	FSA Storage A Reactor (TNK106)

FSA Transfer Lines

●	Transfer lines from the FSA South Seal Tank to the FSA Storage Tank (TNK106) (Table 2/ Figure 4)

APCDs

●	A Scrubber (004) & B Scrubber (005)share a connection and collectively pull fumes from:
-	FSA Storage A Reactor (TNK106)
-	“B” Blending and Barge Loading Tank (TNK155)

●	G Tank Scrubber evacuates fumes from:
-	Storage Tank G (TNK121)

The A Scrubber (004) and B Scrubber (005) associated with FSA production and the G Tank Scrubber are BHT Recovery Units; they will continue to discharge effluent back to the Phosphogypsum Stack System until Uncle Sam Compliance Project 4 (Scrubber System Upgrades) as described in Section VI (Compliance Projects) is completed. Upon completion of Mosaic Uncle Sam’s Compliance Project 4, which will replace the G Tank Scrubber (BHT Recovery Unit), #1 and #2 Scrubbers (Mixed-Use Units) and the A Scrubber (004) and B Scrubber (005) (BHT Recovery Units) with a single combined scrubber designated as the Tank Farm Scrubber, the Tank Farm Scrubber will be designated as a Mixed-Use Unit and will continue to use Process Wastewater as the scrubbing medium.

9 The barges were sold to a third party that will own and operate the barges exclusively for Mosaic. Mosaic’s cleaning of the barges and handling of cleaning wastes will continue to be managed pursuant to the Consent Decree.

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4. Grandfathered Units

The following units serve Downstream Operations but are not feasibly segregated from Upstream Operations. The wastes from these units may be managed with wastes from Upstream Operations.

FSA Tanks

●	FSA South Seal Tank (TNK066);
●	FSA Swift Towers (evaporators, #4, #5 and #6);

B. Granulation Plants

Mosaic Uncle Sam has no Granulation Plants on site. Granulation is performed at Mosaic’s Faustina facility.

VI. Compliance Projects

The projects described below are not all the projects in Appendix 6 (Compliance Schedule) to the Consent Decree but are the projects that are recovery related – the BHT. Timeframes for completion of the projects are found in Appendix 6 (Compliance Schedule) to the Consent Decree.

Projects 1 and 2 comprise a plan that will enable Mosaic Uncle Sam to clean Upstream, Mixed-Use, Grandfathered, and BHT Recovery Units and recover acid values from the wastes as described below.10

A. BHT and Cleaning Solution Return Piping

1. Project Descriptions

Project 1: Big Holding Tank and Wash Solution System in the Phosphoric Acid Plant

The Big Holding Tank and wash solution system (together designated the “BHT system”) project in the Phosphoric Acid Plant shall install new or convert an existing tank(s), piping, and controls to enable Mosaic to recover the value of wastes as specified in Section VI.A.2. Project Operations, below.

Mosaic Uncle Sam plans to convert Storage Tank D (TNK126) to be the primary BHT. Storage Tank E (TNK124) will be the designated back-up tank (which when used in other services shall not alter or nullify the status of the backup tank as a BHT Recovery Unit or preclude its use as a part of Upstream Operations, if appropriate). The backup tank will be used during cleaning or maintenance of the BHT tank. Cleaning waste from the BHT backup tank(s) will be handled in the same way as the cleaning waste from the BHT itself as described in Section 2. Phosphoric Acid Plant Cleaning Procedures of the BMP.

10 The project numbers coincide with the project numbers in Appendix 6 (Compliance Schedule), and therefore are not sequential.

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In addition, new or upgraded pumps, motors, small pump tanks, and instrumentation may be needed to ensure the return to the BHT cleaning wastes and spills and leaks of: (1) phosphoric acid, sulfuric acid, FSA, SACS, PACS, FSACS, or BHT Effluent; or (2) NHACS, Process Wastewater, or Phosphogypsum Stack System Wastewater when mixed with any of the preceding solutions due to spills, leaks, or cleaning of leaks and spills. Project 1 necessarily coincides with Project 2 below.

Project 2: Cleaning Solution Return Piping

Mosaic will install new piping to enable Mosaic to (1) clean phosphoric acid transfer lines from the Phosphoric Acid Plant to the Barge Loading and return those cleaning wastes to the BHT; (2) clean BHT Recovery Units located at the Phosphoric Acid Plant and the Barge Loading and return those wastes to the BHT; and (3) clean FSA system and return wastes to the BHT.

2. Project Operations

The wash solution system will be comprised of the BHT and the Boilout (SACS/FSACS) tank(s), along with pumps and piping to supply cleaning solution to units that are part of Upstream Operations or, are identified as Mixed-Use, Grandfathered, or BHT Recovery Units.

Phosphogypsum Stack System Wastewater, Process Wastewater, fresh water, condensate or other water sources may be mixed with sulfuric acid, FSA or BHT Effluent in the Boilout tank(s) or BHT. The equipment and lines that are part of Upstream Operations or are identified as Mixed-Use, Grandfathered, or BHT Recovery Units may be washed with SACS or FSACS either from the BHT or the Boilout tank and the solutions may be returned to the BHT.

In addition, the BHT will enable Mosaic to recover the value of wastes generated from the use of SACS, FSA, FSACS, PACS, NHACS, Process Wastewater, Phosphogypsum Stack System Wastewater, BHT Effluent from pipes, tanks, process equipment, or other storage or transport units that: (i) are part of Upstream Operations, (ii) serve to manage, store, or transport Bevill-Exempt Wastes; or (iii) are identified as Mixed-Use, Grandfathered Units, or BHT Recovery Units in this Facility Report. In accordance with the BMP, the BHT will also enable Mosaic to recover spills and leaks in Containable Impervious Areas described in Section VII of this report.

The BHT shall in turn return the recoverable streams into Upstream Operations where their values are recovered or managed through the following (Figure 1):

1.	as an intermediate wash on the filter, prior to the final cake wash, to inhibit scale formation. This wash ultimately circulates back to the reactor (attack tank); and/or
2.	as direct make up to the phosphoric acid reactors; and/or
3.	added to the rock grinding circuit where it will ultimately end up in the slurry fed into the phosphoric acid reactors; and/or
4.	Discharged to the Phosphogypsum Stack System, if in compliance with the LDR standards set forth in 40 C.F.R. Part 268, Subpart D; and/or
5.	if the P2O5 content is at least 8%, the BHT Effluent may be placed in the evaporator feed tanks for P2O5 recovery.

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Figure 1: BHT Influents and Effluents11

11 This Figure is a simplification of the management requirements for BHT inputs and effluents. Nothing in this Figure substitutes for or overrides the narrative descriptions in this Facility Report.

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Figure 2: BHT Inputs and Effluents

* Spills and Leaks include: P2O5, H2SO4, FSA and mixtures of the proceeding with Process

Wastewater, Phosphogypsum Stack Water and NHACS

B. Scrubber System Upgrades

Project 4: Scrubber System Upgrades

Mosaic will install a single large scrubber to replace five existing ejector venturi scrubbers (A Scrubber (004), B Scrubber (005), #1 Scrubber, #2 Scrubber, and G Tank Scrubber) located in the phosphoric acid and FSA storage areas. These scrubbers serve Upstream, Mixed Use and Downstream tanks. The new scrubber will be named the Tank Farm Scrubber and will reduce usage of the Process Wastewater by approximately 200-600 gallons per minute.

VII. Containment of Phosphoric Acid, Sulfuric Acid and FSA Product Spills and Leaks within the Phosphoric Acid Plant

Any impervious12 manufacturing or storage areas not identified in this section as Containable Impervious Areas are considered to be Non-Segregable Areas.

Non-Segreable Areas

Approximately 20% of Mosaic Uncle Sam’s Phosphoric Acid Plant has a concrete pad installed within the process areas (Figure 7: Phosphoric Acid department concreted areas and water trenches). In several areas, the concrete pad is sloped towards trenches that transport any leaks and spills to the 04 Basin active water reservoir. Due to the engineered slope of the concrete pad in these areas and the configuration of the Phosphoric Acid Plant, spills and leaks of phosphoric acid, sulfuric acid, and FSA onto the concrete pad cannot be feasibly segregated (“Non-

12 Note, the use of the term “impervious” in this section does not refer to a particular definition of impervious or a particular leakage rate, but instead is used to mean a surface barrier to penetration, such as concrete, liners, steel, epoxy, etc. The term impervious does not include gravel or soil.

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Segregable areas”) and are mixed in the trenches with the Process Wastewater flowing to the Phosphogypsum Stack System and managed pursuant to Appendix 5, BMP. Mosaic may manage spills and leaks of phosphoric acid, sulfuric acid, and FSA within the concrete areas of the Phosphoric Acid plant (delineated in Figure 6) in accordance with the BMP.

Containable Impervious Areas

Portion of 04 Area that encompasses the B Barge Loading Tanks and the FSA Tanks, including the FSA Pad Sump.

●	30% clarifier containment area
●	7/8 Evaporator Bank
●	Phosphoric Acid Product Tank Farm (Tanks A, B, C, D, E and F) upon completion of Project 5 “Tank Farm Containment” in Appendix 6 (Compliance Schedule)

Spills and leaks of phosphoric acid, sulfuric acid, and FSA onto impervious areas designated by Figure 6: Equipment designations for Upstream, Mixed Use, Grandfathered and BHT Recovery Units with Containable Impervious Area delineations. Containable Impervious Areas shall be separately contained and then recovered, or managed in accordance with the BMP. The foregoing shall not relieve Mosaic of its obligations under any applicable law.

Other Areas

Any leak or spill of a hazardous material, including phosphoric acid, FSA and sulfuric acid, that is not contained within Containable Impervious Areas or Non-Segregable Areas of the plant shall be managed and reported in accordance with the BMP. The foregoing shall not relieve Mosaic of its obligations under any applicable law.

VIII. Proposed Phosphoric Acid Production Operations

Mosaic has advised EPA and LDEQ that it is considering one or more of the following projects at its Uncle Sam facility, but planning has not evolved to where detailed information is available.

Figure 6 depicts equipment designations for Upstream, Mixed Use, Grandfathered and BHT Recovery Units. In the event that Mosaic reconfigures its Facility in accordance with Figure 8, Figure 9, Diagram 2, Diagram 3 and Diagram 4, then Figure 8 and Figure 9 shall replace Figure 6 identifying Upstream Operations, Grandfathered Units, BHT Recovery Units, and Mixed Use Units for the Phosphoric Acid plant.

However, the Consent Decree does not bind Mosaic to implement the proposed project(s) as depicted in Figure 8, Figure 9, Diagram 2, Diagram 3, and Diagram 4. If Mosaic chooses to implement any changes through a different process than depicted in Figure 8, Figure 9, Diagram 2, Diagram 3 and Diagram 4, this Facility Report shall then be modified prior to implementation pursuant to Section XVIII (Modifications) of the Consent Decree and EPA and LDEQ will determine, consistent with this Facility Report, whether the new process as designed involves Upstream Operations, Mixed-Use Units, Grandfathered Units, BHT Recovery Units, or Downstream Operations and coordinate with Mosaic to amend the Facility Report to memorialize those determinations. Such determination shall be conditioned upon the new

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process being built substantially as designed. If the new process deviates from that standard, EPA and LDEQ will determine whether the new process as built involves Upstream Operations, Mixed-Use Units, Grandfathered Units, BHT Recovery Units or Downstream Operations and amend the Facility Report to memorialize those determinations consistent with the descriptions below.

*

[ ** ]

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

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*

[ ** ]

IX. Non-Phosphoric Acid Production Proposed Projects

The following proposed projects will be classified as BHT Recovery Units. Once Mosaic decides to implement one of these proposed project, Mosaic should confer with LDEQ and EPA to modify the Facility Report.

*

[ ** ]

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

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X. Authorized Future Installations

This section applies to future installations that were not considered based on or proposed projects.

A. Procedure

The projects in (B) below shall be deemed part of Upstream Operations, Mixed-Use Units, Grandfathered Units, or BHT Recovery Units as applicable, when installed within contained concrete areas and will not require prior approval by LDEQ or EPA provided that:

(i)	Mosaic’s Phosphogypsum Stack System is in compliance with the requirements of Appendix 1, Attachment B (Groundwater Requirements), Attachment C (Phosphogypsum Stack System Construction and Operational Requirements) of the Consent Decree, and that Mosaic is in compliance with the Financial Assurance requirements of the Consent Decree (Paragraph 25 and Appendix 2); and
(ii)	(ii) Mosaic provides EPA and LDEQ with written notice at least ninety (90) Days in advance of the reconfiguration or installation of said project.

However, if as a result of circumstances that require Mosaic to install or reconfigure such equipment in less than ninety (90) Days from the time a decision is made to undertake such action, Mosaic shall provide written notice to LDEQ and EPA as soon as possible and in all events prior to the installation or reconfiguration of such equipment; and

(iii)	Mosaic obtains and/or modifies any permit(s) required by local, state, or federal agencies; and
(iv)	Mosaic submits to LDEQ and EPA for approval a modified version of this Facility Report with the changes identified at least sixty (60) Days in advance of the reconfiguration or installation of said project; and
(v)	if applicable, Mosaic submits to LDEQ and EPA for approval any modified section(s) of Appendix 5, BMP at least forty-five (45) Days in advance of the reconfiguration or installation of said project.

B. Future Installations

1)	Any existing tank within the battery limits of the Phosphoric Acid Plant (Figure 6) which may or may not be storing phosphoric acid can be converted to phosphoric acid storage service up to, but excluding Merchant Grade Acid. Any tank placed into phosphoric acid storage service shall be structurally adequate and physically compatible with the contents of the tank.

2)	Up to a total of two (2) new phosphoric acid tanks storing First Saleable Product may be added within the battery limits of the Phosphoric Acid Plant (Figure 9), where the stored phosphoric acid product in the new tank(s) will be sent to Barge Loading for use in Granulation at Mosaic’s Faustina facility so long as the new unit performs the same function as the existing Grandfathered and BHT Recovery Unit identified in this Facility Report. The installation of more than two (2) such tanks shall require advance approval by EPA and LDEQ in order to be considered BHT Recovery Units.

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3)	Phosphoric acid piping systems and underflow piping systems associated with Mixed-Use Units, BHT Recovery Units, or Grandfathered Units identified in this Facility Report may be installed, replaced, or modified provided that the replacement or modified systems are located within the battery limits of the Phosphoric Acid Plant (Figure 6) and serve only the phosphoric acid production operations identified in this Facility Report for those Mixed-Use Units, BHT Recovery Units, or Grandfathered Units.

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Appendix: Figures and Tables

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

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Figure 3: Mosaic Uncle Sam Process Flow Diagram.

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

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Table 2: FSA Transfer from South Seal Tank to FSA Storage A Reactor (see Figure 4).

FSA South Seal Tank to FSA Storage Tanks	Service	Name	Description	Cleaning Frequency	Estimated Length (ft)[13]
	FSA	South FSA Line	Transfers FSA from South Seal Tank to FSA Storage A Reactor	As needed	765
			Estimate Length		765
	Estimate for Existing Lines		Estimated Vertical Runs - Basis 20% Factor (ft)		153
			Total Estimated Piping Length (ft)		918

Figure 4: FSA Transfer from South Seal Tank to FSA Storage A Reactor (see Table 2)

13 The lengths listed in this chart are estimates based on interpreting Google Earth images. The actual lengths may differ.

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Table 3: Phosphoric Acid Transfer Line from Phosphoric Acid Plant to Barge Loading (see Figure 5)

Phosphoric Acid Plant to Barge Loading	Service	Name	Description	Cleaning Frequency	Estimated Length (ft)[14]
	Phos Acid	Barge Transfer Line	Transfers 30% or 54% acid or HSA to Barge Loading for transport offsite	As needed	3,000
	Estimate for Existing Lines		Estimate Length		3,000
			Estimated Vertical Runs- Basis 20% Factor (Ft)		600
			Total Estimated Piping Length (Ft)		3,600

Figure 5: Phosphoric Acid Transfer Line from Phosphoric Acid Plant to Barge Loading (see Table 3)

14 The lengths listed in this chart are estimates based on interpreting Google Earth images. The actual lengths may differ.

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Figure 6: Equipment designations for Upstream, Mixed Use, Grandfathered and BHT Recovery Units with Containable Impervious Area delineations.

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Figure 7: Phosphoric Acid department concreted areas and water trenches

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Figure 8: Proposed installation of * [ ** ] [ ** ]

[ ** ]

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

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Figure 9: Proposed equipment configurations for Upstream, Mixed Use, Grandfathered and BHT Recovery Units

*

[ ** ]

[**] Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

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APPENDIX 5

Appendix 5

Mosaic Fertilizer LLC

Best Management Practices Plan

BARTOW

NEW WALES

RIVERVIEW

UNCLE SAM

2

3

Attachment A:	Tables	26

Attachment B:	Conductivity Probes on Process Wastewater System	27

4

All capitalized terms not otherwise defined in this Appendix shall have the meaning set forth in the Consent Decree.

INTRODUCTION

Mosaic has developed Appendix 5: Best Management Practices Plan (hereinafter either “BMP” or “Plan”) to reduce unintended (and seek to eliminate unauthorized) inputs of phosphoric acid, sulfuric acid, fluorosilicic acid (FSA), SACS, PACS, and FSACS to Process Wastewater entering the Phosphogypsum Stack System. Where possible, Mosaic will capture and reuse these acid loses.

Through the BMP, Mosaic has established procedures to address the management, tracking, and reporting of phosphoric acid, sulfuric acid, and FSA leaks and spills for four of its fertilizer production facilities—Bartow, New Wales, Riverview, and Uncle Sam1—in areas of the phosphoric acid plants (post first-stage filtration, e.g. bird or belt filters), including acid clarification and evaporation, and in the granulation plants. The specific details of the BMP for the phosphoric acid and granulation plants are discussed in the Sections that follow and the referenced Attachments. Where noted, certain BMP procedures are dependent upon the commencement of operation of the compliance projects set forth in Appendix 6 (Project Narrative & Compliance Schedules), to the Consent Decree.

SECTION 1:  PHOSPHORIC ACID PLANTS LEAK/SPILL DETECTION

SYSTEMS AND RESPONSE PROCEDURES

1.1        General

Mosaic will implement two approaches to increase the likelihood of detecting non-segregable acid leaks, spills and process upsets: operator inspections and process stream conductivity monitoring, which are discussed in greater detail below. While conductivity monitoring is exclusive to the Process Wastewater system (non-segregable areas), operator inspections also serve to identify observable leaks and spills of acids regardless of the area of the plant where they occur – non-segregable, contained impervious, or outside contained impervious area.

1.2        Release Reporting

Mosaic personnel are responsible for notifying the appropriate personnel immediately upon the identification of a leak or spill of any hazardous material listed in Attachment A, Table 1 BMP Actionable Volumes (hereinafter, “Table 1 Materials”) pursuant to this BMP. This BMP does not

1 Mosaic’s Faustina facility is not covered under this Appendix and Mosaic’s Plant City facility is the subject of a separate BMP Plan developed under a separate consent decree.

5

relieve Mosaic of its obligation to provide any such notifications under applicable federal, state, or local laws.

1.3        Inspections

Operators shall visually inspect the plant for leaks and/or spills of phosphoric acid, sulfuric acid, and FSA during their normal rounds a minimum of twice per shift and document the inspections. The operator shall correct any leaks from valves, flanges, pumps, or any other equipment that can be readily and safely corrected at the time of discovery. The incident shall be recorded in the tracking database known as AON Risk Management software or any other future data collection system which replaces or supplements AON Risk Management software (hereinafter, collectively referred to as “AON”). Any leaks or spills in excess of the applicable volume listed in Attachment A, Table 1 BMP Actionable Volumes (hereinafter “BMP Actionable Volume (Table 1)”) shall be reported to management for further action and recorded in AON. Reporting responsibilities are outlined in Mosaic’s Spill Reporting Policy and Procedure.

1.4        Conductivity System Description: Non-Segregable Spills/Leaks2

New Wales, Bartow, Riverview, and Uncle Sam shall monitor key outgoing streams (see Attachment B) with a conductivity system to enable the continuous detection of changes in conductivity that indicate occurrence of detectable acid leaks and spills. Each key outgoing stream shall have a conductivity probe to continuously measure the conductivity of the Process Wastewater as shown in Attachment B of this Plan. The conductivity of the return Process Wastewater stream shall be displayed on the operators’ distributive control system, see Attachment B of this Plan.

If acid leaks or spills into an outgoing water or Process Wastewater stream, the conductivity of the water or Process Wastewater increases because the acid has a higher conductivity than the water. Visual alarms (see example in Attachment B of this Plan) shall be triggered if the conductivity increases beyond the set alarm limits for a 5-minute interval. Upon triggering of such an alarm, the area around the probe will be investigated. Individual conductivity probe locations are found in Attachment B of this Plan.

Individual conductivity probes will alarm based on the preliminary trigger values set for each probe found in Attachment B of this Plan. The targets shown in Attachment B of this Plan are the initial temperature compensated conductivity targets for Bartow, New Wales, Riverview and Uncle Sam, respectively. Pursuant to Section 9: BMP Performance Standards, of this BMP, Mosaic will monitor the conductivity probes at Bartow, New Wales, and Riverview for a year after June 30, 2015 and will monitor the conductivity probes at Uncle Sam for a year after January 31, 2016 to ensure settings are correct for alerting operations to leaks and spills within the limits of the probes when properly operated and calibrated.

When a visual alarm triggers, the operator shall inspect that piece of equipment or area of the plant for any problems and take appropriate measures to stop or minimize the release and minimize further impacts (see Attachment B of this Plan).

2 Non-Segregable Areas are described in Facility Reports “Containment of Phosphoric Acid Product Spills and Leaks.”

6

The conductivity system shall be maintained in accordance with specific manufacturer recommendations or acceptable industrial practices and updated as needed. Conductivity meters will be checked monthly and the instruments calibrated if necessary. The calibration dates and probe alarm limits shall be documented in the maintenance management system that is in place at the time. Maintenance and calibration procedures are found in Attachment B of this Plan.

1.5        Tracking/Recording

AON shall be used to track leaks and spills and the remedial measures taken to address a leak or spill. The area management, engineering, and environmental departments shall use AON to ensure the prompt and proper execution of remedial measures. When plant personnel identify a leak, spill or process upset (e.g. filtrate tank overflow), resulting in a release, appropriate remedial measures shall be taken as outlined below. A record of the incident shall be entered within 24 hours of the incident into AON to log and track releases of Table 1 Materials. Supervisors shall be trained to enter incidents into AON. AON tracks specific information including date and time of release, date and time of report, a description of the incident, volume of the material, type of material, and additional supporting information. AON generates emails to specific personnel that identify the severity and location of the incident. Mosaic personnel are responsible for notifying the appropriate personnel immediately upon the identification of a leak or spill, except for minor leaks or spills that already have been remedied.

1.6        Reporting, Recovery, and Remedial Measures

Management and environmental staff shall be notified of leaks or spills with a reasonable potential to reach or exceed the BMP Actionable Volume (Table 1) as quickly as possible in order to verify the volume of the leak or spill and ensure that it is properly reported, documented, and corrected pursuant to this BMP.

Mosaic personnel are responsible for notifying the appropriate personnel immediately upon the identification of a leak or spill, except for minor leaks or spills that already have been remedied. AON shall be used to track leaks and spills and the immediate actions taken to address a leak or spill. The area management, engineering, and environmental departments shall use AON to ensure the prompt and proper execution of remedial measures.

1.6.1            Non-Segregable Areas of the Phosphoric Acid Plants:

1.6.1.1  Reporting

Any leak or spill of FSA, sulfuric acid, SACS, PACS, FSACS or phosphoric acid into a non-segregable area, as described in each Facility’s Facility Report, which is detected as a result of visual inspections, audible alarms, conductivity monitoring, or operational detections (e.g. pressure losses) must be logged into AON. See Section 1.6.1.2: Remedial Measures, of this BMP.

If the leak or spill has the potential to exceed the BMP Actionable Volume (Table 1) in a rolling 24-hour period, appropriate management and environmental staff shall be notified and the leak or spill shall be properly reported, documented, and corrected pursuant to this BMP.

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1.6.1.2  Remedial Measures

If any leak or spill of a Table 1 Material into a non-segregable area, as described in each Facility’s Facility Report, with a reasonable potential to approach a BMP Actionable Volume (Table 1) within any rolling 24-hour period is discovered, Mosaic will take the following measures:

1)	Investigate potential release sources.

2)	Address any issues found.

a.	Stop the release if possible, such as by flow diversion or by closing the release gate.

b.	Generate a work order if needed to correct the issue.

3)	Document the release in AON.

4)	Report the release to EPA, FDEP, or LDEQ pursuant with the Consent Decree.

This BMP does not relieve Mosaic of its obligation to comply with any federal, state, or local laws applicable to such a leak or spill.

1.6.2             Containable Impervious Areas:

1.6.2.1  Reporting

Any leak or spill of a Table 1 Material into a containable impervious area, as described in each Facility’s Facility Report and identified in Figure 10 (Bartow), Figure 9 (New Wales), Figure 7 (Uncle Sam), and Figure 11 (Riverview), must be logged into AON but does not need to be reported to EPA if recovered to a tank containing the same chemical or the Big Holding Tank (BHT), described in Section 6: Cleaning Solution System Operation, of this BMP.

1.6.2.2  Recovery and Remedial Measures

Any leak or spill of a Table 1 Material into a containable impervious area, as described in each Facility’s Facility Report and identified in Figure 10 (Bartow), Figure 9 (New Wales), Figure 7 (Uncle Sam), and Figure 11 (Riverview), shall be recovered back to a tank containing the same chemical or input into the BHT via sump pump, vacuum truck, or other means or, if unrecoverable due to contamination or location of the spill, must be managed in compliance with the RCRA Requirements. This BMP does not relieve Mosaic of its obligation to comply with any other federal, state, or local laws applicable to such a leak or spill.

1.6.3             Other Areas:

1.6.3.1  Reporting

Any leak or spill of a Table 1 Material that is not contained within a non-segregable area or a containable impervious area, as described in each Facility’s Facility Report, shall be reported pursuant to the Consent Decree. This BMP does not relieve Mosaic of its obligation to comply

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with any other federal, state, or local laws applicable to such a leak or spill.

1.6.3.2  Remedial Measures

The cleanup of leaks or spills of a Table 1 Material shall be implemented in compliance with the Consent Decree. This BMP does not relieve Mosaic of its obligation to comply with any other federal, state, or local laws applicable to such a leak or spill.

1.7        Production Department Responsibilities

The Phosphoric Acid Production Department personnel shall be responsible for troubleshooting and correcting process upsets that result in a leak or a spill. The operator covering the plant at which the upset occurs shall notify his or her supervisor and begin taking immediate action. The appropriate manager or supervisor shall enter any leak or spill in AON.

1.8        Maintenance Department Responsibilities

The Maintenance Department personnel will be responsible for repairs and maintenance to faulty equipment. If the leak or spill is the result of a mechanical failure, the appropriate operations personnel shall notify the Maintenance Department of the condition and a work order request for correction of the problem is initiated. The Maintenance Department shall be responsible for timely completion of leak repairs. Maintenance work requests and their status are tracked in a computerized maintenance management system (currently MAXIMO).

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SECTION 2:  PHOSPHORIC ACID PLANT CLEANING PROCEDURES

2.1        General

SACS, FSA, PACS, or FSACS are periodically used to wash lines, filters, or other equipment within the phosphoric acid plant, including evaporation and clarification. The primary purpose for continuing to use SACS is to recover sulfate value and offset the amount of virgin sulfuric acid used. The primary purpose for continuing to use FSA and FSACS is to recover FSA value. The primary purpose for using PACS is to recover P2O5 value. The recovery of these solutions will contribute to decreasing the total dissolved solids in the Process Wastewater ponds.

SACS, FSA, FSACS and PACS shall be managed as shown in Diagram 1:    Big Holding Tank Cleaning Solution and Solids Management Plan. Following commencement of operations of the Big Holding Tank (BHT), no SACS or PACS shall be placed into the Phosphogypsum Stack System, other than indirectly via the approved uses below. SACS PACS, FSA and FSACS shall be routed to the BHT (described in Section 7: Minimization of Operational Phosphoric Acid Inputs, of this Appendix) for consumption in the phosphoric acid plant so the BHT Effluent’s value can be realized through the following uses described in each Facility’s Facility Report:

1.	Added to the filter prior to the final cake wash to inhibit scale formation. The filtrate from this wash is sent as recycle acid to the reactor (attack tank); or
2.	Used as direct make up to the reactor attack tank; or
3.	Added to the rock grinding circuit where it will ultimately end up in the slurry fed into the phosphoric acid reactor(s); or
4.	If the P2O5 content is at least 8%, placed in the evaporator feed tank(s) for P2O5 recovery.

If for any reason the BHT Effluent is not recovered as outlined above, it must satisfy the RCRA land disposal restriction (LDR) standards prior to discharge to the Phosphogypsum Stack System (see Diagram 1).

Following commencement of operations of the BHT, if FSA has been transferred to BHT Recovery Units for sale or cleaning,3 no FSA or FSACS shall be placed into the Phosphogypsum Stack System from BHT Recovery Units, other than indirectly via the following:

1.	Returned to the evaporator feed tank(s) that directly feed FSA-producing evaporators when FSA is being recovered for sale and/or internal consumption; or
2.	Sent to phosphoric acid reactors for reprocessing and recovery of FSA values; or
3.	Sent to the BHT as described in Section VI (Compliance Projects) of the respective Facility’s Facility Report for recovery of FSA values; or
4.	Used as FSACS and then sent to the BHT for reprocessing and recovery of acid values.

If for any reason FSA or FSACS from BHT Recovery Units is not recovered as outlined above, it must

3 FSA is not always recovered. When FSA is not being recovered for sale or cleaning, the gases pass through the Swift Tower to the barometric condenser, there is no recirculation of FSA through the Swift Tower, and therefore FSA is not produced. Even when FSA is not being recovered, the FSA Seal Tank remains an essential part of the Phosphoric Acid Evaporator by sealing the Swift Tower downleg.

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satisfy the RCRA LDR standards prior to discharge to the Phosphogypsum Stack System (see Diagram 1).

2.2        Designations

The equipment and transfer lines designated as Upstream, Mixed Use, Grandfathered, BHT Recovery Units and GHT Recovery Units are shown in Table 1 of each Facility’s Facility Report.

2.3        Line Cleaning – Upstream and Mixed-Use

All lines within the phosphoric acid plant may be washed with Phosphogypsum Stack System Wastewater, Process Wastewater, or a Non-Hazardous Aqueous Cleaning Solution (NHACS). Such cleaning solutions may be circulated through the lines and filters and may be input to Upstream

4 FSA is not part of the New Wales process.

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Operations or sent to the Phosphogypsum Stack System.

When SACS, PACS, or FSACS is used to clean lines and equipment, the cleaning solution shall be managed as shown in Diagram 1.

2.4        Evaporator Cleaning – Upstream and Grandfathered

Evaporators (including Swift Tower and FSA Seal Tank, if applicable) shall be washed using the following procedure. Prior to the wash, evaporators shall be drained of phosphoric acid; the acid shall be recovered in the phosphoric acid production process. The wash shall be performed with hot cleaning solution, typically condensate, Phosphogypsum Stack System Wastewater, Process Wastewater, SACS, or FSACS. The cleaning solution is circulated through the evaporator and various lines that require cleaning. All SACS, PACS, or FSACS shall be managed as shown in Diagram 1.

Note:    If Phosphogypsum Stack System Wastewater, Process Wastewater, or NHACS is used, the cleaning solution(s) may be input into Upstream Operations or sent to the Phosphogypsum Stack System.

2.5        Phosphoric Acid Tank and Equipment Cleaning – Upstream, Mixed-Use and

Grandfathered

The following general steps shall be used in cleaning of units that are part of Upstream Operations, Mixed-Use Units, or Grandfathered Units, or phosphoric acid tanks in the Phosphoric Acid Plant. The tanks shall be emptied by recovering as much phosphoric acid and as many solids as possible back into the phosphoric acid production process. The tanks shall then be washed with a cleaning solution, including at times SACS. High pressure cleaning with NHACS or other mechanical means may be used to remove hard phosphogypsum scale and buildup or to strip rubber from the tank. Solids from these units may be transferred to the Phosphogypsum Stack System. If Phosphogypsum Stack System Wastewater, Process Wastewater or NHACS is used to clean these tanks, such cleaning solutions may be input to Upstream Operations or sent to the Phosphogypsum Stack System. SACS, PACS, and FSACS shall be managed as shown in Diagram 1.

2.6        Phosphoric Acid Tank and Equipment Cleaning – BHT Recovery Units

Following commencement of operations of the BHT, the following general steps shall be used in cleaning of phosphoric acid tanks designated as BHT Recovery Units. The tanks shall be emptied by recovering as much phosphoric acid and as many solids as possible back into the phosphoric acid production process. The tanks shall then be washed with a cleaning solution (SACS, PACS, FSACS, Process Wastewater, Phosphogypsum Stack System Wastewater, or NHACS). Liquids (including entrained solids) will be recovered to the BHT. Solids that are removed with high pressure cleaning with NHACS or by other mechanical means will be dewatered. The liquid portion of the dewatered solids will be recovered to the BHT. If the dewatered solids are non-hazardous, they will be transferred to the Phosphogypsum Stack System. If they are hazardous, they will be handled in compliance with the RCRA Requirements.

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2.7        BHT/Pump Tank Cleaning – BHT Recovery Units

Following commencement of operations of the BHT, the following general steps shall be used in cleaning of BHT(s) or any pump tanks installed with the project for collecting cleaning solutions prior to returning to BHT. The tank(s) shall be emptied by recovering as much liquid and as many solids as possible back into the BHT or a backup BHT. The tank(s) shall then be washed with a cleaning solution (SACS, PACS, FSACS, Process Wastewater, Phosphogypsum Stack System Wastewater, or NHACS) and the wash solution sent to the available BHT.

Liquids (including entrained solids) will be recovered to the available BHT. Solids that are removed with high pressure cleaning with NHACS or by other mechanical means will be dewatered. The liquid portion of the dewatered solids will be recovered to the available BHT. If the dewatered solids are non-hazardous, they will be transferred to the Phosphogypsum Stack System. If they are hazardous, they will be handled in compliance with the RCRA Requirements.

2.8        FSA Tank and Equipment Cleaning: BHT Recovery Units

Following commencement of operations of the BHT, the following procedure shall be used for cleaning FSA tanks designated as BHT Recovery Units in a Facility’s Facility Report. Transfer as much acid as possible from the tank into an available FSA tank. Wash out the remaining solids in the tank using NHACS. Liquids (including entrained solids) will be recovered to the available BHT. Solids that are removed with high pressure cleaning with NHACS or by other mechanical means will be dewatered. The liquid portion of the dewatered solids will be recovered to the available BHT. If the dewatered solids are non-hazardous, they will be transferred to the Phosphogypsum Stack System. If they are hazardous, they will be handled in compliance with the RCRA Requirements.

2.9        Rotating Pan Filter Cleaning

An aqueous cleaning solution is used to wash filter pans. High pressure cleaning with freshwater, aqueous cleaning solution or mechanical equipment may be used to remove hard phosphogypsum scale and buildup. When Phosphogypsum Stack System Wastewater, Process Wastewater or NHACS is used to clean the filter pans, such cleaning solutions may be input to Upstream Operations or sent to the Phosphogypsum Stack System. If SACS, PACS, or FSACS are used to wash filter pans, such solutions shall be sent to the BHT. Phosphogypsum solids removed by high pressure cleaning with NHACS or other mechanical means shall be transferred to the Phosphogypsum Stack System.

2.10        Phosphoric Acid Reactor (Attack Tank) Cleaning

The following general steps shall be used in the cleaning of phosphoric acid attack tanks (phosphoric acid reactors). Empty the attack tank by recovering phosphoric acid and solids back to the process. The attack tank may then be washed with a cleaning solution. High pressure cleaning with NHACS or other mechanical means may be used to remove hard phosphogypsum scale and buildup. Solids removed using Phosphogypsum Stack System Wastewater, Process Wastewater or NHACS or by mechanical means shall be transferred to the Phosphogypsum Stack System. If Phosphogypsum Stack System Wastewater, Process Wastewater, or NHACS is used to clean the attack tank, cleaning solutions may be input to Upstream Operations or sent to the Phosphogypsum Stack System. If SACS, PACS, or FSACS is used to clean the attack tank, such solutions shall be sent to the BHT.

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2.11        Plant Wash Down

Process Wastewater, Phosphogypsum Stack System Wastewater, or NHACS may be used for washing the floors, building, equipment, etc. in the Phosphoric Acid Plants’ non-segregable and containable impervious areas as described in the Facility’s Facility Report and returned to the Phosphogypsum Stack System or the Phosphoric Acid Plant.

2.12        Dewatering Areas - Upstream, Mixed Use and Grandfathered Units

Dewatering areas are used for mechanically removing solids from units designated as part of Upstream Operations or as Mixed Use or Grandfathered Units removed from the Phosphoric Acid plant, such as pipes, pumps, filter pans, etc. during repair, maintenance, or turnaround. Solids removal is performed with high pressure cleaning with NHACS or by other mechanical means. The solids and the liquids are discharged to the Phosphogypsum Stack System. The equipment is either returned to the plant or disposed of in compliance with applicable law. Equipment from Granulation cannot be cleaned in this area.

2.13        Dewatering Areas – BHT Recovery Units

Dewatering areas are used for mechanically removing solids from units designated as BHT Recovery Units such as pipes, pumps, etc. during repair, maintenance, or turnaround. Solids removal is performed with high pressure cleaning with NHACS or by other mechanical means. Following commencement of operations of the BHT, the liquid portion of the dewatered solids will be recovered to the BHT. If non-hazardous, the dewatered solids are discharged to the Phosphogypsum Stack System. If hazardous, they will be handled in compliance with the RCRA Requirements. The equipment is either returned to the plant or disposed of in compliance with applicable law.

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SECTION 3:  GRANULATION PLANTS CLEANING PROCEDURES5

3.1        General

Mosaic’s intent is to minimize losses and to conserve and recover resources whenever feasible. Solutions and solids generated from cleaning granulation equipment other than BHT Recovery Units as described in the Facility’s Facility Report shall either be recovered in the granulation process or characterized to determine if they are hazardous under the RCRA Requirements for corrosivity (pH ≤ 2 or pH ≥ 12.5) and/or toxicity (Table 2). If the materials are not recovered to the granulation process and are hazardous, they shall be handled according to the RCRA Requirements. If these materials are not recovered to the granulation process and are non-hazardous, they can be discharged to the Phosphogypsum Stack System.

3.2        Line Cleaning

All lines within the granulation plant shall be washed with an aqueous cleaning solution (i.e., Process Wastewater, Phosphogypsum Stack Water, NHACS, SACS, PACS, FSACS, FSA or GHT Effluent). All cleaning solutions that enter the boundary of the granulation plant shall be handled according to Section 3.1: General, of this BMP.

3.3        Phosphoric Acid Tank Cleaning (BHT Recovery Units)

Following commencement of operations of the BHT, the following general steps shall be used in the cleaning of any phosphoric acid storage tank in the granulation plants (BHT Recovery Units). Empty the tank by feeding the remaining acid to the Granulation process or recovering phosphoric acid back to the phosphoric acid clarification process or another phosphoric acid tank within the Granulation area. Wash the tank with an aqueous cleaning solution (i.e., Process Wastewater, Phosphogypsum Stack Water, NHACS, SACS, PACS, FSACS, FSA or BHT Effluent) if needed. Fill the tank with cleaning solution and recirculate to facilitate cleaning for an appropriate period of time (typically 12-48 hours), until the scale is adequately removed. The wash may be repeated multiple times until adequately cleaned, and the wash solution (including entrained solids) sent to the BHT. Solids that are removed with high pressure cleaning with NHACS or by other mechanical means will be dewatered. The liquid portion of the dewatered solids will be recovered to the BHT. If the dewatered solids are non-hazardous, they will be transferred to the Phosphogypsum Stack System. If they are hazardous, they will be handled in compliance with the RCRA Requirements.

At Bartow, ammonia may be added as a scale softening agent to DAP Pond water, Phosphogypsum Stack System Wastewater, or Process Wastewater and the resulting cleaning solution is used to clean phosphoric acid storage tanks in the granulation plant. This non-hazardous spent wash solution shall only be recovered to the DAP process pond.

3.4        Acid Scrubber, Reactor and Tailgas Scrubber System Cleaning - GHT Recovery Units

Granulation plant scrubbers and reactors are cleaned with a cleaning solution based on the frequency of scale buildup. After recovering scrubber liquid to the process, the scrubbers and reactors shall be filled and recirculated with the cleaning solution until scale is adequately removed. SACS is normally

5 This Section applies only to the Bartow, Riverview and New Wales Facilities.

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used as a cleaning solution, but Process Wastewater, Phosphogypsum Stack System Wastewater, or NHACS (including water from the DAP Pond or fresh water) can be used. Following commencement of operations of the Granular Holding Tank (GHT), the resulting stream shall be sent to the GHT. High pressure cleaning with NHACS or other mechanical means may be used to remove hard scale and buildup or to strip rubber from the equipment. Solids that are removed from the Tailgas Scrubber system will be characterized and handled in compliance with the RCRA Requirements.

3.5        Granulation Dry Side Equipment Cleaning - GHT Recovery Units

The wash solution, such as Process Wastewater, DAP Pond water, Phosphogypsum Stack Wastewater, or NHACS is collected either in the Acid Scrubber or the Reactor and a continuous flow is sent to the Dry Side Equipment, such as the granulator, dryer, cooler, elevators, screens, milling equipment and the associated piping. The cooler may be washed as part of the Dry Side Equipment wash or separately. High pressure cleaning with NHACS or other mechanical means may be used to remove hard scale. Following commencement of operations of the GHT, liquids (including entrained solids) will be recovered to the GHT. Solids that are removed with high pressure cleaning or mechanical means will be dewatered, if needed. Following commencement of operations of the GHT, any liquid portion of these solids will be recovered to the GHT. The solids will be recovered back to the granulation process through either the dry reclaim system or the re-slurry system.

3.6        GHT Cleaning and Non-Routine Transfer Situations

3.6.1      GHT Cleaning

Following commencement of operations of the GHT, the following general steps shall be used in cleaning of the GHT(s) and the Riverview and New Wales GHT intermediate tanks. The tanks shall be emptied by recovering as much liquid (with entrained solids) as possible back into the granulation process and/or the BHT. Any residual volume that is hazardous only for RCRA corrosivity (pH ≤2) and cannot be recovered into the granulation process may be transferred to the BHT not more than two times per calendar year. The GHT shall then be washed with a cleaning solution (SACS, PACS, Process Wastewater, Phosphogypsum Stack System Wastewater, or NHACS). If the wash solution is hazardous only for RCRA corrosivity (pH ≤2), it may be transferred to the BHT; not more than two times per calendar year. If the solution is non-hazardous, it can be transferred to the BHT or sent to the Phosphogypsum Stack System.

3.6.2      Non-Routine Situations

In non-routine situations, such as mechanical failure in the Granulation Plant, unexpected plant outages, electrical power failures, hurricanes or similar weather events or unexpected problems during startups, Mosaic may transfer GHT Effluent that is hazardous only for RCRA corrosivity (pH ≤2) from the GHT to the BHT(s) as described in each Facility’s Facility Report.

3.7        Wash Down

NHACS (including fresh water or DAP Pond water) may be used for wash down of the floors, conveyor belts, and other equipment within the granulation plant. If non-hazardous, the resulting streams may be transferred to the Phosphogypsum Stack System or the DAP Pond. If the resulting streams are hazardous, they will be recovered to the GHT or characterized and handled in compliance with the RCRA Requirements.

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SACS, PACS, FSA, Process Wastewater, Phosphogypsum Stack System Water or FSACS may not be used to wash down floors.

SECTION 4:  GRANULATION PLANTS LEAK/SPILL DETECTION SYSTEMS AND RESPONSE PROCEDURES6

4.1        General

The purpose of this Section is to assist Mosaic’s operators with the appropriate management of leaks and spills of phosphoric acid and sulfuric acid in the Granulation Plants.

Leaks and spills of a Table 1 Material to containment areas in the Granulation Plant shall be captured and returned to the process as soon as practicable. If recovery is not possible, they shall be treated in an appropriate vessel so that they no longer exhibit hazardous characteristics and meet the LDR standards and may be discharged to the Phosphogypsum Stack System. If treatment is not possible, they shall be appropriately managed in compliance with the RCRA Requirements, as well as the specific procedures set forth in this BMP.

4.2        Release Reporting

Mosaic personnel are responsible for notifying the appropriate personnel immediately upon the identification of a leak or spill of a Table 1 Material pursuant to this BMP. This BMP does not relieve Mosaic of its obligation to comply with any federal, state, or local laws applicable to such a leak or spill.

4.3        Inspections

Operators shall inspect the Granulation Plants in the course of their normal rounds, a minimum of twice per shift and document the inspections. The operator shall correct any leaks from valves, flanges, pumps, or any other equipment that can be readily and safely corrected at the time of discovery. The incident shall be recorded in AON. Operator and supervisor responsibilities associated with discovery of a spill or leak is outlined in this BMP.

4.4        Recording/Tracking

When plant personnel identify a leak, spill or process upset resulting in a release, appropriate actions shall be taken as outlined in this BMP. A record of the incident shall be entered into AON within 24 hours of the incident. Supervisors shall be trained to enter incidents into AON. AON tracks specific information including date and time of release, date and time of report, a description of the incident, volume of the material, type of material, and additional supporting information. The system generates emails to specific personnel based on the severity and location of the incident.

6 This Section applies only to the Bartow, Riverview and New Wales Facilities.

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4.5        Reporting, Recovery and Remedial Measures

4.5.1      Containable Impervious Areas of the Granulation Plants

4.5.1.1        Reporting

Any leak or spill of a Table 1 Material to containable impervious areas as described in each Facility’s Facility Report and identified in Figure 11 (Bartow), Figure 10 (New Wales), and Figure 12 (Riverview) must be logged into AON but does not need to be reported to EPA or the States if recovered to a tank containing the same chemical, the BHT or the GHT, as described below.

4.5.1.2        Recovery and Remedial Measures

Any leak or spill of a Table 1 Material to containable impervious areas as described in each Facility’s Facility Report and identified in Figure 11 (Bartow), Figure 10 (New Wales), and Figure 12 (Riverview) shall be recovered back to the appropriate process vessel containing in the same chemical or input into the BHT or GHT, as described in each Facility’s Facility Report.

If unrecoverable for any reason, the leak or spill must be managed in compliance with the RCRA Requirements. This BMP does not relieve Mosaic of its obligation to comply with any other federal, state, or local laws applicable to such a leak or spill.

4.5.2      Other Areas

4.5.2.1        Reporting

Mosaic personnel are responsible for notifying the appropriate personnel immediately upon identification of a leak or spill, except for minor leaks or spills that already have been remedied.

Any leak or spill of Table 1 Materials that is not contained within a containable impervious area as described in each Facility’s Facility Report must be recorded in AON and reported pursuant to the Consent Decree. This BMP does not relieve Mosaic of its obligation to comply with any other federal, state, or local laws applicable to such a leak or spill. AON shall be used to record such a spill or leak and to track immediate actions taken to address the leak or spill.

4.5.2.2        Remedial Measures

The cleanup of Table 1 Materials shall be administered in compliance with the Consent Decree. This BMP does not relieve Mosaic of its obligation to comply with any other federal, state, or local laws applicable to such a leak or spill.

4.6        Production Department Responsibilities

The Granulation Production Department personnel shall be responsible for troubleshooting and correcting process upsets. The employee who discovers the upset shall execute his or her responsibilities as outlined in this BMP. The operator covering the plant at which the leak, spill or upset occurred shall notify his or her supervisor and begin taking immediate action. The appropriate manager or supervisor shall enter the incident in AON.

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4.7        Maintenance Department Responsibilities

The Maintenance Department personnel will be responsible for repairs and maintenance to faulty equipment. If the leak or spill is the result of a mechanical failure, the appropriate operations personnel shall notify the Maintenance Department of the condition and shall initiate a work order request for correction of the problem. The Maintenance Department shall be responsible for timely completion of leak repairs. Maintenance work requests and their status are tracked in a computerized maintenance management system (currently MAXIMO). When the Maintenance Department completes the repairs, the appropriate operations personnel shall be notified.

SECTION 5:  GRANULATION PLANT SECONDARY SCRUBBERS7

The granulation plants utilize secondary scrubbers. These secondary scrubbers are utilized on the reactor, granulator, dryer, equipment, and/or cooler scrubbing circuits for fluoride scrubbing. The New Wales site utilizes once through Process Wastewater as a scrubbing medium. Pursuant to the Consent Decree, the New Wales granulation plants shall eliminate the use of Process Wastewater as a scrubber medium. Mosaic may continue to discharge Process Wastewater used in the aforementioned scrubbers within the New Wales granulation plants to the Phosphogypsum Stack System until the referenced projects described in Appendix 6 (Project Narrative & Compliance Schedules) of the Consent Decree are completed.

SECTION 6:   CLEANING SOLUTION SYSTEM OPERATION

6.1         Phosphoric Acid Plant Areas

The cleaning solution system shall be composed of a containment system to capture and return cleaning solution streams from Upstream, Mixed-Use, Grandfathered, and BHT Recovery Units, including SACS, PACS, FSA, and FSACS to the BHT(s). Mosaic also may recover spills and leaks of phosphoric acid, sulfuric acid, FSA, SACS, PACS, FSACS, or BHT Effluent; or NHACS, Process Wastewater, Phosphogypsum Stack System Wastewater, when mixed with any of the preceding solutions due to spills, leaks, or cleaning of leaks and spills, in containable impervious areas to the BHT(s). The BHT(s) shall in turn return the spills, leaks, and cleaning solution streams to the phosphoric acid production process, where their values can be realized through the methods outlined in Section 2: Phosphoric Acid Plant Cleaning Procedures, of this BMP. All inputs to and effluents from the BHT are illustrated in Diagram 2.

7 This Section applies only to the Bartow, Riverview and New Wales Facilities.

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6.2        Granulation Areas9

The granulation containment pads shall be designed to collect rainfall, spills, leaks, and cleaning solutions within plant areas. The collection sumps for these containment pads shall pump to the granulation plant scrubbers, re-slurry tank, GHT or, if non-hazardous, may be discharged to a permitted National Pollutant Discharge Elimination System (NPDES) outfall. The sumps will be designed with pH probes that will allow storm water run-off during high rainfall to be diverted to the Phosphogypsum Stack System if pH > 2.0 or to a permitted NPDES outfall. This will eliminate excessive rain water getting into the GHT, diluting it and also leading to the tank level being high. The granulation plant acid scrubbers and re-slurry tank are designed to recover fertilizer materials, product and raw materials for consumption in the granulation process.

Cleaning solutions in the Granulation area (except for cleaning solutions from BHT Recovery Units) shall be managed as follows:

•	If the resulting stream from the cleaning process is non-hazardous, the solution may be discharged directly to the Phosphogypsum Stack System or recovered in the granulation process via the GHT.
•	If the resulting stream is hazardous, then the resulting solution shall be recovered in the granulation process via the GHT for recovery of product value.

Mosaic may transfer cleaning solution from GHT to BHT as specified in the Facilities’ Facility Reports.

8 New Wales does not have a “FSA Tank & Lines Cleanout Waste” input.

9 This paragraph applies only to the Bartow, Riverview and New Wales Facilities.

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Permitted Discharge

This Section does not relieve Mosaic of its obligation to comply with any National Pollutant Discharge Elimination System (NPDES) permit.

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SECTION 7:  MINIMIZATION OF OPERATIONAL PHOSPHORIC ACID INPUTS

7.1        Background

During normal operation of the Phosphoric Acid Plants, various activities may result in the operational input of phosphoric acid to impervious areas within the battery limits of the Phosphoric Acid Plants or to the Phosphogypsum Stack System. These activities include sample collection, slide gate valve operation, clearing plugged piping or process equipment, and similar routine operations. Operators shall minimize the volume of such phosphoric acid inputs by releasing only the amount of acid necessary in order to accomplish the task and recover acid loss where practicable. Intermittent operational inputs of phosphoric acid to impervious areas or the Phosphogypsum Stack System are unavoidable and shall not be considered malfunctions, leaks, or spills, unless the volume from one of these inputs to the Phosphogypsum Stack System exceeds the BMP Actionable Volume (Table 1). Any continuing release resulting from these activities may indicate the need for maintenance activity and shall be entered into AON and the computerized maintenance management system (currently MAXIMO) for correction.

7.2        Operational Input Minimization

7.2.1    Sample Collection

Samples of phosphoric acid or reactor slurry collected for purposes of plant process control shall be returned to the process.

7.2.2    Clarifier/Valve/Line Operational Releases

Operational inputs of phosphoric acid from clarifier unplugging, valve operation and line unplugging shall be minimized to the extent practicable, releasing only the amount of acid necessary out of the primary containment area in order to accomplish the task and recovery where practicable.

7.3        Response

7.3.1    Releases Outside Containment Areas

All reasonable measures shall be taken to avoid releases of phosphoric acid outside of plant containment areas. This BMP does not relieve Mosaic of its obligation to comply with any federal, state, or local laws applicable to such a release.

7.3.2    Emergency Response

Mosaic’s Spill Reporting Policy and Procedure also contains guidance for the management of environmental spills or releases that may require emergency response measures.

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SECTION 8:  CONTAINMENT INTEGRITY PLAN

8.1        Background

The mechanical integrity of new, upgraded, or existing containment systems for phosphoric acid shall be managed in accordance with Mosaic’s Liquid Storage Tanks, Secondary and Impermeable Containment Program. The most current versions of these specifications shall be maintained by the Engineering Document Control Department.

8.2        Tanks

The mechanical integrity of phosphoric acid tanks shall be managed in accordance with the current version of Mosaic’s Liquid Storage Tanks, Secondary and Impermeable Containment Program.

Phosphoric acid storage tanks that are regulated by Florida Department of Environmental Protection (FAC § 62-762) shall be inventoried. Phosphoric acid storage tanks that are not regulated by Florida Department of Environmental Protection (FAC § 62-762) or Louisiana Department of Environmental Quality shall be inventoried and inspected in accordance with Mosaic’s Liquid Storage Tanks, Secondary and Impermeable Containment Program.

8.3        Concrete Acid Pads

The mechanical integrity of concrete acid pad containment systems for phosphoric acid leaks or spills shall be inspected and evaluated annually in accordance with requirements contained in Mosaic’s Liquid Storage Tanks, Secondary and Impermeable Containment Program.

Mosaic shall be responsible for conducting annual inspections of concrete acid pads in the Phosphoric Acid and Granulation Plant areas. Visual inspection will be for the following indicators: erosion/holes, protective liner damage and/or floor drainage irregularities. Inspection results shall be documented in a report with recommendations, reviewed with appropriate management, and implemented as needed.

When Mosaic determines it is necessary to replace or partially replace concrete acid pads in the Phosphoric Acid and Granulation Plant areas, under-slab liners shall be installed in the affected area.

8.4        Sumps and Ditches

The mechanical integrity of sumps and ditches used in washing circuits and collection of phosphoric acid leaks or spills shall be managed as specified in Mosaic’s Liquid Storage Tanks and Secondary Containment Program.

Mosaic shall be responsible for conducting inspections of sumps and ditches whenever major plant outages or turnarounds in the phosphoric acid and granulation plant areas allow for the sumps to be drained (approximately once every 5 years). Inspection results shall be documented in a report with recommendations and reviewed with appropriate management and implemented as needed.

23

SECTION 9:  BMP PERFORMANCE STANDARDS

9.1        Performance Criteria

The goals of the BMPs are listed in the Introduction of this Appendix.     Mosaic shall develop appropriate performance criteria consistent with the BMPs herein for the purpose of evaluating trends and improving performance. The performance criteria include progress review of the construction and utilization of the projects in Appendix 6 (Project Narrative & Compliance Schedules) to the Consent Decree, BMP training, and implementation of the procedures set forth herein.

For two years from the Effective Date of the CD, semi-annual meetings will be held with the State Agency and EPA to review BMP performance. Meetings will occur annually after the first two years and may be adjusted based on the completion of the implementation schedule.

9.2        Performance Criteria for Spill and Leak Detection

An initial data collection period of 12 months will be used to establish baseline performance criteria for spills, leaks, and other releases. Mosaic will monitor the conductivity probes at Bartow, New Wales, and Riverview for a year after June 30, 2015 and will monitor the conductivity probes at Uncle Sam for a year after January 31, 2016. Once BMP performance criteria and a baseline are established, Mosaic shall review the criteria quarterly. Based upon the reviews, BMPs will be updated as warranted to minimize leaks, spills, and other releases. Mosaic shall initiate additional review of the BMP Program under the following circumstances:

•

At any time during a calendar quarter when two or more leak or spill events of phosphoric acid, sulfuric acid or FSA into “non-segregable areas” at the same facility have occurred that exceed the quantity shown in Table 1: BMP Actionable Volumes (Table 1) in a rolling 24-hour period.

•

At any time during a calendar quarter when two or more leak or spill events of phosphoric acid, sulfuric acid or FSA inside a “containable impervious area” at the same facility have occurred that exceed the quantity shown in Table 1: BMP Actionable Volumes (Table 1) in a rolling 24-hour period.

•

At any time during a calendar quarter when two or more leak or spill events of phosphoric acid, sulfuric acid or FSA have occurred outside of non-segregable or containable impervious areas at the same facility that exceed the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA) Reportable Quantity.

9.3        Reporting/Auditing

Reporting shall be conducted pursuant to the Consent Decree and the aforementioned Performance Criteria.

24

SECTION 10:  BMP TRAINING

10.1    Overview Training

An overview of BMP issues and procedures shall be included in the periodic environmental compliance training provided to all affected employees, such as the managers, superintendents, supervisors, operators, and maintenance personnel in the phosphoric acid, FSA, AFIP, and granulation plants.

10.2    Area Specific Employee Training

Employees within phosphoric acid, FSA, AFIP, and granulation plants shall receive initial training on RCRA and the Consent Decree, including the BMPs, through classes and materials developed by Mosaic. Employee training is part of project implementation and is found in Appendix 6 (Project Narrative & Compliance Schedules) to the Consent Decree. Detailed refresher training on the Consent Decree, including RCRA and the BMPs, shall be conducted for all affected employees every year. Updated training shall be provided as BMP projects are completed, and will commence within two months of establishing a baseline under Section  9.2, and if the BMP is modified. Records of training shall be maintained by the Training Department.

10.3    Contractors

The relevant portions of this BMP shall be incorporated into contractors’ site-specific training where appropriate.

25

Attachment A: Tables

Table 1:	BMP Actionable Volumes	26
Table 2:	RCRA 8 Metals and Regulatory Limits	26

Table 1:  BMP Actionable Volumes

Chemical	Concentration	Non-Segregable and Containable Impervious (gallons)
Phosphoric Acid	Less than 40%[10]	10,000
	Equal to or greater than 40%	5,000
PACS & SACS	5% P2O5	10,000
	5% H2SO4
Sulfuric Acid	98% H2SO4	1,000
FSA & FSACS	23%; 15%; 5%	430

Table 2: RCRA 8 Metals and Regulatory Limits.

TCLP Metals	Toxicity Characteristic (TCLP, grab) (mg/L)	UTS for wastewater (mg/L)	UTS for non- wastewater (mg/L)
Arsenic	5.0	1.4	5.0
Barium	100	1.2	21
Cadmium	1.0	0.69	0.11
Chromium (total)	5.0	2.77	0.60
Lead	5.0	0.69	0.75
Mercury	0.2	0.15	0.025
Selenium	1.0	n/a	n/a
Silver	5.0	0.43	0.14

Note 1:	UTS = Universal Treatment Standards (40 C.F.R. §268.48).
Note 2: The amount of total suspended solids (TSS) by weight in the sample must be determined in order to compare the UHC concentrations to the appropriate UTS. The waste stream is a “wastewater” if it contains less than 1% by weight TSS, and “non-wastewaters” contain TSS ≥1% by weight (defined in 40 C.F.R. §268.2(d) and (f)).
Reference: 40 C.F.R. §§261.24 & 268.48

10 Excluding Process Wastewater and Phosphogypsum Stack Wastewater.

26

Attachment B: Conductivity Probes on Process Wastewater System

This Attachment addresses conductivity probes located in the outgoing process wastewater streams at the Phosphoric Acid Plants. It contains information on probe locations, alarm settings and maintenance.

27

Appendix 5

ATTACHMENT B:

Conductivity Probes on Process Wastewater

System

1

Attachment B Table of Contents

Contents
General	3
Probe Locations and Targets	5
Maintenance	12

2

General

Conductivity probes continuously measure the conductivity of the Process Wastewater incoming and outgoing streams. The conductivity of the return Process Wastewater System streams are displayed on the operators’ distributive control system, see Figure 1 and Figure 2 below as an example.

Figure 1: Example of Conductivity Trend Stored in the Data Historian PI

Plot-0
100
80
60
40
20
0
-20
-40
-60
-80
-100
WFZGBAY62MTP_55DV101.PV
-15.418
MS
WFZGBAY62MTP_50DV012.PV
-27.751
MS
WFZGBAY62MTP_50DV100.PV
-28.296
MS
WFZGBAY62MTP_50DV111.PV
-3.9179
MS
4/13/2015 12:00:00 AM
24.00 hours
4/14/2015 12:00:00 AM
30% CLARIFIER RETURN CONDUCTIVITY DEVIATION (PIPE 10)
H20 DISC PIPE FROM DRY PROD DEVIATION (PIPE 1)
PRAYON TELLER SUMP DISCH DEVIATION (PIPE 2)
11 BARO CONDENSER & INTER-COND DEVIATION (PIPE 14)

Figure 2: Example of Operator Monitoring Graphic

2156 DITCH CONDUCTIVITY
RETURN DITCH
ACTUAL
DIFFERENTIAL
RCRA ALARMS
HI
DRY PRODUCTS RETURN LINE (PIPE 1) 0.46 MS -48.64 MS NORMAL
PRAYON TELLER SUMP DISCHARGE (PIPE 2) 30.35 MS -18.75 MS NORMAL
DIGESTER SCRUBBER DRAIN (PIPE 3) 30.85 MS -17.05 MS
DIGESTER FEED PUMP WASH TO DITCH (PIPE 4) 0.12 MS -48.98 MS NORMAL
DORRCO HOT TANK & BAROMETRIC SEAL TANK (PIPE 5) 0.07 MS -49.03 MS NORMAL
1-4 EVAP BAROMETRIC CONDENSERS (PIPE 6) 27.55 MS -21.55 MS NORMAL
5-8 EVAP BAROMETRIC CONDENSERS (PIPE 8) 52.41 MS 3.31 MS NORMAL
30% CLARIFIER (PIPE 10) 0.39 MS -48.71 MS NORMAL
54% CLARIFIER (PIPE 11) 40.44 MS -8.66 MS NORMAL
CRESCENT POND (PIPE 12) 0.18 MS
9-10 EVAP BAROMETRIC CONDENSERS (PIPE 13) 40.68 MS -8.42 MS NORMAL
11 EVAP BARO CONDENSERS & INTER-CONDENSER (PIPE 14) 47.59 MS -1.51 MS NORMAL
#2 FILTER SUMP 45.64 MS -3.46 MS NORMAL
3RD FILTER DISCHARGE DITCH 49.11 MS -0.21 MS NORMAL
PRAYON TELLER SUMP 43.99 MS
SELECTED INCOMING PW CHT 49.10 MS
INCOMING PW CHT SELECTOR PRIMARY
PRIMARY INCOMING PW CHT 49.10 MS
REDUNDANT INCOMING PW CHT 44.38 MS
INSTRUMENT DEVIATION ALARM NORMAL
Mosaic
LOG ENTRY CALCULATOR
FULL SCREEN
21-APR-15 9:10:09
InstAlarm
Zoom
Pan
0002 EIA BYPASSES
Close
Trend
In
Out
Frame Set
Restore
Help
Reset
DIR
Print
Message
[CTRL] Session [D3_ONLINE] Found Connection on system [CDCM].
ClearCmd
Status
CDCM\D3OPERATOR
COMMAND
TAG
SYS:.TIME.I

3

Figure 3: Conductivity Alarm Trigger Corrective Action Plan

NO
YES
Conductivity Alarm Activated and stays activated for > 5 min
Investigate Potential Release Sources
RELEASE NOT FOUND
RELEASE FOUND
Manually check conductivity
Correct any issues found/ Document in AON, generate work order if required
NO
Calibration off?
YES
Generate Work Order for Probe Calibration and document manual
End This Process
Mosaic
Conductivity Alarm Trigger Corrective Action Plan
PAGE 1 of 1

4

Probe Locations and Targets

Probe No.	Name	Location Description
1	Incoming PW ditch	R1 Canal; brings process water to Phos Acid plant from Process Pond
1a	Redundant Incoming PW Ditch	R1 Canal; brings process water to Phos Acid plant from Process Pond
2	30% Area ditch	30% containment area sumps and wash boxes discharge
4	5-7 Hotwell	Hotwell for evaporators 5, 6 and 7
6	1 & 2 Hotwell	Hotwell for evaporators 1 & 2
7	3 & 4 Hotwell	Hotwell for evaporators 3 & 4
9	Mall ditch	Non-segregable areas around #3 and #5 Filters
10	A & B Hotwell	Hotwell for evaporators A & B
11	C & D Hotwell	Hotwell for evaporators C & D
13	#5 Ditch	Non- segregable area spills from Attack Tank U-Train
14	33 Area ditch	33 containment area sump and wash boxes discharge

5

Table 1: Bartow Conductivity Initial Alarm Limits (Differential)

Probe No.	Name	Alarm Trigger (millisiemens/cm)
1	Incoming PW ditch	No alarm
1a	Redundant Incoming PW ditch	No alarm
2	30% Area ditch	5
4	5-7 Hotwell	10
6	1 & 2 Hotwell	10
7	3 & 4 Hotwell	10
9	Mall ditch	15
10	A & B Hotwell	5
11	C & D Hotwell	5
13	#5 ditch	10
14	33 Area ditch	15

6

Figure 5: Riverview Conductivity Probe Locations in Phosphoric Acid Plant and Granulation

DORRCO DETAIL
#2 SUMP CONDUCTIVITY TRANSMITTER LOCATION
PIPE DISCHARGE DETAIL
ALL TRANSMITTERS
ELEMENTS
#17
#18
#15
#16
#13
#14
#11
#1
#2
#4
#6
#8
#10
#2 SUMP
Scrubber
ELEMENT
#3 SUMP
3RD FILTER
ELEMENT
#5
#1 EVAPORATOR
DORRCO
PRAYON
DIGESTER
#9 SULFURIC ACID TANK
Scrubber
ELEMENT
DIGESTER SCRUBBER DRAIN DETAIL
CONDUCTIVITY XMTR LOCATION

TRANSMITTER LEGEND

#1. Dry Products Return Line (pipe 1)
#2. Prayon Teller Sump Discharge (pipe 2)
#4. Digester Feed Pump Wash to Ditch (pipe 4)
#5. Dorrco Hot Tank & Barometric Seal Tank (pipe 5)
#6. 1-4 Evap Barometric Condensers (pipe 6)
#8. 5-8 Evap Barometric Condensers (pipe 8)
#10. 30% Clarifier (pipe 10)
#11. 54% Clarifier (pipe 11)
#13. 9-10 Evaps Barometric Condensers (pipe 13)
#14. 11 Evap Baro Condensers & Inter-Condenser (pipe 14)
#15. #2 Filter Sump
#16. 3rd Filter Discharge Ditch
#17. Incoming PW CHT
#18. Redundant Incoming PW CHT

7

Table 2: Riverview Conductivity Initial Alarm Limits (Differential)

Probe No.	Name	Location Description	Alarm Condition (milliSiemens/cm)
1	Dry Products Return Line (PIPE 1)	Dry Product Return Line	15
2	Prayon Teller Sump Discharge (PIPE 2)	Prayon Sump Discharge	15
4	Digester Feed Pump Wash to Ditch (PIPE 4)	Digester Feed Pumps Wash	15
5	Dorrco Hot Tank & Barometric Seal Tank (PIPE 5)	Dorrco Hot Tank & Barometric Seal Tank	5
6	1-4 Evap Barometric Condensers (PIPE 6)	Evaporator 1-4 Barometric Condensers Combined	5
8	5-8 Evap Barometric Condensers (PIPE 8)	Evaporator 5-8 Barometric Condensers Combined	10
10	30% Clarifier (PIPE 10)	30% Clarifier Wash Return	10
11	54% Clarifier (PIPE 11)	54% Clarifier Wash Return	10
13	9-10 Evaps Barometric Condensers (PIPE 13)	Evaporators 9-10 Barometric Condensers, 9-11 Evaporator Feed Lines Wash	5
14	11 Evap Baro Condensers & Inter- Condenser (PIPE 14)	Evaporator #11 Barometric Condenser	5
15	#2 Filter Sump	No. 2 Filter Sump	10
16	3rd Filter Discharge Ditch	No. 3 Filter Sump	10
17	Incoming PW CHT	Incoming process water (constant head tank)	No alarm
18	Redundant Incoming PW CHT	Incoming process water (constant head tank)	No alarm

Following pipes don’t have a conductivity probe installed as P2O5 loss is not expected there due to:

#3 pipe carries only the scrubber liquor from Digester fume scrubber;

#7 pipe carries only the scrubber liquor from #3 Filter fume scrubber;

#9 pipe carries rain water only from the Swimming Pool Pumps area;

#12 pipe carries rain water runoff only from Crescent Pond;

8

Figure 6: New Wales Conductivity Probe Locations in Phosphoric Acid Plant and Granulation

Legend
New Location
Ditch Location
AUTO SHOP
1
2
3
4
5
6
7
8
9
10
11
Table by Plant
1. Total New Wales Outflow to Pond
2. AFI Evaporators and Plant
3. Phosacid and Granular Outflow
4. Clarification D1 Sump
5. 7E Evaporator
6. Incoming Pond Water
7. Clarification South ditch
8. Total East Train / West Train Outflow (F3)
9. Third Train Evaporators and Flash Coolers
10. Third Train Ditch
11. Redundant Incoming Pond Water
SOUTH WET ROCK RAIL UNLOADING
NORTH
EVACUATION AREAS
AFI PARKING LOT
MAIN OFFICE
AUTO SHOP
SOUTH WET ROCK RAIL UNLOADING
MAIN OFFICE
OVERALL PLANT LAYOUT - AREAS
82A0064 MOD. DATE 3-19-08

9

Table 3: New Wales Conductivity Alarm Limits (Differential & Absolute)

Probe No.	Probe Name	Alarm Trigger (milliSiemens/cm)[1]
1	Total New Wales Outflow to Pond	5
2	AFI Evaporators and Plant	5
3	Phos Acid and Granular Outflow	10
4	Clarification D1 Sump	20
5	7E Evaporator	10
6	Incoming Pond Water	No alarm
7	Clarification South Ditch	55 (absolute)
8	Total East Train / West Train Outflow (F3)	5
9	Third Train Evaporators and Flash Coolers	5
10	Third Train Ditch	5
11	Redundant Incoming Pond Water	No alarm

1 The alarm triggers are differential values, unless otherwise noted in the table.

10

Mosaic’s 9.11.15 Revisions to Government 08.13.15 Comments

Table 4: Uncle Sam Conductivity Alarm Limits (Absolute)

Alarm Name	Alarm Condition
West Trench	700 microSiemens/cm3
South Fume scrubber	700 microSiemens/cm
South Flash Cooler Barometric Condenser	700 microSiemens/cm
North Flash Cooler Barometric Condenser	700 microSiemens/cm
North Fume scrubber	700 microSiemens/cm
East Trench	2000 microSiemens/cm
Ditch Conductivity 1[4]	milliSiemens/cm
Ditch Conductivity 2	milliSiemens/cm

2 Uncle Sam project #6 in Appendix 6 (RCRA Project Narrative & Compliance Schedules) of the Consent Decree shows existing conductivity probes (blue) for the discharges to the outfall. The locations shown in red are proposed to identify spills that could enter the 04 Basin.

3 Conductivity probes that are on units that use river water are measured in microSiemens. Ditch Conductivity 1 and Ditch Conductivity 2 probes will be on the Process Pond water, therefore milliSiemens are used.

4 Ditch conductivity probes 1 & 2 will be filled in after installation and generation of the baseline.

Maintenance

Each Mosaic concentrate plant uses manufacturer recommended calibration procedures specific to the type of probe. The four calibration methods that are being used are Bench Calibration using a User-Supplied Wire, Bench Calibration Using a Foxboro Calibration Plug and Solution Calibration and the Decade resistor box. Table 5 below shows methods that are being used at each of the sites. Probes are removed, cleaned and dried every time prior the calibration procedure is performed.

Table 5: Calibration Procedures Used at Each Plant

Plant	Calibration Method
Bartow	User-Supplied Wire
Foxboro Calibration Plug
Solution Calibration
Riverview	Calibration Using a Foxboro Calibration Plug
Uncle Sam	User-Supplied Wire
New Wales	Decade Resistor Box

12

APPENDIX 6

APPENDIX 6

RCRA Project Narrative &

Compliance Schedule

Louisiana Facilities

Uncle Sam

Faustina

1

2

Uncle Sam

Project 1: Big Holding Tank and Wash Solution System in Phosphoric Acid Plant

Description: The Big Holding Tank (BHT) and Wash Solution System in the Phosphoric Acid Plant project will install new tank(s), or modify an existing tank, pumps, piping and controls to enable Mosaic to recover the value of cleaning wastes generated from the use of SACS, PACS, FSA and FSACS from pipes, tanks, process equipment, or other storage or transport units as designated in the Facility Report. In addition, the BHT will enable Mosaic to recover spills and leaks from containable impervious areas. The BHT Effluent will be reused as identified in the Facility Report.

Milestones: The following milestones provide a general plan for the start of each phase counting from the date of Mosaic’s signature of the Consent Decree.

●	Engineering / Development of project	month 18
●	Permitting with Regulatory Agency	month 32
●	Commitment Request Approval	month 32
●	Project Planning and Design	month 36
●	Initiate Field Construction	month 44
●	Tank Fabrication/Modification completion	month 55

Completion: The following dates are enforceable dates upon which, following the date of Mosaic’s signature of the Consent Decree, Mosaic must complete construction and implement Project 1.

●	Project Completion	month 62
●	Start-up and documentation of training Completion	month 66

Project 2: Cleaning Solution Return Piping

Description: The Cleaning Solution Return Piping project will install new piping to enable Mosaic to: (1) clean transfer lines from the Phosphoric Acid Plant to the Barge Loading Tanks and barges and return those cleaning wastes to the Big Holding Tank (BHT); and (2) clean BHT Recovery Units and return those cleaning wastes to the Big Holding Tank (BHT). Completion of this project coincides with the completion of Project 1: Big Holding Tank and Wash Solution System in the Phosphoric Acid Plant. Upon completion, the Cleaning Solution Return Piping will be operated in association with the BHT as identified in the BMP and Facility Report.

Milestones: The following milestones provide a general plan for the start of each phase counting from the date of Mosaic’s signature of the Consent Decree

●	Engineering / Development of project	month 26
●	Project Planning and Design	month 38
●	Initiate field construction	month 53

Completion: The following dates are enforceable dates upon which, following the date of Mosaic’s signature of the Consent Decree, Mosaic must complete construction and implement Project 2.

●	Project Completion	month 62

3

●	Start-up and documentation of training Completion	month 66

Project 3: FSA Spill and Leak Management

Description: Install a sump/collection system in the FSA areas designated as Downstream or BHT Recovery Units in the Facility Report. This system will recover spills and leaks of FSA and return them to the FSA product tank. Upon completion, the FSA Spill and Leak Management Sump System will be operated as a Containable Impervious Area as identified in the BMP and Facility Report.

Milestones: The following milestones provide a general plan for the start of each phase counting from the date of Mosaic’s signature of the Consent Decree

●	Engineering / Development of project	month 1
●	Project Planning and Design	month 11
●	Initiate field construction	month 16

Completion: The following dates are enforceable dates upon which, following the date of Mosaic’s signature of the Consent Decree, Mosaic must complete construction and implement Project 3.

●	Project Completion	month 20
●	Start-up and documentation of training Completion	month 22

Project 4: Scrubber System Upgrades

Description: A new scrubber will replace five existing ejector venturi scrubbers currently located in the acid storage area. The existing scrubbers serve Upstream and Downstream tanks. The new scrubber will reduce usage of the process water by approximately 200-600 gallons per minute. Upon completion the new scrubber will be operated as Mixed-Use as identified in the Facility Report.

Milestones: The following milestones provide a general plan for the start of each phase counting from the date of Mosaic’s signature of the Consent Decree

●	Engineering / Development of project	month 31
●	Permitting with Regulatory Agency (18 months)	month 42
●	Project Planning and Design	month 43
●	Initiate field construction	month 57

Completion: The following dates are enforceable dates upon which, following the date of Mosaic’s signature of the Consent Decree, Mosaic must complete construction and implement Project 4.

●	Project Completion	month 67
●	Start-up and documentation of training Completion	month 70

Project 5: Secondary Containment in Tank Farms

Description: Install secondary containment in storage tank areas at Phosphoric Acid Production. This installation will

4

prevent seepage of acid into the ground due to operational or accidental acid spills or leaks. Upon completion, the upgraded secondary containment will be operated as a Containable Impervious Area as identified in the BMP and Facility Report.

Milestones: The following milestones provide a general plan for the start of each phase counting from the date of Mosaic’s signature of the Consent Decree

●	Engineering / Development of project	month 5
●	Commitment Request Approval	month 16
●	Project Planning and Design	month 17
●	Initiate field construction	month 24
●	50% Area Complete	month 32

Completion: The following dates are enforceable dates upon which, following the date of Mosaic’s signature of the Consent Decree, Mosaic must complete construction and implement Project 5.

●	Project Completion	month 40
●	Start-up and documentation of training Completion	month 42

Project 6: Phosphoric Acid Spill and Leak Monitoring System Upgrades

Description: Conductivity probes will be installed in the ditches leading to the 04 basin as needed. The installation will incorporate new electrical and instrumentation systems and will allow monitoring and early identification of leaks and spills of phosphoric acid into the Process Wastewater system. The upgraded Spill and Leak Monitoring System will operate as described in the BMP. Conductivity probes already exist in the return trenches discharging to permitted Outfall 001.

Milestones: The following milestones provide a general plan for the start of each phase counting from the date of Mosaic’s signature of the Consent Decree

●	Engineering / Development of project	month 1
●	Project Planning and Design	month 8
●	Initiate field construction	month 12

Completion: The following dates are enforceable dates upon which, following the date of Mosaic’s signature of the Consent Decree, Mosaic must complete construction and implement Project 6.

●	Project Completion	month 18
●	Start-up and documentation of training Completion	month 20
●	Start 12 month monitoring to establish trigger limits	month 22

Project 7: Upgrade Downstream Barge Loadout Tanks Sump

Description: Modify current containment pads and sumps in the Downstream Barge Loadout tank and equipment area to capture spills, leaks and cleaning solutions so materials may be returned to the Downstream Barge Loadout tanks or the BHT. Upon completion, the upgraded sump system will be operated as identified in the BMP and Facility Report.

5

Milestones: The following milestones provide a general plan for the start of each phase counting from the date of Mosaic’s signature of the Consent Decree

●	Engineering / Development of project	month 58
●	Project Planning and Design	month 64
●	Initiate field construction	month 68

Completion: The following dates are enforceable dates upon which, following the date of Mosaic’s signature of the Consent Decree, Mosaic must complete construction and implement Project 7.

●	Project Completion	month 70
●	Start-up and documentation of training Completion	month 72

Project 8: Lining of Active Water Return Flume

Description: Installation of a synthetic liner (and/or comparable replacement) in the ditch starting from Dunn’s Dam through the active water return flume to the eastern edge of the Canadian National (CN) railroad line.

Milestones: The following milestones have been completed:

●	Engineering / Development of project	July 2012
●	Permit application submitted to LDEQ	June 2015

The following milestones provide a general plan for the start of each phase counting from the date that an approved permit is received from LDEQ (“Date W”).

●	Commitment Request Preparation	Date W, plus month 1
●	Project Planning and Design	Date W, plus month 4
●	Initiate field construction	Date W, plus month 8

Completion: The following dates are enforceable dates upon which, following receipt of an approved permit from LDEQ (“Date W”), Mosaic must complete construction and implement Project 8.

●	Project Completion	Date W, plus month 24
●	Start-up and documentation of training Completion	Date W, plus month 26

Project 9: Lining of the 04 Basin

Description: Installation of a synthetic liner (and/or comparable replacement) in the 04 Basin beginning at the western end of the CN railroad line.

Milestones: The following milestones provide a general plan for the start of each phase counting from the date of Mosaic’s signature of the Consent Decree

●	Engineering / Development of project	month 12

6

●	Permit application submitted to LDEQ	month 24

The following milestones provide a general plan for the start of each phase counting from receipt of an approved permit from LDEQ (“Date X”), or the date of Mosaic’s signature of the Consent Decree, whichever is later.

●	Commitment Request Approval	Date X, plus month 12
●	Project Planning and Design	Date X, plus month 24
●	Initiate field construction	Date X, plus month 28

Completion: The following dates are enforceable dates upon which, following receipt of an approved permit from LDEQ, (“Date X”), Mosaic must complete construction and implement Project 9.

●	Project Completion	Date X, plus month 40
●	Start-up and documentation of training Completion	Date X, plus month 42

Project 10: Line Earthen Ditches within Plant

Line the earthen ditches within the Uncle Sam Plant area that have the potential to receive phosphoric acid, sulfuric acid or FSA. Upon completion, this project will be operated as identified in the BMP and Facility Report.

Milestones: The following milestones provide a general plan for the start of each phase counting from the date of Mosaic’s signature of the Consent Decree

●	Engineering / Development of project	month 8
●	Permit Modification submitted to LDEQ	month 20

The following milestones provide a general plan for the start of each phase counting from receipt of an approved permit from LDEQ (“Date V”).

●	Project Planning and Design	Date V, plus month 3
●	Initiate field construction	Date V, plus month 15

Completion: The following dates are enforceable dates upon which, following the date an approved permit is received from LDEQ (“Date V”), Mosaic must complete construction and implement Project 10.

●	Project Completion	Date V, plus month 30
●	Start-up and documentation of training Completion	Date V, plus month 32

Project 11: 110 Acre Reservoir Remediation

Description: Remove remnants of process wastewater and gypsum sediments deposited in the 110 Acre Reservoir from the previous emergency usages. Pond bottom will be neutralized to allow the Reservoir to serve as the Emergency Diversion Impoundment and as a Storm Water Detention/Retention Pond for the closed portions of the gypsum stack prior to discharge to the permitted Outfall. Repair and modify the seepage underdrain system of the closed portions of the gypsum stack side slopes upstream of the 110 Acre.

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Milestones: The following milestones have been completed:

●	Permit modification submitted to LDEQ	Nov 2014

The following milestones provide a general plan for the start of each phase counting from the date that an approved permit is received from LDEQ (“Date Y”).

●	Engineering evaluation of the Seepage Collection System	Date Y, plus month 6
●	Design Modification of the Seepage Collection System	Date Y, plus month 8
●	Modification of the Seepage Collection System	Date Y, plus month 12
●	Removal & consume remnants of process water in Reservoir	Date Y, plus month 24
●	Remove & Dispose remnants of gypsum sediments	Date Y, plus month 36
●	Lime & neutralize upper 6” pond bottom of the Reservoir	Date Y, plus month 48

Completion: The following dates are enforceable dates upon which, following the date an approved permit is received from LDEQ (“Date Y”), Mosaic must complete construction and implement Project 11.

●	Project Completion	Date Y, plus month 60
●	Start-up and documentation of training Completion	Date Y, plus month 64

Project 12: BMP Training

Description: Site-specific RCRA and BMP training will be developed and implemented for all affected employees and contractors in the Phosphoric Acid plant, along with facility management, and others who manage waste streams covered by the BMP.

Milestones: The following milestones provide a general plan for the start of each phase counting from the date of Mosaic’s signature of the Consent Decree

●	Develop Training	month 0
●	Initiate training	month 3

Completion: The following dates are enforceable dates upon which, following the date of Mosaic’s signature of the Consent Decree, Mosaic must complete construction and implement Project 12.

●	Training Completion	month 9

Faustina

Project 1: Secondary Containment in Phosphoric Acid Tank Farm

Description: Install secondary containment in the Phosphoric Acid Tank Farm. This installation is intended to prevent seepage of acid into the ground due to operational or accidental acid spills or leaks. This project will be done in

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conjunction with Project 3: Granulation Plant Holding Tanks (GPHTs) which will be installed in the same area.

Milestones: The following milestones provide a general plan for the start of each phase counting from the date of Mosaic’s signature of the Consent Decree.

●	Engineering / Development of project	month 8
●	Project Planning and Design	month 19
●	Initiate field construction	month 28

Completion: The following dates are enforceable dates upon which, following the date of Mosaic’s signature of the Consent Decree, Mosaic must complete construction and implement Project 1.

●	Project Completion	month 43
●	Start-up and documentation of training Completion	month 46

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Project 2: DAP Recycle Pond Closure

The process to close the DAP Recycle Pond includes 2 phases:

        Phase 1 – Sampling and Characterization

        Phase 2 – DAP Recycle Pond Closure

Phase 1 – Sampling and Characterization- Completed

Samples were collected at various points in the pond and characterized. The results indicate that the solids are non-hazardous.

Milestones: The following milestones are complete:

●	Sampling plan submitted to EPA Region 6	Dec 2012
●	Sampling and Analysis Plan (SAP) approval Received	May 2013
●	Sampling and Characterization	Sep 2013
●	Final report received	Jan 2014
●	Letter of concurrence received from LDEQ and EPA	Apr 2014

Phase 2 – DAP Recycle Pond Empty/ Closure

Description: The DAP Recycle Pond will be closed with the solids in place by consolidating and desiccating the solids. The closure design will include a drainage system, high density polyethylene liner, liner cover and final vegetation. During the pond closure water drained from the pond will either be consumed in the Granulation process or treated and discharged according to the LPDES permit.

Milestones: The following milestones have been or will be completed:

●	“Notification of Intent to Close” letter submitted to LDEQ	February 2015
●	Request for “Early Construction” submitted to LDEQ	May 2015
●	Letter approving early construction received	July 2015
●	Mosaic to submit closure plan	October 2015

The following milestones provide a general plan for the start of each phase counting from the receipt of LDEQ’s approval of the closure plan to close the DAP Recycle Pond from LDEQ (“Date Z”).

●	Desiccation and consolidation	Date Z, plus month 12
●	Detailed closure design	Date Z, plus month 24
●	Closure construction	Date Z, plus month 36
●	Field construction 50% complete	Date Z, plus month 48

Completion: The following dates are enforceable dates upon which, following receipt of LDEQ’s approval of the closure plan to close the DAP Recycle Pond from LDEQ (“Date Z”), Mosaic must complete Phase 2 of Project 2.

●	Closure	Date Z, plus month 60

Project 3: Granulation Plant Holding Tank Installation

Description: Mosaic will install two new tanks and/or modify at least one existing tank. These tanks will be referred to as Granulation Plant Holding Tanks (GPHTs). These tanks will be designated as Granulation Plant Units. Mosaic’s

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compliance requirements with respect to the GPHTs are set forth in Paragraph 16(b)(2)(ii) of the Consent Decree.

The GPHTs will be used to capture cleaning wastes generated from the use of Faustina Cleaning Solutions. Spills and leaks within the Granulation plants and stormwater run-off will also be placed in the GPHTs for use in Granulation. The GPHTs will also receive the cleaning wastes from the Phosphoric Acid Storage Tanks and the Barge Transfer Line.

Milestones: The following milestones provide a general plan for the start of each phase counting from the date of Mosaic’s signature of the Consent Decree.

●	Engineering / Development of project	month 1
●	Project Approval	month 12
●	Project Planning and Design	month 12
●	Initiate field construction (Site preparation, pilings, foundation)	month 19
●	Tank fabrication initiated	month 29
●	Tank(s) fabrication completed	month 37

Completion: The following dates are enforceable dates upon which, following the date of Mosaic’s signature of the Consent Decree, Mosaic must complete construction and implement Project 3.

●	Project Completion	month 43
●	Start-up and documentation of training Completion	month 46

Project 4: Interim Granulation Plant Units Tank and Transfer Line Operating Requirements

Description: Mosaic operates Interim Granulation Plant Units (IGPUs) that manage, store or transport wastes from Downstream Operations (hereinafter called “Downstream Waste” or “Downstream Wastes”) for use in Granulation. Mosaic intends to use these units to manage, store or transport Downstream Wastes until such time as the Granulation Plant Holding Tanks are put in service to replace the IGPUs.

The requirements of this Project apply when the IGPU is in Downstream Waste handling service.

IGPUs that will be in continuous Downstream Waste handling service are:

●	North Holding Tank
●	Stormwater Tank
●	Holding Tank transfer lines
●	Transfer Line to the North Holding Tank
●	Transfer Line to the Stormwater Tank
●	Transfer Line from the Stormwater Tank

IGPUs that will be in periodic Downstream Waste handling service are:

●	Granulation Acid South Tank
●	Granulation Acid North Tank
●	Granulation Acid West Tank
●	Granulation Acid East Tank

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●	Transfer lines between the Phos Acid Tanks
●	A-Line
●	B-Line
●	C-Line
●	Spare line

Until Project 3 is completed, the conditions for continuing operation of the IGPUs included in Project 4 are listed below.

Completion: The following dates are enforceable dates upon which, following the date of Mosaic’s signature of the Consent Decree, Mosaic must comply with each of the following requirements.

IGPU Tanks

Requirement	IGPU Tanks in continuous Downstream Waste handling service	IGPU Tanks periodically in Downstream Waste handling service
Notify LDEQ and EPA via letter that an IGPU Tank is put into Downstream Waste handling service		No later than 7 days from the initial date upon which Downstream Waste first entered the tank
40 CFR 262.34 (a)(2) (LAC 33:V.1109.E.1.c)	Month 6	No later than 7 days from the initial date upon which Downstream Waste first entered the tank
40 CFR 262.34 (a)(3) (LAC 33:V.1109.E.1.d)	Month 6	No later than 7 days from the initial date upon which Downstream Waste first entered the tank
40 CFR 265 Subpart J:
40 CFR 265.191 (LAC 33:V.1903)	Month 6	No later than 30 days from the initial date upon which waste first entered the tank
40 CFR 265.195 (LAC 33:V.1911)	Month 6	No later than 7 days from the initial date upon which Downstream Waste first entered the tank
LAC 33:V.1909	Month 6	No later than 7 days from the initial date upon which

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Downstream Waste first entered the tank
40 CFR 265.196 (LAC 33:V.1913)	Month 6	No later than 7 days from the initial date upon which Downstream Waste first entered the tank
Notify LDEQ and EPA via letter that an IGPU tank is taken out of Downstream Waste handling service and that all Downstream Wastes have been removed	No later than 90 days after all Downstream Waste has been removed from the tank.	No later than 90 days after all Downstream Waste has been removed from the tank.
Remove IGPU tanks from Downstream Waste handling service by removing all waste residues.

No later than 90 days after the permanent discontinued use of the tank from Downstream Waste handling service, or no later than 90 days after the Granulation Plant Holding Tanks are placed into service, whichever comes first.

No later than 90 days after the permanent discontinued use of the tank from Downstream Waste handling service, or no later than 90 days after the Granulation Plant Holding Tanks are placed into service, whichever comes first.

IGPU Transfer Lines

Requirement	IGPU transfer lines in continuous Downstream Waste handling service	IGPU transfer lines periodically in Downstream Waste handling service
Notify LDEQ via letter that a periodic Unit is being put into Downstream Waste handling service		No later than 7 days from the initial date upon which Downstream Waste first entered the tank
Aboveground piping visually inspected daily	Month 6	Month 6
Notify LDEQ and EPA via letter that an IGPU transfer line is taken out of Downstream Waste handling service and that all wastes have been removed..	No later than 90 days after all Downstream Waste has been removed from the associated IGPU tank.	No later than 90 days after all Downstream Waste has been removed from the associated IGPU tank.
Remove IGPU transfer	No later than 90 days after all	No later than 90 days after all

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line from Downstream Waste handling service by removing all waste residues.	Downstream Waste has been removed from the associated IGPU tank, or no later than 90 days after the Granulation Plant Holding Tanks are placed into service, whichever comes first.	Downstream Waste has been removed from the tank, or no later than 90 days after the Granulation Plant Holding Tanks are placed into service, whichever comes first.

Project 5: Interim Granulation Plant Units – Sump Operating Requirements

Description: Mosaic operates Interim Granulation Plant Units (IGPUs) that manage, store or transport Downstream wastes for use in Granulation. Mosaic intends to use these units to manage, store or transport Downstream wastes until such time as the Granulation Plant Holding Tanks are put in service to replace the IGPUs.

The East/West and North/South Phos Acid Storage Tank Sumps, which are IGPUs, will be in periodic Downstream Waste handling service. The requirements of this Project apply when the East/West and/or the North/South Phos Acid Storage Tank Sumps are in Downstream waste handling service.

Until Project 3 is completed, the conditions for continuing operation of the IGPUs included in Project 5 are listed below.

●	Daily inspection during normal operations;
●	Once-per-calendar year inspections and integrity assessments (to be performed when the Storage Tank Sump is able to be emptied);
●	Repair of any cracks, gaps, or deterioration of the acid brick lining, metal lining, or concrete sump within 72 hours of discovering the crack, gap or deterioration, as noted in daily or once-per-calendar-year inspections.

Completion: The following dates are enforceable dates upon which, following the date of Mosaic’s signature of the Consent Decree, Mosaic must comply with the following inspection/repair requirements for the Granulation Sump.

●	Daily inspections	Month 3
●	First East/West and North/South Phos Acid Storage Tank Sumps annual inspection	Month 15

Project 6: RCRA Requirements

Completion: The following dates are enforceable dates upon which, following the date of Mosaic’s signature of the Consent Decree, Mosaic shall come into compliance with the RCRA Requirements applicable to Facility Operations and GPUs listed in the chart pursuant to the schedule below.

Subsequent to the time frames listed in the chart below, Mosaic’s compliance obligations with respect to the Faustina Facility operations and GPUs are set forth in Paragraph 16(b)(2)(ii) of the Consent Decree.

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Requirement	Existing Holding Tank and associated transfer lines	Facility Administrative and Procedural Operations
Section 3010(a) of RCRA, 42 U.S.C. § 6930(a)/LAC 33:V.1105		Month 3
LAC 33:V.2245.J-K		Month 3
40 CFR 262.34 (a)(2) (LAC 33:V.1109.E.1.c)	Month 6
40 CFR 262.34 (a)(3) (LAC 33:V.1109.E.1.d)	Month 6
40 CFR 262.40 (LAC 33:V.1111.A)		Month 3
40 CFR 262.41 (LAC 33:V.1111.B)		March 1, 2016
40 CFR 265 Subpart C:
40 CFR 265.31 (LAC 33:V.4325)		Month 3
40 CFR 265.32 (LAC 33:V.4327)		Month 3
40 CFR 265.33 (LAC 33:V.4329)		Month 3
40 CFR 265.34 (LAC 33:V.4331)		Month 3
40 CFR 265.37 (LAC 33:V.4335)		Month 3
40 CFR 265 Subpart D:

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40 CFR 265.51 (LAC 33:V.4339)		Month 3
40 CFR 265.52 (LAC 33:V.4341)		Month 3
40 CFR 265.53 (LAC 33:V.4343)		Month 3
40 CFR 265.54 (LAC 33:V.4345)		Month 3
40 CFR 265.55 (LAC 33:V.4347)		Month 3
40 CFR 265.56 (LAC 33:V.4349)		Month 3
40 CFR 265 Subpart J: (LAC 33:V.1901.E)
40 CFR 265.192 (LAC 33:V. 1905.H)	Month 9
40 CFR 265.193 (LAC 33:V.1907)	Month 9
40 CFR 265.194 (LAC 33:V.1909	Month 6
40 CFR 265.195 (LAC 33:V.1911)	Month 6
40 CFR 265.196 (LAC 33:V.1913)	Month 6

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Project 7: 40 CFR Part 265, Subpart J- Tank Standards for the Granulation Sump

Phase 1: Granulation Sump Inspections and Repair

Until Phase 2 of this Project 7 is completed, the conditions for continuing operation of the Granulation Sump are daily inspections; annual inspections; and as-needed repairs, documented with work orders to ensure the Granulation Sump is free of cracks, gaps, or deterioration of the acid brick lining or concrete sump itself, as follows:

●	Daily inspection during normal operations;
●	Once-per-calendar year inspections and integrity assessments (to be performed when the Granulation Sump is able to be emptied); and
●	Repair of any cracks, gaps, or deterioration of the acid brick lining or concrete sump within 72 hours of discovering the crack, gap or deterioration, as noted in daily or once-per-calendar-year inspections.

Completion: The following dates are enforceable dates upon which, following the date of Mosaic’s signature of the Consent Decree, Mosaic must comply with the following inspection/repair requirements for the Granulation Sump.

●	Daily inspections	Month 3
●	First Granulation Sump annual inspection	Month 15

Phase 2: Granulation Sump - 40 CFR Part 265, Subpart J- Tank Standards

Description: Mosaic will come into compliance with the requirements of 40 CFR Part 265, Subpart J-Tank Systems for the Granulation Sump, a GPU, pursuant to the schedule below.

Milestones: The following milestones provide a general plan for the start of each phase counting from the date of Mosaic’s signature of the Consent Decree.

●	Engineering / Development of project	month 18
●	Submission of a work plan to come into compliance with Phase 2	Month 24

●	Project Approval	month 36
●	Project Planning and Design	month 38
●	Installation	month 46

Completion: The following dates are enforceable dates upon which, following the date of Mosaic’s signature of the Consent Decree, Mosaic must complete compliance with 40 CFR Part 265, Subpart J for the Granulation Sump. Subsequent to the time frames listed below, Mosaic’s compliance obligations with respect to the Granulation Sump are set forth in Paragraph 16(b)(2)(ii) of the Consent Decree.

●	Project Completion	month 50
●	Project start-up	month 50

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Project 8: 40 CFR Part 265, Subpart J- Tank Standards for the Existing Holding Tank Sump

Phase 1: Existing Holding Tank Sump Inspections and Repair

Until Phase 2 of this Project 8 is completed, the conditions for continuing operation of the Existing Holding Tank Sump are daily inspections; annual inspections; and as-needed repairs, documented with work orders to ensure the Existing Holding Tank Sump is free of cracks, gaps, or deterioration of the stainless steel liner within the concrete sump or the concrete sump itself, as follows:

●	Daily inspection during normal operations;
●	Once-per-calendar year inspections and integrity assessments (to be performed when the Existing Holding Tank Sump is able to be emptied); and
●	Repair of any cracks, gaps, or deterioration of the acid brick lining, metal lining, or concrete sump within 72 hours of discovering the crack, gap or deterioration, as noted in daily or once-per-calendar-year inspections.

Completion: The following dates are enforceable dates upon which, following the date of Mosaic’s signature of the Consent Decree, Mosaic must comply with the following inspection/repair requirements for the Existing Holding Tank Sump.

●	Daily inspections	month 3
●	First Granulation Sump annual inspection	month15

Phase 2: Existing Holding Tank Sump- 40 CFR Part 265, Subpart J- Tank Standards

Description: Mosaic will come into compliance with the requirements of 40 CFR Part 265, Subpart J - Tank Systems with respect to the Existing Holding Tank Sump, a GPU, pursuant to the schedule below.

Milestones: The following milestones provide a general plan for the start of each phase counting from the date of Mosaic’s signature of the Consent Decree.

●	Engineering / Development of project	month 18
●	Submission of a work plan to come into compliance with Phase 2	month 24

●	Project Approval	month 36
●	Project Planning and Design	month 38
●	Installation	month 48

Completion: The following dates are enforceable dates upon which, following the date of Mosaic’s signature of the Consent Decree, Mosaic must complete compliance with each requirement of 40 CFR Part 265, Subpart J – Tank Standard for the Existing Holding Tank Sump. Subsequent to the time frames listed below, Mosaic’s compliance obligations with respect to the Existing Holding Tank Sump are set forth in Paragraph 16(b)(2)(ii) of the Consent Decree.

●	Project Completion	month 50
●	Project start-up	month 50

Project 9: Inspection, Maintenance and Repair of the Granulation Sump Ditches

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The conditions for continuing operation of the Granulation Sump Ditches are structural requirements; daily inspections; annual inspections; and as-needed repairs, documented with work orders to ensure the Granulation Sump Ditches are constructed of concrete that is free of cracks, gaps, or deterioration of the acid-resistant coating or concrete, as follows:

●	A one-time demonstration that the ditches are self-supporting, not dependent on the support of the surrounding soils in order to maintain their structural integrity;
●	Daily inspection during normal operations;
●	Once-per-calendar-year inspections (to be performed when the ditches are able to be emptied);
●	Repair of any cracks, gaps, or deterioration of the concrete within 72 hours of discovering the crack, gap or deterioration, as noted in daily or once-per-calendar-year inspections; and
●	Repair of any cracks, gaps or deterioration of the acid-resistant coating, as noted in daily or one-per-calendar-year inspections within 90 days of discovery.

Completion: The following milestones have been completed:

●	A one-time demonstration that the ditches are self-supporting, not dependent on the support of the surrounding soils in order to maintain their structural integrity. September 2015

The following dates are enforceable dates upon which, following the date of Mosaic’s signature of the Consent Decree, Mosaic must begin inspection requirements for the Granulation Sump Ditches.

●	Daily inspection during normal operations	month 3
●	First once-per-calendar-year inspections	month 15

Project 10: RCRA Training

Description: Mosaic’s obligation to meet the RCRA Requirement with respect to the Granulation Sump is set forth in Paragraph 16(b)(2)(ii) of the Consent Decree. Site-specific RCRA training will be developed and implemented for all employees and contractors in the Granulation plant along with facility management, and others who manage waste streams covered by the CD.

Milestones: The following milestones provide a general plan for the start of each phase counting from the date of Mosaic’s signature of the Consent Decree

●	Develop Training	month 0
●	Initiate training	month 3

Completion: The following dates are enforceable dates upon which, following the date of Mosaic’s signature of the Consent Decree, Mosaic must complete construction and implement Project 10.

●	Training Completion	month 9

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Summary of Compliance Schedule Projects Completed

Faustina: Granulation Plant Sump System – Completed 2009

Phase 1 of the DAP Pond Sampling and characterization - EPA and LDEQ approved the Sampling and Analysis Report in 2014

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APPENDIX 7

APPENDIX 7

PHOSPHOGYPSUM STACK SYSTEM ALTERNATIVE

LINER REQUIREMENTS

MOSAIC UNCLE SAM

Appendix 1 of this Consent Decree sets forth requirements for lining Phosphogypsum Stack Systems within five years of the Effective Date of this Consent Decree as a means of reducing or eliminating contamination migrating from such stacks. On January 6, 2011 and November 7, 2011, Mosaic submitted demonstration documents titled “Overview of Seepage Control Features and Projected Groundwater Quality Impacts for Mosaic Fertilizer, LLC Uncle Sam Phosphogypsum Stack System,” hereafter referred to as the “Uncle Sam Demonstration,” proposing that alternate means of containment can meet the Environmental Protection Agency’s (EPA) and the Louisiana Department of Environmental Quality’s (LDEQ) environmental protection goals and obviate the requirement of Appendix 1, Attachment D, Section VII to, within five years of the Effective Date, line existing unlined Phosphogypsum Stack Systems in accordance with Appendix 1, Attachment C, Section VI, or within five years of the Effective Date, close existing unlined Phosphogypsum Stack Systems in accordance with Appendix 1, Attachment D. This Appendix identifies the specific Phosphogypsum Stack System components that, subject to the terms of the Consent Decree (including Paragraph 22(a)(2)), the United States and LDEQ have determined either meet the liner design standards of Appendix 1, Attachment C, Section VI, or are considered an acceptable alternative to those standards. The United States’ and LDEQ’s acceptance of the Uncle Sam Demonstration for this purpose does not bind the United States or LDEQ to the factual assertions and conclusions of the Demonstration. This Appendix also identifies the specific Phosphogypsum Stack System components that either meet the closure design standards of Appendix 1, Attachment D or that are considered to be an acceptable alternative to the closure design standards of Appendix 1, Attachment D.

General Demonstration of Environmental Protectiveness

The active Uncle Sam Phosphogypsum Stack System and inactive system (including non-process water ponds) consist of Inactive Stacks 1- 3 (Stacks 1 -3), a 110-Acre Reservoir, Active Gypsum Stack Number 4 (Stack 4), Stack 4 Side Slopes (closed), Stack 4 Side Slopes (active), and a Cooling Pond System. The Cooling Pond System consists of the Active Toe Ditch on the north side of Stack 4, a two-compartment 30-acre Active Reservoir, a water return ditch from the 30-acre Active Reservoir to Dunn’s Dam, and Return Flume into the 04 Basin, and the 04 Basin (Figure 1). The Cooling Pond System is used for process water management, as well as circulation and cooling of process water, and receives incidental discharges of gypsum slurry. Other water bodies exist at Uncle Sam that are not part of the Phosphogypsum Stack System.

Mosaic Uncle Sam

Alternative Liner Requirements

Appendix 7

The key components of Mosaic’s Demonstration rely mostly upon an engineered compacted clay cut-off trench keyed into the natural confining unit and a soil bentonite cut-off wall as a seepage prevention features, and certain synthetic liners yet to be installed, as summarized below.

Cut-Off Features

The entire Phosphogypsum Stack System, except for the Return Flume and 04 Basin, are encompassed by a compacted clay perimeter levee with a compacted clay key (cut-off trench) that extends 4 to 8 feet into the natural ground clay confining unit and mitigates lateral seepage from the stack system.

In addition to the compacted clay key, the southern portion of Inactive Stacks 1-3 has a soil bentonite cut-off wall keyed 18 feet into the natural ground clay confining unit.

Synthetic Liners

In addition to the clay cut-off trench, Mosaic plans to vertically expand and line the Phosphogypsum Stack System (excluding the Active Toe Ditch, 30-Acre Active Reservoir, and the water return ditch from the 30-Acre Active Reservoir to Dunn’s Dam and excluding the 110-Acre Reservoir and existing gypsum stack slopes) in two phases (See Figure 2 illustrated in orange/ Compliance Project 9).

Phase 1

Mosaic will raise Stack 4 to an interim average elevation of 200 feet (MSL) and then begin to install an intermediate liner on Stacks 1-3 no later than 1 year after that milestone is reached (i.e., before or about 2016 depending on plant production and water balance considerations). The liner will comport with the liner requirements of Appendix 1, Attachment C, but with placement of sedimented gypsum over the liner instead of a mechanically compacted phosphogypsum component.

Phase 2

Mosaic will begin the vertical expansion of the newly lined Stacks 1-3 within 18 months after initiating liner installation and will then install an intermediate liner on Stack 4 no later than one year after the Stacks 1-3 vertical expansion reaches an average elevation of 200 feet (MSL) that comports with the liner requirements of Appendix 1, Attachment C, but with placement of sedimented phosphogypsum over the liner instead of a mechanically compacted phosphogypsum component. Phase 2 will include lining the Decant Ditch. Phosphogypsum will continue to be deposited on Stacks 1-3 up to an interim height of 200 feet so that Stacks 1-3 and 4 are at equivalent heights. Mosaic will then begin depositing Phosphogypsum on the combined lined Stacks 1-4.

2

Mosaic Uncle Sam

Alternative Liner Requirements

Appendix 7

Liner Requirements for Specific Components of the Stack System and Other Water Features

The following components or former components designated in orange in Figure 3 of Mosaic’s Stack System or other adjacent non-process ponds are not subject to the liner requirements of Appendix 1, Attachments C and D, as long as they do not hereafter receive Process Wastewater or Phosphogypsum.

1) Inactive Stack 4 Side Slopes

2) Inactive Stacks 1-3

The following components of Mosaic’s Stack System designated in orange in Figure 4 have existing engineered seepage control features that deviate from the Government’s liner design standards of Appendix 1, Attachment C, Section VI but are determined to be environmentally protective and thus deemed to meet the requirements of a lined system, consistent with Appendix 1, Attachment C, Section VI (i.e. no additional equivalency determination necessary).

1) Active Toe Ditch

2) 30-Acre Active Reservoir- both compartments

3) Water return ditch from the 30-acre Active Reservoir to Dunn’s Dam

The following components of Mosaic’s Stack System designated in orange in Figure 5 deviate from the Government’s liner design standards of Appendix 1, Attachment C, Section VI but are deemed environmentally protective and equivalent to the requirements of Appendix 1, Attachment C, Section VI (i.e. no additional equivalency determination necessary) upon completion of the Phase 1 and Phase 2 lining projects described above.

1) Stack 4 (including the Decant Ditch)

2) Stacks 1-3 Vertical Expansion

The following components of Mosaic’s Stack System designated in orange in Figure 6 are not contained within the clay cut-off trench and must be lined and/or replaced with a piped system as may be appropriate pursuant to the permit applications Mosaic will submit for LDEQ approval under Compliance Schedule Projects 8 (Lining of Active Water Return Flume) and 9 (Lining of the 04 Basin). Once Mosaic implements the LDEQ approved permit modifications, the following components will be environmentally protective, and thus they are considered to be acceptable alternatives to the requirements of Appendix 1, Attachment C, Section VI (i.e., no additional equivalency determination necessary).

1) Return Flume from Dunn’s Dam into the 04 Basin (Compliance Schedule, Project 8)

2) The 04 Basin (Compliance Schedule, Project 9)

The 110 Acre Reservoir designated in blue in Figure 3 is not subject to the liner requirements of Appendix 1, Attachment C, Section VI and shall be deemed an Emergency Diversion

3

Mosaic Uncle Sam

Alternative Liner Requirements

Appendix 7

Impoundment (EDI), as defined in this Consent Decree (including Appendix 1), when Mosaic implements the 110 Acre Reservoir project set forth in Appendix 6 (Compliance Schedule).

Other Components of Stack System

The following components of Mosaic’s Stack System have existing engineered closure covers for which a closure certification report has been submitted to LDEQ. These components no longer receive Phosphogypsum or Process Wastewater. These components are not required to meet the closure design standards of Appendix 1, Attachment D of the Consent Decree. Nothing in this Appendix shall be deemed to relieve Mosaic of its obligation to have complied with any federal and state laws applicable to closure of these components, and specifically the closure design standards of the applicable Louisiana Solid Waste Permits nor to restrict EPA’s residual authorities under RCRA and Paragraphs 21(c) and 93 of the Consent Decree.

1)	Stack 1-3 Side Slopes
2)	Lower Portions of Stack 4 Side Slopes (i.e., those that have been covered and grassed) except the Decant Ditch

The following components of Mosaic’s Stack System have existing engineered closure covers that, as installed, either meet the closure design standards of Appendix 1, Attachment D, or are considered environmentally protective and an acceptable alternative to the closure design standards set forth in the closure design standards of Appendix 1, Attachment D (i.e., no additional equivalency determination necessary).

1)	Former Perimeter Ditch Around Stacks 1-3 (now a part of inactive water conveyance)
2)	Former Perimeter Ditch Along East Toe of Stack 4 (now a part of the inactive system).

4

N
0 800 1600
SCALE: FEET
AERIAL PHOTOGRAPH: 11/16/11
PROPERTY BOUNDARY
ACTIVE TOE DITCH
INACTIVE STACK 4 SLOPE
ACTIVE STACK 4 SLOPE
ACTIVE GYPSUM STACK NO. 4
30-ACRE ACTIVE RESERVOIR
MISSISSIPPI RIVER
CHEMICAL PLANT
DOCK FACILITY
WATER RETURN DITCH
DUNN'S DAM
RETURN FLUME
INACTIVE STACKS 1-3
110-ACRE RESERVOIR
BORROW PIT
SOIL-BENTONITE CUT-OFF WALL

UNCLE SAM PHOSPHOGYPSUM STACK SYSTEM
Figure 1

ACTIVE TOE DITCH
INACTIVE STACK 4 SLOPE
ACTIVE STACK 4 SLOPE
PROPOSED LINERS FOR VERTICAL EXPANSION
30-ACRE ACTIVE RESERVOIR
PROJECTED STACK 4 TOP AREA AT EL. 200'
STACK 4 VERTICAL EXPANSION (LINED)
STACKS 1-3 VERTICAL EXPANSION (LINED)
110-ACRE RESERVOIR
MISSISSIPPI RIVER
CHEMICAL PLANT
DOCK FACILITY
WATER RETURN DITCH
04 BASIN
DUNN'S DAM
RETURN FLUME
BORROW PIT
SOIL-BENTONITE CUT-OFF WALL
0 800 1600
SCALE: FEET
AERIAL PHOTOGRAPH: 11/16/11

UNCLE SAM PHOSPHOGYPSUM STACK SYSTEM
Figure 2

ACTIVE TOE DITCH
INACTIVE STACK 4 SLOPE
ACTIVE STACK 4 SLOPE
30-ACRE ACTIVE RESERVOIR
COMPONENTS NOT SUBJECT TO APPENDIX I LINER REQUIREMENTS AS LONG AS THEY DO NOT RECEIVE PROCESS WASTEWATER OR PHOSPHOGYPSUM
MISSISSIPPI RIVER
ACTIVE GYPSUM STACK NO. 4
CHEMICAL PLANT
DOCK FACILITY
WATER RETURN DITCH
04 BASIN
110-ACRE RESERVOIR
DUNN'S DAM
INACTIVE STACKS 1-3
RETURN FLUME
N
0
800
1600
SCALE: FEET
BORROW PIT
AERIAL PHOTOGRAPH: 11/16/11
COMPONENT NOT SUBJECT TO APPENDIX I LINER REQUIREMENTS, DEEMED AN EDI WHEN MOSAIC IMPLEMENTS THE 110-ACRE RESERVOIR PROJECT (PER COMPLIANCE SCHEDULE)
SOIL-BENTONITE CUT-OFF WALL
UNCLE SAM PHOSPHOGYPSUM STACK SYSTEM
Figure 3

COMPONENTS THAT HAVE EXISTING ENVIRONMENTALLY PROTECTIVE SEEPAGE CONTROL FEATURES THAT ARE DEEMED TO MEET THE REQUIREMENTS OF A LINED SYSTEM
ACTIVE TOE DITCH
INACTIVE STACK 4 SLOPE
ACTIVE STACK 4 SLOPE
30-ACRE ACTIVE RESERVOIR
ACTIVE GYPSUM STACK NO. 4
MISSISSIPPI RIVER
CHEMICAL PLANT
WATER RETURN DITCH
DOCK FACILITY
04 BASIN
DUNN'S DAM
RETURN FLUME
INACTIVE STACKS 1-3
110-ACRE RESERVOIR
N
0 800 1600
SCALE: FEET
BORROW PIT
AERIAL PHOTOGRAPH: 11/16/11
SOIL-BENTONITE CUT-OFF WALL

UNCLE SAM PHOSPHOGYPSUM STACK SYSTEM

Figure 4

ACTIVE TOE DITCH
ACTIVE STACK 4 SLOPE TO BE COVERED AND GRASSED ONCE INACTIVE
INACTIVE STACK 4 SLOPE
30-ACRE ACTIVE RESERVOIR
ACTIVE STACK 4 SLOPE
PROJECTED STACK 4 TOP AREA AT EL. 200'
DECANT DITCH
MISSISSIPPI RIVER
CHEMICAL PLANT
WATER RETURN DITCH
DOCK FACILITY
STACKS 1-4 VERTICAL EXPANSION (LINED)
04 BASIN
110-ACRE RESERVOIR
RETURN FLUME
DUNN'S DAM
COMPONENTS DEEMED TO BE ENVIRONMENTALLY PROTECTIVE AND EQUIVALENT TO REQUIREMENTS OF APPENDIX I UPON COMPLETION OF THE PHASE 1 AND PHASE 2 LINING PROJECTS
N
0 800 1600
SCALE: FEET
BORROW PIT
AERIAL PHOTOGRAPH: 11/16/11
SOIL-BENTONITE CUT-OFF WALL

UNCLE SAM PHOSPHOGYPSUM STACK SYSTEM
Figure 5

30-ACRE ACTIVE RESERVOIR
ACTIVE GYPSUM STACK NO. 4
CHEMICAL PLANT
WATER RETURN DITCH
04 BASIN
RETURN FLUME
DUNN'S DAM
COMPONENTS THAT MUST BE LINED OR REPLACED WITH A PIPED SYSTEM AS PER COMPLIANCE SCHEDULE, PROJECTS 8 & 9
N
0 300 600
SCALE: 1"=600'
AERIAL PHOTOGRAPH: 11/16/11
UNCLE SAM PHOSPHOGYPSUM STACK SYSTEM
Figure 6

APPENDIX 8

Appendix 8

UIC Well Summary

Uncle Sam

APPENDIX 8

UNDERGROUND INJECTION CONTROL (UIC)

PERMITTED WELL AT UNCLE SAM

The Louisiana Department of Natural Resources’ Office of Conservation issued to Mosaic Order No. IMD 2012-01 WD, which became effective on June 4, 2012. Order No. IMD 2012-01 WD authorized Mosaic to drill, construct, and operate three (3) noncommercial, Class I Underground Injection Control (UIC) waste disposal wells (Well Serial Nos. 974237, 974238, and 974239). The Louisiana Department of Natural Resources’ Office of Conservation issued to Mosaic Supplement to Order No. IMD 2012-01 WD, which became effective on March 17, 2014. Supplemental Order No. IMD 2012-01 WD included additional and/or revised requirements pertaining to Mosaic’s operation of the three (3) above-referenced UIC Hazardous Waste Disposal Wells initially authorized under Order No. IMD 2012-01 WD. Mosaic and Louisiana Department of Environmental Quality’s (LDEQ) then entered into an Administrative Order on Consent MM-AOA-14-00269 (AOC) regarding the Underground Injection Control (UIC) well at Mosaic’s Uncle Sam facility.

This Appendix sets forth the substantive provisions of the AOC so they are incorporated into the Consent Decree pursuant to Paragraphs 22(a)(i) and 24. As set forth in the AOC, upon the Effective Date of the Consent Decree, the AOC shall be deemed superseded, null and void. Any capitalized terms not defined herein shall have the same definitions as set forth in Paragraph 8 of the Consent Decree.

1) This Appendix provides authorization to Mosaic to manage and dispose of process wastewaters, alleged in the Complaint to have been commingled with hazardous wastes, in accordance with the terms and conditions specified herein.

2) Except as otherwise noted herein, Mosaic shall manage the its Class I UIC waste disposal system (i.e., wastewater storage tanks and wastewater filtration system) and the process wastewater conveyed to that system for the purpose of being disposed by injection in accordance with the waste management standards specified in LAC 33:V.1109.E, 1901 et seq., and 1909.E of the Louisiana Hazardous Waste Regulations. Mosaic is not required to report in the hazardous waste annual report (specified in LAC 33:V.1111.B.2 of the Louisiana Hazardous Waste Regulations) any wastewaters disposed by injection in the UIC wells and in compliance with the terms and conditions of this Appendix.

3) Mosaic shall be authorized to return the following wastes to the Phosphogypsum Stack System without characterization: 1) wastewater generated from backwashing of the

Appendix 8

UIC Well Summary

Uncle Sam

filtration system associated with the Class I UIC waste disposal system; 2) wastewater returned to the Mosaic’s Phosphogypsum Stack System due to a failure of the Mosaic’s Class I UIC waste disposal system prohibiting its return to service within ninety (90) days; 3) recovered spills and leaks of wastewater within the secondary containment structures associated with the Class I UIC waste disposal system; and 4) spills and leaks occurring between the intake line and the filtration area, which may flow by gravity back to the Phosphogypsum Stack System.

4) Mosaic shall ensure that any other spills, leaks, and/or overflows of process wastewater removed from pipes and tank systems between the Phosphogypsum Stack System and the Class I UIC wells are contained within appropriate secondary containment structures, as required by LAC 33:V.1907, and are promptly returned to the Phosphogypsum Stack System. In the event Mosaic is unable to or chooses not to return these spills, leaks, and/or overflows of Process Wastewater to the Phosphogypsum Stack System, Mosaic shall characterize the Process Wastewater in accordance with LAC 33.V.1103 and subsequently manage, treat, and/or dispose of such Process Wastewater in accordance with any and all applicable Louisiana Solid and/or Hazardous Waste Regulations.

5) Mosaic shall characterize any sludges removed from the Class I UIC waste disposal wells filter and storage tank systems in accordance with LAC 33.V.1103 and subsequently manage, treat and/or dispose of these wastes in accordance with any and all applicable Louisiana Solid and/or Hazardous Waste Regulations.

6) Mosaic shall provide notice to the Department within 180 days prior to any planned non-use of its authorized Class I UIC waste disposal well system for the management/disposal of process waste water removed or to be removed from the Respondent’s Phosphogypsum Stack System. For the purposes of this Appendix, “planned non-use” shall mean any plan by Respondent to take the Class I UIC waste disposal waste well system out of service for a period of ninety (90) consecutive days or more.

2